UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

MORGAN STANLEY PATHWAY FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Morgan Stanley

Pathway Funds

Annual Report

»	August 31, 2020

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

•	Alternative Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.morganstanley.com/wealth-investmentsolutions/cgcm), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a financial advisor) or, if you are a direct investor, by calling 1-800-869-3326.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-869-3326 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

Morgan Stanley Pathway Funds

DEAR SHAREHOLDER,

Global equity markets were positive during the twelve-month period ending August 31, 2020. U.S. markets as measured by the S&P 500® Index i gained 21.94%, while developed international markets represented by the MSCI EAFE® Index (Net) ix gained 6.13% and emerging markets as measured by the MSCI Emerging Markets Index (Net) xii 14.49%. Volatility in financial markets increased given the impact of the COVID-19 pandemic, but global stimulus helped markets recover from the massive selloff in risk assets that occurred during the first quarter of 2020.

During the trailing 12 months ending August 31, 2020, growth stocks outperformed value, both domestically and abroad. The U.S. large-cap Russell 1000® Growth Index iii gained 44.34% compared to the Russell 1000® Index ii which gained 0.84%. The U.S. small-cap Russell 2000® Growth Index vii gained 17.28% compared to a loss of 6.14% for the Russell 2000® Value Index viii. In developed international markets the MSCI EAFE® Growth Index x gained 15.49% compared to a loss of 3.24% for the MSCI EAFE® Value Index xi. Within emerging markets, the MSCI Emerging Markets Index (Net) xii gained 31.18% compared to a loss of 1.32% for the MSCI Emerging Markets Value Index (Net) xiv.

Within the United States, seven out of eleven S&P 500® Index i sectors posted positive results. The returns were as follows: Information Technology (+57.93%), Consumer Discretionary (+34.88%), Communication Services (+27.10%), Health Care (+22.54%), Materials (+14.20%), Consumer Staples (+11.26%), Industrials (+5.19%), Utilities (-2.03%), Real Estate (-4.45%), Financials (-4.45%) and Energy (-33.53%).

Fixed income markets produced positive returns during the same twelve-month period. Broad investment grade indices such as the Bloomberg Barclays U.S. Aggregate BondTM Index xvi returned 6.47% and the Bloomberg Barclays Global Aggregate Bond Index xvii returned 5.54%. U.S. high yield also performed well with the Bloomberg Barclays U.S. Corporate High Yield Bond Index xviii gaining 4.71%.

Morgan Stanley & Co. economists expect U.S. real GDP to detract -5.3% in 2020, but to grow 3.4% in 2021. The forecast for global real GDP is to detract -3.8% in 2020, but to grow 5.9% in 2021.

Morgan Stanley Pathway Funds

(Returns are for the fiscal one year period ending August 31, 2020)

The Large Cap Equity Fund returned 18.85% compared to 22.50% for the Russell 1000® Index ii. The return of the Lipper Large-Cap Core Funds Average xxiii investment category was 18.49%. The Fund’s allocation effect had a positive impact on relative performance, but stock selection within information technology and consumer discretionary had the largest negative impact. Top contributors included Facebook, Amazon and Apple, while the top detractors included Coca-Cola, Occidental Petroleum and Marathon Oil.

The Small-Mid Cap Equity Fund returned 8.78% compared to 6.79% for the Russell 2500® Index v. The return of the Lipper Small-Cap Core Funds Average xxiv investment category was -1.46%. The Fund’s allocation and stock selection had a positive impact on relative performance with financials and real estate having the largest effect. Top contributors included Charles River Laboratories, Catalent and Merit Medical Systems, while the top detractors included Reinsurance Group of America, Envista Holdings and Spirit AeroSystems Holdings.

The International Equity Fund returned 8.64% compared to 6.13% for the MSCI EAFE® Index (Net) ix. The return of the Lipper International Large-Cap Core Funds Average xxv was 6.76%. The Fund’s sector allocation and stock selection had a positive impact on relative performance with information technology and industrials contributing the most. Top contributors included Roche Holdings, Seegene, ASML Holding and SAP, while the top detractors included Royal Dutch Shell, BP and Ovintiv.

I

The Emerging Markets Equity Fund returned 6.79% compared to 14.49% for the MSCI Emerging Markets Index (Net) xii. The return of the Lipper Emerging Markets Funds Average xxvi was 14.24%. The Fund’s sector allocation contributed to performance while stock selection had a negative impact on relative performance with consumer discretionary and financials detracting the most. Top contributors included Tencent Holdings, Alibaba and Meituan Dianping, while the top detractors included IRB Brasil Resseguros, Banco do Brasil and Itau Unibanco Holding.

The Core Fixed Income Fund returned 7.46% compared to 6.47% for the Bloomberg Barclays U.S. Aggregate BondTM Index xvi. The return of the Lipper Core Bond Funds Average xxvii was 6.43%.

The High Yield Fund returned 0.14% compared to 4.71% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index xviii. The return of the Lipper High Yield Funds Average xxviii was 3.05%.

The International Fixed Income Fund returned 0.75% compared to 0.28% for the FTSE Non-USD World Government Bond Index (USD) — Hedged xxi. The return of the Lipper International Income Funds Average xxix was 2.63%.

The Municipal Bond Fund returned 1.99% compared to 3.24% for the Bloomberg Barclays U.S. Municipal Bond Index xx. The return of the Lipper General & Insured Municipal Debt Funds Average iv was 2.10%.

The Inflation-Linked Fixed Income Fund returned 10.38% compared to 8.99% for the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index xix. The return of the Lipper Inflation Protected Bond Funds Average vi was 7.60%.

The Ultra-Short Term Fixed Income Fund returned 2.36% compared to 1.18% for the FTSE 3-Month U.S. Treasury Bill Index xv. The return of the Lipper Ultra-Short Obligations Funds Average xiii was 1.77%.

The Alternative Strategies Fund returned 2.61% compared to 4.88% for the HFRX Global Hedge Fund Index xxii.

Additional information regarding the investment managers of the Morgan Stanley Pathway Funds and commentary specific to each individual sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the Morgan Stanley Pathway Funds.

Sincerely,

Paul Ricciardelli

Chief Executive Officer

II

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

III

Performance of the Morgan Stanley Pathway Funds For the Year Ended August 31, 2020†*

Large Cap Equity Fund	18.85%
Russell 1000® Index (ii)	22.50%

Small-Mid Cap Equity Fund	8.78%
Russell 2500® Index (v)	6.79%

International Equity Fund	8.64%
MSCI EAFE® Index (Net) (ix)	6.13%

Emerging Markets Equity Fund	6.79%
MSCI Emerging Markets Index (Net) (xii)	14.49%

Core Fixed Income Fund	7.46%
Bloomberg Barclays U.S. Aggregate BondTM Index (xvi)	6.47%

High Yield Fund	0.14%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (xviii)	4.71%

International Fixed Income Fund	0.75%
FTSE Non-USD World Government Bond Index (USD) — Hedged (xxi)	0.28%

Municipal Bond Fund	1.99%
Bloomberg Barclays U.S. Municipal Bond Index (xx)	3.24%

Inflation-Linked Fixed Income Fund	10.38%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (xix)	8.99%

Ultra-Short Term Fixed Income Fund	2.36%
FTSE 3-Month U.S. Treasury Bill Index (xv)	1.18%

Alternative Strategies Fund	2.61%
HFRX Global Hedge Fund Index (xxii)	4.88%

See pages 25 through 28 for all footnotes.

IV

Large Cap Equity Fund

ABOUT THE SUB-ADVISERS

• ClearBridge Investments, LLC (“ClearBridge”)
ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. The Portfolio Managers for the ClearBridge Large Cap Growth strategy utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. The Portfolio Managers pursue a collaborative approach in which both they and the research analysts propose companies with attractive business models and good long-term growth prospects for further review. The team is particularly valuation conscious, gravitating toward “controversy”, or companies that are temporarily inefficiently priced.

• Columbia Management Investment Advisers, LLC (“Columbia”)
Columbia uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, Columbia considers, among other factors:

· overall economic and market conditions; and

· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio

As of August 31, 2020 the Sub-advisers for Morgan Stanley Pathway Large Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Columbia Management Investment Advisers, LLC (“Columbia”), Lazard Asset Management, LLC (“Lazard”), Delaware Investments Fund Advisers (“MIM”), Lyrical Asset Management LP (“Lyrical”) and ClearBridge Investments, LLC (“ClearBridge”).

For the fiscal year ending August 31, 2020, the Fund returned 18.85% compared to the Russell 1000® Indexii return of 22.50%. Positioning within financials and consumer staples contributed the most to relative performance while information technology and energy were the top detractors. Top contributors included Facebook, Amazon and Apple, while the top detractors included Coca-Cola, Occidental Petroleum and Marathon Oil.

The Fund’s yield was 1.53%, slightly less than the benchmark’s 1.62% yield. The Fund’s one year forward price to earnings ratio (P/E) was 23.2, less than the benchmark which was 25.4. The estimated earnings per share growth over the next 3-5 years is 11.8%, slightly less than the benchmark’s 12.3% growth rate. The top 10 positions accounted for 21% of the Fund’s holdings and included Apple, Amazon, Microsoft, Facebook, Visa, Alphabet, NVIDIA, Adobe, Salesforce and UnitedHealth Group.

During the fiscal one year period, BlackRock performed in-line with the Russell 1000® Indexii, which matched its passive mandate to track the index.

The portion of the Fund managed by Lazard underperformed their benchmark during the fiscal one year period. Lazard’s positioning within the information technology sector was the largest detractor, while positioning within financials was the largest contributor to relative performance. The top five contributors were Alphabet, Lowe’s Companies, S&P Global, Intercontinental Exchange and Skyworks Solutions, while the top five detractors were Coca-Cola, Envista Holdings, Armstrong World Industries, Sabre Corporation and Motorola Solutions. As of August 31, 2020, Lazard’s top ten positions represented 63% of their portfolio.

The portion of the Fund managed by MIM trailed their benchmark during the fiscal one year period. The top contributing sector was information technology, while energy was the largest detractor. The top five contributors were Walt Disney, Lowe’s Companies, Conagra Brands, Caterpillar and Broadcom, while the top five detractors were Marathon Oil, Occidental Petroleum, American International Group, Equity Residential and Raytheon Technologies. As of August 31, 2020, MIM’s top ten positions represented 33% of their portfolio.

The portion of the Fund managed by Lyrical outperformed their benchmark during the fiscal one year period. The top contributing sector was information technology, while energy was the largest detractor. The top five contributors were Centene Corporation, United Rentals, Dell Technologies, Broadcom and Berry Global Group, while the top five detractors were Suncor Energy, Lincoln National, AerCap Holdings, Alliance Data Systems and Western Digital. As of August 31, 2020, Lyrical’s top ten positions represented 50% of their portfolio.

of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

• Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage. Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the U.S. Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

• Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“MIM”)
MIM will invest under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. MIM invests primarily in securities of largecapitalization companies that the Manager believes have long-term capital appreciation potential. MIM currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

• Lyrical Asset Management LP (“Lyrical”)
Lyrical employs a deep value style with a high quality focus. Lyrical employs a value investing philosophy and believes that a portfolio of companies with low valuations relative to their long-term normalized earnings power will outperform the overall market over time and unlike some traditional value investors who

The portion of the Fund managed by ClearBridge trailed their benchmark during the fiscal one year period. The top contributing sector was Real Estate while information technology was their largest detractor. The top five contributors were Facebook, Amazon, Apple, Microsoft and NVIDIA, while the top five detractors were Grubhub, Anheuser-Busch InBev, Pioneer Natural Resources, American Express and Raytheon Technologies. As of August 31, 2020, ClearBridge’s top ten positions represented 47% of their portfolio.

The portion of the Fund managed by Columbia outperformed their benchmark during the fiscal one year period. Positioning was strongest within information technology and weakest within consumer discretionary. The top five contributors were Amazon, NVIDIA, Square, PayPal Holdings and Adobe, while the top five detractors were Walt Disney, Planet Fitness, Canada Goose Holdings, Pioneer Natural Resources and Exact Sciences. As of August 31, 2020, Columbia’s top ten positons represented 42% of their portfolio.

are willing to own any business at the right price, Lyrical’s philosophy is to invest only in businesses that it believes are of good quality. Lyrical invests only in the common stock of companies within its investable universe, which is the top 1,000 U.S. listed stocks by market capitalization.

The following graph depicts the performance of the Russell 1000® Indexii vs. the Lipper Large-Cap Core Funds Averagexxiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 1000® Index and the Lipper Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index**	Lipper Large-Cap Core Funds Average**
Since inception 11/18/1991	8.74%	6.59%	10.24%	9.58%
10 years	14.11	11.90	15.19	13.47
5 years	11.78	9.64	14.31	12.53
3 years	12.71	10.57	14.58	12.61
1 year	18.85	16.72	22.50	18.62

See pages 25 through 28 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUB-ADVISERS

• Neuberger Berman Investment Advisers LLC (“Neuberger”)
Neuberger employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger’s analysts seek to invest when there is a true disconnect between reality and market perception — something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger’s valuation approach resembles the due diligence effort that Neuberger’s a private equity firm might employ to evaluate the purchase of an entire company. Neuberger’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

As of August 31, 2020, the Sub-advisers for the Morgan Stanley Pathway Small-Mid Cap Equity (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Aristotle Capital Boston, LLC (“Aristotle”), D.F. Dent & Company, Inc. (“DF Dent”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Nuance Invesments, LLC (“Nuance”) and Westfield Capital Management Company, L.P. (“Westfield”).

For the fiscal year ending August 31, 2020, the Fund returned 8.78% compared to the Russell 2500® Indexv return of 6.79%. Positioning within financials and real estate contributed the most to relative performance while consumer discretionary and information technology were the largest detractors. Top contributors included Charles River Laboratories, Catalent and Merit Medical, while the top detractors included Reinsurance Group of America, Envista Holdings and Spirit AeroSystems Holdings.

The Fund’s yield was 1.23%, less than the benchmark’s 1.74% yield. The Fund’s forward P/E was 22.6, higher than the benchmark which was 19.8. The estimated earnings per share growth over the next 3-5 years is 12.2%, slightly less than the benchmark’s 12.8% growth rate. The top 10 positons accounted for 7% of the Fund’s holdings and included Charles River Laboratories, Travelers Companies, Nuance Communications, Equity Commonwealth, Dentsply Sirona, Verisk Analytics, Crown Holdings, Ansys, Merit Medical Systems and Ciena Corporation.

During the fiscal one year period, BlackRock performed in-line with the Russell 2500® Indexv, which matched its passive mandate to track the index.

The portion of the Fund managed by Neuberger outperformed their benchmark during the fiscal one year period. Sector positioning had a positive impact, while stock selection detracted to relative performance. The top contributing sector was information technology, while consumer discretionary was the largest detractor. The top five contributors were Charles River Laboratories International, Ciena, Nuance Communications, MACOM Technology Solutions Holdings and Cloudera, while the top five detractors were Children’s Place, Spirit AeroSystems Holdings, Hertz Global Holdings, Welbilt and Covanta Holding Corp. As of August 31, 2020, Neuberger’s top ten positons represented 31% of their portfolio.

The portion of the Fund managed by Westfield outperformed their benchmark during the fiscal one year period. Sector positioning and stock selection both contributed to relative performance. The top contributing sector was health care, while energy was the largest detractor. The top five contributors were Palomar Holdings, Teladoc Health, Trex Company, SiTime Corp. and Medicines Company, while the top five detractors were PBF Energy, WPX Energy, NMI Holdings, FirstCash and Stag International. As of August 31, 2020, Westfield’s top ten positions represented 25% of their portfolio.

The portion of the Fund managed by Aristotle trailed their benchmark during the fiscal one year period. Sector positioning and stock selection both detracted from relative performance. The top contributing sector was real estate while information technology was the largest detractor. The top five contributors were Catalent, Charles River Laboratories International, Dycom Industries, MACOM Technology

• D.F. Dent & Company, Inc (“DF Dent”)
DF Dent employs a bottom-up, fundamental process that seeks companies that are consistent growers, have strong management and are unrecognized and under-researched. The strategy looks for companies with above-average EPS growth expectations, high returns on investment, sustainable free cash flow growth, a competitive advantage and attractive relative valuations.

• Nuance Investments, LLC (“Nuance”)
Nuance seeks to invest in companies with leading and sustainable market share positions and above-average financial strength that are trading at discounts to Nuance’s calculation of intrinsic value. Through analysis of companies’ financial statements, management strategy, and competitive positioning, Nuance attempts to provide excess returns over time.

• Aristotle Capital Boston, LLC (“Aristotle”)
Aristotle seeks to deliver a diversified, high quality portfolio that can deliver attractive risk-adjusted results primarily driven by stock selection. They focus on companies they believe have low expectations, can create shareholder value, and have high potential for improved growth and profitability.

Solutions Holdings and QTS Realty Trust, while the top five detractors were BankUnited, Berkshire Hills Bancorp, AerCap Holdings, Team Inc. and Allete Inc. As of August 31, 2020, Aristotle’s top ten positions represented 21% of their portfolio.

The portion of the Fund managed by DF Dent outperformed their benchmark during the fiscal one year period. Sector positioning detracted, but stock selection contributed to relative performance. The top contributing sector was communication services, while materials was the largest detractor. The top five contributors were Moody’s Corp., Illumina, Bio-Techne, Ansys and BlackLine, while the top five detractors were Markel Corp., TransDigm Group, PROS Holdings, Vulcan Materials and CBRE Group. As of August 31, 2020, DF Dent’s top ten positions represented 42% of their portfolio.

The portion of the Fund managed by Nuance outperformed their benchmark during the fiscal one year period. Sector allocation had a positive impact on relative performance, while stock selection had a neutral impact. The top contributing sector was real estate, while materials was the largest detractor. The top five contributors were Sysco, Charles Schwab, Merit Medical Systems, ICU Medical and Amphenol Corp., while the top five detractors were Reinsurance Group of America, Travelers Companies, MetLife, Envista Holdings and Wright Medical Group. As of August 31, 2020, Nuance’s top ten positons represented 48% of their portfolio.

The following graph depicts performance of the Russell 2500® Indexv vs. the Lipper Small-Cap Core Funds Averagexxiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 2500® Index and the Lipper Small-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index**	Lipper Small-Cap Core Funds Average**
Since inception 11/18/1991	8.91%	6.74%	10.44%	9.75%
10 years	11.30	9.13	12.31	9.63
5 years	6.15	4.09	8.54	4.95
3 years	7.60	5.55	6.94	1.47
1 year	8.78	6.83	6.79	(1.45)

See pages 25 through 28 for all footnotes.

International Equity Fund

ABOUT THE SUB-ADVISERS

• Victory Capital Management, Inc. (“Victory Capital”)
Victory Capital’s investment franchise, Trivalent Investments, employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a below average price-to-earnings ratio and an above average earnings growth trend.

• Wellington Management Company LLP (“Wellington”)
Tracing our history to 1928, Wellington is one of the world’s largest independent investment management firms. Our comprehensive investment capabilities are built on the strength of rigorous, proprietary research and span nearly all segments of the global capital markets, including equity, fixed income, multi-asset, and alternative strategies. As a private partnership whose sole business is investment management, our long-term views and interests are aligned with those of our clients. Our commitment to investment excellence is evidenced by our significant presence and long-term track records in nearly all sectors of the global securities markets.

• Causeway Capital Management LLC (“Causeway”)
Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection. Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industryspecific research responsibilities. Fundamental research is further organized

As of August 31, 2020, the Sub-advisers for the Morgan Stanley Pathway International Equity Fund (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Causeway Capital Management, LLC (“Causeway”), OppenheimerFunds, Inc. (“OFI”), and Schroders Investment Management North America, Inc. (“Schroders”), Victory Capital Management Inc. (“Victory Capital”) and Wellington Management Company, LLP (“Wellington”).

For the fiscal year ending August 31, 2020, the Fund returned 8.64% compared to the MSCI EAFE® Index (Net)ix return of 6.13%. The Fund’s relative country selection and individual stock selection contributed to performance. Overall positioning was strongest in Australia and weakest in Ireland. The top five positions contributing to performance included Roche Holdings, Seegene, ASML Holding, SAP SE, and Infineon Technologies, while the top five detractors were Royal Dutch Shell Plc, BP Plc, Ovintiv, Banco Bilbao Vizcaya Argentaria and Rolls-Royce Holdings.

The Fund’s holdings offered a dividend yield of 2.8% compared to the benchmark of 3.1%. On a valuation basis, the Fund’s forward P/E was 19.2, slightly less than the benchmark which was 19.4. The estimated earnings per share growth over the next 3-5 years is 10.0%, compared to the benchmark of 9.7%. The top ten individual positions by weight accounted for 11% of the Fund and included Roche Holdings, SAP SE, Novartis, Nestle, ASML Holding, Takeda Pharmaceutical Co., Infineon Technologies, Siemens, UniCredit and Volkswagen.

During the fiscal one year period, BlackRock performed in-line with the MSCI EAFE® Index (Net)ix, which matched its passive mandate to track the index.

The portion of the Fund managed by Causeway underperformed their benchmark during the fiscal one year period. Detractors included country and individual security positioning along with their value bias. Overall positioning was strongest in Germany and weakest in the United Kingdom. The top five positions contributing to performance included Prudential, Siemens, Deutsche Post, ABB Ltd., and Infineon Technologies, while the top five detractors included Ovintiv Inc., Royal Dutch Shell Plc., BP Plc., Banco Bilbao Vizcaya Argentaria and Rolls-Royce Holdings. As of August 31, 2020, Causeway’s top ten positions represented 32% of their portfolio.

The portion of the Fund managed by OFI outperformed their benchmark during the fiscal one year period. Country allocation and security selection both contributed to relative performance. Overall positioning was strongest in France and weakest in Finland. The top five positions contributing to performance included ASML Holding, Taiwan Semiconductor Manufacturing, SAP SE, EPAM Systems and STMicroelectronics, while the top five detractors included TechnipFMC PLC, Airbus, Melrose Industries, Nokia and CCL Industries. As of August 31, 2020, OFI’s top ten positions represented 24% of their portfolio.

The portion of the Fund managed by Schroders outperformed their benchmark during the fiscal one year period. Country allocation and security selection both contributed to relative performance. Overall positioning was strongest in Japan and weakest in Sweden. The top five positions contributing to performance were Roche Holdings, Lonza Group, Vestas Wind Systems, ASML Holding and SAP SE, while into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in smallcap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include outof- favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

• OppenheimerFunds, Inc. (“OFI”)
OFI’s Global Equity team seeks to generate alpha through high conviction decisions driven by fundamental bottom-up analysis. Several secular growth themes are used as a way to focus attention on segments of the global marketplace that may grow faster than world GDP. The team’s investment process is driven by a number of very powerful, long-term economic, demographic and technological forces summarized as MANTRA® — Mass Affluence, New Technologies, Restructuring and Aging. The portfolio managers utilize a bottom-up, fundamental investment approach, and seek to invest initially in high-quality companies that are temporarily out of favor; trading at attractive valuations; and which demonstrate sustainable, above-average growth potential over a three- to five-year time horizon. The process is indexagnostic, searching for companies with high growth rates and high quality balance sheets with minimal focus with respect to region or country, sector or security.

• Schroder Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders “best ideas” portfolio blends both core and opportunistic holdings.

the top five detractors included Danone SA, Total SE, Banco Bilbao Vizcaya Argentaria, Erste Group Bank and Jardine Strategic Holdings Limited. As of August 31, 2020, Schroders’ top ten positions represented 22% of their portfolio.

The portion of the Fund managed by Wellington underperformed their benchmark during the fiscal one year period. Country allocation and security selection both detracted from relative performance. Overall positioning was strongest in Canada and weakest in China. The top five positions contributing to performance included Z Holdings Corp., A.P. Moller-Maersk, Barrick Gold, Kinross Gold and Gold Fields Limited, while the top five detractors included Royal Dutch Shell, BP PLC, Societe Generale SA, ABN AMRO Bank NV and Standard Charter PLC. As of August 31, 2020, Wellington’s top ten positions represented 21% of their portfolio.

The portion of the Fund managed by Victory Trivalent outperformed their benchmark during the fiscal one year period. Country allocation and stock selection both contributed to relative performance. Overall positioning was strongest in Korea and weakest in Spain. The top five positions contributing to performance included Stillfront Group, Evolution Gaming Group, Seegene, Lasertec and Logitech International, while the top five detractors included BRP, Deutsche Pfandbriefbank AG, Meggitt PLC, National Express Group PLC and Charter Hall Group. As of August 31, 2020, Victory Capital’s top ten positions represented 12% of their portfolio.

The following graph depicts the performance of MSCI EAFE® Index (Net)ix vs. the Lipper International Large-Cap Core Funds Averagexxv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)**	Lipper International Large-Cap Core Funds Average**
Since inception 11/18/1991	5.16%	3.02%	4.78%	5.93%
10 years	5.05	3.01	5.88	5.09
5 years	4.62	2.61	4.72	3.68
3 years	1.96	0.02	2.34	1.13
1 year	8.64	6.71	6.13	6.28

See pages 25 through 28 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUB-ADVISERS

• Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a long-term portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Market Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Market Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Market Index (Net).

• Lazard Asset Management LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value

As of August 31, 2020, the Sub-advisers for the Morgan Stanley Pathway Emerging Markets Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Van Eck Associates Corporation (“VanEck”) and Lazard Asset Management, LLC (“Lazard”).

For the fiscal year ending August 31, 2020, the Fund returned 6.79% compared to the MSCI Emerging Markets Index (Net)xii return of 14.49%. The underperformance can be contributed to a combination of weak country allocation and stock selection. Overall positioning was strongest in Thailand and weakest in Taiwan. The top five positions contributing to performance included Tencent Holdings, Alibaba, Meituan Dianping, A-Living Services and Taiwan Semiconductor, while the top five detractors included IRB Brasil Resseguros, Banco do Brasil, Itau Unibanco Holding, Bandhan Bank, and NMC Health PLC.

The Fund’s holdings offered a dividend yield of 2.4%, in-line with the MSCI Emerging Market’s Index (Net)xii yield of 2.4%. On a valuation basis, the Fund’s forward P/E was 16.2 compared to the benchmark which was 16.5. The estimated earnings per share growth over the next 3-5 years is 15.5%, compared to the benchmark of 15.6%. The top ten individual positions by weight accounted for 24% of the Fund and included Alibaba Group Holding, Tencent Holdings, Samsung Electronics Co., LTD, Ping An Insurance (Group) Company, China Construction Bank, Meituan Dianping, SK Hynix, Prosus N.V., and Reliance Industries.

For the fiscal year ending August 31, 2020 BlackRock performed in-line with the MSCI Emerging Markets Index (Net)xii, which matched its passive mandate to track the index.

The portion of the Fund managed by VanEck underperformed their benchmark during the fiscal one year period. The strategy’s country allocation detracted, while their stock selection contributed to the relative performance. Overall positioning was strongest in China and weakest in the United Kingdom. The top five positions contributing to performance included Tencent Holdings, Alibaba, Meituan Dianping, Wuxi Biologics and A-Living Services, while the top five detractors included IRB Brasil Resseguros, Bandhan Bank, Regional, NMC Health PLC and Ayala Land. As of August 31, 2020, VanEck’s top ten positions represented 36% of their portfolio.

The portion of the Fund managed by Lazard underperformed their benchmark during the fiscal one year period. A combination of weak country allocation and stock selection detracted from relative performance. Overall positioning was strongest in Russia and weakest in China. The top five positions contributing to performance included NetEase, Weichai Power Co., Taiwan Semiconductor, Samsung Electronics and Anhui Conch Cement, while the top five detractors included PT Telekomunikasi Indonesia, Turkiye Petrol Rafinerileri, Banco do Brasil, IRB Brasil Resseguros and PT Bank Mandiri. As of August 31, 2020, Lazard’s top ten positions represented 28% of their portfolio.

Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

The following graph depicts the performance of MSCI Emerging Markets Index (Net)Xii vs. the Lipper Emerging Markets Funds Averagexxvi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Fund with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)**	Lipper Emerging Markets Funds Average**
Since inception 4/20/1994	4.58%	2.53%	N/A	5.90%
10 years	2.63	0.64	3.76	3.82
5 years	7.76	5.69	8.66	8.16
3 years	0.13	(1.78)	2.83	2.78
1 year	6.79	4.84	14.49	14.07

See pages 25 through 28 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISERS

• Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock’s Customized Core strategy employs a fundamental, diversified, relativevalue approach that seeks alpha by strategically allocating among three alpha sources — macro strategies, sector allocation and security selection — based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

As of August 31, 2020, the Sub-advisers for the Morgan Stanley Pathway Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management, LLC (“MetWest”), Western Asset Management Company (“Western”) and BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2020, the Fund returned 7.46% compared its benchmark, the Bloomberg Barclays U.S. Aggregate Bond IndexTM Indexxvi which returned 6.47%.

The portion of the Fund managed by MetWest outperformed the benchmark during the fiscal one year period. Bolstering portfolio performance was the credit positioning, which was an underweight in the earlier part of the period, given late cycle dynamics (i.e. high corporate leverage and share buybacks) — benefiting the portfolio amid the virus-induced spread widening. A conservative posture further rewarded the portfolio as defensive industries such as healthcare and pharmaceuticals outperformed more market-sensitive ones like energy, cyclicals, and non-U.S. sovereigns. During this cheapening phase, the portfolio took the opportunity to purchase credits at compelling levels, which delivered another boost to returns with the credit exposure trimmed to capture gains during the remediation that began in the second quarter of 2020. In securitized products, the allocation to agency MBS increased at favorable entry points as the sector was weighed down by Fed tapering and low rates in 2019. This upsized shift benefited performance given the Fed’s massive sponsorship instituted in March. As spreads have come in, the agency mortgage-backed securities (MBS) exposure was reduced though remains a modest overweight. In asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), the negative effects from the health crisis overshadowed solid performance in 2019 and the rebound from the March liquidity crunch, though issue selection favoring senior, higher quality CMBS was additive, with an additional contribution coming from legacy non-agency MBS. Finally, a small position in Japanese Government issued T-bills, with the yen exposure fully hedged out using a dollar-yen cross currency swap, contributed to performance on the margin, while an allocation to Treasury Inflation-Protected Securities (TIPS) was further beneficial given increased inflation expectations. Finally, portfolio’s duration profile slightly reined in returns, with a longer stance shifting to neutral as yields fell with the Fed trimming rates, while moving shorter as yields plunged and remained near historic lows to end the period.

The portion of the Fund managed BlackRock outperformed the benchmark during the fiscal one year period. The relative outperformance of the portfolio was spread across a diverse set of factors. The main contributors to the portfolio’s performance were positioning and selection within investment grade credit, agency mortgage positioning, emerging market positioning and selection and ABS positioning. The portfolio held an overweight to investment grade credit for much of the second half of 2019 which benefitted from supportive central bank policy. As spreads moved tighter, the portfolio tactically moved to an underweight position which benefitted performance in the first quarter of 2020 before moving back to an overweight position into quarter end as valuations became attractive. The team continued to build the overweight position in early 2Q 2020 given historic new issue supply and attractive valuations. The other positions were broadly supported by central bank policy and positive tone in risk markets in 2Q 2020. This was partly offset by negative performance, most of which materialized in the first quarter of 2020 as the global spread of COVID-19 caused risk assets to underperform. The most notable detractors from performance were the portfolio’s underweight duration position and overweight positioning in CMBS. Interest rates rallied substantially as the Fed cut

The following graph depicts the performance of Bloomberg Barclays U.S. Aggregate BondTM Indexxvi vs. the Lipper Core Bond Funds Averagexxvii

rates to the zero lower bound and risk assets sold off meaningfully in March. As of the end of the period, overweights were reduced across spread sectors given the strong performance recently, but remain overweight spread assets.

The portion of the Fund managed by Western outperformed the benchmark during the fiscal one year period. Duration Positioning was the largest positive contributor to performance. The tactical use of duration during a volatile rate environment ultimately benefited as rates fell meaningfully. Yield curve positioning detracted from performance as the curve steepened. TIPS exposures were positive for performance as break-even inflation rates rose. Corporate bond exposures, which included both investment-grade and high-yield credit, were the second largest contributor to performance. Though investment grade and high-yield credit spreads both widened during the 12-month period, the portfolio benefitted from a tactical add to each sector at wider levels during the months of March and April. This was highly beneficial for performance as spreads subsequently tightened during the second quarter of 2020. Emerging market debt detracted, driven by wider spreads for U.S. dollar-denominated sovereigns and corporates and by local currency positions, which largely weakened against the U.S. dollar. Structured product positions, in aggregate, were negative for performance as the structured sector overall was impacted by spread widening during 1Q 2020 as well as additional pressure from forced (levered) sellers, particularly during the month of March 2020.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

CORE FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays Capital U.S. Aggregate BondTM Index
and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Aggregate BondTM Index**	Lipper Core Bond Funds Average**
Since inception 11/18/1991	5.47%	3.39%	5.68%	5.54%
10 years	4.04	2.00	3.65	3.69
5 years	4.59	2.57	4.33	4.23
3 years	5.38	3.37	5.09	4.85
1 year	7.46	5.57	6.47	6.42

See pages 25 through 28 for all footnotes.

High Yield Fund

ABOUT THE SUB-ADVISERS

• Eaton Vance Management (“Eaton Vance”)
Eaton Vance monitors the credit quality of securities held by the Fund and other securities available to the Fund. Although Eaton Vance considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/ top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services. Eaton Vance attempts to improve yield and preserve and enhance principal value through timely trading. Eaton Vance also considers the relative value of securities in the marketplace in making investment decisions.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

As of August 31, 2020, the Sub-advisers for the Morgan Stanley Pathway High Yield Fund (“Fund”) were Western Asset Management Company (“Western”) and Eaton Vance Management (“Eaton Vance”).

For the fiscal year ending August 31, 2020, the Fund returned 0.14% compared to its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Indexxviii which returned 4.71%. Cash inflows coupled with rising markets detracted from performance. The timing of these cash inflows allowed managers to outperform but the overall fund to underperform.

The portion of the Fund managed by Eaton Vance outperformed the Fund’s benchmark during the fiscal one year period. While security selection was somewhat challenging over this period, sector allocation was sharply positive. By sector, the top drivers of positive relative performance were metals/mining and insurance. Outperformance in both sectors was mainly attributable to positive credit selection. At the other end of the spectrum, credit selection was a headwind to relative performance in the energy and leisure sectors. At the end of the period, Eaton Vance was overweight the healthcare, cable & satellite TV and insurance sectors and underweight the diversified financial services and homebuilders & real estate sectors.

The portion of the Fund managed by Western slightly outperformed the benchmark during the fiscal one year period. Asset class allocation detracted from relative performance given opportunistic exposure to bank loans, which generally underperformed high-yield. Rating positioning aided relative performance given the strategy’s underweight to CCCs, which underperformed higher-rated high-yield over the period. Industry allocations detracted from relative performance largely due to underweights to the outperforming consumer non-cyclical and technology sectors. Issue selection was the largest contributor during the period due to issuer tilts within the communications and transportation sectors. Duration positioning aided relative performance given an overweight stance as rates fell significantly over the period.

The following graph depicts the performance of Bloomberg Barclays U.S. Corporate High Yield Bond Indexxviii vs. the Lipper High Yield Funds Averagexxviii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

HIGH YIELD FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Corporate High Yield Bond Index
and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Corporate High Yield Bond Index**	Lipper High Yield Funds Average**
Since inception 7/13/1998	4.34%	2.30%	6.49%	5.54%
10 years	5.26	3.21	6.90	5.75
5 years	4.28	2.26	6.45	5.07
3 years	3.04	1.05	4.88	3.78
1 year	0.14	(1.71)	4.71	3.05

See pages 25 through 28 for all footnotes.

International Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2020, the Sub-adviser for the Morgan Stanley Pathway International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2020, the Fund returned 0.75% compared to its benchmark, the FTSE Non-USD World Government Bond Index (USD) — Hedgedxxi which returned 0.28%.

PIMCO’s out-of-benchmark exposure to U.S. duration contributed to performance as U.S. rates fell over the period. U.S. yield curve positioning also contributed to performance, including an overweight to front end rates as these rates fell more than intermediate and long end rates. Overall, non-U.S. interest rate positioning contributed to performance, including tactical exposures to Latin American and South African emerging market local duration. Additionally, an overweight to Canadian interest rates added to returns. Spread strategies overall contributed to performance, particularly positions in Agency mortgage-backed securities as these securities outperformed like-duration Treasuries over the period. Lastly, overall currency strategies detracted from performance, including modest exposure to a basket of high-carry emerging market currencies.

The following graph depicts the performance of the FTSE Non-USD World Government Bond Index (USD) - Hedgedxxi vs. the FTSE Non-USD World Government Bond Index (USD) - Unhedgedxxi and the Lipper International Income Funds Averagexxix

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE Non-USD World Government Bond Index (USD) — Hedged,
FTSE Non-USD World Government Bond Index (USD) — Unhedged and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE Non-USD WGBI (USD) - Hedged**	FTSE Non-USD WGBI (USD) - Unhedged**	Lipper International Income Funds Average**
Since inception 11/18/1991	5.74%	3.61%	5.97%	5.17%	5.29%
10 years	3.86	1.82	4.05	1.63	2.22
5 years	4.66	2.63	4.53	4.13	2.98
3 years	4.26	2.27	4.89	3.20	2.00
1 year	0.75	(1.04)	0.28	4.36	2.59

See pages 25 through 28 for all footnotes.

Municipal Bond Fund

ABOUT THE SUB-ADVISER

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock seeks to build a high quality municipal bond portfolio that offers an attractive level of tax free income and capital preservation while providing stability and consistency throughout full market cycles. By way of comprehensive sector analysis, a rigorous credit review and sophisticated risk management technology, BlackRock’s seasoned portfolio managers strive to capture market inefficiencies.

As of August 31, 2020, the Sub-Advisor for the Morgan Stanley Pathway Municipal Bond Fund (“Fund”) was BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2020, the Fund returned 1.99% compared to its benchmark, the Bloomberg Barclays U.S. Municipal Bond Indexxx which returned 3.24%.

Security selection within healthcare and housing credits and sector allocation to tax-backed state and locals were the largest contributors to performance. Within credit, overweight exposure to NR and A credits was also additive to performance. Duration management contributed slightly however interest rate hedges were a drag on performance over the period. Curve positioning, particularly underweight exposure to the belly of the curve (10-15 year maturities) hindered performance.

The following graph depicts the performance of the Bloomberg Barclays U.S. Municipal Bond Indexxx vs. the Lipper General & Insured Municipal Debt Funds Averageiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Municipal Bond Index**	Lipper General & Insured Municipal Debt Funds Average**
Since inception 11/18/1991	4.66%	2.56%	5.42%	5.00%
10 years	3.17	1.15	3.98	3.81
5 years	3.15	1.15	3.99	3.71
3 years	3.32	1.33	4.09	3.72
1 year	1.99	0.15	3.24	2.10

See pages 25 through 28 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2020, the Sub-adviser for the Morgan Stanley Pathway Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2020, the Fund returned 10.38% compared to its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Indexxix which returned 8.99%.

An overweight to U.S. duration contributed to performance as U.S. Treasury yields fell over the period. Non-U.S. interest rate strategies also contributed to performance, including an underweight to core European rates. An overweight to U.S. breakeven inflation contributed to performance as U.S. breakeven levels saw a sharp rebound after the first quarter of 2020. Short exposure to the United Kingdom breakeven inflation contributed to performance as inflation expectations declined. Within spread sectors, holdings of select high yield and Agency mortgage-backed securities contributed to performance as these sectors outperformed like-duration Treasuries. Lastly, tactical exposure to higher carry emerging market currencies detracted from performance.

The following graph depicts the performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Indexxix vs. the Lipper Inflation Protected Bond Funds Averagevi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020
INFLATION-LINKED FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Treasury Inflation Protected Securities
(TIPS) Index vs. the Lipper Inflation Protected Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index**	Lipper Inflation Protected Bond Funds Average**
Since inception 3/9/2016	4.56%	3.00%	4.77%	4.08%
10 years	N/A	N/A	3.68	2.81
5 years	N/A	N/A	4.57	3.66
3 years	5.71	3.65	5.70	4.56
1 year	10.38	8.33	8.99	7.62

See pages 25 through 28 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2020, the Sub-adviser for the Morgan Stanley Pathway Ultra-Short Term Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2020, the Fund returned 2.36% compared to its benchmark, the FTSE 3-Month U.S. Treasury Bill Indexxv which returned 1.18%.

Overall, interest rate strategies were positive for performance. An underweight U.S. duration modestly detracted from performance as U.S. interest rates fell over the period. However, this was more than offset by yield curve positioning, including a focus on short and intermediate rates as these yields outperformed long-end yields. Additionally, exposure to Canadian and Australian interest rates added to performance as yields in these countries also fell over the period. Overall spread sector strategies were positive for performance. Security and sector selection within the investment grade corporate credit added to performance, particularly a focus on financials. Select holdings of securitized credit, including both Agency and non-Agency mortgage-backed securities, were positive for performance. Overall currency strategies detracted from performance including short exposure to the euro as the euro appreciated relative the U.S. dollar.

The following graph depicts the performance of the FTSE 3-Month U.S. Treasury Bill Indexxv vs. the Lipper Ultra-Short Obligations Funds Averagexiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020
ULTRA-SHORT TERM FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE 3-Month U.S. Treasury Bill Index vs. the Lipper
Ultra-Short Obligations Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE 3-Month U.S. Treasury Bill Index**	Lipper Ultra- Short Obligations Funds Average**
Since inception 3/9/2016	2.19%	0.16%	1.27%	1.91%
10 years	N/A	N/A	0.61	1.12
5 years	N/A	N/A	1.15	1.61
3 years	2.17	0.23	1.68	2.02
1 year	2.36	0.58	1.18	1.75

See pages 25 through 28 for all footnotes.

Alternative Strategies Fund

ABOUT THE MANAGER

• Consulting Group Advisory Services, LLC
Consulting Group Advisory Services, LLC is a business of Morgan Stanley Wealth Management (“MSWM”). MSWM is one of the largest financial services firms in the U.S. with branch offices in all 50 states and the District of Columbia. MSWM’s advisory services are provided by its Consulting Group and Wealth Management Investment Resources business units.

During the fiscal one year period ending August 31, 2020, the Morgan Stanley Pathway Alternative Strategies Fund (“Fund”) returned 2.61% compared to its benchmark, the HFRX Global Hedge Fund Indexxxii which returned 4.88%. Contributing to performance were exposures to strategies including even-driven and macro while exposures to energy and master limited partnerships were a key detractor.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2020 ALTERNATIVE STRATEGIES FUND Comparison of $10,000 Investment in the Fund with the HFRX Global Hedge Fund Index

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ALTERNATIVE STRATEGIES FUND Average Annual Total Returns for the Period Ended August 31, 2020†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	HFRX Global Hedge Fund Index
Since inception 2/15/2018	1.79%	(0.17%)	0.26%
10 years	N/A	N/A	1.27
5 years	N/A	N/A	1.75
3 years	N/A	N/A	1.74
1 year	2.61	0.73	4.88

See pages 25 through 28 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/wealth-investmentsolutions/cgcm/.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.00%.

**	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

i.	The S&P 500® Index tracks the performance of 500 widely held, large- capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.

ii.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.

iii.	The U.S. large-cap Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iv.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

v.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vi.	The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

vii.	The U.S. small-cap Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

viii.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

ix.

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index (Net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the

Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

x.	The MSCI EAFE® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Please note that an investor cannot invest directly in an index.

xi.	The MSCI EAFE® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Please note that an investor cannot invest directly in an index.

xii.	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiii.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Ultra short obligations funds invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

xiv.	The MSCI Emerging Markets Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xv.	The FTSE 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization. Please note that an investor cannot invest directly in an index.

xvi.	The Bloomberg Barclays U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xvii.	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Please note that an investor cannot invest directly in an index.

xviii.	The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xix.	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Please note that an investor cannot invest directly in an index.

xx.	The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxi.	The FTSE Non-USD World Government Bond Index (USD) — Hedged and — Unhedged are each sub-indices of the FTSE World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxii.	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

xxiii.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiv.	The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxv.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index (Net). The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvi.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvii.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxviii.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxix.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2020 and held for the six months ended August 31, 2020.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expense Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	18.21%	$1,000.00	$1,182.10	0.50%	$2.74
Small-Mid Cap Equity Fund	9.22%	1,000.00	1,092.20	0.63%	3.31
International Equity Fund	7.92%	1,000.00	1,079.20	0.74%	3.87
Emerging Markets Equity Fund	3.82%	1,000.00	1,038.20	0.83%	4.25
Core Fixed Income Fund	3.91%	1,000.00	1,039.10	0.57%	2.92
High Yield Fund	-0.92%	1,000.00	990.80	0.78%	3.90
International Fixed Income Fund	0.38%	1,000.00	1,003.80	1.04%	5.24
Municipal Bond Fund	0.02%	1,000.00	1,000.20	0.79%	3.97
Inflation-Linked Fixed Income Fund	7.17%	1,000.00	1,071.70	1.00%	5.21
Ultra-Short Term Fixed Income Fund	0.83%	1,000.00	1,008.30	0.60%	3.03
Alternative Strategies Fund	2.24%	1,000.00	1,022.40	0.70%	3.56

(1)	For the six months ended August 31, 2020.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.00% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 366 (to reflect the one-half year period).

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year/period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.62	0.50%	$2.54
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,021.97	0.63%	3.20
International Equity Fund	5.00%	1,000.00	1,021.42	0.74%	3.76
Emerging Markets Equity Fund	5.00%	1,000.00	1,020.96	0.83%	4.22
Core Fixed Income Fund	5.00%	1,000.00	1,022.27	0.57%	2.90
High Yield Fund	5.00%	1,000.00	1,021.22	0.78%	3.96
International Fixed Income Fund	5.00%	1,000.00	1,019.91	1.04%	5.28
Municipal Bond Fund	5.00%	1,000.00	1,021.17	0.79%	4.01
Inflation-Linked Fixed Income Fund	5.00%	1,000.00	1,020.11	1.00%	5.08
Ultra-Short Term Fixed Income Fund	5.00%	1,000.00	1,022.12	0.60%	3.05
Alternative Strategies Fund	5.00%	1,000.00	1,021.62	0.70%	3.56

(1)	For the six months ended August 31, 2020.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 366 (to reflect the one-half year period).

Schedules of Investments

August 31, 2020

Large Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 97.5%

COMMUNICATION SERVICES — 9.9%

Diversified Telecommunication Services — 1.7%
423,452	AT&T Inc.	$12,623,104
33,326	CenturyLink Inc.	358,254
3,002	GCI Liberty Inc., Class A Shares*	242,502
189,873	Liberty Global PLC, Class C Shares*	4,368,978
238,625	Verizon Communications Inc.	14,143,304

	Total Diversified Telecommunication Services	31,736,142

Entertainment — 2.0%
57,130	Activision Blizzard Inc.	4,771,498
19,658	Electronic Arts Inc.*	2,741,701
736	Liberty Media Corp-Liberty Formula One, Class A Shares*(a)	26,628
6,016	Liberty Media Corp-Liberty Formula One, Class C Shares*	234,504
1,492	Lions Gate Entertainment Corp., Class A Shares*	14,532
3,040	Lions Gate Entertainment Corp., Class B Shares*	27,542
4,353	Live Nation Entertainment Inc.*	247,250
579	Madison Square Garden Entertainment Corp.*	43,523
579	Madison Square Garden Sports Corp., Class A Shares*	94,956
12,531	Netflix Inc.*	6,635,916
16,838	Roku Inc., Class A Shares*	2,921,056
3,857	Spotify Technology SA*	1,088,291
3,256	Take-Two Interactive Software Inc.*	557,395
138,280	Walt Disney Co. (The)	18,234,984
1,268	World Wrestling Entertainment Inc., Class A Shares	55,881
26,225	Zynga Inc., Class A Shares*	237,599

	Total Entertainment	37,933,256

Interactive Media & Services — 4.8%
17,767	Alphabet Inc., Class A Shares*	28,951,860
8,734	Alphabet Inc., Class C Shares*	14,272,928
142,741	Facebook Inc., Class A Shares*	41,851,661
2,274	IAC/InterActiveCorp*	302,419
6,378	Match Group Inc.*	712,295
12,054	Pinterest Inc., Class A Shares*	443,467
3,169	TripAdvisor Inc.	74,060
22,468	Twitter Inc.*	911,751
1,606	Zillow Group Inc., Class A Shares*	136,960
4,203	Zillow Group Inc., Class C Shares*	360,449

	Total Interactive Media & Services	88,017,850

Media — 1.3%
9,231	Altice USA Inc., Class A Shares*	254,591
152	Cable One Inc.	279,730
4,390	Charter Communications Inc., Class A Shares*	2,702,528
382,552	Comcast Corp., Class A Shares	17,142,155
4,910	Discovery Inc., Class A Shares*(a)	108,339
8,617	Discovery Inc., Class C Shares*	172,082
7,359	DISH Network Corp., Class A Shares*	261,392
9,323	Fox Corp., Class A Shares	259,739
4,646	Fox Corp., Class B Shares	129,159
11,794	Interpublic Group of Cos., Inc. (The)	209,461
1,295	John Wiley & Sons Inc., Class A Shares	40,987
423	Liberty Broadband Corp., Class A Shares*	58,454
3,227	Liberty Broadband Corp., Class C Shares*	452,070
2,263	Liberty Media Corp-Liberty SiriusXM, Class A Shares*	82,170

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 9.9% — (continued)

Media — 1.3% — (continued)
5,355	Liberty Media Corp-Liberty SiriusXM, Class C Shares*	$192,753
4,977	New York Times Co. (The), Class A Shares	215,653
11,931	News Corp., Class A Shares	180,397
3,589	News Corp., Class B Shares	54,086
1,235	Nexstar Media Group Inc., Class A Shares	118,572
6,151	Omnicom Group Inc.	332,708
35,513	Sirius XM Holdings Inc.(a)	208,461
181	ViacomCBS Inc., Class A Shares	5,528
16,580	ViacomCBS Inc., Class B Shares	461,753

	Total Media	23,922,768

Wireless Telecommunication Services — 0.1%
2,906	Telephone & Data Systems Inc.	67,216
15,982	T-Mobile US Inc.*	1,864,780
446	United States Cellular Corp.*	16,225

	Total Wireless Telecommunication Services	1,948,221

	TOTAL COMMUNICATION SERVICES	183,558,237

CONSUMER DISCRETIONARY — 12.9%

Auto Components — 0.2%
40,821	Adient PLC*	707,836
32,969	Aptiv PLC	2,839,290
5,652	BorgWarner Inc.	229,415
7,095	Gentex Corp.	191,920
1,866	Lear Corp.	212,593

	Total Auto Components	4,181,054

Automobiles — 0.7%
117,006	Ford Motor Co.	797,981
36,347	General Motors Co.	1,076,962
4,880	Harley-Davidson Inc.	135,225
21,800	Tesla Inc.*	10,863,376
1,699	Thor Industries Inc.	160,436

	Total Automobiles	13,033,980

Distributors — 0.1%
3,964	Genuine Parts Co.	374,360
8,511	LKQ Corp.*	270,139
1,178	Pool Corp.	386,196

	Total Distributors	1,030,695

Diversified Consumer Services — 0.3%
1,757	Bright Horizons Family Solutions Inc.*	233,699
3,634	Chegg Inc.*	267,971
2,704	frontdoor Inc.*	117,813
120	Graham Holdings Co., Class B Shares	51,354
1,439	Grand Canyon Education Inc.*	135,324
5,959	H&R Block Inc.	86,405
32,328	New Oriental Education & Technology Group Inc., ADR*	4,740,255
5,423	Service Corp. International	247,560
3,766	ServiceMaster Global Holdings Inc.*	150,263

	Total Diversified Consumer Services	6,030,644

Hotels, Restaurants & Leisure — 1.4%
6,801	Aramark	187,436
13,990	Carnival Corp.(a)	230,555

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.9% — (continued)

Hotels, Restaurants & Leisure — 1.4% — (continued)
805	Chipotle Mexican Grill Inc., Class A Shares*	$1,054,775
983	Choice Hotels International Inc.	97,602
3,682	Darden Restaurants Inc.	319,119
1,173	Domino’s Pizza Inc.	479,710
2,106	Dunkin’ Brands Group Inc.	160,224
5,326	Extended Stay America Inc.	66,522
7,797	Hilton Worldwide Holdings Inc.	704,537
1,062	Hyatt Hotels Corp., Class A Shares	59,992
9,887	Las Vegas Sands Corp.	501,370
7,792	Marriott International Inc., Class A Shares	801,875
58,211	McDonald’s Corp.	12,429,213
13,861	MGM Resorts International	311,872
7,632	Norwegian Cruise Line Holdings Ltd.*	130,584
2,292	Planet Fitness Inc., Class A Shares*	139,331
4,778	Royal Caribbean Cruises Ltd.	328,917
2,187	Six Flags Entertainment Corp.	47,523
72,093	Starbucks Corp.	6,089,696
1,229	Vail Resorts Inc.	267,516
5,249	Wendy’s Co. (The)	109,914
2,593	Wyndham Destinations Inc.	75,171
2,907	Wyndham Hotels & Resorts Inc.	152,211
2,993	Wynn Resorts Ltd.	261,738
10,739	Yum China Holdings Inc.	619,748
9,027	Yum! Brands Inc.	865,238

	Total Hotels, Restaurants & Leisure	26,492,389

Household Durables — 0.5%
9,579	DR Horton Inc.	683,653
4,439	Garmin Ltd.	459,925
3,399	Leggett & Platt Inc.	139,359
8,145	Lennar Corp., Class A Shares	609,409
460	Lennar Corp., Class B Shares	27,278
1,802	Mohawk Industries Inc.*	166,378
11,610	Newell Brands Inc.	185,528
98	NVR Inc.*	408,497
7,708	PulteGroup Inc.	343,700
1,307	Tempur Sealy International Inc.*	111,801
2,982	Toll Brothers Inc.	125,900
27,819	Whirlpool Corp.	4,943,993

	Total Household Durables	8,205,421

Internet & Direct Marketing Retail — 5.3%
37,945	Alibaba Group Holding Ltd., ADR*	10,891,353
20,748	Amazon.com Inc.*	71,600,518
5,742	Booking Holdings Inc.*	10,969,804
19,553	eBay Inc.	1,071,113
3,334	Etsy Inc.*	399,080
4,086	Expedia Group Inc.	401,041
2,463	Grubhub Inc.*	178,198
190,260	Qurate Retail Inc., Class A Shares*	2,102,373
1,983	Wayfair Inc., Class A Shares*(a)	588,079

	Total Internet & Direct Marketing Retail	98,201,559

Leisure Products — 0.2%
50,526	Brunswick Corp.	3,127,054
3,860	Hasbro Inc.	304,708

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.9% — (continued)

Leisure Products — 0.2% — (continued)
10,435	Mattel Inc.*	$112,124
2,925	Peloton Interactive Inc., Class A Shares*	224,260
1,822	Polaris Inc.	184,095

	Total Leisure Products	3,952,241

Multiline Retail — 0.9%
7,401	Dollar General Corp.	1,494,114
129,458	Dollar Tree Inc.*	12,462,921
4,716	Kohl’s Corp.	100,734
3,084	Nordstrom Inc.	49,344
1,517	Ollie’s Bargain Outlet Holdings Inc.*	144,934
14,728	Target Corp.	2,227,021

	Total Multiline Retail	16,479,068

Specialty Retail — 2.5%
21,417	Advance Auto Parts Inc.	3,347,691
1,577	AutoNation Inc.*	89,668
700	AutoZone Inc.*	837,417
6,744	Best Buy Co., Inc.	747,977
1,851	Burlington Stores Inc.*	364,517
4,841	CarMax Inc.*	517,648
1,650	Carvana Co., Class A Shares*	356,334
1,860	Dick’s Sporting Goods Inc.	100,663
1,715	Five Below Inc.*	187,707
2,435	Floor & Decor Holdings Inc., Class A Shares*	178,339
3,320	Foot Locker Inc.	100,696
6,291	Gap Inc. (The)	109,400
45,691	Home Depot Inc. (The)	13,023,763
6,494	L Brands Inc.	190,924
109,353	Lowe’s Cos., Inc.	18,009,346
2,134	O’Reilly Automotive Inc.*	993,654
992	Penske Automotive Group Inc.	46,793
10,212	Ross Stores Inc.	930,109
3,474	Tiffany & Co.	425,565
35,302	TJX Cos., Inc. (The)	1,934,197
3,461	Tractor Supply Co.	515,101
15,917	Ulta Beauty Inc.*	3,695,609
2,350	Williams-Sonoma Inc.	206,236

	Total Specialty Retail	46,909,354

Textiles, Apparel & Luxury Goods — 0.8%
4,130	Capri Holdings Ltd.*	65,419
1,319	Carter’s Inc.	105,019
843	Columbia Sportswear Co.	72,136
170,627	Hanesbrands Inc.	2,608,887
3,320	lululemon athletica Inc.*	1,247,224
86,995	NIKE Inc., Class B Shares	9,733,871
2,123	PVH Corp.	118,378
1,466	Ralph Lauren Corp., Class A Shares	100,905
4,004	Skechers USA Inc., Class A Shares*	119,519
8,581	Tapestry Inc.	126,398
5,350	Under Armour Inc., Class A Shares*	52,484
5,519	Under Armour Inc., Class C Shares*	48,843
9,731	V.F. Corp.	639,813

	Total Textiles, Apparel & Luxury Goods	15,038,896

	TOTAL CONSUMER DISCRETIONARY	239,555,301

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 5.3%

Beverages — 1.1%
32,410	Anheuser-Busch InBev SA, ADR(a)	$1,884,642
257	Boston Beer Co., Inc. (The), Class A Shares*	226,669
1,309	Brown-Forman Corp., Class A Shares	87,022
5,525	Brown-Forman Corp., Class B Shares	404,264
114,029	Coca-Cola Co. (The)	5,647,856
4,706	Constellation Brands Inc., Class A Shares	868,163
10,147	Keurig Dr Pepper Inc.(a)	302,685
5,325	Molson Coors Beverage Co., Class B Shares	200,433
47,817	Monster Beverage Corp.*	4,009,934
40,995	PepsiCo Inc.	5,741,760

	Total Beverages	19,373,428

Food & Staples Retailing — 1.1%
1,119	Casey’s General Stores Inc.	199,014
33,807	Costco Wholesale Corp.	11,753,342
2,060	Grocery Outlet Holding Corp.*	84,728
22,464	Kroger Co. (The)	801,515
3,487	Sprouts Farmers Market Inc.*	81,421
14,220	Sysco Corp.	855,191
6,648	US Foods Holding Corp.*	161,879
21,346	Walgreens Boots Alliance Inc.	811,575
41,239	Walmart Inc.	5,726,035

	Total Food & Staples Retailing	20,474,700

Food Products — 1.8%
181,471	Archer-Daniels-Midland Co.	8,122,642
1,554	Beyond Meat Inc.*(a)	211,111
4,210	Bunge Ltd.	192,060
5,118	Campbell Soup Co.	269,258
215,060	Conagra Brands Inc.	8,249,702
4,855	Flowers Foods Inc.	118,753
18,178	General Mills Inc.	1,162,483
2,574	Hain Celestial Group Inc. (The)*	84,401
4,420	Hershey Co. (The)	656,989
8,502	Hormel Foods Corp.	433,432
2,042	Ingredion Inc.	164,259
3,360	J.M. Smucker Co. (The)	403,805
7,132	Kellogg Co.	505,730
18,820	Kraft Heinz Co. (The)	659,453
4,472	Lamb Weston Holdings Inc.	281,065
3,756	McCormick & Co., Inc.	774,487
165,848	Mondelez International Inc., Class A Shares	9,688,840
1,576	Pilgrim’s Pride Corp.*	25,216
1,623	Post Holdings Inc.*	142,856
8	Seaboard Corp.	21,464
1,644	TreeHouse Foods Inc.*	70,380
8,524	Tyson Foods Inc., Class A Shares	535,307

	Total Food Products	32,773,693

Household Products — 0.8%
7,306	Church & Dwight Co., Inc.	700,134
3,651	Clorox Co. (The)	815,999
24,742	Colgate-Palmolive Co.	1,961,051
1,937	Energizer Holdings Inc.	89,664
9,950	Kimberly-Clark Corp.	1,569,712

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 5.3% — (continued)

Household Products — 0.8% — (continued)
72,016	Procter & Gamble Co. (The)	$9,961,973
1,441	Reynolds Consumer Products Inc.	47,884
1,140	Spectrum Brands Holdings Inc.	67,944

	Total Household Products	15,214,361

Personal Products — 0.2%
8,462	Coty Inc., Class A Shares	30,294
16,757	Estee Lauder Cos., Inc. (The), Class A Shares	3,715,362
2,913	Herbalife Nutrition Ltd.*	143,174
1,422	Nu Skin Enterprises Inc., Class A Shares	67,218

	Total Personal Products	3,956,048

Tobacco — 0.3%
54,683	Altria Group Inc.	2,391,834
45,855	Philip Morris International Inc.	3,658,771

	Total Tobacco	6,050,605

	TOTAL CONSUMER STAPLES	97,842,835

ENERGY — 1.7%

Energy Equipment & Services — 0.1%
19,907	Baker Hughes Co., Class A Shares	284,272
26,649	Halliburton Co.	431,181
3,038	Helmerich & Payne Inc.	50,066
12,057	National Oilwell Varco Inc.	144,684
38,824	Schlumberger NV	738,044

	Total Energy Equipment & Services	1,648,247

Oil, Gas & Consumable Fuels — 1.6%
9,791	Antero Midstream Corp.	66,285
9,979	Apache Corp.	147,689
11,326	Cabot Oil & Gas Corp.	214,854
7,051	Cheniere Energy Inc.*	367,005
55,079	Chevron Corp.	4,622,780
2,850	Cimarex Energy Co.	79,173
5,776	Concho Resources Inc.	300,237
191,149	ConocoPhillips	7,242,636
2,520	Continental Resources Inc.	43,294
11,671	Devon Energy Corp.	126,864
4,880	Diamondback Energy Inc.	190,125
80,130	EOG Resources Inc.	3,633,094
7,745	EQT Corp.	122,913
12,196	Equitrans Midstream Corp.	125,375
124,770	Exxon Mobil Corp.	4,983,314
8,224	Hess Corp.	378,633
4,600	HollyFrontier Corp.	109,802
56,283	Kinder Morgan Inc.	777,831
24,272	Marathon Oil Corp.	128,156
18,991	Marathon Petroleum Corp.	673,421
4,392	Murphy Oil Corp.	60,346
14,440	Noble Energy Inc.	143,678
24,477	Occidental Petroleum Corp.	311,837
13,194	ONEOK Inc.	362,571
8,978	Parsley Energy Inc., Class A Shares	96,514
12,692	Phillips 66	742,101
4,858	Pioneer Natural Resources Co.	504,892

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 1.7% — (continued)

Oil, Gas & Consumable Fuels — 1.6% — (continued)
167,206	Suncor Energy Inc.	$2,680,312
6,521	Targa Resources Corp.	110,922
11,734	Valero Energy Corp.	617,091
36,259	Williams Cos., Inc. (The)	752,737
11,947	WPX Energy Inc.*	66,425

	Total Oil, Gas & Consumable Fuels	30,782,907

	TOTAL ENERGY	32,431,154

FINANCIALS — 8.9%

Banks — 2.1%
4,563	Associated Banc-Corp.	61,327
228,450	Bank of America Corp.	5,880,303
1,161	Bank of Hawaii Corp.	63,901
3,881	Bank OZK	89,418
973	BOK Financial Corp.	54,624
61,261	Citigroup Inc.	3,131,662
12,516	Citizens Financial Group Inc.	323,789
3,932	Comerica Inc.	155,432
3,104	Commerce Bancshares Inc.	184,905
1,428	Cullen/Frost Bankers Inc.	99,189
4,438	East West Bancorp Inc.	163,230
20,355	Fifth Third Bancorp	420,534
136	First Citizens BancShares Inc., Class A Shares	53,468
4,287	First Hawaiian Inc.	70,864
9,745	First Horizon National Corp.	93,065
5,086	First Republic Bank	574,260
10,165	FNB Corp.	76,237
27,987	Huntington Bancshares Inc.	263,358
89,527	JPMorgan Chase & Co.	8,969,710
27,051	KeyCorp.	333,268
3,714	M&T Bank Corp.	383,508
3,217	PacWest Bancorp	61,380
13,479	People’s United Financial Inc.	142,608
2,370	Pinnacle Financial Partners Inc.	94,682
12,665	PNC Financial Services Group Inc. (The)	1,408,348
2,466	Popular Inc.	91,341
2,804	Prosperity Bancshares Inc.	152,874
26,693	Regions Financial Corp.	308,571
1,620	Signature Bank	157,189
5,768	Sterling Bancorp	67,313
1,510	SVB Financial Group*	385,624
4,540	Synovus Financial Corp.	99,290
4,731	TCF Financial Corp.	127,169
226,401	Truist Financial Corp.	8,786,623
6,708	Umpqua Holdings Corp.	75,666
39,901	US Bancorp	1,452,396
2,783	Webster Financial Corp.	76,533
110,650	Wells Fargo & Co.	2,672,198
2,755	Western Alliance Bancorp	97,252
1,618	Wintrust Financial Corp.	70,415
4,958	Zions Bancorp NA	159,449

	Total Banks	37,932,973

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 8.9% — (continued)

Capital Markets — 3.2%
21,894	Affiliated Managers Group Inc.	$1,503,023
35,899	Ameriprise Financial Inc.	5,628,963
5,103	Apollo Global Management Inc., Class A Shares	239,178
2,911	Ares Management Corp., Class A Shares	117,750
210,936	Bank of New York Mellon Corp. (The)	7,800,413
4,339	BlackRock Inc., Class A Shares	2,578,190
3,396	Carlyle Group Inc. (The)	87,651
3,215	Cboe Global Markets Inc.	295,105
34,300	Charles Schwab Corp. (The)	1,218,679
10,459	CME Group Inc., Class A Shares	1,839,424
6,562	E*Trade Financial Corp.	355,004
3,242	Eaton Vance Corp.	132,987
1,126	Evercore Inc., Class A Shares	69,677
1,070	FactSet Research Systems Inc.	374,928
8,521	Franklin Resources Inc.	179,452
9,739	Goldman Sachs Group Inc. (The)	1,995,229
2,279	Interactive Brokers Group Inc., Class A Shares	120,833
98,245	Intercontinental Exchange Inc.	10,436,566
11,823	Invesco Ltd.	120,595
16,004	KKR & Co., Inc.	573,263
3,102	Lazard Ltd., Class A Shares	98,240
2,144	LPL Financial Holdings Inc.	176,151
1,075	MarketAxess Holdings Inc.	522,386
4,755	Moody’s Corp.	1,401,013
32,944	Morgan Stanley(b)	1,721,653
638	Morningstar Inc.	102,176
15,833	MSCI Inc., Class A Shares	5,909,984
3,294	Nasdaq Inc.	442,779
5,542	Northern Trust Corp.	453,834
3,434	Raymond James Financial Inc.	260,022
29,076	S&P Global Inc.	10,654,028
3,377	SEI Investments Co.	176,820
10,561	State Street Corp.	719,099
6,581	T. Rowe Price Group Inc.	916,141
7,733	TD Ameritrade Holding Corp.	296,793
2,445	Tradeweb Markets Inc., Class A Shares	140,074
1,549	Virtu Financial Inc., Class A Shares	40,011

	Total Capital Markets	59,698,114

Consumer Finance — 0.4%
11,641	Ally Financial Inc.	266,346
46,915	American Express Co.	4,766,095
13,600	Capital One Financial Corp.	938,808
307	Credit Acceptance Corp.*	118,748
9,113	Discover Financial Services	483,718
227	LendingTree Inc.*	70,129
1,910	OneMain Holdings Inc., Class A Shares	55,543
2,175	Santander Consumer USA Holdings Inc.	37,432
8,440	SLM Corp.	64,482
17,488	Synchrony Financial	433,877

	Total Consumer Finance	7,235,178

Diversified Financial Services — 0.7%
57,586	Berkshire Hathaway Inc., Class B Shares*	12,556,051
11,399	Equitable Holdings Inc.	241,545

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 8.9% — (continued)

Diversified Financial Services — 0.7% — (continued)
6,520	Jefferies Financial Group Inc.	$114,361
3,508	Voya Financial Inc.	182,100

	Total Diversified Financial Services	13,094,057

Insurance — 2.5%
20,582	Aflac Inc.	747,538
427	Alleghany Corp.	236,797
81,738	Allstate Corp. (The)	7,601,634
2,251	American Financial Group Inc.	150,479
254,158	American International Group Inc.	7,406,164
225	American National Group Inc.	16,877
6,785	Aon PLC, Class A Shares	1,356,932
11,725	Arch Capital Group Ltd.*	369,807
5,626	Arthur J. Gallagher & Co.	592,418
26,386	Assurant Inc.	3,207,482
2,890	Assured Guaranty Ltd.	61,991
3,439	Athene Holding Ltd., Class A Shares*	125,730
2,513	Axis Capital Holdings Ltd.	120,021
3,177	Brighthouse Financial Inc.*	96,454
7,209	Brown & Brown Inc.	334,498
13,202	Chubb Ltd.	1,650,250
4,380	Cincinnati Financial Corp.	347,816
826	CNA Financial Corp.	26,572
759	Erie Indemnity Co., Class A Shares	162,001
1,229	Everest Re Group Ltd.	270,478
8,081	Fidelity National Financial Inc.	265,299
3,348	First American Financial Corp.	176,004
3,264	Globe Life Inc.	269,215
1,167	Hanover Insurance Group Inc. (The)	119,606
10,580	Hartford Financial Services Group Inc. (The)	427,961
1,971	Kemper Corp.	153,068
93,282	Lincoln National Corp.	3,362,816
7,001	Loews Corp.	251,056
389	Markel Corp.*	422,777
78,481	Marsh & McLennan Cos., Inc.	9,018,252
827	Mercury General Corp.	36,992
22,355	MetLife Inc.	859,773
8,621	Old Republic International Corp.	138,884
1,056	Primerica Inc.	131,842
8,031	Principal Financial Group Inc.	338,185
17,223	Progressive Corp. (The)	1,636,874
11,422	Prudential Financial Inc.	774,069
1,912	Reinsurance Group of America Inc., Class A Shares	175,292
1,333	RenaissanceRe Holdings Ltd.	244,925
7,326	Travelers Cos., Inc. (The)	850,109
5,702	Unum Group	105,373
96	White Mountains Insurance Group Ltd.	85,574
3,858	Willis Towers Watson PLC	792,935
4,097	WR Berkley Corp.	254,219

	Total Insurance	45,773,039

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
16,545	AGNC Investment Corp.	233,450
43,727	Annaly Capital Management Inc.	321,393
12,835	New Residential Investment Corp.	99,343

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 8.9% — (continued)

Mortgage Real Estate Investment Trusts (REITs) — 0.0% — (continued)
6,748	Starwood Property Trust Inc.	$105,269

	Total Mortgage Real Estate Investment Trusts (REITs)	759,455

Thrifts & Mortgage Finance — 0.0%
10,742	MGIC Investment Corp.	98,504
13,861	New York Community Bancorp Inc.	125,442
1,501	TFS Financial Corp.	23,191

	Total Thrifts & Mortgage Finance	247,137

	TOTAL FINANCIALS	164,739,953

HEALTH CARE — 14.6%

Biotechnology — 2.2%
51,896	AbbVie Inc.	4,970,080
3,276	ACADIA Pharmaceuticals Inc.*	129,697
1,377	Acceleron Pharma Inc.*	134,216
1,730	Agios Pharmaceuticals Inc.*	70,947
63,681	Alexion Pharmaceuticals Inc.*	7,273,644
4,562	Alkermes PLC*	75,455
3,439	Alnylam Pharmaceuticals Inc.*	456,149
38,138	Amgen Inc.	9,661,118
4,785	Biogen Inc.*	1,376,357
26,690	BioMarin Pharmaceutical Inc.*	2,082,621
2,000	Bluebird Bio Inc.*	118,600
40,961	Exact Sciences Corp.*	3,083,954
9,184	Exelixis Inc.*	204,069
36,974	Gilead Sciences Inc.	2,468,015
1,745	Global Blood Therapeutics Inc.*	109,551
6,191	Immunomedics Inc.*(a)	275,871
5,148	Incyte Corp.*	496,010
3,915	Ionis Pharmaceuticals Inc.*	213,368
4,050	Iovance Biotherapeutics Inc.*	134,987
8,089	Moderna Inc.*(a)	524,895
2,764	Neurocrine Biosciences Inc.*	321,785
2,875	Regeneron Pharmaceuticals Inc.*	1,782,299
1,478	Sage Therapeutics Inc.*	77,506
17,727	Sarepta Therapeutics Inc.*	2,595,587
3,669	Seattle Genetics Inc.*	580,949
1,315	United Therapeutics Corp.*	140,652
7,558	Vertex Pharmaceuticals Inc.*	2,109,589

	Total Biotechnology	41,467,971

Health Care Equipment & Supplies — 4.3%
101,058	Abbott Laboratories	11,062,819
12,138	ABIOMED Inc.*	3,733,892
41,300	Alcon Inc.*	2,368,142
15,339	Align Technology Inc.*	4,555,376
103,926	Baxter International Inc.	9,048,837
7,950	Becton Dickinson and Co.	1,930,021
40,848	Boston Scientific Corp.*	1,675,585
1,489	Cooper Cos., Inc. (The)	468,112
18,443	Danaher Corp.	3,807,926
6,426	DENTSPLY SIRONA Inc.	288,335
2,687	DexCom Inc.*	1,143,077
53,042	Edwards Lifesciences Corp.*	4,553,125
5,052	Envista Holdings Corp.*	121,197

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.6% — (continued)

Health Care Equipment & Supplies — 4.3% — (continued)
2,160	Globus Medical Inc., Class A Shares*	$122,083
1,451	Haemonetics Corp.*	130,097
2,044	Hill-Rom Holdings Inc.	191,707
7,658	Hologic Inc.*	457,336
583	ICU Medical Inc.*	116,740
12,965	IDEXX Laboratories Inc.*	5,070,093
1,901	Insulet Corp.*	414,893
2,077	Integra LifeSciences Holdings Corp.*	99,260
3,409	Intuitive Surgical Inc.*	2,491,434
1,441	Masimo Corp.*	322,784
167,551	Medtronic PLC	18,006,706
2,969	Novocure Ltd.*	245,685
965	Penumbra Inc.*	201,830
1,118	Quidel Corp.*	196,723
4,312	ResMed Inc.	779,523
2,564	STERIS PLC	409,317
10,177	Stryker Corp.	2,016,674
1,749	Tandem Diabetes Care Inc.*	197,147
1,337	Teleflex Inc.	525,374
2,782	Varian Medical Systems Inc.*	483,150
2,107	West Pharmaceutical Services Inc.	598,304
6,044	Zimmer Biomet Holdings Inc.	851,479

	Total Health Care Equipment & Supplies	78,684,783

Health Care Providers & Services — 3.2%
2,475	Acadia Healthcare Co., Inc.*	76,502
943	Amedisys Inc.*	228,112
4,361	AmerisourceBergen Corp., Class A Shares	423,148
7,427	Anthem Inc.	2,090,849
136,523	Cardinal Health Inc.	6,929,907
16,876	Centene Corp.*	1,034,836
421	Chemed Corp.	217,703
45,618	Cigna Corp.	8,091,265
140,538	CVS Health Corp.	8,730,221
2,433	DaVita Inc.*	211,087
2,995	Encompass Health Corp.	195,394
2,225	Guardant Health Inc.*	212,488
45,595	HCA Healthcare Inc.	6,188,153
4,184	Henry Schein Inc.*	277,985
3,879	Humana Inc.	1,610,444
2,818	Laboratory Corp. of America Holdings*	495,263
4,811	McKesson Corp.	738,200
1,747	Molina Healthcare Inc.*	323,143
1,773	Premier Inc., Class A Shares	58,066
4,047	Quest Diagnostics Inc.	450,188
64,542	UnitedHealth Group Inc.	20,172,602
2,188	Universal Health Services Inc., Class B Shares	241,446

	Total Health Care Providers & Services	58,997,002

Health Care Technology — 0.1%
8,683	Cerner Corp.	637,072
6,869	Change Healthcare Inc.*	97,196
1,612	Livongo Health Inc.*	221,328
2,224	Teladoc Health Inc.*(a)	479,694
3,893	Veeva Systems Inc., Class A Shares*	1,098,877

	Total Health Care Technology	2,534,167

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.6% — (continued)

Life Sciences Tools & Services — 1.2%
1,621	10X Genomics Inc., Class A Shares*	$185,799
2,032	Adaptive Biotechnologies Corp.*	84,552
9,227	Agilent Technologies Inc.	926,575
12,303	Avantor Inc.*	277,679
596	Bio-Rad Laboratories Inc., Class A Shares*	303,120
1,147	Bio-Techne Corp.	293,013
3,058	Bruker Corp.	128,497
1,473	Charles River Laboratories International Inc.*	322,513
14,822	Illumina Inc.*	5,294,715
5,548	IQVIA Holdings Inc.*	908,485
701	Mettler-Toledo International Inc.*	680,517
3,374	PerkinElmer Inc.	397,187
1,133	PPD Inc.*	38,907
1,935	PRA Health Sciences Inc.*	206,871
6,768	QIAGEN NV*	344,897
1,561	Repligen Corp.*	241,814
1,863	Syneos Health Inc., Class A Shares*	117,555
25,764	Thermo Fisher Scientific Inc.	11,052,241
1,812	Waters Corp.*	391,863

	Total Life Sciences Tools & Services	22,196,800

Pharmaceuticals — 3.6%
137,645	Bristol-Myers Squibb Co.	8,561,519
4,370	Catalent Inc.*	404,225
12,129	Elanco Animal Health Inc.*	352,469
24,824	Eli Lilly & Co.	3,683,633
5,687	Horizon Therapeutics PLC*	427,208
1,693	Jazz Pharmaceuticals PLC*	227,522
123,620	Johnson & Johnson	18,964,544
155,940	Merck & Co., Inc.	13,297,004
15,740	Mylan NV*	257,821
5,112	Nektar Therapeutics, Class A Shares*	98,866
4,175	Perrigo Co. PLC	218,353
339,765	Pfizer Inc.	12,839,719
712	Reata Pharmaceuticals Inc., Class A Shares*	74,724
49,051	Zoetis Inc., Class A Shares	7,853,065

	Total Pharmaceuticals	67,260,672

	TOTAL HEALTH CARE	271,141,395

INDUSTRIALS — 8.7%

Aerospace & Defense — 1.7%
1,855	Axon Enterprise Inc.*	158,936
15,732	Boeing Co. (The)	2,703,072
2,918	BWX Technologies Inc.(a)	162,270
1,277	Curtiss-Wright Corp.	130,663
7,431	General Dynamics Corp.	1,109,820
1,323	HEICO Corp.	145,424
2,333	HEICO Corp., Class A Shares	208,524
2,523	Hexcel Corp.	99,381
11,772	Howmet Aerospace Inc.	206,245
1,224	Huntington Ingalls Industries Inc.	185,460
6,317	L3Harris Technologies Inc.	1,141,735
7,304	Lockheed Martin Corp.	2,850,459
1,616	Mercury Systems Inc.*	122,396
26,219	Northrop Grumman Corp.	8,982,892

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 8.7% — (continued)

Aerospace & Defense — 1.7% — (continued)
192,893	Raytheon Technologies Corp.	$11,766,473
2,933	Spirit AeroSystems Holdings Inc., Class A Shares	60,302
1,095	Teledyne Technologies Inc.*	343,403
6,304	Textron Inc.	248,567
1,509	TransDigm Group Inc.	754,002
1,744	Virgin Galactic Holdings Inc.*	31,218

	Total Aerospace & Defense	31,411,242

Air Freight & Logistics — 1.0%
26,813	CH Robinson Worldwide Inc.	2,635,718
4,958	Expeditors International of Washington Inc.	438,238
7,116	FedEx Corp.	1,564,381
57,013	United Parcel Service Inc., Class B Shares	9,328,467
49,873	XPO Logistics Inc.*	4,402,290

	Total Air Freight & Logistics	18,369,094

Airlines — 0.1%
3,749	Alaska Air Group Inc.	146,024
13,181	American Airlines Group Inc.(a)	172,012
893	Copa Holdings SA, Class A Shares	47,552
18,992	Delta Air Lines Inc.	585,903
9,094	JetBlue Airways Corp.*	104,763
17,573	Southwest Airlines Co.	660,393
8,585	United Airlines Holdings Inc.*	309,060

	Total Airlines	2,025,707

Building Products — 0.7%
2,840	Allegion PLC	293,628
3,615	AO Smith Corp.	177,027
78,587	Armstrong World Industries Inc.	5,795,005
25,917	Carrier Global Corp.	773,622
3,870	Fortune Brands Home & Security Inc.	325,390
22,311	Johnson Controls International PLC	908,727
1,073	Lennox International Inc.	300,794
7,788	Masco Corp.	454,040
2,932	Owens Corning	198,320
32,277	Trane Technologies PLC	3,821,274
1,726	Trex Co., Inc.*	258,020

	Total Building Products	13,305,847

Commercial Services & Supplies — 0.5%
3,147	ADT Inc.	33,516
2,568	Cintas Corp.	855,760
1,468	Clean Harbors Inc.*	89,695
5,875	Copart Inc.*	607,005
4,146	IAA Inc.*	216,919
1,052	MSA Safety Inc.	132,499
6,165	Republic Services Inc., Class A Shares	571,619
4,332	Rollins Inc.	238,866
2,752	Stericycle Inc.*	176,431
53,250	Waste Management Inc.	6,070,500

	Total Commercial Services & Supplies	8,992,810

Construction & Engineering — 0.2%
4,573	AECOM*	180,679
3,674	Jacobs Engineering Group Inc.	331,652

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 8.7% — (continued)

Construction & Engineering — 0.2% — (continued)
66,071	Quanta Services Inc.	$3,386,139
605	Valmont Industries Inc.	76,865

	Total Construction & Engineering	3,975,335

Electrical Equipment — 0.3%
1,182	Acuity Brands Inc.	129,181
6,600	AMETEK Inc.	664,620
11,709	Eaton Corp. PLC	1,195,489
17,412	Emerson Electric Co.	1,209,612
1,799	Generac Holdings Inc.*	341,774
1,240	GrafTech International Ltd.	8,258
1,659	Hubbell Inc., Class B Shares	240,422
4,394	nVent Electric PLC	84,013
1,246	Regal Beloit Corp.	123,179
3,377	Rockwell Automation Inc.	778,500
4,779	Sensata Technologies Holding PLC*	198,998
5,803	Vertiv Holdings Co., Class A Shares*	94,183

	Total Electrical Equipment	5,068,229

Industrial Conglomerates — 0.5%
16,592	3M Co.	2,704,828
1,457	Carlisle Cos., Inc.	190,794
255,829	General Electric Co.	1,621,956
20,748	Honeywell International Inc.	3,434,831
3,058	Roper Technologies Inc.	1,306,347

	Total Industrial Conglomerates	9,258,756

Machinery — 1.3%
1,811	AGCO Corp.	128,762
3,329	Allison Transmission Holdings Inc.	119,411
71,059	Caterpillar Inc.	10,112,406
2,825	Colfax Corp.*	94,016
1,428	Crane Co.	80,739
4,323	Cummins Inc.	895,942
8,286	Deere & Co.	1,740,557
3,891	Donaldson Co., Inc.	195,951
4,179	Dover Corp.	459,021
3,993	Flowserve Corp.	118,512
8,659	Fortive Corp.	624,401
1,535	Gates Industrial Corp. PLC*	17,330
5,046	Graco Inc.	292,769
2,153	IDEX Corp.	388,035
9,287	Illinois Tool Works Inc.	1,834,647
10,532	Ingersoll Rand Inc.*	369,252
2,266	ITT Inc.	142,328
1,794	Lincoln Electric Holdings Inc.	173,498
1,412	Middleby Corp. (The)*	138,235
1,618	Nordson Corp.	301,741
2,108	Oshkosh Corp.	162,337
12,236	Otis Worldwide Corp.	769,644
10,120	PACCAR Inc.	868,701
3,823	Parker-Hannifin Corp.	787,576
5,117	Pentair PLC	230,981
1,481	Snap-on Inc.	219,588
4,637	Stanley Black & Decker Inc.	747,948

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 8.7% — (continued)

Machinery — 1.3% — (continued)
1,912	Timken Co. (The)	$103,611
3,234	Toro Co. (The)	243,456
1,813	Trinity Industries Inc.	37,112
5,083	Westinghouse Air Brake Technologies Corp.	338,274
1,641	Woodward Inc.	140,617
5,131	Xylem Inc.	411,404

	Total Machinery	23,288,802

Marine — 0.0%
1,722	Kirby Corp.*	73,082

Professional Services — 0.5%
2,331	CoreLogic Inc.	154,778
2,721	CoStar Group Inc.*	2,309,041
3,682	Equifax Inc.	619,570
1,082	FTI Consulting Inc.*	124,170
54,618	IHS Markit Ltd.	4,365,070
1,796	ManpowerGroup Inc.	131,665
10,874	Nielsen Holdings PLC	166,155
2,978	Robert Half International Inc.	158,430
5,415	TransUnion	469,589
4,593	Verisk Analytics Inc., Class A Shares	857,375

	Total Professional Services	9,355,843

Road & Rail — 1.0%
252	AMERCO	89,432
22,446	CSX Corp.	1,716,221
2,456	JB Hunt Transport Services Inc.	345,166
2,801	Kansas City Southern	509,894
3,728	Knight-Swift Transportation Holdings Inc., Class A Shares	169,475
1,187	Landstar System Inc.	157,978
7,144	Lyft Inc., Class A Shares*	211,963
22,814	Norfolk Southern Corp.	4,848,659
2,828	Old Dominion Freight Line Inc.	571,765
1,485	Ryder System Inc.	60,737
1,656	Schneider National Inc., Class B Shares	44,811
171,726	Uber Technologies Inc.*	5,775,145
20,047	Union Pacific Corp.	3,857,845

	Total Road & Rail	18,359,091

Trading Companies & Distributors — 0.9%
74,149	AerCap Holdings NV*	2,192,586
60,895	Air Lease Corp., Class A Shares	1,892,617
17,083	Fastenal Co.	834,675
4,901	HD Supply Holdings Inc.*	194,374
1,358	MSC Industrial Direct Co., Inc., Class A Shares	89,492
35,803	United Rentals Inc.*	6,338,921
89,154	Univar Solutions Inc.*	1,621,711
1,003	Watsco Inc.	245,725
10,952	WW Grainger Inc.	4,002,189

	Total Trading Companies & Distributors	17,412,290

Transportation Infrastructure — 0.0%
2,091	Macquarie Infrastructure Corp.	58,590

	TOTAL INDUSTRIALS	160,954,718

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 27.5%

Communications Equipment — 1.0%
1,735	Arista Networks Inc.*	$387,686
4,628	Ciena Corp.*	262,732
288,894	Cisco Systems Inc.	12,197,105
78,582	CommScope Holding Co., Inc.*	809,395
1,404	EchoStar Corp., Class A Shares*	41,249
1,862	F5 Networks Inc.*	246,398
8,703	Juniper Networks Inc.	217,575
2,228	Lumentum Holdings Inc.*	191,608
27,992	Motorola Solutions Inc.	4,331,762
247	Ubiquiti Inc.	44,892
1,717	ViaSat Inc.*	68,268

	Total Communications Equipment	18,798,670

Electronic Equipment, Instruments & Components — 1.0%
8,360	Amphenol Corp., Class A Shares	917,928
37,306	Arrow Electronics Inc.*	2,930,760
2,963	Avnet Inc.	81,512
17,112	CDW Corp.	1,944,779
5,015	Cognex Corp.	346,988
696	Coherent Inc.*	78,411
22,399	Corning Inc.	727,072
1,899	Dolby Laboratories Inc., Class A Shares	132,645
208,261	Flex Ltd.*	2,261,715
3,387	FLIR Systems Inc.	124,980
1,092	IPG Photonics Corp.*	176,609
4,502	Jabil Inc.	153,743
5,573	Keysight Technologies Inc.*	549,052
721	Littelfuse Inc.	130,386
3,961	National Instruments Corp.	142,160
23,849	SYNNEX Corp.	3,032,400
7,083	Trimble Inc.*	371,220
12,219	Zebra Technologies Corp., Class A Shares*	3,501,110

	Total Electronic Equipment, Instruments & Components	17,603,470

IT Services — 6.0%
18,808	Accenture PLC, Class A Shares	4,512,604
42,349	Akamai Technologies Inc.*	4,930,694
27,908	Alliance Data Systems Corp.	1,258,930
4,055	Amdocs Ltd.	248,288
12,637	Automatic Data Processing Inc.	1,757,680
4,044	Black Knight Inc.*	340,100
4,171	Booz Allen Hamilton Holding Corp., Class A Shares	367,298
3,280	Broadridge Financial Solutions Inc.	450,672
761	CACI International Inc., Class A Shares*	178,219
131,568	Cognizant Technology Solutions Corp., Class A Shares	8,796,637
7,796	DXC Technology Co.	155,764
1,586	EPAM Systems Inc.*	518,781
1,548	Euronet Worldwide Inc.*	160,032
2,194	Fastly Inc., Class A Shares*(a)	203,691
41,926	Fidelity National Information Services Inc.	6,324,537
126,691	Fiserv Inc.*	12,615,890
2,473	FleetCor Technologies Inc.*	621,836
2,431	Gartner Inc.*	315,592
5,094	Genpact Ltd.	214,865
8,709	Global Payments Inc.	1,538,184

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 27.5% — (continued)

IT Services — 6.0% — (continued)
4,973	GoDaddy Inc., Class A Shares*	$416,141
26,171	International Business Machines Corp.	3,227,146
2,255	Jack Henry & Associates Inc.	373,022
3,794	Leidos Holdings Inc.	343,319
26,029	MasterCard Inc., Class A Shares	9,323,328
1,279	MongoDB Inc., Class A Shares*	299,030
3,316	Okta Inc., Class A Shares*	714,167
9,594	Paychex Inc.	733,653
68,174	PayPal Holdings Inc.*	13,917,040
7,975	Sabre Corp.	55,745
1,676	Science Applications International Corp.	139,879
29,371	Square Inc., Class A Shares*	4,686,437
4,658	StoneCo Ltd., Class A Shares*(a)	237,558
2,936	Switch Inc., Class A Shares	50,499
3,870	Twilio Inc., Class A Shares*	1,043,971
3,058	VeriSign Inc.*	656,858
137,664	Visa Inc., Class A Shares	29,183,391
12,017	Western Union Co. (The)	283,481
1,316	WEX Inc.*	210,178

	Total IT Services	111,405,137

Semiconductors & Semiconductor Equipment — 5.7%
34,368	Advanced Micro Devices Inc.*	3,121,302
86,251	Analog Devices Inc.	10,081,017
80,943	Applied Materials Inc.	4,986,089
48,511	Broadcom Inc.	16,840,594
1,700	Cirrus Logic Inc.*	103,003
3,292	Cree Inc.*	207,725
3,181	Enphase Energy Inc.*	245,669
3,724	Entegris Inc.	249,098
2,389	First Solar Inc.*	182,973
1,425	Inphi Corp.*	162,421
246,389	Intel Corp.	12,553,520
4,671	KLA Corp.	958,209
4,321	Lam Research Corp.	1,453,325
19,001	Marvell Technology Group Ltd.	736,859
7,829	Maxim Integrated Products Inc.	535,817
6,811	Microchip Technology Inc.	747,167
32,694	Micron Technology Inc.*	1,487,904
1,669	MKS Instruments Inc.	199,496
1,278	Monolithic Power Systems Inc.	341,392
42,034	NVIDIA Corp.	22,487,349
12,790	NXP Semiconductors NV	1,608,470
12,474	ON Semiconductor Corp.*	266,569
3,310	Qorvo Inc.*	424,574
75,964	QUALCOMM Inc.	9,047,312
54,963	Skyworks Solutions Inc.	7,961,391
1,470	SolarEdge Technologies Inc.*	325,090
4,901	Teradyne Inc.	416,438
45,802	Texas Instruments Inc.	6,510,754
1,304	Universal Display Corp.	228,852
7,319	Xilinx Inc.	762,347

	Total Semiconductors & Semiconductor Equipment	105,232,726

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 27.5% — (continued)

Software — 9.1%
1,658	2U Inc.*	$68,625
41,780	Adobe Inc.*	21,449,434
1,588	Alteryx Inc., Class A Shares*	191,878
3,893	Anaplan Inc.*	238,446
2,558	ANSYS Inc.*	867,188
1,866	Aspen Technology Inc.*	237,038
3,594	Atlassian Corp. PLC, Class A Shares*	689,185
6,419	Autodesk Inc.*	1,577,148
2,309	Avalara Inc.*	305,735
477	Bill.com Holdings Inc.*	47,213
8,006	Cadence Design Systems Inc.*	887,946
3,741	CDK Global Inc.	174,405
3,179	Ceridian HCM Holding Inc.*	252,794
3,704	Citrix Systems Inc.	537,821
3,267	Cloudflare Inc., Class A Shares*	124,995
1,906	Coupa Software Inc.*	624,672
3,474	Crowdstrike Holdings Inc., Class A Shares*	436,786
4,585	Datadog Inc., Class A Shares*	383,077
5,140	DocuSign Inc., Class A Shares*	1,146,220
7,295	Dropbox Inc., Class A Shares*(a)	154,435
4,548	Dynatrace Inc.*	201,158
1,647	Elastic NV*	178,831
1,028	Everbridge Inc.*	152,771
827	Fair Isaac Corp.*	347,993
5,842	FireEye Inc.*	85,761
1,851	Five9 Inc.*	235,891
4,006	Fortinet Inc.*	528,812
1,078	Globant SA*	191,431
2,531	Guidewire Software Inc.*	284,257
1,238	HubSpot Inc.*	371,004
19,139	Intuit Inc.	6,610,419
1,464	LogMeIn Inc(c)	125,963
1,939	Manhattan Associates Inc.*	188,568
2,685	Medallia Inc.*	97,170
273,633	Microsoft Corp.	61,712,451
1,533	New Relic Inc.*	94,172
17,143	NortonLifeLock Inc.	403,203
8,743	Nuance Communications Inc.*	261,940
58,115	Nutanix Inc., Class A Shares*	1,668,482
177,427	Oracle Corp.	10,152,373
2,025	PagerDuty Inc.*	66,157
15,111	Palo Alto Networks Inc.*	3,889,723
1,414	Paycom Software Inc.*	423,436
1,055	Paylocity Holding Corp.*	155,349
1,169	Pegasystems Inc.(a)	150,181
2,766	Pluralsight Inc., Class A Shares*	52,941
1,703	Proofpoint Inc.*(a)	186,768
3,180	PTC Inc.*	290,684
2,685	RealPage Inc.*	168,135
2,277	RingCentral Inc., Class A Shares*	662,083
78,034	salesforce.com Inc.*	21,275,970
17,166	ServiceNow Inc.*	8,274,355
11,268	Slack Technologies Inc., Class A Shares*	370,041
3,305	Smartsheet Inc., Class A Shares*	180,222
1,293	SolarWinds Corp.*	27,192

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 27.5% — (continued)

Software — 9.1% — (continued)
45,332	Splunk Inc.*	$9,942,668
6,772	SS&C Technologies Holdings Inc.	431,512
4,471	Synopsys Inc.*	989,432
3,236	Teradata Corp.*	78,797
1,199	Trade Desk Inc. (The), Class A Shares*(a)	577,079
1,173	Tyler Technologies Inc.*	405,049
21,981	VMware Inc., Class A Shares*(a)	3,174,936
4,934	Workday Inc., Class A Shares*	1,182,729
3,381	Zendesk Inc.*	325,861
4,914	Zoom Video Communications Inc., Class A Shares*	1,597,541
2,110	Zscaler Inc.*	302,447

	Total Software	169,468,979

Technology Hardware, Storage & Peripherals — 4.7%
580,312	Apple Inc.	74,883,461
97,068	Dell Technologies Inc., Class C Shares*	6,414,253
38,217	Hewlett Packard Enterprise Co.	369,558
41,521	HP Inc.	811,736
3,670	NCR Corp.*	75,015
6,552	NetApp Inc.	310,499
6,763	Pure Storage Inc., Class A Shares*	103,203
87,793	Western Digital Corp.	3,373,007
5,287	Xerox Holdings Corp.	99,713

	Total Technology Hardware, Storage & Peripherals	86,440,445

	TOTAL INFORMATION TECHNOLOGY	508,949,427

MATERIALS — 3.2%

Chemicals — 1.9%
6,510	Air Products & Chemicals Inc.	1,902,613
3,218	Albemarle Corp.	292,870
1,389	Ashland Global Holdings Inc.	102,355
6,270	Axalta Coating Systems Ltd.*	149,539
1,624	Cabot Corp.	60,104
54,440	Celanese Corp., Class A Shares	5,506,606
5,871	CF Industries Holdings Inc.	191,571
4,838	Chemours Co. (The)	99,953
22,336	Corteva Inc.	637,693
21,677	Dow Inc.	978,066
151,966	DuPont de Nemours Inc.	8,473,624
3,805	Eastman Chemical Co.	278,183
22,250	Ecolab Inc.	4,385,030
6,634	Element Solutions Inc.*	71,315
3,957	FMC Corp.	422,845
5,644	Huntsman Corp.	122,023
3,059	International Flavors & Fragrances Inc.(a)	378,674
15,497	Linde PLC	3,870,221
7,680	LyondellBasell Industries NV, Class A Shares	502,886
10,590	Mosaic Co. (The)	193,056
206	NewMarket Corp.	76,733
4,688	Olin Corp.	52,740
7,037	PPG Industries Inc.	847,255
3,906	RPM International Inc.	331,112
1,186	Scotts Miracle-Gro Co. (The)	199,877
6,319	Sherwin-Williams Co. (The)	4,240,365
5,740	Valvoline Inc.	117,096

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 3.2% — (continued)

Chemicals — 1.9% — (continued)
1,035	Westlake Chemical Corp.	$61,396
33,846	WR Grace & Co.	1,377,871

	Total Chemicals	35,923,672

Construction Materials — 0.4%
1,210	Eagle Materials Inc.	98,942
1,784	Martin Marietta Materials Inc.	361,920
59,856	Vulcan Materials Co.	7,182,720

	Total Construction Materials	7,643,582

Containers & Packaging — 0.7%
47,679	Amcor PLC	527,330
1,958	AptarGroup Inc.	231,808
532	Ardagh Group SA, Class A Shares	8,097
2,549	Avery Dennison Corp.	294,129
9,512	Ball Corp.	764,479
71,213	Berry Global Group Inc.*	3,670,318
56,835	Crown Holdings Inc.*	4,367,770
8,841	Graphic Packaging Holding Co.	123,597
11,261	International Paper Co.	408,437
75,344	O-I Glass Inc.	819,743
2,863	Packaging Corp. of America	289,850
4,734	Sealed Air Corp.	186,046
2,255	Silgan Holdings Inc.	85,825
2,530	Sonoco Products Co.	134,166
7,785	WestRock Co.	236,119

	Total Containers & Packaging	12,147,714

Metals & Mining — 0.2%
42,331	Freeport-McMoRan Inc.	660,787
23,676	Newmont Corp.	1,592,921
8,671	Nucor Corp.	394,184
1,729	Reliance Steel & Aluminum Co.	181,320
1,997	Royal Gold Inc.	272,231
2,392	Southern Copper Corp.	115,055
6,297	Steel Dynamics Inc.	185,888

	Total Metals & Mining	3,402,386

	TOTAL MATERIALS	59,117,354

REAL ESTATE — 2.9%

Equity Real Estate Investment Trusts (REITs) — 2.9%
3,696	Alexandria Real Estate Equities Inc.	622,332
4,180	American Campus Communities Inc.	141,702
7,861	American Homes 4 Rent, Class A Shares	225,139
13,003	American Tower Corp.	3,239,697
5,857	Americold Realty Trust	224,616
4,517	Apartment Investment & Management Co., Class A Shares	162,747
6,154	Apple Hospitality REIT Inc.	62,586
4,061	AvalonBay Communities Inc.	641,882
4,411	Boston Properties Inc.	383,184
4,963	Brandywine Realty Trust	55,238
9,261	Brixmor Property Group Inc.	109,280
1,594	Brookfield Property REIT Inc., Class A Shares(a)	18,379
2,449	Camden Property Trust	222,712
1,145	CoreSite Realty Corp.	140,205

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 2.9% — (continued)

Equity Real Estate Investment Trusts (REITs) — 2.9% — (continued)
3,225	Corporate Office Properties Trust	$79,464
4,399	Cousins Properties Inc.	131,310
47,374	Crown Castle International Corp.	7,733,805
5,873	CubeSmart	185,704
3,422	CyrusOne Inc.	285,840
7,889	Digital Realty Trust Inc.	1,227,923
5,071	Douglas Emmett Inc.	141,582
11,244	Duke Realty Corp.	433,456
4,296	Empire State Realty Trust Inc., Class A Shares	27,065
2,164	EPR Properties	69,919
7,828	Equinix Inc.	6,182,398
2,820	Equity Commonwealth	88,520
4,848	Equity LifeStyle Properties Inc.	321,374
122,273	Equity Residential	6,902,311
1,856	Essex Property Trust Inc.	401,843
3,843	Extra Space Storage Inc.	409,472
2,283	Federal Realty Investment Trust	180,905
3,495	First Industrial Realty Trust Inc.	149,062
5,890	Gaming and Leisure Properties Inc.	214,101
6,293	Healthcare Trust of America Inc., Class A Shares	166,072
16,073	Healthpeak Properties Inc.	444,258
3,096	Highwoods Properties Inc.	115,357
21,750	Host Hotels & Resorts Inc.	244,252
4,572	Hudson Pacific Properties Inc.	107,351
16,354	Invitation Homes Inc.	468,215
8,716	Iron Mountain Inc.	262,264
3,736	JBG SMITH Properties	103,375
3,457	Kilroy Realty Corp.	202,304
12,422	Kimco Realty Corp.	148,940
2,630	Lamar Advertising Co., Class A Shares	182,075
1,441	Life Storage Inc.	151,925
15,697	Medical Properties Trust Inc.	291,650
3,145	Mid-America Apartment Communities Inc.	368,342
5,229	National Retail Properties Inc.	185,316
6,756	Omega Healthcare Investors Inc.	209,233
4,270	Outfront Media Inc.	72,291
5,736	Paramount Group Inc.	42,446
6,794	Park Hotels & Resorts Inc.	64,475
21,667	Prologis Inc.	2,207,001
42,447	Public Storage	9,015,743
3,943	Rayonier Inc.	115,451
10,276	Realty Income Corp.	637,420
5,087	Regency Centers Corp.	202,005
3,136	Rexford Industrial Realty Inc.	150,465
3,325	SBA Communications Corp., Class A Shares	1,017,683
9,155	Simon Property Group Inc.	621,167
2,441	SL Green Realty Corp.	114,141
3,020	Spirit Realty Capital Inc.	107,240
6,651	STORE Capital Corp.	179,843
2,699	Sun Communities Inc.	402,367
1,712	Taubman Centers Inc.	65,570
7,801	UDR Inc.	271,553
11,397	Ventas Inc.	469,670
32,682	VEREIT Inc.	219,623
14,123	VICI Properties Inc.	315,508

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 2.9% — (continued)

Equity Real Estate Investment Trusts (REITs) — 2.9% — (continued)
5,287	Vornado Realty Trust	$189,433
3,829	Weingarten Realty Investors	66,893
12,405	Welltower Inc.	713,536
21,746	Weyerhaeuser Co.	659,121
4,774	WP Carey Inc.	331,172

	Total Equity Real Estate Investment Trusts (REITs)	53,318,499

Real Estate Management & Development — 0.0%
9,617	CBRE Group Inc., Class A Shares*	452,288
1,168	Howard Hughes Corp. (The)*	69,040
1,570	Jones Lang LaSalle Inc.	161,773

	Total Real Estate Management & Development	683,101

	TOTAL REAL ESTATE	54,001,600

UTILITIES — 1.9%

Electric Utilities — 1.4%
7,353	Alliant Energy Corp.	398,165
14,716	American Electric Power Co., Inc.	1,160,062
1,630	Avangrid Inc.	78,305
21,559	Duke Energy Corp.	1,732,050
127,525	Edison International	6,692,512
5,790	Entergy Corp.	574,021
6,965	Evergy Inc.	370,677
10,060	Eversource Energy	862,243
28,559	Exelon Corp.	1,054,113
16,409	FirstEnergy Corp.	469,133
2,614	Hawaiian Electric Industries Inc.	90,471
1,537	IDACORP Inc.	138,176
14,449	NextEra Energy Inc.	4,033,727
108,653	NRG Energy Inc.	3,738,750
6,111	OGE Energy Corp.	194,696
28,968	PG&E Corp.*	268,244
3,430	Pinnacle West Capital Corp.	251,591
22,418	PPL Corp.	619,409
31,170	Southern Co. (The)	1,626,451
15,491	Xcel Energy Inc.	1,076,237

	Total Electric Utilities	25,429,033

Gas Utilities — 0.0%
3,419	Atmos Energy Corp.	341,284
2,437	National Fuel Gas Co.	111,225
6,375	UGI Corp.	220,129

	Total Gas Utilities	672,638

Independent Power & Renewable Electricity Producers — 0.0%
18,741	AES Corp. (The)	332,653
14,291	Vistra Corp.	274,816

	Total Independent Power & Renewable Electricity Producers	607,469

Multi-Utilities — 0.4%
7,087	Ameren Corp.	560,653
15,370	CenterPoint Energy Inc.	308,476
8,660	CMS Energy Corp.	523,843
9,749	Consolidated Edison Inc.	695,494
24,735	Dominion Energy Inc.	1,940,213

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units		Security	Value

UTILITIES — 1.9% — (continued)

Multi-Utilities — 0.4% — (continued)
5,672		DTE Energy Co.	$673,096
6,117		MDU Resources Group Inc.	144,483
11,406		NiSource Inc.	252,757
14,792		Public Service Enterprise Group Inc.	772,734
8,740		Sempra Energy	1,080,701
9,295		WEC Energy Group Inc.	874,474

		Total Multi-Utilities	7,826,924

Water Utilities — 0.1%
5,284		American Water Works Co., Inc.	746,840
6,602		Essential Utilities Inc.	280,585

		Total Water Utilities	1,027,425

		TOTAL UTILITIES	35,563,489

		TOTAL COMMON STOCKS (Cost — $1,031,581,731)	1,807,855,463

CLOSED END MUTUAL FUND SECURITY — 1.0%

FINANCIALS — 1.0%

Capital Markets — 1.0%
321,576		iShares® Core S&P U.S. Value, Common Class Shares(a) (Cost — $18,278,348)	18,011,472

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,049,860,079)	1,825,866,935

Face Amount†

SHORT-TERM INVESTMENTS (d) — 1.8%

MONEY MARKET FUND — 0.4%
$8,042,887		Invesco STIT — Government & Agency Portfolio, 0.028%, Institutional Class(e) (Cost — $8,042,887)	8,042,887

TIME DEPOSITS — 1.4%
5,460,185		Barclays Bank PLC — London, 0.010% due 9/1/20	5,460,185
		BBH — Grand Cayman:
5,384		0.010% due 9/1/20	5,384
29,804	CAD	0.030% due 9/1/20	22,852
9,375,419		Citibank — New York, 0.010% due 9/1/20	9,375,419
10,180,171		JPMorgan Chase & Co. — New York, 0.010% due 9/1/20	10,180,171

		TOTAL TIME DEPOSITS (Cost — $25,044,011)	25,044,011

		TOTAL SHORT-TERM INVESTMENTS (Cost — $33,086,898)	33,086,898

		TOTAL INVESTMENTS — 100.3% (Cost — $1,082,946,977)	1,858,953,833

		Liabilities in Excess of Other Assets — (0.3)%	(5,152,966)

		TOTAL NET ASSETS — 100.0%	$1,853,800,867

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Affiliated security (See Note 2). As of August 31, 2020, total cost and total market value of affiliated securities amounted to $795,894 and $1,721,653, respectively.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 1.4%.
(e)	Represents investments of collateral received from securities lending transactions.

At August 31, 2020, for Large Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Large Cap Equity Fund	$1,102,006,835	$831,398,887	$(72,019,710)	$759,379,177

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	27.5%
Health Care	14.6
Consumer Discretionary	12.9
Communication Services	9.9
Financials	9.9
Industrials	8.7
Consumer Staples	5.3
Materials	3.2
Real Estate	2.9
Utilities	1.9
Energy	1.8
Short-Term Investments	1.4

100.0%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2020, Large Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index September Futures	63	9/20	$9,860,551	$11,021,850	$1,161,299
S&P MidCap 400 E-mini Index September Futures	5	9/20	919,089	962,900	43,811

					$1,205,110

At August 31, 2020, Large Cap Equity Fund had deposited cash of $831,984 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 95.9%

COMMUNICATION SERVICES — 2.4%

Diversified Telecommunication Services — 0.3%
2,933	Alaska Communications Systems Group Inc.	$6,570
731	Anterix Inc.*	31,974
595	ATN International Inc.	34,510
1,054	Bandwidth Inc., Class A Shares*	165,984
1,942	Cincinnati Bell Inc.*	29,247
2,334	Cogent Communications Holdings Inc.	156,985
4,038	Consolidated Communications Holdings Inc.*	31,416
5,458	GCI Liberty Inc., Class A Shares*	440,897
693	IDT Corp., Class B Shares*	4,518
6,458	Iridium Communications Inc.*	180,889
2,331	Liberty Latin America Ltd., Class A Shares*(a)	22,844
6,342	Liberty Latin America Ltd., Class C Shares*	60,503
1,271	Ooma Inc.*	17,336
4,245	ORBCOMM Inc.*	17,022
47,494	Vonage Holdings Corp.*	543,806

	Total Diversified Telecommunication Services	1,744,501

Entertainment — 0.7%
2,972	AMC Entertainment Holdings Inc., Class A Shares(a)	17,475
5,880	Cinemark Holdings Inc.	86,142
4,759	Eros International PLC*(a)	14,801
379	Gaia Inc., Class A Shares*	4,434
7,083	Glu Mobile Inc.*	56,239
2,644	IMAX Corp.*	40,638
594	Liberty Media Corp-Liberty Braves, Class A Shares*	11,636
2,091	Liberty Media Corp-Liberty Braves, Class C Shares*	40,628
1,368	Liberty Media Corp-Liberty Formula One, Class A Shares*(a)	49,494
10,914	Liberty Media Corp-Liberty Formula One, Class C Shares*	425,428
3,417	Lions Gate Entertainment Corp., Class A Shares*	33,282
6,129	Lions Gate Entertainment Corp., Class B Shares*	55,529
1,068	LiveXLive Media Inc.*(a)	2,884
1,025	Madison Square Garden Entertainment Corp.*	77,049
4,611	Madison Square Garden Sports Corp., Class A Shares*	756,204
1,226	Marcus Corp. (The)	19,211
14,497	World Wrestling Entertainment Inc., Class A Shares	638,883
209,446	Zynga Inc., Class A Shares*	1,897,581

	Total Entertainment	4,227,538

Interactive Media & Services — 0.2%
4,727	Cargurus Inc., Class A Shares*	115,244
3,633	Cars.com Inc.*	31,534
2,121	DHI Group Inc.*	5,154
3,464	Eventbrite Inc., Class A Shares*	37,238
774	EverQuote Inc., Class A Shares*	27,477
4,565	Liberty TripAdvisor Holdings Inc., Class A Shares*	12,782
2,635	Meet Group Inc. (The)*	16,600
2,640	QuinStreet Inc.*	34,716
5,588	TripAdvisor Inc.	130,592
6,296	TrueCar Inc.*	29,780
3,846	Yelp Inc., Class A Shares*	88,920
3,166	Zillow Group Inc., Class A Shares*	269,996
7,464	Zillow Group Inc., Class C Shares*	640,113

	Total Interactive Media & Services	1,440,146

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 2.4% — (continued)

Media — 1.1%
2,170	AMC Networks Inc., Class A Shares*	$52,709
700	Boston Omaha Corp., Class A Shares*	11,417
1,651	Cable One Inc.	3,038,385
1,422	Cardlytics Inc.*	107,859
4,492	Central European Media Enterprises Ltd., Class A Shares*	18,619
3,423	comScore Inc.*	9,003
94,900	Criteo SA, ADR*	1,235,598
62	Daily Journal Corp.*	17,062
930	Emerald Holding Inc.	2,567
7,106	Entercom Communications Corp., Class A Shares	10,659
2,331	Entravision Communications Corp., Class A Shares	3,543
3,017	EW Scripps Co. (The), Class A Shares	33,549
2,051	Fluent Inc.*	6,358
7,491	Gannett Co., Inc.	12,959
4,970	Gray Television Inc.*	77,134
634	Hemisphere Media Group Inc., Class A Shares*	5,643
1,626	iHeartMedia Inc., Class A Shares*	14,992
21,514	Interpublic Group of Cos., Inc. (The)	382,089
9,946	John Wiley & Sons Inc., Class A Shares	314,791
764	Loral Space & Communications Inc.	18,007
2,327	Meredith Corp.	32,578
2,237	MSG Networks Inc., Class A Shares*	21,788
3,988	National CineMedia Inc.	14,397
8,991	New York Times Co. (The), Class A Shares	389,580
21,372	News Corp., Class A Shares	323,145
6,710	News Corp., Class B Shares	101,120
2,423	Nexstar Media Group Inc., Class A Shares	232,632
152	Saga Communications Inc., Class A Shares	3,420
1,571	Scholastic Corp.	35,348
2,910	Sinclair Broadcast Group Inc., Class A Shares(a)	60,557
1,347	TechTarget Inc.*	53,449
12,035	TEGNA Inc.	150,678
1,112	Tribune Publishing Co.	12,621
2,901	WideOpenWest Inc.*	16,681

	Total Media	6,820,937

Wireless Telecommunication Services — 0.1%
2,492	Boingo Wireless Inc.*	32,371
3,808	Gogo Inc.*(a)	19,573
2,646	Shenandoah Telecommunications Co.	146,324
703	Spok Holdings Inc.	7,621
5,557	Telephone & Data Systems Inc.	128,533
846	United States Cellular Corp.*	30,777

	Total Wireless Telecommunication Services	365,199

	TOTAL COMMUNICATION SERVICES	14,598,321

CONSUMER DISCRETIONARY — 8.3%

Auto Components — 0.4%
4,800	Adient PLC*	83,232
6,163	American Axle & Manufacturing Holdings Inc.*	47,948
11,403	BorgWarner Inc.	462,848
2,758	Cooper Tire & Rubber Co.	95,344
1,035	Cooper-Standard Holdings Inc.*	18,754
7,924	Dana Inc.	110,540
1,450	Dorman Products Inc.*	122,801

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.3% — (continued)

Auto Components — 0.4% — (continued)
2,110	Fox Factory Holding Corp.*	$212,709
13,540	Gentex Corp.	366,257
1,766	Gentherm Inc.*	79,876
12,610	Goodyear Tire & Rubber Co. (The)	120,993
1,358	LCI Industries	154,310
3,293	Lear Corp.	375,171
2,992	Modine Manufacturing Co.*	20,256
1,072	Motorcar Parts of America Inc.*	18,664
1,189	Standard Motor Products Inc.	54,028
1,385	Stoneridge Inc.*	27,977
2,063	Tenneco Inc., Class A Shares*	16,772
1,515	Visteon Corp.*	114,276
3,457	Workhorse Group Inc.*	62,606
912	XPEL Inc.*	22,709

	Total Auto Components	2,588,071

Automobiles — 0.1%
8,410	Harley-Davidson Inc.	233,041
3,042	Thor Industries Inc.	287,256
1,713	Winnebago Industries Inc.	92,468

	Total Automobiles	612,765

Distributors — 0.1%
2,484	Core-Mark Holding Co., Inc.	83,015
1,513	Funko Inc., Class A Shares*(a)	8,836
421	Greenlane Holdings Inc., Class A Shares*	1,293
2,134	Pool Corp.	699,611
241	Weyco Group Inc.	4,338

	Total Distributors	797,093

Diversified Consumer Services — 0.7%
2,816	Adtalem Global Education Inc.*	93,491
838	American Public Education Inc.*	26,347
1,014	Aspen Group Inc.*	12,959
11,985	Bright Horizons Family Solutions Inc.*	1,594,125
928	Carriage Services Inc., Class A Shares	20,546
6,665	Chegg Inc.*	491,477
505	Collectors Universe Inc.	22,467
1,050	Franchise Group Inc.	25,788
4,715	frontdoor Inc.*	205,433
228	Graham Holdings Co., Class B Shares	97,573
2,566	Grand Canyon Education Inc.*	241,307
10,593	H&R Block Inc.	153,598
6,551	Houghton Mifflin Harcourt Co.*	14,805
2,192	K12 Inc.*	81,564
5,835	Laureate Education Inc., Class A Shares*	73,054
2,765	OneSpaWorld Holdings Ltd.	19,161
3,809	Perdoceo Education Corp.*	54,735
1,186	Regis Corp.*	8,765
9,566	Service Corp. International	436,688
7,340	ServiceMaster Global Holdings Inc.*	292,866
1,198	Strategic Education Inc.	122,879
1,566	Universal Technical Institute Inc.*	11,040
3,833	Vivint Smart Home Inc.*	68,036
2,668	WW International Inc.*	62,645

	Total Diversified Consumer Services	4,231,349

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.3% — (continued)

Hotels, Restaurants & Leisure — 1.6%
2,216	Accel Entertainment Inc.*	$26,282
12,570	Aramark	346,429
490	BBX Capital Corp., Class A Shares	7,546
43	Biglari Holdings Inc., Class B Shares*	4,261
924	BJ’s Restaurants Inc.	29,125
4,708	Bloomin’ Brands Inc.	67,513
271	Bluegreen Vacations Corp.	1,507
4,471	Boyd Gaming Corp.	119,733
2,400	Brinker International Inc.	108,096
7,453	Caesars Entertainment Inc.*	341,347
2,267	Carrols Restaurant Group Inc.*	15,098
1,025	Century Casinos Inc.*	6,304
2,391	Cheesecake Factory Inc. (The)	70,606
1,909	Choice Hotels International Inc.	189,545
9,642	Churchill Downs Inc.	1,685,036
827	Chuy’s Holdings Inc.*	18,392
1,322	Cracker Barrel Old Country Store Inc.	176,765
2,551	Dave & Buster’s Entertainment Inc.	42,423
1,875	Del Taco Restaurants Inc.*	15,769
3,003	Denny’s Corp.*	34,414
855	Dine Brands Global Inc.	50,924
4,487	Dunkin’ Brands Group Inc.	341,371
1,056	El Pollo Loco Holdings Inc.*	18,871
4,367	Everi Holdings Inc.*	33,888
9,808	Extended Stay America Inc.	122,502
893	Fiesta Restaurant Group Inc.*	8,948
412	GAN Ltd.*(a)	8,467
1,107	Golden Entertainment Inc.*	14,214
4,671	Hilton Grand Vacations Inc.*	102,342
1,920	Hyatt Hotels Corp., Class A Shares	108,461
43,800	International Game Technology PLC	487,494
1,235	Jack in the Box Inc.	101,752
296	Kura Sushi USA Inc., Class A Shares*	3,617
1,459	Lindblad Expeditions Holdings Inc.*	14,451
2,215	Marriott Vacations Worldwide Corp.	209,694
697	Monarch Casino & Resort Inc.*	32,069
185	Nathan’s Famous Inc.	9,703
2,016	Noodles & Co., Class A Shares*	15,342
14,104	Norwegian Cruise Line Holdings Ltd.*	241,319
1,770	Papa John’s International Inc.	173,973
7,334	Penn National Gaming Inc.*	374,767
4,420	Planet Fitness Inc., Class A Shares*	268,692
1,121	PlayAGS Inc.*	4,484
336	RCI Hospitality Holdings Inc.	6,424
529	Red Robin Gourmet Burgers Inc.*	5,872
3,589	Red Rock Resorts Inc., Class A Shares	61,282
1,747	Ruth’s Hospitality Group Inc.	17,950
3,076	Scientific Games Corp., Class A Shares*	63,627
18,538	SeaWorld Entertainment Inc.*	378,175
1,915	Shake Shack Inc., Class A Shares*	130,699
4,264	Six Flags Entertainment Corp.	92,657
1,394	Target Hospitality Corp.*	2,021
26,987	Texas Roadhouse Inc., Class A Shares	1,699,911
1,001	Twin River Worldwide Holdings Inc.	23,954
2,197	Vail Resorts Inc.	478,221

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.3% — (continued)

Hotels, Restaurants & Leisure — 1.6% — (continued)
9,835	Wendy’s Co. (The)	$205,945
1,620	Wingstop Inc.	264,708
4,622	Wyndham Destinations Inc.	133,992
5,045	Wyndham Hotels & Resorts Inc.	264,156

	Total Hotels, Restaurants & Leisure	9,883,130

Household Durables — 1.8%
1,540	Beazer Homes USA Inc.*	18,850
511	Casper Sleep Inc.*(a)	4,640
474	Cavco Industries Inc.*	90,491
1,614	Century Communities Inc.*	57,588
1,148	Ethan Allen Interiors Inc.	16,347
7,058	GoPro Inc., Class A Shares*	32,396
1,313	Green Brick Partners Inc.*	18,697
230	Hamilton Beach Brands Holding Co., Class A Shares	5,025
1,385	Helen of Troy Ltd.*	286,446
681	Hooker Furniture Corp.	16,787
1,260	Installed Building Products Inc.*	109,393
1,514	iRobot Corp.*(a)	112,081
37,542	KB Home	1,342,502
2,474	La-Z-Boy Inc.	80,405
284	Legacy Housing Corp.*	4,337
7,275	Leggett & Platt Inc.	298,275
1,224	LGI Homes Inc.*	136,917
440	Lifetime Brands Inc.	4,321
489	Lovesac Co. (The)*	12,944
1,472	M/I Homes Inc.*	62,648
2,796	MDC Holdings Inc.	121,290
2,044	Meritage Homes Corp.*	196,285
3,197	Mohawk Industries Inc.*	295,179
59,434	Newell Brands Inc.	949,755
184	NVR Inc.*	766,975
14,754	PulteGroup Inc.	657,881
766	Purple Innovation Inc., Class A Shares*	14,485
27,939	Skyline Champion Corp.*	797,379
4,248	Sonos Inc.*	59,769
6,919	Taylor Morrison Home Corp., Class A Shares*	162,804
13,316	Tempur Sealy International Inc.*	1,139,051
6,330	Toll Brothers Inc.	267,253
17,377	TopBuild Corp.*	2,672,583
7,030	TRI Pointe Group Inc.*	118,666
2,976	Tupperware Brands Corp.	48,479
758	Turtle Beach Corp.*	14,834
701	Universal Electronics Inc.*	28,797
1,020	VOXX International Corp., Class A Shares*	6,406

	Total Household Durables	11,028,961

Internet & Direct Marketing Retail — 0.4%
1,322	1-800-Flowers.com Inc., Class A Shares*	39,567
1,180	CarParts.com Inc.*	16,579
317	Duluth Holdings Inc., Class B Shares*	3,069
6,499	Etsy Inc.*	777,930
1,217	Groupon Inc., Class A Shares*	38,737
5,062	Grubhub Inc.*	366,236
409	Lands’ End Inc.*	5,472

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.3% — (continued)

Internet & Direct Marketing Retail — 0.4% — (continued)
1,785	Liquidity Services Inc.*	$12,870
5,421	Magnite Inc.*	39,844
2,211	Overstock.com Inc.*	193,463
1,141	PetMed Express Inc.	39,661
4,752	Quotient Technology Inc.*	41,390
20,975	Qurate Retail Inc., Class A Shares*	231,774
3,411	RealReal Inc. (The)*	54,781
1,045	Shutterstock Inc.	52,584
905	Stamps.com Inc.*	225,653
3,085	Stitch Fix Inc., Class A Shares*	74,503
4,149	Waitr Holdings Inc.*	16,720

	Total Internet & Direct Marketing Retail	2,230,833

Leisure Products — 0.6%
1,896	Acushnet Holdings Corp.	66,910
770	American Outdoor Brands Inc.*(b)	11,727
22,950	BRP Inc.	1,243,890
4,348	Brunswick Corp.	269,098
5,133	Callaway Golf Co.	107,074
773	Clarus Corp.	9,732
544	Escalade Inc.	9,863
285	Johnson Outdoors Inc., Class A Shares	24,427
1,119	Malibu Boats Inc., Class A Shares*	58,020
338	Marine Products Corp.	4,884
1,019	MasterCraft Boat Holdings Inc.*	21,307
18,909	Mattel Inc.*	203,177
1,615	Nautilus Inc.*	19,138
3,202	Polaris Inc.	323,530
3,080	Smith & Wesson Brands Inc.*	56,241
937	Sturm Ruger & Co., Inc.	66,396
3,349	Vista Outdoor Inc.*	65,004
21,994	YETI Holdings Inc.*	1,130,052

	Total Leisure Products	3,690,470

Multiline Retail — 0.1%
2,147	Big Lots Inc.	101,231
334	Dillard’s Inc., Class A Shares(a)	10,090
8,541	Kohl’s Corp.	182,436
16,026	Macy’s Inc.(a)	111,701
6,012	Nordstrom Inc.	96,192
2,926	Ollie’s Bargain Outlet Holdings Inc.*	279,550

	Total Multiline Retail	781,200

Specialty Retail — 1.7%
3,701	Aaron’s Inc.	206,849
3,257	Abercrombie & Fitch Co., Class A Shares	42,374
8,163	American Eagle Outfitters Inc.(a)	102,935
360	America’s Car-Mart Inc.*	36,180
1,060	Asbury Automotive Group Inc.*	112,137
2,617	At Home Group Inc.*(a)	50,011
3,235	AutoNation Inc.*	183,942
6,932	Bed Bath & Beyond Inc.(a)	84,432
1,549	Boot Barn Holdings Inc.*	43,728
1,495	Buckle Inc. (The)	28,016
1,947	Caleres Inc.	15,206

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.3% — (continued)

Specialty Retail — 1.7% — (continued)
1,821	Camping World Holdings Inc., Class A Shares	$52,918
18,523	CarMax Inc.*	1,980,664
1,221	Cato Corp. (The), Class A Shares	9,768
42,058	Chico’s FAS Inc.	53,834
9,408	Children’s Place Inc. (The)(a)	187,831
480	Citi Trends Inc.	9,278
814	Conn’s Inc.*	10,403
550	Container Store Group Inc. (The)*	2,338
36,020	Designer Brands Inc., Class A Shares	253,941
3,409	Dick’s Sporting Goods Inc.	184,495
24,986	Express Inc.*(a)	27,735
11,207	Five Below Inc.*	1,226,606
4,787	Floor & Decor Holdings Inc., Class A Shares*	350,600
5,702	Foot Locker Inc.	172,942
3,588	GameStop Corp., Class A Shares*(a)	23,968
10,046	Gap Inc. (The)	174,700
863	Genesco Inc.*	16,829
974	Group 1 Automotive Inc.	84,193
1,564	GrowGeneration Corp.*(a)	24,954
2,360	Guess? Inc.	27,140
992	Haverty Furniture Cos., Inc.	20,951
924	Hibbett Sports Inc.*	30,834
2,307	Hudson Ltd., Class A Shares*	17,395
12,621	L Brands Inc.	371,057
1,220	Lithia Motors Inc., Class A Shares	303,731
1,569	Lumber Liquidators Holdings Inc.*	37,640
1,240	MarineMax Inc.*	36,468
4,190	Michaels Cos., Inc. (The)*(a)	47,138
20,099	Monro Inc.	926,363
1,520	Murphy USA Inc.*	204,987
31,165	National Vision Holdings Inc.*	1,170,869
20,557	ODP Corp. (The)	480,623
260	OneWater Marine Inc., Class A Shares*	7,431
1,820	Penske Automotive Group Inc.	85,849
2,667	Rent-A-Center Inc.	81,877
917	RH*	303,114
6,123	Sally Beauty Holdings Inc.*	68,333
564	Shoe Carnival Inc.	18,544
3,041	Signet Jewelers Ltd.	52,518
1,518	Sleep Number Corp.*	72,864
1,370	Sonic Automotive Inc., Class A Shares	57,896
2,372	Sportsman’s Warehouse Holdings Inc.*	37,229
1,548	Tilly’s Inc., Class A Shares	9,814
3,769	Urban Outfitters Inc.*	88,722
4,238	Williams-Sonoma Inc.	371,927
173	Winmark Corp.	26,720
1,208	Zumiez Inc.*	31,021

	Total Specialty Retail	10,742,862

Textiles, Apparel & Luxury Goods — 0.8%
7,827	Capri Holdings Ltd.*	123,980
17,056	Carter’s Inc.	1,357,999
1,575	Columbia Sportswear Co.	134,773
3,685	Crocs Inc.*	147,068
1,536	Deckers Outdoor Corp.*	313,144

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.3% — (continued)

Textiles, Apparel & Luxury Goods — 0.8% — (continued)
2,939	Fossil Group Inc.*	$18,912
2,282	G-III Apparel Group Ltd.*	25,239
18,933	Hanesbrands Inc.	289,486
2,821	Kontoor Brands Inc.	62,344
426	Lakeland Industries Inc.*	8,703
703	Movado Group Inc.	7,670
911	Oxford Industries Inc.	45,122
3,864	PVH Corp.	215,457
2,632	Ralph Lauren Corp., Class A Shares	181,161
439	Rocky Brands Inc.	10,571
7,398	Skechers U.S.A. Inc., Class A Shares*	220,830
4,503	Steven Madden Ltd.	95,283
731	Superior Group of Cos., Inc.	16,915
15,175	Tapestry Inc.	223,528
10,230	Under Armour Inc., Class A Shares*	100,356
10,558	Under Armour Inc., Class C Shares*	93,438
888	Unifi Inc.*	10,860
769	Vera Bradley Inc.*	4,053
43,468	Wolverine World Wide Inc.	1,085,831

	Total Textiles, Apparel & Luxury Goods	4,792,723

	TOTAL CONSUMER DISCRETIONARY	51,379,457

CONSUMER STAPLES — 4.2%

Beverages — 0.7%
478	Boston Beer Co., Inc. (The), Class A Shares*	421,586
1,843	Celsius Holdings Inc.*	35,791
257	Coca-Cola Consolidated Inc.	70,238
473	Craft Brew Alliance Inc.*	7,388
18,840	Diageo PLC, ADR	2,532,096
716	MGP Ingredients Inc.	25,454
677	National Beverage Corp.*	55,054
5,798	NewAge Inc.*(a)(b)	12,582
31,645	Pernod Ricard SA, ADR(a)	1,086,056
8,559	Primo Water Corp.	117,087

	Total Beverages	4,363,332

Food & Staples Retailing — 0.5%
1,628	Andersons Inc. (The)	28,864
7,497	BJ’s Wholesale Club Holdings Inc.*	332,942
2,024	Casey’s General Stores Inc.	359,968
1,490	Chefs’ Warehouse Inc. (The)*	22,067
26,542	Grocery Outlet Holding Corp.*	1,091,672
1,917	HF Foods Group Inc.*(a)	15,221
768	Ingles Markets Inc., Class A Shares	31,027
321	Natural Grocers by Vitamin Cottage Inc.	3,762
7,172	Performance Food Group Co.*	261,850
1,242	PriceSmart Inc.	81,662
2,848	Rite Aid Corp.*	37,081
2,027	SpartanNash Co.	40,500
6,479	Sprouts Farmers Market Inc.*	151,285
3,026	United Natural Foods Inc.*	54,619
12,095	US Foods Holding Corp.*	294,513
542	Village Super Market Inc., Class A Shares	13,789
487	Weis Markets Inc.	23,975

	Total Food & Staples Retailing	2,844,797

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.2% — (continued)

Food Products — 1.9%
325	Alico Inc.	$10,504
3,490	B&G Foods Inc.(a)	108,679
2,838	Beyond Meat Inc.*(a)	385,542
71	Bridgford Foods Corp.*	1,178
7,579	Bunge Ltd.	345,754
7,107	Calavo Growers Inc.	451,081
69,724	Cal-Maine Foods Inc.*	2,690,649
8,816	Darling Ingredients Inc.*	281,848
956	Farmer Brothers Co.*	6,013
10,668	Flowers Foods Inc.	260,939
1,724	Fresh Del Monte Produce Inc.	39,980
2,125	Freshpet Inc.*	241,400
35,376	Hain Celestial Group Inc. (The)*	1,159,979
6,578	Hostess Brands Inc., Class A Shares*	84,462
3,700	Ingredion Inc.	297,628
819	J&J Snack Foods Corp.	111,343
455	John B Sanfilippo & Son Inc.	36,236
8,037	Lamb Weston Holdings Inc.	505,125
1,035	Lancaster Colony Corp.	183,940
1,555	Landec Corp.*	15,923
974	Limoneira Co.	14,094
2,939	Pilgrim’s Pride Corp.*	47,024
3,496	Post Holdings Inc.*	307,718
24,699	Sanderson Farms Inc.	2,888,795
14	Seaboard Corp.	37,562
375	Seneca Foods Corp., Class A Shares*	17,760
4,640	Simply Good Foods Co. (The)*	115,304
910	Tootsie Roll Industries Inc.	29,111
33,267	TreeHouse Foods Inc.*	1,424,160

	Total Food Products	12,099,731

Household Products — 0.3%
2,713	Central Garden & Pet Co., Class A Shares*	102,259
3,420	Energizer Holdings Inc.	158,312
49,426	Henkel AG & Co. KGaA, ADR	1,109,119
209	Oil-Dri Corp. of America	7,319
2,681	Reynolds Consumer Products Inc.	89,090
2,310	Spectrum Brands Holdings Inc.	137,676
747	WD-40 Co.	152,672

	Total Household Products	1,756,447

Personal Products — 0.8%
112,365	Beiersdorf AG, ADR	2,604,621
2,250	BellRing Brands Inc., Class A Shares*	43,740
15,833	Coty Inc., Class A Shares	56,682
2,970	Edgewell Personal Care Co.*	85,269
1,446	elf Beauty Inc.*	28,240
26,412	Herbalife Nutrition Ltd.*	1,298,150
996	Inter Parfums Inc.	44,491
920	Lifevantage Corp.*	13,818
620	Medifast Inc.	100,886
462	Nature’s Sunshine Products Inc.*	5,101
14,388	Nu Skin Enterprises Inc., Class A Shares	680,121
325	Revlon Inc., Class A Shares*(a)	2,379
648	USANA Health Sciences Inc.*	50,810

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.2% — (continued)

Personal Products — 0.8% — (continued)
2,601	Veru Inc.*	$7,205

	Total Personal Products	5,021,513

Tobacco — 0.0%
507	Turning Point Brands Inc.	14,652
1,350	Universal Corp.	58,604
7,378	Vector Group Ltd.	74,296

	Total Tobacco	147,552

	TOTAL CONSUMER STAPLES	26,233,372

ENERGY — 1.2%

Energy Equipment & Services — 0.3%
7,139	Archrock Inc.	46,832
1,053	Aspen Aerogels Inc.*	8,951
284	Bristow Group Inc.*	5,371
2,683	Cactus Inc., Class A Shares	59,268
10,014	ChampionX Corp.*	102,543
854	DMC Global Inc.	30,257
11,094	Dril-Quip Inc.*	367,544
1,217	Exterran Corp.*	5,598
36,500	Forum Energy Technologies Inc.*	19,969
8,417	Frank’s International NV*	19,443
7,965	Helix Energy Solutions Group Inc.*	28,515
5,786	Helmerich & Payne Inc.	95,353
9,400	ION Geophysical Corp.*	19,082
3,510	Liberty Oilfield Services Inc., Class A Shares	22,640
1,521	Matrix Service Co.*	14,054
246	Nabors Industries Ltd.	9,835
984	National Energy Services Reunited Corp.*	7,419
21,318	National Oilwell Varco Inc.	255,816
5,187	Newpark Resources Inc.*	10,115
69,810	NexTier Oilfield Solutions Inc.*	175,921
31,036	Oceaneering International Inc.*	167,284
23,734	Oil States International Inc.*	104,192
38,122	Patterson-UTI Energy Inc.	146,770
4,718	ProPetro Holding Corp.*	29,629
59,434	RPC Inc.*	186,028
1,062	SEACOR Holdings Inc.*	33,570
3,334	Select Energy Services Inc., Class A Shares*	15,903
1,342	Solaris Oilfield Infrastructure Inc., Class A Shares	10,441
46,600	TETRA Technologies Inc.*	31,688
1,554	Tidewater Inc.*	10,676
32,510	Transocean Ltd.*(a)	39,662
4,215	US Silica Holdings Inc.	18,799

	Total Energy Equipment & Services	2,099,168

Oil, Gas & Consumable Fuels — 0.9%
166	Adams Resources & Energy Inc.	3,531
15,819	Antero Midstream Corp.	107,095
12,708	Antero Resources Corp.*	40,920
20,794	Apache Corp.	307,751
895	Arch Resources Inc.	33,715
1,299	Ardmore Shipping Corp.	4,806
4,260	Berry Corp.	16,784
1,131	Bonanza Creek Energy Inc.*	22,665

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 1.2% — (continued)

Oil, Gas & Consumable Fuels — 0.9% — (continued)
1,587	Brigham Minerals Inc., Class A Shares	$18,742
5,562	Cimarex Energy Co.	154,512
8,189	Clean Energy Fuels Corp.*	21,619
10,181	CNX Resources Corp.*	111,584
715	Comstock Resources Inc.*	4,118
1,079	CONSOL Energy Inc.*	5,578
4,895	Contango Oil & Gas Co.*	7,930
4,159	Continental Resources Inc.	71,452
1,608	CVR Energy Inc.	26,838
3,419	Delek US Holdings Inc.	53,781
51,937	Devon Energy Corp.	564,555
5,873	DHT Holdings Inc.	31,068
1,459	Diamond S Shipping Inc.*	11,949
8,678	Diamondback Energy Inc.	338,095
1,888	Dorian LPG Ltd.*	15,935
660	Earthstone Energy Inc., Class A Shares*	1,934
6,337	Energy Fuels Inc.*	11,533
14,039	EQT Corp.	222,799
22,454	Equitrans Midstream Corp.	230,827
969	Evolution Petroleum Corp.	2,645
1,579	Falcon Minerals Corp.	4,437
6,450	Frontline Ltd.(a)	51,342
5,145	Golar LNG Ltd.*	53,251
224	Goodrich Petroleum Corp.*	1,848
1,908	Green Plains Inc.*	25,529
6,752	Gulfport Energy Corp.*	4,765
8,207	HollyFrontier Corp.	195,901
1,318	International Seaways Inc.	22,353
22,339	Kosmos Energy Ltd.	32,838
6,876	Magnolia Oil & Gas Corp., Class A Shares*	44,281
43,483	Marathon Oil Corp.	229,590
6,113	Matador Resources Co.*(a)	59,479
917	Montage Resources Corp.*	4,732
8,145	Murphy Oil Corp.	111,912
175	NACCO Industries Inc., Class A Shares	3,587
636	NextDecade Corp.*	846
26,196	Noble Energy Inc.	260,650
7,882	Nordic American Tankers Ltd.(a)	34,366
3,617	Overseas Shipholding Group Inc., Class A Shares*	7,632
14,370	Ovintiv Inc.(a)	159,220
1,976	Par Pacific Holdings Inc.*	17,152
16,622	Parsley Energy Inc., Class A Shares	178,687
5,319	PBF Energy Inc., Class A Shares	45,531
5,509	PDC Energy Inc.*	83,406
3,508	Peabody Energy Corp.	9,156
589	Penn Virginia Corp.*	6,726
28	PrimeEnergy Resources Corp.*	1,883
81,395	QEP Resources Inc.	105,814
61,080	Range Resources Corp.	455,657
2,120	Renewable Energy Group Inc.*	70,872
334	REX American Resources Corp.*	20,635
2,779	Scorpio Tankers Inc.	32,903
5,075	SFL Corp., Ltd.	44,559
5,850	SM Energy Co.	14,215

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 1.2% — (continued)

Oil, Gas & Consumable Fuels — 0.9% — (continued)
29,962	Southwestern Energy Co.*	$83,294
669	Talos Energy Inc.*	5,024
12,682	Targa Resources Corp.	215,721
8,170	Tellurian Inc.*(a)	7,588
10,570	Uranium Energy Corp.*	12,155
5,333	W&T Offshore Inc.*	11,893
3,776	Whiting Petroleum Corp.*(a)	3,019
3,412	World Fuel Services Corp.	90,077
22,468	WPX Energy Inc.*	124,922

	Total Oil, Gas & Consumable Fuels	5,394,209

	TOTAL ENERGY	7,493,377

FINANCIALS — 12.9%

Banks — 4.0%
350	1st Constitution Bancorp	4,260
963	1st Source Corp.	33,175
494	ACNB Corp.	10,384
950	Allegiance Bancshares Inc.	24,149
985	Altabancorp	20,311
634	Amalgamated Bank, Class A Shares	7,462
1,137	Amerant Bancorp Inc., Class A Shares*	14,952
732	American National Bankshares Inc.	16,499
3,629	Ameris Bancorp	88,983
548	Ames National Corp.	10,933
755	Arrow Financial Corp.	21,631
8,780	Associated Banc-Corp.	118,003
1,396	Atlantic Capital Bancshares Inc.*	16,103
4,373	Atlantic Union Bankshares Corp.	101,716
136	Auburn National Bancorporation Inc.(a)	5,546
2,690	Banc of California Inc.	29,563
1,152	BancFirst Corp.	50,688
2,877	Bancorp Inc. (The)*	27,332
5,575	BancorpSouth Bank	120,309
331	Bank First Corp.	20,654
1,542	Bank of Commerce Holdings	11,334
2,262	Bank of Hawaii Corp.	124,501
842	Bank of Marin Bancorp	26,801
2,905	Bank of NT Butterfield & Son Ltd. (The)	73,206
221	Bank of Princeton (The)	4,305
6,819	Bank OZK	157,110
201	Bank7 Corp.	2,058
701	BankFinancial Corp.	5,089
91,194	BankUnited Inc.	2,132,116
317	Bankwell Financial Group Inc.	4,945
8,151	Banner Corp.	294,414
911	Bar Harbor Bankshares	18,457
780	Baycom Corp.*	9,036
686	BCB Bancorp Inc.	5,587
23,194	Berkshire Hills Bancorp Inc.	212,921
1,788	BOK Financial Corp.	100,378
3,124	Boston Private Financial Holdings Inc.	18,557
1,088	Bridge Bancorp Inc.	21,771
2,704	Brookline Bancorp Inc.	25,958
1,298	Bryn Mawr Bank Corp.	35,228

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Banks — 4.0% — (continued)
814	Business First Bancshares Inc.	$11,779
1,431	Byline Bancorp Inc.	18,088
237	C&F Financial Corp.	7,577
4,400	Cadence BanCorp, Class A Shares	41,800
430	California Bancorp Inc.*	5,594
388	Cambridge Bancorp	21,278
973	Camden National Corp.	31,773
297	Capital Bancorp Inc.*	3,092
1,020	Capital City Bank Group Inc.	20,675
1,036	Capstar Financial Holdings Inc.	10,557
946	Carter Bank & Trust	6,707
4,412	Cathay General Bancorp	108,932
286	CB Financial Services Inc.	5,320
1,153	CBTX Inc.	18,160
1,125	Central Pacific Financial Corp.	17,426
932	Central Valley Community Bancorp	11,212
185	Century Bancorp Inc., Class A Shares	13,033
124	Chemung Financial Corp.	3,560
377	ChoiceOne Financial Services Inc.	10,748
5,438	CIT Group Inc.	106,965
722	Citizens & Northern Corp.	12,375
268	Citizens Holding Co.	5,743
862	City Holding Co.	55,151
1,009	Civista Bancshares Inc.	13,470
776	CNB Financial Corp.	12,377
656	Coastal Financial Corp.*	9,020
632	Codorus Valley Bancorp Inc.	8,153
315	Colony Bankcorp Inc.	3,465
3,430	Columbia Banking System Inc.	95,731
31,865	Comerica Inc.	1,259,623
5,578	Commerce Bancshares Inc.	332,281
2,434	Community Bank System Inc.	146,454
856	Community Bankers Trust Corp.	4,391
155	Community Financial Corp. (The)	3,447
925	Community Trust Bancorp Inc.	29,850
2,170	ConnectOne Bancorp Inc.	32,810
293	County Bancorp Inc.	5,655
2,532	CrossFirst Bankshares Inc.*	23,370
3,130	Cullen/Frost Bankers Inc.	217,410
1,569	Customers Bancorp Inc.*	20,036
7,072	CVB Financial Corp.	128,781
1,568	Dime Community Bancshares Inc.	20,227
1,255	Eagle Bancorp Inc.	36,119
391	Eagle Bancorp Montana Inc.	6,893
7,812	East West Bancorp Inc.	287,325
544	Enterprise Bancorp Inc.	11,821
1,468	Enterprise Financial Services Corp.	43,908
998	Equity Bancshares Inc., Class A Shares*	15,868
279	Esquire Financial Holdings Inc.*	4,604
187	Evans Bancorp Inc.	4,264
473	Farmers & Merchants Bancorp Inc.	10,193
1,758	Farmers National Banc Corp.	20,498
1,697	FB Financial Corp.	45,819
224	Fidelity D&D Bancorp Inc.(a)	10,129

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Banks — 4.0% — (continued)
1,133	Financial Institutions Inc.	$19,522
12,938	First Bancorp	100,484
581	First Bancorp Inc. (The)	12,364
1,080	First Bancshares Inc. (The)	23,155
727	First Bank	4,740
3,031	First Busey Corp.	53,997
370	First Business Financial Services Inc.	5,735
193	First Capital Inc.(a)	11,787
702	First Choice Bancorp	9,933
384	First Citizens BancShares Inc., Class A Shares	150,970
3,394	First Commonwealth Financial Corp.	27,831
1,018	First Community Bancshares Inc.	19,586
407	First Community Corp.	5,161
33,075	First Financial Bancorp	453,789
7,127	First Financial Bankshares Inc.	215,770
743	First Financial Corp.	25,552
2,525	First Foundation Inc.	38,355
211	First Guaranty Bancshares Inc.	2,707
7,255	First Hawaiian Inc.	119,925
31,400	First Horizon National Corp.	299,870
617	First Internet Bancorp	9,014
2,392	First Interstate BancSystem Inc., Class A Shares	78,458
3,166	First Merchants Corp.	80,986
1,070	First Mid Bancshares Inc.	27,863
5,980	First Midwest Bancorp Inc.	74,511
347	First Northwest Bancorp	3,852
1,379	First of Long Island Corp. (The)	21,188
108	First Savings Financial Group Inc.	4,698
378	First United Corp.	4,328
357	First Western Financial Inc.*	4,837
1,650	Flushing Financial Corp.	20,015
18,418	FNB Corp.	138,135
712	FNCB Bancorp Inc.	4,165
188	Franklin Financial Services Corp.	4,482
42,338	Fulton Financial Corp.	414,066
502	FVCBankcorp Inc.*	5,291
1,487	German American Bancorp Inc.	42,156
5,269	Glacier Bancorp Inc.	184,863
759	Great Southern Bancorp Inc.	29,252
1,997	Great Western Bancorp Inc.	27,818
383	Guaranty Bancshares Inc.	10,130
4,845	Hancock Whitney Corp.	96,948
1,156	Hanmi Financial Corp.	11,017
2,982	HarborOne Bancorp Inc.	25,794
244	Hawthorn Bancshares Inc.	4,470
695	HBT Financial Inc.	8,236
2,072	Heartland Financial USA Inc.	71,339
3,874	Heritage Commerce Corp.	26,847
1,249	Heritage Financial Corp.	24,905
4,005	Hilltop Holdings Inc.	82,503
8,759	Home BancShares Inc.	141,983
925	HomeTrust Bancshares Inc.	12,978
4,262	Hope Bancorp Inc.	36,057
2,452	Horizon Bancorp Inc.	27,413
590	Howard Bancorp Inc.*	5,788

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Banks — 4.0% — (continued)
2,876	Independent Bank Corp.	$123,612
2,060	Independent Bank Group Inc.	95,790
3,064	International Bancshares Corp.	96,761
659	Investar Holding Corp.	8,962
12,814	Investors Bancorp Inc.	99,309
3,154	Lakeland Bancorp Inc.	33,527
1,410	Lakeland Financial Corp.	64,423
238	Landmark Bancorp Inc.	5,000
848	LCNB Corp.	12,432
228	Level One Bancorp Inc.	3,671
1,574	Live Oak Bancshares Inc.	34,911
2,001	Macatawa Bank Corp.	14,647
392	Mackinac Financial Corp.	3,928
314	MainStreet Bancshares Inc.*	4,026
1,126	Mercantile Bank Corp.	24,592
303	Meridian Corp.	4,445
937	Metrocity Bankshares Inc.	12,781
442	Metropolitan Bank Holding Corp.*	13,689
367	Mid Penn Bancorp Inc.	7,061
341	Middlefield Banc Corp.	6,479
1,365	Midland States Bancorp Inc.	19,943
770	MidWestOne Financial Group Inc.	14,622
708	MVB Financial Corp.	10,054
39,673	National Bank Holdings Corp., Class A Shares	1,128,300
376	National Bankshares Inc.	9,336
2,217	NBT Bancorp Inc.	67,552
519	Nicolet Bankshares Inc.*	31,150
318	Northeast Bank	5,934
464	Northrim BanCorp Inc.	12,486
377	Norwood Financial Corp.	9,331
304	Oak Valley Bancorp	4,104
3,538	OceanFirst Financial Corp.	55,228
2,769	OFG Bancorp	35,554
134	Ohio Valley Banc Corp.	3,055
8,980	Old National Bancorp	125,540
1,993	Old Second Bancorp Inc.	16,283
1,295	Origin Bancorp Inc.	30,666
454	Orrstown Financial Services Inc.	6,252
50,214	Pacific Premier Bancorp Inc.	1,134,334
28,705	PacWest Bancorp	547,691
799	Park National Corp.(a)	71,838
491	Parke Bancorp Inc.	6,039
634	Partners Bancorp(b)	3,474
473	PCB Bancorp	4,517
1,042	Peapack Gladstone Financial Corp.	17,714
484	Penns Woods Bancorp Inc.	10,043
1,252	Peoples Bancorp Inc.	26,467
165	Peoples Bancorp of North Carolina Inc.	2,805
428	Peoples Financial Services Corp.	15,596
23,400	People’s United Financial Inc.	247,572
4,165	Pinnacle Financial Partners Inc.	166,392
284	Plumas Bancorp	5,612
4,847	Popular Inc.	179,533
797	Preferred Bank	29,808
854	Premier Financial Bancorp Inc.	10,948

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Banks — 4.0% — (continued)
323	Professional Holding Corp., Class A Shares*	$3,737
4,956	Prosperity Bancshares Inc.	270,201
892	QCR Holdings Inc.	26,733
1,057	RBB Bancorp	13,709
322	Red River Bancshares Inc.	14,013
870	Reliant Bancorp Inc.	12,615
3,178	Renasant Corp.	80,626
549	Republic Bancorp Inc., Class A Shares	16,887
1,597	Republic First Bancorp Inc.*	3,338
617	Richmond Mutual Bancorporation Inc.	6,984
2,114	S&T Bancorp Inc.	42,692
151	Salisbury Bancorp Inc.	5,392
2,709	Sandy Spring Bancorp Inc.	64,799
398	SB Financial Group Inc.	5,508
2,622	Seacoast Banking Corp. of Florida*	53,069
823	Select Bancorp Inc.*	6,296
2,699	ServisFirst Bancshares Inc.	98,918
902	Shore Bancshares Inc.	8,795
850	Sierra Bancorp	15,190
7,402	Signature Bank	718,216
860	Silvergate Capital Corp., Class A Shares*	12,840
5,336	Simmons First National Corp., Class A Shares	91,086
947	SmartFinancial Inc.	13,040
781	South Plains Financial Inc.	11,153
3,855	South State Corp.	214,646
585	Southern First Bancshares Inc.*	15,152
1,730	Southern National Bancorp of Virginia Inc.	14,792
1,594	Southside Bancshares Inc.	43,923
867	Spirit of Texas Bancshares Inc.*	10,838
10,730	Sterling Bancorp	125,219
1,294	Stock Yards Bancorp Inc.	55,551
722	Summit Financial Group Inc.	10,650
8,163	Synovus Financial Corp.	178,525
64,129	TCF Financial Corp.	1,723,788
40,685	Texas Capital Bancshares Inc.*	1,317,787
828	Tompkins Financial Corp.	54,797
13,268	Towne Bank	235,242
1,515	TriCo Bancshares	41,950
1,684	TriState Capital Holdings Inc.*	23,408
1,150	Triumph Bancorp Inc.*	32,844
3,506	Trustmark Corp.	82,321
8,535	UMB Financial Corp.	458,500
50,604	Umpqua Holdings Corp.	570,813
6,837	United Bankshares Inc.	178,719
3,275	United Community Banks Inc.	59,343
508	United Security Bancshares	3,094
281	Unity Bancorp Inc.	3,732
1,763	Univest Financial Corp.	28,367
108,946	Valley National Bancorp	818,184
2,500	Veritex Holdings Inc.	44,950
1,040	Washington Trust Bancorp Inc.	34,715
4,990	Webster Financial Corp.	137,225
3,525	WesBanco Inc.	78,326
1,053	West Bancorporation Inc.	18,533
1,429	Westamerica Bancorporation	86,969

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Banks — 4.0% — (continued)
5,491	Western Alliance Bancorp	$193,832
3,196	Wintrust Financial Corp.	139,090
9,164	Zions Bancorp NA	294,714

	Total Banks	24,467,776

Capital Markets — 3.0%
2,582	Affiliated Managers Group Inc.	177,254
5,413	Ares Management Corp., Class A Shares	218,956
2,985	Artisan Partners Asset Management Inc., Class A Shares	115,549
884	Assetmark Financial Holdings Inc.*	21,349
56	Associated Capital Group Inc., Class A Shares	2,164
1,114	B. Riley Financial Inc.	29,833
15,707	BGC Partners Inc., Class A Shares	39,582
2,610	Blucora Inc.*	31,137
3,491	Brightsphere Investment Group Inc.	48,385
825	Calamos Asset Management Inc. (Restricted, cost $0, acquired 1/23/2020)*#(b)(c)(d)	—
6,451	Carlyle Group Inc. (The)	166,500
53,414	Charles Schwab Corp. (The)	1,897,799
20,464	Cohen & Steers Inc.	1,238,072
1,400	Cowen Inc., Class A Shares	25,326
172	Diamond Hill Investment Group Inc.	21,313
1,782	Donnelley Financial Solutions Inc.*	19,424
6,112	Eaton Vance Corp.	250,714
11,541	Evercore Inc., Class A Shares	714,157
2,042	FactSet Research Systems Inc.	715,517
5,373	Federated Hermes Inc., Class B Shares	128,469
1,674	Focus Financial Partners Inc., Class A Shares*	59,243
205	GAMCO Investors Inc., Class A Shares	2,587
659	Greenhill & Co., Inc.	7,394
14,164	Hamilton Lane Inc., Class A Shares	1,035,530
2,415	Houlihan Lokey Inc., Class A Shares	141,519
20,763	Invesco Ltd.	211,783
5,605	Lazard Ltd., Class A Shares	177,510
15,548	LPL Financial Holdings Inc.	1,277,424
2,896	Moelis & Co., Class A Shares	92,411
9,974	Moody’s Corp.	2,938,739
1,187	Morningstar Inc.	190,098
8,537	Nasdaq Inc.	1,147,544
35,718	Northern Trust Corp.	2,924,947
410	Oppenheimer Holdings Inc., Class A Shares	10,016
958	Piper Sandler Cos	72,281
1,291	PJT Partners Inc., Class A Shares	76,401
552	Pzena Investment Management Inc., Class A Shares	2,732
1,386	Safeguard Scientifics Inc.	8,649
1,055	Sculptor Capital Management Inc., Class A Shares	13,472
6,367	SEI Investments Co.	333,376
309	Siebert Financial Corp.*	1,168
518	Silvercrest Asset Management Group Inc., Class A Shares	6,496
48,266	Solar Capital Ltd.	813,282
3,666	Stifel Financial Corp.	185,903
907	StoneX Group Inc.*	51,427
22,312	TD Ameritrade Holding Corp.	856,335
3,438	Virtu Financial Inc., Class A Shares	88,804
409	Virtus Investment Partners Inc.	58,037
3,652	Waddell & Reed Financial Inc., Class A Shares	57,519

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Capital Markets — 3.0% — (continued)
331	Westwood Holdings Group Inc.	$3,767
7,976	WisdomTree Investments Inc.	29,830

	Total Capital Markets	18,737,724

Consumer Finance — 0.3%
20,583	Ally Financial Inc.	470,939
345	Atlanticus Holdings Corp.*	2,932
557	Credit Acceptance Corp.*	215,448
1,245	Curo Group Holdings Corp.	9,586
1,713	Encore Capital Group Inc.*	78,695
1,722	Enova International Inc.*	29,412
2,954	EZCORP Inc., Class A Shares*	15,893
2,217	FirstCash Inc.	132,466
2,786	Green Dot Corp., Class A Shares*	145,039
3,681	LendingClub Corp.*	19,620
435	LendingTree Inc.*	134,389
10,703	Navient Corp.	97,290
928	Nelnet Inc., Class A Shares	60,775
3,547	OneMain Holdings Inc., Class A Shares	103,147
1,053	Oportun Financial Corp.*	13,215
2,474	PRA Group Inc.*	115,474
359	Regional Management Corp.*	6,566
4,256	Santander Consumer USA Holdings Inc.	73,246
20,676	SLM Corp.	157,965
250	World Acceptance Corp.*	22,747

	Total Consumer Finance	1,904,844

Diversified Financial Services — 0.1%
873	Alerus Financial Corp.	17,975
261	A-Mark Precious Metals Inc.*	6,243
1,751	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	21,327
4,633	Cannae Holdings Inc.*	174,803
12,560	Jefferies Financial Group Inc.	220,303
329	Marlin Business Services Corp.	2,204
345	SWK Holdings Corp.*	4,395
6,949	Voya Financial Inc.	360,723

	Total Diversified Financial Services	807,973

Insurance — 4.7%
772	Alleghany Corp.	428,120
2,471	Ambac Financial Group Inc.*	31,209
19,505	American Equity Investment Life Holding Co.	466,365
4,089	American Financial Group Inc.	273,350
413	American National Group Inc.	30,979
992	AMERISAFE Inc.	66,196
1,820	Argo Group International Holdings Ltd.	67,595
3,300	Assurant Inc.	401,148
4,665	Assured Guaranty Ltd.	100,064
6,399	Athene Holding Ltd., Class A Shares*	233,947
4,588	Axis Capital Holdings Ltd.	219,123
5,393	Brighthouse Financial Inc.*	163,732
13,083	Brown & Brown Inc.	607,051
36,332	BRP Group Inc., Class A Shares*	999,493
27,124	Chubb Ltd.	3,390,500
2,289	Citizens Inc., Class A Shares*(a)	13,391

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Insurance — 4.7% — (continued)
8,002	CNO Financial Group Inc.	$130,433
698	Crawford & Co., Class A Shares	4,788
558	Donegal Group Inc., Class A Shares	8,052
1,397	eHealth Inc.*	88,179
1,059	Employers Holdings Inc.	34,502
670	Enstar Group Ltd.*	119,923
1,385	Erie Indemnity Co., Class A Shares	295,614
5,528	Everest Re Group Ltd.	1,216,602
548	FBL Financial Group Inc., Class A Shares	20,303
812	FedNat Holding Co.	6,894
5,991	First American Financial Corp.	314,947
27,702	Genworth Financial Inc., Class A Shares*	83,660
5,795	Globe Life Inc.	477,972
715	Goosehead Insurance Inc., Class A Shares	73,473
1,274	Greenlight Capital Re Ltd., Class A Shares*	9,262
2,133	Hanover Insurance Group Inc. (The)	218,611
409	HCI Group Inc.	22,381
1,523	Heritage Insurance Holdings Inc.	19,875
1,891	Horace Mann Educators Corp.	73,862
214	Independence Holding Co.	7,490
67	Investors Title Co.	9,116
1,634	James River Group Holdings Ltd.	79,592
3,410	Kemper Corp.	264,821
1,149	Kinsale Capital Group Inc.	238,107
3,114	Markel Corp.*	3,384,389
4,155	MBIA Inc.*	33,697
1,523	Mercury General Corp.	68,124
28,710	MetLife Inc.	1,104,187
3,810	National General Holdings Corp.	129,731
154	National Western Life Group Inc., Class A Shares	33,878
380	NI Holdings Inc.*	6,202
15,959	Old Republic International Corp.	257,100
18,146	Palomar Holdings Inc., Class A Shares*(b)	2,038,703
12,561	Primerica Inc.	1,568,241
2,768	ProAssurance Corp.	42,406
465	ProSight Global Inc.*	4,408
420	Protective Insurance Corp., Class B Shares	6,031
8,191	Reinsurance Group of America Inc., Class A Shares	750,951
2,695	RenaissanceRe Holdings Ltd.	495,179
2,174	RLI Corp.	203,899
804	Safety Insurance Group Inc.	58,210
3,252	Selective Insurance Group Inc.	194,502
1,024	State Auto Financial Corp.	15,800
888	Stewart Information Services Corp.	37,891
4,714	Third Point Reinsurance Ltd.*	40,352
1,343	Tiptree Inc.	7,575
43,411	Travelers Cos., Inc. (The)	5,037,412
1,637	Trupanion Inc.*	102,689
1,194	United Fire Group Inc.	30,065
904	United Insurance Holdings Corp.	6,843
1,507	Universal Insurance Holdings Inc.	27,955
11,359	Unum Group	209,914
1,129	Watford Holdings Ltd.*	18,064
1,737	White Mountains Insurance Group Ltd.	1,548,362

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Insurance — 4.7% — (continued)
7,748	WR Berkley Corp.	$480,763

	Total Insurance	29,254,245

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
31,240	AGNC Investment Corp.	440,796
4,060	Anworth Mortgage Asset Corp.	7,024
8,462	Apollo Commercial Real Estate Finance Inc.	75,650
5,653	Arbor Realty Trust Inc.(a)	63,992
1,963	Ares Commercial Real Estate Corp.	19,552
1,767	Arlington Asset Investment Corp., Class A Shares	4,806
3,544	ARMOUR Residential REIT Inc.	34,341
7,522	Blackstone Mortgage Trust Inc., Class A Shares	178,798
7,043	Broadmark Realty Capital Inc.	69,021
5,021	Capstead Mortgage Corp.	30,980
783	Cherry Hill Mortgage Investment Corp.	7,486
10,549	Chimera Investment Corp.	93,781
4,765	Colony Credit Real Estate Inc.	28,685
1,280	Dynex Capital Inc.	20,275
2,422	Ellington Financial Inc.	30,178
486	Ellington Residential Mortgage REIT	5,521
2,525	Granite Point Mortgage Trust Inc.	16,766
1,102	Great Ajax Corp.	10,050
10,767	Hannon Armstrong Sustainable Infrastructure Capital Inc.	457,167
8,478	Invesco Mortgage Capital Inc.(a)	25,434
1,471	KKR Real Estate Finance Trust Inc.	26,772
5,714	Ladder Capital Corp., Class A Shares	42,569
24,913	MFA Financial Inc.	66,767
22,839	New Residential Investment Corp.	176,774
21,021	New York Mortgage Trust Inc.	55,496
3,629	Orchid Island Capital Inc., Class A Shares	18,544
5,425	PennyMac Mortgage Investment Trust	92,985
2,023	Ready Capital Corp.	20,695
6,352	Redwood Trust Inc.	44,019
15,051	Starwood Property Trust Inc.	234,796
3,378	TPG RE Finance Trust Inc.	29,794
14,962	Two Harbors Investment Corp.	81,543
2,534	Western Asset Mortgage Capital Corp.	5,752

	Total Mortgage Real Estate Investment Trusts (REITs)	2,516,809

Thrifts & Mortgage Finance — 0.4%
3,233	Axos Financial Inc.*	80,114
506	Bogota Financial Corp.*	3,577
1,595	Bridgewater Bancshares Inc.*	15,503
7,332	Capitol Federal Financial Inc.	68,481
2,907	Columbia Financial Inc.*	31,018
639	ESSA Bancorp Inc.	8,179
5,943	Essent Group Ltd.	212,165
537	Federal Agricultural Mortgage Corp., Class C Shares	36,597
1,986	Flagstar Bancorp Inc.	62,400
171	FS Bancorp Inc.	6,775
75	Greene County Bancorp Inc.	1,760
84	Hingham Institution for Savings	15,402
539	Home Bancorp Inc.	13,022
838	HomeStreet Inc.	22,936
4,255	Kearny Financial Corp.	33,019

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 12.9% — (continued)

Thrifts & Mortgage Finance — 0.4% — (continued)
1,062	Luther Burbank Corp.	$9,866
630	Merchants Bancorp	12,839
2,841	Meridian Bancorp Inc.	33,069
1,755	Meta Financial Group Inc.	33,836
18,837	MGIC Investment Corp.	172,735
202	MMA Capital Holdings Inc.*	4,743
4,348	Mr Cooper Group Inc.*	79,677
24,848	New York Community Bancorp Inc.	224,874
3,689	NMI Holdings Inc., Class A Shares*	63,266
2,608	Northfield Bancorp Inc.	25,193
6,414	Northwest Bancshares Inc.	64,846
581	OP Bancorp	3,544
738	PCSB Financial Corp.	9,358
270	PDL Community Bancorp*	2,190
2,543	PennyMac Financial Services Inc.	134,067
545	Pioneer Bancorp Inc.*	4,382
2,132	Premier Financial Corp.	38,962
375	Provident Bancorp Inc.	2,918
253	Provident Financial Holdings Inc.	3,013
3,829	Provident Financial Services Inc.	50,466
276	Prudential Bancorp Inc.	2,730
10,559	Radian Group Inc.	163,031
886	Riverview Bancorp Inc.	3,659
664	Security National Financial Corp., Class A Shares*	4,197
517	Southern Missouri Bancorp Inc.	12,243
228	Standard AVB Financial Corp.	4,207
662	Sterling Bancorp Inc.	1,966
521	Territorial Bancorp Inc.	11,024
2,578	TFS Financial Corp.	39,830
287	Timberland Bancorp Inc.	5,020
4,938	TrustCo Bank Corp. NY	29,430
1,569	Walker & Dunlop Inc.	85,950
4,252	Washington Federal Inc.	99,709
1,142	Waterstone Financial Inc.	17,690
950	Western New England Bancorp Inc.	4,864
15,942	WSFS Financial Corp.	467,101

	Total Thrifts & Mortgage Finance	2,537,443

	TOTAL FINANCIALS	80,226,814

HEALTH CARE — 18.0%

Biotechnology — 4.1%
235	89bio Inc.*	9,048
3,868	Abeona Therapeutics Inc.*	9,090
6,020	ACADIA Pharmaceuticals Inc.*	238,332
16,868	Acceleron Pharma Inc.*	1,644,124
3,377	ADMA Biologics Inc.*(a)	8,611
4,354	Aduro Biotech Inc.*	13,497
4,007	Adverum Biotechnologies Inc.*	48,885
2,283	Aeglea BioTherapeutics Inc.*	16,609
4,007	Affimed NV*	13,824
7,595	Agenus Inc.*	33,076
3,376	Agios Pharmaceuticals Inc.*	138,450
2,636	Aimmune Therapeutics Inc.*	90,204
876	Akcea Therapeutics Inc.*	16,013

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Biotechnology — 4.1% — (continued)
7,120	Akebia Therapeutics Inc.*	$74,119
611	Akero Therapeutics Inc.*	19,919
724	Albireo Pharma Inc.*	20,142
2,535	Alector Inc.*	32,752
8,667	Alkermes PLC*	143,352
1,333	Allakos Inc.*(a)	119,410
2,653	Allogene Therapeutics Inc.*	94,579
13,900	Amicus Therapeutics Inc.*	202,940
1,171	AnaptysBio Inc.*	20,293
2,783	Anavex Life Sciences Corp.*	11,800
802	Anika Therapeutics Inc.*	30,741
3,285	Apellis Pharmaceuticals Inc.*	101,277
1,265	Applied Genetic Technologies Corp.*	6,502
730	Applied Therapeutics Inc.*	17,593
346	Aprea Therapeutics Inc.*	9,377
1,282	Aptinyx Inc.*	4,243
655	Aravive Inc.*	3,734
711	Arcturus Therapeutics Holdings Inc.*	34,299
1,834	Arcus Biosciences Inc.*	43,649
532	Arcutis Biotherapeutics Inc.*	13,337
3,971	Ardelyx Inc.*	22,794
3,088	Arena Pharmaceuticals Inc.*	215,604
5,492	Arrowhead Pharmaceuticals Inc.*	231,982
11,040	Ascendis Pharma AS, ADR*	1,635,907
1,672	Assembly Biosciences Inc.*	36,567
3,125	Atara Biotherapeutics Inc.*	42,125
4,023	Athenex Inc.*	46,224
9,424	Athersys Inc.*	20,544
1,153	Atreca Inc., Class A Shares*	16,396
864	AVEO Pharmaceuticals Inc.*	4,113
3,072	Avid Bioservices Inc.*	25,774
1,693	Avrobio Inc.*	29,323
805	Axcella Health Inc.*	4,025
617	Beam Therapeutics Inc.*	15,493
748	Beyondspring Inc.*	9,298
8,443	BioCryst Pharmaceuticals Inc.*	35,038
2,584	Biohaven Pharmaceutical Holding Co., Ltd.*	163,800
335	BioSpecifics Technologies Corp.*	21,608
579	Bioxcel Therapeutics Inc.*	23,594
614	Black Diamond Therapeutics Inc.*	17,665
3,555	Bluebird Bio Inc.*	210,812
24,348	Blueprint Medicines Corp.*	1,885,266
1,464	BrainStorm Cell Therapeutics Inc.*	18,461
3,979	Bridgebio Pharma Inc.*	118,813
661	Cabaletta Bio Inc.*	6,974
3,348	Calithera Biosciences Inc.*	13,492
526	Calyxt Inc.*	2,859
2,343	CareDx Inc.*	80,013
3,407	CASI Pharmaceuticals Inc.*	5,826
491	Castle Biosciences Inc.*	22,453
952	Catabasis Pharmaceuticals Inc.*	6,283
944	Catalyst Biosciences Inc.*	4,928
5,270	Catalyst Pharmaceuticals Inc.*	17,286
768	Cellular Biomedicine Group Inc.*	14,269
1,653	CEL-SCI Corp.*(a)	21,373

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Biotechnology — 4.1% — (continued)
227	Centogene NV*	$2,633
1,139	Checkpoint Therapeutics Inc.*	2,483
2,438	ChemoCentryx Inc.*	130,433
2,890	Chimerix Inc.*	8,121
1,796	Cidara Therapeutics Inc.*	5,711
3,903	Clovis Oncology Inc.*(a)	20,335
1,995	Cohbar Inc.*	1,861
3,168	Coherus Biosciences Inc.*	60,097
1,457	Concert Pharmaceuticals Inc.*	14,016
1,476	Constellation Pharmaceuticals Inc.*	31,070
710	ContraFect Corp.*	3,884
3,572	Corbus Pharmaceuticals Holdings Inc.*	33,166
858	Cortexyme Inc.*(a)	37,726
1,461	Crinetics Pharmaceuticals Inc.*	23,420
1,517	Cue Biopharma Inc.*	27,109
993	Cyclerion Therapeutics Inc.*	6,772
3,053	Cytokinetics Inc.*	73,150
2,753	CytomX Therapeutics Inc.*	20,097
2,048	Deciphera Pharmaceuticals Inc.*	92,181
3,439	Denali Therapeutics Inc.*	109,704
432	DermTech Inc.*	5,085
3,548	Dicerna Pharmaceuticals Inc.*	65,709
1,057	Dyadic International Inc.*(a)	8,403
4,861	Dynavax Technologies Corp., Class A Shares*(a)	29,069
586	Eagle Pharmaceuticals Inc.*	23,253
3,036	Editas Medicine Inc.*	106,958
9,533	Eidos Therapeutics Inc.*	412,588
1,397	Eiger BioPharmaceuticals Inc.*	15,605
2,441	Emergent BioSolutions Inc.*	278,396
1,031	Enanta Pharmaceuticals Inc.*	53,808
1,204	Enochian Biosciences Inc.*	4,912
4,880	Epizyme Inc.*	63,440
1,424	Esperion Therapeutics Inc.*(a)	51,406
594	Evelo Biosciences Inc.*	2,637
16,714	Exelixis Inc.*	371,385
3,120	Exicure Inc.*	6,209
18,570	Fate Therapeutics Inc.*	675,948
1,180	Fennec Pharmaceuticals Inc.*(a)	6,466
4,546	FibroGen Inc.*	203,797
1,231	Five Prime Therapeutics Inc.*	5,256
2,029	Flexion Therapeutics Inc.*	23,658
3,102	Fortress Biotech Inc.*	12,268
1,539	Frequency Therapeutics Inc.*(a)	29,764
1,981	G1 Therapeutics Inc.*	30,408
1,363	Galectin Therapeutics Inc.*	3,612
508	Galera Therapeutics Inc.*	3,968
1,520	Genprex Inc.*(a)	6,019
10,264	Geron Corp.*(a)	21,041
11,368	Global Blood Therapeutics Inc.*	713,683
1,545	GlycoMimetics Inc.*	5,701
2,708	Gossamer Bio Inc.*	37,641
1,742	Gritstone Oncology Inc.*	5,766
7,430	Halozyme Therapeutics Inc.*	215,433
576	Harpoon Therapeutics Inc.*	7,926

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Biotechnology — 4.1% — (continued)
4,724	Heron Therapeutics Inc.*	$67,553
1,849	Homology Medicines Inc.*	19,655
627	Hookipa Pharma Inc.*	5,605
3,187	iBio Inc.*(a)	6,661
661	Ideaya Biosciences Inc.*	7,998
388	IGM Biosciences Inc.*	16,684
323	Immunic Inc.*	5,184
8,987	ImmunoGen Inc.*	33,252
11,339	Immunomedics Inc.*	505,266
1,046	Immunovant Inc.*	35,522
7,871	Inovio Pharmaceuticals Inc.*(a)	94,373
54,927	Insmed Inc.*	1,548,392
2,450	Intellia Therapeutics Inc.*	52,871
1,416	Intercept Pharmaceuticals Inc.*(a)	70,630
6,312	Invitae Corp.*	220,668
7,191	Ionis Pharmaceuticals Inc.*	391,910
7,440	Iovance Biotherapeutics Inc.*	247,975
121,830	Ironwood Pharmaceuticals Inc., Class A Shares*	1,230,483
2,474	IVERIC bio Inc.*	11,108
747	Jounce Therapeutics Inc.*	3,616
8,288	Kadmon Holdings Inc.*	41,440
910	KalVista Pharmaceuticals Inc.*	11,921
848	Karuna Therapeutics Inc.*	64,787
3,837	Karyopharm Therapeutics Inc.*	58,361
384	Keros Therapeutics Inc.*	20,559
1,825	Kezar Life Sciences Inc.*	8,870
1,656	Kindred Biosciences Inc.*	8,214
1,042	Kiniksa Pharmaceuticals Ltd., Class A Shares*	18,412
1,582	Kodiak Sciences Inc.*	83,197
697	Krystal Biotech Inc.*	33,324
2,899	Kura Oncology Inc.*	72,156
798	La Jolla Pharmaceutical Co.*(a)	3,352
1,501	Lexicon Pharmaceuticals Inc.*(a)	2,627
796	Ligand Pharmaceuticals Inc.*(a)	81,192
748	LogicBio Therapeutics Inc.*	4,712
2,583	MacroGenics Inc.*	74,752
493	Madrigal Pharmaceuticals Inc.*	53,096
815	Magenta Therapeutics Inc.*	5,925
12,398	MannKind Corp.*	21,573
1,128	Marker Therapeutics Inc.*(a)	2,030
2,415	MediciNova Inc.*	12,655
6,139	MEI Pharma Inc.*	16,698
1,099	MeiraGTx Holdings PLC*	14,298
2,509	Mersana Therapeutics Inc.*	48,072
1,669	Minerva Neurosciences Inc.*	5,307
2,011	Mirati Therapeutics Inc.*	300,383
194	Mirum Pharmaceuticals Inc.*(a)	5,036
1,052	Molecular Templates Inc.*	12,214
15,545	Momenta Pharmaceuticals Inc.*	810,983
748	Morphic Holding Inc.*	19,822
1,465	Mustang Bio Inc.*	4,791
4,004	Myriad Genetics Inc.*	53,534
1,592	NantKwest Inc.*(a)	11,622
3,818	Natera Inc.*	243,245

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Biotechnology — 4.1% — (continued)
1,619	Neoleukin Therapeutics Inc.*	$20,578
950	Neubase Therapeutics Inc.*	7,629
5,063	Neurocrine Biosciences Inc.*	589,435
960	NextCure Inc.*	8,630
3,189	Novavax Inc.*(a)	351,874
2,127	Nymox Pharmaceutical Corp.*	5,360
2,214	Oncocyte Corp.*	2,768
19	Oncternal Therapeutics Inc.*(b)(d)	39
21,781	OPKO Health Inc.*	70,570
519	Organogenesis Holdings Inc., Class A Shares*	2,234
941	Orgenesis Inc.*	4,959
478	ORIC Pharmaceuticals Inc.*(a)	11,974
2,352	Ovid therapeutics Inc.*	13,501
307	Oyster Point Pharma Inc.*	6,987
743	Passage Bio Inc.*	12,304
6,102	PDL BioPharma Inc.*	20,442
2,052	Pfenex Inc.*	25,712
567	PhaseBio Pharmaceuticals Inc.*(a)	2,189
3,285	Pieris Pharmaceuticals Inc.*	9,395
3,925	Precigen Inc.*(a)	23,746
2,470	Precision BioSciences Inc.*	13,931
746	Prevail Therapeutics Inc.*	9,139
1,609	Principia Biopharma Inc.*	160,916
1,341	Protagonist Therapeutics Inc.*	30,038
145	Protara Therapeutics Inc.*	3,103
1,690	Prothena Corp. PLC*	21,902
3,379	PTC Therapeutics Inc.*	167,007
1,741	Puma Biotechnology Inc.*	17,915
2,482	Radius Health Inc.*	30,727
599	RAPT Therapeutics Inc.*	15,933
1,859	REGENXBIO Inc.*	56,737
1,004	Replimune Group Inc.*	27,108
2,198	Retrophin Inc.*	43,059
722	REVOLUTION Medicines Inc.*	20,462
1,813	Rhythm Pharmaceuticals Inc.*	53,502
9,148	Rigel Pharmaceuticals Inc.*	22,779
26,912	Rocket Pharmaceuticals Inc.*	688,140
2,112	Rubius Therapeutics Inc.*	10,169
2,813	Sage Therapeutics Inc.*	147,514
6,530	Sangamo Therapeutics Inc.*	72,059
4,098	Sarepta Therapeutics Inc.*	600,029
2,794	Savara Inc.*	4,079
1,271	Scholar Rock Holding Corp.*	19,192
3,599	Selecta Biosciences Inc.*(a)	9,357
2,170	Seres Therapeutics Inc.*	57,483
2,415	Soleno Therapeutics Inc.*	5,168
1,724	Solid Biosciences Inc.*	4,120
9,539	Sorrento Therapeutics Inc.*(a)	76,407
6,072	Spectrum Pharmaceuticals Inc.*	25,563
771	Spero Therapeutics Inc.*	8,381
1,163	SpringWorks Therapeutics Inc.*	51,649
669	Stoke Therapeutics Inc.*	19,649
1,013	Sutro Biopharma Inc.*	10,140
1,524	Syndax Pharmaceuticals Inc.*	24,856

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Biotechnology — 4.1% — (continued)
2,249	Syros Pharmaceuticals Inc.*	$29,799
887	TCR2 Therapeutics Inc.*	17,935
5,285	TG Therapeutics Inc.*	131,094
2,753	Translate Bio Inc.*	38,790
12,775	Turning Point Therapeutics Inc.*	998,750
1,634	Twist Bioscience Corp.*	114,266
2,439	Tyme Technologies Inc.*	2,463
3,101	Ultragenyx Pharmaceutical Inc.*	263,771
2,390	United Therapeutics Corp.*	255,634
1,781	UNITY Biotechnology Inc.*(a)	5,592
1,093	UroGen Pharma Ltd.*	27,423
2,919	Vanda Pharmaceuticals Inc.*	30,037
2,372	Vaxart Inc.*	14,066
9,834	VBI Vaccines Inc.*	41,893
2,729	Veracyte Inc.*	90,903
8,821	Verastem Inc.*(a)	11,114
2,439	Vericel Corp.*	38,658
1,093	Viela Bio Inc.*	36,823
3,786	Viking Therapeutics Inc.*	25,328
2,532	Vir Biotechnology Inc.*	102,495
1,389	Voyager Therapeutics Inc.*	16,376
942	X4 Pharmaceuticals Inc.*	7,894
822	XBiotech Inc.*(a)	15,552
3,025	Xencor Inc.*	108,144
325	XOMA Corp.*(a)	6,182
1,643	Y-mAbs Therapeutics Inc.*	70,698
571	Zentalis Pharmaceuticals Inc.*	19,642
11,604	ZIOPHARM Oncology Inc.*	32,607

	Total Biotechnology	25,619,024

Health Care Equipment & Supplies — 5.3%
1,665	Accelerate Diagnostics Inc.*(a)	20,280
168,222	Accuray Inc.*	391,957
2,421	Alphatec Holdings Inc.*	14,502
2,169	AngioDynamics Inc.*	20,313
9,660	Antares Pharma Inc.*	27,338
1,371	Apyx Medical Corp.*	6,293
2,597	Aspira Women’s Health Inc.*	7,440
23,731	AtriCure Inc.*	1,061,488
79	Atrion Corp.	49,906
17,100	Avanos Medical Inc.*	554,040
1,964	AxoGen Inc.*	23,313
1,666	Axonics Modulation Technologies Inc.*(a)	70,405
2,176	Baxter International Inc.	189,464
353	Bellerophon Therapeutics Inc.*	3,809
679	Beyond Air Inc.*	3,768
282	BioLife Solutions Inc.*	6,012
1,143	BioSig Technologies Inc.*(a)	8,470
2,078	Cantel Medical Corp.	109,053
1,901	Cardiovascular Systems Inc.*	62,106
8,852	Cerus Corp.*	56,387
1,250	Chembio Diagnostics Inc.*(a)	5,125
1,413	Co-Diagnostics Inc.*(a)	15,402
1,514	CONMED Corp.	130,673
2,118	CryoLife Inc.*	42,826

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Health Care Equipment & Supplies — 5.3% — (continued)
1,834	CryoPort Inc.*(a)	$101,750
902	Cutera Inc.*	14,766
18,833	CytoSorbents Corp.*	158,951
96,545	DENTSPLY SIRONA Inc.	4,331,974
388	Electromed Inc.*	4,803
8,791	Envista Holdings Corp.*	210,896
349	FONAR Corp.*	8,854
3,712	GenMark Diagnostics Inc.*	48,145
2,311	Glaukos Corp.*	110,535
16,632	Globus Medical Inc., Class A Shares*	940,041
26,601	Haemonetics Corp.*	2,385,046
372	Heska Corp.*	38,539
3,666	Hill-Rom Holdings Inc.	343,834
10,161	ICU Medical Inc.*	2,034,639
2,313	IDEXX Laboratories Inc.*	904,522
1,068	Inogen Inc.*	32,286
1,790	Integer Holdings Corp.*	123,975
3,915	Integra LifeSciences Holdings Corp.*	187,098
613	IntriCon Corp.*	7,442
2,133	Intuitive Surgical Inc.*	1,558,882
1,981	Invacare Corp.	13,431
388	iRadimed Corp.*	8,226
1,480	iRhythm Technologies Inc.*	325,866
2,044	Lantheus Holdings Inc.*	27,430
986	LeMaitre Vascular Inc.	31,828
2,669	LivaNova PLC*	125,176
2,870	Masimo Corp.*	642,880
2,264	Meridian Bioscience Inc.*	32,013
67,087	Merit Medical Systems Inc.*	3,293,972
222	Mesa Laboratories Inc.	54,594
1,981	Milestone Scientific Inc.*	2,971
757	Misonix Inc.*	9,985
1,737	Natus Medical Inc.*	31,544
367	Nemaura Medical Inc.*	1,373
2,883	Neogen Corp.*	219,685
1,838	Nevro Corp.*	252,799
5,470	Novocure Ltd.*	452,642
2,831	NuVasive Inc.*	147,580
42,008	OraSure Technologies Inc.*	492,334
999	Orthofix Medical Inc.*	30,310
652	OrthoPediatrics Corp.*	32,861
2,040	PAVmed Inc.*	4,019
1,760	Penumbra Inc.*	368,104
819	Pulse Biosciences Inc.*(a)	8,100
2,047	Quidel Corp.*	360,190
3,288	Quotient Ltd.*	16,637
1,341	Repro-Med Systems Inc.*	11,653
776	Retractable Technologies Inc.*(a)	4,904
4,050	Rockwell Medical Inc.*(a)	5,305
1,404	SeaSpine Holdings Corp.*	18,687
1,459	Shockwave Medical Inc.*	92,705
1,468	SI-BONE Inc.*	32,032
2,668	Sientra Inc.*	10,245
1,737	Silk Road Medical Inc.*	105,922
71,096	Smith & Nephew PLC, ADR	2,890,052

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Health Care Equipment & Supplies — 5.3% — (continued)
364	Soliton Inc.*(a)	$2,486
2,472	STAAR Surgical Co.*	118,532
2,430	Stereotaxis Inc.*	8,554
3,478	Surgalign Holdings Inc.*(b)	7,721
771	Surmodics Inc.*	34,888
949	Tactile Systems Technology Inc.*	36,470
12,151	Tandem Diabetes Care Inc.*	1,369,661
294	Tela Bio Inc.*	4,190
7,117	Teleflex Inc.	2,796,625
1,065	TransMedics Group Inc.*	18,989
188	Utah Medical Products Inc.	15,444
1,053	Vapotherm Inc.*	32,759
2,047	Varex Imaging Corp.*	22,701
1,458	Varian Medical Systems Inc.*	253,211
1,159	Venus Concept Inc.*	3,326
5,877	ViewRay Inc.*	15,985
1,214	VolitionRX Ltd.*	4,115
41,817	Wright Medical Group NV*(a)	1,264,128
915	Zynex Inc.*(a)	13,542

	Total Health Care Equipment & Supplies	32,608,730

Health Care Providers & Services — 2.4%
1,161	1Life Healthcare Inc.*	33,866
68,888	Acadia Healthcare Co., Inc.*	2,129,328
422	AdaptHealth Corp., Class A Shares*	8,959
752	Addus HomeCare Corp.*	70,432
8,406	Amedisys Inc.*	2,033,411
683	American Renal Associates Holdings Inc.*	4,603
2,563	AMN Healthcare Services Inc.*	137,992
519	Apollo Medical Holdings Inc.*	9,804
741	Avalon GloboCare Corp.*(a)	1,052
1,885	BioTelemetry Inc.*	74,608
10,773	Brookdale Senior Living Inc.*	29,626
3,873	Chemed Corp.	2,002,767
4,644	Community Health Systems Inc.*	24,010
513	CorVel Corp.*	42,589
5,373	Covetrus Inc.*	123,095
2,213	Cross Country Healthcare Inc.*	14,141
11,823	Encompass Health Corp.	771,333
2,787	Ensign Group Inc. (The)	163,151
1,486	Enzo Biochem Inc.*	3,165
312	Exagen Inc.*	4,499
1,165	Five Star Senior Living Inc.*	6,023
529	Fulgent Genetics Inc.*	15,637
4,084	Guardant Health Inc.*	390,022
2,143	Hanger Inc.*	42,346
12,919	HealthEquity Inc.*	742,584
783	InfuSystem Holdings Inc.*	11,393
863	Joint Corp. (The)*	15,413
1,658	LHC Group Inc.*	345,594
1,306	Magellan Health Inc.*	98,551
55,764	MEDNAX Inc.*	1,036,095
9,955	Molina Healthcare Inc.*	1,841,376
698	National HealthCare Corp.	44,463
733	National Research Corp.	41,048

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Health Care Providers & Services — 2.4% — (continued)
491	Ontrak Inc.*(a)	$35,819
1,834	Option Care Health Inc.*	21,311
3,665	Owens & Minor Inc.	60,766
39,542	Patterson Cos., Inc.	1,147,113
1,372	Pennant Group Inc. (The)*	50,819
1,172	PetIQ Inc., Class A Shares*	41,231
3,426	Premier Inc., Class A Shares	112,202
1,422	Progyny Inc.*	40,598
662	Providence Service Corp. (The)*	61,295
5,799	R1 RCM Inc.*	84,086
2,289	RadNet Inc.*	33,007
5,899	Select Medical Holdings Corp.*	118,393
767	Sharps Compliance Corp.*	5,856
1,346	Surgery Partners Inc.*	25,695
5,706	Tenet Healthcare Corp.*	160,795
2,532	Tivity Health Inc.*	41,424
1,424	Triple-S Management Corp., Class B Shares*	26,486
1,841	Universal Health Services Inc., Class B Shares	203,154
691	US Physical Therapy Inc.	61,430
1,875	Viemed Healthcare Inc.*	20,381

	Total Health Care Providers & Services	14,664,837

Health Care Technology — 0.8%
9,072	Allscripts Healthcare Solutions Inc.*	81,013
13,352	Change Healthcare Inc.*	188,931
759	Computer Programs & Systems Inc.	20,766
3,975	Evolent Health Inc., Class A Shares*	56,962
1,759	Health Catalyst Inc.*	54,846
1,375	HealthStream Inc.*	28,483
51,153	HMS Holdings Corp.*	1,426,657
1,084	iCAD Inc.*	11,740
4,040	Inovalon Holdings Inc., Class A Shares*	99,970
1,434	Inspire Medical Systems Inc.*	171,291
2,967	Livongo Health Inc.*	407,369
1,523	NantHealth Inc.*(a)	4,843
2,890	NextGen Healthcare Inc.*	38,321
2,322	Omnicell Inc.*	154,831
852	OptimizeRx Corp.*	17,176
1,567	Phreesia Inc.*	49,423
736	Schrodinger Inc.*	44,499
693	Simulations Plus Inc.	41,289
1,119	Tabula Rasa HealthCare Inc.*	56,622
7,040	Veeva Systems Inc., Class A Shares*	1,987,181
1,681	Vocera Communications Inc.*	47,051

	Total Health Care Technology	4,989,264

Life Sciences Tools & Services — 3.6%
2,995	10X Genomics Inc., Class A Shares*	343,287
3,917	Adaptive Biotechnologies Corp.*	162,986
24,649	Avantor Inc.*	556,328
3,440	Bio-Rad Laboratories Inc., Class A Shares*	1,749,550
13,098	Bio-Techne Corp.	3,346,015
5,674	Bruker Corp.	238,421
503	Champions Oncology Inc.*	4,165
23,706	Charles River Laboratories International Inc.*	5,190,429

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Life Sciences Tools & Services — 3.6% — (continued)
2,386	ChromaDex Corp.*	$11,811
2,824	Codexis Inc.*	38,971
139,283	Fluidigm Corp.*	1,093,372
2,006	Harvard Bioscience Inc.*	6,720
11,050	ICON PLC, ADR*	2,059,831
7,934	Illumina Inc.*	2,834,184
30,734	Luminex Corp.	820,290
1,510	Medpace Holdings Inc.*	195,983
14,069	NanoString Technologies Inc.*	569,513
5,663	NeoGenomics Inc.*	220,574
7,737	Pacific Biosciences of California Inc.*	51,064
6,129	PerkinElmer Inc.	721,506
1,193	Personalis Inc.*	27,224
3,434	PPD Inc.*	117,924
3,476	PRA Health Sciences Inc.*	371,619
12,376	QIAGEN NV*	630,681
1,032	Quanterix Corp.*	36,739
6,163	Repligen Corp.*	954,710
3,442	Syneos Health Inc., Class A Shares*	217,190

	Total Life Sciences Tools & Services	22,571,087

Pharmaceuticals — 1.8%
3,301	AcelRx Pharmaceuticals Inc.*(a)	4,126
5,051	Achillion Pharmaceuticals Inc.*(d)	2,323
1,968	Aerie Pharmaceuticals Inc.*	21,648
3,643	Agile Therapeutics Inc.*(a)	11,658
1,286	AMAG Pharmaceuticals Inc.*	13,323
115,372	Amneal Pharmaceuticals Inc.*	474,179
2,020	Amphastar Pharmaceuticals Inc.*	41,168
502	ANI Pharmaceuticals Inc.*	15,743
1,030	Aquestive Therapeutics Inc.*	8,096
1,594	Arvinas Inc.*	41,364
421	Avenue Therapeutics Inc.*	4,686
1,517	Axsome Therapeutics Inc.*	111,211
4,869	BioDelivery Sciences International Inc.*	19,038
2,402	Cara Therapeutics Inc.*	37,231
1,719	Cassava Sciences Inc.*(a)	5,398
27,230	Catalent Inc.*	2,518,775
902	Cerecor Inc.*	2,219
1,966	Chiasma Inc.*	10,793
1,924	Collegium Pharmaceutical Inc.*	36,671
5,256	Corcept Therapeutics Inc.*	66,751
1,684	CorMedix Inc.*(a)	7,864
3,979	Cymabay Therapeutics Inc.*	25,744
10,719	Durect Corp.*	18,597
785	Eloxx Pharmaceuticals Inc.*	2,422
12,932	Endo International PLC*	38,925
814	Eton Pharmaceuticals Inc.*	6,382
2,986	Evofem Biosciences Inc.*(a)	9,913
1,199	Evolus Inc.*(a)	4,628
647	Fulcrum Therapeutics Inc.*	4,704
1,226	Harrow Health Inc.*	8,447
10,741	Horizon Therapeutics PLC*	806,864
275	IMARA Inc.*	6,391
3,400	Innoviva Inc.*	39,814

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 18.0% — (continued)

Pharmaceuticals — 1.8% — (continued)
26,270	Intersect ENT Inc.*	$527,502
3,010	Intra-Cellular Therapies Inc.*	54,842
2,973	Jazz Pharmaceuticals PLC*	399,541
2,157	Kala Pharmaceuticals Inc.*	19,197
331	Kaleido Biosciences Inc.*(a)	2,082
1,738	Lannett Co., Inc.*	9,142
1,088	Liquidia Technologies Inc.*	5,571
394	Lyra Therapeutics Inc.*	5,150
5,218	Mallinckrodt PLC*(a)	8,244
5,074	Marinus Pharmaceuticals Inc.*	9,844
5,786	Menlo Therapeutics Inc.*	8,853
11,659	MyoKardia Inc.*	1,275,961
9,523	Nektar Therapeutics, Class A Shares*	184,175
1,357	NGM Biopharmaceuticals Inc.*	25,308
3,044	Ocular Therapeutix Inc.*	26,483
718	Odonate Therapeutics Inc.*	11,596
2,859	Omeros Corp.*	34,165
1,693	Optinose Inc.*	7,703
430	Osmotica Pharmaceuticals PLC*	2,554
34,930	Pacira BioSciences Inc.*	2,183,824
2,176	Paratek Pharmaceuticals Inc.*	10,010
7,515	Perrigo Co. PLC	393,034
567	Phathom Pharmaceuticals Inc.*	20,843
1,086	Phibro Animal Health Corp., Class A Shares	23,305
20,379	Prestige Consumer Healthcare Inc.*	742,407
3,674	Progenics Pharmaceuticals Inc.*(d)	–
2,318	Provention Bio Inc.*	30,227
1,305	Reata Pharmaceuticals Inc., Class A Shares*	136,960
719	Recro Pharma Inc.*	1,977
769	Relmada Therapeutics Inc.*	27,438
3,105	Revance Therapeutics Inc.*	90,759
501	Satsuma Pharmaceuticals Inc.*	11,538
3,238	SIGA Technologies Inc.*	22,504
1,532	Strongbridge Biopharma PLC*	5,883
25,289	Supernus Pharmaceuticals Inc.*	556,105
12,916	TherapeuticsMD Inc.*(a)	18,857
2,545	Theravance Biopharma Inc.*	46,650
1,534	Tricida Inc.*	16,214
710	Verrica Pharmaceuticals Inc.*	6,525
1,131	WaVe Life Sciences Ltd.*	14,171
2,015	Xeris Pharmaceuticals Inc.*(a)	9,481
3,034	Zogenix Inc.*	71,815

	Total Pharmaceuticals	11,485,536

	TOTAL HEALTH CARE	111,938,478

INDUSTRIALS — 15.4%

Aerospace & Defense — 1.5%
1,817	AAR Corp.	36,667
4,018	Aerojet Rocketdyne Holdings Inc.*	166,225
1,185	Aerovironment Inc.*	90,522
1,401	Astronics Corp.*	12,665
3,411	Axon Enterprise Inc.*	292,254
5,237	BWX Technologies Inc.(a)	291,230
1,728	Cubic Corp.	81,354

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.4% — (continued)

Aerospace & Defense — 1.5% — (continued)
2,285	Curtiss-Wright Corp.	$233,801
645	Ducommun Inc.*	24,104
25,347	HEICO Corp., Class A Shares	2,265,515
4,600	Hexcel Corp.	181,194
21,727	Howmet Aerospace Inc.	380,657
2,179	Huntington Ingalls Industries Inc.	330,162
1,518	Kaman Corp.	70,208
5,787	Kratos Defense & Security Solutions Inc.*	113,136
3,337	Maxar Technologies Inc.	77,252
11,603	Mercury Systems Inc.*	878,811
1,631	Moog Inc., Class A Shares	98,333
284	National Presto Industries Inc.	25,540
3,240	PAE Inc.*	28,625
809	Park Aerospace Corp.	8,972
1,239	Parsons Corp.*	41,209
21,192	Spirit AeroSystems Holdings Inc., Class A Shares	435,708
2,000	Teledyne Technologies Inc.*	627,220
12,543	Textron Inc.	494,570
4,239	TransDigm Group Inc.	2,118,101
1,771	Triumph Group Inc.	12,804
596	Vectrus Inc.*	25,872
3,310	Virgin Galactic Holdings Inc.*	59,249

	Total Aerospace & Defense	9,501,960

Air Freight & Logistics — 0.1%
3,210	Air Transport Services Group Inc.*(a)	81,598
1,403	Atlas Air Worldwide Holdings Inc.*	79,115
1,550	Echo Global Logistics Inc.*	42,346
1,539	Forward Air Corp.	90,786
1,794	Hub Group Inc., Class A Shares*	96,589
1,467	Radiant Logistics Inc.*	7,746
5,003	XPO Logistics Inc.*	441,615

	Total Air Freight & Logistics	839,795

Airlines — 0.2%
6,620	Alaska Air Group Inc.	257,849
719	Allegiant Travel Co., Class A Shares	92,463
27,200	American Airlines Group Inc.(a)	354,960
1,694	Copa Holdings SA, Class A Shares	90,206
2,424	Hawaiian Holdings Inc.	32,579
14,993	JetBlue Airways Corp.*	172,719
2,167	Mesa Air Group Inc.*	7,931
2,714	SkyWest Inc.	91,326
4,749	Spirit Airlines Inc.*	84,912

	Total Airlines	1,184,945

Building Products — 1.5%
2,236	AAON Inc.	127,295
32,138	Advanced Drainage Systems Inc.	1,783,016
5,074	Allegion PLC	524,601
670	Alpha Pro Tech Ltd.*(a)	9,400
954	American Woodmark Corp.*	83,475
7,300	AO Smith Corp.	357,481
1,375	Apogee Enterprises Inc.	28,779
2,597	Armstrong World Industries Inc.	191,503

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.4% — (continued)

Building Products — 1.5% — (continued)
6,353	Builders FirstSource Inc.*	$194,529
990	Caesarstone Ltd.	10,925
2,831	Cornerstone Building Brands Inc.*	22,535
767	CSW Industrials Inc.	55,416
7,582	Fortune Brands Home & Security Inc.	637,494
1,786	Gibraltar Industries Inc.*	111,527
2,104	Griffon Corp.	45,720
1,106	Insteel Industries Inc.	20,395
3,592	JELD-WEN Holding Inc.*	75,612
1,904	Lennox International Inc.	533,748
1,335	Masonite International Corp.*	121,872
5,900	Owens Corning	399,076
1,228	Patrick Industries Inc.	69,026
3,222	PGT Innovations Inc.*	58,415
1,948	Quanex Building Products Corp.	32,746
92,889	Resideo Technologies Inc.*	1,240,997
2,386	Simpson Manufacturing Co., Inc.	234,639
13,693	Trex Co., Inc.*	2,046,966
3,278	UFP Industries Inc.	194,549

	Total Building Products	9,211,737

Commercial Services & Supplies — 2.3%
3,691	ABM Industries Inc.	140,775
5,085	ACCO Brands Corp.	32,951
6,020	ADT Inc.	64,113
4,030	Advanced Disposal Services Inc.*	121,424
2,654	Brady Corp., Class A Shares	124,446
1,736	BrightView Holdings Inc.*	21,318
2,743	Brink’s Co. (The)	132,651
2,529	Casella Waste Systems Inc., Class A Shares*	142,003
1,390	CECO Environmental Corp.*	11,780
988	Cimpress PLC*	91,588
12,847	Clean Harbors Inc.*	784,952
54,515	Covanta Holding Corp.(a)	514,622
2,361	Deluxe Corp.	67,052
1,438	Ennis Inc.	26,359
114,382	Harsco Corp.*	1,618,505
4,081	Healthcare Services Group Inc.	84,885
898	Heritage-Crystal Clean Inc.*	13,183
3,238	Herman Miller Inc.	77,162
2,367	HNI Corp.	75,389
7,399	IAA Inc.*	387,116
3,021	Interface Inc., Class A Shares	22,839
6,994	KAR Auction Services Inc.	121,276
1,975	Kimball International Inc., Class B Shares	22,140
2,592	Knoll Inc.	33,359
26,692	Matthews International Corp., Class A Shares	584,555
1,309	McGrath RentCorp.	86,865
8,011	MSA Safety Inc.	1,008,985
157	NL Industries Inc.	549
787	PICO Holdings Inc.*	6,996
8,688	Pitney Bowes Inc.	47,697
1,140	Quad/Graphics Inc.	3,979
1,194	SP Plus Corp.*	24,489
4,745	Steelcase Inc., Class A Shares	49,585

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.4% — (continued)

Commercial Services & Supplies — 2.3% — (continued)
31,730	Stericycle Inc.*	$2,034,210
56,471	Team Inc.*	359,720
2,950	Tetra Tech Inc.	272,315
6,976	UniFirst Corp.	1,343,717
1,684	US Ecology Inc.	62,527
1,116	Viad Corp.	23,916
531	VSE Corp.	15,415
32,914	Waste Connections Inc.	3,292,387

	Total Commercial Services & Supplies	13,949,795

Construction & Engineering — 0.8%
8,412	AECOM*	332,358
1,740	Aegion Corp., Class A Shares*	28,162
1,383	Ameresco Inc., Class A Shares*	47,216
7,691	API Group Corp.*(e)	108,751
2,665	Arcosa Inc.	123,363
793	Argan Inc.	33,568
1,966	Comfort Systems USA Inc.	99,617
1,823	Concrete Pumping Holdings Inc.*	6,617
1,021	Construction Partners Inc., Class A Shares*	19,082
21,632	Dycom Industries Inc.*(a)	1,330,584
2,940	EMCOR Group Inc.	220,529
7,339	Fluor Corp.	69,867
2,500	Granite Construction Inc.	46,475
3,701	Great Lakes Dredge & Dock Corp.*	34,678
2,389	HC2 Holdings Inc.*(a)	5,973
505	IES Holdings Inc.*	14,559
6,897	Jacobs Engineering Group Inc.	622,592
3,171	MasTec Inc.*	146,532
928	MYR Group Inc.*	36,016
554	Northwest Pipe Co.*	15,695
540	NV5 Global Inc.*	27,956
2,627	Primoris Services Corp.	50,071
7,538	Quanta Services Inc.	386,322
1,526	Sterling Construction Co., Inc.*	21,578
2,164	Tutor Perini Corp.*	27,158
4,840	Valmont Industries Inc.	614,922
32,974	WillScot Mobile Mini Holdings Corp., Class A Shares*	590,235

	Total Construction & Engineering	5,060,476

Electrical Equipment — 0.8%
7,596	ABB Ltd., ADR(a)	193,698
2,162	Acuity Brands Inc.	236,285
386	Allied Motion Technologies Inc.	16,440
1,471	American Superconductor Corp.*	18,476
2,596	Atkore International Group Inc.*	69,391
15,255	AZZ Inc.	529,806
41,396	Babcock & Wilcox Enterprises Inc.*	99,764
42,927	Bloom Energy Corp., Class A Shares*	672,237
1,144	Encore Wire Corp.	59,042
2,319	EnerSys	166,922
11,608	FuelCell Energy Inc.*(a)	32,967
3,362	Generac Holdings Inc.*	638,713
3,767	GrafTech International Ltd.	25,088
2,962	Hubbell Inc., Class B Shares	429,253

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.4% — (continued)

Electrical Equipment — 0.8% — (continued)
1,362	LSI Industries Inc.	$9,343
8,493	nVent Electric PLC	162,386
1,358	Orion Energy Systems Inc.*	8,664
17,736	Plug Power Inc.*(a)	230,213
528	Powell Industries Inc.	14,251
194	Preformed Line Products Co.	10,555
2,223	Regal Beloit Corp.	219,766
7,697	Schneider Electric SE, ADR	190,347
8,505	Sensata Technologies Holding PLC*	354,148
6,367	Sunrun Inc.*	360,086
1,647	Thermon Group Holdings Inc.*	21,674
1,653	TPI Composites Inc.*	50,764
623	Ultralife Corp.*	3,937
10,968	Vertiv Holdings Co., Class A Shares*	178,011
995	Vicor Corp.*	86,595
2,700	Vivint Solar Inc.*	83,376

	Total Electrical Equipment	5,172,198

Industrial Conglomerates — 0.6%
7,411	Carlisle Cos., Inc.	970,470
2,006	Raven Industries Inc.	49,849
6,045	Roper Technologies Inc.	2,582,364

	Total Industrial Conglomerates	3,602,683

Machinery — 3.6%
3,365	AGCO Corp.	239,251
539	Alamo Group Inc.	59,775
17,412	Albany International Corp., Class A Shares	903,683
6,197	Allison Transmission Holdings Inc.	222,286
35,051	Altra Industrial Motion Corp.	1,368,742
1,278	Astec Industries Inc.	67,376
12,195	Barnes Group Inc.	482,922
916	Blue Bird Corp.*	10,424
1,979	Chart Industries Inc.*	130,060
1,156	CIRCOR International Inc.*	34,275
5,443	Colfax Corp.*	181,143
1,274	Columbus McKinnon Corp.	46,342
2,664	Crane Co.	150,623
6,957	Donaldson Co., Inc.	350,355
1,267	Douglas Dynamics Inc.	48,640
203	Eastern Co. (The)	4,446
2,160	Energy Recovery Inc.*	18,382
31,452	Enerpac Tool Group Corp., Class A Shares	654,202
1,081	EnPro Industries Inc.	63,260
1,414	ESCO Technologies Inc.	127,147
4,690	Evoqua Water Technologies Corp.*	95,957
584	ExOne Co. (The)*(a)	7,136
3,262	Federal Signal Corp.	104,775
23,673	Flowserve Corp.	702,615
2,515	Franklin Electric Co., Inc.	149,290
2,633	Gates Industrial Corp. PLC*	29,727
303	Gencor Industries Inc.*	3,821
1,012	Gorman-Rupp Co. (The)	32,333
12,625	Graco Inc.	732,503
303	Graham Corp.	3,978

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.4% — (continued)

Machinery — 3.6% — (continued)
1,726	Greenbrier Cos., Inc. (The)	$46,930
1,619	Helios Technologies Inc.	66,557
4,047	Hillenbrand Inc.	128,330
389	Hurco Cos., Inc.	11,001
532	Hyster-Yale Materials Handling Inc.	21,461
5,663	IDEX Corp.	1,020,642
21,666	ITT Inc.	1,360,841
1,717	John Bean Technologies Corp.	176,010
621	Kadant Inc.	72,309
4,551	Kennametal Inc.	132,070
712	LB Foster Co., Class A Shares*	10,644
16,119	Lincoln Electric Holdings Inc.	1,558,868
10,315	Lindsay Corp.(a)	1,030,778
1,527	Luxfer Holdings PLC	21,714
33,465	Lydall Inc.*	628,473
1,860	Manitowoc Co., Inc. (The)*	17,521
267	Mayville Engineering Co., Inc.*	2,283
3,802	Meritor Inc.*	86,534
3,035	Middleby Corp. (The)*	297,127
588	Miller Industries Inc.	18,446
3,033	Mueller Industries Inc.	90,080
106,573	Mueller Water Products Inc., Class A Shares	1,150,988
2,734	Navistar International Corp.*	87,433
2,653	NN Inc.	12,071
3,164	Nordson Corp.	590,054
172	Omega Flex Inc.	22,659
3,735	Oshkosh Corp.	287,632
384	Park-Ohio Holdings Corp.	6,075
9,085	Pentair PLC	410,097
1,460	Proto Labs Inc.*	214,620
1,349	RBC Bearings Inc.*	178,122
1,837	REV Group Inc.	14,237
5,816	Rexnord Corp.	168,431
1,887	Shyft Group Inc.(The)	37,683
2,958	Snap-on Inc.	438,583
2,354	SPX Corp.*	98,468
2,289	SPX FLOW Inc.*	99,526
679	Standex International Corp.	39,273
998	Tennant Co.	66,337
3,722	Terex Corp.	72,840
36,383	Timken Co. (The)	1,971,595
5,861	Toro Co. (The)	441,216
2,394	TriMas Corp.*	60,520
5,116	Trinity Industries Inc.	104,725
9,100	Twin Disc Inc.*	55,055
2,961	Wabash National Corp.	36,154
1,481	Watts Water Technologies Inc., Class A Shares	141,806
53,210	Welbilt Inc.*	392,690
3,507	Westinghouse Air Brake Technologies Corp.	233,391
11,746	Woodward Inc.	1,006,515
2,396	Xylem Inc.	192,111

	Total Machinery	22,454,995

Marine — 0.1%
3,224	Costamare Inc.	16,281

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.4% — (continued)

Marine — 0.1% — (continued)
1,848	Eagle Bulk Shipping Inc.*(a)	$4,879
761	Genco Shipping & Trading Ltd.	5,411
3,298	Kirby Corp.*	139,967
2,340	Matson Inc.	93,764
2,124	Safe Bulkers Inc.*	2,357
196	Scorpio Bulkers Inc.	2,738

	Total Marine	265,397

Professional Services — 1.9%
721	Acacia Research Corp.*	2,736
537	Akerna Corp.*(a)	3,249
22,068	ASGN Inc.*	1,583,820
440	Barrett Business Services Inc.	25,331
477	BG Staffing Inc.	4,474
2,798	CBIZ Inc.*	68,047
4,361	CoreLogic Inc.	289,571
2,406	CoStar Group Inc.*	2,041,732
457	CRA International Inc.	19,427
2,814	Exponent Inc.	226,400
615	Forrester Research Inc.*	21,808
684	Franklin Covey Co.*	13,502
14,347	FTI Consulting Inc.*	1,646,462
467	GP Strategies Corp.*	4,511
1,013	Heidrick & Struggles International Inc.	21,911
13,750	Huron Consulting Group Inc.*	596,475
998	ICF International Inc.	68,173
1,990	Insperity Inc.	134,066
1,817	Kelly Services Inc., Class A Shares	34,505
1,114	Kforce Inc.	38,255
3,056	Korn Ferry	93,208
3,191	ManpowerGroup Inc.	233,932
233	Mastech Digital Inc.*	4,311
729	Mistras Group Inc.*	3,470
19,596	Nielsen Holdings PLC	299,427
345	Red Violet Inc.*(a)	7,173
1,834	Resources Connection Inc.	22,540
6,159	Robert Half International Inc.	327,659
2,256	TriNet Group Inc.*	153,047
2,052	TrueBlue Inc.*	34,720
5,066	Upwork Inc.*	77,155
19,714	Verisk Analytics Inc., Class A Shares	3,680,012
586	Willdan Group Inc.*	16,514

	Total Professional Services	11,797,623

Road & Rail — 1.0%
489	AMERCO	173,541
1,487	ArcBest Corp.	50,290
28,772	Avis Budget Group Inc.*	981,413
792	Covenant Transportation Group Inc., Class A Shares*	14,517
2,863	Daseke Inc.*	17,608
2,499	Heartland Express Inc.	51,692
5,340	Hertz Global Holdings Inc.*(a)	7,796
22,714	Knight-Swift Transportation Holdings Inc., Class A Shares	1,032,579
2,079	Landstar System Inc.	276,694
3,333	Marten Transport Ltd.	60,527

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 15.4% — (continued)

Road & Rail — 1.0% — (continued)
5,626	Old Dominion Freight Line Inc.	$1,137,465
82	PAM Transportation Services Inc.*	2,993
9,679	Ryder System Inc.	395,871
10,631	Saia Inc.*	1,426,680
3,237	Schneider National Inc., Class B Shares	87,593
346	Universal Logistics Holdings Inc.	7,439
859	US Xpress Enterprises Inc., Class A Shares*	8,221
7,421	Werner Enterprises Inc.	341,440

	Total Road & Rail	6,074,359

Trading Companies & Distributors — 1.0%
37,572	AerCap Holdings NV*	1,111,004
5,874	Air Lease Corp., Class A Shares	182,564
924	Alta Equipment Group Inc.*	7,715
2,163	Applied Industrial Technologies Inc.	130,234
2,986	Beacon Roofing Supply Inc.*	101,196
3,685	BMC Stock Holdings Inc.*	147,105
945	CAI International Inc.*	20,610
941	DXP Enterprises Inc.*	18,105
360	EVI Industries Inc.*(a)	8,842
42,450	Fastenal Co.	2,074,107
1,155	Foundation Building Materials Inc.*	18,746
1,880	GATX Corp.	125,734
295	General Finance Corp.*	1,912
2,325	GMS Inc.*	61,589
1,849	H&E Equipment Services Inc.	37,461
8,863	HD Supply Holdings Inc.*	351,507
1,368	Herc Holdings Inc.*	56,020
282	Lawson Products Inc.*	10,124
4,213	MRC Global Inc.*	23,972
2,458	MSC Industrial Direct Co., Inc., Class A Shares	161,982
1,125	Nesco Holdings Inc.*	4,500
6,291	NOW Inc.*	45,736
1,540	Rush Enterprises Inc., Class A Shares	74,413
192	Rush Enterprises Inc., Class B Shares	8,024
2,289	SiteOne Landscape Supply Inc.*	286,239
687	Systemax Inc.	15,244
2,972	Textainer Group Holdings Ltd.*	34,891
1,195	Titan Machinery Inc.*	16,132
269	Transcat Inc.*	7,911
2,757	Triton International Ltd.	99,417
9,194	Univar Solutions Inc.*	167,239
727	Veritiv Corp.*	12,635
1,787	Watsco Inc.	437,797
2,714	WESCO International Inc.*	127,151
120	Willis Lease Finance Corp.*	2,566

	Total Trading Companies & Distributors	5,990,424

Transportation Infrastructure — 0.0%
4,041	Macquarie Infrastructure Corp.	113,229

	TOTAL INDUSTRIALS	95,219,616

INFORMATION TECHNOLOGY — 20.1%

Communications Equipment — 1.5%
2,131	Acacia Communications Inc.*	143,800

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 20.1% — (continued)

Communications Equipment — 1.5% — (continued)
10,997	ADTRAN Inc.	$121,957
1,155	Applied Optoelectronics Inc.*	13,433
58,723	CalAmp Corp.*(a)	479,767
2,612	Calix Inc.*	50,803
1,434	Casa Systems Inc.*	6,525
59,927	Ciena Corp.*	3,402,056
751	Clearfield Inc.*	13,218
10,625	CommScope Holding Co., Inc.*	109,437
1,333	Comtech Telecommunications Corp.	22,128
734	DASAN Zhone Solutions Inc.*	7,648
1,623	Digi International Inc.*	22,105
2,678	EchoStar Corp., Class A Shares*	78,680
6,126	Extreme Networks Inc.*	26,771
1,820	Genasys Inc.*	9,100
5,568	Harmonic Inc.*	32,851
181,175	Infinera Corp.*	1,320,766
3,144	Inseego Corp.*(a)	36,093
1,699	InterDigital Inc.	103,894
659	KVH Industries Inc.*	5,924
4,124	Lumentum Holdings Inc.*	354,664
1,644	NETGEAR Inc.*	54,827
3,872	NetScout Systems Inc.*	89,598
936	PCTEL Inc.*	5,934
1,880	Plantronics Inc.	23,237
11,600	Radware Ltd.*	300,672
2,628	Resonant Inc.*(a)	7,017
100,345	Ribbon Communications Inc.*	429,477
3,203	ViaSat Inc.*	127,351
155,094	Viavi Solutions Inc.*	2,068,178

	Total Communications Equipment	9,467,911

Electronic Equipment, Instruments & Components — 2.7%
1,846	Akoustis Technologies Inc.*(a)	14,639
29,174	Amphenol Corp., Class A Shares	3,203,305
4,445	Arlo Technologies Inc.*	25,470
4,279	Arrow Electronics Inc.*	336,158
5,410	Avnet Inc.	148,829
1,582	Badger Meter Inc.	97,594
335	Bel Fuse Inc., Class B Shares	4,027
25,073	Belden Inc.	844,459
1,879	Benchmark Electronics Inc.	36,847
9,064	Cognex Corp.	627,138
1,329	Coherent Inc.*	149,725
1,669	CTS Corp.	34,882
1,375	Daktronics Inc.	6,077
3,508	Dolby Laboratories Inc., Class A Shares	245,034
751	ePlus Inc.*	57,617
2,015	Fabrinet*	140,607
919	FARO Technologies Inc.*	51,923
13,069	Fitbit Inc., Class A Shares*	83,119
34,126	FLIR Systems Inc.	1,259,249
12,737	II-VI Inc.*	566,796
1,930	Insight Enterprises Inc.*	115,424
857	Intellicheck Inc.*	5,399
4,897	IPG Photonics Corp.*	791,992

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 20.1% — (continued)

Electronic Equipment, Instruments & Components — 2.7% — (continued)
2,709	Iteris Inc.*	$12,380
43,321	Itron Inc.*(a)	2,580,632
8,117	Jabil Inc.	277,196
1,399	Kimball Electronics Inc.*	18,866
56,540	Knowles Corp.*	851,492
1,289	Littelfuse Inc.	233,103
1,557	Luna Innovations Inc.*	9,965
2,017	Methode Electronics Inc.	57,101
1,095	MTS Systems Corp.	26,718
702	Napco Security Technologies Inc.*	17,487
7,091	National Instruments Corp.	254,496
1,987	nLight Inc.*	46,416
1,874	Novanta Inc.*	200,837
10,524	OSI Systems Inc.*	828,765
881	PAR Technology Corp.*	32,897
650	PC Connection Inc.	28,788
1,588	Plexus Corp.*	120,799
1,439	Powerfleet Inc.*	8,087
1,448	Research Frontiers Inc.*	3,359
8,462	Rogers Corp.*	958,829
3,678	Sanmina Corp.*	104,087
1,388	ScanSource Inc.*	34,270
2,287	SYNNEX Corp.	290,792
13,740	Trimble Inc.*	720,113
5,442	TTM Technologies Inc.*	62,365
7,212	Vishay Intertechnology Inc.	115,320
672	Vishay Precision Group Inc.*	16,740
695	Wrap Technologies Inc.*(a)	6,047

	Total Electronic Equipment, Instruments & Components	16,764,257

IT Services — 3.4%
2,581	Alliance Data Systems Corp.	116,429
7,297	Amdocs Ltd.	446,795
37,861	Black Knight Inc.*	3,184,110
7,583	Booz Allen Hamilton Holding Corp., Class A Shares	667,759
2,182	Brightcove Inc.*	24,264
1,370	CACI International Inc., Class A Shares*	320,840
2,055	Cardtronics PLC, Class A Shares*	44,614
772	Cass Information Systems Inc.	30,231
201,431	Conduent Inc.*	680,837
1,784	CSG Systems International Inc.	75,945
13,913	DXC Technology Co.	277,982
3,822	Endurance International Group Holdings Inc.*	24,881
11,255	Euronet Worldwide Inc.*	1,163,542
3,315	EVERTEC Inc.	116,091
2,237	Evo Payments Inc., Class A Shares*	64,269
1,840	ExlService Holdings Inc.*	117,190
4,015	Fastly Inc., Class A Shares*	372,753
5,400	Gartner Inc.*	701,028
10,333	Genpact Ltd.	435,846
3,413	GreenSky Inc., Class A Shares*	14,846
1,136	Grid Dynamics Holdings Inc.*	8,429
1,968	GTT Communications Inc.*(a)	9,801
1,321	Hackett Group Inc. (The)	16,658
841	I3 Verticals Inc., Class A Shares*	23,455

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 20.1% — (continued)

IT Services — 3.4% — (continued)
1,089	Information Services Group Inc.*	$2,238
790	International Money Express Inc.*	13,367
62,318	KBR Inc.	1,557,327
5,944	Limelight Networks Inc.*	33,702
3,590	LiveRamp Holdings Inc.*	200,466
1,484	ManTech International Corp., Class A Shares	111,077
3,332	MAXIMUS Inc.	258,397
3,433	MoneyGram International Inc.*	10,024
2,303	MongoDB Inc., Class A Shares*	538,441
3,600	NIC Inc.	76,968
4,324	Okta Inc., Class A Shares*	931,260
1,815	Paysign Inc.*	11,689
1,788	Perficient Inc.*	76,723
7,617	Perspecta Inc.	158,205
780	PFSweb Inc.*	6,591
482	Priority Technology Holdings Inc.*	940
37,106	Repay Holdings Corp., Class A Shares*	938,782
15,256	Sabre Corp.	106,639
15,304	Science Applications International Corp.	1,277,272
4,566	ServiceSource International Inc.*	6,872
675	StarTek Inc.*	3,375
9,850	StoneCo Ltd., Class A Shares*	502,350
4,854	Switch Inc., Class A Shares	83,489
2,136	Sykes Enterprises Inc.*	70,712
1,000	TTEC Holdings Inc.	56,690
530	Tucows Inc., Class A Shares*	33,507
3,096	Twilio Inc., Class A Shares*	835,177
95,673	Unisys Corp.*	1,115,547
7,329	Verra Mobility Corp., Class A Shares*	77,431
1,640	Virtusa Corp.*	64,846
9,786	WEX Inc.*	1,562,922
16,260	WNS Holdings Ltd., ADR*	1,078,851

	Total IT Services	20,740,472

Semiconductors & Semiconductor Equipment — 3.3%
36,742	Advanced Energy Industries Inc.*	2,723,317
1,273	Alpha & Omega Semiconductor Ltd.*	17,249
1,825	Ambarella Inc.*	96,178
5,505	Amkor Technology Inc.*	67,133
785	Atomera Inc.*(a)	9,977
1,736	Axcelis Technologies Inc.*	41,022
2,299	AXT Inc.*	12,966
31,198	Brooks Automation Inc.	1,610,753
1,589	Cabot Microelectronics Corp.	241,989
15,884	CEVA Inc.*	671,099
3,211	Cirrus Logic Inc.*	194,554
2,377	Cohu Inc.	40,884
5,958	Cree Inc.*	375,950
392	CyberOptics Corp.*	12,564
2,325	Diodes Inc.*	113,599
1,175	DSP Group Inc.*	16,850
5,815	Enphase Energy Inc.*	449,092
19,887	Entegris Inc.	1,330,241
4,578	First Solar Inc.*	350,629
4,204	FormFactor Inc.*	109,851

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 20.1% — (continued)

Semiconductors & Semiconductor Equipment — 3.3% — (continued)
606	GSI Technology Inc.*	$3,854
1,285	Ichor Holdings Ltd.*	32,331
12,233	Impinj Inc.*	299,097
2,634	Inphi Corp.*	300,223
7,366	Lattice Semiconductor Corp.*	210,668
82,617	MACOM Technology Solutions Holdings Inc.*(a)	2,943,644
562	Maxeon Solar Technologies Ltd.*	11,678
3,584	MaxLinear Inc., Class A Shares*	87,270
3,009	MKS Instruments Inc.	359,666
2,395	Monolithic Power Systems Inc.	639,776
2,843	NeoPhotonics Corp.*	18,934
288	NVE Corp.	15,388
42,573	ON Semiconductor Corp.*	909,785
2,586	Onto Innovation Inc.*	80,787
1,549	PDF Solutions Inc.*	32,064
2,296	Photronics Inc.*	23,029
1,973	Pixelworks Inc.*	4,498
3,226	Power Integrations Inc.	180,559
90,265	Rambus Inc.*	1,212,259
3,564	Semtech Corp.*	209,029
2,366	Silicon Laboratories Inc.*	242,302
18,760	Silicon Motion Technology Corp., ADR	711,192
12,292	SiTime Corp.*	809,797
785	SMART Global Holdings Inc.*	19,782
2,690	SolarEdge Technologies Inc.*	594,894
4,498	SunPower Corp., Class A Shares*(a)	50,333
1,886	Synaptics Inc.*	160,932
9,121	Teradyne Inc.	775,011
2,214	Ultra Clean Holdings Inc.*	54,287
2,361	Universal Display Corp.	414,356
65,254	Veeco Instruments Inc.*	775,870

	Total Semiconductors & Semiconductor Equipment	20,669,192

Software — 8.6%
28,344	2U Inc.*	1,173,158
5,545	8x8 Inc.*	93,600
3,336	A10 Networks Inc.*	28,523
63,689	ACI Worldwide Inc.*	1,871,183
949	Agilysys Inc.*	24,076
2,482	Alarm.com Holdings Inc.*	148,597
2,300	Altair Engineering Inc., Class A Shares*	96,646
2,902	Alteryx Inc., Class A Shares*	350,649
1,562	American Software Inc., Class A Shares	22,118
7,174	Anaplan Inc.*	439,407
10,340	ANSYS Inc.*	3,505,363
876	Appfolio Inc., Class A Shares*	147,194
1,801	Appian Corp., Class A Shares*(a)	110,293
11,763	Aspen Technology Inc.*	1,494,254
538	Asure Software Inc.*	3,621
4,236	Atlassian Corp. PLC, Class A Shares*	812,295
4,449	Avalara Inc.*	589,092
4,942	Avaya Holdings Corp.*	76,700
1,594	Benefitfocus Inc.*	16,482
885	Bill.com Holdings Inc.*	87,597
2,705	Blackbaud Inc.	172,714

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 20.1% — (continued)

Software — 8.6% — (continued)
26,906	Blackline Inc.*	$2,350,777
58,668	Bottomline Technologies de Inc.*	2,794,357
41,674	Box Inc., Class A Shares*	818,061
6,701	CDK Global Inc.	312,401
2,076	Cerence Inc.*	110,443
5,847	Ceridian HCM Holding Inc.*	464,953
1,588	ChannelAdvisor Corp.*	26,710
157,553	Cloudera Inc.*	2,081,275
6,005	Cloudflare Inc., Class A Shares*	229,751
2,280	CommVault Systems Inc.*	98,564
3,313	Cornerstone OnDemand Inc.*	116,850
1,363	Coupa Software Inc.*	446,710
704	Digimarc Corp.*	11,250
4,744	Digital Turbine Inc.*	114,757
1,398	Domo Inc., Class B Shares*	56,927
9,586	Dynatrace Inc.*	423,989
1,396	Ebix Inc.	32,206
1,309	eGain Corp.*	17,514
3,014	Elastic NV*	327,260
28,259	Envestnet Inc.*	2,345,214
1,887	Everbridge Inc.*	280,427
1,543	Fair Isaac Corp.*	649,279
110,527	FireEye Inc.*	1,622,536
3,400	Five9 Inc.*	433,296
1,992	Globant SA*	353,739
2,223	GTY Technology Holdings Inc.*	7,258
4,573	Guidewire Software Inc.*	513,594
2,281	HubSpot Inc.*	683,570
416	Intelligent Systems Corp.*	15,637
2,537	j2 Global Inc.*	177,565
3,336	LivePerson Inc.*	199,026
2,668	LogMeIn Inc.(d)	229,555
231	Majesco*	3,694
3,485	Manhattan Associates Inc.*	338,916
4,503	Medallia Inc.*	162,964
417	MicroStrategy Inc., Class A Shares*	60,231
27,470	Mimecast Ltd.*	1,352,623
1,166	Mitek Systems Inc.*	14,797
66,019	MobileIron Inc.*	431,104
1,866	Model N Inc.*	73,371
6,073	New Relic Inc.*	373,064
164,783	Nuance Communications Inc.*	4,936,899
9,808	Nutanix Inc., Class A Shares*	281,588
34,578	OneSpan Inc.*	745,156
3,772	PagerDuty Inc.*	123,231
929	Park City Group Inc.*	4,608
5,757	Paylocity Holding Corp.*	847,718
2,172	Pegasystems Inc.	279,037
897	Ping Identity Holding Corp.*	30,920
5,158	Pluralsight Inc., Class A Shares*	98,724
2,500	Progress Software Corp.	94,725
12,129	Proofpoint Inc.*	1,330,187
50,940	PROS Holdings Inc.*	1,986,660
5,747	PTC Inc.*	525,333
2,709	Q2 Holdings Inc.*	263,559

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 20.1% — (continued)

Software — 8.6% — (continued)
672	QAD Inc., Class A Shares	$30,563
12,850	Qualys Inc.*	1,363,899
2,756	Rapid7 Inc.*	177,955
4,832	RealPage Inc.*	302,580
1,073	Rimini Street Inc.*	4,700
1,256	Rosetta Stone Inc.*	38,157
4,829	SailPoint Technologies Holding Inc.*	189,442
1,405	Sapiens International Corp. NV	47,124
1,260	Seachange International Inc.*	1,688
333	SecureWorks Corp., Class A Shares*	4,306
360	ShotSpotter Inc.*	10,786
6,076	Smartsheet Inc., Class A Shares*	331,324
1,796	Smith Micro Software Inc.*	6,897
2,567	SolarWinds Corp.*	53,984
371	Sprout Social Inc., Class A Shares*	14,376
1,929	SPS Commerce Inc.*	154,089
6,533	SVMK Inc.*	162,606
2,724	Synchronoss Technologies Inc.*	11,958
13,300	Talend SA, ADR*	547,694
2,185	Telenav Inc.*	10,029
3,776	Tenable Holdings Inc.*	142,129
6,038	Teradata Corp.*	147,025
2,188	Tyler Technologies Inc.*	755,538
1,291	Upland Software Inc.*	50,633
1,709	Varonis Systems Inc.*	211,113
39,231	Verint Systems Inc.*	1,865,826
1,276	Veritone Inc.*(a)	10,553
3,570	VirnetX Holding Corp.(a)	17,743
2,109	Workiva Inc., Class A Shares*	124,431
85,785	Xperi Holding Corp.	1,074,886
5,525	Yext Inc.*	109,726
6,223	Zendesk Inc.*	599,773
3,236	Zix Corp.*	19,610
3,873	Zscaler Inc.*	555,156
5,346	Zuora Inc., Class A Shares*	72,652

	Total Software	53,189,073

Technology Hardware, Storage & Peripherals — 0.6%
6,048	3D Systems Corp.*	33,203
1,710	Avid Technology Inc.*	13,851
79,668	Diebold Nixdorf Inc.*	664,431
1,328	Immersion Corp.*	12,629
1,166	Intevac Inc.*	6,996
70,536	NCR Corp.*	1,441,756
13,311	Pure Storage Inc., Class A Shares*	203,126
61,173	Quantum Corp.*	334,005
39,400	Stratasys Ltd.*(a)	585,484
2,456	Super Micro Computer Inc.*	67,270
9,958	Xerox Holdings Corp.	187,808

	Total Technology Hardware, Storage & Peripherals	3,550,559

	TOTAL INFORMATION TECHNOLOGY	124,381,464

MATERIALS — 4.7%

Chemicals — 1.6%
664	Advanced Emissions Solutions Inc.	2,570

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 4.7% — (continued)

Chemicals — 1.6% — (continued)
1,530	AdvanSix Inc.*	$19,477
1,569	AgroFresh Solutions Inc.*	3,891
9,838	Albemarle Corp.	895,356
1,581	American Vanguard Corp.	22,371
3,433	Amyris Inc.*	11,260
3,044	Ashland Global Holdings Inc.	224,312
5,013	Avient Corp.	127,932
11,583	Axalta Coating Systems Ltd.*	276,255
1,757	Balchem Corp.	171,659
3,071	Cabot Corp.	113,658
11,756	CF Industries Holdings Inc.	383,598
413	Chase Corp.	40,297
8,996	Chemours Co. (The)	185,857
15,197	Ecolab Inc.	2,995,025
12,103	Element Solutions Inc.*	130,107
4,626	Ferro Corp.*	57,686
1,486	FutureFuel Corp.	17,981
2,573	GCP Applied Technologies Inc.*	67,052
570	Hawkins Inc.	28,626
2,829	HB Fuller Co.	136,273
11,075	Huntsman Corp.	239,442
2,272	Ingevity Corp.*	127,618
1,331	Innospec Inc.	99,412
359	Intrepid Potash Inc.*(b)	3,353
1,137	Koppers Holdings Inc.*	27,356
42,325	Kraton Corp.*	594,243
1,402	Kronos Worldwide Inc.	17,511
8,282	Livent Corp.*	70,231
1,702	Marrone Bio Innovations Inc.*	2,162
1,835	Minerals Technologies Inc.	93,126
18,919	Mosaic Co. (The)	344,893
377	NewMarket Corp.	140,429
7,702	Olin Corp.	86,648
3,196	Orion Engineered Carbons SA	38,831
2,114	PQ Group Holdings Inc.*	24,628
724	Quaker Chemical Corp.	137,560
3,651	Rayonier Advanced Materials Inc.*	11,537
7,029	RPM International Inc.	595,848
2,227	Scotts Miracle-Gro Co. (The)	375,316
2,370	Sensient Technologies Corp.	130,872
1,177	Stepan Co.	135,696
1,625	Trecora Resources*	9,766
1,482	Tredegar Corp.	25,090
2,055	Trinseo SA	51,190
38,912	Tronox Holdings PLC, Class A Shares	348,652
10,200	Valvoline Inc.	208,080
1,877	Westlake Chemical Corp.	111,344
3,122	WR Grace & Co.	127,097

	Total Chemicals	10,089,174

Construction Materials — 0.5%
2,269	Eagle Materials Inc.	185,536
1,213	Forterra Inc.*	16,072
842	Martin Marietta Materials Inc.	170,817
6,452	Summit Materials Inc., Class A Shares*	96,070

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 4.7% — (continued)

Construction Materials — 0.5% — (continued)
136	United States Lime & Minerals Inc.	$12,530
936	US Concrete Inc.*	24,982
22,415	Vulcan Materials Co.	2,689,800

	Total Construction Materials	3,195,807

Containers & Packaging — 1.8%
13,726	AptarGroup Inc.	1,625,021
1,094	Ardagh Group SA, Class A Shares	16,651
19,978	Avery Dennison Corp.	2,305,261
34,746	Berry Global Group Inc.*	1,790,809
46,151	Crown Holdings Inc.*	3,546,704
15,261	Graphic Packaging Holding Co.	213,349
1,405	Greif Inc., Class A Shares	51,774
370	Greif Inc., Class B Shares	15,181
1,948	Myers Industries Inc.	29,804
8,544	O-I Glass Inc.	92,959
5,154	Packaging Corp. of America	521,791
1,540	Ranpak Holdings Corp., Class A Shares*	13,768
8,544	Sealed Air Corp.	335,779
13,997	Silgan Holdings Inc.	532,726
5,468	Sonoco Products Co.	289,968
411	UFP Technologies Inc.*	16,937

	Total Containers & Packaging	11,398,482

Metals & Mining — 0.7%
91,944	Alamos Gold Inc., Class A Shares	961,734
10,233	Alcoa Corp.*	149,606
6,950	Allegheny Technologies Inc.*	57,894
5,452	Arconic Corp.*	121,307
615	Caledonia Mining Corp. PLC	11,181
2,595	Carpenter Technology Corp.	54,573
2,530	Century Aluminum Co.*	24,971
82,580	Cleveland-Cliffs Inc.(a)	543,376
13,260	Coeur Mining Inc.*	112,180
6,500	Commercial Metals Co.	135,655
1,858	Compass Minerals International Inc.	105,776
3,346	Ferroglobe Representation & Warranty Insurance Trust*#(b)(d)	—
3,913	Gold Resource Corp.	15,574
717	Haynes International Inc.	13,437
28,814	Hecla Mining Co.	173,460
854	Kaiser Aluminum Corp.	54,895
1,105	Materion Corp.	60,322
12,963	Novagold Resources Inc.*	137,278
372	Olympic Steel Inc.	4,092
3,478	Reliance Steel & Aluminum Co.	364,738
3,595	Royal Gold Inc.	490,070
539	Ryerson Holding Corp.*	2,970
1,398	Schnitzer Steel Industries Inc., Class A Shares	27,597
11,143	Steel Dynamics Inc.	328,941
4,484	SunCoke Energy Inc.	16,053
2,877	TimkenSteel Corp.*	10,846
11,930	United States Steel Corp.(a)	93,412
2,839	Warrior Met Coal Inc.	43,919
2,113	Worthington Industries Inc.	87,753

	Total Metals & Mining	4,203,610

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 4.7% — (continued)

Paper & Forest Products — 0.1%
2,140	Boise Cascade Co.	$98,012
930	Clearwater Paper Corp.*	31,304
3,098	Domtar Corp.	88,355
6,170	Louisiana-Pacific Corp.	203,240
936	Neenah Inc.	41,446
2,440	PH Glatfelter Co.	36,575
1,718	Schweitzer-Mauduit International Inc.	52,107
1,838	Verso Corp., Class A Shares	24,096

	Total Paper & Forest Products	575,135

	TOTAL MATERIALS	29,462,208

REAL ESTATE — 6.3%

Equity Real Estate Investment Trusts (REITs) — 5.5%
4,712	Acadia Realty Trust	53,434
2,901	Agree Realty Corp.	194,135
4,078	Alexander & Baldwin Inc.	49,385
111	Alexander’s Inc.	28,313
368	Alpine Income Property Trust Inc.	5,340
2,742	American Assets Trust Inc.	70,058
7,541	American Campus Communities Inc.	255,640
6,220	American Finance Trust Inc.	42,514
14,271	American Homes 4 Rent, Class A Shares	408,721
11,017	Americold Realty Trust	422,502
8,139	Apartment Investment & Management Co., Class A Shares	293,248
11,357	Apple Hospitality REIT Inc.	115,501
2,971	Armada Hoffler Properties Inc.	30,007
4,510	AvalonBay Communities Inc.	712,851
1,411	Bluerock Residential Growth REIT Inc., Class A Shares	10,456
11,399	Boston Properties Inc.	990,231
9,287	Brandywine Realty Trust	103,364
16,314	Brixmor Property Group Inc.	192,505
750	BRT Apartments Corp.	10,012
5,169	Camden Property Trust	470,069
5,226	CareTrust REIT Inc.	101,228
2,823	CatchMark Timber Trust Inc., Class A Shares	28,032
2,818	Chatham Lodging Trust	19,501
765	CIM Commercial Trust Corp.	7,902
2,714	City Office REIT Inc.	21,821
586	Clipper Realty Inc.	3,909
26,509	Colony Capital Inc.	71,839
6,302	Columbia Property Trust Inc.	74,364
1,153	Community Healthcare Trust Inc.	53,845
6,495	CoreCivic Inc.	60,468
945	CorEnergy Infrastructure Trust Inc.	8,448
1,600	CorePoint Lodging Inc.	9,088
2,210	CoreSite Realty Corp.	270,615
6,170	Corporate Office Properties Trust	152,029
8,150	Cousins Properties Inc.	243,278
10,602	CubeSmart	335,235
6,327	CyrusOne Inc.	528,494
10,213	DiamondRock Hospitality Co.	54,129
12,469	Diversified Healthcare Trust	47,382
9,126	Douglas Emmett Inc.	254,798
4,152	Easterly Government Properties Inc.	100,437

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.3% — (continued)

Equity Real Estate Investment Trusts (REITs) — 5.5% — (continued)
2,115	EastGroup Properties Inc.	$281,633
8,095	Empire State Realty Trust Inc., Class A Shares	50,999
4,295	EPR Properties	138,771
149,062	Equity Commonwealth	4,679,056
9,568	Equity LifeStyle Properties Inc.	634,263
5,011	Essential Properties Realty Trust Inc.	85,037
1,079	Farmland Partners Inc.	7,219
4,132	Federal Realty Investment Trust	327,420
6,941	First Industrial Realty Trust Inc.	296,034
3,941	Four Corners Property Trust Inc.	99,510
5,536	Franklin Street Properties Corp.	24,524
2,624	Front Yard Residential Corp.	25,584
11,145	Gaming and Leisure Properties Inc.	405,121
6,430	GEO Group Inc. (The)	71,759
1,857	Getty Realty Corp.	54,392
1,912	Gladstone Commercial Corp.	37,494
1,077	Gladstone Land Corp.	16,952
2,245	Global Medical REIT Inc.	28,714
5,060	Global Net Lease Inc.	88,550
27,214	Healthcare Realty Trust Inc.	785,124
11,936	Healthcare Trust of America Inc., Class A Shares	314,991
2,103	Hersha Hospitality Trust, Class A Shares	13,522
5,699	Highwoods Properties Inc.	212,345
8,275	Hudson Pacific Properties Inc.	194,297
5,219	Independence Realty Trust Inc.	61,114
3,546	Industrial Logistics Properties Trust	76,487
916	Innovative Industrial Properties Inc., Class A Shares	112,750
674	Investors Real Estate Trust	47,921
15,743	Iron Mountain Inc.	473,707
4,094	iStar Inc.	50,684
34,159	JBG SMITH Properties	945,180
1,255	Jernigan Capital Inc.	21,636
6,318	Kilroy Realty Corp.	369,729
22,747	Kimco Realty Corp.	272,737
4,692	Kite Realty Group Trust	52,738
4,732	Lamar Advertising Co., Class A Shares	327,596
14,009	Lexington Realty Trust, Class B Shares	159,282
2,563	Life Storage Inc.	270,217
2,128	LTC Properties Inc.	77,651
7,631	Macerich Co. (The)(a)	60,514
4,967	Mack-Cali Realty Corp.	62,733
28,631	Medical Properties Trust Inc.	531,964
5,213	Monmouth Real Estate Investment Corp.	75,641
2,358	National Health Investors Inc.	146,785
9,425	National Retail Properties Inc.	334,022
3,389	National Storage Affiliates Trust	116,277
4,700	New Senior Investment Group Inc.	20,586
1,189	NexPoint Residential Trust Inc.	49,225
2,617	Office Properties Income Trust	62,389
12,388	Omega Healthcare Investors Inc.	383,656
888	One Liberty Properties Inc.	17,014
7,918	Outfront Media Inc.	134,052
10,206	Paramount Group Inc.	75,524
13,192	Park Hotels & Resorts Inc.	125,192
7,131	Pebblebrook Hotel Trust	89,993

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.3% — (continued)

Equity Real Estate Investment Trusts (REITs) — 5.5% — (continued)
11,082	Physicians Realty Trust	$201,138
6,960	Piedmont Office Realty Trust Inc., Class A Shares	106,558
728	Plymouth Industrial REIT Inc.	9,719
3,579	PotlatchDeltic Corp.	164,777
2,691	Preferred Apartment Communities Inc., Class A Shares	17,761
1,095	PS Business Parks Inc.	138,189
25,709	QTS Realty Trust Inc., Class A Shares(a)	1,743,584
7,494	Rayonier Inc.	219,424
9,267	Regency Centers Corp.	367,993
6,240	Retail Opportunity Investments Corp.	69,451
11,754	Retail Properties of America Inc., Class A Shares	74,168
738	Retail Value Inc.	9,380
33,629	Rexford Industrial Realty Inc.	1,613,519
9,148	RLJ Lodging Trust	86,357
4,143	RPT Realty	24,278
2,765	Ryman Hospitality Properties Inc.	105,512
11,242	Sabra Health Care REIT Inc.	166,719
950	Safehold Inc.	52,697
672	Saul Centers Inc.	18,829
8,595	SBA Communications Corp., Class A Shares	2,630,672
1,957	Seritage Growth Properties, Class A Shares*(a)	27,457
8,325	Service Properties Trust	68,348
8,782	SITE Centers Corp.	65,953
4,300	SL Green Realty Corp.	201,068
5,676	Spirit Realty Capital Inc.	201,555
15,521	STAG Industrial Inc.	501,328
60,551	STORE Capital Corp.	1,637,299
5,650	Summit Hotel Properties Inc.	33,279
11,971	Sunstone Hotel Investors Inc.	99,718
4,736	Tanger Factory Outlet Centers Inc.(a)	26,948
3,298	Taubman Centers Inc.	126,313
3,646	Terreno Realty Corp.	217,447
2,056	UMH Properties Inc.	29,894
10,571	Uniti Group Inc.	103,807
724	Universal Health Realty Income Trust	48,305
6,340	Urban Edge Properties	66,950
1,665	Urstadt Biddle Properties Inc., Class A Shares	15,484
59,427	VEREIT Inc.	399,349
25,879	VICI Properties Inc.	578,137
4,484	Washington Real Estate Investment Trust	98,379
6,680	Weingarten Realty Investors	116,700
2,227	Whitestone REIT, Class B Shares	14,320
6,202	Xenia Hotels & Resorts Inc.	55,694

	Total Equity Real Estate Investment Trusts (REITs)	33,937,892

Real Estate Management & Development — 0.8%
191	Altisource Portfolio Solutions SA*	2,153
60,980	CBRE Group Inc., Class A Shares*	2,867,889
271	CTO Realty Growth Inc.	11,428
6,058	Cushman & Wakefield PLC*	70,333
1,343	eXp World Holdings Inc.*	59,737
802	Forestar Group Inc.*	14,252
386	FRP Holdings Inc.*	15,857
138	Griffin Industrial Realty Inc.	7,339
15,909	Howard Hughes Corp. (The)*	940,381

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.3% — (continued)

Real Estate Management & Development — 0.8% — (continued)
2,836	Jones Lang LaSalle Inc.	$292,221
6,696	Kennedy-Wilson Holdings Inc.	95,686
1,299	Marcus & Millichap Inc.*	36,645
322	Maui Land & Pineapple Co., Inc.*	3,755
8,303	Newmark Group Inc., Class A Shares	36,782
435	Rafael Holdings Inc., Class B Shares*	7,578
1,039	RE/MAX Holdings Inc., Class A Shares	36,510
6,537	Realogy Holdings Corp.*	72,430
5,257	Redfin Corp.*	250,076
929	RMR Group Inc. (The), Class A Shares	26,216
1,827	St Joe Co. (The)*	42,405
302	Stratus Properties Inc.*	5,919
1,130	Tejon Ranch Co.*	16,170
70	Transcontinental Realty Investors Inc.*	1,610

	Total Real Estate Management & Development	4,913,372

	TOTAL REAL ESTATE	38,851,264

UTILITIES — 2.4%

Electric Utilities — 0.7%
23,304	ALLETE Inc.	1,257,484
596	Genie Energy Ltd., Class B Shares	5,269
5,880	Hawaiian Electric Industries Inc.	203,507
2,749	IDACORP Inc.	247,135
1,910	MGE Energy Inc.	124,131
13,428	NRG Energy Inc.	462,057
10,990	OGE Energy Corp.	350,141
2,170	Otter Tail Corp.	84,304
52,570	PG&E Corp.*	486,798
6,197	Pinnacle West Capital Corp.	454,550
4,339	PNM Resources Inc.	189,528
4,924	Portland General Electric Co.	187,851
502	Spark Energy Inc., Class A Shares	4,613

	Total Electric Utilities	4,057,368

Gas Utilities — 0.3%
1,786	Brookfield Infrastructure Corp., Class A Shares(a)	89,157
873	Chesapeake Utilities Corp.	71,411
4,550	National Fuel Gas Co.	207,662
5,193	New Jersey Resources Corp.	156,517
1,656	Northwest Natural Holding Co.	84,638
2,853	ONE Gas Inc.	211,464
457	RGC Resources Inc.	10,657
5,091	South Jersey Industries Inc.	112,766
3,017	Southwest Gas Holdings Inc.	189,679
2,738	Spire Inc.	159,379
11,454	UGI Corp.	395,507

	Total Gas Utilities	1,688,837

Independent Power & Renewable Electricity Producers — 0.5%
213,080	Atlantic Power Corp.*	441,076
3,745	Brookfield Renewable Corp., Class A Shares	190,695
1,647	Clearway Energy Inc., Class A Shares	39,775
4,607	Clearway Energy Inc., Class C Shares	117,525
16,189	Ormat Technologies Inc.	985,424
1,860	Sunnova Energy International Inc.*	44,119

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

UTILITIES — 2.4% — (continued)

Independent Power & Renewable Electricity Producers — 0.5% — (continued)
80,877	Vistra Corp.	$1,555,265

	Total Independent Power & Renewable Electricity Producers	3,373,879

Multi-Utilities — 0.2%
3,703	Avista Corp.	136,493
3,434	Black Hills Corp.	192,579
10,979	MDU Resources Group Inc.	259,324
11,407	NorthWestern Corp.	589,057
744	Unitil Corp.	31,397

	Total Multi-Utilities	1,208,850

Water Utilities — 0.7%
2,017	American States Water Co.	153,453
492	Artesian Resources Corp., Class A Shares	17,314
1,059	Cadiz Inc.*	11,077
11,146	California Water Service Group	505,360
873	Consolidated Water Co., Ltd.	10,502
38,118	Essential Utilities Inc.	1,620,015
818	Global Water Resources Inc.	9,039
3,439	Middlesex Water Co.	220,543
1,083	Pure Cycle Corp.*	10,570
29,567	SJW Group	1,848,825
681	York Water Co. (The)	31,060
	Total Water Utilities	4,437,758

	TOTAL UTILITIES	14,766,692

	TOTAL COMMON STOCKS (Cost — $471,904,101)	594,551,063

CONVERTIBLE PREFERRED STOCKS — 0.6%

HEALTH CARE — 0.4%

Health Care Equipment & Supplies — 0.4%
51,201	Becton Dickinson & Co., 6.000% due 6/1/23	2,735,670

UTILITIES — 0.2%

Water Utilities — 0.2%
22,206	Essential Utilities Inc., 6.000% due 4/30/22	1,248,199

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,810,886)	3,983,869

CLOSED END MUTUAL FUND SECURITIES — 0.3%

FINANCIALS — 0.3%

Capital Markets — 0.3%
5,090	iShares® Core S&P Small-Capital ETF	376,507
4,920	iShares® Russell 2000 ETF, Common Class Shares(a)	764,716
14,150	iShares® Russell Mid-Capital ETF, Common Class Shares	831,454

	TOTAL FINANCIALS	1,972,677

	TOTAL CLOSED END MUTUAL FUND SECURITIES (Cost — $1,623,152)	1,972,677

PREFERRED STOCKS — 0.3%

FINANCIALS — 0.3%

Banks — 0.1%
14,946	US Bancorp, 3.500% (3-Month USD-LIBOR + 0.600%)(f)(g)	330,008
11,178	US Bancorp, 6.500% (3-Month USD-LIBOR + 4.468%)(f)(g)	301,023

	Total Banks	631,031

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units			Security	Value

FINANCIALS — 0.3% — (continued)

Capital Markets — 0.1%
16,038			Charles Schwab Corp. (The), 5.950%(g)	$418,752

Insurance — 0.1%
13,520			MetLife Inc., 4.750%(g)	358,145
6,440			MetLife Inc., 5.625%(a)(g)	178,646

			Total Insurance	536,791

			TOTAL FINANCIALS	1,586,574

			TOTAL PREFERRED STOCKS (Cost — $1,526,299)	1,586,574

Face Amount/Units†		Rating††

CORPORATE BOND & NOTE — 0.1%

COMMUNICATION SERVICES — 0.1%

Diversified Telecommunication Services — 0.1%
$702,000		NR	Infinera Corp., Senior Unsecured Notes, 2.500% due 3/1/27(b)(e) (Cost — $702,000)	821,342

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $479,566,438)	602,915,525

Face Amount†

SHORT-TERM INVESTMENTS (h) — 3.9%

MONEY MARKET FUND — 1.4%
$8,572,406			Invesco STIT — Government & Agency Portfolio, 0.028%, Institutional Class(i) (Cost — $8,572,406)	8,572,406

TIME DEPOSITS — 2.5%
3,617,960			ANZ National Bank — London, 0.010% due 9/1/20	3,617,960
4,984,133			Barclays Bank PLC — London, 0.010% due 9/1/20	4,984,133
			BBH — Grand Cayman:
34,221			0.010% due 9/1/20	34,221
20,372	CAD		0.030% due 9/1/20	15,620
1,381,706			Citibank — New York, 0.010% due 9/1/20	1,381,706
1,477,997			JPMorgan Chase & Co. — New York, 0.010% due 9/1/20	1,477,997
4,371,624			Skandinaviska Enskilda Banken AB — Stockholm, 0.010% due 9/1/20	4,371,624

			TOTAL TIME DEPOSITS (Cost — $15,883,261)	15,883,261

			TOTAL SHORT-TERM INVESTMENTS (Cost — $24,455,667)	24,455,667

			TOTAL INVESTMENTS — 101.1% (Cost — $504,022,105)	627,371,192

			Liabilities in Excess of Other Assets — (1.1)%	(7,210,207)

			TOTAL NET ASSETS — 100.0%	$620,160,985

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Illiquid security.
(c)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2020, amounts to $0 and represents 0.00% of net assets.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund
(e)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $930,093 and represents 0.2% of net assets.

(f)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2020.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.5%.
(i)	Represents investments of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2020, for Small-Mid Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Small-Mid Cap Equity Fund	$516,976,143	$153,007,472	$(40,222,750)	$112,784,722

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	20.1
Health Care	18.5
Industrials	15.4
Financials	13.5
Consumer Discretionary	8.3
Real Estate	6.3
Materials	4.8
Consumer Staples	4.2
Utilities	2.6
Communication Services	2.5
Energy	1.2
Short-Term Investments	2.6

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2020, Small-Mid Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
Russell 2000 E-mini Index September Futures	27	9/20	$1,932,241	$2,107,755	$175,514
NASDAQ 100 E-mini Index September Futures	1	9/20	192,656	242,280	49,624
S&P MidCap 400 E-mini Index September Futures	16	9/20	2,864,327	3,081,280	216,953

					$442,091

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

At August 31, 2020, Small-Mid Cap Equity Fund had deposited cash of $388,600 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar
USD	— United States Dollar

See pages 301-302 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.9%

Argentina — 0.2%
4,673	Globant SA*	$829,831
862	MercadoLibre Inc.*	1,007,325
78,245	YPF SA, ADR*	436,607

	Total Argentina	2,273,763

Australia — 3.5%
4,603	Afterpay Ltd.*	307,932
13,687	AGL Energy Ltd.	148,130
76,782	AMP Ltd.*	85,385
5,110	Ampol Ltd.	97,016
26,164	Ansell Ltd.	741,473
24,347	APA Group	185,656
40,659	Appen Ltd.	1,031,231
12,195	Aristocrat Leisure Ltd.	250,000
4,076	ASX Ltd.	261,330
10,896	Atlassian Corp. PLC, Class A Shares*	2,089,417
41,663	Aurizon Holdings Ltd.	132,335
36,895	AusNet Services, Class Miscella Shares	49,506
59,711	Australia & New Zealand Banking Group Ltd.	789,633
119,568	Bapcor Ltd.	609,389
1,053,885	Beach Energy Ltd.	1,171,767
62,020	BHP Group Ltd.	1,709,240
159,743	BHP Group PLC	3,597,927
10,085	BlueScope Steel Ltd.	92,613
33,000	Brambles Ltd.	267,999
126,547	Charter Hall Group, REIT	1,158,534
1,510	CIMIC Group Ltd.	23,268
364,174	Cleanaway Waste Management Ltd.	689,069
9,554	Coca-Cola Amatil Ltd.	63,692
1,361	Cochlear Ltd.	191,245
27,961	Coles Group Ltd.	363,330
37,269	Commonwealth Bank of Australia	1,848,080
10,170	Computershare Ltd.	98,195
7,474	Crown Resorts Ltd.	48,963
39,326	CSL Ltd.	8,269,937
23,276	Dexus, REIT	150,084
34,893	Evolution Mining Ltd.	142,521
35,353	Fortescue Metals Group Ltd.	449,138
34,645	Goodman Group, REIT	464,538
39,900	GPT Group (The), REIT	110,874
49,041	Insurance Australia Group Ltd.	170,133
22,493	JB Hi-Fi Ltd.	828,451
14,273	Lendlease Corp., Ltd.	120,438
20,058	Macquarie Group Ltd.	1,859,220
14,256	Magellan Financial Group Ltd.	612,527
58,441	Medibank Pvt Ltd.	116,813
90,225	Mineral Resources Ltd.	1,922,239
83,120	Mirvac Group, REIT	127,517
67,289	National Australia Bank Ltd.	873,604
17,009	Newcrest Mining Ltd.	400,268
70,167	Northern Star Resources Ltd.	705,189
42,522	Oil Search Ltd.	100,382
8,577	Orica Ltd.	108,798
37,374	Origin Energy Ltd.	151,595
87,906	OZ Minerals Ltd.	941,947

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Australia — 3.5% — (continued)
18,281	Qantas Airways Ltd.	$51,993
31,126	QBE Insurance Group Ltd.(a)	240,049
3,834	Ramsay Health Care Ltd.	182,070
1,077	REA Group Ltd.	89,463
37,573	Santos Ltd.	154,003
201,501	Saracen Mineral Holdings Ltd.*	775,007
111,490	Scentre Group, REIT	181,730
7,060	SEEK Ltd.	106,115
47,489	Seven Group Holdings Ltd.(a)	657,571
236,500	Shopping Centres Australasia Property Group, REIT, Class Miscella Shares	388,576
9,575	Sonic Healthcare Ltd.	224,262
104,884	South32 Ltd.	159,579
50,069	Stockland, REIT	143,688
26,756	Suncorp Group Ltd.	180,391
30,454	Sydney Airport	128,096
46,820	Tabcorp Holdings Ltd.	123,239
87,637	Telstra Corp., Ltd.	185,404
8,418	TPG Telecom Ltd.*	50,667
57,581	Transurban Group	565,642
15,164	Treasury Wine Estates Ltd.	102,301
84,094	Vicinity Centres, REIT	88,017
2,114	Washington H Soul Pattinson & Co., Ltd.	32,290
23,871	Wesfarmers Ltd.	829,009
76,037	Westpac Banking Corp.	969,919
2,344	WiseTech Global Ltd.	48,353
19,838	Woodside Petroleum Ltd.	282,267
26,553	Woolworths Group Ltd.	776,010

	Total Australia	44,444,279

Austria — 0.2%
1,483	ANDRITZ AG	49,600
105,022	Erste Group Bank AG*	2,551,845
3,061	OMV AG*	99,706
3,089	Raiffeisen Bank International AG*	55,253
1,373	Verbund AG	73,703
2,612	Voestalpine AG	64,836

	Total Austria	2,894,943

Belgium — 0.9%
40,617	Ageas SA NV	1,708,908
16,042	Anheuser-Busch InBev SA/NV	933,707
1,256	Colruyt SA	79,459
666	Elia Group SA/NV	71,655
3,293	Galapagos NV*(b)	447,612
7,095	Galapagos NV*	963,683
2,366	Groupe Bruxelles Lambert SA	218,921
5,299	KBC Group NV	303,877
3,139	Proximus SADP	62,132
332	Sofina SA	99,732
1,573	Solvay SA	136,256
773	Telenet Group Holding NV	30,046
19,132	UCB SA	2,269,379
46,919	Umicore SA	2,157,242
34,419	Warehouses de Pauw CVA, REIT	1,216,770

	Total Belgium	10,699,379

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Canada — 2.6%
81,400	Air Canada, Class A Shares*	$1,098,482
137,868	Alimentation Couche-Tard Inc., Class B Shares	4,500,108
72,488	ARC Resources Ltd.	365,719
240,078	B2Gold Corp.	1,612,547
99,703	Barrick Gold Corp.	2,953,936
10,137	BRP Inc.	550,610
66,158	CAE Inc.	1,049,032
50,701	Cameco Corp.	586,611
16,156	Canadian Apartment Properties REIT(a)	557,445
17,391	Canadian National Railway Co.	1,827,642
27,046	Canadian Western Bank	575,261
9,523	Descartes Systems Group Inc. (The)*	581,150
51,091	Dollarama Inc.	1,994,751
158,323	Kinross Gold Corp.*	1,405,908
11,658	Kirkland Lake Gold Ltd.	621,247
44,975	Maple Leaf Foods Inc.	1,000,747
35,918	Northland Power Inc., Class Common S Shares	1,006,045
33,005	Pan American Silver Corp.	1,191,693
66,082	Parex Resources Inc.*	904,435
56,158	Real Matters Inc.*	1,139,350
58,974	Saputo Inc.	1,471,411
1,739	Shopify Inc., Class A Shares*	1,857,711
28,044	Stantec Inc.	910,645
682	Stella-Jones Inc.	23,689
23,727	TFI International Inc.	1,048,995
38,497	Tourmaline Oil Corp.	489,108
81,656	Tricon Residential Inc.	689,962
80,068	Yamana Gold Inc.	496,051

	Total Canada	32,510,291

Chile — 0.1%
126,373	Antofagasta PLC	1,814,299

China — 1.9%
26,305	Alibaba Group Holding Ltd., ADR*	7,550,324
39,613	Baidu Inc., ADR*	4,934,591
823	BeiGene Ltd., ADR*	198,812
1,580,000	Beijing Capital International Airport Co., Ltd., Class H Shares(c)	1,114,211
5,406,057	China Telecom Corp., Ltd., Class H Shares(c)	1,770,354
2,579,424	Dongfeng Motor Group Co., Ltd., Class H Shares(c)	1,776,443
246,000	Kingdee International Software Group Co., Ltd.*(a)	627,720
15,000	Microport Scientific Corp.	68,224
92,600	Tencent Holdings Ltd.	6,310,500
55,500	Yangzijiang Shipbuilding Holdings Ltd.	37,267

	Total China	24,388,446

Czech Republic — 0.1%
91,820	Avast PLC(d)	657,888

Denmark — 1.9%
3,518	Ambu AS, Class B Shares(a)	103,221
67	AP Moller — Maersk AS, Class A Shares	95,195
2,081	AP Moller — Maersk AS, Class B Shares	3,184,647
8,739	Ascendis Pharma AS, ADR*	1,294,945
20,670	Bavarian Nordic AS*	730,239
2,148	Carlsberg AS, Class B Shares	301,546
2,238	Chr Hansen Holding AS	256,991
2,501	Coloplast AS, Class B Shares	424,292

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Denmark — 1.9% — (continued)
14,912	Danske Bank AS	$230,413
2,342	Demant AS*	69,865
2,705	Drilling Co. of 1972 (The)*	64,168
4,356	DSV PANALPINA AS	680,233
1,370	Genmab AS*	517,331
15,107	GN Store Nord AS	1,093,124
1,585	H. Lundbeck AS	52,005
114,873	Novo Nordisk AS, Class B Shares	7,595,657
4,426	Novozymes AS, Class B Shares	261,317
3,983	Orsted AS(d)	563,636
26,997	Pandora AS	1,964,676
5,284	Royal Unibrew AS	552,805
2,535	Tryg AS	77,780
25,262	Vestas Wind Systems AS	3,830,975

	Total Denmark	23,945,061

Finland — 0.8%
3,018	Elisa OYJ	177,594
9,425	Fortum OYJ	199,125
37,160	Kemira OYJ	513,850
7,156	Kone OYJ, Class B Shares	614,057
122,277	Metso Outotec OYJ	906,101
8,907	Neste OYJ	475,708
690,756	Nokia OYJ	3,369,992
68,211	Nordea Bank Abp	549,779
2,120	Orion OYJ, Class B Shares	99,491
10,150	Sampo OYJ, Class A Shares	409,101
12,345	Stora Enso OYJ, Class R Shares	181,908
17,875	TietoEVRY OYJ	537,955
11,237	UPM-Kymmene OYJ	341,150
35,424	Valmet OYJ	967,833
8,691	Wartsila OYJ Abp(a)	74,239

	Total Finland	9,417,883

France — 10.6%
4,212	Accor SA*	129,628
667	Aeroports de Paris	69,837
136,765	Air France-KLM*(a)	615,528
9,960	Air Liquide SA	1,654,539
85,190	Airbus SE	7,014,781
42,744	Alstom SA*	2,381,706
18,933	Amundi SA(d)	1,472,375
11,100	Arkema SA	1,229,699
2,085	Atos SE*	180,632
272,939	AXA SA	5,572,304
3,956	BioMerieux	599,387
192,788	BNP Paribas SA	8,401,084
18,090	Bollore SA	67,918
4,636	Bouygues SA	183,808
6,234	Bureau Veritas SA	141,240
3,387	Capgemini SE	468,589
163,142	Carrefour SA	2,619,492
168	Casino Guichard Perrachon SA*	4,364
112,541	Cie de Saint-Gobain	4,559,963
15,098	Cie Générale des Établissements Michelin SCA	1,703,534
3,163	CNP Assurances	42,310
943	Covivio, REIT	69,836

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

France — 10.6% — (continued)
24,486	Credit Agricole SA*	$250,654
89,570	Danone SA	5,894,701
703	Dassault Aviation SA*	639,294
14,850	Dassault Systemes SE	2,795,841
43,447	Edenred	2,245,847
14,730	Eiffage SA*	1,356,510
12,657	Electricite de France SA	133,054
231,749	Engie SA*	3,224,066
17,058	EssilorLuxottica SA*	2,285,114
742	Eurazeo SE*	39,191
13,770	Faurecia SE*	599,304
970	Gecina SA, REIT	133,295
9,277	Getlink SE*	142,102
7,237	Hermes International	6,219,750
633	ICADE, REIT	40,962
344	Iliad SA	73,538
1,284	Ingenico Group SA	218,166
794	Ipsen SA	82,217
1,956	JCDecaux SA*	37,306
4,491	Kering SA	2,761,943
4,030	Klepierre SA, REIT	66,423
11,468	Korian SA*	444,497
1,852	La Francaise des Jeux SAEM(d)	68,683
5,620	Legrand SA	468,564
10,935	L’Oréal SA	3,617,530
14,436	LVMH Moët Hennessy Louis Vuitton SE	6,777,502
17,973	Natixis SA*	49,554
18,195	Nexans SA	1,021,623
42,002	Orange SA	468,058
1,114	Orpea*	133,864
4,470	Pernod Ricard SA	766,201
12,481	Peugeot SA	214,180
4,592	Publicis Groupe SA	160,840
518	Remy Cointreau SA	85,297
54,837	Renault SA	1,558,284
166,623	Rexel SA	2,227,749
10,178	Rubis SCA	481,181
6,746	Safran SA*	780,347
53,024	Sanofi	5,369,938
6,961	Sartorius Stedim Biotech	2,492,426
41,118	Schneider Electric SE	5,099,217
44,284	SCOR SE*	1,186,151
19,826	SEB SA	3,483,785
103,724	Societe Generale SA	1,677,725
1,877	Sodexo SA	134,217
5,125	SOITEC*(a)	683,196
4,576	Sopra Steria Group*	743,948
7,252	Suez SA	125,663
8,262	Teleperformance	2,546,328
2,261	Thales SA	176,626
233,364	TOTAL SE	9,233,641
27,219	Ubisoft Entertainment SA*	2,241,530
617	Unibail-Rodamco-Westfield, REIT	28,835
2,319	Unibail-Rodamco-Westfield, REIT(a)	108,324
49,677	Valeo SA	1,516,116
11,436	Veolia Environnement SA	276,040

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

France — 10.6% — (continued)
39,518	Vinci SA	$3,702,963
17,457	Vivendi SA	496,265
575	Wendel SE	59,030
47,028	Worldline SA*(d)	4,332,496

	Total France	133,460,246

Germany — 9.2%
10,544	adidas AG*	3,192,405
21,797	Allianz SE, Class Registered Shares	4,720,880
55,874	alstria office REIT-AG	836,210
8,873	Aurubis AG	637,490
138,052	BASF SE	8,423,740
57,451	Bayer AG, Class Registered Shares	3,796,214
40,889	Bayerische Motoren Werke AG	2,939,782
6,255	Bechtle AG	1,263,890
16,652	Beiersdorf AG	1,923,232
12,605	Brenntag AG	789,741
6,820	Carl Zeiss Meditec AG	768,911
114,584	CECONOMY AG*	529,469
20,700	Commerzbank AG	120,292
14,479	Continental AG	1,577,783
3,689	Covestro AG(d)	175,485
14,832	CTS Eventim AG & Co. KGaA	737,321
77,306	Daimler AG, Class Registered Shares	3,940,755
2,630	Delivery Hero SE*(d)	282,116
41,665	Deutsche Bank AG, Class Registered Shares*	399,475
4,000	Deutsche Boerse AG	756,134
6,500	Deutsche Lufthansa AG, Class Registered Shares*	67,846
115,937	Deutsche Post AG, Class Registered Shares	5,257,681
70,171	Deutsche Telekom AG, Class Registered Shares	1,232,681
52,663	Deutsche Wohnen SE	2,803,109
11,673	DWS Group GmbH & Co. KGaA*(d)	458,506
47,267	E.ON SE	559,431
45,146	Encavis AG	825,084
4,450	Evonik Industries AG	129,166
927	Fraport AG Frankfurt Airport Services Worldwide*	42,022
41,937	Fresenius Medical Care AG & Co. KGaA	3,550,569
39,024	Fresenius SE & Co. KGaA	1,801,489
51,145	GEA Group AG	1,865,462
8,458	Gerresheimer AG	996,113
1,269	Hannover Rueck SE	216,113
3,158	HeidelbergCement AG	200,539
23,276	HelloFresh SE*	1,196,416
2,205	Henkel AG & Co. KGaA	197,990
473	Hochtief AG	41,993
420,095	Infineon Technologies AG	11,609,068
12,492	KION Group AG	1,056,480
14,687	Knorr-Bremse AG	1,866,438
1,680	Lanxess AG	98,352
1,487	LEG Immobilien AG	218,887
2,721	Merck KGaA	369,055
42,418	METRO AG	419,782
1,107	MTU Aero Engines AG	205,092
2,954	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	848,588
1,244	Nemetschek SE	98,951
1,758	Puma SE	145,279

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Germany — 9.2% — (continued)
6,425	Rheinmetall AG	$594,613
40,793	RWE AG	1,617,474
14,298	Salzgitter AG	230,776
110,104	SAP SE	18,098,763
2,319	Scout24 AG(d)	215,626
75,303	Siemens AG, Class Registered Shares	10,393,680
70,262	Siemens Healthineers AG(d)	3,194,308
37,965	Suedzucker AG	775,156
2,709	Symrise AG, Class A Shares	373,244
44,013	TAG Immobilien AG	1,313,401
2,801	TeamViewer AG*(d)	151,833
23,429	Telefonica Deutschland Holding AG	64,802
7,526	ThyssenKrupp AG*	54,164
4,271	Uniper SE	139,955
15,671	United Internet AG, Class Registered Shares	769,289
689	Volkswagen AG	123,664
10,846	Vonovia SE	776,594
3,269	Zalando SE*(d)	285,645

	Total Germany	115,362,494

Hong Kong — 2.2%
690,400	AIA Group Ltd.	7,024,268
6,400	ASM Pacific Technology Ltd.	68,818
25,600	Bank of East Asia Ltd. (The)	57,647
78,500	BOC Hong Kong Holdings Ltd.	220,864
37,100	Budweiser Brewing Co. APAC Ltd.(d)	124,579
220,000	China Mengniu Dairy Co., Ltd.*	1,076,708
293,683	China Mobile Ltd.	2,049,126
3,302,077	China Unicom Hong Kong Ltd.	2,330,727
302,809	CK Asset Holdings Ltd.	1,629,943
57,000	CK Hutchison Holdings Ltd.	369,934
15,000	CK Infrastructure Holdings Ltd.	78,682
34,500	CLP Holdings Ltd.	338,547
6,700	Dairy Farm International Holdings Ltd.	27,951
46,000	Galaxy Entertainment Group Ltd.	359,200
43,000	Hang Lung Properties Ltd.	120,836
16,100	Hang Seng Bank Ltd.	252,277
28,894	Henderson Land Development Co., Ltd.	112,783
53,500	HK Electric Investments & HK Electric Investments Ltd.	54,378
80,000	HKT Trust & HKT Ltd., Class Miscella Shares	114,225
224,600	Hong Kong & China Gas Co., Ltd.	326,143
56,419	Hong Kong Exchanges & Clearing Ltd.	2,836,237
23,600	Hongkong Land Holdings Ltd.	90,117
4,700	Jardine Matheson Holdings Ltd.	196,582
4,400	Jardine Strategic Holdings Ltd.	88,228
14,500	Kerry Properties Ltd.	37,599
42,600	Link REIT	335,858
4,414	Melco Resorts & Entertainment Ltd., ADR	86,161
32,500	MTR Corp., Ltd.	167,907
32,669	New World Development Co., Ltd.	169,020
95,000	PCCW Ltd.	59,481
29,500	Power Assets Holdings Ltd.	168,073
64,646	Sino Land Co., Ltd.	75,082
42,000	SJM Holdings Ltd.	57,641
28,000	Sun Hung Kai Properties Ltd.	373,003
10,000	Swire Pacific Ltd., Class A Shares	53,812

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Hong Kong — 2.2% — (continued)
24,800	Swire Properties Ltd.	$67,068
183,000	Techtronic Industries Co., Ltd.	2,312,609
887,000	Towngas China Co., Ltd.*	402,130
582,000	United Laboratories International Holdings Ltd. (The)(a)	683,781
2,114,500	WH Group Ltd.(d)	1,820,384
36,000	Wharf Real Estate Investment Co., Ltd.	149,123
372,000	Xinyi Glass Holdings Ltd.	638,497

	Total Hong Kong	27,606,029

India — 0.3%
318,376	Canara Bank*	462,404
55,520	HDFC Bank Ltd.*	838,824
118,355	NTPC Ltd.	156,305
536,925	Oil & Natural Gas Corp., Ltd.	599,013
38,492	Reliance Industries Ltd.	1,084,673
256,326	Zee Entertainment Enterprises Ltd.*	702,431

	Total India	3,843,650

Indonesia — 0.2%
545,000	Bank Central Asia Tbk PT	1,173,378
1,724,468	Bank Mandiri Persero Tbk PT	702,168

	Total Indonesia	1,875,546

Ireland — 1.5%
2,957	AerCap Holdings NV*	87,439
522,307	AIB Group PLC*	644,696
379,948	Bank of Ireland Group PLC	873,078
16,532	CRH PLC	612,803
112,728	Dalata Hotel Group PLC	368,368
2,088	DCC PLC	184,996
19,122	Experian PLC	713,161
24,320	Flutter Entertainment PLC	4,035,516
133,259	James Hardie Industries PLC, CDI	2,980,395
3,345	Kerry Group PLC, Class A Shares	439,720
3,262	Kingspan Group PLC	280,008
21,543	Medtronic PLC	2,315,226
55,064	Ryanair Holdings PLC, ADR*	4,454,678
4,796	Smurfit Kappa Group PLC	169,744
91,746	UDG Healthcare PLC	894,670

	Total Ireland	19,054,498

Isle of Man — 0.2%
255,635	GVC Holdings PLC	2,770,145

Israel — 0.3%
922	Azrieli Group Ltd.	49,664
24,083	Bank Hapoalim BM	145,746
31,114	Bank Leumi Le-Israel BM	159,222
11,989	Check Point Software Technologies Ltd.*	1,513,731
804	CyberArk Software Ltd.*	88,842
614	Elbit Systems Ltd.	82,809
14,106	ICL Group Ltd.	52,441
15,166	Inmode Ltd.*(a)	479,701
171,829	Israel Discount Bank Ltd., Class A Shares	549,903
3,396	Mizrahi Tefahot Bank Ltd.	69,110
1,363	Nice Ltd.*	312,846
23,175	Teva Pharmaceutical Industries Ltd., ADR*	228,737

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Israel — 0.3% — (continued)
1,051	Wix.com Ltd.*	$309,656

	Total Israel	4,042,408

Italy — 2.8%
43,144	ACEA SpA	889,069
22,066	Amplifon SpA	734,799
101,538	Assicurazioni Generali SpA	1,574,697
10,514	Atlantia SpA*	167,230
67,073	Banca Mediolanum SpA	497,074
131,390	BPER Banca(a)	360,415
36,965	Buzzi Unicem SpA	907,256
236,411	Davide Campari-Milano NV	2,430,706
3,430	DiaSorin SpA	620,067
378,169	Enel SpA	3,429,749
316,435	Eni SpA	2,943,365
2,639	Ferrari NV	514,108
104,879	FinecoBank Banca Fineco SpA	1,588,130
5,172	Infrastrutture Wireless Italiane SpA(d)	50,455
15,199	Interpump Group SpA	532,139
1,105,696	Intesa Sanpaolo SpA	2,379,157
8,628	Leonardo SpA	58,400
12,531	Mediobanca Banca di Credito Finanziario SpA(a)	108,773
4,213	Moncler SpA	163,447
8,141	Nexi SpA*(d)	144,812
7,555	Pirelli & C SpA(d)	32,647
12,127	Poste Italiane SpA(d)	111,216
73,095	Prysmian SpA	2,043,082
2,219	Recordati Industria Chimica e Farmaceutica SpA	120,885
8,290	Reply SpA(a)	919,634
320,291	Saipem SpA(a)	685,599
42,883	Snam SpA	219,800
107,646	Telecom Italia SpA	50,816
161,070	Telecom Italia SpA*	76,609
29,857	Terna Rete Elettrica Nazionale SpA	215,874
1,056,305	UniCredit SpA	10,407,007

	Total Italy	34,977,017

Japan — 17.9%
800	ABC-Mart Inc.	42,064
8,800	Acom Co., Ltd.	34,313
4,100	Advantest Corp.	195,518
13,900	Aeon Co., Ltd.	344,347
2,500	Aeon Mall Co., Ltd.	33,018
4,100	AGC Inc.	115,843
4,400	Air Water Inc.	61,568
3,400	Aisin Seiki Co., Ltd.	116,484
10,100	Ajinomoto Co., Inc.	187,996
3,800	Alfresa Holdings Corp.	76,225
7,500	Amada Co., Ltd.	66,589
2,200	ANA Holdings Inc.	54,297
40,400	Anritsu Corp.(a)	881,156
2,600	Aozora Bank Ltd.	46,474
8,300	Asahi Group Holdings Ltd.	290,106
4,100	Asahi Intecc Co., Ltd.	121,439
26,600	Asahi Kasei Corp.	222,648
14,300	ASKUL Corp.	440,564
39,100	Astellas Pharma Inc.	613,590

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.9% — (continued)
4,200	Bandai Namco Holdings Inc.	$260,368
1,000	Bank of Kyoto Ltd. (The)	42,539
6,500	BayCurrent Consulting Inc.	692,898
30,000	Bell System24 Holdings Inc.	487,314
7,973	Benesse Holdings Inc.	203,292
11,300	Bridgestone Corp.	357,578
5,200	Brother Industries Ltd.	85,877
1,700	Calbee Inc.	53,046
59,159	Canon Inc.	1,012,451
21,800	Capcom Co., Ltd.	1,055,179
4,100	Casio Computer Co., Ltd.	65,849
3,000	Central Japan Railway Co.	448,055
11,200	Chiba Bank Ltd. (The)	57,969
71,946	Chiyoda Corp.*	187,381
13,700	Chubu Electric Power Co., Inc.	169,168
14,100	Chugai Pharmaceutical Co., Ltd.	628,634
6,700	Chugoku Electric Power Co., Inc. (The)	81,684
172,546	Citizen Watch Co., Ltd.	547,119
2,300	Coca-Cola Bottlers Japan Holdings Inc.	38,305
22,500	Concordia Financial Group Ltd.	73,968
400	Cosmos Pharmaceutical Corp.	70,379
2,100	CyberAgent Inc.	111,823
5,200	Dai Nippon Printing Co., Ltd.	110,314
4,800	Daicel Corp.	34,729
2,000	Daifuku Co., Ltd.	175,621
15,000	Daihen Corp.	591,155
133,903	Dai-ichi Life Holdings Inc.	2,019,973
11,900	Daiichi Sankyo Co., Ltd.	1,061,777
29,400	Daikin Industries Ltd.	5,527,856
1,300	Daito Trust Construction Co., Ltd.	115,134
12,000	Daiwa House Industry Co., Ltd.	320,948
42	Daiwa House REIT Investment Corp., Class A Shares	109,645
31,700	Daiwa Securities Group Inc.	142,653
67,688	DeNA Co., Ltd.	1,075,710
22,700	Denka Co., Ltd.	637,424
9,100	Denso Corp.	381,535
4,300	Dentsu Group Inc.	112,423
600	Disco Corp.	139,397
6,300	East Japan Railway Co.	409,416
39,500	Eiken Chemical Co., Ltd.	709,149
17,408	Eisai Co., Ltd.	1,518,937
3,300	Electric Power Development Co., Ltd.	49,719
65,150	ENEOS Holdings Inc.	254,944
40,200	FANUC Corp.	7,036,141
1,200	Fast Retailing Co., Ltd.	714,734
35,500	Fuji Corp.	633,232
2,600	Fuji Electric Co., Ltd.	81,024
36,436	Fuji Media Holdings Inc.	360,591
7,400	FUJIFILM Holdings Corp.	352,163
11,509	Fujitsu Ltd.	1,501,071
3,500	Fukuoka Financial Group Inc.	57,740
29,200	FULLCAST Holdings Co., Ltd.	440,601
14,400	Fuso Chemical Co., Ltd.	483,802
78	GLP J-REIT	120,304
800	GMO Payment Gateway Inc.	84,566
156,187	Gree Inc.	661,955

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.9% — (continued)
5,400	Hakuhodo DY Holdings Inc.	$67,016
3,000	Hamamatsu Photonics KK	136,583
4,900	Hankyu Hanshin Holdings Inc.	159,004
400	Hikari Tsushin Inc.	96,396
205,180	Hino Motors Ltd.	1,364,711
745	Hirose Electric Co., Ltd.	84,285
1,100	Hisamitsu Pharmaceutical Co., Inc.	50,697
2,300	Hitachi Construction Machinery Co., Ltd.	80,485
79,200	Hitachi Ltd.	2,629,574
4,900	Hitachi Metals Ltd.	73,371
186,300	Honda Motor Co., Ltd.	4,758,796
1,000	Hoshizaki Corp.	76,369
44,300	Hoya Corp.	4,350,408
6,400	Hulic Co., Ltd.	58,194
3,937	Idemitsu Kosan Co., Ltd.	86,631
3,400	Iida Group Holdings Co., Ltd.	66,260
264,530	Inpex Corp.	1,672,094
18,600	Internet Initiative Japan Inc.	750,248
1,270	Invincible Investment Corp., REIT	376,502
7,100	Isetan Mitsukoshi Holdings Ltd.	38,993
126,960	Isuzu Motors Ltd.	1,251,820
1,200	Ito En Ltd.	72,494
28,400	ITOCHU Corp.	728,326
2,000	Itochu Techno-Solutions Corp.	72,379
2,800	Japan Airlines Co., Ltd.	54,977
1,000	Japan Airport Terminal Co., Ltd.	44,876
10,800	Japan Exchange Group Inc.	279,551
30,600	Japan Lifeline Co., Ltd.	405,979
8,300	Japan Post Bank Co., Ltd.	66,436
33,400	Japan Post Holdings Co., Ltd.	245,226
4,300	Japan Post Insurance Co., Ltd.	68,328
15	Japan Prime Realty Investment Corp., REIT	45,247
29	Japan Real Estate Investment Corp., REIT	162,134
51	Japan Retail Fund Investment Corp., REIT	76,741
25,300	Japan Tobacco Inc.	472,653
11,400	JFE Holdings Inc.	84,726
136,609	JGC Holdings Corp.	1,503,311
58,534	JSR Corp.	1,241,304
4,900	JTEKT Corp.	37,683
9,200	Kajima Corp.	114,022
2,500	Kakaku.com Inc.	66,444
1,800	Kamigumi Co., Ltd.	37,098
22,700	Kanamoto Co., Ltd.	491,565
14,900	Kansai Electric Power Co., Inc. (The)	146,458
3,800	Kansai Paint Co., Ltd.	90,489
10,100	Kao Corp.	768,447
3,000	Kawasaki Heavy Industries Ltd.	42,333
94,100	KDDI Corp.	2,728,570
2,000	Keihan Holdings Co., Ltd.	86,144
4,200	Keikyu Corp.	62,590
2,200	Keio Corp.	132,640
2,700	Keisei Electric Railway Co., Ltd.	79,310
102	Kenedix Office Investment Corp., REIT, Class A Shares	603,426
17,100	Keyence Corp.	7,038,526
3,200	Kikkoman Corp.	173,418
3,600	Kintetsu Group Holdings Co., Ltd.	158,093

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.9% — (continued)
30,600	Kintetsu World Express Inc.	$628,863
17,300	Kirin Holdings Co., Ltd.	339,835
1,100	Kobayashi Pharmaceutical Co., Ltd.	97,902
2,900	Kobe Bussan Co., Ltd.	170,844
2,300	Koito Manufacturing Co., Ltd.	111,219
18,400	Komatsu Ltd.	397,241
15,900	Komeri Co., Ltd.	491,917
2,100	Konami Holdings Corp.	80,777
600	Kose Corp.	70,219
21,600	Kubota Corp.	389,739
18,800	Kumagai Gumi Co., Ltd.	479,684
7,200	Kuraray Co., Ltd.	72,966
1,800	Kurita Water Industries Ltd.	56,219
6,700	Kyocera Corp.	382,974
5,800	Kyowa Kirin Co., Ltd.	149,880
8,000	Kyushu Electric Power Co., Inc.	70,828
3,400	Kyushu Railway Co.	74,931
21,200	Lasertec Corp.	1,595,185
1,100	Lawson Inc.	54,260
1,300	LINE Corp.*	66,244
16,600	Lintec Corp.	392,834
4,700	Lion Corp.	100,101
5,300	LIXIL Group Corp.	97,040
9,300	M3 Inc.	537,512
49,900	Maeda Corp.	369,613
4,800	Makita Corp.	220,717
33,500	Marubeni Corp.	200,490
3,800	Marui Group Co., Ltd.	69,214
1,100	Maruichi Steel Tube Ltd.	29,446
12,100	Mazda Motor Corp.	77,217
1,400	McDonald’s Holdings Co. Japan Ltd.	68,639
21,610	Mebuki Financial Group Inc.	52,291
3,900	Medipal Holdings Corp.	74,479
2,400	MEIJI Holdings Co., Ltd.	193,746
1,900	Mercari Inc.*(a)	85,861
7,700	MINEBEA MITSUMI Inc.	132,365
73,200	MISUMI Group Inc.	1,905,451
27,200	Mitsubishi Chemical Holdings Corp.	158,669
28,500	Mitsubishi Corp.	674,336
38,400	Mitsubishi Electric Corp.	527,187
130,560	Mitsubishi Estate Co., Ltd.	2,042,990
3,700	Mitsubishi Gas Chemical Co., Inc.	65,944
35,216	Mitsubishi Heavy Industries Ltd.	872,630
2,400	Mitsubishi Materials Corp.	50,310
268,380	Mitsubishi Motors Corp.	643,063
257,300	Mitsubishi UFJ Financial Group Inc.	1,071,146
10,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	48,545
34,900	Mitsui & Co., Ltd.	626,433
3,900	Mitsui Chemicals Inc.	91,464
20,000	Mitsui Fudosan Co., Ltd.	361,417
1,900	Miura Co., Ltd.	77,729
507,900	Mizuho Financial Group Inc.	687,407
2,700	MonotaRO Co., Ltd.	106,526
9,400	MS&AD Insurance Group Holdings Inc.	260,420
95,700	Murata Manufacturing Co., Ltd.	5,660,460
66,600	Nabtesco Corp.	2,104,973

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.9% — (continued)
3,900	Nagoya Railroad Co., Ltd.	$108,785
5,300	NEC Corp.	279,038
27,100	NEC Networks & System Integration Corp.	503,363
25,800	NET One Systems Co., Ltd.	990,541
78,500	Nexon Co., Ltd.	1,842,932
5,800	NGK Insulators Ltd.	82,189
2,900	NGK Spark Plug Co., Ltd.	49,779
1,700	NH Foods Ltd.	76,935
20,800	Nichirei Corp.	542,651
38,600	Nidec Corp.	3,223,733
55,600	Nihon M&A Center Inc.	2,763,314
14,600	Nikkiso Co., Ltd.	142,739
121,760	Nikon Corp.	952,533
5,700	Nintendo Co., Ltd.	3,048,666
138	Nippon Accommodations Fund Inc., REIT, Class A Shares	849,218
28	Nippon Building Fund Inc., REIT	168,372
1,500	Nippon Express Co., Ltd.	88,548
3,100	Nippon Paint Holdings Co., Ltd.	266,034
42	Nippon Prologis REIT Inc.	137,424
900	Nippon Shinyaku Co., Ltd.	74,245
17,100	Nippon Steel Corp.	167,757
104,200	Nippon Suisan Kaisha Ltd.	467,094
27,100	Nippon Telegraph & Telephone Corp.	616,778
70,839	Nippon Television Holdings Inc.	835,113
3,300	Nippon Yusen KK	50,960
2,600	Nissan Chemical Corp.	136,764
349,700	Nissan Motor Co., Ltd.	1,416,998
3,900	Nisshin Seifun Group Inc.	64,736
1,300	Nissin Foods Holdings Co., Ltd.	130,114
11,800	Nitori Holdings Co., Ltd.	2,464,801
30,640	Nitto Denko Corp.	1,858,197
334,542	Nomura Holdings Inc.	1,714,426
2,700	Nomura Real Estate Holdings Inc.	51,396
87	Nomura Real Estate Master Fund Inc., REIT	111,338
6,580	Nomura Research Institute Ltd.	175,129
227,000	North Pacific Bank Ltd.	476,715
7,500	NSK Ltd.	56,937
13,400	NTT Data Corp.	152,606
23,800	NTT DOCOMO Inc.	664,361
13,400	Obayashi Corp.	130,409
1,500	Obic Co., Ltd.	265,825
6,300	Odakyu Electric Railway Co., Ltd.	155,689
19,600	Oji Holdings Corp.	87,655
24,500	Olympus Corp.	484,430
3,900	Omron Corp.	285,321
7,800	Ono Pharmaceutical Co., Ltd.	235,276
29,700	Open House Co., Ltd.	1,050,279
800	Oracle Corp. Japan	93,813
4,100	Oriental Land Co., Ltd.	556,134
28,100	ORIX Corp.	346,896
55	Orix JREIT Inc.	81,648
8,000	Osaka Gas Co., Ltd.	156,528
2,200	Otsuka Corp.	107,974
8,200	Otsuka Holdings Co., Ltd.	359,864
14,000	PALTAC Corp.	774,055
8,700	Pan Pacific International Holdings Corp.	204,680

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.9% — (continued)
46,500	Panasonic Corp.	$427,744
2,500	Park24 Co., Ltd.	45,164
123,000	Penta-Ocean Construction Co., Ltd.	787,560
2,000	PeptiDream Inc.*	81,156
4,200	Persol Holdings Co., Ltd.	65,298
2,400	Pigeon Corp.	109,638
2,000	Pola Orbis Holdings Inc.	36,172
18,300	Rakuten Inc.	160,721
75,000	Recruit Holdings Co., Ltd.	2,831,982
16,300	Renesas Electronics Corp.*	102,170
115,600	Rengo Co., Ltd.	852,921
548,110	Resona Holdings Inc.	2,011,254
26,300	Resorttrust Inc.	372,774
14,200	Ricoh Co., Ltd.	105,853
800	Rinnai Corp.	73,854
1,700	Rohm Co., Ltd.	109,113
5,000	Ryohin Keikaku Co., Ltd.	77,972
11,200	Sankyu Inc.	466,978
114,200	Santen Pharmaceutical Co., Ltd.	2,177,439
60,600	Sanwa Holdings Corp.	608,432
13,300	Sawai Pharmaceutical Co., Ltd.	679,548
5,000	SBI Holdings Inc.	113,482
1,100	SCSK Corp.	59,586
4,500	Secom Co., Ltd.	425,123
3,800	Sega Sammy Holdings Inc.	44,003
4,200	Seibu Holdings Inc.	46,103
5,600	Seiko Epson Corp.	66,685
88,500	Sekisui Chemical Co., Ltd.	1,413,304
13,200	Sekisui House Ltd.	260,461
15,900	Seven & i Holdings Co., Ltd.	514,373
11,900	Seven Bank Ltd.	29,829
3,200	SG Holdings Co., Ltd.	146,973
4,700	Sharp Corp.	58,068
26,300	Shiga Bank Ltd. (The)	613,621
4,400	Shimadzu Corp.	131,187
25,986	Shimamura Co., Ltd.	2,141,348
1,600	Shimano Inc.	338,656
12,500	Shimizu Corp.	95,552
7,500	Shin-Etsu Chemical Co., Ltd.	906,132
50,100	Shinko Electric Industries Co., Ltd.	743,660
3,300	Shinsei Bank Ltd.	38,261
5,700	Shionogi & Co., Ltd.	316,141
15,700	Ship Healthcare Holdings Inc.	724,334
8,400	Shiseido Co., Ltd.	488,492
9,700	Shizuoka Bank Ltd. (The)	67,291
2,700	Showa Denko KK	52,509
4,800	SMC Corp.	2,621,026
40,200	Softbank Corp.	527,596
33,000	SoftBank Group Corp.	2,049,070
1,400	Sohgo Security Services Co., Ltd.	65,398
30,100	Sompo Holdings Inc.	1,124,283
69,900	Sony Corp.	5,469,315
1,900	Square Enix Holdings Co., Ltd.	125,028
2,600	Stanley Electric Co., Ltd.	74,422
20,900	Starts Corp., Inc.	436,975
13,100	Subaru Corp.	271,153

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.9% — (continued)
5,600	SUMCO Corp.	$75,748
30,200	Sumitomo Chemical Co., Ltd.	97,957
25,000	Sumitomo Corp.	323,495
3,900	Sumitomo Dainippon Pharma Co., Ltd.	49,287
16,000	Sumitomo Electric Industries Ltd.	187,958
32,300	Sumitomo Forestry Co., Ltd.	515,374
2,500	Sumitomo Heavy Industries Ltd.	56,324
4,900	Sumitomo Metal Mining Co., Ltd.	149,181
212,445	Sumitomo Mitsui Financial Group Inc.	6,230,489
69,101	Sumitomo Mitsui Trust Holdings Inc.	1,997,389
6,500	Sumitomo Realty & Development Co., Ltd.	191,447
3,600	Sumitomo Rubber Industries Ltd.	34,586
1,700	Sundrug Co., Ltd.	63,277
2,800	Suntory Beverage & Food Ltd.	107,887
41,500	Sushiro Global Holdings Ltd.	962,670
1,400	Suzuken Co., Ltd.	51,954
49,200	Suzuki Motor Corp.	2,010,673
3,600	Sysmex Corp.	314,047
292,285	T&D Holdings Inc.	3,033,085
2,700	Taiheiyo Cement Corp.	68,432
3,800	Taisei Corp.	130,837
600	Taisho Pharmaceutical Holdings Co., Ltd.	36,952
2,800	Taiyo Nippon Sanso Corp.	48,950
21,000	Taiyo Yuden Co., Ltd.	564,341
335,654	Takeda Pharmaceutical Co., Ltd.	12,483,765
26,700	Takeuchi Manufacturing Co., Ltd.	558,917
2,700	TDK Corp.	278,958
4,100	Teijin Ltd.	64,278
47,900	Terumo Corp.	1,943,601
50,710	THK Co., Ltd.	1,175,458
31,600	TIS Inc.	630,418
4,100	Tobu Railway Co., Ltd.	127,861
70,400	Toda Corp.	459,519
2,300	Toho Co., Ltd.	87,359
1,500	Toho Gas Co., Ltd.	66,193
9,100	Tohoku Electric Power Co., Inc.	92,368
54,800	Tokio Marine Holdings Inc.	2,522,891
800	Tokyo Century Corp.	40,941
32,400	Tokyo Electric Power Co. Holdings Inc.*	95,230
3,100	Tokyo Electron Ltd.	790,275
8,000	Tokyo Gas Co., Ltd.	177,994
77,800	Tokyo Steel Manufacturing Co., Ltd.	520,722
10,800	Tokyotokeiba Co., Ltd.	499,270
10,600	Tokyu Corp.	141,511
12,100	Tokyu Fudosan Holdings Corp.	51,893
5,800	Toppan Printing Co., Ltd.	89,963
29,400	Toray Industries Inc.	139,270
8,200	Toshiba Corp.	235,786
5,500	Tosoh Corp.	81,492
3,000	TOTO Ltd.	130,974
1,800	Toyo Suisan Kaisha Ltd.	102,193
52,300	Toyo Tire Corp.	869,394
1,200	Toyoda Gosei Co., Ltd.	26,135
3,100	Toyota Industries Corp.	180,396
86,800	Toyota Motor Corp.	5,735,987
4,500	Toyota Tsusho Corp.	129,501

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.9% — (continued)
2,700	Trend Micro Inc.	$166,836
800	Tsuruha Holdings Inc.	106,815
8,600	Unicharm Corp.	374,647
59	United Urban Investment Corp., REIT	65,440
5,000	USS Co., Ltd.	84,325
7,000	Valor Holdings Co., Ltd.	178,926
1,800	Welcia Holdings Co., Ltd.	77,064
3,500	West Japan Railway Co.	183,216
2,500	Yakult Honsha Co., Ltd.	142,685
16,100	Yamada Denki Co., Ltd.	86,316
2,600	Yamaha Corp.	126,463
5,900	Yamaha Motor Co., Ltd.	92,643
6,500	Yamato Holdings Co., Ltd.	169,734
2,300	Yamazaki Baking Co., Ltd.	37,461
10,300	Yaoko Co., Ltd.	804,661
44,900	Yaskawa Electric Corp.	1,611,456
4,400	Yokogawa Electric Corp.	71,699
2,400	Yokohama Rubber Co., Ltd. (The)	37,478
260,853	Z Holdings Corp.	1,730,826
20,700	Zenkoku Hosho Co., Ltd.	731,401
2,100	ZOZO Inc.	59,020

	Total Japan	224,667,154

Jersey Channel Islands — 0.1%
212,848	Centamin PLC	596,901

Jordan — 0.1%
34,810	Hikma Pharmaceuticals PLC	1,103,280

Luxembourg — 0.2%
101,562	ArcelorMittal SA*	1,283,200
23,447	Aroundtown SA	128,351
284	Eurofins Scientific SE*	227,660
22,132	RTL Group SA	734,338
8,292	SES SA, FDR, Class A Shares	58,844
10,817	Tenaris SA	63,556

	Total Luxembourg	2,495,949

Macau — 0.1%
306,000	Sands China Ltd.	1,346,783
33,200	Wynn Macau Ltd.*	61,830

	Total Macau	1,408,613

Malaysia — 0.1%
780,174	CIMB Group Holdings Bhd	617,837

Mexico — 0.1%
298,824	Grupo Financiero Banorte SAB de CV, Class O Shares*	1,027,107

Netherlands — 5.2%
109,784	Aalberts NV	4,141,888
183,102	ABN AMRO Group NV, Dutch Certificate, GDR*(d)	1,743,886
1,726	Adyen NV*(d)	2,909,962
37,524	Aegon NV	104,433
69,495	Akzo Nobel NV	6,877,232
13,050	Altice Europe NV*	57,845
3,925	Argenx SE*	908,970
10,647	ASM International NV	1,600,638
36,384	ASML Holding NV	13,643,498

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Netherlands — 5.2% — (continued)
22,902	ASR Nederland NV	$793,781
13,993	Boskalis Westminster(a)	293,180
11,570	Euronext NV(d)	1,406,451
2,286	EXOR NV	134,650
15,132	Flow Traders(d)	596,020
2,445	Heineken Holding NV	200,488
5,457	Heineken NV	505,575
1,144,592	ING Groep NV	9,311,624
30,597	Intertrust NV(d)	549,860
6,431	Just Eat Takeaway.com NV*(d)	715,446
23,174	Koninklijke Ahold Delhaize NV	697,952
3,629	Koninklijke DSM NV	582,798
75,808	Koninklijke KPN NV	198,888
61,000	Koninklijke Philips NV	2,884,656
1,492	Koninklijke Vopak NV	81,937
6,148	NN Group NV	231,429
332,736	PostNL NV*	990,740
10,261	Prosus NV*	1,026,439
4,811	QIAGEN NV*	244,423
2,400	Randstad NV	124,993
268,405	Royal Dutch Shell PLC, Class A Shares	3,983,718
362,216	Royal Dutch Shell PLC, Class B Shares	5,101,958
40,347	SBM Offshore NV	698,333
20,459	Signify NV*(d)	682,948
385,308	VEON Ltd., ADR	547,137
5,748	Wolters Kluwer NV	471,891

	Total Netherlands	65,045,667

New Zealand — 0.4%
15,616	a2 Milk Co., Ltd. (The)*	195,029
23,296	Auckland International Airport Ltd.	103,698
11,954	Fisher & Paykel Healthcare Corp., Ltd.	296,353
17,295	Mercury NZ Ltd.	60,336
27,194	Meridian Energy Ltd.	93,036
8,488	Ryman Healthcare Ltd.	76,746
38,983	Spark New Zealand Ltd.	126,801
59,727	Xero Ltd.*	4,410,251

	Total New Zealand	5,362,250

Norway — 0.7%
5,047	Adevinta ASA*	94,170
141,069	DNB ASA	2,257,346
35,406	Entra ASA(d)	483,820
180,680	Equinor ASA	2,924,564
3,986	Gjensidige Forsikring ASA	84,839
9,327	Mowi ASA	182,082
610,555	Norsk Hydro ASA	1,944,801
15,938	Orkla ASA	162,177
1,911	Schibsted ASA, Class B Shares	75,701
60,650	Sparebanken Vest	450,969
15,305	Telenor ASA	248,800
3,757	Yara International ASA	157,285

	Total Norway	9,066,554

Portugal — 0.0%
54,315	EDP — Energias de Portugal SA	275,134
10,637	Galp Energia SGPS SA	113,826

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Portugal — 0.0% — (continued)
5,342	Jeronimo Martins SGPS SA	$87,662

	Total Portugal	476,622

Russia — 0.2%
252,762	Gazprom PJSC, ADR	1,219,393
6,645	LUKOIL PJSC, ADR	446,744
78,426	Sberbank of Russia PJSC, ADR*	956,797

	Total Russia	2,622,934

Singapore — 0.5%
61,676	Ascendas Real Estate Investment Trust, REIT	149,880
59,019	CapitaLand Commercial Trust, REIT	72,528
51,500	CapitaLand Ltd.	104,331
50,600	CapitaLand Mall Trust, REIT	72,548
9,400	City Developments Ltd.	55,362
37,800	DBS Group Holdings Ltd.	578,707
861,400	Frasers Logistics & Industrial Trust, REIT	844,784
128,300	Genting Singapore Ltd.	65,925
2,100	Jardine Cycle & Carriage Ltd.	29,146
30,900	Keppel Corp., Ltd.	103,885
48,500	Mapletree Commercial Trust, REIT	68,127
57,300	Mapletree Logistics Trust, REIT	86,932
232,600	Oversea-Chinese Banking Corp., Ltd.	1,479,833
243,000	Riverstone Holdings Ltd.	718,185
28,650	Singapore Airlines Ltd.	76,507
17,600	Singapore Exchange Ltd.	111,019
33,100	Singapore Technologies Engineering Ltd.	82,453
173,300	Singapore Telecommunications Ltd.	292,021
48,500	Suntec Real Estate Investment Trust, REIT	49,625
24,803	United Overseas Bank Ltd.	356,010
9,271	UOL Group Ltd.	44,709
5,800	Venture Corp., Ltd.	84,263
40,800	Wilmar International Ltd.	130,210

	Total Singapore	5,656,990

South Africa — 0.2%
114,564	Gold Fields Ltd., ADR	1,492,769
60,848	Impala Platinum Holdings Ltd.	559,273
151,668	MTN Group Ltd.	545,764

	Total South Africa	2,597,806

South Korea — 2.0%
7,295	Coway Co., Ltd.	490,321
10,700	Douzone Bizon Co., Ltd.	906,365
22,514	Echo Marketing Inc.	556,243
3,054	GS Home Shopping Inc.	299,989
37,920	Hankook Tire & Technology Co., Ltd.	937,339
13,180	Hite Jinro Co., Ltd.	408,367
62,519	KB Financial Group Inc.	1,936,103
185,548	KT Corp., ADR	1,825,792
7,909	Maeil Dairies Co., Ltd.	452,666
25,666	Neowiz*	662,300
66,433	Partron Co., Ltd.	567,289
172,092	Samsung Electronics Co., Ltd.	7,826,985
39,854	Samsung Engineering Co., Ltd.*	377,217
4,770	Samsung SDI Co., Ltd.	1,813,086
13,180	Seegene Inc.	2,923,462

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

South Korea — 2.0% — (continued)
17,668	SFA Engineering Corp.	$491,091
63,357	Shinhan Financial Group Co., Ltd.	1,577,907
6,800	Soulbrain Co., Ltd.*	1,241,408

	Total South Korea	25,293,930

Spain — 2.5%
5,760	ACS Actividades de Construccion y Servicios SA	141,302
16,389	Aena SME SA(d)	2,449,702
87,658	Amadeus IT Group SA(d)	4,947,981
38,255	Applus Services SA*	314,956
1,634,425	Banco Bilbao Vizcaya Argentaria SA	4,830,885
349,864	Banco Santander SA	785,897
117,238	Bankinter SA	634,932
2,026,988	CaixaBank SA	4,493,602
6,661	Cellnex Telecom SA(d)	426,519
28,950	Cia de Distribucion Integral Logista Holdings SA	513,705
4,798	Enagas SA	117,427
6,687	Endesa SA	185,530
10,504	Ferrovial SA	280,910
71,530	Grifols SA	1,940,006
366,807	Iberdrola SA	4,622,794
70,552	Industria de Diseno Textil SA	1,981,481
24,292	Mapfre SA	46,007
63,832	Merlin Properties Socimi SA, REIT	575,368
6,265	Naturgy Energy Group SA	120,846
3,657	Pharma Mar SA	371,969
872,774	Prosegur Cash SA(d)	723,674
9,186	Red Electrica Corp. SA	175,700
30,550	Repsol SA	241,230
5,015	Siemens Gamesa Renewable Energy SA	134,761
102,479	Telefonica SA	405,500
6,283	Viscofan SA	465,072

	Total Spain	31,927,756

Sweden — 2.6%
6,676	Alfa Laval AB	163,040
79,379	Assa Abloy AB, Class B Shares	1,836,591
108,000	Atlas Copco AB, Class A Shares	4,989,684
8,281	Atlas Copco AB, Class B Shares	332,272
5,804	Boliden AB	173,328
61,853	Dometic Group AB(d)	760,242
4,612	Electrolux AB, Series B	100,051
171,888	Epiroc AB, Class A Shares	2,561,359
7,444	Epiroc AB, Class B Shares	107,127
5,134	EQT AB	94,601
12,769	Essity AB, Class B Shares	439,554
24,734	Evolution Gaming Group AB(d)	1,853,346
36,904	Getinge AB, Class B Shares	819,926
17,048	Hennes & Mauritz AB, Class B Shares	272,225
6,065	Hexagon AB, Class B Shares	439,757
8,868	Husqvarna AB, Class B Shares	96,300
2,167	ICA Gruppen AB	106,320
3,262	Industrivarden AB, Class C Shares	86,031
3,190	Investment AB Latour, Class B Shares	71,134
9,589	Investor AB, Class B Shares	611,942
5,008	Kinnevik AB, Class B Shares	193,278

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Sweden — 2.6% — (continued)
5,008	Kinnevik AB, Class B Shares*	$4,024
1,434	L E Lundbergforetagen AB, Class B Shares	65,458
3,909	Lundin Energy AB	95,470
6,720	Nibe Industrier AB, Class B Shares	188,954
14,307	Nordic Entertainment Group AB, Class B Shares	596,584
54,217	Peab AB, Class B Shares	529,990
29,995	Recipharm AB, Class B Shares*	516,797
23,768	Sandvik AB	466,173
6,130	Securitas AB, Class B Shares	87,359
34,264	Skandinaviska Enskilda Banken AB, Class A Shares	339,929
7,101	Skanska AB, Class B Shares	144,803
8,075	SKF AB, Class B Shares	161,046
14,982	Stillfront Group AB*	1,611,852
13,056	Svenska Cellulosa AB SCA, Class B Shares*	168,382
115,690	Svenska Handelsbanken AB, Class A Shares	1,163,144
70,175	Swedbank AB, Class A Shares	1,190,479
61,321	Swedish Match AB	4,653,094
10,597	Tele2 AB, Class B Shares	150,093
61,449	Telefonaktiebolaget LM Ericsson, Class B Shares	714,037
53,174	Telia Co. AB	204,886
141,404	Volvo AB, Class B Shares	2,704,767
62,858	Wihlborgs Fastigheter AB	1,005,555

	Total Sweden	32,870,984

Switzerland — 10.1%
267,408	ABB Ltd., Class Registered Shares	6,790,262
68,129	Adecco Group AG, Class Registered Shares	3,559,023
28,167	Alcon Inc.*	1,599,485
943	Baloise Holding AG, Class Registered Shares	146,767
649	Banque Cantonale Vaudoise, Class Registered Shares	69,336
1,056	Barry Callebaut AG, Class Registered Shares	2,335,813
1,587	Bucher Industries AG, Class Registered Shares	593,822
3,669	Cembra Money Bank AG	437,395
208	Chocoladefabriken Lindt & Spruengli AG	1,771,563
2	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	176,631
105,479	Cie Financiere Richemont SA, Class Registered Shares	6,984,954
4,226	Clariant AG, Class Registered Shares	87,846
22,844	Coca-Cola HBC AG	608,902
51,122	Credit Suisse Group AG, Class Registered Shares	561,459
174	EMS-Chemie Holding AG, Class Registered Shares(a)	156,909
412	Forbo Holding AG, Class Registered Shares	681,086
6,809	Galenica AG(d)	488,774
780	Geberit AG, Class Registered Shares	449,061
194	Givaudan SA, Class Registered Shares	814,086
210,389	Glencore PLC*	475,798
3,383	Helvetia Holding AG, Class Registered Shares	318,090
50,315	Julius Baer Group Ltd.	2,408,895
1,146	Kuehne + Nagel International AG, Class Registered Shares*	221,852
77,985	LafargeHolcim Ltd., Class Registered Shares*	3,698,104
38,249	Logitech International SA, Class Registered Shares	2,825,145
8,580	Lonza Group AG, Class Registered Shares	5,316,658
120,128	Nestlé SA, Class Registered Shares	14,435,623
176,696	Novartis AG, Class Registered Shares	15,231,876
397	Partners Group Holding AG	402,884
7,350	PSP Swiss Property AG, Class Registered Shares	878,193
57,083	Roche Holding AG	19,950,352

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Switzerland — 10.1% — (continued)
6,034	Schindler Holding AG	$1,608,963
427	Schindler Holding AG, Class Registered Shares	112,298
128	SGS SA, Class Registered Shares	330,938
20,085	Sika AG, Class Registered Shares	4,810,994
1,169	Sonova Holding AG, Class Registered Shares*	272,861
167,199	STMicroelectronics NV	5,024,862
1,266	Straumann Holding AG, Class Registered Shares	1,244,122
8,817	Sulzer AG, Class Registered Shares	784,264
603	Swatch Group AG (The)	127,592
1,068	Swatch Group AG (The), Class Registered Shares	42,085
3,697	Swiss Life Holding AG, Class Registered Shares	1,494,232
1,612	Swiss Prime Site AG, Class Registered Shares	145,048
6,204	Swiss Re AG	498,301
550	Swisscom AG, Class Registered Shares	304,158
16,116	Temenos AG, Class Registered Shares	2,598,186
362,148	UBS Group AG, Class Registered Shares	4,408,628
13,596	VAT Group AG(d)	2,645,517
966	Vifor Pharma AG	142,552
12,523	Vontobel Holding AG, Class Registered Shares(a)	923,590
16,653	Wizz Air Holdings PLC*(d)	873,092
9,630	Zurich Insurance Group AG	3,563,141

	Total Switzerland	126,432,068

Taiwan — 0.8%
3,037,455	Innolux Corp.*	937,713
2,315,031	Shin Kong Financial Holding Co., Ltd.	651,980
587,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,530,092

	Total Taiwan	10,119,785

Thailand — 0.1%
431,234	Kasikornbank PCL, NVDR	1,164,777

United Kingdom — 12.7%
20,296	3i Group PLC	254,486
4,051	Admiral Group PLC	142,729
99,043	Anglo American PLC	2,426,284
9,255	Ashtead Group PLC	322,281
7,560	Associated British Foods PLC	208,404
27,626	AstraZeneca PLC	3,078,180
18,689	Atlantica Sustainable Infrastructure PLC	561,231
109,025	Auto Trader Group PLC(d)	820,803
1,319	AVEVA Group PLC	89,428
840,544	Aviva PLC	3,176,409
173,666	B&M European Value Retail SA	1,105,025
253,031	Babcock International Group PLC	920,349
67,496	BAE Systems PLC	468,811
544,451	Balfour Beatty PLC	1,622,983
3,536,312	Barclays PLC	5,349,430
21,587	Barratt Developments PLC	152,938
2,564	Berkeley Group Holdings PLC	156,179
40,806	Blue Prism Group PLC*(a)	865,122
520,498	boohoo Group PLC*	2,013,012
2,127,208	BP PLC	7,422,435
190,293	British American Tobacco PLC	6,480,498
166,151	British Land Co. PLC (The), REIT	817,752
203,186	Britvic PLC	2,301,885
1,042,435	BT Group PLC	1,458,272

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 12.7% — (continued)
74,351	Bunzl PLC	$2,407,194
101,960	Burberry Group PLC	1,981,591
377,614	Cairn Energy PLC*	710,803
1,189,279	Centrica PLC	732,308
21,498	CNH Industrial NV	170,333
33,436	Coca-Cola European Partners PLC	1,376,226
328,456	Compass Group PLC	5,358,771
39,488	Computacenter PLC	1,077,285
13,064	Cranswick PLC	651,381
2,735	Croda International PLC	215,306
118,083	Diageo PLC	3,949,869
29,178	Direct Line Insurance Group PLC	115,782
61,357	Electrocomponents PLC	556,909
12,864	Evraz PLC	55,749
24,174	Ferguson PLC	2,383,524
23,284	Fiat Chrysler Automobiles NV	256,669
43,142	Future PLC	864,006
233,492	G4S PLC	448,205
45,042	Gamesys Group PLC*	698,313
26,329	Gamma Communications PLC	556,086
208,897	GlaxoSmithKline PLC	4,110,758
8,056	Halma PLC	238,853
7,046	Hargreaves Lansdown PLC	152,254
49,394	HomeServe PLC	857,696
427,667	HSBC Holdings PLC	1,885,030
41,542	IG Group Holdings PLC	440,344
49,103	IMI PLC	691,830
19,925	Imperial Brands PLC	335,334
31,875	Informa PLC	177,750
3,670	InterContinental Hotels Group PLC	216,153
27,820	Intermediate Capital Group PLC	508,365
446,038	International Consolidated Airlines Group SA(a)	1,289,670
3,398	Intertek Group PLC	266,904
857,528	J Sainsbury PLC	2,106,900
9,026	JD Sports Fashion PLC	87,571
38,600	Johnson Matthey PLC	1,225,466
711,689	Kingfisher PLC	2,589,050
113,309	Land Securities Group PLC, REIT	875,624
765,124	Legal & General Group PLC	2,247,565
12,924	Linde PLC	3,242,538
1,479,729	Lloyds Banking Group PLC	567,067
24,399	London Stock Exchange Group PLC	2,870,152
270,583	LondonMetric Property PLC, REIT	856,510
53,910	M&G PLC	124,671
449,327	Marks & Spencer Group PLC	667,309
1,296,700	Melrose Industries PLC	1,764,564
113,353	Micro Focus International PLC	456,059
10,304	Mondi PLC	201,236
221,894	National Grid PLC	2,504,204
98,091	Natwest Group PLC	147,907
74,213	Next PLC	5,989,951
158,684	Ocado Group PLC*	5,318,702
149,862	OneSavings Bank PLC	608,997
15,839	Pearson PLC	118,138
6,714	Persimmon PLC	234,956
78,379	Pets at Home Group PLC	308,452

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 12.7% — (continued)
364,367	Prudential PLC	$6,020,235
14,943	Reckitt Benckiser Group PLC	1,503,926
90,479	Redrow PLC	555,102
90,534	RELX PLC	2,060,388
39,244	Rentokil Initial PLC	279,609
204,159	Rightmove PLC	1,729,701
7,815	Rio Tinto Ltd.	558,601
23,615	Rio Tinto PLC	1,448,209
1,254,105	Rolls-Royce Holdings PLC*	4,033,373
20,630	RSA Insurance Group PLC	124,964
112,503	Safestore Holdings PLC, REIT	1,177,754
22,654	Sage Group PLC (The)	224,623
2,625	Schroders PLC	101,690
24,370	Segro PLC, REIT	310,390
5,049	Severn Trent PLC	158,003
82,515	Smith & Nephew PLC	1,678,244
8,407	Smiths Group PLC	157,288
1,563	Spirax-Sarco Engineering PLC	214,053
227,404	Spirent Communications PLC	886,108
21,684	SSE PLC	367,169
11,202	St. James’s Place PLC	146,718
420,037	Standard Chartered PLC	2,196,204
49,835	Standard Life Aberdeen PLC	158,015
176,127	Stock Spirits Group PLC	517,804
84,110	Tate & Lyle PLC	770,414
79,091	Taylor Wimpey PLC	129,410
206,184	Tesco PLC	604,693
333,956	Trainline PLC*(d)	1,767,413
23,153	Ultra Electronics Holdings PLC	722,987
30,753	Unilever NV	1,783,714
81,328	Unilever PLC	4,866,677
51,991	UNITE Group PLC (The), REIT	672,403
14,470	United Utilities Group PLC	161,473
1,482,250	Vodafone Group PLC	2,187,087
94,386	WH Smith PLC(d)	1,485,027
57,662	Whitbread PLC	1,955,205
51,017	WM Morrison Supermarkets PLC	131,143
246,507	WPP PLC	2,127,370

	Total United Kingdom	159,038,953

United States — 0.8%
872	Booking Holdings Inc.*	1,665,912
12,638	EPAM Systems Inc.*	4,133,890
1	International Flavors & Fragrances Inc.	89
47,692	Ovintiv Inc.(a)	527,676
241,780	Reliance Worldwide Corp., Ltd.	669,693
19,980	ResMed Inc.	3,611,984

	Total United States	10,609,244

	TOTAL COMMON STOCKS (Cost — $1,014,865,272)	1,216,241,426

PREFERRED STOCKS — 0.9%

Germany — 0.9%
1,135	Bayerische Motoren Werke AG, Class Preferred Shares	63,799
1,266	FUCHS PETROLUB SE, Class Preferred Shares	59,704
3,751	Henkel AG & Co. KGaA, Class Preferred Shares	382,228

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units		Security	Value

Germany — 0.9% — (continued)
3,249		Porsche Automobil Holding SE, Class Preferred Shares	$198,852
749		Sartorius AG, Class Preferred Shares	317,209
60,183		Volkswagen AG, Class Preferred Shares	10,023,794

		Total Germany	11,045,586

		TOTAL PREFERRED STOCKS (Cost — $8,006,128)	11,045,586

CLOSED END MUTUAL FUND SECURITIES — 0.1%

United States — 0.1%
10,751		iShares® Core MSCI EAFE ETF, Common Class Shares	660,434
11,488		Vanguard FTSE Developed Markets ETF, Common Class	481,003

		Total United States	1,141,437

		TOTAL CLOSED END MUTUAL FUND SECURITIES (Cost — $1,006,397)	1,141,437

RIGHTS — 0.0%

Australia — 0.0%
4,951		Sydney Airport*(b)	4,237
3,901		Tabcorp Holdings Ltd.*	1,065

		Total Australia	5,302

		TOTAL RIGHTS (Cost — $0)	5,302

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,023,877,797)	1,228,433,751

Face Amount†

SHORT-TERM INVESTMENTS (e) — 2.2%

MONEY MARKET FUND — 0.4%
$5,375,517		Invesco STIT — Government & Agency Portfolio, 0.028%, Institutional Class(f) (Cost — $5,375,517)	5,375,517

TIME DEPOSITS — 1.8%
6,845,296		ANZ National Bank — London, 0.010% due 9/1/20	6,845,296
122,737		Barclays Bank PLC — London, 0.010% due 9/1/20	122,737
		BBH — Grand Cayman:
8,986	EUR	(0.690)% due 9/1/20	10,724
101,413	DKK	(0.650)% due 9/1/20	16,260
9	SEK	(0.250)% due 9/1/20	1
76,297	JPY	(0.230)% due 9/1/20	720
292,161	NOK	(0.150)% due 9/1/20	33,444
75,243	AUD	0.010% due 9/1/20	55,507
2,370	GBP	0.010% due 9/1/20	3,168
77,099	NZD	0.010% due 9/1/20	51,941
34,729	SGD	0.010% due 9/1/20	25,525
2,340	CAD	0.030% due 9/1/20	1,794
100,461	HKD	0.150% due 9/1/20	12,962
1,105	ZAR	4.500% due 9/1/20	65
		BNP Paribas — Paris:
479,769	CHF	(1.430)% due 9/1/20	530,776
256,918	EUR	(0.690)% due 9/1/20	306,606
		Citibank — London:
54,010	EUR	(0.690)% due 9/1/20	64,455
305,863	GBP	0.010% due 9/1/20	408,862

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Face Amount†		Security	Value

TIME DEPOSITS — 1.8% — (continued)
$9,534,103		Citibank — New York, 0.010% due 9/1/20	$9,534,103
451,578	HKD	HSBC Bank — Hong Kong, 0.150% due 9/1/20	58,267
3,710,626		JPMorgan Chase & Co. — New York, 0.010% due 9/1/20	3,710,626
240,729	SEK	Skandinaviska Enskilda Banken AB — Sweden, (0.250)% due 9/1/20	27,831
		Sumitomo Mitsui Banking Corp. — Tokyo:
19,984,112	JPY	(0.230)% due 9/1/20	188,663
187,494		0.010% due 9/1/20	187,494

		TOTAL TIME DEPOSITS (Cost — $22,197,827)	22,197,827

		TOTAL SHORT-TERM INVESTMENTS (Cost — $27,573,344)	27,573,344

		TOTAL INVESTMENTS — 100.1% (Cost — $1,051,451,141)	1,256,007,095

		Liabilities in Excess of Other Assets — (0.1)%	(1,678,546)

		TOTAL NET ASSETS — 100.0%	$1,254,328,549

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Security trades on the Hong Kong exchange.
(d)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $42,473,173 and represents 3.4% of net assets.

(e)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 1.8%.
(f)	Represents investments of collateral received from securities lending transactions.

At August 31, 2020, for International Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
International Equity Fund	$1,102,283,868	$302,046,283	$(145,024,519)	$157,021,764

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CDI	— Clearing House Electronics System (CHESS) Depositary Interest
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Summary of Investments by Security Sector^
Industrials	16.6%
Financials	14.9
Consumer Discretionary	13.6
Health Care	12.4
Information Technology	12.4
Consumer Staples	7.7
Materials	6.9
Communication Services	5.1
Energy	3.7
Real Estate	2.7
Utilities	2.2
Short-Term Investments	1.8

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2020, International Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro STOXX 50 September Futures	14	9/20	$541,099	$545,503	$4,404
FTSE 100 Index September Futures	4	9/20	328,607	318,762	(9,845)
SPI 200 Index September Futures	2	9/20	220,369	222,416	2,047
TOPIX Index September Futures	3	9/20	452,349	457,682	5,333

					$1,939

At August 31, 2020, International Equity Fund had deposited cash of $151,155 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.8%

Argentina — 0.3%
1,091	Globant SA*	$193,740
1,255	MercadoLibre Inc.*	1,466,580
1,726	Telecom Argentina SA, ADR	11,668
5,996	YPF SA, ADR*	33,458

	Total Argentina	1,705,446

Brazil — 4.0%
137,387	Ambev SA	308,636
11,300	Atacadao SA	40,315
5,989	B2W Cia Digital*	122,508
58,377	B3 SA — Brasil Bolsa Balcao	626,415
40,839	Banco Bradesco SA	141,826
6,360	Banco BTG Pactual SA	93,235
578,709	Banco do Brasil SA	3,448,154
12,695	Banco Santander Brasil SA	65,517
488,415	BB Seguridade Participacoes SA	2,351,294
16,663	BRF SA*	59,571
798,306	CCR SA	1,941,971
7,810	Centrais Eletricas Brasileiras SA	50,611
9,781	Cia de Saneamento Basico do Estado de Sao Paulo	85,231
36,234	Cielo SA	30,153
59,420	Cogna Educacao	61,809
4,986	Compania Brasileira de Distribuicao	57,788
17,041	Compania Siderurgica Nacional SA	47,301
4,551	Cosan SA	69,141
4,500	CPFL Energia SA	23,602
5,411	Energisa SA	42,905
6,028	Engie Brasil Energia SA	46,896
25,170	Equatorial Energia SA	106,565
406,750	Fleury SA	1,937,364
6,472	Hapvida Participacoes e Investimentos SA(a)	76,452
8,769	Hypera SA	50,649
22,752	IRB Brasil Resseguros SA	29,604
8,176	IRB Brasil Resseguros SA*(b)	10,325
32,529	JBS SA	133,210
16,556	Klabin SA	77,648
17,920	Localiza Rent a Car SA	157,724
119,200	Locaweb Servicos de Internet SA, (Restricted, cost — $463,324, acquired 4/17/20)*(a)(c)	1,336,505
22,269	Lojas Renner SA	176,658
21,148	Magazine Luiza SA	359,767
654,300	Movida Participacoes SA	1,945,097
8,820	Multiplan Empreendimentos Imobiliarios SA	33,511
20,821	Natura & Co. Holding SA	187,475
13,695	Notre Dame Intermedica Participacoes SA	185,193
23,151	Petrobras Distribuidora SA	90,159
102,248	Petroleo Brasileiro SA	416,478
2,824	Porto Seguro SA	27,242
5,958	Raia Drogasil SA	117,209
594,538	Rumo SA*	2,452,061
7,063	Sul America SA	55,656
14,730	Suzano SA*	134,943
26,912	TIM Participações SA	70,329
22,998	Ultrapar Participações SA	81,589
105,630	Vale SA	1,150,428
37,547	Vasta Platform Ltd., Class A Shares*	589,863

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Brazil — 4.0% — (continued)
35,150	Via Varejo SA*	$131,499
24,080	WEG SA	283,966

	Total Brazil	22,120,048

Britain — 0.4%
1,060,959	Helios Towers PLC*	2,169,903

Chile — 0.2%
28,101	Aguas Andinas SA, Class A Shares	8,422
1,424,823	Banco de Chile	119,114
1,605	Banco de Credito e Inversiones SA	50,582
1,935,679	Banco Santander Chile	74,449
42,252	Cencosud SA	62,503
12,906	Cencosud Shopping SA	19,276
2,598	Cia Cervecerias Unidas SA	17,081
252,929	Colbun SA	39,042
4,335	Empresa Nacional de Telecomunicaciones SA	26,244
31,677	Empresas CMPC SA	65,807
12,701	Empresas COPEC SA	93,142
972,556	Enel Americas SA	139,954
891,227	Enel Chile SA	68,556
22,952	SACI Falabella	72,334

	Total Chile	856,506

China — 33.8%
9,300	360 Security Technology Inc., Class A Shares*	25,360
32,500	3SBio Inc.*(a)	38,150
884	51job Inc., ADR*	57,937
2,762	58.com Inc., ADR*	152,904
274,982	AAC Technologies Holdings Inc.(d)	1,732,764
6,200	AECC Aviation Power Co., Ltd., Class A Shares	40,308
42,000	Agile Group Holdings Ltd.	57,782
153,400	Agricultural Bank of China Ltd., Class A Shares	71,844
799,000	Agricultural Bank of China Ltd., Class H Shares(e)	266,318
7,073	Aier Eye Hospital Group Co., Ltd., Class A Shares	53,684
68,000	Air China Ltd., Class H Shares(e)	46,701
6,600	Aisino Corp., Class A Shares	17,319
12,000	AK Medical Holdings Ltd.(a)	30,539
112,526	Alibaba Group Holding Ltd., ADR*	32,298,338
857,250	A-Living Services Co., Ltd., (Restricted, cost — $1,190,999, acquired 5/14/19), Class H Shares(a)(c)(e)	4,411,684
31,400	Aluminum Corp. of China Ltd., Class A Shares*	14,458
120,000	Aluminum Corp. of China Ltd., Class H Shares*(e)	29,188
2,500	Angel Yeast Co., Ltd., Class A Shares*	25,364
9,400	Anhui Conch Cement Co., Ltd., Class A Shares	83,404
495,337	Anhui Conch Cement Co., Ltd., Class H Shares(e)	3,579,017
1,100	Anhui Gujing Distillery Co., Ltd., Class A Shares	41,446
2,600	Anhui Gujing Distillery Co., Ltd., Class B Shares	32,937
30,000	ANTA Sports Products Ltd.	295,297
1,100	Asymchem Laboratories Tianjin Co., Ltd., Class A Shares	43,960
1,812	Autohome Inc., ADR	145,395
10,200	AVIC Aircraft Co., Ltd., Class A Shares	35,976
34,799	Avic Capital Co., Ltd., Class A Shares	25,509
4,000	AVIC Jonhon Optronic Technology Co., Ltd., Class A Shares	28,197
2,600	AVIC Shenyang Aircraft Co., Ltd., Class A Shares	22,411
76,000	AviChina Industry & Technology Co., Ltd., Class H Shares(e)	47,261
50,500	BAIC Motor Corp., Ltd., Class H Shares(a)(e)	24,084
26,103	Baidu Inc., ADR*	3,251,651

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
19,200	Bank of Beijing Co., Ltd., Class A Shares	$13,641
58,930	Bank of China Ltd., Class A Shares	28,200
2,230,000	Bank of China Ltd., Class H Shares(e)	727,217
39,800	Bank of Communications Co., Ltd., Class A Shares	27,469
298,000	Bank of Communications Co., Ltd., Class H Shares(e)	155,359
17,200	Bank of Hangzhou Co., Ltd., Class A Shares	32,484
15,300	Bank of Jiangsu Co., Ltd., Class A Shares	14,325
16,600	Bank of Nanjing Co., Ltd., Class A Shares	20,799
10,900	Bank of Ningbo Co., Ltd., Class A Shares	56,417
29,640	Bank of Shanghai Co., Ltd., Class A Shares	36,398
30,184	Baoshan Iron & Steel Co., Ltd., Class A Shares	21,730
15,227	Baozun Inc., ADR*(d)	631,007
7,930	BeiGene Ltd., ADR*	1,915,650
54,000	Beijing Capital International Airport Co., Ltd., Class H Shares(e)	38,081
5,100	Beijing New Building Materials PLC, Class A Shares*	24,420
4,900	Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A Shares	42,680
4,000	Beijing Tiantan Biological Products Corp., Ltd., Class A Shares*	24,717
5,800	Beijing Tongrentang Co., Ltd., Class A Shares	25,125
23,700	Beijing Yanjing Brewery Co., Ltd., Class A Shares	27,642
28,200	Beijing-Shanghai High Speed Railway Co., Ltd., Class A Shares*	25,647
5,637	BEST Inc., ADR*	22,548
1,400	Betta Pharmaceuticals Co., Ltd., Class A Shares*	26,740
1,000	BGI Genomics Co., Ltd., Class A Shares	21,349
2,981	Bilibili Inc., ADR*(d)	140,852
72,500	BOE Technology Group Co., Ltd., Class A Shares	58,017
2,500	BYD Co., Ltd., Class A Shares	30,956
20,000	BYD Co., Ltd., Class H Shares(e)	197,750
17,500	BYD Electronic International Co., Ltd.	73,523
1,800	Cansino Blologics Inc., Class H Shares*(a)(e)	37,925
227,000	CGN Power Co., Ltd., Class H Shares(a)(e)	49,146
800	Changchun High & New Technology Industry Group Inc., Class A Shares	54,586
24,700	Changjiang Securities Co., Ltd., Class A Shares	30,687
300	Chengdu Kanghong Pharmaceutical Group Co., Ltd., Class A Shares	2,114
35,000	China Aoyuan Group Ltd.	40,245
5,300	China Avionics Systems Co., Ltd., Class A Shares	13,778
255,000	China Cinda Asset Management Co., Ltd., Class H Shares(e)	48,605
233,000	China CITIC Bank Corp., Ltd., Class H Shares(e)	97,194
155,000	China Communications Construction Co., Ltd., Class H Shares(e)	86,588
82,000	China Communications Services Corp., Ltd., Class H Shares(e)	53,536
492,000	China Conch Venture Holdings Ltd.	2,127,738
21,100	China Construction Bank Corp., Class A Shares	19,086
11,426,224	China Construction Bank Corp., Class H Shares(e)	8,048,059
16,000	China East Education Holdings Ltd.(a)	35,194
27,298	China Eastern Airlines Corp., Ltd., Class A Shares	20,089
40,000	China Eastern Airlines Corp., Ltd., Class H Shares(e)	16,370
30,812	China Everbright Bank Co., Ltd., Class A Shares	17,271
148,000	China Everbright Bank Co., Ltd., Class H Shares(e)	52,947
58,000	China Evergrande Group	134,936
27,000	China Feihe Ltd.(a)	54,544
4,901	China Fortune Land Development Co., Ltd., Class A Shares	12,008
90,500	China Galaxy Securities Co., Ltd., Class H Shares(e)	54,031
1,500	China Greatwall Technology Group Co., Ltd., Class A Shares	3,872
45,500	China Hongqiao Group Ltd.	29,286
286,000	China Huarong Asset Management Co., Ltd., Class H Shares(a)(e)	32,739
102,000	China Huishan Dairy Holdings Co., Ltd.*(b)(f)	—
34,000	China International Capital Corp., Ltd., Class H Shares*(a)(e)	80,482

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
17,300	China Jushi Co., Ltd., Class A Shares	$37,347
32,000	China Lesso Group Holdings Ltd.	59,543
4,800	China Life Insurance Co., Ltd., Class A Shares	30,602
211,000	China Life Insurance Co., Ltd., Class H Shares(e)	507,576
8,600	China Literature Ltd.*(a)	52,980
98,000	China Longyuan Power Group Corp., Ltd., Class H Shares(e)	61,482
41,000	China Medical System Holdings Ltd.	46,173
33,900	China Merchants Bank Co., Ltd., Class A Shares	186,185
747,391	China Merchants Bank Co., Ltd., Class H Shares(e)	3,553,566
20,400	China Merchants Energy Shipping Co., Ltd., Class A Shares	19,201
9,230	China Merchants Securities Co., Ltd., Class A Shares*	29,033
14,820	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A Shares	36,077
55,920	China Minsheng Banking Corp., Ltd., Class A Shares	45,267
180,200	China Minsheng Banking Corp., Ltd., Class H Shares(e)	109,549
26,600	China Molybdenum Co., Ltd., Class A Shares	16,577
108,000	China Molybdenum Co., Ltd., Class H Shares(e)	43,699
114,000	China National Building Material Co., Ltd., Class H Shares(e)	159,373
18,900	China National Nuclear Power Co., Ltd., Class A Shares	12,843
600	China National Software & Service Co., Ltd., Class A Shares	8,636
30,000	China Oilfield Services Ltd., Class H Shares(e)	23,431
10,500	China Pacific Insurance Group Co., Ltd., Class A Shares	47,093
74,200	China Pacific Insurance Group Co., Ltd., Class H Shares(e)	204,360
38,900	China Petroleum & Chemical Corp., Class A Shares	22,861
666,000	China Petroleum & Chemical Corp., Class H Shares(e)	306,085
21,599	China Railway Construction Corp., Ltd., Class A Shares	28,102
60,500	China Railway Construction Corp., Ltd., Class H Shares(e)	46,213
27,800	China Railway Group Ltd., Class A Shares	22,698
118,000	China Railway Group Ltd., Class H Shares(e)	60,491
26,000	China Railway Signal & Communication Corp., Ltd., Class H Shares(a)(e)	10,531
193,000	China Reinsurance Group Corp., Class H Shares(e)	20,537
63,500	China Resources Pharmaceutical Group Ltd.(a)	35,867
6,299	China Shenhua Energy Co., Ltd., Class A Shares	14,839
1,297,500	China Shenhua Energy Co., Ltd., Class H Shares(e)	2,153,394
21,800	China Shipbuilding Industry Co., Ltd., Class A Shares*	15,416
9,100	China South Publishing & Media Group Co., Ltd., Class A Shares	14,863
20,400	China Southern Airlines Co., Ltd., Class A Shares*	17,426
44,000	China Southern Airlines Co., Ltd., Class H Shares*(e)	23,131
1,100	China Spacesat Co., Ltd., Class A Shares	6,328
91,240	China State Construction Engineering Corp., Ltd., Class A Shares	68,316
350,000	China Telecom Corp., Ltd., Class H Shares(e)	114,617
3,435	China Tourism Group Duty Free Corp., Ltd., Class A Shares	104,123
1,318,000	China Tower Corp., Ltd., Class H Shares(a)(e)	251,224
45,400	China United Network Communications Ltd., Class A Shares	34,376
15,600	China Vanke Co., Ltd., Class A Shares	61,983
509,300	China Vanke Co., Ltd., Class H Shares(e)	1,576,726
39,200	China Yangtze Power Co., Ltd., Class A Shares	110,289
34,000	China Yuhua Education Corp., Ltd.(a)	32,532
8,800	Chinese Universe Publishing & Media Group Co., Ltd., Class A Shares	16,946
4,100	Chongqing Changan Automobile Co., Ltd., Class A Shares*	7,002
24,000	Chongqing Rural Commercial Bank Co., Ltd., Class H Shares(e)	9,772
2,700	Chongqing Zhifei Biological Products Co., Ltd., Class A Shares	53,164
84,000	CIFI Holdings Group Co., Ltd.	71,301
15,100	CITIC Securities Co., Ltd., Class A Shares	69,916
61,000	CITIC Securities Co., Ltd., Class H Shares(e)	145,808
2,503,821	CNOOC Ltd.	2,826,790
3,900	Contemporary Amperex Technology Co., Ltd., Class A Shares	116,977

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
36,000	COSCO SHIPPING Energy Transportation Co., Ltd., Class H Shares(e)	$16,513
69,000	COSCO SHIPPING Holdings Co., Ltd., Class H Shares*(e)	34,570
207,000	Country Garden Holdings Co., Ltd.	254,318
39,000	Country Garden Services Holdings Co., Ltd.	271,316
39,299	CRRC Corp., Ltd., Class A Shares	33,582
4,949,000	CRRC Corp., Ltd., Class H Shares(e)	2,219,970
6,900	CSC Financial Co., Ltd., Class A Shares	52,557
163,200	CSPC Pharmaceutical Group Ltd.	361,531
59,000	Dali Foods Group Co., Ltd.(a)	36,089
34,999	Daqin Railway Co., Ltd., Class A Shares	33,797
2,540	Dawning Information Industry Co., Ltd., Class A Shares	16,733
800	DHC Software Co., Ltd., Class A Shares	1,362
86,000	Dongfeng Motor Group Co., Ltd., Class H Shares(e)	59,228
16,260	East Money Information Co., Ltd., Class A Shares	61,968
120,500	ENN Energy Holdings Ltd.	1,331,261
4,181	Eve Energy Co., Ltd., Class A Shares	29,841
7,300	Everbright Securities Co., Ltd., Class A Shares	23,357
20,400	Financial Street Holdings Co., Ltd., Class A Shares	20,362
38,200	Focus Media Information Technology Co., Ltd., Class A Shares	41,962
5,400	Foshan Haitian Flavouring & Food Co., Ltd., Class A Shares	144,294
71,500	Fosun International Ltd.	79,211
16,400	Founder Securities Co., Ltd., Class A Shares*	20,944
15,000	Foxconn Industrial Internet Co., Ltd., Class A Shares	32,256
2,313,300	Fu Shou Yuan International Group Ltd.	2,384,599
16,400	Fuyao Glass Industry Group Co., Ltd., Class H Shares(a)(e)	52,698
3,000	Ganfeng Lithium Co., Ltd., Class A Shares	22,045
44,300	GD Power Development Co., Ltd., Class A Shares	13,245
50,785	GDS Holdings Ltd., ADR*(d)	4,110,538
9,300	Gemdale Corp., Class A Shares	19,416
26,000	Genscript Biotech Corp.*	50,063
8,200	GF Securities Co., Ltd., Class A Shares	19,315
48,800	GF Securities Co., Ltd., Class H Shares(e)	57,233
8,700	Giant Network Group Co., Ltd., Class A Shares	26,239
660	Gigadevice Semiconductor Beijing Inc., Class A Shares	19,183
2,100	Glodon Co., Ltd., Class A Shares	21,327
8,100	GoerTek Inc., Class A Shares	48,531
313,000	GOME Retail Holdings Ltd.*(d)	44,759
2,000	Gotion High-tech Co., Ltd., Class A Shares*	7,379
22,300	Grandjoy Holdings Group Co., Ltd., Class A Shares	17,790
93,000	Great Wall Motor Co., Ltd., Class H Shares(e)	100,633
5,499	Gree Electric Appliances Inc. of Zhuhai, Class A Shares	43,647
21,900	Greenland Holdings Corp., Ltd., Class A Shares	24,397
32,000	Greentown Service Group Co., Ltd.	42,864
1,752	GSX Techedu Inc. ADR, ADR*(d)	149,621
4,700	Guangdong Haid Group Co., Ltd., Class A Shares	48,491
30,000	Guanghui Energy Co., Ltd., Class A Shares*	12,725
66,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(e)	56,472
2,600	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A Shares	12,338
7,900	Guangzhou Haige Communications Group Inc. Co., Class A Shares	15,233
38,000	Guangzhou R&F Properties Co., Ltd., Class H Shares(e)	48,201
2,200	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A Shares	32,097
9,400	Guosen Securities Co., Ltd., Class A Shares	19,182
16,600	Guotai Junan Securities Co., Ltd., Class A Shares	46,746
12,800	Guotai Junan Securities Co., Ltd., Class H Shares(a)(e)	19,789
19,000	Guoyuan Securities Co., Ltd., Class A Shares	30,467
24,000	Haidilao International Holding Ltd.(a)	154,405

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
7,300	Haier Smart Home Co., Ltd., Class A Shares	$23,721
16,000	Haitian International Holdings Ltd.	38,705
9,300	Haitong Securities Co., Ltd., Class A Shares*	20,551
84,800	Haitong Securities Co., Ltd., Class H Shares*(e)	76,712
18,200	Hangzhou Hikvision Digital Technology Co., Ltd., Class A Shares	99,235
1,900	Hangzhou Tigermed Consulting Co., Ltd., Class A Shares	31,022
34,000	Hansoh Pharmaceutical Group Co., Ltd.*(a)	160,664
4,000	Hefei Meiya Optoelectronic Technology Inc., Class A Shares	34,014
5,300	Henan Shuanghui Investment & Development Co., Ltd., Class A Shares	49,080
302,000	Hengan International Group Co., Ltd.	2,371,959
10,778	Hengli Petrochemical Co., Ltd., Class A Shares	32,921
10,600	Hengtong Optic-electric Co., Ltd., Class A Shares	25,266
2,990	Hengyi Petrochemical Co., Ltd., Class A Shares	5,424
43,300	Hesteel Co., Ltd., Class A Shares*	14,013
1,299	Hithink RoyalFlush Information Network Co., Ltd., Class A Shares	31,771
14,000	Hua Hong Semiconductor Ltd.*(a)(d)	50,293
38,500	Huadian Power International Corp., Ltd., Class A Shares	22,525
2,260	Hualan Biological Engineering Inc., Class A Shares	18,971
128,000	Huaneng Power International Inc., Class H Shares(e)	53,447
7,200	Huatai Securities Co., Ltd., Class A Shares	22,434
47,800	Huatai Securities Co., Ltd., Class H Shares(a)(e)	83,669
35,600	Huaxia Bank Co., Ltd., Class A Shares	33,393
1,600	Huaxin Cement Co., Ltd., Class A Shares	6,517
5,800	Huayu Automotive Systems Co., Ltd., Class A Shares	21,022
4,118	Huazhu Group Ltd., ADR(d)	184,198
7,200	Hubei Energy Group Co., Ltd., Class A Shares	4,097
2,080	Hundsun Technologies Inc., Class A Shares	33,792
96,806	HUYA Inc., ADR*(d)	2,780,268
3,900	Iflytek Co., Ltd., Class A Shares	21,429
82,200	Industrial & Commercial Bank of China Ltd., Class A Shares	59,473
1,728,000	Industrial & Commercial Bank of China Ltd., Class H Shares(e)	964,892
38,000	Industrial Bank Co., Ltd., Class A Shares	89,527
24,900	Industrial Securities Co., Ltd., Class A Shares	29,778
98,200	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A Shares*	16,618
16,300	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A Shares	22,207
8,700	Inner Mongolia Yili Industrial Group Co., Ltd., Class A Shares	53,144
42,100	Inner Mongolia Yitai Coal Co., Ltd., Class B Shares	29,445
28,500	Innovent Biologics Inc.*(a)	189,328
3,700	Inspur Electronic Information Industry Co., Ltd., Class A Shares	19,445
6,686	iQIYI Inc., ADR*	144,752
1,500	Jafron Biomedical Co., Ltd., Class A Shares	16,666
24,271	JD.com Inc., ADR*	1,908,671
24,000	Jiangsu Expressway Co., Ltd., Class H Shares(e)	24,007
3,848	Jiangsu Hengli Hydraulic Co., Ltd., Class A Shares	36,740
9,768	Jiangsu Hengrui Medicine Co., Ltd., Class A Shares	135,035
3,800	Jiangsu King’S Luck Brewery Jsc Ltd., Class A Shares*	30,221
2,500	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A Shares	51,439
6,200	Jiangsu Zhongtian Technology Co., Ltd., Class A Shares	10,209
11,800	Jiangxi Copper Co., Ltd., Class A Shares	26,837
34,000	Jiangxi Copper Co., Ltd., Class H Shares(e)	39,957
7,800	Jiangxi Zhengbang Technology Co., Ltd., Class A Shares	28,284
10,000	Jilin Aodong Pharmaceutical Group Co., Ltd., Class A Shares	25,353
7,400	Jinke Properties Group Co., Ltd., Class A Shares	11,031
560,000	Jinxin Fertility Group Ltd., (Restricted, cost — $684,458, acquired 4/1/20)(a)(c)(d)	787,378
6,800	Joincare Pharmaceutical Group Industry Co., Ltd., Class A Shares	19,293
7,800	Jointown Pharmaceutical Group Co., Ltd., Class A Shares*	20,168

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
2,200	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A Shares*	$26,206
1,593	JOYY Inc., ADR*	136,106
52,000	Kaisa Group Holdings Ltd.	26,051
2,398	KE Holdings Inc., ADR*	122,993
65,000	Kingdee International Software Group Co., Ltd.*(d)	165,861
22,000	Kingsoft Corp., Ltd.	117,557
7,000	Koolearn Technology Holding Ltd.*(a)(d)	33,435
2,188	Kweichow Moutai Co., Ltd., Class A Shares	569,670
39,000	KWG Group Holdings Ltd.*	73,974
8,500	Legend Holdings Corp., Class H Shares(a)(e)	12,500
204,000	Lenovo Group Ltd.	135,963
8,200	Lens Technology Co., Ltd., Class A Shares	41,297
4,500	Lepu Medical Technology Beijing Co., Ltd., Class A Shares	25,444
59,500	Li Ning Co., Ltd.	250,473
14,500	Lingyi iTech Guangdong Co., Class A Shares*	25,323
42,000	Logan Group Co., Ltd.	77,920
5,400	Lomon Billions Group Co., Ltd., Class A Shares	18,451
50,000	Longfor Group Holdings Ltd.(a)	263,940
8,200	LONGi Green Energy Technology Co., Ltd., Class A Shares	75,723
11,038	Luxshare Precision Industry Co., Ltd., Class A Shares	88,519
70,500	Luye Pharma Group Ltd.(a)	38,116
2,600	Luzhou Laojiao Co., Ltd., Class A Shares	56,668
33,400	Maanshan Iron & Steel Co., Ltd., Class A Shares	13,661
3,400	Mango Excellent Media Co., Ltd., Class A Shares	35,185
500	Maxscend Microelectronics Co., Ltd., Class A Shares*	28,685
9,480	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A Shares*	24,285
236,100	Meituan Dianping, (Restricted, cost — $3,118,025, acquired 3/23/20), Class B Shares*(c)	7,760,090
36,900	Metallurgical Corp. of China Ltd., Class A Shares	15,161
4,463	Momo Inc., ADR	91,045
6,290	Muyuan Foodstuff Co., Ltd., Class A Shares	80,518
7,600	Nanjing Securities Co., Ltd., Class A Shares	16,354
5,900	NARI Technology Co., Ltd., Class A Shares	19,233
1,000	NAURA Technology Group Co., Ltd., Class A Shares	26,896
4,108	NetEase Inc., ADR	2,001,459
2,400	New China Life Insurance Co., Ltd., Class A Shares	20,927
25,700	New China Life Insurance Co., Ltd., Class H Shares(e)	102,140
6,400	New Hope Liuhe Co., Ltd., Class A Shares	35,509
20,546	New Oriental Education & Technology Group Inc., ADR*	3,012,660
25,262	NIO Inc., ADR*(d)	480,736
834	Noah Holdings Ltd., ADR*	23,352
5,500	Offcn Education Technology Co., Ltd., Class A Shares	28,632
9,000	OFILM Group Co., Ltd., Class A Shares	24,790
35,000	OneConnect Financial Technology Co., Ltd., ADR*	754,950
11,300	Orient Securities Co., Ltd., Class A Shares	19,450
10,800	Oriental Pearl Group Co., Ltd., Class A Shares	16,775
1,450	Ovctek China Inc., Class A Shares	13,801
14,200	Pacific Securities Co., Ltd., Class A Shares*	8,795
266,000	People’s Insurance Co. Group of China Ltd., Class H Shares(e)	86,624
4,650	Perfect World Co., Ltd./China, Class A Shares	24,808
21,700	PetroChina Co., Ltd., Class A Shares	14,021
624,000	PetroChina Co., Ltd., Class H Shares(e)	214,821
204,000	PICC Property & Casualty Co., Ltd., Class H Shares(e)	157,024
7,703	Pinduoduo Inc., ADR*	685,105
898,479	Ping An Bank Co., Ltd., Class A Shares	1,975,233
202,700	Ping An Healthcare & Technology Co., Ltd., (Restricted, cost — $1,199,744, acquired 11/22/19)*(a)(c)(d)	2,943,414
19,200	Ping An Insurance Group Co. of China Ltd., Class A Shares	214,332

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
1,003,500	Ping An Insurance Group Co. of China Ltd., Class H Shares(e)	$10,633,191
18,000	Poly Developments & Holdings Group Co., Ltd., Class A Shares	42,225
3,400	Poly Property Services Co., Ltd.	29,698
280,000	Postal Savings Bank of China Co., Ltd., Class H Shares(a)(e)	132,296
22,300	Power Construction Corp. of China Ltd., Class A Shares	13,220
18,700	RiseSun Real Estate Development Co., Ltd., Class A Shares	22,466
7,700	Rongsheng Petro Chemical Co., Ltd., Class A Shares	22,178
11,800	SAIC Motor Corp., Ltd., Class A Shares	32,095
8,900	Sanan Optoelectronics Co., Ltd., Class A Shares	35,243
800	Sangfor Technologies Inc., Class A Shares	25,683
20,500	Sany Heavy Industry Co., Ltd., Class A Shares	66,074
8,700	SDIC Capital Co., Ltd., Class A Shares	19,228
12,700	SDIC Power Holdings Co., Ltd., Class A Shares	16,780
76,000	Seazen Group Ltd.*	68,750
3,000	Seazen Holdings Co., Ltd., Class A Shares	15,703
99,700	Semiconductor Manufacturing International Corp.*	318,595
4,100	SF Holding Co., Ltd., Class A Shares	50,835
12,300	Shaanxi Coal Industry Co., Ltd., Class A Shares	14,597
5,600	Shandong Gold Mining Co., Ltd., Class A Shares	23,717
74,000	Shandong Nanshan Aluminum Co., Ltd., Class A Shares	28,682
18,300	Shandong Sun Paper Industry JSC Ltd., Class A Shares	37,255
76,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(e)	177,015
51,300	Shanghai 2345 Network Holding Group Co., Ltd., Class A Shares	22,589
2,000	Shanghai Baosight Software Co., Ltd., Class A Shares	20,274
36,900	Shanghai Electric Group Co., Ltd., Class A Shares*	29,891
70,000	Shanghai Electric Group Co., Ltd., Class H Shares*(e)	20,554
4,800	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class A Shares	38,390
14,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(e)	58,969
2,000	Shanghai International Airport Co., Ltd., Class A Shares	22,263
17,999	Shanghai International Port Group Co., Ltd., Class A Shares	11,650
32,520	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	27,902
8,700	Shanghai Pharmaceuticals Holding Co., Ltd., Class A Shares	28,154
4,100	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(e)	7,304
57,700	Shanghai Pudong Development Bank Co., Ltd., Class A Shares	87,151
15,800	Shanghai RAAS Blood Products Co., Ltd., Class A Shares	20,706
20,100	Shanxi Meijin Energy Co., Ltd., Class A Shares*	19,320
9,600	Shanxi Securities Co., Ltd., Class A Shares	11,518
2,000	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A Shares	57,550
26,800	Shenergy Co., Ltd., Class A Shares	22,418
4,400	Shengyi Technology Co., Ltd., Class A Shares	15,911
1,260	Shennan Circuits Co., Ltd., Class A Shares	25,447
48,700	Shenwan Hongyuan Group Co., Ltd., Class A Shares	40,049
31,080	Shenzhen Energy Group Co., Ltd., Class A Shares	25,957
22,000	Shenzhen Expressway Co., Ltd., Class H Shares(e)	19,892
700	Shenzhen Goodix Technology Co., Ltd., Class A Shares	18,285
3,000	Shenzhen Inovance Technology Co., Ltd., Class A Shares	24,395
1,400	Shenzhen Kangtai Biological Products Co., Ltd., Class A Shares	40,417
1,700	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares	84,852
15,200	Shenzhen Overseas Chinese Town Co., Ltd., Class A Shares	15,864
3,000	Shenzhen Sunway Communication Co., Ltd., Class A Shares*	27,161
77,900	Shenzhou International Group Holdings Ltd.	1,249,280
3,321	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A Shares	13,837
16,600	Sichuan Chuantou Energy Co., Ltd., Class A Shares	24,260
2,000	Silergy Corp.	126,512
1,870	SINA Corp.*	76,081
12,200	Sinolink Securities Co., Ltd., Class A Shares	27,619

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
106,000	Sino-Ocean Group Holding Ltd.	$24,397
37,500	Sinopec Engineering Group Co., Ltd., Class H Shares(e)	16,595
88,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares(e)	18,080
787,372	Sinopharm Group Co., Ltd., Class H Shares(e)	1,930,734
20,000	Sinotruk Hong Kong Ltd.	51,858
52,500	SOHO China Ltd.*	16,174
9,720	Songcheng Performance Development Co., Ltd., Class A Shares	25,303
75,000	Sunac China Holdings Ltd.	313,729
24,400	Suning.com Co., Ltd., Class A Shares	35,034
21,100	Sunny Optical Technology Group Co., Ltd.	309,886
5,400	Suzhou Dongshan Precision Manufacturing Co., Ltd., Class A Shares	21,826
6,199	Suzhou Gold Mantis Construction Decoration Co., Ltd., Class A Shares	9,483
10,932	TAL Education Group, ADR*	806,891
2,100	Tangshan Jidong Cement Co., Ltd., Class A Shares	5,482
24,400	TBEA Co., Ltd., Class A Shares	29,037
35,700	TCL Technology Group Corp., Class A Shares	36,770
354,031	Tencent Holdings Ltd.	24,126,485
110,208	Tencent Music Entertainment Group, ADR*	1,722,551
7,400	Tianjin Zhonghuan Semiconductor Co., Ltd., Class A Shares	23,417
9,900	Tianma Microelectronics Co., Ltd., Class A Shares	23,683
60,000	Tingyi Cayman Islands Holding Corp.	112,451
24,000	Tongcheng-Elong Holdings Ltd.*	46,990
10,600	Tongwei Co., Ltd., Class A Shares	37,633
900	Topchoice Medical Investment Co., Inc., Class A Shares*	29,730
1,154,000	Topsports International Holdings Ltd., (Restricted, cost — $1,262,180, acquired 3/24/20)(a)(c)	1,424,482
3,700	Transfar Zhilian Co., Ltd., Class A Shares	3,258
30,000	TravelSky Technology Ltd., Class H Shares(e)	62,296
13,816	Trip.com Group Ltd., ADR*	417,796
14,000	Tsingtao Brewery Co., Ltd., Class H Shares(e)	127,341
20,800	Tunghsu Optoelectronic Technology Co., Ltd., Class A Shares*	9,534
700	Unigroup Guoxin Microelectronics Co., Ltd., Class A Shares	12,784
37,000	Uni-President China Holdings Ltd.	33,698
7,560	Unisplendour Corp., Ltd., Class A Shares	36,118
2,600	Universal Scientific Industrial Shanghai Co., Ltd., Class A Shares	8,874
13,167	Vipshop Holdings Ltd., ADR*	217,387
4,400	Walvax Biotechnology Co., Ltd., Class A Shares*	40,708
2,400	Wanda Film Holding Co., Ltd., Class A Shares*	6,485
4,700	Wanhua Chemical Group Co., Ltd., Class A Shares	49,990
125,000	Want Want China Holdings Ltd.	85,373
1,832	Weibo Corp., ADR*	68,334
11,600	Weichai Power Co., Ltd., Class A Shares	25,029
995,200	Weichai Power Co., Ltd., Class H Shares(e)	2,003,213
1,900	Weihai Guangwei Composites Co., Ltd., Class A Shares	21,608
14,040	Wens Foodstuffs Group Co., Ltd., Class A Shares	50,522
11,400	Western Securities Co., Ltd., Class A Shares	16,216
1,200	Will Semiconductor Ltd., Class A Shares	29,410
1,600	Wingtech Technology Co., Ltd., Class A Shares	32,148
29,900	Wuchan Zhongda Group Co., Ltd., Class A Shares	21,330
4,800	Wuhan Guide Infrared Co., Ltd., Class A Shares*	26,886
3,900	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A Shares	25,934
40,979	Wuliangye Yibin Co., Ltd., Class A Shares	1,433,753
6,600	WUS Printed Circuit Kunshan Co., Ltd., Class A Shares	20,228
31,640	WuXi AppTec Co., Ltd., (Restricted, cost — $394,058, acquired 7/29/20), Class H Shares(a)(c)(e)	467,156
3,220	WuXi AppTec Co., Ltd., Class A Shares	51,549
193,000	Wuxi Biologics Cayman Inc., (Restricted, cost — $2,336,680, acquired 11/21/19)*(a)(c)	4,994,890
500	Wuxi Lead Intelligent Equipment Co., Ltd., Class A Shares	3,278

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 33.8% — (continued)
12,400	Xiamen Tungsten Co., Ltd., Class A Shares	$26,513
295,600	Xiaomi Corp., Class B Shares*(a)	895,881
10,200	Xinjiang Goldwind Science & Technology Co., Ltd., Class A Shares	16,232
16,982	Xinjiang Goldwind Science & Technology Co., Ltd., Class H Shares(e)	14,523
126,000	Xinyi Solar Holdings Ltd.	158,320
58,000	Yanzhou Coal Mining Co., Ltd., Class H Shares(e)	44,548
3,450	Yealink Network Technology Corp., Ltd., Class A Shares	28,351
42,000	Yifeng Pharmacy Chain Co., Ltd., Class A Shares	617,427
13,000	Yihai International Holding Ltd.*	204,903
31,300	Yonghui Superstores Co., Ltd., Class A Shares	40,540
5,330	Yonyou Network Technology Co., Ltd., Class A Shares	32,538
36,109	Yum China Holdings Inc.	2,083,850
4,160	Yunda Holding Co., Ltd., Class A Shares	12,610
1,400	Yunnan Baiyao Group Co., Ltd., Class A Shares	23,627
2,700	Yunnan Energy New Material Co., Ltd., Class A Shares	30,719
48,000	Yuzhou Group Co., Ltd.	22,339
1,611	Zai Lab Ltd., ADR*	127,865
1,500	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A Shares	55,087
27,000	Zhaojin Mining Industry Co., Ltd., Class H Shares(e)	30,261
14,520	Zhejiang Century Huatong Group Co., Ltd., Class A Shares*	23,442
6,400	Zhejiang Dahua Technology Co., Ltd., Class A Shares	21,314
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(e)	24,244
4,400	Zhejiang Huahai Pharmaceutical Co., Ltd., Class A Shares	28,125
7,900	Zhejiang Longsheng Group Co., Ltd., Class A Shares	16,519
10,000	Zhejiang NHU Co., Ltd., Class A Shares	47,776
9,100	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A Shares	29,934
2,000	Zhejiang Supor Co., Ltd., Class A Shares	24,725
10,700	Zhengzhou Yutong Bus Co., Ltd., Class A Shares	22,160
44,000	Zhenro Properties Group Ltd.	25,691
10,000	ZhongAn Online P&C Insurance Co., Ltd., Class H Shares*(a)(d)(e)	65,128
11,600	Zhongjin Gold Corp., Ltd., Class A Shares	18,476
16,500	Zhongsheng Group Holdings Ltd.	102,487
18,100	Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares(e)	57,684
30,500	Zijin Mining Group Co., Ltd., Class A Shares	31,999
162,000	Zijin Mining Group Co., Ltd., Class H Shares(e)	110,355
28,100	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class A Shares*	34,819
29,200	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class H Shares*(e)	29,128
6,400	ZTE Corp., Class A Shares	36,342
19,000	ZTE Corp., Class H Shares(e)	54,720
10,669	ZTO Express Cayman Inc., ADR	357,732

	Total China	185,363,294

Colombia — 0.0%
7,032	Bancolombia SA	48,912
144,135	Ecopetrol SA	84,446
7,067	Grupo de Inversiones Suramericana SA	39,702
11,971	Interconexion Electrica SA ESP	67,061

	Total Colombia	240,121

Czech Republic — 0.0%
4,840	CEZ AS	99,641
1,684	Komercní Banka AS*	40,478
15,820	Moneta Money Bank AS(a)	39,845

	Total Czech Republic	179,964

Egypt — 1.2%
3,641,004	Cleopatra Hospital*	1,163,194

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Egypt — 1.2% — (continued)
985,875	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	$4,200,088
74,937	Commercial International Bank Egypt SAE, GDR	316,813
22,745	Eastern Co. SAE	18,059
21,328	ElSewedy Electric Co.	9,908
360,180	Fawry for Banking & Payment Technology Services SAE*	564,646
1,244,156	Juhayna Food Industries	548,778

	Total Egypt	6,821,486

Georgia — 0.3%
106,700	Bank of Georgia Group PLC*	1,310,958
61,700	Georgia Capital PLC*	322,222

	Total Georgia	1,633,180

Germany — 0.6%
32,760	Delivery Hero SE, (Restricted, cost — $1,505,312, acquired 2/26/19)*(a)(c)	3,514,120

Greece — 0.0%
1,594	FF Group*(b)(f)	19
6,598	Hellenic Telecommunications Organization SA	107,824
3,378	JUMBO SA	58,648
1,088	Motor Oil Hellas Corinth Refineries SA	15,255
7,444	OPAP SA	68,127

	Total Greece	249,873

Hong Kong — 3.0%
640,000	Alibaba Health Information Technology Ltd.*	1,538,047
440,000	Alibaba Pictures Group Ltd.*	62,170
190,700	ASM Pacific Technology Ltd.	2,050,574
18,000	Beijing Enterprises Holdings Ltd.	57,085
164,000	Beijing Enterprises Water Group Ltd.*	64,388
92,000	Bosideng International Holdings Ltd.	26,281
96,000	Brilliance China Automotive Holdings Ltd.	85,763
1,777,000	China Education Group Holdings Ltd., (Restricted, cost — $2,733,451, acquired 3/22/19)(c)	3,489,082
106,888	China Everbright International Ltd.	64,411
24,000	China Everbright Ltd.	36,889
73,200	China Gas Holdings Ltd.	199,708
156,000	China Jinmao Holdings Group Ltd.	97,256
81,000	China Mengniu Dairy Co., Ltd.*	396,424
39,538	China Merchants Port Holdings Co., Ltd.	45,140
173,000	China Mobile Ltd.	1,207,080
99,838	China Mobile Ltd., ADR	3,497,325
105,000	China Overseas Land & Investment Ltd.	301,729
40,000	China Overseas Property Holdings Ltd.	36,006
92,000	China Power International Development Ltd.	17,785
40,000	China Resources Beer Holdings Co., Ltd.	260,661
74,000	China Resources Cement Holdings Ltd.	107,449
24,000	China Resources Gas Group Ltd.	112,195
94,000	China Resources Land Ltd.	430,671
60,000	China Resources Power Holdings Co., Ltd.	71,063
66,000	China State Construction International Holdings Ltd.	50,798
48,800	China Taiping Insurance Holdings Co., Ltd.	76,590
72,000	China Traditional Chinese Medicine Holdings Co., Ltd.	30,711
182,000	China Unicom Hong Kong Ltd.	128,462
176,000	CITIC Ltd.	159,834
46,000	COSCO SHIPPING Ports Ltd.	25,982
70,000	Far East Horizon Ltd.	61,883
172,000	Geely Automobile Holdings Ltd.	359,737

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Hong Kong — 3.0% — (continued)
76,000	Guangdong Investment Ltd.	$118,303
37,000	Haier Electronics Group Co., Ltd.	126,298
1,788	Hutchison China MediTech Ltd., ADR*	59,397
17,500	Kingboard Holdings Ltd.	56,187
31,000	Kingboard Laminates Holdings Ltd.	38,692
106,000	Kunlun Energy Co., Ltd.	78,743
11,000	Lee & Man Paper Manufacturing Ltd.	6,538
32,000	Nine Dragons Paper Holdings Ltd.	35,436
12,000	Shanghai Industrial Holdings Ltd.	17,925
26,000	Shenzhen International Holdings Ltd.	41,648
80,000	Shenzhen Investment Ltd.	27,091
32,000	Shimao Group Holdings Ltd.	143,600
306,750	Sino Biopharmaceutical Ltd.	351,605
50,000	SSY Group Ltd.	31,818
76,500	Sun Art Retail Group Ltd.	99,628
11,000	Vinda International Holdings Ltd.	37,535
48,000	Wharf Holdings Ltd.	93,365
64,000	Yuexiu Property Co., Ltd.	12,193

	Total Hong Kong	16,525,181

Hungary — 0.9%
12,471	MOL Hungarian Oil & Gas PLC*	70,090
141,540	OTP Bank Nyrt*	4,761,679
4,013	Richter Gedeon Nyrt	97,897

	Total Hungary	4,929,666

India — 10.5%
16,043	Adani Ports & Special Economic Zone Ltd.	77,187
18,748	Ambuja Cements Ltd.	53,594
8,651	Asian Paints Ltd.	223,578
7,984	Aurobindo Pharma Ltd.	87,362
4,607	Avenue Supermarts Ltd., Class A Shares*(a)	141,149
438,657	Axis Bank Ltd.*	2,937,378
39,776	Bajaj Auto Ltd.	1,603,683
5,122	Bajaj Finance Ltd.	241,810
1,172	Bajaj Finserv Ltd.	98,998
335,098	Bandhan Bank Ltd., (Restricted, cost — $2,154,252, acquired 3/28/19)*(a)(c)	1,389,427
6,522	Berger Paints India Ltd.	47,856
6,110	Bharat Forge Ltd.	40,799
282,385	Bharat Petroleum Corp., Ltd.	1,560,527
35,024	Bharti Airtel Ltd.	244,883
521,223	Bharti Infratel Ltd.	1,405,764
8,802	Biocon Ltd.*	45,006
224	Bosch Ltd.	39,150
1,911	Britannia Industries Ltd.	96,989
547,400	Cholamandalam Investment & Finance Co., Ltd.	1,732,602
10,212	Cipla Ltd.	98,610
549,331	Coal India Ltd.	1,004,577
1,861	Colgate-Palmolive India Ltd.	34,578
6,095	Container Corp. Of India Ltd.	32,620
13,376	Dabur India Ltd.	86,134
2,337	Divi’s Laboratories Ltd.	99,101
16,810	DLF Ltd.	36,044
3,083	Dr Reddy’s Laboratories Ltd.	178,527
3,510	Eicher Motors Ltd.	100,462
48,168	GAIL India Ltd.	62,633

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 10.5% — (continued)
11,656	Godrej Consumer Products Ltd.	$103,281
8,883	Grasim Industries Ltd.	81,072
7,396	Havells India Ltd.	61,783
386,261	HCL Technologies Ltd.	3,627,703
1,229	HDFC Asset Management Co., Ltd.(a)	40,375
318,000	HDFC Bank Ltd.*	4,804,501
67,977	HDFC Bank Ltd., ADR*	3,371,659
20,905	HDFC Life Insurance Co., Ltd.*(a)	163,082
41,149	Hero MotoCorp Ltd.	1,681,820
31,002	Hindalco Industries Ltd.*	77,871
17,094	Hindustan Petroleum Corp., Ltd.	46,707
23,609	Hindustan Unilever Ltd.	678,968
47,240	Housing Development Finance Corp., Ltd.	1,172,422
142,330	ICICI Bank Ltd.*	759,814
5,614	ICICI Lombard General Insurance Co., Ltd.(a)	95,773
9,515	ICICI Prudential Life Insurance Co., Ltd.(a)	54,666
52,879	Indian Oil Corp., Ltd.	61,664
5,851	Indraprastha Gas Ltd.	31,320
1,743	Info Edge India Ltd.	76,969
97,819	Infosys Ltd.	1,233,636
299,033	Infosys Ltd., ADR	3,767,816
2,780	InterGlobe Aviation Ltd.*(a)	45,104
80,485	ITC Ltd.	209,503
21,446	JSW Steel Ltd.	78,497
2,142	Jubilant Foodworks Ltd.	61,136
13,516	Larsen & Toubro Ltd.	174,122
1,634,423	Lemon Tree Hotels Ltd., (Restricted, cost — $1,316,598, acquired 8/29/19)*(a)(c)	634,230
4,407	LIC Housing Finance Ltd.*	18,013
5,356	Lupin Ltd.	67,775
22,086	Mahindra & Mahindra Ltd.	181,879
12,963	Marico Ltd.	65,114
3,325	Maruti Suzuki India Ltd.	308,805
28,021	Motherson Sumi Systems Ltd.	41,893
629	Nestle India Ltd.	137,268
66,016	NTPC Ltd.	87,184
142,000	Oberoi Realty Ltd.*	757,650
1,524,068	Oil & Natural Gas Corp., Ltd.	1,700,306
169	Page Industries Ltd.	43,684
17,509	Petronet LNG Ltd.	57,202
163,000	Phoenix Mills Ltd.	1,440,901
3,802	Pidilite Industries Ltd.	72,620
2,660	Piramal Enterprises Ltd.	49,447
429,938	Power Grid Corp. of India Ltd.	1,054,944
13,216	REC Ltd.	19,178
219,465	Reliance Industries Ltd.	6,080,355
12,141	SBI Life Insurance Co., Ltd.*(a)	137,240
257	Shree Cement Ltd.	70,684
2,421	Shriram Transport Finance Co., Ltd.	23,070
2,065	Siemens Ltd.	32,573
46,446	State Bank of India*	133,883
22,892	Sun Pharmaceutical Industries Ltd.	160,655
113,117	Tata Consultancy Services Ltd.	3,467,488
13,065	Tata Consumer Products Ltd.	95,147
47,880	Tata Motors Ltd.*	93,447
10,143	Tata Steel Ltd.	56,713
13,080	Tech Mahindra Ltd.	131,776

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 10.5% — (continued)
74,108	Titan Co., Ltd.	$1,107,394
1,476	Torrent Pharmaceuticals Ltd.	53,365
3,293	UltraTech Cement Ltd.	175,184
9,255	United Spirits Ltd.*	68,853
302,580	UPL Ltd.	2,064,138
56,784	Vedanta Ltd.	98,966
35,936	Wipro Ltd.	131,692
27,828	Zee Entertainment Enterprises Ltd.*	76,259

	Total India	57,359,267

Indonesia — 2.7%
213,500	Ace Hardware Indonesia Tbk PT	22,646
299,900	Adaro Energy Tbk PT	22,290
5,026,700	Astra International Tbk PT	1,757,757
284,800	Bank Central Asia Tbk PT	613,171
9,041,324	Bank Mandiri Persero Tbk PT	3,681,441
211,400	Bank Negara Indonesia Persero Tbk PT	73,723
6,269,200	Bank Rakyat Indonesia Persero Tbk PT	1,505,476
12,220,000	Bank Tabungan Pensiunan Nasional Syariah Tbk PT	3,261,588
911,500	Barito Pacific Tbk PT*	52,466
174,600	Charoen Pokphand Indonesia Tbk PT*	75,517
14,300	Gudang Garam Tbk PT*	46,656
215,500	Hanjaya Mandala Sampoerna Tbk PT	24,494
77,100	Indah Kiat Pulp & Paper Corp. Tbk PT*	49,066
34,200	Indocement Tunggal Prakarsa Tbk PT	27,811
69,500	Indofood CBP Sukses Makmur Tbk PT	48,782
137,000	Indofood Sukses Makmur Tbk PT	71,652
715,400	Kalbe Farma Tbk PT	77,476
365,400	Perusahaan Gas Negara Tbk PT	31,354
69,600	Semen Indonesia Persero Tbk PT	50,320
1,414,587	Telekomunikasi Indonesia Persero Tbk PT	277,222
127,643	Telekomunikasi Indonesia Persero Tbk PT, ADR(d)	2,543,925
190,000	Unilever Indonesia Tbk PT	107,540
53,300	United Tractors Tbk PT	84,010
103,100	XL Axiata Tbk PT	17,238

	Total Indonesia	14,523,621

Kenya — 0.3%
5,624,000	Safaricom PLC	1,533,300

Kuwait — 0.2%
127,000	Humansoft Holding Co. KSC	1,051,396

Luxembourg — 0.3%
4,430	Reinet Investments SCA	84,444
71,707	Ternium SA, ADR	1,282,121

	Total Luxembourg	1,366,565

Malaysia — 0.6%
46,100	AMMB Holdings Bhd	32,299
77,700	Axiata Group Bhd	56,114
4,600	Carlsberg Brewery Malaysia Bhd	24,096
188,607	CIMB Group Holdings Bhd	149,362
111,600	Dialog Group Bhd	96,140
88,700	DiGi.Com Bhd	84,080
3,000	Fraser & Neave Holdings Bhd	22,124
56,200	Gamuda Bhd	45,819
57,500	Genting Bhd	48,426

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Malaysia — 0.6% — (continued)
80,300	Genting Malaysia Bhd	$43,923
5,900	Genting Plantations Bhd	14,085
20,100	HAP Seng Consolidated Bhd	34,729
45,800	Hartalega Holdings Bhd	182,399
15,800	Hong Leong Bank Bhd	53,079
7,300	Hong Leong Financial Group Bhd	21,615
65,500	IHH Healthcare Bhd	84,357
1,800	IJM Corp. Bhd	518
56,900	IOI Corp. Bhd	60,912
18,500	Kossan Rubber Industries	71,375
13,100	Kuala Lumpur Kepong Bhd	71,309
116,009	Malayan Banking Bhd	204,067
25,900	Malaysia Airports Holdings Bhd	31,692
57,900	Maxis Bhd	69,494
34,300	MISC Bhd	62,646
1,600	Nestle Malaysia Bhd	53,489
62,100	Petronas Chemicals Group Bhd	81,353
9,000	Petronas Dagangan Bhd	44,486
24,200	Petronas Gas Bhd	95,820
16,700	PPB Group Bhd	72,157
37,500	Press Metal Aluminium Holdings Bhd	46,867
82,400	Public Bank Bhd	324,724
21,000	QL Resources Bhd	48,391
37,800	RHB Bank Bhd	41,544
77,200	Sime Darby Bhd	40,567
63,200	Sime Darby Plantation Bhd	77,331
20,800	Supermax Corp. Bhd*	111,391
31,400	Telekom Malaysia Bhd	31,270
61,600	Tenaga Nasional Bhd	160,905
46,100	Top Glove Corp. Bhd	292,006
13,800	Westports Holdings Bhd	12,113
76,350	YTL Corp. Bhd	12,276

	Total Malaysia	3,111,350

Mexico — 2.5%
63,197	Alfa SAB de CV, Class A Shares	40,671
272,347	America Movil SAB de CV, Class L Shares, ADR	3,314,463
959,825	America Movil SAB de CV, Series L	583,480
12,126	Arca Continental SAB de CV	55,130
15,467	Becle SAB de CV	29,649
411,532	Cemex SAB de CV, Class Preferred Shares	132,045
12,281	Coca-Cola Femsa SAB de CV	51,109
105,605	Fibra Uno Administracion SA de CV, REIT	82,636
53,823	Fomento Economico Mexicano SAB de CV	313,071
6,096	Gruma SAB de CV, Class B Shares	72,026
10,336	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	80,398
6,186	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares*	70,265
42,785	Grupo Bimbo SAB de CV, Series A	79,338
14,300	Grupo Carso SAB de CV, Series A1	28,497
73,454	Grupo Financiero Banorte SAB de CV, Class O Shares*	252,473
67,892	Grupo Financiero Inbursa SAB de CV, Class O Shares*	49,650
924,183	Grupo México SAB de CV, Series B	2,466,910
66,379	Grupo Televisa SAB*	81,007
4,192	Industrias Peñoles SAB de CV	69,362
12,296	Infraestructura Energetica Nova SAB de CV	35,750
830,106	Kimberly-Clark de México SAB de CV, Class A Shares	1,324,542

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Mexico — 2.5% — (continued)
7,978	Megacable Holdings SAB de CV	$23,046
31,079	Orbia Advance Corp. SAB de CV	49,946
6,730	Promotora y Operadora de Infraestructura SAB de CV*	49,839
677,527	Qualitas Controladora SAB de CV	2,669,416
552,100	Regional SAB de CV*	1,380,345
151,260	Wal-Mart de Mexico SAB de CV	362,275

	Total Mexico	13,747,339

Netherlands — 1.1%
61,670	Prosus NV*	6,169,038

Pakistan — 0.0%
21,800	Habib Bank Ltd.	17,587
822	MCB Bank Ltd.	849
17,868	Oil & Gas Development Co., Ltd.	12,386

	Total Pakistan	30,822

Peru — 0.1%
7,015	Cia de Minas Buenaventura SAA, ADR	98,771
1,985	Credicorp Ltd.	259,003
2,181	Southern Copper Corp.	104,906

	Total Peru	462,680

Philippines — 1.4%
43,280	Aboitiz Equity Ventures Inc.	42,812
43,300	Aboitiz Power Corp.	23,801
7,950	Ayala Corp.	120,190
4,392,210	Ayala Land Inc.	2,597,309
13,508	Bank of the Philippine Islands	18,628
57,324	BDO Unibank Inc.	101,534
12,046,900	Bloomberry Resorts Corp.	1,514,934
1,160	Globe Telecom Inc.	49,992
2,800	GT Capital Holdings Inc.	22,975
1,063,640	International Container Terminal Services Inc.	2,300,626
79,510	JG Summit Holdings Inc.	105,307
14,790	Jollibee Foods Corp.	41,103
6,170	Manila Electric Co.	34,256
434,000	Megaworld Corp.*	26,017
419,500	Metro Pacific Investments Corp.	28,961
55,156	Metropolitan Bank & Trust Co.	37,955
2,430	PLDT Inc.	73,667
27,600	Puregold Price Club Inc.	30,668
52,523	Robinsons Land Corp.	15,808
6,990	SM Investments Corp.	122,452
303,100	SM Prime Holdings Inc.	182,161
22,540	Universal Robina Corp.	64,036

	Total Philippines	7,555,192

Poland — 0.2%
5,404	Bank Polska Kasa Opieki SA*	76,492
1,882	CD Projekt SA*	223,800
6,856	Cyfrowy Polsat SA*	53,438
1,497	Dino Polska SA*(a)	90,624
2,127	Grupa Lotos SA	23,327
3,716	KGHM Polska Miedz SA*	137,598
36	LPP SA*	70,164
397	mBank SA*	20,231
20,391	Orange Polska SA*	39,963

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Poland — 0.2% — (continued)
27,259	PGE Polska Grupa Energetyczna SA*	$44,585
8,934	Polski Koncern Naftowy ORLEN SA	122,630
38,865	Polskie Gornictwo Naftowe i Gazownictwo SA	53,985
26,665	Powszechna Kasa Oszczednosci Bank Polski SA*	155,672
18,317	Powszechny Zaklad Ubezpieczen SA*	134,916
1,017	Santander Bank Polska SA*	41,676

	Total Poland	1,289,101

Portugal — 0.3%
164,012	Galp Energia SGPS SA	1,755,079

Qatar — 0.3%
58,133	Barwa Real Estate Co.	54,421
56,283	Commercial Bank PSQC	64,140
53,578	Industries Qatar QSC	144,919
112,186	Masraf Al Rayan QSC	128,331
127,934	Mesaieed Petrochemical Holding Co.	74,434
25,890	Ooredoo QPSC	46,924
17,496	Qatar Electricity & Water Co. QSC	82,584
15,190	Qatar Fuel QSC	76,703
16,205	Qatar International Islamic Bank QSC	38,044
36,392	Qatar Islamic Bank SAQ	159,723
135,657	Qatar National Bank QPSC	670,707

	Total Qatar	1,540,930

Romania — 0.0%
12,798	NEPI Rockcastle PLC	59,738

Russia — 4.7%
2,168,218	Alrosa PJSC	1,943,118
338,256	Gazprom PJSC	827,171
885,983	Inter RAO UES PJSC	62,517
11,897	Lukoil PJSC	802,773
46,589	Lukoil PJSC, ADR	3,132,178
92,733	Magnit PJSC, Class Registered Shares, GDR	1,361,013
11,571	Magnit PJSC, Class Registered Shares, GDR*	169,747
49,568	Magnitogorsk Iron & Steel Works PJSC	25,238
1,792	MMC Norilsk Nickel PJSC	469,255
312,801	Mobile TeleSystems PJSC, ADR	2,915,305
37,008	Moscow Exchange MICEX-RTS PJSC	69,045
2,659	Novatek PJSC, Class Registered Shares, GDR	393,798
41,141	Novolipetsk Steel PJSC	85,670
2,783	PhosAgro PJSC, Class Registered Shares, GDR	33,073
6,461	Polymetal International PLC	172,506
1,005	Polyus PJSC	245,437
33,349	Rosneft Oil Co. PJSC	168,186
1,911,481	Sberbank of Russia PJSC	5,834,845
188,500	Sberbank of Russia PJSC, ADR*	2,299,700
5,352	Severstal PAO	67,270
206,181	Surgutneftegas PJSC	102,067
40,145	Tatneft PJSC	297,449
92,960,626	VTB Bank PJSC*	44,435
3,497	X5 Retail Group NV, Class Registered Shares, GDR	125,898
57,157	Yandex NV, Class A Shares*	3,899,822

	Total Russia	25,547,516

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Saudi Arabia — 0.9%
1,366	Abdullah Al Othaim Markets Co.	$45,427
2,938	Advanced Petrochemical Co.	43,144
35,182	Al Rajhi Bank	608,122
29,130	Alinma Bank*	120,228
7,653	Almarai Co. JSC	109,509
19,124	Arab National Bank	105,732
10,770	Bank AlBilad	68,900
12,294	Bank Al-Jazira	42,764
16,032	Banque Saudi Fransi	136,404
1,692	Bupa Arabia for Cooperative Insurance Co.*	55,916
1,797	Co. for Cooperative Insurance*	37,785
16,229	Dar Al Arkan Real Estate Development Co.*	35,060
12,531	Emaar Economic City*	26,945
11,243	Etihad Etisalat Co.*	80,223
1,698	Jarir Marketing Co.	73,931
12,700	Leejam Sports Co. JSC	239,624
43,546	National Commercial Bank	431,409
9,889	National Industrialization Co.*	31,105
6,566	Rabigh Refining & Petrochemical Co.*	24,968
37,591	Riyad Bank	191,992
10,666	Sahara International Petrochemical Co.	45,212
27,781	Samba Financial Group	203,801
1,171	Saudi Airlines Catering Co.	24,984
6,020	Saudi Arabian Fertilizer Co.	132,979
12,349	Saudi Arabian Mining Co.*	129,576
58,940	Saudi Arabian Oil Co.(a)	558,288
25,263	Saudi Basic Industries Corp.	592,042
20,457	Saudi British Bank	146,280
2,168	Saudi Cement Co.	32,511
24,559	Saudi Electricity Co.	104,185
6,611	Saudi Industrial Investment Group	38,525
22,288	Saudi Kayan Petrochemical Co.*	53,880
16,849	Saudi Telecom Co.	430,844
7,899	Savola Group	102,697
6,603	Yanbu National Petrochemical Co.	94,085

	Total Saudi Arabia	5,199,077

Singapore — 0.5%
6,000	BOC Aviation Ltd.(a)	44,213
16,000	Sea Ltd., ADR*	2,444,960

	Total Singapore	2,489,173

South Africa — 3.5%
18,540	Absa Group Ltd.	84,204
805,700	Advtech Ltd.	387,309
1,690	Anglo American Platinum Ltd.	125,583
12,227	AngloGold Ashanti Ltd.	360,051
9,733	Aspen Pharmacare Holdings Ltd.*	78,013
9,595	Bid Corp., Ltd.	158,329
153,207	Bidvest Group Ltd.	1,230,146
1,878	Capitec Bank Holdings Ltd.	92,397
7,661	Clicks Group Ltd.	103,748
10,460	Discovery Ltd.	74,607
7,496	Exxaro Resources Ltd.	60,661
125,898	FirstRand Ltd.	280,215
25,996	Gold Fields Ltd.	339,407

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Africa — 3.5% — (continued)
79,517	Growthpoint Properties Ltd., REIT	$57,122
14,005	Harmony Gold Mining Co., Ltd.*	91,389
23,433	Impala Platinum Holdings Ltd.	215,380
1,756	Kumba Iron Ore Ltd.	54,885
1,075,063	Life Healthcare Group Holdings Ltd.	1,050,281
26,001	Momentum Metropolitan Holdings	23,248
8,026	Mr Price Group Ltd.	54,752
46,657	MTN Group Ltd.	167,891
13,547	MultiChoice Group*	77,428
24,993	Naspers Ltd., Class N Shares	4,549,541
215,909	Nedbank Group Ltd.	1,217,933
10,626	Northam Platinum Ltd.*	100,002
145,742	Old Mutual Ltd.	96,205
22,104	Pepkor Holdings Ltd.(a)	12,640
302	Pick n Pay Stores Ltd.	743
18,253	Rand Merchant Investment Holdings Ltd.	32,364
15,494	Remgro Ltd.	80,361
398,967	Sanlam Ltd.	1,288,752
16,421	Sasol Ltd.*	132,782
201,621	Shoprite Holdings Ltd.	1,314,324
65,569	Sibanye Stillwater Ltd.*	200,897
6,132	SPAR Group Ltd.	58,481
245,050	Standard Bank Group Ltd.	1,521,082
4,420	Tiger Brands Ltd.	44,969
1,776,173	Transaction Capital Ltd.	1,878,990
185,662	Vodacom Group Ltd.(d)	1,398,356
28,803	Woolworths Holdings Ltd.	53,960

	Total South Africa	19,149,428

South Korea — 9.9%
486	Alteogen Inc.*	85,532
802	Amorepacific Corp.	113,217
638	AMOREPACIFIC Group	27,337
233	BGF retail Co., Ltd.	25,002
8,650	BNK Financial Group Inc.	36,838
2,041	Celltrion Healthcare Co., Ltd.*	172,295
2,690	Celltrion Inc.*	672,828
2,195	Cheil Worldwide Inc.	33,579
218	CJ CheilJedang Corp.	74,444
488	CJ Corp.	33,236
353	CJ ENM Co., Ltd.	35,143
248	CJ Logistics Corp.*	31,555
36,272	Coway Co., Ltd.	2,437,963
630	Daelim Industrial Co., Ltd.	45,913
42	Daewoo Engineering & Construction Co., Ltd.*	104
1,129	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	20,833
1,408	DB Insurance Co., Ltd.	51,760
1,233	Doosan Bobcat Inc.	26,990
26,145	Douzone Bizon Co., Ltd.	2,214,666
446	E-MART Inc.	44,964
1,475	Fila Holdings Corp.	42,888
1,746	GS Engineering & Construction Corp.	36,155
1,234	GS Holdings Corp.	33,640
684	GS Retail Co., Ltd.	18,946
9,106	Hana Financial Group Inc.	215,018
1,886	Hankook Tire & Technology Co., Ltd.	46,620

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 9.9% — (continued)
188	Hanmi Pharm Co., Ltd.	$48,329
5,435	Hanon Systems	58,850
823	Hanwha Corp.	18,963
3,358	Hanwha Solutions Corp.	112,206
1,326	HLB Inc.*(d)	96,941
1,026	Hotel Shilla Co., Ltd.	60,591
9	Hyundai Department Store Co., Ltd.	406
2,491	Hyundai Engineering & Construction Co., Ltd.	67,448
569	Hyundai Glovis Co., Ltd.	69,360
330	Hyundai Heavy Industries Holdings Co., Ltd.	62,640
1,535	Hyundai Marine & Fire Insurance Co., Ltd.	28,479
14,779	Hyundai Mobis Co., Ltd.	2,772,183
4,375	Hyundai Motor Co.	646,307
2,277	Hyundai Steel Co.	47,847
7,803	Industrial Bank of Korea	53,000
1,629	Kakao Corp.	555,707
3,485	Kangwon Land Inc.	60,367
96,992	KB Financial Group Inc.	3,003,671
7,259	Kia Motors Corp.	258,072
751	KMW Co., Ltd.*	48,072
1,943	Korea Aerospace Industries Ltd.	36,613
7,576	Korea Electric Power Corp.	130,371
714	Korea Gas Corp.	14,163
1,278	Korea Investment Holdings Co., Ltd.	65,560
1,137	Korea Shipbuilding & Offshore Engineering Co., Ltd.*	82,215
258	Korea Zinc Co., Ltd.	86,292
1,980	Korean Air Lines Co., Ltd.*	29,003
23,235	KT&G Corp.	1,622,569
672	Kumho Petrochemical Co., Ltd.	56,609
1,355	LG Chem Ltd.	839,008
2,725	LG Corp.	189,166
7,331	LG Display Co., Ltd.	89,603
3,166	LG Electronics Inc.	223,384
279	LG Household & Health Care Ltd.	347,166
336	LG Innotek Co., Ltd.	40,799
6,945	LG Uplus Corp.	69,794
422	Lotte Chemical Corp.	67,032
904	Lotte Corp.	22,765
312	Lotte Shopping Co., Ltd.	19,927
8,685	Meritz Securities Co., Ltd.	23,328
8,373	Mirae Asset Daewoo Co., Ltd.	65,107
8,925	NAVER Corp.	2,411,720
2,225	NCSoft Corp.	1,542,674
529	Netmarble Corp.*(a)(d)	73,895
3,693	NH Investment & Securities Co., Ltd.	27,732
640	Orion Corp.	75,515
19	Ottogi Corp.	9,664
6,901	Pan Ocean Co., Ltd.*	19,671
177	Pearl Abyss Corp.*	27,069
2,152	POSCO	334,153
706	POSCO Chemical Co., Ltd.	52,548
1,129	Posco International Corp.	12,882
519	S-1 Corp.	38,052
474	Samsung Biologics Co., Ltd.*(a)	309,521
2,444	Samsung C&T Corp.	220,984
865	Samsung Card Co., Ltd.	20,945

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 9.9% — (continued)
1,566	Samsung Electro-Mechanics Co., Ltd.	$163,228
293,019	Samsung Electronics Co., Ltd.	13,326,914
4,498	Samsung Engineering Co., Ltd.*	42,573
938	Samsung Fire & Marine Insurance Co., Ltd.	147,288
13,465	Samsung Heavy Industries Co., Ltd.*	58,287
2,175	Samsung Life Insurance Co., Ltd.	111,585
15,570	Samsung SDI Co., Ltd.	5,918,185
1,034	Samsung SDS Co., Ltd.	136,540
2,009	Samsung Securities Co., Ltd.	50,731
519	Seegene Inc.	115,120
118,729	Shinhan Financial Group Co., Ltd.	2,956,948
241	Shinsegae Inc.	41,092
1,001	SK Holdings Co., Ltd.	179,646
98,799	SK Hynix Inc.	6,218,358
1,639	SK Innovation Co., Ltd.	198,779
1,050	SK Telecom Co., Ltd.	218,706
1,393	S-Oil Corp.	65,911
13,616	Woori Financial Group Inc.	97,353
1,290	Yuhan Corp.	72,698

	Total South Korea	54,064,346

Spain — 0.3%
80,271	CIE Automotive SA	1,387,936

Taiwan — 7.6%
15,000	Accton Technology Corp.	119,278
72,000	Acer Inc.	57,106
10,777	Advantech Co., Ltd.	111,142
4,000	Airtac International Group	87,890
96,498	ASE Technology Holding Co., Ltd.	200,009
60,000	Asia Cement Corp.	86,571
1,000	ASMedia Technology Inc.*	60,073
20,000	Asustek Computer Inc.	165,002
267,000	AU Optronics Corp.*	94,513
187,000	Catcher Technology Co., Ltd.(f)	1,272,113
216,738	Cathay Financial Holding Co., Ltd.	293,346
37,088	Chailease Holding Co., Ltd.(b)	163,114
175,154	Chang Hwa Commercial Bank Ltd.	108,481
54,000	Cheng Shin Rubber Industry Co., Ltd.	66,033
17,130	Chicony Electronics Co., Ltd.	51,498
324,000	China Development Financial Holding Corp.	94,011
97,390	China Life Insurance Co., Ltd.	67,989
288,000	China Steel Corp.	194,409
489,900	Chroma ATE Inc.	2,677,447
104,000	Chunghwa Telecom Co., Ltd.	383,795
104,000	Compal Electronics Inc.	65,356
519,880	CTBC Financial Holding Co., Ltd.	334,828
56,000	Delta Electronics Inc.	359,304
320,246	E.Sun Financial Holding Co., Ltd.	296,029
5,100	Eclat Textile Co., Ltd.	66,970
66,812	Eva Airways Corp.	26,044
64,478	Evergreen Marine Corp. Taiwan Ltd.*	38,047
85,000	Far Eastern New Century Corp.	76,300
39,000	Far EasTone Telecommunications Co., Ltd.	81,219
10,920	Feng TAY Enterprise Co., Ltd.	63,133
280,198	First Financial Holding Co., Ltd.	202,272
93,000	Formosa Chemicals & Fibre Corp.	214,235

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 7.6% — (continued)
36,000	Formosa Petrochemical Corp.	$100,264
112,000	Formosa Plastics Corp.	297,603
34,000	Formosa Taffeta Co., Ltd.	36,574
32,230	Foxconn Technology Co., Ltd.	57,087
197,000	Fubon Financial Holding Co., Ltd.	286,240
8,000	Giant Manufacturing Co., Ltd.	82,738
98,000	Globalwafers Co., Ltd.	1,313,629
19,000	Highwealth Construction Corp.	29,944
8,176	Hiwin Technologies Corp.	88,863
1,218,660	Hon Hai Precision Industry Co., Ltd.	3,184,455
9,000	Hotai Motor Co., Ltd.	182,115
259,562	Hua Nan Financial Holdings Co., Ltd.	159,290
272,000	Innolux Corp.*	83,971
79,000	Inventec Corp.	61,039
2,541	Largan Precision Co., Ltd.	291,330
61,264	Lite-On Technology Corp., ADR	96,686
43,000	MediaTek Inc.	812,841
314,000	Mega Financial Holding Co., Ltd.	311,710
17,000	Micro-Star International Co., Ltd.	78,088
151,000	Nan Ya Plastics Corp.	315,518
40,000	Nanya Technology Corp.	70,401
5,000	Nien Made Enterprise Co., Ltd.	57,404
208,000	Novatek Microelectronics Corp.	1,694,415
52,000	Pegatron Corp.	110,496
4,000	Phison Electronics Corp.	37,603
80,000	Pou Chen Corp.	75,173
24,000	Powertech Technology Inc.	70,357
177,660	Poya International Co., Ltd.	3,471,216
16,539	President Chain Store Corp.	152,015
86,000	Quanta Computer Inc.	224,873
14,000	Realtek Semiconductor Corp.	180,718
24,180	Ruentex Development Co., Ltd.	35,469
96,206	Shanghai Commercial & Savings Bank Ltd.	136,656
326,221	Shin Kong Financial Holding Co., Ltd.(b)	91,873
268,846	SinoPac Financial Holdings Co., Ltd.	98,574
15,629	Standard Foods Corp.	33,844
35,700	Synnex Technology International Corp.	53,036
275,811	Taishin Financial Holding Co., Ltd.	124,217
192,313	Taiwan Business Bank	65,381
140,980	Taiwan Cement Corp.	205,464
249,792	Taiwan Cooperative Financial Holding Co., Ltd.	170,189
60,000	Taiwan High Speed Rail Corp.	66,083
41,000	Taiwan Mobile Co., Ltd.	141,539
1,034,507	Taiwan Semiconductor Manufacturing Co., Ltd.	15,033,117
142,000	Uni-President Enterprises Corp.	321,685
336,000	United Microelectronics Corp.	239,968
23,000	Vanguard International Semiconductor Corp.	73,101
11,000	Walsin Technology Corp.	59,665
10,000	Win Semiconductors Corp.	96,946
84,000	Winbond Electronics Corp.	34,580
73,361	Wistron Corp.	79,402
76,000	Wiwynn Corp.	2,017,207
48,760	WPG Holdings Ltd.	68,109
11,188	Yageo Corp.	126,278
232,960	Yuanta Financial Holding Co., Ltd.	145,448
14,000	Zhen Ding Technology Holding Ltd.	58,343

	Total Taiwan	41,768,387

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Thailand — 1.6%

33,900	Advanced Info Service PCL, NVDR	$199,362
128,800	Airports of Thailand PCL, NVDR(d)	231,400
185,700	Asset World Corp. PCL, NVDR	23,586
20,800	B Grimm Power PCL, NVDR	30,894
16,300	Bangkok Bank PCL, Class Registered Shares	55,673
51,800	Bangkok Commercial Asset Mangement PCL, NVDR	38,698
274,800	Bangkok Dusit Medical Services PCL, NVDR	183,599
215,400	Bangkok Expressway & Metro PCL, NVDR	62,499
34,400	Berli Jucker PCL, NVDR	40,713
220,700	BTS Group Holdings PCL, NVDR	73,691
9,500	Bumrungrad Hospital PCL, NVDR	33,708
67,000	Central Pattana PCL, NVDR	101,037
59,216	Central Retail Corp. PCL, NVDR	56,397
112,900	Charoen Pokphand Foods PCL, NVDR	117,749
734,100	CP ALL PCL, NVDR	1,504,778
9,700	Electricity Generating PCL, NVDR	69,159
37,100	Energy Absolute PCL, NVDR	49,920
17,400	Global Power Synergy PCL, NVDR	35,711
64,600	Gulf Energy Development PCL, NVDR	65,372
187,100	Home Product Center PCL, NVDR	89,471
47,600	Indorama Ventures PCL, NVDR	36,086
64,400	Intouch Holdings PCL, NVDR	112,806
206,100	IRPC PCL, NVDR	15,448
455,900	Kasikornbank PCL	1,230,464
15,200	Kasikornbank PCL, NVDR	41,056
110,000	Krung Thai Bank PCL, NVDR	33,654
22,200	Krungthai Card PCL, NVDR	21,943
226,700	Land and Houses PCL, NVDR	53,636
87,700	Minor International PCL, NVDR	63,117
19,800	Muangthai Capital PCL, NVDR	31,618
22,800	Osotspa PCL, NVDR	28,576
41,400	PTT Exploration & Production PCL, NVDR	117,946
66,200	PTT Global Chemical PCL, NVDR	97,911
317,500	PTT PCL, NVDR	366,145
21,400	Ratch Group PCL, NVDR	38,514
103,000	Siam Cement PCL, Class Registered Shares	1,173,922
21,200	Siam Cement PCL, NVDR	240,766
20,000	Siam Commercial Bank PCL, NVDR	46,401
165,000	Srisawad Corp. PCL	243,038
678,174	Srisawad Corp. PCL, NVDR	993,942
1,223,000	Thai Beverage PCL	551,615
24,300	Thai Oil PCL, NVDR	32,259
92,400	Thai Union Group PCL, NVDR	41,796
1,064,476	TMB Bank PCL, NVDR	32,091
20,200	Total Access Communication PCL, NVDR	23,163
336,600	True Corp. PCL, NVDR	35,819

	Total Thailand	8,767,149

Turkey — 1.0%
92,671	Akbank T.A.S.*	61,520
5,229	Anadolu Efes Biracilik Ve Malt Sanayii AS	13,785
17,844	Aselsan Elektronik Sanayi Ve Ticaret AS	39,340
221,491	AvivaSA Emeklilik ve Hayat AS	385,428
11,261	BIM Birlesik Magazalar AS	103,779
41,908	Eregli Demir ve Celik Fabrikalari TAS	49,523
1,793	Ford Otomotiv Sanayi AS	20,568

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Turkey — 1.0% — (continued)
27,526	Haci Ömer Sabanci Holding AS	$28,910
22,099	KOC Holding AS	44,733
860,066	MLP Saglik Hizmetleri AS, (Restricted, cost — $2,406,017, acquired 2/7/18), Class B Shares*(a)(c)	1,785,478
882,254	Sok Marketler Ticaret AS*	1,539,584
1,041	TAV Havalimanlari Holding AS	2,120
363,100	Tofas Turk Otomobil Fabrikasi AS	1,106,444
3,542	Tüpras Türkiye Petrol Rafinerileri AS*	38,461
14,117	Turk Hava Yollari AO*	20,247
36,721	Turkcell Iletisim Hizmetleri AS	71,414
68,320	Türkiye Garanti Bankasi AS*	62,727
46,584	Turkiye Is Bankasi AS, Class C Shares*	31,069
88,209	Yapi ve Kredi Bankasi AS*	24,306

	Total Turkey	5,429,436

United Arab Emirates — 0.2%
80,337	Abu Dhabi Commercial Bank PJSC	120,996
113,653	Aldar Properties PJSC	62,571
52,710	Dubai Islamic Bank PJSC	58,675
67,240	Emaar Malls PJSC*	25,331
95,193	Emaar Properties PJSC*	74,402
89,107	Emirates NBD Bank PJSC	261,280
56,256	Emirates Telecommunications Group Co. PJSC	253,424
82,601	First Abu Dhabi Bank PJSC	256,504

	Total United Arab Emirates	1,113,183

United Kingdom — 1.1%
50,321	Anglo American PLC	1,232,728
72,242	Mondi PLC	1,410,880
59,488	Unilever NV	3,450,382

	Total United Kingdom	6,093,990

United States — 0.3%
148,600	Laureate Education Inc., Class A Shares*	1,860,472

	TOTAL COMMON STOCKS (Cost — $422,757,734)	530,734,299

PREFERRED STOCKS — 0.7%

Brazil — 0.5%
123,497	Banco Bradesco SA, Class Preferred Shares	467,421
4,801	Braskem SA, Class Preferred A Shares	18,653
7,736	Centrais Eletricas Brasileiras SA, Class Preferred B Shares	50,668
29,912	Cia Energetica de Minas Gerais, Class Preferred Shares	57,480
2,480	Cia Paranaense de Energia, Class Preferred B Shares	27,960
31,169	Gerdau SA, Class Preferred Shares	108,586
137,934	Itau Unibanco Holding SA, Class Preferred Shares	592,796
127,793	Itausa SA, Class Preferred Shares	219,919
27,544	Lojas Americanas SA, Class Preferred Shares	162,207
139,981	Petroleo Brasileiro SA, Class Preferred Shares	559,188
13,071	Telefonica Brasil SA, Class Preferred Shares	114,115

	Total Brazil	2,378,993

Chile — 0.0%
10,869	Embotelladora Andina SA, Class Preferred B Shares	23,153
2,971	Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	92,879

	Total Chile	116,032

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units		Security	Value

Colombia — 0.0%
13,625		Bancolombia SA, Class Preferred Shares	$97,395

Russia — 0.0%
212,363		Surgutneftegas PJSC, Class Preferred Shares	106,634

South Korea — 0.2%
521		Amorepacific Corp., Class Preferred Shares	26,196
1,024		Hyundai Motor Co., Class Preferred 2nd Shares	75,809
565		Hyundai Motor Co., Class Preferred Shares	41,187
157		LG Chem Ltd., Class Preferred Shares	49,207
55		LG Household & Health Care Ltd., Class Preferred Shares	32,392
23,374		Samsung Electronics Co., Ltd., Class Preferred Shares	930,814

		Total South Korea	1,155,605

		TOTAL PREFERRED STOCKS (Cost — $4,025,181)	3,854,659

RIGHTS — 0.0%

China — 0.0%
1,176		Legend Holdings Corp.*(b)(f)	1,733

Thailand — 0.0%
6,460		Gulf Energy Development PCL, NVDR*(f)	312

		TOTAL RIGHTS (Cost — $0)	2,045

WARRANTS — 0.0%

Thailand — 0.0%
22,070		BTS Group Holdings PCL, expires 2/16/21*(f)	—
39,806		Srisawad Corp. PCL, expires 6/23/26*(b)(f)	12,741

		Total Thailand	12,741

		TOTAL WARRANTS (Cost — $0)	12,741

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $426,782,915)	534,603,744

Face Amount†

SHORT-TERM INVESTMENTS (g) — 3.9%

MONEY MARKET FUND — 1.4%
$7,604,720		Invesco STIT — Government & Agency Portfolio, 0.028%, Institutional Class(h) (Cost — $7,604,720)	7,604,720

TIME DEPOSITS — 2.5%
1,809,618		ANZ National Bank — London, 0.010% due 9/1/20	1,809,618
2,687,097		Barclays Bank PLC — London, 0.010% due 9/1/20	2,687,097
		BBH — Grand Cayman:
10	GBP	0.010% due 9/1/20	13
2	SGD	0.010% due 9/1/20	2
21,465		0.010% due 9/1/20	21,465
134,224	HKD	0.150% due 9/1/20	17,319
2,442	ZAR	4.500% due 9/1/20	144
		BNP Paribas — Paris:
36,884	EUR	(0.690)% due 9/1/20	44,018
775,660	HKD	0.150% due 9/1/20	100,083
622,810	ZAR	4.500% due 9/1/20	36,743
488,698	HKD	HSBC Bank — Hong Kong, 0.150% due 9/1/20	63,057

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Face Amount†	Security	Value

TIME DEPOSITS — 2.5% — (continued)
$7,868,560	JPMorgan Chase & Co. — New York, 0.010% due 9/1/20	$7,868,560
1,011,925	Sumitomo Mitsui Banking Corp. — Tokyo, 0.010% due 9/1/20	1,011,925

	TOTAL TIME DEPOSITS (Cost — $13,660,044)	13,660,044

	TOTAL SHORT-TERM INVESTMENTS (Cost — $21,264,764)	21,264,764

	TOTAL INVESTMENTS — 101.4% (Cost — $448,047,679)	555,868,508

	Liabilities in Excess of Other Assets — (1.4)%	(7,455,697)

	TOTAL NET ASSETS — 100.0%	$548,412,811

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $28,525,799 and represents 5.2% of net assets.

(b)	Illiquid security.
(c)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2020, amounts to $34,937,936 and represents 6.4% of net assets.
(d)	All or a portion of this security is on loan (See Note 1).
(e)	Security trades on the Hong Kong exchange.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.5%.
(h)	Represents investments of collateral received from securities lending transactions.

At August 31, 2020, for Emerging Markets Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Emerging Markets Equity Fund	$461,525,446	$152,822,587	$(57,980,405)	$94,842,182

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Summary of Investments by Security Sector^
Financials
Banks	15.3%
Insurance	3.9
Consumer Finance	0.9
Other	0.9
Consumer Discretionary	19.4
Information Technology	16.0
Communication Services	13.0
Industrials	5.1
Consumer Staples	5.1
Materials	5.0
Energy	5.0
Health Care	5.0
Real Estate	1.9
Utilities	1.0
Short-Term Investments	2.5

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2020, Emerging Markets Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
MSCI Emerging Markets E-mini Index September Futures	32	9/20	$1,626,211	$1,760,640	$134,429

At August 31, 2020, Emerging Markets Equity Fund had deposited cash of $182,994 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 35.8%

Advertising — 0.0%
$40,000	BBB	Interpublic Group of Cos., Inc. (The), Senior Unsecured Notes, 3.500% due 10/1/20	$40,101
10,000	BBB+	Omnicom Group Inc./Omnicom Capital Inc., Senior Unsecured Notes, 3.650% due 11/1/24	11,085

		Total Advertising	51,186

Aerospace/Defense — 1.1%
		BAE Systems Holdings Inc., Company Guaranteed Notes:
105,000	BBB	2.850% due 12/15/20(a)	105,509
205,000	BBB	3.800% due 10/7/24(a)	228,418
600,000	BBB	3.850% due 12/15/25(a)	679,002
		Boeing Co. (The), Senior Unsecured Notes:
332,000	BBB-	4.508% due 5/1/23	350,869
731,000	BBB-	4.875% due 5/1/25	796,246
50,000	BBB-	3.100% due 5/1/26	50,115
70,000	BBB-	2.700% due 2/1/27	68,035
60,000	BBB-	2.800% due 3/1/27	58,462
260,000	BBB-	3.200% due 3/1/29	258,197
250,000	BBB-	5.150% due 5/1/30	280,700
440,000	BBB-	3.250% due 2/1/35	413,595
40,000	BBB-	3.550% due 3/1/38	36,273
210,000	BBB-	5.705% due 5/1/40	244,626
140,000	BBB-	3.750% due 2/1/50	126,074
490,000	BBB-	5.805% due 5/1/50	589,204
20,000	BBB-	3.825% due 3/1/59	17,660
150,000	BBB-	5.930% due 5/1/60	184,225
		General Dynamics Corp., Company Guaranteed Notes:
121,000	A	3.500% due 4/1/27	138,698
395,000	A	3.750% due 5/15/28	465,399
10,000	A	4.250% due 4/1/40	12,655
70,000	A	4.250% due 4/1/50	91,663
		L3 Technologies Inc., Company Guaranteed Notes:
35,000	BBB	3.950% due 5/28/24	36,846
320,000	BBB	3.850% due 12/15/26	343,608
		L3Harris Technologies Inc., Senior Unsecured Notes:
595,000	BBB	3.850% due 12/15/26	686,833
600,000	BBB	4.400% due 6/15/28	717,458
60,000	BBB	5.054% due 4/27/45	80,490
		Lockheed Martin Corp., Senior Unsecured Notes:
30,000	A-	3.100% due 1/15/23	31,799
170,000	A-	3.550% due 1/15/26	194,649
40,000	A-	4.500% due 5/15/36	51,836
24,000	A-	3.800% due 3/1/45	29,367
106,000	A-	4.700% due 5/15/46	145,545
154,000	A-	2.800% due 6/15/50	163,363
		Northrop Grumman Corp., Senior Unsecured Notes:
80,000	BBB	2.080% due 10/15/20	80,174
761,000	BBB	2.930% due 1/15/25	831,012
340,000	BBB	3.250% due 1/15/28	385,122
82,000	BBB	4.400% due 5/1/30	101,625
114,000	BBB	4.030% due 10/15/47	139,576
110,000	BBB	5.250% due 5/1/50	158,731
		Raytheon Co., Senior Unsecured Notes:
40,000	A-	7.200% due 8/15/27	53,861
24,000	A-	7.000% due 11/1/28	33,202
55,000	A-	4.200% due 12/15/44	63,796

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Aerospace/Defense — 1.1% — (continued)
		Raytheon Technologies Corp., Senior Unsecured Notes:
$70,000	A-	3.150% due 12/15/24(a)	$76,277
120,000	A-	3.950% due 8/16/25	137,559
252,000	A-	4.125% due 11/16/28	300,573
484,000	A-	2.250% due 7/1/30	512,544
190,000	A-	4.500% due 6/1/42	241,917
38,000	A-	4.150% due 5/15/45	46,159
25,000	A-	3.750% due 11/1/46	28,921
76,000	A-	4.050% due 5/4/47	92,055
		Rockwell Collins Inc., Senior Unsecured Notes:
40,000	A-	3.100% due 11/15/21	40,900
20,000	A-	2.800% due 3/15/22	20,507

		Total Aerospace/Defense	11,021,930

Agriculture — 0.8%
		Altria Group Inc., Company Guaranteed Notes:
130,000	BBB	4.750% due 5/5/21	133,937
60,000	BBB	3.490% due 2/14/22	62,614
70,000	BBB	3.800% due 2/14/24	76,841
40,000	BBB	2.350% due 5/6/25	42,522
250,000	BBB	4.400% due 2/14/26	289,970
611,000	BBB	4.800% due 2/14/29	731,015
424,000	BBB	5.800% due 2/14/39	541,039
80,000	BBB	3.875% due 9/16/46	83,653
730,000	BBB	5.950% due 2/14/49	993,945
130,000	BBB	6.200% due 2/14/59	178,377
		BAT Capital Corp., Company Guaranteed Notes:
15,000	BBB+	3.215% due 9/6/26	16,301
880,000	BBB+	3.557% due 8/15/27	964,438
1,145,000	BBB+	4.540% due 8/15/47	1,247,452
150,000	A	Cargill Inc., Senior Unsecured Notes, 1.375% due 7/23/23(a)	153,630
		Philip Morris International Inc., Senior Unsecured Notes:
190,000	A	2.900% due 11/15/21	195,945
110,000	A	2.500% due 11/2/22	114,852
200,000	A	1.125% due 5/1/23	203,527
100,000	A	2.100% due 5/1/30	103,908
60,000	A	4.500% due 3/20/42	73,964
		Reynolds American Inc., Company Guaranteed Notes:
75,000	BBB+	4.000% due 6/12/22	79,520
80,000	BBB+	4.450% due 6/12/25	91,159
818,000	BBB+	5.850% due 8/15/45	1,017,640

		Total Agriculture	7,396,249

Airlines — 0.4%
50,266	A2(b)	Air Canada Class AA Pass-Through Trust, Pass-Thru Certificates, 3.300% due 1/15/30(a)	46,991
25,067	BB	Air Canada Class B Pass-Through Trust, Pass-Thru Certificates, 5.000% due 12/15/23(a)	20,626
178,808	B	American Airlines Class A Pass-Through Trust, Series 2013-2, Pass-Thru Certificates, 4.950% due 1/15/23	145,357
41,338	A	American Airlines Class AA Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 3.600% due 9/22/27	39,280
323,748	A+	American Airlines Class AA Pass-Through Trust, Series 2016-1, Pass-Thru Certificates, 3.575% due 1/15/28	313,697
46,592	A+	American Airlines Class AA Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 3.200% due 6/15/28	43,828
98,231	A+	American Airlines Class AA Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.000% due 10/15/28	91,937

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Airlines — 0.4% — (continued)
$39,780	Baa1(b)	American Airlines Class AA Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 3.650% due 2/15/29	$38,196
107,598	BBB	American Airlines Class B Pass-Through Trust, Series 2013-1, Pass-Thru Certificates, 5.625% due 1/15/21(a)	93,931
121,842	BB	American Airlines Class B Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 4.400% due 9/22/23	88,942
85,381	BB	American Airlines Class B Pass-Through Trust, Series 2016-1, Pass-Thru Certificates, 5.250% due 1/15/24	58,826
68,500	BB+	American Airlines Class B Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 4.375% due 6/15/24(a)	49,413
779	BB+	American Airlines Class B Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.750% due 10/15/25	544
53,631	Ba2(b)	American Airlines Class B Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 4.950% due 2/15/25	38,075
23,934	Ba2(b)	American Airlines Class B Pass-Through Trust, Series 2017-2, Pass-Thru Certificates, 3.700% due 10/15/25	16,404
284,814	BBB	British Airways 2019-1 Class A Pass-Through Trust, Pass-Thru Certificates, 3.350% due 6/15/29(a)	238,516
80,000	A+	Delta Air Lines 2020-1 Class AA Pass Through Trust, Pass-Thru Certificates, 2.000% due 6/10/28	78,229
		Delta Air Lines Inc.:
870,000	BBB-	Senior Secured Notes, 7.000% due 5/1/25(a)	953,663
		Senior Unsecured Notes:
220,000	BB-	3.400% due 4/19/21	220,546
120,000	BB-	3.625% due 3/15/22	119,342
50,000	BB-	3.800% due 4/19/23	48,068
180,000	BB-	2.900% due 10/28/24	165,389
270,000	BB-	7.375% due 1/15/26	281,343
170,000	Baa3(b)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(a)	177,225
221,760	BB	Northwest Airlines Inc. Class A-1 Pass-Through Trust, Series 2001-1, Pass-Thru Certificates, 7.041% due 4/1/22	213,234
45,000	BBB	Southwest Airlines Co., Senior Unsecured Notes, 2.750% due 11/16/22	46,194
		United Airlines Class AA Pass-Through Trust, Pass-Thru Certificates:
33,877	A+	3.450% due 12/1/27	33,146
4,209	A1(b)	3.100% due 7/7/28	4,106
45,996	A1(b)	2.875% due 10/7/28	43,209
18,661	A1(b)	3.500% due 3/1/30	17,594
56,271	A1(b)	4.150% due 8/25/31	56,088
85,000	A1(b)	2.700% due 5/1/32	78,863
		United Airlines Class B Pass-Through Trust, Pass-Thru Certificates:
35,427	BB+	4.750% due 4/11/22	31,210
51,698	BB+	4.625% due 9/3/22	46,730
4,715	Baa2(b)	3.650% due 10/7/25	3,520
14,932	Baa2(b)	3.650% due 1/7/26	11,269
96,000	Baa2(b)	3.500% due 5/1/28	69,477
130,565	BBB	US Airways Class G Pass-Through Trust, Series 2001-1, Pass-Thru Certificates, 7.076% due 3/20/21	124,167

		Total Airlines	4,147,175

Apparel — 0.1%
		Hanesbrands Inc., Company Guaranteed Notes:
10,000	BB	4.625% due 5/15/24(a)	10,526
70,000	BB	4.875% due 5/15/26(a)	76,343
90,000	BB+	Levi Strauss & Co., Senior Unsecured Notes, 5.000% due 5/1/25	92,353

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Apparel — 0.1% — (continued)
		NIKE Inc., Senior Unsecured Notes:
$40,000	AA-	2.400% due 3/27/25	$43,193
312,000	AA-	2.750% due 3/27/27	346,816
140,000	AA-	2.850% due 3/27/30	156,627
100,000	AA-	3.250% due 3/27/40	112,941
350,000	AA-	3.375% due 3/27/50	404,022

		Total Apparel	1,242,821

Auto Manufacturers — 1.2%
65,000	A-	American Honda Finance Corp., Senior Unsecured Notes, 2.900% due 2/16/24	69,697
9,000	A	BMW US Capital LLC, Company Guaranteed Notes, 2.800% due 4/11/26(a)	9,784
		Daimler Finance North America LLC, Company Guaranteed Notes:
160,000	BBB+	2.125% due 3/10/25(a)	165,687
150,000	BBB+	3.300% due 5/19/25(a)	163,855
		Ford Motor Co., Senior Unsecured Notes:
40,000	BB+	8.500% due 4/21/23	44,280
40,000	BB+	9.000% due 4/22/25	46,862
30,000	BB+	4.750% due 1/15/43	27,844
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
420,000	BB+	2.343% due 11/2/20	419,738
200,000	BB+	3.200% due 1/15/21	200,500
155,000	BB+	5.750% due 2/1/21	157,130
50,000	BB+	3.336% due 3/18/21	50,188
1,515,000	BB+	1.114% (3-Month USD-LIBOR + 0.810%) due 4/5/21(c)	1,492,441
440,000	BB+	1.146% (3-Month USD-LIBOR + 0.880%) due 10/12/21(c)	424,588
470,000	BB+	3.339% due 3/28/22	472,844
1,250,000	BB+	1.331% (3-Month USD-LIBOR + 1.080%) due 8/3/22(c)	1,178,800
		General Motors Co., Senior Unsecured Notes:
70,000	BBB	5.400% due 10/2/23	77,683
110,000	BBB	6.125% due 10/1/25	129,250
250,000	BBB	6.250% due 10/2/43	292,052
455,000	BBB	5.200% due 4/1/45	493,624
		General Motors Financial Co., Inc.:
		Company Guaranteed Notes:
230,000	BBB	2.450% due 11/6/20	230,680
25,000	BBB	3.550% due 4/9/21	25,423
760,000	BBB	3.200% due 7/6/21	772,226
592,000	BBB	4.375% due 9/25/21	612,403
110,000	BBB	3.450% due 4/10/22	113,256
152,000	BBB	3.150% due 6/30/22	156,666
100,000	BBB	3.700% due 5/9/23	104,871
161,000	BBB	3.950% due 4/13/24	172,028
80,000	BBB	3.500% due 11/7/24	84,695
100,000	BBB	4.350% due 1/17/27	108,536
		Senior Unsecured Notes:
630,000	BBB	4.200% due 11/6/21	651,651
570,000	BBB	5.200% due 3/20/23	622,202
42,000	BBB	2.750% due 6/20/25	43,438
		Hyundai Capital America, Senior Unsecured Notes:
218,000	BBB+	3.000% due 10/30/20(a)	218,761
10,000	BBB+	3.750% due 7/8/21(a)	10,227
250,000	BBB+	3.950% due 2/1/22(a)	260,190
412,000	BBB+	2.375% due 2/10/23(a)	423,359
		Hyundai Capital Services Inc., Senior Unsecured Notes:
200,000	BBB+	3.000% due 8/29/22(a)	207,329
200,000	BBB+	3.750% due 3/5/23(a)	212,454

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Auto Manufacturers — 1.2% — (continued)
$20,000	BBB-	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 3.650% due 9/21/21(a)	$20,268
		Toyota Motor Credit Corp., Senior Unsecured Notes:
30,000	A+	3.450% due 9/20/23	32,705
268,000	A+	3.000% due 4/1/25	295,136
200,000	BBB+	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 4.000% due 11/12/21(a)	208,163

		Total Auto Manufacturers	11,503,514

Auto Parts & Equipment — 0.0%
155,000	A-	Magna International Inc., Senior Unsecured Notes, 2.450% due 6/15/30	164,536

Banks — 8.9%
		Banco Santander SA, Senior Unsecured Notes:
200,000	A-	3.848% due 4/12/23	215,365
400,000	A	2.706% due 6/27/24	427,004
600,000	A-	2.746% due 5/28/25	638,686
600,000	A-	4.379% due 4/12/28	687,984
200,000	A	3.306% due 6/27/29	219,023
		Bank of America Corp.:
		Senior Unsecured Notes:
488,000	A-	2.738% (3-Month USD-LIBOR + 0.370%) due 1/23/22(c)	492,468
210,000	A-	2.816% (3-Month USD-LIBOR + 0.930%) due 7/21/23(c)	218,659
923,000	A-	3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(c)	973,011
490,000	A-	4.125% due 1/22/24	548,423
1,380,000	A-	3.550% (3-Month USD-LIBOR + 0.780%) due 3/5/24(c)	1,477,983
280,000	A-	4.000% due 4/1/24	312,731
54,000	A-	3.366% (3-Month USD-LIBOR + 0.810%) due 1/23/26(c)	59,423
210,000	A-	3.500% due 4/19/26	238,443
2,000	A-	3.559% (3-Month USD-LIBOR + 1.060%) due 4/23/27(c)	2,250
643,000	A-	3.824% (3-Month USD-LIBOR + 1.575%) due 1/20/28(c)	732,258
419,000	A-	3.705% (3-Month USD-LIBOR + 1.512%) due 4/24/28(c)	475,573
350,000	A-	3.593% (3-Month USD-LIBOR + 1.370%) due 7/21/28(c)	395,224
620,000	A-	3.419% (3-Month USD-LIBOR + 1.040%) due 12/20/28(c)	693,880
363,000	A-	3.970% (3-Month USD-LIBOR + 1.070%) due 3/5/29(c)	418,779
500,000	A-	3.974% (3-Month USD-LIBOR + 1.210%) due 2/7/30(c)	584,679
676,000	A-	3.194% (3-Month USD-LIBOR + 1.180%) due 7/23/30(c)	751,883
250,000	A-	2.884% (3-Month USD-LIBOR + 1.190%) due 10/22/30(c)	272,292
329,000	A-	2.496% (3-Month USD-LIBOR + 0.990%) due 2/13/31(c)	347,195
245,000	A-	2.592% (SOFR + 2.150%) due 4/29/31(c)	261,583
234,000	A-	2.676% (SOFR + 1.930%) due 6/19/41(c)	239,785
240,000	A-	5.000% due 1/21/44	333,687
710,000	A-	4.330% (3-Month USD-LIBOR + 1.520%) due 3/15/50(c)	919,907
520,000	A-	4.083% (3-Month USD-LIBOR + 3.150%) due 3/20/51(c)	653,573
		Subordinated Notes:
775,000	BBB+	4.200% due 8/26/24	869,193
1,082,000	BBB+	4.000% due 1/22/25	1,213,303
123,000	BBB+	4.450% due 3/3/26	142,679
20,000	BBB+	4.250% due 10/22/26	23,187
143,000	BBB+	4.183% due 11/25/27	165,115
		Bank of Montreal:
300,000	A-	Senior Unsecured Notes, 1.850% due 5/1/25	315,309
50,000	BBB+	Subordinated Notes, 3.803% (5-Year USD Swap Rate + 1.432%) due 12/15/32(c)	55,457
		Bank of New York Mellon Corp. (The), Senior Unsecured Notes:
195,000	A	3.400% due 5/15/24	215,527
90,000	A	1.600% due 4/24/25	94,004
115,000	A	3.250% due 5/16/27	130,595
170,000	A-	Bank of Nova Scotia (The), Senior Unsecured Notes, 1.300% due 6/11/25	174,004

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.9% — (continued)
		Barclays Bank PLC:
$200,000	A	Senior Unsecured Notes, 1.700% due 5/12/22	$203,614
100,000	BBB-	Subordinated Notes, 5.140% due 10/14/20	100,460
		Barclays PLC, Senior Unsecured Notes:
400,000	BBB	3.250% due 1/12/21	404,102
333,000	BBB	3.684% due 1/10/23	345,558
245,000	BBB	4.338% (3-Month USD-LIBOR + 1.356%) due 5/16/24(c)	265,074
620,000	BBB	4.972% (3-Month USD-LIBOR + 1.902%) due 5/16/29(c)	738,621
		BNP Paribas SA:
		Senior Unsecured Notes:
380,000	A-	3.500% due 3/1/23(a)	404,989
270,000	A-	3.375% due 1/9/25(a)	295,655
690,000	A-	4.705% (3-Month USD-LIBOR + 2.235%) due 1/10/25(a)(c)	771,746
220,000	A-	2.219% (SOFR + 2.074%) due 6/9/26(a)(c)	229,792
750,000	A-	4.400% due 8/14/28(a)	887,997
200,000	BBB+	Subordinated Notes, 4.375% (5-Year USD Swap Rate + 1.483%) due 3/1/33(a)(c)	226,187
434,000	A+	BPCE SA, Senior Unsecured Notes, 2.700% due 10/1/29(a)	467,425
		CIT Group Inc., Senior Unsecured Notes:
90,000	BB+	4.750% due 2/16/24	94,866
40,000	BB+	5.250% due 3/7/25	43,696
		Citigroup Inc.:
500,000	BB+	Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(c)(d)	540,122
		Senior Unsecured Notes:
180,000	BBB+	1.678% (SOFR + 1.667%) due 5/15/24(c)	184,722
120,000	BBB+	3.106% (SOFR + 2.750%) due 4/8/26(c)	130,625
390,000	BBB+	3.200% due 10/21/26	434,949
100,000	BBB+	3.980% (3-Month USD-LIBOR + 1.338%) due 3/20/30(c)	116,191
210,000	BBB+	4.412% (SOFR + 3.914%) due 3/31/31(c)	255,854
70,000	BBB+	2.572% (SOFR + 2.107%) due 6/3/31(c)	74,187
314,000	BBB+	8.125% due 7/15/39	554,737
196,000	BBB+	4.650% due 7/30/45	254,414
70,000	BBB+	4.650% due 7/23/48	94,383
		Subordinated Notes:
890,000	BBB	4.400% due 6/10/25	1,015,615
250,000	BBB	5.500% due 9/13/25	298,306
890,000	BBB	4.300% due 11/20/26	1,027,941
210,000	BBB	4.450% due 9/29/27	244,283
30,000	BBB	6.625% due 6/15/32	42,286
100,000	BBB	6.675% due 9/13/43	156,633
286,000	BBB	5.300% due 5/6/44	385,693
30,000	BBB	4.750% due 5/18/46	38,478
15,000	BBB+	Citizens Financial Group Inc., Senior Unsecured Notes, 2.375% due 7/28/21	15,246
		Commonwealth Bank of Australia, Senior Unsecured Notes:
5,000	AA-	3.450% due 3/16/23(a)	5,377
58,000	AA-	3.900% due 7/12/47(a)	71,852
		Cooperatieve Rabobank UA:
		Company Guaranteed Notes:
310,000	BBB+	4.625% due 12/1/23	345,696
990,000	BBB+	4.375% due 8/4/25	1,130,147
270,000	A+	Senior Unsecured Notes, 3.125% due 4/26/21	275,151
250,000	A-	Credit Agricole SA, Senior Unsecured Notes, 1.907% (SOFR + 1.676%) due 6/16/26(a)(c)	258,316
		Credit Suisse AG, Senior Unsecured Notes:
256,000	A+	3.625% due 9/9/24	285,655
250,000	A+	2.950% due 4/9/25	274,842

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.9% — (continued)
		Credit Suisse Group AG, Senior Unsecured Notes:
$753,000	BBB+	2.193% (SOFR + 2.044%) due 6/5/26(a)(c)	$778,389
250,000	BBB+	4.194% (SOFR + 3.730%) due 4/1/31(a)(c)	292,009
320,000	BBB+	Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes, 4.550% due 4/17/26	375,708
		Danske Bank AS, Senior Unsecured Notes:
440,000	BBB+	5.000% due 1/12/22(a)	464,040
200,000	BBB+	3.001% (3-Month USD-LIBOR + 1.249%) due 9/20/22(a)(c)	204,351
1,200,000	BBB+	5.375% due 1/12/24(a)	1,359,932
944,000	A	1.226% due 6/22/24(a)	955,552
38,000	BBB-	Deutsche Bank AG, Senior Unsecured Notes, 4.100% due 1/13/26	40,946
21,000	BB	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% (3-Month USD-LIBOR + 0.768%)(c)(d)	19,336
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
715,000	BBB+	2.875% due 2/25/21	722,395
40,000	BBB+	1.041% (3-Month USD-LIBOR + 0.780%) due 10/31/22(c)	40,196
738,000	BBB+	2.876% (3-Month USD-LIBOR + 0.821%) due 10/31/22(c)	757,240
130,000	BBB+	3.200% due 2/23/23	138,409
245,000	BBB+	2.908% (3-Month USD-LIBOR + 1.053%) due 6/5/23(c)	254,651
51,000	BBB+	3.500% due 1/23/25	56,085
294,000	BBB+	3.500% due 4/1/25	326,100
317,000	BBB+	3.750% due 5/22/25	355,352
192,000	BBB+	3.272% (3-Month USD-LIBOR + 1.201%) due 9/29/25(c)	209,587
150,000	BBB+	1.450% (3-Month USD-LIBOR + 1.170%) due 5/15/26(c)	151,719
515,000	BBB+	3.500% due 11/16/26	574,977
95,000	BBB+	3.850% due 1/26/27	108,340
185,000	BBB+	3.691% (3-Month USD-LIBOR + 1.510%) due 6/5/28(c)	209,965
620,000	BBB+	3.814% (3-Month USD-LIBOR + 1.158%) due 4/23/29(c)	711,511
1,330,000	BBB+	4.223% (3-Month USD-LIBOR + 1.301%) due 5/1/29(c)	1,565,084
210,000	BBB+	6.250% due 2/1/41	318,095
200,000	BBB+	4.750% due 10/21/45	267,326
		Subordinated Notes:
600,000	BBB-	4.250% due 10/21/25	684,252
460,000	BBB-	6.750% due 10/1/37	671,990
290,000	BBB-	5.150% due 5/22/45	387,017
		HSBC Holdings PLC:
		Junior Subordinated Notes:
240,000	Baa3(b)	6.250% (5-Year USD 1100 Run ICE Swap Rate + 3.453%)(c)(d)	245,606
440,000	Baa3(b)	6.500% (5-Year USD 1100 Run ICE Swap Rate + 3.606%)(c)(d)	474,459
		Senior Unsecured Notes:
325,000	A-	2.950% due 5/25/21	331,237
200,000	A-	3.262% (3-Month USD-LIBOR + 1.055%) due 3/13/23(c)	207,859
1,012,000	A-	4.583% (3-Month USD-LIBOR + 1.535%) due 6/19/29(c)	1,183,208
420,000	A-	3.973% (3-Month USD-LIBOR + 1.610%) due 5/22/30(c)	476,904
		Subordinated Notes:
240,000	BBB	4.250% due 8/18/25	266,550
390,000	BBB	6.500% due 9/15/37	547,091
100,000	BBB+	HSBC USA Inc., Subordinated Notes, 5.000% due 9/27/20	100,332
200,000	A-	ING Groep NV, Senior Unsecured Notes, 1.400% (1-Year CMT Index + 1.100%) due 7/1/26(a)(c)	203,511
		Intesa Sanpaolo SpA:
		Senior Unsecured Notes:
200,000	BBB	3.125% due 7/14/22(a)	205,615
200,000	BBB	3.375% due 1/12/23(a)	208,146
810,000	BB+	Subordinated Notes, 5.017% due 6/26/24(a)	873,989

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.9% — (continued)
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
$55,000	A-	1.494% (3-Month USD-LIBOR + 1.230%) due 10/24/23(c)	$56,018
460,000	A-	1.514% (SOFR + 1.455%) due 6/1/24(c)	470,674
285,000	A-	3.797% (3-Month USD-LIBOR + 0.890%) due 7/23/24(c)	309,843
760,000	A-	4.023% (3-Month USD-LIBOR + 1.000%) due 12/5/24(c)	841,070
467,000	A-	3.900% due 7/15/25	531,535
184,000	A-	2.301% (SOFR + 1.160%) due 10/15/25(c)	194,444
1,407,000	A-	2.005% (SOFR + 1.585%) due 3/13/26(c)	1,471,303
154,000	A-	3.300% due 4/1/26	173,044
280,000	A-	2.083% (SOFR + 1.850%) due 4/22/26(c)	294,250
375,000	A-	3.200% due 6/15/26	420,027
322,000	A-	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(c)	369,489
391,000	A-	3.540% (3-Month USD-LIBOR + 1.380%) due 5/1/28(c)	442,041
804,000	A-	2.182% (SOFR + 1.890%) due 6/1/28(c)	842,538
387,000	A-	3.509% (3-Month USD-LIBOR + 0.945%) due 1/23/29(c)	437,506
343,000	A-	4.005% (3-Month USD-LIBOR + 1.120%) due 4/23/29(c)	399,983
480,000	A-	4.203% (3-Month USD-LIBOR + 1.260%) due 7/23/29(c)	567,796
480,000	A-	4.452% (3-Month USD-LIBOR + 1.330%) due 12/5/29(c)	579,984
141,000	A-	3.702% (3-Month USD-LIBOR + 1.160%) due 5/6/30(c)	162,987
150,000	A-	2.522% (SOFR + 2.040%) due 4/22/31(c)	161,075
200,000	A-	3.964% (3-Month USD-LIBOR + 1.380%) due 11/15/48(c)	246,144
50,000	A-	3.109% (SOFR + 2.440%) due 4/22/51(c)	54,649
		Subordinated Notes:
83,000	BBB+	3.375% due 5/1/23	88,724
270,000	BBB+	3.875% due 9/10/24	301,110
422,000	BBB+	4.250% due 10/1/27	493,653
490,000	BBB+	4.950% due 6/1/45	674,413
		KeyCorp, Senior Unsecured Notes:
150,000	BBB+	2.900% due 9/15/20	150,139
45,000	BBB+	4.150% due 10/29/25	52,066
77,000	AAA	Kreditanstalt fuer Wiederaufbau, Government Guaranteed, 1.750% due 9/14/29	83,538
		Lloyds Banking Group PLC:
		Senior Unsecured Notes:
1,650,000	BBB+	2.907% (3-Month USD-LIBOR + 0.810%) due 11/7/23(c)	1,726,233
400,000	BBB+	3.900% due 3/12/24	440,135
200,000	BBB+	4.375% due 3/22/28	236,940
245,000	BBB-	Subordinated Notes, 4.582% due 12/10/25	276,197
		Mizuho Financial Group Inc., Senior Unsecured Notes:
480,000	A-	2.839% (3-Month USD-LIBOR + 0.980%) due 7/16/25(c)	513,383
340,000	A-	2.555% (3-Month USD-LIBOR + 1.100%) due 9/13/25(c)	358,932
406,000	A-	2.226% (3-Month USD-LIBOR + 0.830%) due 5/25/26(c)	424,786
200,000	A-	2.201% (3-Month USD-LIBOR + 1.510%) due 7/10/31(c)	204,640
		Natwest Group PLC:
		Senior Unsecured Notes:
200,000	BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(c)	218,334
200,000	BBB	4.269% (3-Month USD-LIBOR + 1.762%) due 3/22/25(c)	220,064
400,000	BBB	5.076% (3-Month USD-LIBOR + 1.905%) due 1/27/30(c)	487,851
		Subordinated Notes:
30,000	BB+	6.125% due 12/15/22	32,939
320,000	BB+	6.100% due 6/10/23	356,021
80,000	BB+	6.000% due 12/19/23	90,280
110,000	BB+	5.125% due 5/28/24	121,956
300,000	A-	Nordea Bank Abp, Subordinated Notes, 4.875% due 5/13/21(a)	308,911
64,000	A+	Northern Trust Corp., Senior Unsecured Notes, 1.950% due 5/1/30	67,056

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.9% — (continued)
		Royal Bank of Canada, Senior Unsecured Notes:
$120,000	AA-	2.150% due 10/26/20	$120,357
260,000	A	1.600% due 4/17/23	268,692
22,000	A	3.700% due 10/5/23	24,146
160,000	A	1.150% due 6/10/25	163,049
30,000	BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.500% due 7/17/25	33,222
560,000	BBB	Santander UK Group Holdings PLC, Senior Unsecured Notes, 3.373% (3-Month USD-LIBOR + 1.080%) due 1/5/24(c)	589,737
175,000	BBB-	Santander UK PLC, Subordinated Notes, 5.000% due 11/7/23(a)	192,843
		State Street Corp., Senior Unsecured Notes:
43,000	A	3.300% due 12/16/24	48,046
138,000	A	3.550% due 8/18/25	157,514
23,000	A	2.400% due 1/24/30	25,025
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
575,000	A-	2.934% due 3/9/21	582,880
200,000	A-	2.750% due 1/15/30	216,106
200,000	A+	Swedbank AB, Senior Unsecured Notes, 1.300% due 6/2/23(a)	204,109
50,000	BBB-	Synovus Financial Corp., Senior Unsecured Notes, 3.125% due 11/1/22	51,813
		Toronto-Dominion Bank (The), Senior Unsecured Notes:
310,000	A	0.750% due 6/12/23	313,626
150,000	A	1.150% due 6/12/25	153,435
200,000	A	Truist Bank, Senior Unsecured Notes, 3.525% (3-Month USD-LIBOR + 0.500%) due 10/26/21(c)	200,947
35,000	A-	Truist Financial Corp., Senior Unsecured Notes, 4.000% due 5/1/25	40,002
		UBS AG, Senior Unsecured Notes:
200,000	A+	2.450% due 12/1/20(a)	200,741
290,000	A+	1.750% due 4/21/22(a)	295,996
		UBS Group AG:
1,070,000	BB	Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.344%)(a)(c)(d)	1,160,356
		Senior Unsecured Notes:
260,000	A-	2.650% due 2/1/22(a)	268,129
650,000	A-	3.491% due 5/23/23(a)	682,106
795,000	A-	2.859% (3-Month USD-LIBOR + 0.954%) due 8/15/23(a)(c)	827,552
310,000	A-	4.253% due 3/23/28(a)	360,472
		UniCredit SpA:
580,000	BBB-	Senior Unsecured Notes, 6.572% due 1/14/22(a)	616,762
200,000	BB+	Subordinated Notes, 7.296% (5-Year USD 1100 Run ICE Swap Rate + 4.914%) due 4/2/34(a)(c)	233,964
350,000	A+	US Bancorp, Senior Unsecured Notes, 1.450% due 5/12/25	363,223
470,000	BB+	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% (3-Month USD-LIBOR + 0.930%)(c)(d)	473,182
		Wells Fargo & Co.:
		Junior Subordinated Notes:
50,000	BB+	5.875% (3-Month USD-LIBOR + 3.990%)(c)(d)	55,211
100,000	BB+	5.950% due 12/15/36	130,658
		Senior Unsecured Notes:
5,000	BBB+	2.625% due 7/22/22	5,204
754,000	BBB+	3.750% due 1/24/24	824,534
135,000	BBB+	3.000% due 2/19/25	146,572
300,000	BBB+	2.188% (SOFR + 2.000%) due 4/30/26(c)	313,865
260,000	BBB+	3.000% due 10/23/26	286,603
222,000	BBB+	3.196% (3-Month USD-LIBOR + 1.170%) due 6/17/27(c)	242,991
1,135,000	BBB+	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(c)	1,274,614
88,000	BBB+	2.393% (SOFR + 2.100%) due 6/2/28(c)	92,025
690,000	BBB+	4.150% due 1/24/29	815,058

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 8.9% — (continued)
$422,000	BBB+	2.879% (3-Month USD-LIBOR + 1.170%) due 10/30/30(c)	$454,585
805,000	BBB+	2.572% (3-Month USD-LIBOR + 1.000%) due 2/11/31(c)	850,845
100,000	BBB+	4.478% (3-Month USD-LIBOR + 3.770%) due 4/4/31(c)	122,137
763,000	BBB+	3.068% (SOFR + 2.530%) due 4/30/41(c)	810,407
1,665,000	BBB+	5.013% (3-Month USD-LIBOR + 4.240%) due 4/4/51(c)	2,280,792
		Subordinated Notes:
330,000	BBB	3.450% due 2/13/23	351,155
169,000	BBB	4.480% due 1/16/24	188,567
490,000	BBB	4.300% due 7/22/27	565,182
230,000	BBB	5.375% due 11/2/43	309,081
110,000	BBB	5.606% due 1/15/44	150,058
280,000	BBB	4.650% due 11/4/44	342,134
450,000	BBB	4.900% due 11/17/45	573,368
40,000	BBB	4.400% due 6/14/46	47,982
160,000	BBB	4.750% due 12/7/46	202,930
517,000	A+	Wells Fargo Bank NA, Senior Unsecured Notes, 2.082% (3-Month USD-LIBOR + 0.650%) due 9/9/22(c)	525,256
140,000	AA-	Westpac Banking Corp., Senior Unsecured Notes, 2.600% due 11/23/20	140,754

		Total Banks	87,231,969

Beverages — 0.8%
		Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
340,000	BBB+	3.650% due 2/1/26	385,214
483,000	BBB+	4.700% due 2/1/36	580,846
1,410,000	BBB+	4.900% due 2/1/46	1,746,543
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
220,000	BBB+	3.500% due 1/12/24	239,579
60,000	BBB+	4.150% due 1/23/25	68,198
160,000	BBB+	4.000% due 4/13/28	185,583
671,000	BBB+	3.500% due 6/1/30	769,177
5,000	BBB+	8.200% due 1/15/39	8,061
160,000	BBB+	4.350% due 6/1/40	186,582
76,000	BBB+	4.950% due 1/15/42	92,686
270,000	BBB+	5.550% due 1/23/49	363,907
280,000	BBB+	4.500% due 6/1/50	339,636
2,000	BBB+	4.750% due 4/15/58	2,496
		Bacardi Ltd., Company Guaranteed Notes:
155,000	BBB-	4.700% due 5/15/28(a)	180,902
140,000	BBB-	5.300% due 5/15/48(a)	181,742
		Coca-Cola Co. (The), Senior Unsecured Notes:
40,000	A+	2.950% due 3/25/25	44,177
396,000	A+	3.375% due 3/25/27	457,562
160,000	A+	1.450% due 6/1/27	165,718
174,000	A+	1.650% due 6/1/30	180,610
20,000	A+	4.125% due 3/25/40	25,784
10,000	A+	2.500% due 6/1/40	10,381
240,000	A+	4.200% due 3/25/50	318,222
70,000	A+	2.600% due 6/1/50	71,414
50,000	BBB	Keurig Dr Pepper Inc., Company Guaranteed Notes, 3.200% due 5/1/30	56,222
		PepsiCo Inc., Senior Unsecured Notes:
180,000	A+	0.750% due 5/1/23	182,327
20,000	A+	2.625% due 3/19/27	22,113
150,000	A+	1.625% due 5/1/30	155,223
60,000	A+	2.875% due 10/15/49	64,398
20,000	A+	3.625% due 3/19/50	24,381
40,000	A+	3.875% due 3/19/60	51,192

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Beverages — 0.8% — (continued)
$355,000	BBB	Suntory Holdings Ltd., Senior Unsecured Notes, 2.250% due 10/16/24(a)	$371,502

		Total Beverages	7,532,378

Biotechnology — 0.2%
		Amgen Inc., Senior Unsecured Notes:
70,000	A-	3.625% due 5/22/24	77,288
248,000	A-	2.450% due 2/21/30	265,742
107,000	A-	3.150% due 2/21/40	114,254
35,000	A-	5.150% due 11/15/41	47,041
160,000	A-	4.400% due 5/1/45	201,354
65,000	A-	4.663% due 6/15/51	86,105
47,000	A-	2.770% due 9/1/53(a)	46,475
149,000	A-	Biogen Inc., Senior Unsecured Notes, 2.250% due 5/1/30	153,462
		Celgene Corp., Senior Unsecured Notes:
10,000	A+	3.950% due 10/15/20	10,044
5,000	A+	3.250% due 8/15/22	5,201
35,000	A+	3.250% due 2/20/23	36,834
65,000	A+	3.900% due 2/20/28	75,290
		Gilead Sciences Inc., Senior Unsecured Notes:
40,000	A	2.550% due 9/1/20	40,000
160,000	A	3.700% due 4/1/24	177,030
60,000	A	3.650% due 3/1/26	68,881
10,000	A	4.600% due 9/1/35	13,341
66,000	A	4.500% due 2/1/45	85,833
130,000	A	4.750% due 3/1/46	174,270

		Total Biotechnology	1,678,445

Building Materials — 0.1%
		Carrier Global Corp., Senior Unsecured Notes:
60,000	BBB	1.923% due 2/15/23(a)	61,802
602,000	BBB	2.242% due 2/15/25(a)	632,017
30,000	BBB	2.493% due 2/15/27(a)	31,570
220,000	BBB	2.722% due 2/15/30(a)	231,306
90,000	BBB	3.377% due 4/5/40(a)	93,890
90,000	BBB	3.577% due 4/5/50(a)	95,710
5,000	BBB+	Johnson Controls International PLC, Senior Unsecured Notes, 3.900% due 2/14/26	5,639
30,000	BBB	Owens Corning, Senior Unsecured Notes, 4.400% due 1/30/48	33,059

		Total Building Materials	1,184,993

Chemicals — 0.3%
80,000	A	Air Products & Chemicals Inc., Senior Unsecured Notes, 2.800% due 5/15/50	85,385
145,000	BBB-	Dow Chemical Co. (The), Senior Unsecured Notes, 4.550% due 11/30/25	168,454
505,000	BBB+	DuPont de Nemours Inc., Senior Unsecured Notes, 4.493% due 11/15/25	588,040
		Eastman Chemical Co., Senior Unsecured Notes:
61,000	BBB-	3.800% due 3/15/25	67,554
15,000	BBB-	4.500% due 12/1/28	17,801
200,000	BBB	Equate Petrochemical BV, Company Guaranteed Notes, 4.250% due 11/3/26(a)	214,445
405,000	BBB	International Flavors & Fragrances Inc., Senior Unsecured Notes, 5.000% due 9/26/48	504,542
50,000	BBB	LYB International Finance III LLC, Company Guaranteed Notes, 4.200% due 5/1/50	55,005
200,000	BBB	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	210,294
		Monsanto Co., Senior Unsecured Notes:
60,000	BBB	3.375% due 7/15/24	62,322
30,000	BBB	4.400% due 7/15/44	31,199
200,000	BBB-	OCP SA, Senior Unsecured Notes, 4.500% due 10/22/25(a)	212,030
		Sherwin-Williams Co. (The), Senior Unsecured Notes:
210,000	BBB-	4.200% due 1/15/22	219,088

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Chemicals — 0.3% — (continued)
$30,000	BBB-	4.000% due 12/15/42	$33,672
200,000	BBB-	Syngenta Finance NV, Company Guaranteed Notes, 3.933% due 4/23/21(a)	202,611

		Total Chemicals	2,672,442

Commercial Services — 0.4%
110,000	A-	Cintas Corp. No 2, Company Guaranteed Notes, 3.700% due 4/1/27	125,788
10,000	BBB	Equifax Inc., Senior Unsecured Notes, 2.300% due 6/1/21	10,130
		Global Payments Inc., Senior Unsecured Notes:
40,000	BBB-	3.800% due 4/1/21	40,678
30,000	BBB-	4.000% due 6/1/23	32,647
104,000	BBB-	3.200% due 8/15/29	114,265
		IHS Markit Ltd.:
		Company Guaranteed Notes:
584,000	BBB-	5.000% due 11/1/22(a)	629,363
87,000	BBB-	4.750% due 2/15/25(a)	99,231
28,000	BBB-	4.000% due 3/1/26(a)	31,642
450,000	BBB-	Senior Unsecured Notes, 4.750% due 8/1/28	540,322
293,000	BBB+	Moody’s Corp., Senior Unsecured Notes, 3.750% due 3/24/25	331,518
		PayPal Holdings Inc., Senior Unsecured Notes:
130,000	BBB+	1.350% due 6/1/23	133,133
65,000	BBB+	2.400% due 10/1/24	69,442
190,000	BBB+	1.650% due 6/1/25	197,941
120,000	BB-	Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes, 5.750% due 4/15/26(a)	132,840
		RELX Capital Inc., Company Guaranteed Notes:
305,000	BBB+	3.500% due 3/16/23	326,365
30,000	BBB+	4.000% due 3/18/29	35,522
146,000	BBB+	3.000% due 5/22/30	160,678
		United Rentals North America Inc.:
410,000	BB-	Company Guaranteed Notes, 3.875% due 2/15/31	425,221
20,000	BBB-	Secured Notes, 3.875% due 11/15/27	20,875

		Total Commercial Services	3,457,601

Computers — 0.6%
		Apple Inc., Senior Unsecured Notes:
300,000	AA+	2.400% due 5/3/23	316,827
290,000	AA+	1.125% due 5/11/25	297,916
280,000	AA+	2.450% due 8/4/26	306,595
550,000	AA+	3.350% due 2/9/27	630,555
360,000	AA+	2.900% due 9/12/27	405,381
196,000	AA+	3.850% due 5/4/43	242,047
21,000	AA+	3.450% due 2/9/45	24,643
41,000	AA+	3.850% due 8/4/46	50,802
86,000	AA+	4.250% due 2/9/47	113,764
62,000	AA+	2.550% due 8/20/60	61,943
		Dell International LLC/EMC Corp., Senior Secured Notes:
421,000	BBB-	4.420% due 6/15/21(a)	431,930
137,000	BBB-	8.100% due 7/15/36(a)	182,544
65,000	BBB-	DXC Technology Co., Senior Unsecured Notes, 4.000% due 4/15/23	68,621
		Hewlett Packard Enterprise Co., Senior Unsecured Notes:
85,000	BBB	4.400% due 10/15/22	91,164
182,000	BBB	4.650% due 10/1/24	205,954
		International Business Machines Corp., Senior Unsecured Notes:
680,000	A	3.000% due 5/15/24	739,802
215,000	A	3.300% due 5/15/26	244,273

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Computers — 0.6% — (continued)
$310,000	A	1.700% due 5/15/27	$321,688
130,000	A	4.150% due 5/15/39	160,208
130,000	A	2.950% due 5/15/50	134,864
		Leidos Inc., Company Guaranteed Notes:
150,000	BBB-	2.950% due 5/15/23(a)	158,419
120,000	BBB-	3.625% due 5/15/25(a)	134,486
382,000	BBB-	4.375% due 5/15/30(a)	447,685

		Total Computers	5,772,111

Cosmetics/Personal Care — 0.0%
		Procter & Gamble Co. (The), Senior Unsecured Notes:
40,000	AA-	2.450% due 3/25/25	43,425
30,000	AA-	2.800% due 3/25/27	33,652
80,000	AA-	3.000% due 3/25/30	92,583
110,000	AA-	3.550% due 3/25/40	135,030
130,000	AA-	3.600% due 3/25/50	165,496

		Total Cosmetics/Personal Care	470,186

Diversified Financial Services — 0.9%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
1,010,000	BBB	4.500% due 5/15/21	1,027,316
150,000	BBB	5.000% due 10/1/21	154,499
290,000	BBB	3.950% due 2/1/22	293,789
280,000	BBB	4.875% due 1/16/24	288,458
		Air Lease Corp., Senior Unsecured Notes:
460,000	BBB	3.500% due 1/15/22	470,292
495,000	BBB	3.250% due 3/1/25	502,699
		American Express Co., Senior Unsecured Notes:
225,000	BBB+	3.700% due 8/3/23	245,211
45,000	BBB+	3.000% due 10/30/24	49,101
		Avolon Holdings Funding Ltd., Company Guaranteed Notes:
75,000	BBB-	5.250% due 5/15/24(a)	72,810
500,000	BBB-	2.875% due 2/15/25(a)	445,360
34,000	BBB	Capital One Financial Corp., Senior Unsecured Notes, 3.800% due 1/31/28	38,000
		Charles Schwab Corp. (The), Senior Unsecured Notes:
66,000	A	4.000% due 2/1/29	79,243
53,000	A	3.250% due 5/22/29	61,126
100,000	AA-	CME Group Inc., Senior Unsecured Notes, 3.750% due 6/15/28	118,810
32,000	BBB-	Discover Financial Services, Senior Unsecured Notes, 4.500% due 1/30/26	36,746
1,517,000	BBB+	GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes, 4.418% due 11/15/35	1,568,931
124,000	BBB+	Intercontinental Exchange Inc., Senior Unsecured Notes, 1.850% due 9/15/32	126,252
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	38,516
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17#(e)(f)(g)	—
		Mastercard Inc., Senior Unsecured Notes:
169,000	A+	3.350% due 3/26/30	198,804
30,000	A+	3.850% due 3/26/50	37,883
220,000	BBB+	Nomura Holdings Inc., Senior Unsecured Notes, 2.679% due 7/16/30	229,143
40,000	A-	ORIX Corp., Senior Unsecured Notes, 4.050% due 1/16/24	43,914
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
890,000	BBB-	5.250% due 8/15/22(a)	884,035
415,000	BBB-	4.500% due 3/15/23(a)	396,305
185,000	BBB-	5.500% due 2/15/24(a)	182,568
220,000	BBB+	Raymond James Financial Inc., Senior Unsecured Notes, 4.950% due 7/15/46	281,983
50,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 4.375% due 3/19/24	53,911

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 0.9% — (continued)
$150,000	AA	USAA Capital Corp., Senior Unsecured Notes, 2.125% due 5/1/30(a)	$159,298
		Visa Inc., Senior Unsecured Notes:
420,000	AA-	3.150% due 12/14/25	472,529
110,000	AA-	2.050% due 4/15/30	117,257
111,000	AA-	4.150% due 12/14/35	144,975
310,000	AA-	4.300% due 12/14/45	414,006

		Total Diversified Financial Services	9,233,770

Electric — 1.6%
		AEP Texas Inc., Senior Unsecured Notes:
50,000	A-	2.400% due 10/1/22	51,825
50,000	A-	3.850% due 10/1/25(a)	55,717
82,000	A-	3.450% due 1/15/50	90,818
		AEP Transmission Co. LLC, Senior Unsecured Notes:
117,000	A-	3.750% due 12/1/47	139,704
65,000	A-	3.150% due 9/15/49	70,142
		Alabama Power Co., Senior Unsecured Notes:
17,000	A	5.200% due 6/1/41	22,873
185,000	A	4.150% due 8/15/44	229,121
31,000	A	4.300% due 7/15/48	40,172
100,000	A	Ameren Illinois Co., 1st Mortgage Notes, 3.250% due 3/15/50	115,697
		Baltimore Gas & Electric Co., Senior Unsecured Notes:
70,000	A	3.500% due 8/15/46	81,508
150,000	A	3.750% due 8/15/47	179,588
15,000	A	4.250% due 9/15/48	19,337
25,000	A	3.200% due 9/15/49	27,339
		CenterPoint Energy Houston Electric LLC, General Refinance Mortgage:
24,000	A	3.550% due 8/1/42	27,782
15,000	A	3.950% due 3/1/48	18,880
30,000	BBB	CMS Energy Corp., Senior Unsecured Notes, 3.000% due 5/15/26	33,170
25,000	A	Commonwealth Edison Co., 1st Mortgage Notes, 4.350% due 11/15/45	32,605
		Consolidated Edison Co. of New York Inc., Senior Unsecured Notes:
60,000	A-	3.350% due 4/1/30	69,582
40,000	A-	3.950% due 4/1/50	48,142
		Consumers Energy Co., 1st Mortgage Notes:
50,000	A	3.950% due 5/15/43	62,446
25,000	A	3.750% due 2/15/50	30,831
25,000	A	3.100% due 8/15/50	27,627
200,000	A	3.500% due 8/1/51	238,603
117,000	BBB	Dayton Power & Light Co. (The), 1st Mortgage Notes, 3.950% due 6/15/49	127,996
		DTE Electric Co., General Refinance Mortgage:
30,000	A	4.050% due 5/15/48	38,003
100,000	A	3.950% due 3/1/49	126,362
		Duke Energy Carolinas LLC, 1st Mortgage Notes:
22,000	A	3.950% due 11/15/28	26,660
500,000	A	4.250% due 12/15/41	642,177
30,000	A	3.875% due 3/15/46	37,109
60,000	A	3.700% due 12/1/47	72,509
6,000	A	3.950% due 3/15/48	7,467
42,000	A	3.200% due 8/15/49	47,607
170,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 3.550% due 9/15/21	174,228
		Duke Energy Florida LLC, 1st Mortgage Notes:
45,000	A	3.800% due 7/15/28	53,021
209,000	A	2.500% due 12/1/29	229,322
50,000	A	1.750% due 6/15/30	51,507

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.6% — (continued)
$195,000	A	5.900% due 3/1/33	$268,419
60,000	A	3.400% due 10/1/46	68,106
24,000	A	4.200% due 7/15/48	30,499
		Duke Energy Ohio Inc., 1st Mortgage Notes:
335,000	A	3.650% due 2/1/29	393,843
60,000	A	3.700% due 6/15/46	70,628
		Duke Energy Progress LLC, 1st Mortgage Notes:
35,000	A	3.000% due 9/15/21	35,739
30,000	A	3.700% due 9/1/28	35,227
130,000	A	3.450% due 3/15/29	151,549
162,000	A	4.100% due 5/15/42	202,178
35,000	A	4.200% due 8/15/45	44,114
22,000	BBB-	Edison International, Senior Unsecured Notes, 3.125% due 11/15/22	22,843
		Entergy Louisiana LLC:
25,000	A	1st Mortgage Notes, 5.400% due 11/1/24	29,731
162,000	A	Collateral Trust, 4.200% due 9/1/48	210,256
60,000	A	Entergy Texas Inc., 1st Mortgage Notes, 3.450% due 12/1/27	65,544
775,000	A-	Evergy Missouri West Inc., Senior Unsecured Notes, 8.270% due 11/15/21	839,412
95,000	BBB+	Eversource Energy, Senior Unsecured Notes, 2.800% due 5/1/23	100,098
		Exelon Corp., Senior Unsecured Notes:
5,000	BBB	2.450% due 4/15/21	5,058
143,000	BBB	5.625% due 6/15/35	192,214
		FirstEnergy Corp., Senior Unsecured Notes:
60,000	BBB-	1.600% due 1/15/26	59,545
310,000	BBB-	3.900% due 7/15/27	340,713
1,250,000	BBB-	7.375% due 11/15/31	1,771,927
		FirstEnergy Transmission LLC, Senior Unsecured Notes:
51,000	BBB-	4.350% due 1/15/25(a)	56,824
50,000	BBB-	5.450% due 7/15/44(a)	63,296
165,000	BBB-	4.550% due 4/1/49(a)	191,971
		Florida Power & Light Co., 1st Mortgage Notes:
50,000	A+	3.125% due 12/1/25	55,840
40,000	A+	5.690% due 3/1/40	59,499
20,000	A+	3.800% due 12/15/42	24,602
57,000	A+	3.950% due 3/1/48	73,413
100,000	A+	3.990% due 3/1/49	129,335
50,000	A+	3.150% due 10/1/49	57,137
18,117	A	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20(f)	18,168
400,000	BBB+	ITC Holdings Corp., Senior Unsecured Notes, 4.050% due 7/1/23	434,195
700,000	BBB	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	783,826
		MidAmerican Energy Co., 1st Mortgage Notes:
115,000	A+	3.100% due 5/1/27	129,545
100,000	A+	3.650% due 4/15/29	119,407
100,000	A+	3.150% due 4/15/50	112,587
		Northern States Power Co., 1st Mortgage Notes:
85,000	A	3.600% due 5/15/46	102,484
50,000	A	3.600% due 9/15/47	59,851
70,000	A	2.900% due 3/1/50	75,536
		Ohio Power Co., Senior Unsecured Notes:
40,000	A-	6.600% due 2/15/33	56,274
30,000	A-	4.150% due 4/1/48	38,002
50,000	A-	4.000% due 6/1/49	61,383
		Oncor Electric Delivery Co. LLC, Senior Secured Notes:
90,000	A+	3.700% due 11/15/28	106,213
167,000	A+	7.000% due 5/1/32	248,650
20,000	A+	3.800% due 9/30/47	24,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.6% — (continued)
$27,000	A	PECO Energy Co., 1st Mortgage Notes, 3.900% due 3/1/48	$33,886
500,000	BBB	Public Service Co. of New Mexico, Senior Unsecured Notes, 3.850% due 8/1/25	550,804
		Public Service Electric & Gas Co., 1st Mortgage Notes:
200,000	A	3.000% due 5/15/27	222,295
40,000	A	3.200% due 5/15/29	45,635
500,000	A	4.000% due 6/1/44	601,565
32,000	A	3.600% due 12/1/47	38,985
90,000	BBB+	Sempra Energy, Senior Unsecured Notes, 0.775% (3-Month USD-LIBOR + 0.500%) due 1/15/21(c)	90,035
		Southern California Edison Co., 1st Mortgage Notes:
55,000	A-	2.900% due 3/1/21	55,673
9,643	A-	1.845% due 2/1/22	9,623
324,000	A-	3.700% due 8/1/25	361,401
174,000	A-	2.250% due 6/1/30	177,028
140,000	BBB+	Tampa Electric Co., Senior Unsecured Notes, 4.450% due 6/15/49	183,183
800,000	A-	Tucson Electric Power Co., Senior Unsecured Notes, 3.850% due 3/15/23	858,067
		Virginia Electric & Power Co., Senior Unsecured Notes:
205,000	BBB+	2.750% due 3/15/23	215,640
25,000	BBB+	6.350% due 11/30/37	37,562
130,000	BBB+	4.450% due 2/15/44	170,738
595,000	BBB+	4.000% due 11/15/46	746,565
280,000	BBB-	Vistra Operations Co. LLC, Senior Secured Notes, 4.300% due 7/15/29(a)	304,845

		Total Electric	16,071,088

Electronics — 0.0%
		Agilent Technologies Inc., Senior Unsecured Notes:
120,000	BBB+	3.200% due 10/1/22	125,921
10,000	BBB+	3.050% due 9/22/26	11,021
10,000	BBB-	Avnet Inc., Senior Unsecured Notes, 4.625% due 4/15/26	11,150
		Honeywell International Inc., Senior Unsecured Notes:
110,000	A	1.350% due 6/1/25	113,391
37,000	A	2.800% due 6/1/50	40,318
58,000	BBB-	Trimble Inc., Senior Unsecured Notes, 4.150% due 6/15/23	62,833
20,000	A-	Tyco Electronics Group SA, Company Guaranteed Notes, 3.450% due 8/1/24	21,793

		Total Electronics	386,427

Engineering & Construction — 0.0%
284,000	B-	PowerTeam Services LLC, Senior Secured Notes, 9.033% due 12/4/25(a)	302,637

Entertainment — 0.1%
		Churchill Downs Inc., Company Guaranteed Notes:
158,000	B+	5.500% due 4/1/27(a)	166,266
360,000	B+	4.750% due 1/15/28(a)	368,033
100,000	B	Colt Merger Sub Inc., Senior Secured Notes, 6.250% due 7/1/25(a)	106,125

		Total Entertainment	640,424

Environmental Control — 0.1%
289,000	BB+	Clean Harbors Inc., Company Guaranteed Notes, 5.125% due 7/15/29(a)	316,581
		Republic Services Inc., Senior Unsecured Notes:
130,000	BBB+	2.500% due 8/15/24	138,968
20,000	BBB+	2.900% due 7/1/26	22,175
260,000	BBB+	3.375% due 11/15/27	295,662
15,000	BBB+	2.300% due 3/1/30	15,975
		Waste Management Inc., Company Guaranteed Notes:
40,000	A-	4.600% due 3/1/21	40,434
100,000	A-	3.500% due 5/15/24	109,610

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Environmental Control — 0.1% — (continued)
$50,000	A-	3.125% due 3/1/25	$54,954
46,000	A-	4.100% due 3/1/45	56,403
139,000	A-	4.150% due 7/15/49	175,492
109,000	B	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(a)	112,587

		Total Environmental Control	1,338,841

Food — 0.5%
50,000	A	Hershey Co. (The), Senior Unsecured Notes, 0.900% due 6/1/25	50,551
		Kraft Heinz Foods Co., Company Guaranteed Notes:
51,000	BB+	3.950% due 7/15/25	55,438
10,000	BB+	3.000% due 6/1/26	10,435
40,000	BB+	4.250% due 3/1/31(a)	44,330
10,000	BB+	6.750% due 3/15/32	13,281
40,000	BB+	5.000% due 7/15/35	46,389
30,000	BB+	6.875% due 1/26/39	40,951
10,000	BB+	7.125% due 8/1/39(a)	13,815
10,000	BB+	4.625% due 10/1/39(a)	10,658
455,000	BB+	5.000% due 6/4/42	504,523
130,000	BB+	5.200% due 7/15/45	148,158
1,455,000	BB+	4.375% due 6/1/46	1,494,871
495,000	BB+	4.875% due 10/1/49(a)	546,762
100,000	BB+	5.500% due 6/1/50(a)	118,734
		Mars Inc., Company Guaranteed Notes:
110,000	A	2.700% due 4/1/25(a)	119,450
350,000	A	3.200% due 4/1/30(a)	400,901
		Mondelez International Inc., Senior Unsecured Notes:
60,000	BBB	2.125% due 4/13/23	62,431
330,000	BBB	1.500% due 5/4/25	342,475
25,000	BBB	2.750% due 4/13/30	27,419
100,000	B+	Post Holdings Inc., Company Guaranteed Notes, 5.625% due 1/15/28(a)	107,092
200,000	AA-	Seven & i Holdings Co., Ltd., Senior Unsecured Notes, 3.350% due 9/17/21(a)	204,989
285,000	BBB+	Tyson Foods Inc., Senior Unsecured Notes, 3.900% due 9/28/23	312,354

		Total Food	4,676,007

Forest Products & Paper — 0.0%
		Georgia-Pacific LLC:
19,000	A+	Company Guaranteed Notes, 5.400% due 11/1/20(a)	19,160
		Senior Unsecured Notes:
55,000	A+	3.734% due 7/15/23(a)	59,744
140,000	A+	3.600% due 3/1/25(a)	157,261
88,000	A+	1.750% due 9/30/25(a)	92,085
57,000	BBB	International Paper Co., Senior Unsecured Notes, 4.400% due 8/15/47	68,954

		Total Forest Products & Paper	397,204

Gas — 0.0%
25,000	BBB+	Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 4.800% due 11/1/43	31,816
250,000	A-	Southern Co. Gas Capital Corp., Company Guaranteed Notes, 4.400% due 5/30/47	307,345

		Total Gas	339,161

Healthcare — Products — 0.1%
		Abbott Laboratories, Senior Unsecured Notes:
164,000	A-	3.750% due 11/30/26	192,093
70,000	A-	4.750% due 11/30/36	94,974
150,000	A-	4.900% due 11/30/46	215,515
60,000	BBB-	Boston Scientific Corp., Senior Unsecured Notes, 4.000% due 3/1/29	70,051
100,000	BB-	Hologic Inc., Company Guaranteed Notes, 4.625% due 2/1/28(a)	106,528

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Products — 0.1% — (continued)
$89,000	A	Medtronic Inc., Company Guaranteed Notes, 3.500% due 3/15/25	$100,245
13,000	WR(b)	St Jude Medical LLC, Senior Unsecured Notes, 4.750% due 4/15/43	14,915
		Thermo Fisher Scientific Inc., Senior Unsecured Notes:
80,000	BBB+	3.200% due 8/15/27	90,382
324,000	BBB+	4.497% due 3/25/30	403,916

		Total Healthcare — Products	1,288,619

Healthcare — Services — 1.0%
		Aetna Inc., Senior Unsecured Notes:
40,000	BBB	2.800% due 6/15/23	42,213
55,000	BBB	4.125% due 11/15/42	62,793
		Anthem Inc., Senior Unsecured Notes:
183,000	A	3.125% due 5/15/22	191,355
85,000	A	2.950% due 12/1/22	89,578
1,120,000	A	3.650% due 12/1/27	1,287,009
52,000	A	3.700% due 9/15/49	59,564
33,000	A	4.850% due 8/15/54	41,786
		Centene Corp., Senior Unsecured Notes:
140,000	BBB-	4.750% due 5/15/22	141,225
41,000	BBB-	5.250% due 4/1/25(a)	42,589
20,000	BBB-	5.375% due 6/1/26(a)	21,125
455,000	BBB-	4.625% due 12/15/29	499,829
30,000	BBB-	3.375% due 2/15/30	31,284
30,000	BBB+	CommonSpirit Health, Secured Notes, 4.350% due 11/1/42	33,192
		HCA Inc.:
		Company Guaranteed Notes:
40,000	BB-	5.375% due 9/1/26	45,398
30,000	BB-	5.625% due 9/1/28	35,733
20,000	BB-	3.500% due 9/1/30	21,079
		Senior Secured Notes:
598,000	BBB-	5.000% due 3/15/24	676,272
402,000	BBB-	5.250% due 4/15/25	469,078
276,000	BBB-	5.250% due 6/15/26	326,129
160,000	BBB-	5.500% due 6/15/47	203,614
470,000	BBB-	5.250% due 6/15/49	592,088
		Humana Inc., Senior Unsecured Notes:
360,000	BBB+	2.500% due 12/15/20	362,112
280,000	BBB+	3.150% due 12/1/22	294,751
153,000	BBB+	4.500% due 4/1/25	177,240
30,000	BBB+	3.950% due 3/15/27	34,571
70,000	BBB+	4.625% due 12/1/42	89,313
40,000	BBB+	4.950% due 10/1/44	53,910
160,000	BBB+	3.950% due 8/15/49	194,160
500,000	AA-	Kaiser Foundation Hospitals, Company Guaranteed Notes, 3.150% due 5/1/27	562,216
255,000	BB-	Molina Healthcare Inc., Senior Unsecured Notes, 5.375% due 11/15/22	267,654
276,000	Aa2(b)	New York & Presbyterian Hospital (The), Unsecured Notes, 3.954% due 8/1/19	320,565
190,000	AA-	Partners Healthcare System Inc., Unsecured Notes, 3.342% due 7/1/60	209,123
281,000	BB-	Tenet Healthcare Corp., Senior Secured Notes, 4.875% due 1/1/26(a)	292,588
		UnitedHealth Group Inc., Senior Unsecured Notes:
20,000	A+	2.375% due 10/15/22	20,885
60,000	A+	3.500% due 6/15/23	65,239
70,000	A+	3.750% due 7/15/25	80,298
60,000	A+	1.250% due 1/15/26	61,638
160,000	A+	3.450% due 1/15/27	183,699
50,000	A+	3.875% due 12/15/28	59,831

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 1.0% — (continued)
$50,000	A+	2.000% due 5/15/30	$52,487
260,000	A+	4.750% due 7/15/45	354,974
24,000	A+	4.250% due 4/15/47	31,083
70,000	A+	3.750% due 10/15/47	84,297
40,000	A+	4.250% due 6/15/48	51,661
30,000	A+	4.450% due 12/15/48	40,052
255,000	A+	3.700% due 8/15/49	309,905
112,000	A+	2.900% due 5/15/50	119,366
225,000	A+	3.875% due 8/15/59	282,397
20,000	A+	3.125% due 5/15/60	21,971

		Total Healthcare — Services	9,590,919

Home Builders — 0.0%
		Lennar Corp., Company Guaranteed Notes:
10,000	BB+	5.000% due 6/15/27	11,411
150,000	BB+	4.750% due 11/29/27	171,187
50,000	BB+	MDC Holdings Inc., Company Guaranteed Notes, 6.000% due 1/15/43	58,111
50,000	BB+	Toll Brothers Finance Corp., Company Guaranteed Notes, 4.375% due 4/15/23	52,557

		Total Home Builders	293,266

Household Products/Wares — 0.0%
90,000	B	Spectrum Brands Inc., Company Guaranteed Notes, 5.750% due 7/15/25	93,150

Housewares — 0.0%
		Newell Brands Inc., Senior Unsecured Notes:
60,000	BB+	4.350% due 4/1/23	63,563
80,000	BB+	4.700% due 4/1/26	86,314

		Total Housewares	149,877

Insurance — 0.6%
		American International Group Inc., Senior Unsecured Notes:
10,000	BBB+	4.875% due 6/1/22	10,764
90,000	BBB+	2.500% due 6/30/25	96,380
		Aon Corp., Company Guaranteed Notes:
55,000	A-	4.500% due 12/15/28	67,140
130,000	A-	2.800% due 5/15/30	141,167
		Aon PLC, Company Guaranteed Notes:
116,000	A-	4.450% due 5/24/43	140,648
49,000	A-	4.600% due 6/14/44	62,832
35,000	A-	4.750% due 5/15/45	46,173
		Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
400,000	AA	4.400% due 5/15/42	523,125
350,000	AA	4.250% due 1/15/49	455,910
		Chubb INA Holdings Inc., Company Guaranteed Notes:
60,000	A	2.300% due 11/3/20	60,108
70,000	A	3.350% due 5/3/26	80,140
100,000	BBB+	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)	144,479
900,000	BBB+	Farmers Exchange Capital II, Subordinated Notes, 6.151% (3-Month USD-LIBOR + 3.744%) due 11/1/53(a)(c)	1,139,839
44,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	51,837
20,000	A	Loews Corp., Senior Unsecured Notes, 4.125% due 5/15/43	22,810
254,000	A-	Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 2.250% due 11/15/30	266,997
		MetLife Inc.:
620,000	BBB	Junior Subordinated Notes, 6.400% due 12/15/36	783,238
95,000	A-	Senior Unsecured Notes, 3.000% due 3/1/25	105,488
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 2.603% (3-Month USD-LIBOR + 2.290%) due 12/15/24(a)(c)	849,469

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Insurance — 0.6% — (continued)
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
$24,000	AA-	6.850% due 12/16/39(a)	$36,285
300,000	AA-	4.900% due 9/15/44(a)	379,731
47,000	AA-	4.270% due 5/15/47(a)	55,963
28,000	BBB	Trinity Acquisition PLC, Company Guaranteed Notes, 4.400% due 3/15/26	32,337
69,000	BBB	Willis North America Inc., Company Guaranteed Notes, 2.950% due 9/15/29	74,934

		Total Insurance	5,627,794

Internet — 0.4%
		Alphabet Inc., Senior Unsecured Notes:
40,000	AA+	0.450% due 8/15/25	40,018
70,000	AA+	0.800% due 8/15/27	70,051
80,000	AA+	1.100% due 8/15/30	79,873
140,000	AA+	2.050% due 8/15/50	133,905
		Amazon.com Inc., Senior Unsecured Notes:
190,000	AA-	0.800% due 6/3/25	192,724
240,000	AA-	1.200% due 6/3/27	245,282
130,000	AA-	3.150% due 8/22/27	148,876
220,000	AA-	1.500% due 6/3/30	225,041
183,000	AA-	3.875% due 8/22/37	229,097
160,000	AA-	4.950% due 12/5/44	230,180
100,000	AA-	4.050% due 8/22/47	130,202
200,000	AA-	2.500% due 6/3/50	203,987
40,000	AA-	4.250% due 8/22/57	54,569
		Booking Holdings Inc., Senior Unsecured Notes:
57,000	A-	3.650% due 3/15/25	63,323
278,000	A-	4.100% due 4/13/25	315,783
10,000	BBB	E*TRADE Financial Corp., Senior Unsecured Notes, 3.800% due 8/24/27	11,197
		Expedia Group Inc., Company Guaranteed Notes:
89,000	BBB-	6.250% due 5/1/25(a)	97,890
145,000	BBB-	3.250% due 2/15/30	137,529
370,000	BBB-	Prosus NV, Company Guaranteed Notes, 4.850% due 7/6/27(a)	428,497
407,000	A+	Tencent Holdings Ltd., Senior Unsecured Notes, 2.985% due 1/19/23(a)	425,257

		Total Internet	3,463,281

Investment Companies — 0.1%
470,000	BBB-	Ares Capital Corp., Senior Unsecured Notes, 4.250% due 3/1/25	485,835

Iron/Steel — 0.1%
		ArcelorMittal SA, Senior Unsecured Notes:
210,000	BBB-	3.600% due 7/16/24	220,681
460,000	BBB-	4.550% due 3/11/26	504,426
30,000	BBB-	7.250% due 10/15/39	38,594
30,000	BBB-	Steel Dynamics Inc., Senior Unsecured Notes, 2.400% due 6/15/25	31,533
125,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	166,436

		Total Iron/Steel	961,670

Leisure Time — 0.0%
110,000	B+	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	91,555

Lodging — 0.1%
10,000	BB	Hilton Domestic Operating Co., Inc., Company Guaranteed Notes, 5.125% due 5/1/26	10,336
		Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes:
10,000	BB	4.625% due 4/1/25	10,136
60,000	BB	4.875% due 4/1/27	61,639
		Las Vegas Sands Corp., Senior Unsecured Notes:
270,000	BBB-	3.200% due 8/8/24	273,606
20,000	BBB-	2.900% due 6/25/25	19,916

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Lodging — 0.1% — (continued)
		Sands China Ltd., Senior Unsecured Notes:
$400,000	BBB-	5.125% due 8/8/25	$444,202
200,000	BBB-	3.800% due 1/8/26(a)	212,228

		Total Lodging	1,032,063

Machinery — Diversified — 0.1%
7,000	BBB	CNH Industrial NV, Senior Unsecured Notes, 3.850% due 11/15/27	7,597
20,000	BBB	Crane Co., Senior Unsecured Notes, 4.200% due 3/15/48	21,159
		Deere & Co., Senior Unsecured Notes:
40,000	A	3.100% due 4/15/30	45,841
130,000	A	3.750% due 4/15/50	159,935
320,000	BBB-	nVent Finance Sarl, Company Guaranteed Notes, 3.950% due 4/15/23	337,871
		Otis Worldwide Corp., Senior Unsecured Notes:
80,000	BBB	2.056% due 4/5/25(a)	84,557
130,000	BBB	2.293% due 4/5/27(a)	138,346
285,000	BBB	2.565% due 2/15/30(a)	304,978

		Total Machinery — Diversified	1,100,284

Media — 1.4%
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
130,000	BB	5.125% due 5/1/27(a)	138,626
842,000	BB	4.500% due 8/15/30(a)	894,629
100,000	BB	4.500% due 5/1/32(a)	106,114
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
120,000	BBB-	4.500% due 2/1/24	133,880
300,000	BBB-	4.908% due 7/23/25	349,329
210,000	BBB-	3.750% due 2/15/28	234,592
260,000	BBB-	4.200% due 3/15/28	298,113
50,000	BBB-	5.375% due 4/1/38	61,083
30,000	BBB-	5.375% due 5/1/47	35,947
535,000	BBB-	5.750% due 4/1/48	672,276
421,000	BBB-	5.125% due 7/1/49	495,655
138,000	BBB-	4.800% due 3/1/50	158,214
160,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	193,010
		Comcast Corp., Company Guaranteed Notes:
10,000	A-	3.100% due 4/1/25	11,076
30,000	A-	3.950% due 10/15/25	34,622
80,000	A-	3.150% due 3/1/26	89,820
352,000	A-	3.300% due 2/1/27	397,870
211,000	A-	3.300% due 4/1/27	240,553
940,000	A-	4.150% due 10/15/28	1,140,742
119,000	A-	2.650% due 2/1/30	130,153
217,000	A-	3.400% due 4/1/30	250,690
200,000	A-	4.250% due 10/15/30	247,607
138,000	A-	4.250% due 1/15/33	172,755
30,000	A-	6.500% due 11/15/35	46,014
90,000	A-	3.200% due 7/15/36	101,624
99,000	A-	3.900% due 3/1/38	118,781
20,000	A-	3.250% due 11/1/39	22,231
20,000	A-	3.750% due 4/1/40	23,756
226,000	A-	3.400% due 7/15/46	251,496
166,000	A-	3.969% due 11/1/47	199,804
20,000	A-	4.000% due 3/1/48	24,291

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Media — 1.4% — (continued)
$270,000	A-	4.700% due 10/15/48	$363,767
23,000	A-	3.999% due 11/1/49	28,005
140,000	A-	3.450% due 2/1/50	158,132
39,000	A-	4.049% due 11/1/52	47,766
170,000	A-	2.650% due 8/15/62	164,849
		Cox Communications Inc., Senior Unsecured Notes:
40,000	BBB	3.250% due 12/15/22(a)	42,313
227,000	BBB	3.150% due 8/15/24(a)	246,458
18,000	BBB	3.350% due 9/15/26(a)	20,100
		Discovery Communications LLC, Company Guaranteed Notes:
33,000	BBB-	3.625% due 5/15/30	36,625
165,000	BBB-	5.000% due 9/20/37	195,331
36,000	BBB-	4.875% due 4/1/43	41,019
135,000	BBB-	5.200% due 9/20/47	162,170
		DISH DBS Corp., Company Guaranteed Notes:
10,000	B-	5.875% due 11/15/24	10,584
50,000	B-	7.750% due 7/1/26	57,313
		Fox Corp., Senior Unsecured Notes:
200,000	BBB	4.030% due 1/25/24	221,088
180,000	BBB	4.709% due 1/25/29	216,554
240,000	BBB	5.476% due 1/25/39	318,670
115,000	BB	Sirius XM Radio Inc., Company Guaranteed Notes, 3.875% due 8/1/22(a)	116,150
		Time Warner Cable LLC, Senior Secured Notes:
385,000	BBB-	4.000% due 9/1/21	394,002
230,000	BBB-	7.300% due 7/1/38	329,649
300,000	BBB-	5.875% due 11/15/40	382,838
533,000	BBB-	5.500% due 9/1/41	656,862
240,000	BBB-	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	373,967
		ViacomCBS Inc., Senior Unsecured Notes:
10,000	BBB	3.875% due 4/1/24	10,924
350,000	BBB	3.700% due 6/1/28	388,232
103,000	BBB	4.375% due 3/15/43	109,976
33,000	BBB	5.850% due 9/1/43	41,319
225,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.500% due 5/15/29(a)	243,639
		Walt Disney Co. (The), Company Guaranteed Notes:
30,000	A-	4.500% due 2/15/21	30,563
235,000	A-	3.350% due 3/24/25	261,933
367,000	A-	2.000% due 9/1/29	382,391
727,000	A-	2.650% due 1/13/31	789,218
25,000	A-	6.200% due 12/15/34	36,819
30,000	A-	6.650% due 11/15/37	45,592

		Total Media	14,200,171

Mining — 0.5%
		Anglo American Capital PLC, Company Guaranteed Notes:
350,000	BBB	3.625% due 9/11/24(a)	377,046
270,000	BBB	4.750% due 4/10/27(a)	310,722
40,000	BBB	Barrick Gold Corp., Senior Unsecured Notes, 5.250% due 4/1/42	55,018
		Barrick North America Finance LLC, Company Guaranteed Notes:
70,000	BBB	5.700% due 5/30/41	99,115
190,000	BBB	5.750% due 5/1/43	278,389
		BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
150,000	A	5.000% due 9/30/43	213,567
310,000	BBB+	6.750% (5-Year USD Swap Rate + 5.093%) due 10/19/75(a)(c)	370,944

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Mining — 0.5% — (continued)
		Freeport-McMoRan Inc., Company Guaranteed Notes:
$10,000	BB	3.875% due 3/15/23	$10,374
10,000	BB	4.550% due 11/14/24	10,809
20,000	BB	5.400% due 11/14/34	22,608
50,000	BB	5.450% due 3/15/43	56,234
		Glencore Funding LLC, Company Guaranteed Notes:
920,000	BBB+	4.125% due 3/12/24(a)	1,001,504
210,000	BBB+	4.625% due 4/29/24(a)	235,044
250,000	BBB+	4.000% due 3/27/27(a)	274,905
200,000	Baa2(b)	Indonesia Asahan Aluminium Persero PT, Senior Unsecured Notes, 6.530% due 11/15/28(a)	248,500
30,000	BBB	Newmont Corp., Company Guaranteed Notes, 4.875% due 3/15/42	40,730
760,000	BBB+	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	973,550
10,000	BBB-	Teck Resources Ltd., Senior Unsecured Notes, 6.000% due 8/15/40	10,860
90,000	BB+	Yamana Gold Inc., Company Guaranteed Notes, 4.625% due 12/15/27	97,918

		Total Mining	4,687,837

Miscellaneous Manufacturers — 0.4%
		3M Co., Senior Unsecured Notes:
150,000	A+	2.375% due 8/26/29	162,170
30,000	A+	3.050% due 4/15/30	34,239
190,000	A+	3.700% due 4/15/50	231,528
160,000	A-	Eaton Corp., Company Guaranteed Notes, 4.150% due 11/2/42	200,261
		General Electric Co., Senior Unsecured Notes:
30,000	BBB+	3.450% due 5/1/27	31,724
70,000	BBB+	3.625% due 5/1/30	72,291
390,000	BBB+	6.750% due 3/15/32	489,034
1,025,000	BBB+	0.760% (3-Month USD-LIBOR + 0.480%) due 8/15/36(c)	703,878
162,000	BBB+	6.150% due 8/7/37	192,431
230,000	BBB+	5.875% due 1/14/38	265,895
697,000	BBB+	6.875% due 1/10/39	889,252
70,000	BBB+	4.250% due 5/1/40	70,801
90,000	BBB+	4.350% due 5/1/50	91,514
125,000	BBB+	Parker-Hannifin Corp., Senior Unsecured Notes, 2.700% due 6/14/24	134,047
		Textron Inc., Senior Unsecured Notes:
40,000	BBB	3.875% due 3/1/25	43,320
70,000	BBB	3.650% due 3/15/27	75,497
140,000	BBB	3.900% due 9/17/29	154,670

		Total Miscellaneous Manufacturers	3,842,552

Oil & Gas — 2.1%
		Apache Corp., Senior Unsecured Notes:
181,000	BB+	3.250% due 4/15/22	180,946
690,000	BB+	4.375% due 10/15/28	686,522
280,000	BB+	5.100% due 9/1/40	272,133
40,000	BB+	4.750% due 4/15/43	37,700
60,000	BB+	4.250% due 1/15/44	53,550
		BP Capital Markets America Inc., Company Guaranteed Notes:
110,000	A-	3.245% due 5/6/22	115,556
20,000	A-	2.937% due 4/6/23	21,235
230,000	A-	3.216% due 11/28/23	248,195
30,000	A-	3.790% due 2/6/24	32,966
470,000	A-	3.410% due 2/11/26	526,856
110,000	A-	3.633% due 4/6/30	126,788
		BP Capital Markets PLC, Company Guaranteed Notes:
270,000	A-	3.814% due 2/10/24	297,977
30,000	A-	3.535% due 11/4/24	33,297
270,000	A-	3.506% due 3/17/25	302,184

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 2.1% — (continued)
$94,000	BBB	Canadian Natural Resources Ltd., Senior Unsecured Notes, 3.850% due 6/1/27	$101,747
		Chevron Corp., Senior Unsecured Notes:
190,000	AA	1.554% due 5/11/25	197,972
230,000	AA	2.954% due 5/16/26	256,306
70,000	AA	1.995% due 5/11/27	74,249
130,000	AA	2.236% due 5/11/30	139,000
31,000	AA	Chevron USA Inc., Company Guaranteed Notes, 2.343% due 8/12/50	29,652
		Cimarex Energy Co., Senior Unsecured Notes:
470,000	BBB-	3.900% due 5/15/27	484,678
150,000	BBB-	4.375% due 3/15/29	160,259
530,000	A+	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25	586,034
		Concho Resources Inc., Company Guaranteed Notes:
20,000	BBB-	4.375% due 1/15/25	20,667
124,000	BBB-	3.750% due 10/1/27	136,224
560,000	BBB-	4.300% due 8/15/28	633,006
10,000	BBB-	2.400% due 2/15/31	9,809
920,000	BB+	Continental Resources Inc., Company Guaranteed Notes, 3.800% due 6/1/24	908,564
		Devon Energy Corp., Senior Unsecured Notes:
480,000	BBB-	5.850% due 12/15/25	551,112
280,000	BBB-	5.600% due 7/15/41	296,686
10,000	BBB-	4.750% due 5/15/42	9,712
180,000	BBB-	5.000% due 6/15/45	180,568
		Diamondback Energy Inc., Company Guaranteed Notes:
160,000	BBB-	4.750% due 5/31/25	175,803
100,000	BBB-	5.375% due 5/31/25	104,169
346,000	BBB-	3.500% due 12/1/29	352,972
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BBB-	4.125% due 1/16/25	99,940
750,000	BBB-	5.875% due 5/28/45	852,506
29,000	BB-	Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes, 5.750% due 1/30/28(a)	29,720
		EOG Resources Inc., Senior Unsecured Notes:
47,000	A-	4.150% due 1/15/26	54,484
20,000	A-	4.375% due 4/15/30	24,008
260,000	A-	3.900% due 4/1/35	306,532
70,000	A-	4.950% due 4/15/50	89,862
85,000	BB-	EQT Corp., Senior Unsecured Notes, 3.900% due 10/1/27	82,423
		Exxon Mobil Corp., Senior Unsecured Notes:
30,000	AA	1.571% due 4/15/23	30,974
430,000	AA	2.992% due 3/19/25	474,233
380,000	AA	3.043% due 3/1/26	423,629
180,000	AA	3.482% due 3/19/30	209,586
70,000	AA	4.114% due 3/1/46	84,893
110,000	AA	4.327% due 3/19/50	141,546
200,000	Baa3(b)	KazMunayGas National Co. JSC, Senior Unsecured Notes, 5.375% due 4/24/30	240,546
		Marathon Petroleum Corp., Senior Unsecured Notes:
55,000	BBB	4.750% due 12/15/23	61,020
19,000	BBB	6.500% due 3/1/41	24,335
		Noble Energy Inc., Senior Unsecured Notes:
240,000	BBB-	3.850% due 1/15/28	272,687
110,000	BBB-	5.250% due 11/15/43	146,872
30,000	BBB-	4.950% due 8/15/47	39,607
		Occidental Petroleum Corp., Senior Unsecured Notes:
100,000	BB+	3.125% due 2/15/22	98,870
180,000	BB+	2.700% due 8/15/22	177,422

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 2.1% — (continued)
$200,000	BB+	6.950% due 7/1/24	$207,500
310,000	BB+	2.900% due 8/15/24	285,780
760,000	BB+	5.550% due 3/15/26	749,679
90,000	BB+	3.400% due 4/15/26	79,954
170,000	BB+	3.200% due 8/15/26	149,410
140,000	BB+	7.500% due 5/1/31	148,750
75,000	BB+	7.875% due 9/15/31	80,578
150,000	BB+	4.500% due 7/15/44	119,156
90,000	BB+	4.625% due 6/15/45	71,325
30,000	BB+	4.100% due 2/15/47	22,572
560,000	BB+	4.200% due 3/15/48	424,900
200,000	Baa2(b)	Pertamina Persero PT, Senior Unsecured Notes, 3.100% due 8/27/30(a)	207,500
		Petrobras Global Finance BV, Company Guaranteed Notes:
360,000	BB-	5.750% due 2/1/29	396,180
120,000	BB-	5.093% due 1/15/30(a)	125,250
200,000	BBB-	Petroleos del Peru SA, Senior Unsecured Notes, 4.750% due 6/19/32	225,000
		Petroleos Mexicanos, Company Guaranteed Notes:
280,000	BBB	5.950% due 1/28/31(a)	253,302
199,000	BBB	6.625% due 6/15/35	176,115
1,170,000	BBB	6.750% due 9/21/47	978,916
170,000	BBB	6.950% due 1/28/60(a)	141,716
40,000	B+	QEP Resources Inc., Senior Unsecured Notes, 6.875% due 3/1/21	41,195
		Range Resources Corp., Company Guaranteed Notes:
8,000	B+	5.875% due 7/1/22	8,128
140,000	B+	5.000% due 3/15/23	139,735
118,000	B+	4.875% due 5/15/25	110,392
		Shell International Finance BV, Company Guaranteed Notes:
260,000	AA-	2.875% due 5/10/26	289,923
539,000	AA-	3.875% due 11/13/28	635,170
325,000	AA-	2.375% due 11/7/29	346,377
60,000	AA-	2.750% due 4/6/30	66,127
90,000	AA-	4.550% due 8/12/43	113,018
220,000	AA-	4.375% due 5/11/45	273,875
40,000	AA-	4.000% due 5/10/46	47,838
270,000	AA-	3.250% due 4/6/50	292,149
400,000	A+	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	444,440
		Suncor Energy Inc., Senior Unsecured Notes:
5,000	BBB+	5.950% due 5/15/35	6,281
58,000	BBB+	6.800% due 5/15/38	79,111
99,060	B-	Transocean Pontus Ltd., Senior Secured Notes, 6.125% due 8/1/25(a)	89,124
140,000	B-	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(a)	116,200
		WPX Energy Inc., Senior Unsecured Notes:
50,000	BB-	5.250% due 10/15/27	49,820
30,000	BB-	4.500% due 1/15/30	28,705

		Total Oil & Gas	20,331,980

Oil & Gas Services — 0.1%
		Halliburton Co., Senior Unsecured Notes:
14,000	BBB+	3.800% due 11/15/25	15,372
20,000	BBB+	4.850% due 11/15/35	22,308
50,000	BBB+	5.000% due 11/15/45	55,097
		Schlumberger Holdings Corp., Senior Unsecured Notes:
90,000	A	4.000% due 12/21/25(a)	99,815
171,000	A	3.900% due 5/17/28(a)	187,033

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas Services — 0.1% — (continued)
$24,700	B-	Transocean Phoenix 2 Ltd., Senior Secured Notes, 7.750% due 10/15/24(a)	$22,724
81,250	B-	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(a)	72,719

		Total Oil & Gas Services	475,068

Packaging & Containers — 0.1%
500,000	BBB	Amcor Finance USA Inc., Company Guaranteed Notes, 4.500% due 5/15/28	587,626
130,000	BB+	Ball Corp., Company Guaranteed Notes, 4.000% due 11/15/23	138,450
100,000	B+	Matthews International Corp., Company Guaranteed Notes, 5.250% due 12/1/25(a)	94,864
24,000	B+	OI European Group BV, Company Guaranteed Notes, 4.000% due 3/15/23(a)	24,333
235,000	BB+	Sealed Air Corp., Company Guaranteed Notes, 5.500% due 9/15/25(a)	264,057
		WestRock RKT LLC, Company Guaranteed Notes:
39,000	BBB	4.900% due 3/1/22	41,451
20,000	BBB	4.000% due 3/1/23	21,472

		Total Packaging & Containers	1,172,253

Pharmaceuticals — 2.8%
		AbbVie Inc., Senior Unsecured Notes:
60,000	BBB+	3.375% due 11/14/21	62,137
100,000	BBB+	3.450% due 3/15/22(a)	104,041
680,000	BBB+	2.300% due 11/21/22(a)	707,097
30,000	BBB+	3.750% due 11/14/23	32,919
730,000	BBB+	2.600% due 11/21/24(a)	781,959
260,000	BBB+	3.800% due 3/15/25(a)	291,002
100,000	BBB+	3.600% due 5/14/25	111,677
512,000	BBB+	2.950% due 11/21/26(a)	563,715
470,000	BBB+	3.200% due 11/21/29(a)	522,580
80,000	BBB+	4.500% due 5/14/35	98,973
418,000	BBB+	4.050% due 11/21/39(a)	489,969
889,000	BBB+	4.400% due 11/6/42	1,076,221
150,000	BBB+	4.750% due 3/15/45(a)	185,993
385,000	BBB+	4.250% due 11/21/49(a)	466,371
		Allergan Funding SCS, Company Guaranteed Notes:
55,000	WR(b)	3.450% due 3/15/22	56,133
15,000	WR(b)	3.850% due 6/15/24	15,880
255,000	WR(b)	4.550% due 3/15/35	308,286
280,000	WR(b)	Allergan Inc., Company Guaranteed Notes, 2.800% due 3/15/23	285,610
		AstraZeneca PLC, Senior Unsecured Notes:
254,000	BBB+	3.375% due 11/16/25	286,530
122,000	BBB+	1.375% due 8/6/30	120,066
13,000	B	Bausch Health Cos., Inc., Company Guaranteed Notes, 5.500% due 3/1/23(a)	13,015
		Bayer US Finance II LLC, Company Guaranteed Notes:
280,000	BBB	4.250% due 12/15/25(a)	322,374
625,000	BBB	4.375% due 12/15/28(a)	733,998
285,000	BBB	4.625% due 6/25/38(a)	341,140
140,000	BBB	4.400% due 7/15/44(a)	159,131
670,000	BBB	4.875% due 6/25/48(a)	831,569
515,000	BBB	Bayer US Finance LLC, Company Guaranteed Notes, 3.375% due 10/8/24(a)	564,497
		Becton Dickinson & Co., Senior Unsecured Notes:
830,000	BBB	3.363% due 6/6/24	903,916
61,000	BBB	3.734% due 12/15/24	67,792
47,000	BBB	4.685% due 12/15/44	59,624
		Bristol-Myers Squibb Co., Senior Unsecured Notes:
190,000	A+	2.600% due 5/16/22	197,553
60,000	A+	3.550% due 8/15/22	63,783
510,000	A+	2.900% due 7/26/24	556,421

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 2.8% — (continued)
$290,000	A+	3.875% due 8/15/25	$333,900
240,000	A+	3.200% due 6/15/26	273,261
130,000	A+	3.400% due 7/26/29	152,005
60,000	A+	5.000% due 8/15/45	85,699
		Cigna Corp., Company Guaranteed Notes:
110,000	A-	3.400% due 9/17/21	113,458
400,000	A-	3.750% due 7/15/23	435,724
155,000	A-	3.500% due 6/15/24	170,088
459,000	A-	4.125% due 11/15/25	531,092
555,000	A-	3.400% due 3/1/27	622,394
720,000	A-	4.375% due 10/15/28	863,045
400,000	A-	4.900% due 12/15/48	536,730
		CVS Health Corp., Senior Unsecured Notes:
99,000	BBB	3.350% due 3/9/21	100,549
340,000	BBB	2.750% due 12/1/22	356,242
372,000	BBB	3.700% due 3/9/23	400,659
147,000	BBB	3.375% due 8/12/24	161,405
155,000	BBB	4.100% due 3/25/25	176,863
208,000	BBB	3.875% due 7/20/25	235,810
335,000	BBB	2.875% due 6/1/26	365,432
50,000	BBB	3.625% due 4/1/27	56,799
146,000	BBB	1.300% due 8/21/27	145,725
1,110,000	BBB	4.300% due 3/25/28	1,307,584
130,000	BBB	3.750% due 4/1/30	150,512
440,000	BBB	4.780% due 3/25/38	541,336
50,000	BBB	4.125% due 4/1/40	58,253
165,000	BBB	5.125% due 7/20/45	213,975
1,875,000	BBB	5.050% due 3/25/48	2,449,004
30,000	BBB	4.250% due 4/1/50	35,945
149,240	BBB	CVS Pass-Through Trust, Pass-Thru Certificates, 6.036% due 12/10/28	169,534
		Johnson & Johnson, Senior Unsecured Notes:
100,000	AAA	0.550% due 9/1/25	100,341
400,000	AAA	2.450% due 3/1/26	439,817
30,000	AAA	2.950% due 3/3/27	33,724
210,000	AAA	0.950% due 9/1/27	212,154
110,000	AAA	3.625% due 3/3/37	134,534
125,000	AA-	Merck & Co., Inc., Senior Unsecured Notes, 1.450% due 6/24/30	126,931
		Pfizer Inc., Senior Unsecured Notes:
230,000	AA-	0.800% due 5/28/25	232,666
395,000	AA-	2.625% due 4/1/30	441,563
140,000	AA-	1.700% due 5/28/30	145,028
55,000	AA-	4.125% due 12/15/46	70,835
438,000	BBB+	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 3.200% due 9/23/26	491,131
		Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes:
200,000	BBB+	4.400% due 11/26/23	223,764
201,000	BBB+	5.000% due 11/26/28	249,266
250,000	BBB+	2.050% due 3/31/30	254,222
		Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes:
80,000	BB	3.650% due 11/10/21	80,425
50,000	BB	2.950% due 12/18/22	48,611
100,000	BB	Teva Pharmaceutical Finance IV BV, Company Guaranteed Notes, 3.650% due 11/10/21	100,523
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
260,000	BB	2.200% due 7/21/21	260,085
300,000	BB	2.800% due 7/21/23	288,552

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 2.8% — (continued)
$220,000	BB	7.125% due 1/31/25(a)	$238,522
270,000	BB	3.150% due 10/1/26	247,894
130,000	AA-	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	192,901

		Total Pharmaceuticals	27,038,484

Pipelines — 1.9%
60,000	B	Blue Racer Midstream LLC/Blue Racer Finance Corp., Company Guaranteed Notes, 6.125% due 11/15/22(a)	59,833
		Cameron LNG LLC, Senior Secured Notes:
60,000	A	2.902% due 7/15/31(a)	65,807
680,000	A	3.302% due 1/15/35(a)	768,469
		Cheniere Corpus Christi Holdings LLC, Senior Secured Notes:
170,000	BBB-	7.000% due 6/30/24	198,268
170,000	BBB-	5.875% due 3/31/25	196,657
106,000	BBB-	5.125% due 6/30/27	119,484
40,000	BB+	DCP Midstream Operating LP, Company Guaranteed Notes, 6.450% due 11/3/36(a)	40,172
285,000	BBB	El Paso Natural Gas Co. LLC, Company Guaranteed Notes, 8.625% due 1/15/22	310,466
		Energy Transfer Operating LP:
		Company Guaranteed Notes:
330,000	BBB-	4.250% due 3/15/23	348,129
330,000	BBB-	4.500% due 4/15/24	355,599
20,000	BBB-	4.050% due 3/15/25	21,389
18,000	BBB-	4.750% due 1/15/26	19,661
180,000	BBB-	4.200% due 4/15/27	188,466
169,000	BBB-	5.500% due 6/1/27	189,005
30,000	BBB-	4.950% due 6/15/28	32,185
240,000	BBB-	5.250% due 4/15/29	263,165
300,000	BBB-	8.250% due 11/15/29	383,605
430,000	BBB-	3.750% due 5/15/30	427,643
200,000	BBB-	6.000% due 6/15/48	208,392
10,000	BBB-	6.250% due 4/15/49	10,523
470,000	BBB-	5.000% due 5/15/50	450,421
140,000	BB	Junior Subordinated Notes, 6.750% (5-Year CMT Index + 5.134%)(c)(d)	116,550
		Enterprise Products Operating LLC, Company Guaranteed Notes:
50,000	BBB+	3.900% due 2/15/24	55,064
780,000	BBB+	4.150% due 10/16/28	918,520
340,000	BBB+	2.800% due 1/31/30	363,944
120,000	BBB+	4.450% due 2/15/43	132,322
90,000	BBB+	3.700% due 1/31/51	92,031
70,000	BBB+	3.950% due 1/31/60	71,538
		Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
50,000	BBB	3.500% due 3/1/21	50,507
200,000	BBB	4.250% due 9/1/24	223,247
150,000	BBB	6.375% due 3/1/41	189,084
		Kinder Morgan Inc., Company Guaranteed Notes:
480,000	BBB	5.625% due 11/15/23(a)	544,060
290,000	BBB	4.300% due 3/1/28	336,413
10,000	BBB	5.200% due 3/1/48	12,295
35,000	BBB+	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.200% due 10/3/47	38,002
		MPLX LP, Senior Unsecured Notes:
37,000	BBB	4.875% due 12/1/24	41,789
180,000	BBB	4.875% due 6/1/25	205,823
424,000	BBB	4.800% due 2/15/29	492,116
150,000	BBB	4.500% due 4/15/38	159,559
260,000	BBB	4.700% due 4/15/48	280,866
150,000	BBB	5.500% due 2/15/49	178,373

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 1.9% — (continued)
		NGPL PipeCo LLC, Senior Unsecured Notes:
$327,000	BBB-	4.375% due 8/15/22(a)	$339,248
60,000	BBB-	4.875% due 8/15/27(a)	65,785
55,000	BBB-	7.768% due 12/15/37(a)	67,166
130,000	A	Northern Natural Gas Co., Senior Unsecured Notes, 4.300% due 1/15/49(a)	154,181
210,000	BBB	Northwest Pipeline LLC, Senior Unsecured Notes, 4.000% due 4/1/27	234,143
273,390	BBB	Pipeline Funding Co. LLC, Senior Secured Notes, 7.500% due 1/15/30(a)	376,946
300,000	BBB-	Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes, 4.650% due 10/15/25	326,544
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
300,000	BB+	4.950% due 7/15/29(a)	302,250
280,000	BB+	6.875% due 4/15/40(a)	289,800
340,909	BB-	Ruby Pipeline LLC, Senior Unsecured Notes, 7.000% due 4/1/22(a)	304,338
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
424,000	BBB-	5.750% due 5/15/24	485,370
342,000	BBB-	5.625% due 3/1/25	398,356
210,000	BBB-	5.000% due 3/15/27	239,049
73,000	BBB-	4.200% due 3/15/28	80,332
258,000	BBB+	Southern Natural Gas Co. LLC, Senior Unsecured Notes, 8.000% due 3/1/32	369,049
		Sunoco Logistics Partners Operations LP, Company Guaranteed Notes:
170,000	BBB-	3.900% due 7/15/26	178,483
61,000	BBB-	4.000% due 10/1/27	62,761
10,000	BBB-	5.350% due 5/15/45	9,639
300,000	BBB-	5.400% due 10/1/47	298,306
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
50,000	BB	4.250% due 11/15/23	50,444
20,000	BB	5.875% due 4/15/26	21,087
20,000	BB	5.375% due 2/1/27	20,696
50,000	BB	6.500% due 7/15/27	54,125
132,000	BB	6.875% due 1/15/29	146,272
50,000	BB	5.500% due 3/1/30(a)	52,781
560,000	BBB	Tennessee Gas Pipeline Co. LLC, Company Guaranteed Notes, 2.900% due 3/1/30(a)	586,881
		Texas Eastern Transmission LP, Senior Unsecured Notes:
30,000	BBB+	2.800% due 10/15/22(a)	30,773
106,000	BBB+	3.500% due 1/15/28(a)	114,745
295,000	BBB+	4.150% due 1/15/48(a)	316,189
23,000	BBB+	TransCanada PipeLines Ltd., Senior Unsecured Notes, 5.850% due 3/15/36	30,300
		Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes:
1,119,000	BBB	7.850% due 2/1/26	1,464,784
270,000	BBB	4.000% due 3/15/28	306,471
		Western Midstream Operating LP, Senior Unsecured Notes:
50,000	BB+	2.116% (3-Month USD-LIBOR + 1.850%) due 1/13/23(c)	47,519
140,000	BB+	4.100% due 2/1/25	139,819
40,000	BB+	4.500% due 3/1/28	40,300
540,000	BB+	5.050% due 2/1/30	553,546
10,000	BB+	5.500% due 8/15/48	9,000
90,000	BB+	6.250% due 2/1/50	90,289
		Williams Cos., Inc. (The), Senior Unsecured Notes:
336,000	BBB	7.875% due 9/1/21	360,082
55,000	BBB	7.500% due 1/15/31	72,541
260,000	BBB	7.750% due 6/15/31	345,081
116,000	BBB	8.750% due 3/15/32	167,592
250,000	BBB	5.100% due 9/15/45	293,257

		Total Pipelines	19,055,762

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate Investment Trusts (REITs) — 0.7%
$103,000	BBB+	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 3.800% due 4/15/26	$117,953
		American Tower Corp., Senior Unsecured Notes:
73,000	BBB-	1.300% due 9/15/25	74,164
15,000	BBB-	2.750% due 1/15/27	16,342
111,000	BBB-	3.950% due 3/15/29	129,090
76,000	BBB-	3.800% due 8/15/29	88,080
46,000	BBB-	2.100% due 6/15/30	47,094
		Boston Properties LP, Senior Unsecured Notes:
115,000	BBB+	4.500% due 12/1/28	136,299
148,000	BBB+	3.250% due 1/30/31	161,769
464,000	BBB-	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 3.849% due 4/15/23	501,240
		Crown Castle International Corp., Senior Unsecured Notes:
35,000	BBB-	5.250% due 1/15/23	38,803
29,000	BBB-	3.150% due 7/15/23	31,006
310,000	BBB-	3.700% due 6/15/26	350,801
275,000	BBB-	3.100% due 11/15/29	302,857
40,000	BBB-	3.300% due 7/1/30	44,635
68,000	BBB-	2.250% due 1/15/31	69,730
25,000	BBB-	4.750% due 5/15/47	32,061
18,000	BBB-	5.200% due 2/15/49	24,224
400,000	BBB-	CyrusOne LP/CyrusOne Finance Corp., Company Guaranteed Notes, 3.450% due 11/15/29	437,490
153,000	BBB-	Equifax Inc., Senior Unsecured Notes, 3.200% due 11/18/29	169,034
		GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes:
620,000	BBB-	5.250% due 6/1/25	672,570
592,000	BBB-	5.375% due 4/15/26	658,079
220,000	BBB-	5.300% due 1/15/29	243,955
102,000	BBB-	4.000% due 1/15/30	106,026
15,000	BBB-	4.000% due 1/15/31	15,574
350,000	BBB	Healthcare Trust of America Holdings LP, Company Guaranteed Notes, 3.100% due 2/15/30	370,573
		Healthpeak Properties Inc., Senior Unsecured Notes:
13,000	BBB+	4.250% due 11/15/23	14,244
500,000	BBB+	3.400% due 2/1/25	551,910
131,000	BBB	Highwoods Realty LP, Senior Unsecured Notes, 3.200% due 6/15/21	133,010
350,000	BBB	Life Storage LP, Company Guaranteed Notes, 3.875% due 12/15/27	389,591
160,000	BB-	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes, 4.500% due 1/15/28	164,970
80,000	A-	Prologis LP, Company Guaranteed Notes, 4.375% due 9/15/48	109,293
		Realty Income Corp., Senior Unsecured Notes:
160,000	A-	3.000% due 1/15/27	173,301
140,000	A-	3.250% due 1/15/31	155,710
69,000	BB-	SBA Communications Corp., Senior Unsecured Notes, 4.875% due 9/1/24	70,963
400,000	BBB+	Ventas Realty LP, Company Guaranteed Notes, 3.750% due 5/1/24	428,874

		Total Real Estate Investment Trusts (REITs)	7,031,315

Retail — 0.6%
		Alimentation Couche-Tard Inc.:
250,000	BBB	Company Guaranteed Notes, 3.550% due 7/26/27(a)	276,660
410,000	BBB	Senior Unsecured Notes, 3.800% due 1/25/50(a)	445,370
		Costco Wholesale Corp., Senior Unsecured Notes:
260,000	A+	1.375% due 6/20/27	266,150
160,000	A+	1.600% due 4/20/30	163,304
		Home Depot Inc. (The), Senior Unsecured Notes:
210,000	A	2.500% due 4/15/27	230,348
131,000	A	3.300% due 4/15/40	150,086

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Retail — 0.6% — (continued)
$20,000	A	3.900% due 6/15/47	$24,469
270,000	A	3.350% due 4/15/50	309,914
		Lowe’s Cos., Inc., Senior Unsecured Notes:
288,000	BBB+	4.000% due 4/15/25	329,144
70,000	BBB+	4.500% due 4/15/30	87,005
50,000	BBB+	5.000% due 4/15/40	66,350
37,000	BBB+	4.375% due 9/15/45	45,112
220,000	BBB+	5.125% due 4/15/50	306,009
		McDonald’s Corp., Senior Unsecured Notes:
40,000	BBB+	3.300% due 7/1/25	44,777
30,000	BBB+	1.450% due 9/1/25	31,034
200,000	BBB+	3.700% due 1/30/26	228,744
30,000	BBB+	3.500% due 3/1/27	34,062
340,000	BBB+	3.800% due 4/1/28	396,024
110,000	BBB+	2.125% due 3/1/30	114,643
100,000	BBB+	3.600% due 7/1/30	116,230
280,000	BBB+	3.625% due 5/1/43	311,941
15,000	BBB+	4.450% due 3/1/47	18,735
20,000	BBB+	3.625% due 9/1/49	22,667
190,000	BBB+	4.200% due 4/1/50	232,706
102,000	CCC-	Rite Aid Corp., Senior Secured Notes, 8.000% due 11/15/26(a)	103,785
		Starbucks Corp., Senior Unsecured Notes:
87,000	BBB+	3.100% due 3/1/23	92,594
136,000	BBB+	2.550% due 11/15/30	144,578
30,000	BBB+	3.750% due 12/1/47	32,906
120,000	A	Target Corp., Senior Unsecured Notes, 2.250% due 4/15/25	128,842
110,000	A	TJX Cos., Inc. (The), Senior Unsecured Notes, 3.500% due 4/15/25	122,943
635,000	BBB	Walgreens Boots Alliance Inc., Senior Unsecured Notes, 3.450% due 6/1/26	698,718
		Walmart Inc., Senior Unsecured Notes:
50,000	AA	3.550% due 6/26/25	57,026
100,000	AA	3.050% due 7/8/26	112,917
290,000	AA	3.700% due 6/26/28	343,672
66,000	AA	3.250% due 7/8/29	77,205
61,000	AA	7.550% due 2/15/30	94,950

		Total Retail	6,261,620

Savings & Loans — 0.1%
500,000	BBB+	Nationwide Building Society, Senior Unsecured Notes, 4.363% (3-Month USD-LIBOR + 1.392%) due 8/1/24(a)(c)	547,921

Semiconductors — 1.0%
		Analog Devices Inc., Senior Unsecured Notes:
200,000	BBB	3.500% due 12/5/26	227,798
10,000	BBB	5.300% due 12/15/45	14,191
		Applied Materials Inc., Senior Unsecured Notes:
67,000	A-	3.300% due 4/1/27	76,697
135,000	A-	1.750% due 6/1/30	140,350
20,000	A-	5.850% due 6/15/41	30,867
		Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
300,000	BBB-	3.625% due 1/15/24	324,260
518,000	BBB-	3.875% due 1/15/27	575,002
		Broadcom Inc., Company Guaranteed Notes:
250,000	BBB-	2.250% due 11/15/23	260,127
355,000	Baa3(b)	3.625% due 10/15/24	389,357
472,000	BBB-	4.700% due 4/15/25	539,852
280,000	BBB-	3.150% due 11/15/25	303,716

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Semiconductors — 1.0% — (continued)
$50,000	BBB-	4.250% due 4/15/26	$56,755
341,000	BBB-	3.459% due 9/15/26	374,218
138,000	BBB-	4.110% due 9/15/28	154,705
20,000	BBB-	4.150% due 11/15/30	22,593
		Intel Corp., Senior Unsecured Notes:
70,000	A+	3.700% due 7/29/25	79,823
234,000	A+	2.450% due 11/15/29	254,901
209,000	A+	3.900% due 3/25/30	254,337
30,000	A+	4.600% due 3/25/40	40,045
315,000	A+	4.100% due 5/19/46	393,195
54,000	A+	3.734% due 12/8/47	64,502
930,000	A+	4.750% due 3/25/50	1,292,667
120,000	A+	4.950% due 3/25/60	173,599
		KLA Corp., Senior Unsecured Notes:
83,000	BBB+	4.650% due 11/1/24	95,451
125,000	BBB+	4.100% due 3/15/29	150,362
64,000	BBB+	3.300% due 3/1/50	68,572
		Lam Research Corp., Senior Unsecured Notes:
100,000	A-	3.750% due 3/15/26	115,169
39,000	A-	4.875% due 3/15/49	56,025
150,000	BBB-	Micron Technology Inc., Senior Unsecured Notes, 2.497% due 4/24/23	156,628
		NVIDIA Corp., Senior Unsecured Notes:
258,000	A-	2.850% due 4/1/30	288,114
120,000	A-	3.500% due 4/1/40	138,817
519,000	A-	3.500% due 4/1/50	590,445
160,000	A-	3.700% due 4/1/60	188,176
		NXP BV/NXP Funding LLC, Company Guaranteed Notes:
486,000	BBB	4.125% due 6/1/21(a)	498,565
280,000	BBB	4.625% due 6/1/23(a)	307,715
25,000	BBB	5.550% due 12/1/28(a)	31,430
		NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes:
90,000	BBB	2.700% due 5/1/25(a)	96,014
184,000	BBB	4.300% due 6/18/29(a)	214,780
		QUALCOMM Inc., Senior Unsecured Notes:
30,000	A-	4.650% due 5/20/35	40,455
64,000	A-	4.800% due 5/20/45	87,270
34,000	A-	4.300% due 5/20/47	43,519
196,000	A+	Texas Instruments Inc., Senior Unsecured Notes, 1.750% due 5/4/30	202,989

		Total Semiconductors	9,414,053

Shipbuilding — 0.1%
		Huntington Ingalls Industries Inc., Company Guaranteed Notes:
199,000	BBB	3.844% due 5/1/25(a)	218,291
191,000	BBB	3.483% due 12/1/27	208,773
122,000	BBB	4.200% due 5/1/30(a)	140,385

		Total Shipbuilding	567,449

Software — 0.8%
		Activision Blizzard Inc., Senior Unsecured Notes:
250,000	A-	3.400% due 9/15/26	286,650
35,000	A-	3.400% due 6/15/27	39,997
124,000	A-	2.500% due 9/15/50	116,400
		Autodesk Inc., Senior Unsecured Notes:
165,000	BBB	4.375% due 6/15/25	188,974
114,000	BBB	2.850% due 1/15/30	126,024
285,000	BBB+	Electronic Arts Inc., Senior Unsecured Notes, 4.800% due 3/1/26	339,146

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Software — 0.8% — (continued)
		Fidelity National Information Services Inc.:
$19,000	BBB	Company Guaranteed Notes, 3.500% due 4/15/23	$20,295
		Senior Unsecured Notes:
37,000	BBB	3.000% due 8/15/26	41,416
45,000	BBB	3.750% due 5/21/29	52,901
		Fiserv Inc., Senior Unsecured Notes:
35,000	BBB	3.850% due 6/1/25	39,758
105,000	BBB	4.200% due 10/1/28	125,087
350,000	BBB	3.500% due 7/1/29	398,937
60,000	BBB	2.650% due 6/1/30	64,623
		Microsoft Corp., Senior Unsecured Notes:
270,000	AAA	2.875% due 2/6/24	291,631
70,000	AAA	2.700% due 2/12/25	76,452
1,030,000	AAA	2.400% due 8/8/26	1,126,816
670,000	AAA	3.300% due 2/6/27	768,030
10,000	AAA	3.450% due 8/8/36	12,061
13,000	AAA	4.100% due 2/6/37	16,789
216,000	AAA	3.750% due 2/12/45	269,434
75,000	AAA	2.525% due 6/1/50	79,115
42,000	AAA	3.950% due 8/8/56	55,728
8,000	AAA	2.675% due 6/1/60	8,457
		Oracle Corp., Senior Unsecured Notes:
338,000	A	2.950% due 11/15/24	368,121
654,000	A	2.800% due 4/1/27	720,918
554,000	A	3.250% due 11/15/27	627,364
103,000	A	4.300% due 7/8/34	128,595
195,000	A	3.900% due 5/15/35	236,741
23,000	A	3.800% due 11/15/37	26,696
28,000	A	5.375% due 7/15/40	38,606
		salesforce.com Inc., Senior Unsecured Notes:
130,000	A	3.250% due 4/11/23	139,602
450,000	A	3.700% due 4/11/28	527,134
111,000	B+	SS&C Technologies Inc., Company Guaranteed Notes, 5.500% due 9/30/27(a)	119,031

		Total Software	7,477,529

Telecommunications — 2.2%
		AT&T Inc., Senior Unsecured Notes:
1,000,000	BBB	zero coupon, due 11/27/22(a)	986,321
20,000	BBB	4.250% due 3/1/27	23,459
260,000	BBB	2.300% due 6/1/27	276,406
70,000	BBB	1.650% due 2/1/28	71,092
149,000	BBB	4.350% due 3/1/29	177,447
400,000	BBB	4.300% due 2/15/30	478,300
50,000	BBB	2.250% due 2/1/32	50,814
490,000	BBB	4.500% due 5/15/35	587,749
30,000	BBB	6.250% due 3/29/41	41,692
70,000	BBB	3.100% due 2/1/43	70,048
655,000	BBB	4.800% due 6/15/44	791,568
335,000	BBB	4.350% due 6/15/45	384,713
194,000	BBB	4.850% due 7/15/45	232,417
1,068,000	BBB	4.750% due 5/15/46	1,286,132
442,000	BBB	5.150% due 11/15/46	556,421
278,000	BBB	4.500% due 3/9/48	328,091
		Corning Inc., Senior Unsecured Notes:
15,000	BBB+	3.700% due 11/15/23	16,051
25,000	BBB+	4.375% due 11/15/57	30,645

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 2.2% — (continued)
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
$184,000	WR(b)	8.500% due 10/15/24(a)(g)	$125,562
605,000	WR(b)	9.750% due 7/15/25(a)(g)	418,418
200,000	BBB	Koninklijke KPN NV, Senior Unsecured Notes, 8.375% due 10/1/30	294,162
145,000	BB	Level 3 Financing Inc., Company Guaranteed Notes, 5.375% due 5/1/25	149,684
		Motorola Solutions Inc., Senior Unsecured Notes:
200,000	BBB-	4.600% due 5/23/29	234,977
105,000	BBB-	2.300% due 11/15/30	104,978
100,000	BBB-	5.500% due 9/1/44	116,799
150,000	BBB-	Qwest Corp., Senior Unsecured Notes, 7.250% due 9/15/25	174,219
		Sprint Capital Corp., Company Guaranteed Notes:
10,000	BB	6.875% due 11/15/28	12,794
160,000	BB	8.750% due 3/15/32	241,830
44,000	BB	Sprint Corp., Company Guaranteed Notes, 7.875% due 9/15/23	51,232
		Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes:
920,938	Baa1(b)	3.360% due 9/20/21(a)	933,154
905,000	Baa1(b)	4.738% due 3/20/25(a)	984,871
500,000	Baa1(b)	5.152% due 3/20/28(a)	589,580
330,000	BBB	Telefonica Emisiones SA, Company Guaranteed Notes, 4.103% due 3/8/27	378,151
		T-Mobile USA Inc.:
		Company Guaranteed Notes:
150,000	BB	6.000% due 3/1/23	150,375
175,000	BB	6.000% due 4/15/24	178,654
63,000	BB	4.500% due 2/1/26	65,086
192,000	BB	4.750% due 2/1/28	207,120
		Senior Secured Notes:
160,000	BBB-	3.500% due 4/15/25(a)	176,947
636,000	BBB-	3.750% due 4/15/27(a)	720,111
174,000	BBB-	2.050% due 2/15/28(a)	178,444
360,000	BBB-	3.875% due 4/15/30(a)	413,093
615,000	BBB-	2.550% due 2/15/31(a)	643,837
350,000	BBB-	4.375% due 4/15/40(a)	419,237
		Verizon Communications Inc., Senior Unsecured Notes:
80,000	BBB+	3.500% due 11/1/24	89,114
100,000	BBB+	3.376% due 2/15/25	112,012
411,000	BBB+	2.625% due 8/15/26	453,378
313,000	BBB+	4.125% due 3/16/27	370,640
240,000	BBB+	3.000% due 3/22/27	268,526
1,018,000	BBB+	4.329% due 9/21/28	1,233,527
141,000	BBB+	4.016% due 12/3/29	169,788
140,000	BBB+	3.150% due 3/22/30	158,689
660,000	BBB+	4.500% due 8/10/33	838,127
140,000	BBB+	4.400% due 11/1/34	174,624
514,000	BBB+	4.272% due 1/15/36	631,390
150,000	BBB+	5.250% due 3/16/37	204,006
100,000	BBB+	4.125% due 8/15/46	124,522
60,000	BBB+	4.862% due 8/21/46	81,143
20,000	BBB+	5.500% due 3/16/47	29,375
150,000	BBB+	4.522% due 9/15/48	197,602
50,000	BBB+	4.000% due 3/22/50	62,940
		Vodafone Group PLC, Senior Unsecured Notes:
205,000	BBB	3.750% due 1/16/24	224,992
68,000	BBB	4.125% due 5/30/25	78,077
330,000	BBB	4.375% due 5/30/28	395,507

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 2.2% — (continued)
$136,000	BBB	4.375% due 2/19/43	$160,081
72,000	BBB	5.250% due 5/30/48	94,627
1,035,000	BBB	4.875% due 6/19/49	1,300,897
120,000	BBB	4.250% due 9/17/50	140,547

		Total Telecommunications	21,946,812

Toys/Games/Hobbies — 0.0%
		Hasbro Inc., Senior Unsecured Notes:
44,000	BBB-	2.600% due 11/19/22	45,466
64,000	BBB-	3.900% due 11/19/29	67,355

		Total Toys/Games/Hobbies	112,821

Transportation — 0.4%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
58,000	A+	4.150% due 4/1/45	73,691
10,000	A+	3.900% due 8/1/46	12,453
20,000	A+	4.125% due 6/15/47	25,313
77,000	BBB+	Canadian Pacific Railway Co., Company Guaranteed Notes, 2.050% due 3/5/30	80,829
		CSX Corp., Senior Unsecured Notes:
240,000	BBB+	2.600% due 11/1/26	262,286
147,000	BBB+	3.250% due 6/1/27	166,257
55,000	BBB+	3.800% due 3/1/28	64,185
20,000	BBB+	6.150% due 5/1/37	28,239
65,000	BBB+	4.300% due 3/1/48	82,754
		FedEx Corp., Company Guaranteed Notes:
314,000	BBB	3.800% due 5/15/25	355,022
28,000	BBB	3.250% due 4/1/26	31,265
43,000	BBB	4.100% due 2/1/45	48,463
62,000	BBB	4.050% due 2/15/48	69,630
		Norfolk Southern Corp., Senior Unsecured Notes:
30,000	BBB+	3.650% due 8/1/25	33,950
16,000	BBB+	2.900% due 6/15/26	17,816
70,000	BBB+	3.150% due 6/1/27	77,721
33,000	BBB+	4.800% due 8/15/43	41,018
95,000	BBB+	4.150% due 2/28/48	119,086
8,000	BBB+	3.400% due 11/1/49	9,008
		Ryder System Inc., Senior Unsecured Notes:
52,000	BBB	2.500% due 9/1/24	55,071
115,000	BBB	4.625% due 6/1/25	133,058
		Union Pacific Corp., Senior Unsecured Notes:
64,000	A-	4.163% due 7/15/22	68,004
50,000	A-	3.750% due 7/15/25	56,979
60,000	A-	2.150% due 2/5/27	64,229
410,000	A-	3.950% due 9/10/28	488,373
19,000	A-	3.799% due 10/1/51	22,995
213,000	A-	3.875% due 2/1/55	258,281
300,000	A-	3.839% due 3/20/60	351,777
160,000	A-	3.750% due 2/5/70	182,514
		United Parcel Service Inc., Senior Unsecured Notes:
274,000	A-	3.400% due 3/15/29	319,031
55,000	A-	2.500% due 9/1/29	60,338

		Total Transportation	3,659,636

Trucking & Leasing — 0.0%
		Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
110,000	BBB	2.700% due 11/1/24(a)	116,543

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Trucking & Leasing — 0.0% — (continued)
$30,000	BBB	4.000% due 7/15/25(a)	$33,730
4,000	BBB	3.400% due 11/15/26(a)	4,399

		Total Trucking & Leasing	154,672

		TOTAL CORPORATE BONDS & NOTES (Cost — $319,247,230)	351,069,343

MORTGAGE-BACKED SECURITIES — 24.6%

FHLMC — 5.3%
		Federal Home Loan Mortgage Corp. (FHLMC):
2,024,250		5.000% due 6/1/21 — 3/1/50	2,240,735
1,790,313		4.500% due 4/1/29 — 3/1/50	1,941,178
401,257		5.500% due 1/1/30 — 2/1/40	459,805
12,606,916		3.000% due 3/1/31 — 9/1/50	13,365,089
3,555,191		2.500% due 9/1/31 — 6/1/40	3,752,072
21,090,338		3.500% due 11/1/33 — 3/1/50	22,781,857
41,503		6.000% due 5/1/38 — 6/1/39	48,194
12,076		7.000% due 3/1/39	14,167
120,909		6.500% due 9/1/39	140,170
6,587,482		4.000% due 9/1/40 — 3/1/50	7,262,906
259,418		2.503% (5-Year CMT Index + 1.285%) due 3/1/47(c)	268,600

		TOTAL FHLMC	52,274,773

FNMA — 14.5%
		Federal National Mortgage Association (FNMA):
160,209		6.000% due 9/1/21 — 10/1/35	178,824
3,022,522		5.000% due 6/1/22 — 3/1/50	3,364,826
1,236,520		5.500% due 3/1/23 — 9/1/56	1,420,656
11,597,824		4.500% due 3/1/24 — 9/1/57	12,721,342
13,423,898		4.000% due 4/1/24 — 6/1/57	14,657,864
24,273,458		3.500% due 11/1/25 — 3/1/57	26,244,576
9,015,155		2.500% due 11/1/27 — 6/1/50	9,496,090
22,517,212		3.000% due 12/1/27 — 6/1/50	24,007,505
1,171,667		3.640% due 3/1/28	1,355,756
78,740		3.160% due 5/1/29	90,792
400,000		2.790% due 8/1/29	452,622
100,000		2.260% due 2/1/30	109,043
100,000		2.300% due 2/1/30	109,545
199,404		2.060% due 3/1/30	216,222
100,000		2.240% due 10/1/31	108,869
100,000		2.320% due 2/1/32	108,741
1,150,000		3.280% due 3/1/33	1,350,807
1,345,938		3.990% due 11/1/33	1,609,930
102,025		3.290% (1-Year USD-LIBOR + 1.540%) due 3/1/34(c)	102,673
333,291		3.360% due 7/1/35	385,202
24,125,000		2.000% due 9/1/35 — 9/1/50(h)	24,948,000
24,839		3.179% (1-Year Treasury Average Rate + 1.865%) due 10/1/35(c)	25,585
23,517		3.197% (1-Year Treasury Average Rate + 1.870%) due 11/1/35(c)	24,229
9,941		3.291% (1-Year Treasury Average Rate + 1.960%) due 11/1/35(c)	10,277
2,115,000		1.500% due 9/1/36(h)	2,165,025
21,482		7.000% due 4/1/37	24,778
43,691		3.015% (1-Year USD-LIBOR + 1.265%) due 5/1/37(c)	44,237
197,516		6.500% due 9/1/37 — 5/1/40	229,664
1,560,000		2.000% due 9/1/40	1,612,922
10,850,000		2.500% due 9/1/50(h)	11,419,625
2,250,000		3.000% due 9/1/50 — 10/1/50(h)	2,367,787

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

FNMA — (continued)
$500,000	4.500% due 9/1/50(h)	$540,098
200,000	5.000% due 9/1/50(h)	219,250

	TOTAL FNMA	141,723,362

GNMA — 4.8%
	Government National Mortgage Association (GNMA):
35,229	6.000% due 12/15/33 — 6/15/37	40,363
360,046	5.000% due 10/15/34 — 9/15/40	404,038
34,359	5.500% due 5/15/37 — 6/15/38	40,055
61,488	6.500% due 1/15/38 — 10/15/38	75,071
94,983	4.500% due 3/15/41	105,692
563,104	4.000% due 6/15/41 — 11/15/45	636,725
265,779	3.000% due 9/15/42 — 10/15/42	280,629
237,412	3.500% due 6/15/48 — 5/15/50	252,606
	Government National Mortgage Association II (GNMA):
133	9.000% due 11/20/21	134
78,128	6.000% due 7/20/37 — 11/20/40	90,981
5,939,149	4.500% due 1/20/40 — 3/20/50	6,449,792
1,863,062	5.000% due 7/20/40 — 1/20/49	2,040,940
8,779,092	4.000% due 11/20/40 — 4/20/50	9,479,664
6,865,547	3.000% due 1/20/43 — 1/20/50	7,207,535
11,484,162	3.500% due 6/20/43 — 2/20/50	12,246,240
2,200,000	2.000% due 9/20/50(h)	2,279,578
5,100,000	2.500% due 9/20/50(h)	5,374,125

	TOTAL GNMA	47,004,168

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $232,415,076)	241,002,303

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 19.2%

U.S. GOVERNMENT AGENCIES — 0.2%
345,000	Federal Home Loan Bank (FHLB), 4.000% due 9/1/28	429,380
	Federal National Mortgage Association (FNMA), Principal Strip:
575,000	zero coupon, due 1/15/30(i)	512,098
595,000	zero coupon, due 5/15/30(i)	527,878
325,000	Residual Funding Corp., Principal Strip, zero coupon, due 1/15/21(i)	324,668

	TOTAL U.S. GOVERNMENT AGENCIES	1,794,024

U.S. GOVERNMENT OBLIGATIONS — 19.0%
	U.S. Treasury Bonds:
1,320,000	1.125% due 8/15/40	1,296,591
690,000	3.750% due 8/15/41	1,010,742
2,270,000	3.125% due 11/15/41	3,059,446
100,000	3.125% due 2/15/43	135,152
502,500	3.625% due 8/15/43	731,510
11,510,000	3.750% due 11/15/43	17,061,327
1,095,000	3.625% due 2/15/44	1,596,604
415,000	3.125% due 8/15/44	563,654
1,375,000	3.000% due 11/15/44	1,833,154
245,000	2.875% due 8/15/45	321,247
2,557,500	3.000% due 11/15/45	3,429,148
358,000	3.000% due 2/15/47	483,678
500,000	2.750% due 8/15/47	648,633
2,120,000	3.000% due 2/15/48	2,880,053
595,000	3.375% due 11/15/48	865,655
4,480,000	2.000% due 2/15/50	5,072,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 19.0% — (continued)
$21,246,000		1.250% due 5/15/50	$20,187,020
4,860,000		1.375% due 8/15/50	4,769,634
2,020,000		U.S. Treasury Strip Principal, zero coupon, due 5/15/49(i)	1,311,427
		U.S. Treasury Inflation Indexed Bonds:
295,334		1.750% due 1/15/28	363,257
992,351		2.125% due 2/15/40	1,533,095
329,616		2.125% due 2/15/41	515,270
707,352		0.750% due 2/15/42	893,891
1,150,386		1.375% due 2/15/44	1,644,567
394,117		0.750% due 2/15/45	504,724
1,272,972		1.000% due 2/15/46	1,728,269
1,149,962		1.000% due 2/15/48	1,605,138
4,630,695		1.000% due 2/15/49	6,528,250
1,961,340		0.250% due 2/15/50	2,338,379
		U.S. Treasury Inflation Indexed Notes:
729,575		0.125% due 4/15/25	784,914
1,353,376		0.125% due 7/15/30	1,526,010
		U.S. Treasury Notes:
16,630,000		0.125% due 6/30/22	16,626,102
13,270,000		0.125% due 7/31/22	13,266,890
3,315,000		0.125% due 5/15/23	3,313,576
2,065,000		0.250% due 6/15/23	2,071,372
620,000		0.125% due 7/15/23	619,709
210,000		1.750% due 7/31/24	222,703
480,000		0.375% due 4/30/25	482,869
9,170,000		0.250% due 5/31/25	9,171,433
12,940,000		0.250% due 6/30/25	12,938,989
8,938,000		0.250% due 7/31/25	8,933,810
8,725,000		0.250% due 8/31/25	8,719,888
3,740,000		0.500% due 6/30/27	3,748,181
4,575,000		0.375% due 7/31/27	4,544,262
2,930,000		0.500% due 8/31/27	2,934,349
720,000		0.625% due 5/15/30	716,119
11,090,000		0.625% due 8/15/30	11,016,356

		TOTAL U.S. GOVERNMENT OBLIGATIONS	186,549,247

		TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $177,992,159)	188,343,271

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7%
2,194,906	BB+	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 0.395% (1-Month USD-LIBOR + 0.220%) due 2/25/37(c)	2,161,379
85,073	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.825% (1-Month USD-LIBOR + 0.650%) due 6/25/29(c)	69,737
1,011,151	CCC	Alternative Loan Trust, Series 2005-56, Class 4A1, 0.485% (1-Month USD-LIBOR + 0.310%) due 11/25/35(c)	959,110
680,000	BBB	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.194% due 6/7/49(a)	591,748
274,927	Aaa(b)	Ascentium Equipment Receivables Trust, Series 2017-2A, Class A3, 2.310% due 12/10/21(a)	276,734
		Asset-Backed Securities Corp. Home Equity Loan Trust:
748,010	CCC	Series 2007-HE1, Class A1B, 0.325% (1-Month USD-LIBOR + 0.150%) due 12/25/36(c)	720,795
1,121,263	CCC	Series 2007-HE1, Class A4, 0.315% (1-Month USD-LIBOR + 0.140%) due 12/25/36(c)	1,072,469
		BAMLL Commercial Mortgage Securities Trust:
480,000	AA-	Series 2015-200P, Class B, 3.490% due 4/14/33(a)	512,567
420,000	AAA(j)	Series 2018-PARK, Class A, 4.227% due 8/10/38(a)(c)	497,136
34,807	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 2.877% due 7/25/34(c)	34,135

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7% — (continued)
$482,438	AAA	Barings CLO Ltd., Series 2013-IA, Class AR, 1.072% (3-Month USD-LIBOR + 0.800%) due 1/20/28(a)(c)	$479,924
285,000	AAA	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430% due 11/5/36(a)	277,494
284,302	NR	BCAP LLC Trust, Series 2015-RR5, Class 1A3, 2.650% due 8/26/36(a)(c)	281,791
178,204	WD(j)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.841% due 5/25/47(c)	171,384
77,703	B	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, 3.659% due 5/25/35(c)	77,116
378,181	CCC	Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(c)	384,246
		Benchmark Mortgage Trust:
285,000	AAA	Series 2018-B1, Class A2, 3.571% due 1/15/51	296,825
348,000	AAA	Series 2019-B13, Class A4, 2.952% due 8/15/57	389,276
583,091	AAA	BlueMountain CLO Ltd., Series 2015-2A, Class A1R, 1.202% (3-Month USD-LIBOR + 0.930%) due 7/18/27(a)(c)	579,729
		BX Commercial Mortgage Trust:
504,000	NR	Series 2018-IND, Class G, 2.212% (1-Month USD-LIBOR + 2.050%) due 11/15/35(a)(c)	499,738
940,000	AAA	Series 2019-IMC, Class A, 1.162% (1-Month USD-LIBOR + 1.000%) due 4/15/34(a)(c)	905,068
2,024,154	AA+	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.454% due 5/10/50(c)(k)	125,670
158,264	AAA	Centex Home Equity Loan Trust, Series 2006-A, Class AV4, 0.425% (1-Month USD-LIBOR + 0.250%) due 6/25/36(c)	158,331
545,000	AA+	CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% due 3/13/35(a)	573,668
63,516	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 3.433% due 2/25/37(c)	62,160
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
518,577	A	Series 2004-2A, Class A1, 0.445% (1-Month USD-LIBOR + 0.270%) due 5/25/35(a)(c)	503,014
1,334,033	CCC	Series 2004-2A, Class B1, 0.698% due 5/25/35(a)(c)	1,002,489
		CIM Trust:
1,400,000	NR	Series 2017-1, Class A3, 3.656% (1-Month USD-LIBOR + 3.500%) due 1/25/57(a)(c)	1,413,579
853,407	NR	Series 2018-R5, Class A1, 3.750% due 7/25/58(a)(c)	866,845
810,824	NR	Series 2018-R6, Class A1, 1.232% (1-Month USD-LIBOR + 1.076%) due 9/25/58(a)(c)	799,640
1,627,369	NR	Series 2019-R4, Class A1, 3.000% due 10/25/59(a)(c)	1,521,321
		Citigroup Commercial Mortgage Trust:
140,000	Aaa(b)	Series 2013-375P, Class A, 3.251% due 5/10/35(a)	146,131
575,000	Aaa(b)	Series 2015-P1, Class A5, 3.717% due 9/15/48	642,448
500,000	Aaa(b)	Series 2016-P5, Class A4, 2.941% due 10/10/49	545,605
355,000	Aaa(b)	Series 2017-P7, Class AAB, 3.509% due 4/14/50	388,078
1,440,000	B3(b)	Series 2019-SST2, Class F, 2.662% (1-Month USD-LIBOR + 2.500%) due 12/15/36(a)(c)	1,373,258
1,651,640	CC	Citigroup Mortgage Loan Trust, Series 2006-AR6, Class 2A4, 0.395% (1-Month USD-LIBOR + 0.220%) due 9/25/36(c)	533,288
		Commercial Mortgage Trust:
190,000	AA-(j)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(c)	200,390
260,000	B-	Series 2013-CR9, Class E, 4.385% due 7/10/45(a)(c)	125,136
534,853	Aaa(b)	Series 2013-CR11, Class A3, 3.983% due 8/10/50	578,353
40,000	Aa3(b)	Series 2013-CR12, Class B, 4.762% due 10/10/46(c)	40,094
20,000	Baa1(b)	Series 2013-CR12, Class C, 5.240% due 10/10/46(c)	19,498
140,000	AAA	Series 2014-CR18, Class A5, 3.828% due 7/15/47	153,390
489,535	AAA	Series 2014-CR18, Class ASB, 3.452% due 7/15/47	506,083
210,000	A-(j)	Series 2014-CR21, Class C, 4.573% due 12/10/47(c)	208,675
345,000	Aaa(b)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	378,282
3,008,975	Aa1(b)	Series 2015-CR25, Class XA, 0.987% due 8/10/48(c)(k)	104,071
175,000	Aaa(b)	Series 2015-CR26, Class A4, 3.630% due 10/10/48	195,574
465,000	Aaa(b)	Series 2018-COR3, Class A3, 4.228% due 5/10/51	552,324
		Countrywide Asset-Backed Certificates:
117,016	CCC	Series 2006-SD3, Class A1, 0.505% (1-Month USD-LIBOR + 0.330%) due 7/25/36(a)(c)	112,136
264,057	AA	Series 2007-13, Class 2A2, 0.975% (1-Month USD-LIBOR + 0.800%) due 10/25/47(c)	257,443

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7% — (continued)
		Countrywide Home Loan Mortgage Pass-Through Trust:
$77,913	WR(b)	Series 2005-11, Class 3A3, 2.640% due 4/25/35(c)	$62,396
63,874	WR(b)	Series 2005-11, Class 6A1, 0.775% (1-Month USD-LIBOR + 0.600%) due 3/25/35(c)	52,506
		Credit Suisse Commercial Mortgage Capital Trust:
1,260,000	CCC	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	711,110
418,382	NR	Series 2015-5R, Class 1A1, 2.243% due 9/27/46(a)(c)	411,833
240,000	Aaa(b)	Series 2017-LSTK, Class A, 2.761% due 4/5/33(a)	239,028
		Credit Suisse Commercial Mortgage Trust:
11,297	Caa3(b)	Series 2006-C3, Class AJ, 6.635% due 6/15/38(c)	5,832
14,773	Caa3(b)	Series 2006-C5, Class AJ, 5.373% due 12/15/39	6,584
		Credit Suisse Mortgage Capital Certificates:
660,000	Aaa(b)	Series 2019-ICE4, Class A, 1.142% (1-Month USD-LIBOR + 0.980%) due 5/15/36(a)(c)	662,665
950,000	B2(b)	Series 2019-ICE4, Class F, 2.812% (1-Month USD-LIBOR + 2.650%) due 5/15/36(a)(c)	930,140
295,000	Aaa(b)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505% due 4/15/50	321,163
1,816,935	AAA(j)	CSMC Trust, Series 2018-J1, Class A2, 3.500% due 2/25/48(a)(c)	1,891,387
870,154	CC	CWABS Revolving Home Equity Loan Trust, Series 2004-B, Class 2A, 0.382% (1-Month USD-LIBOR + 0.220%) due 2/15/29(c)	797,951
390,000	Aaa(b)	DC Office Trust, Series 2019-MTC, Class A, 2.965% due 9/15/45(a)	431,789
47,989	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.961% (1-Month USD-LIBOR + 0.800%) due 11/19/44(c)	43,817
700,000	AAA	Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 1.480% (3-Month USD-LIBOR + 1.200%) due 8/15/30(a)(c)	696,556
975,000	AAA	Eaton Vance CLO Ltd., Series 2013-1A, Class A1RR, 1.435% (3-Month USD-LIBOR + 1.160%) due 1/15/28(a)(c)	973,059
333,113	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 2.725% (1-Month USD-LIBOR + 2.550%) due 9/25/33(c)	335,470
		Federal Home Loan Mortgage Corp. (FHLMC), Interest Strips:
90,915	NR	Series 334, Class S7, 5.938% (6.100% — 1-Month USD-LIBOR) due 8/15/44(k)(l)	20,315
131,841	NR	Series 353, Class S1, 5.838% (6.000% — 1-Month USD-LIBOR) due 12/15/46(k)(l)	28,920
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,053	NR	Series 1865, Class DA, 28.259% (31.310% — 11th District Cost of Funds Index) due 2/15/24(k)(l)	1,835
31,719	NR	Series 3451, Class SB, 5.868% (6.030% — 1-Month USD-LIBOR) due 5/15/38(k)(l)	5,654
69,739	NR	Series 3621, Class SB, 6.068% (6.230% — 1-Month USD-LIBOR) due 1/15/40(k)(l)	14,823
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	653,161
882,704	NR	Series 3866, Class SA, 5.788% (5.950% — 1-Month USD-LIBOR) due 5/15/41(k)(l)	128,433
304,639	NR	Series 3947, Class SG, 5.788% (5.950% — 1-Month USD-LIBOR) due 10/15/41(k)(l)	54,195
24,067	NR	Series 3973, Class SA, 6.328% (6.490% — 1-Month USD-LIBOR) due 12/15/41(k)(l)	5,523
265,126	NR	Series 4203, Class PS, 6.088% (6.250% — 1-Month USD-LIBOR) due 9/15/42(k)(l)	41,810
365,060	NR	Series 4210, Class Z, 3.000% due 5/15/43	369,358
114,718	NR	Series 4239, Class IO, 3.500% due 6/15/27(k)	7,407
320,169	NR	Series 4316, Class XZ, 4.500% due 3/15/44	380,759
86,948	NR	Series 4335, Class SW, 5.838% (6.000% — 1-Month USD-LIBOR) due 5/15/44(k)(l)	17,883
838,354	NR	Series 4639, Class HZ, step bond to yield, 3.250% due 4/15/53	963,588
852,437	NR	Series 4879, Class BC, 3.000% due 4/15/49	878,275
100,000	NR	Series 5010, Class IK, 2.500% due 9/25/50(e)(k)	11,774
200,000	NR	Series 5010, Class JI, 2.500% due 9/25/50(e)(k)	25,642
100,000	NR	Series 5013, Class IN, 2.500% due 9/25/50(e)(k)	11,845
74,151	NR	Series R007, Class ZA, 6.000% due 5/15/36	88,704
		Federal National Mortgage Association (FNMA), ACES:
8,917,190	NR	Series 2013-M7, Class X2, 0.243% due 12/27/22(c)(k)	68,309
4,454,705	NR	Series 2015-M7, Class X2, 0.578% due 12/25/24(c)(k)	78,269
18,227,350	NR	Series 2015-M8, Class X2, 0.230% due 1/25/25(c)(k)	90,577
100,000	NR	Series 2017-M8, Class A2, 3.061% due 5/25/27(c)	111,875
744,000	NR	Series 2018-M14, Class A2, 3.697% due 8/25/28(c)	888,866

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7% — (continued)
$710,000	NR	Series 2019-M1, Class A2, 3.673% due 9/25/28(c)	$833,900
180,000	NR	Series 2019-M4, Class A2, 3.610% due 2/25/31	216,148
330,000	NR	Series 2019-M6, Class A2, 3.450% due 1/1/29	386,345
411,890	NR	Series 2019-M19, Class A2, 2.560% due 9/25/29	456,968
100,000	NR	Series 2019-M27, Class A2, 2.700% due 11/25/40	114,721
436,787	NR	Series 2019-M28, Class AV, 2.232% due 2/25/27	469,513
97,508	NR	Series 2020-M6, Class A, 2.500% due 10/25/37	103,659
814,621	NR	Series 2020-M10, Class X1, 1.923% due 12/25/30(c)(k)	118,819
1,698,036	NR	Series 2020-M10, Class X2, 1.826% due 12/25/30(c)(k)	234,962
655,000	NR	Series 2020-M10, Class X8, 0.776% due 12/25/27(c)(k)	26,739
599,738	NR	Series 2020-M36, Class X1, 1.564% due 9/25/34(c)(k)	66,838
		Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
936,226	Ba1(b)	Series 2017-C03, Class 1M2, 3.175% (1-Month USD-LIBOR + 3.000%) due 10/25/29(a)(c)	949,769
971,448	BB(j)	Series 2017-C07, Class 1M2, 2.575% (1-Month USD-LIBOR + 2.400%) due 5/25/30(a)(c)	965,396
575,711	BB-(j)	Series 2018-C06, Class 1M2, 2.175% (1-Month USD-LIBOR + 2.000%) due 3/25/31(a)(c)	566,436
		Federal National Mortgage Association (FNMA), Grantor Trust:
62,156	NR	Series 2000-T6, Class A3, 4.238% due 11/25/40(c)	63,931
99,690	NR	Series 2017-T1, Class A, 2.898% due 6/25/27	110,225
		Federal National Mortgage Association (FNMA), Interest Strip:
121,781	NR	Series 409, Class C13, 3.500% due 11/25/41(k)	10,912
228,381	NR	Series 409, Class C18, 4.000% due 4/25/42(k)	32,162
30,788	NR	Series 409, Class C22, 4.500% due 11/25/39(k)	4,657
		Federal National Mortgage Association (FNMA), REMICS:
22,655	NR	Series 2004-38, Class FK, 0.525% (1-Month USD-LIBOR + 0.350%) due 5/25/34(c)	22,670
87,959	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	92,835
488,295	NR	Series 2006-51, Class SP, 6.475% (6.650% — 1-Month USD-LIBOR) due 3/25/36(k)(l)	70,717
208,200	NR	Series 2007-68, Class SC, 6.525% (6.700% — 1-Month USD-LIBOR) due 7/25/37(k)(l)	41,056
527,751	NR	Series 2008-18, Class SM, 6.825% (7.000% — 1-Month USD-LIBOR) due 3/25/38(k)(l)	100,930
802,810	NR	Series 2011-8, Class ZA, 4.000% due 2/25/41	879,683
265,046	NR	Series 2011-87, Class SG, 6.375% (6.550% — 1-Month USD-LIBOR) due 4/25/40(k)(l)	30,362
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	920,820
74,087	NR	Series 2012-35, Class SC, 6.325% (6.500% — 1-Month USD-LIBOR) due 4/25/42(k)(l)	15,941
96,312	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	113,582
138,489	NR	Series 2012-51, Class B, 7.000% due 5/25/42	171,556
12,502	NR	Series 2012-70, Class YS, 6.475% (6.650% — 1-Month USD-LIBOR) due 2/25/41(k)(l)	983
117,417	NR	Series 2012-74, Class SA, 6.475% (6.650% — 1-Month USD-LIBOR) due 3/25/42(k)(l)	22,545
19,570	NR	Series 2012-75, Class AO, zero coupon, due 3/25/42(i)	18,694
72,880	NR	Series 2012-101, Class BI, 4.000% due 9/25/27(k)	4,460
127,900	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(k)	4,411
98,823	NR	Series 2012-133, Class CS, 5.975% (6.150% — 1-Month USD-LIBOR) due 12/25/42(k)(l)	18,514
340,694	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	415,426
283,021	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	327,468
83,940	NR	Series 2013-54, Class BS, 5.975% (6.150% — 1-Month USD-LIBOR) due 6/25/43(k)(l)	20,188
238,543	NR	Series 2016-60, Class QS, 5.925% (6.100% — 1-Month USD-LIBOR) due 9/25/46(k)(l)	48,441
603,332	NR	Series 2018-55, Class PA, 3.500% due 1/25/47	625,809
552,217	NR	Series 2018-57, Class QA, 3.500% due 5/25/46	574,379
428,999	NR	Series 2018-94, Class KD, 3.500% due 12/25/48	453,858
100,334	NR	Series 2020-47, Class GZ, 2.000% due 7/25/50	100,627
199,386	NR	Series 2020-56, Class DI, 2.500% due 8/25/50(k)	27,274
		FHLMC Multifamily Structured Pass-Through Certificates:
219,639	AAA(j)	Series K016, Class X1, 1.638% due 10/25/21(c)(k)	2,801
6,000	AAA(j)	Series K078, Class A2, 3.854% due 6/25/28	7,227
185,000	AAA(j)	Series K082, Class A2, 3.920% due 9/25/28(c)	225,156
365,000	AAA(j)	Series K083, Class A2, 4.050% due 9/25/28(c)	449,161
382,000	Aaa(b)	Series K084, Class A2, 3.780% due 10/25/28(c)	460,321

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7% — (continued)
$281,000	Aaa(b)	Series K085, Class A2, 4.060% due 10/25/28(c)	$344,186
236,000	AAA	Series K087, Class A2, 3.771% due 12/25/28	285,016
150,000	AAA	Series K091, Class A2, 3.505% due 3/25/29	178,841
1,088,494	AAA(j)	Series K099, Class X1, 1.006% due 9/25/29(c)(k)	75,745
555,000	NR	Series K158, Class A3, 3.900% due 10/25/33(c)	701,886
1,999,422	AAA(j)	Series K736, Class X1, 1.437% due 7/25/26(c)(k)	128,765
284,992	NR	Series KIR2, Class A1, 2.748% due 3/25/27	302,888
843,780	NR	Series Q006, Class APT2, 2.553% due 9/25/26(c)	890,213
		FHLMC Structured Agency Credit Risk Debt Notes:
378,078	Baa1(b)	Series 2016-DNA1, Class M3, 5.725% (1-Month USD-LIBOR + 5.550%) due 7/25/28(c)	403,167
655,000	BBB(j)	Series 2017-DNA2, Class M2, 3.625% (1-Month USD-LIBOR + 3.450%) due 10/25/29(c)	676,949
254,149	BB(j)	Series 2017-HRP1, Class M2, 2.625% (1-Month USD-LIBOR + 2.450%) due 12/25/42(c)	242,790
1,454,225	CC	First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 0.415% (1-Month USD-LIBOR + 0.240%) due 10/25/36(c)	1,138,204
250,004	AAA	Flagship CLO VIII Ltd., Series 2014-8A, Class ARR, 1.121% (3-Month USD-LIBOR + 0.850%) due 1/16/26(a)(c)	249,530
		Ford Credit Floorplan Master Owner Trust A:
1,370,000	AAA	Series 2018-3, Class A1, 3.520% due 10/15/23	1,417,236
170,000	Aaa(b)	Series 2019-2, Class A, 3.060% due 4/15/26	184,297
580,000	AAA	Series 2019-4, Class A, 2.440% due 9/15/26	620,095
905,784	AA+	Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.401% due 12/13/28(a)	906,923
773,145	NR	FREMF Mortgage Trust, Series 2019-KF58, Class B, 2.305% (1-Month USD-LIBOR + 2.150%) due 1/25/26(a)(c)	736,239
200,949	NR	FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500% due 1/25/39(c)	215,576
		Government National Mortgage Association (GNMA):
433,869	NR	Series 2007-51, Class SG, 6.422% (6.580% — 1-Month USD-LIBOR) due 8/20/37(k)(l)	71,451
1,313,690	NR	Series 2008-51, Class GS, 6.068% (6.230% — 1-Month USD-LIBOR) due 6/16/38(k)(l)	291,192
1,580	NR	Series 2010-31, Class GS, 6.342% (6.500% — 1-Month USD-LIBOR) due 3/20/39(k)(l)	14
39,257	NR	Series 2010-85, Class HS, 6.492% (6.650% — 1-Month USD-LIBOR) due 1/20/40(k)(l)	3,402
277,066	NR	Series 2012-H27, Class AI, 1.749% due 10/20/62(c)(k)	14,773
202,383	NR	Series 2013-53, Class OI, 3.500% due 4/20/43(k)	20,691
2,374,787	NR	Series 2013-85, Class IA, 0.691% due 3/16/47(c)(k)	67,388
174,994	NR	Series 2013-107, Class AD, 2.693% due 11/16/47(c)	185,656
1,331,311	NR	Series 2014-105, Class IO, 0.901% due 6/16/54(c)(k)	49,876
1,596,997	NR	Series 2014-H20, Class FA, 0.594% (1-Month USD-LIBOR + 0.430%) due 10/20/64(c)	1,596,311
86,376	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(k)	13,730
315,391	NR	Series 2015-167, Class SA, 6.092% (6.250% — 1-Month USD-LIBOR) due 11/20/45(k)(l)	60,425
88,858	NR	Series 2016-84, Class IG, 4.500% due 11/16/45(k)	16,005
72,898	NR	Series 2016-135, Class SB, 5.938% (6.100% — 1-Month USD-LIBOR) due 10/16/46(k)(l)	20,391
136,518	NR	Series 2017-187, Class SJ, 6.042% (6.200% — 1-Month USD-LIBOR) due 12/20/47(k)(l)	27,106
730,969	NR	Series 2017-H22, Class IC, 2.119% due 11/20/67(c)(k)	74,327
209,875	NR	Series 2018-124, Class NW, 3.500% due 9/20/48	227,014
69,162	NR	Series 2018-130, Class A, 3.250% due 5/16/59	72,107
759,423	NR	Series 2019-12, Class QA, 3.500% due 9/20/48	799,622
938,060	NR	Series 2019-86, Class C, 2.500% due 3/20/49	978,099
551,811	NR	Series 2019-119, Class JE, 3.000% due 9/20/49	572,330
157,570	NR	Series 2019-123, Class A, 3.000% due 10/20/49	166,873
393,317	NR	Series 2020-47, Class MI, 3.500% due 4/20/50(k)	66,997
98,360	NR	Series 2020-47, Class NI, 3.500% due 4/20/50(k)	17,275
100,000	NR	Series 2020-123, Class IL, 2.500% due 8/20/50(e)(k)	13,550
300,000	NR	Series 2020-123, Class NI, 2.500% due 8/20/50(e)(k)	41,359
300,441	NR	Series 2020-H09, Class FL, 1.308% (1-Month USD-LIBOR + 1.150%) due 5/20/70(c)	314,730
100,053	NR	Series 2020-H12, Class F, 0.658% (1-Month USD-LIBOR + 0.500%) due 7/20/70(c)	100,158
400,000	NR	Series 2020-H13, Class FA, 0.611% (1-Month USD-LIBOR + 0.450%) due 7/20/70(c)(e)	399,375
100,000	NR	Series 2020-H13, Class FC, 0.605% (1-Month USD-LIBOR + 0.450%) due 7/20/70(c)(e)	99,844

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7% — (continued)
$710,000	AA-	GS Mortgage Securities Corp. II, Series 2018-SRP5, Class A, 1.462% (1-Month USD-LIBOR + 1.300%) due 9/15/31(a)(c)	$658,259
		Harborview Mortgage Loan Trust:
106,323	AA+	Series 2004-5, Class 2A6, 2.995% due 6/19/34(c)	108,014
43,827	WD(j)	Series 2006-2, Class 1A, 3.347% due 2/25/36(c)	22,484
912,554	Caa2(b)	Series 2006-10, Class 1A1A, 0.361% (1-Month USD-LIBOR + 0.200%) due 11/19/36(c)	795,433
83,921	AA	Impac CMB Trust, Series 2007-A, Class A, 0.675% (1-Month USD-LIBOR + 0.500%) due 5/25/37(a)(c)	81,719
710,000	AAA(j)	Independence Plaza Trust, Series 2018-INDP, Class A, 3.763% due 7/10/35(a)	757,828
38,018	Caa2(b)	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 3.234% due 9/25/35(c)	36,149
1,393,448	CCC	IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.475% (1-Month USD-LIBOR + 0.300%) due 7/25/35(c)	1,288,861
1,005,497	CC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.335% (1-Month USD-LIBOR + 0.160%) due 8/25/36(c)	393,154
		JP Morgan Chase Commercial Mortgage Securities Trust:
350,000	Aaa(b)	Series 2016-NINE, Class A, 2.949% due 9/6/38(a)(c)	378,687
1,710,000	Caa1(b)	Series 2018-PHH, Class F, 4.510% (1-Month USD-LIBOR + 3.010%) due 6/15/35(a)(c)(f)	1,276,003
365,000	Aaa(b)	Series 2019-OSB, Class A, 3.397% due 6/5/39(a)	416,525
1,350,000	CCC	JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 0.565% (1-Month USD-LIBOR + 0.390%) due 5/25/35(c)	1,333,407
		JP Morgan Mortgage Trust:
176,363	Aaa(b)	Series 2017-1, Class A4, 3.500% due 1/25/47(a)(c)	177,935
155,696	Aaa(b)	Series 2017-2, Class A6, 3.000% due 5/25/47(a)(c)	157,457
806,832	AA+	Series 2018-3, Class A1, 3.500% due 9/25/48(a)(c)	829,551
287,993	AA+	Series 2018-4, Class A1, 3.500% due 10/25/48(a)(c)	296,058
714,183	AA+	Series 2018-5, Class A1, 3.500% due 10/25/48(a)(c)	736,270
253,435	AAA	Series 2019-1, Class A11, 1.125% (1-Month USD-LIBOR + 0.950%) due 5/25/49(a)(c)	253,786
		JPMBB Commercial Mortgage Securities Trust:
40,000	Aa3(b)	Series 2013-C17, Class B, 5.054% due 1/15/47(c)	42,655
350,000	BB(j)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(c)	204,983
399,281	Aaa(b)	JPMCC Commercial Mortgage Securities Trust, Series 2019-BOLT, Class A, 1.312% (1-Month USD-LIBOR + 1.150%) due 7/15/34(a)(c)	380,192
190,000	Aaa(b)	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% due 10/15/50	215,288
		JPMorgan Chase Commercial Mortgage Securities Trust:
175,000	Aaa(b)	Series 2011-C5, Class AS, 5.605% due 8/15/46(a)(c)	180,020
370,000	Aa1(b)	Series 2011-C5, Class B, 5.605% due 8/15/46(a)(c)	369,587
460,000	AA	Series 2012-HSBC, Class C, 4.021% due 7/5/32(a)	475,122
141,470	Aaa(b)	JPMorgan Trust, Series 2015-5, Class A9, 2.652% due 5/25/45(a)(c)	145,137
895,084	NR	Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, step bond to yield, 3.200% due 5/25/59(a)	891,909
37,523	Ca(b)	Lehman XS Trust, Series 2005-7N, Class 1A1B, 0.775% (1-Month USD-LIBOR + 0.600%) due 12/25/35(c)	29,006
700,000	Aaa(b)	Magnetite XVIII Ltd., Series 2016-18A, Class AR, 1.360% (3-Month USD-LIBOR + 1.080%) due 11/15/28(a)(c)	697,025
244,285	A+	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 3.117% due 10/25/32(c)	242,408
266,585	CC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.425% (1-Month USD-LIBOR + 0.250%) due 7/25/37(c)	177,805
14,010	A+	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, 3.670% due 5/25/34(c)	13,518
408,940	AA+	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	438,824
500,000	AAA(j)	MKT 2020-525M Mortgage Trust, Series 2020-525M, Class A, 2.694% due 2/12/40(a)	543,697
		ML-CFC Commercial Mortgage Trust:
54,000	Caa2(b)	Series 2007-5, Class AJ, 5.450% due 8/12/48(c)	31,864
38,277	WD(j)	Series 2007-9, Class AJ, 4.893% due 9/12/49(c)	14,690

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7% — (continued)
$500,000	Aaa(b)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.039% due 11/15/46(m)	$541,338
1,070,911	NR	Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 2A, 3.000% due 7/26/48(a)(c)(m)	1,081,594
390,000	Aaa(b)	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class A, 2.966% due 12/15/38(a)	408,436
		New Residential Mortgage Loan Trust:
264,918	AAA	Series 2016-4A, Class A1, 3.750% due 11/25/56(a)(c)	286,215
877,931	Aaa(b)	Series 2019-6A, Class A1B, 3.500% due 9/25/59(a)(c)	927,174
500,000	Aaa(b)	One Bryant Park Trust, Series 2019-OBP, Class A, 2.516% due 9/15/54(a)	536,777
707,592	BBB-	Option One Mortgage Loan Trust, Series 2004-3, Class M1, 0.955% (1-Month USD-LIBOR + 0.780%) due 11/25/34(c)	700,407
		PFS Financing Corp.:
1,230,000	AAA	Series 2019-B, Class A, 0.712% (1-Month USD-LIBOR + 0.550%) due 9/15/23(a)(c)	1,231,875
400,000	AAA	Series 2020-E, Class A, 1.000% due 10/15/25(a)	402,532
		PMT Credit Risk Transfer Trust:
786,770	NR	Series 2019-2R, Class A, 2.920% (1-Month USD-LIBOR + 2.750%) due 5/27/23(a)(c)	742,760
626,245	NR	Series 2019-3R, Class A, 2.870% (1-Month USD-LIBOR + 2.700%) due 10/27/22(a)(c)	604,506
276,083	AAA	Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A4, 0.425% (1-Month USD-LIBOR + 0.250%) due 7/25/36(c)	275,665
		Prime Mortgage Trust:
14,387	WR(b)	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	14,411
796,500	WR(b)	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	663,557
915,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/15/32(a)(c)	931,591
173,468	Caa2(b)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	179,041
		SBA Small Business Investment Cos.:
617,727	NR	Series 2018-10B, Class 1, 3.548% due 9/10/28	663,926
361,179	NR	Series 2019-10A, Class 1, 3.113% due 3/10/29	386,123
		Seasoned Credit Risk Transfer Trust:
169,849	NR	Series 2018-2, Class MA, 3.500% due 11/25/57	182,749
790,000	B-(j)	Series 2019-1, Class M, 4.750% due 7/25/58(a)(c)	769,105
452,660	NR	Series 2019-2, Class MA, 3.500% due 8/25/58	490,604
1,052,484	AA-	Sequoia Mortgage Trust, Series 2003-1, Class 1A, 0.918% (1-Month USD-LIBOR + 0.760%) due 4/20/33(c)	1,035,451
719,872	A	Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 0.975% (1-Month USD-LIBOR + 0.800%) due 7/25/34(c)	703,798
83,293	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 0.411% (1-Month USD-LIBOR + 0.250%) due 7/19/35(c)	80,988
99,192	CCC	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 0.525% (1-Month USD-LIBOR + 0.350%) due 6/25/35(a)(c)	85,909
412,810	NR	Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.610% due 2/1/55(a)	430,961
81,008	AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 0.904% (1-Month USD-LIBOR + 0.750%) due 11/11/34(a)(c)	77,734
167,111	Aaa(b)	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250% due 4/25/56(a)(c)	169,883
211,000	Aaa(b)	UBS Commercial Mortgage Trust, Series 2019-C18, Class A4, 3.035% due 12/15/52	236,539
114,430	NR	United States Small Business Administration, Series 2019-20D, Class 1, 2.980% due 4/1/39	121,663
801,900	A-	Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, 3.188% due 7/15/44(a)	818,432
530,000	AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(a)	547,247
		WaMu Mortgage Pass-Through Certificates Trust:
213,748	BB-	Series 2005-AR4, Class A5, 3.552% due 4/25/35(c)	210,774
1,149,260	A-	Series 2005-AR19, Class A1B3, 0.525% (1-Month USD-LIBOR + 0.350%) due 12/25/45(c)	1,127,819
855,922	CCC	Series 2006-AR3, Class A1A, 2.171% (1-Year Treasury Average Rate + 1.000%) due 2/25/46(c)	831,783
390,931	Ca(b)	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2007-OA2, Class 2A, 1.871% (1-Year Treasury Average Rate + 0.700%) due 1/25/47(c)	331,544

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7% — (continued)
			Wells Fargo Commercial Mortgage Trust:
$120,000		Aa3(b)	Series 2013-LC12, Class B, 4.411% due 7/15/46(c)	$112,729
1,000,000		Aa2(b)	Series 2015-C28, Class AS, 3.872% due 5/15/48(c)	1,095,881
150,000		Aaa(b)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	162,589
500,000		AAA	Series 2016-BNK1, Class ASB, 2.514% due 8/15/49	523,399
11,646,103		Aaa(b)	Series 2018-C43, Class XA, 0.833% due 3/15/51(c)(k)	492,398
250,000		Aaa(b)	Series 2018-C44, Class A4, 3.948% due 5/15/51	292,203
3,597,356		Aaa(b)	Series 2019-C52, Class XA, 1.766% due 8/15/52(c)(k)	396,451
385,000		AAA	Series 2019-C54, Class A4, 3.146% due 12/15/52	436,327
571,546		Aaa(b)	Wells Fargo Mortgage-Backed Securities Trust, Series 2019-4, Class A2, 3.000% due 9/25/49(a)(c)	595,078
			WF-RBS Commercial Mortgage Trust:
162,559		Aaa(b)	Series 2011-C2, Class A4, 4.869% due 2/15/44(a)(c)	164,009
1,615,424		Aaa(b)	Series 2012-C7, Class XA, 1.473% due 6/15/45(a)(c)(k)	25,025
145,000		Aaa(b)	Series 2013-C14, Class A4, 3.073% due 6/15/46	152,119

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $108,075,746)	105,297,502

SOVEREIGN BONDS — 3.4%

Argentina — 0.1%
1,910,000		D	Argentine Republic Government International Bonds, 5.625% due 1/26/22	916,800

Brazil — 0.4%
656,000	BRL	BB-	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 8/15/50	532,324
			Brazil Notas do Tesouro Nacional Serie F:
5,296,000	BRL	BB-	10.000% due 1/1/21	1,007,046
1,224,000	BRL	BB-	10.000% due 1/1/27	265,173
			Brazilian Government International Bonds:
280,000		BB-	4.875% due 1/22/21	284,952
300,000		BB-	4.625% due 1/13/28	332,005
1,280,000		BB-	5.000% due 1/27/45	1,343,738

			Total Brazil	3,765,238

Canada — 0.0%
152,000		A+	Province of Manitoba Canada, 3.050% due 5/14/24	165,892

Chile — 0.0%
100,000		A+	Chile Government International Bonds, 3.240% due 2/6/28	111,734

Colombia — 0.2%
			Colombia Government International Bonds:
220,000		BBB-	8.125% due 5/21/24	268,102
280,000		BBB-	3.875% due 4/25/27	305,919
785,000		BBB-	3.000% due 1/30/30	810,022
200,000		BBB-	5.000% due 6/15/45	240,250

			Total Colombia	1,624,293

Dominican Republic — 0.0%
200,000		BB-	Dominican Republic International Bonds, 4.500% due 1/30/30(a)	199,000

Egypt — 0.0%
230,000		B	Egypt Government International Bonds, 5.577% due 2/21/23(a)	238,216

Indonesia — 0.3%
			Indonesia Government International Bonds:
1,400,000		BBB	3.750% due 4/25/22	1,461,173
290,000		Baa2(b)	3.500% due 1/11/28	319,767
80,000		BBB	4.100% due 4/24/28	91,446

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Indonesia — 0.3% — (continued)
$225,000		BBB	2.850% due 2/14/30	$237,895
330,000		Baa2(b)	4.350% due 1/11/48	392,522

			Total Indonesia	2,502,803

Israel — 0.0%
200,000		AA-	Israel Government International Bonds, 2.750% due 7/3/30	220,894

Kuwait — 0.0%
360,000		AA-	Kuwait International Government Bonds, 3.500% due 3/20/27(a)	408,150

Mexico — 1.0%
			Mexican Bonos:
15,120,000	MXN	BBB+	10.000% due 12/5/24	822,894
22,540,000	MXN	BBB+	8.500% due 5/31/29	1,217,996
13,345,700	MXN	BBB+	7.750% due 11/13/42	667,538
84,090,000	MXN	Baa1(b)	8.000% due 11/7/47	4,292,689
			Mexico Government International Bonds:
174,000		BBB	3.625% due 3/15/22	182,700
44,000		BBB	4.000% due 10/2/23	48,030
200,000		BBB	4.150% due 3/28/27	222,975
323,000		BBB	3.750% due 1/11/28	349,352
572,000		BBB	4.500% due 4/22/29	646,002
1,190,000		BBB	3.250% due 4/16/30	1,235,744
210,000		BBB	4.750% due 3/8/44	236,417

			Total Mexico	9,922,337

Nigeria — 0.0%
260,000		B-	Nigeria Government International Bonds, 7.143% due 2/23/30(a)	263,385

Panama — 0.1%
			Panama Government International Bonds:
200,000		BBB+	4.000% due 9/22/24	220,502
210,000		BBB+	3.875% due 3/17/28	239,369
400,000		BBB+	3.160% due 1/23/30	436,450

			Total Panama	896,321

Peru — 0.1%
			Peruvian Government International Bonds:
425,000		BBB+	4.125% due 8/25/27	496,638
210,000		BBB+	2.783% due 1/23/31	229,215
70,000		BBB+	6.550% due 3/14/37	109,081
160,000		BBB+	5.625% due 11/18/50	265,327

			Total Peru	1,100,261

Philippines — 0.1%
400,000		BBB+	Philippine Government International Bonds, 3.000% due 2/1/28	436,814

Poland — 0.1%
710,000		A-	Poland Government International Bonds, 4.000% due 1/22/24	793,468

Qatar — 0.2%
			Qatar Government International Bonds:
200,000		AA-	4.500% due 4/23/28	240,390
250,000		AA-	4.000% due 3/14/29(a)	293,449
820,000		AA-	4.817% due 3/14/49(a)	1,124,065

			Total Qatar	1,657,904

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Russia — 0.5%
			Russian Federal Bonds — OFZ:
6,950,000	RUB	NR	7.750% due 9/16/26	$105,216
146,093,000	RUB	BBB	7.050% due 1/19/28	2,129,577
128,030,000	RUB	BBB(j)	6.900% due 5/23/29	1,848,688
49,650,000	RUB	NR	7.700% due 3/16/39	773,542
$200,000		BBB(j)	Russian Foreign Bonds — Eurobonds, 4.750% due 5/27/26	230,577

			Total Russia	5,087,600

Saudi Arabia — 0.1%
			Saudi Government International Bonds:
200,000		A1(b)	3.625% due 3/4/28	222,168
200,000		A1(b)	3.750% due 1/21/55(a)	217,900

			Total Saudi Arabia	440,068

South Africa — 0.0%
400,000		BB-	Republic of South Africa Government International Bonds, 4.300% due 10/12/28	384,872

United Arab Emirates — 0.1%
			Abu Dhabi Government International Bonds:
400,000		AA	2.500% due 10/11/22(a)	414,916
200,000		AA	2.500% due 9/30/29	214,992
590,000		AA	3.875% due 4/16/50(a)	721,043

			Total United Arab Emirates	1,350,951

Uruguay — 0.1%
			Uruguay Government International Bonds:
70,000		BBB	4.500% due 8/14/24	77,290
549,330		BBB	4.375% due 10/27/27	641,101

			Total Uruguay	718,391

			TOTAL SOVEREIGN BONDS (Cost — $34,011,805)	33,205,392

SENIOR LOANS — 1.4%
239,600		NR	1011778 B.C. Unlimited Liability Company , (Restricted, cost — $234,425, acquired 8/12/20), 1.906% (1-Month USD-LIBOR + 1.750%) due 11/19/26(n)	231,214
342,073		NR	Allied Universal Holdco LLC , (Restricted, cost — $342,867, acquired 2/19/20), 4.406% (1-Month USD-LIBOR + 4.250%) due 7/10/26(n)	340,192
157,576		NR	Alterra Mountain Co., (Restricted, cost — $157,321, acquired 3/27/19), 2.906% (1-Month USD-LIBOR + 2.750%) due 7/31/24(n)	152,184
10,000		NR	AmWINS Group Inc., (Restricted, cost — $9,963, acquired 8/12/20) due 1/25/24(n)(o)	9,948
331,669		NR	Aramark Intermediate HoldCo Corp., (Restricted, cost — $333,704, acquired 12/13/19), 1.911% (1-Month USD-LIBOR + 1.750%) due 1/15/27(n)	317,697
177,884		NR	Asurion LLC, (Restricted, cost — $177,542, acquired 11/20/19), 3.156% (1-Month USD-LIBOR + 3.000%) due 11/3/24(n)	175,086
388,396		NR	Asurion LLC, (Restricted, cost — $388,795, acquired 4/10/19), 3.156% (1-Month USD-LIBOR + 3.000%) due 8/4/22(n)	384,834
89,527		NR	Asurion LLC, (Restricted, cost — $89,527, acquired 2/26/20), 3.156% (1-Month USD-LIBOR + 3.000%) due 11/3/23(n)	88,147
545,364		NR	athenahealth Inc., (Restricted, cost — $545,622, acquired 1/9/20), 4.818% (3-Month USD-LIBOR + 4.500%) due 2/11/26(n)	542,299
49,250		NR	Atlantic Aviation FBO Inc., (Restricted, cost — $48,879, acquired 11/30/18), 3.920% (1-Month USD-LIBOR + 3.750%) due 12/6/25(n)	48,450
280,000		NR	Bausch Health Cos., Inc., (Restricted, cost — $275,930, acquired 6/23/20), 2.933% (1-Month USD-LIBOR + 2.750%) due 11/27/25(n)	275,050
66,269		NR	Bausch Health Cos., Inc., (Restricted, cost — $66,683, acquired 4/17/19), 3.183% (1-Month USD-LIBOR + 3.000%) due 6/2/25(n)	65,317

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.4% — (continued)
$244,936	NR	Berry Global Inc., (Restricted, cost — $244,131, acquired 10/15/19), 2.155% (1-Month USD-LIBOR + 2.000%) due 10/1/22(n)	$242,303
10,000	NR	BJ’s Wholesale Club Inc., (Restricted, cost — $9,950, acquired 8/12/20) due 2/3/24(n)(o)	9,930
159,042	NR	Brookfield WEC Holdings Inc., (Restricted, cost — $159,719, acquired 1/24/20), 3.750% (1-Month USD-LIBOR + 3.000%) due 8/1/25(n)	156,783
220,000	NR	Caesars Resort Collection LLC, (Restricted, cost — $213,629, acquired 6/19/20), 4.726% (1-Month USD-LIBOR + 4.500%/3-Month USD-LIBOR + 4.500%) due 7/21/25(n)	213,916
97,419	NR	Caesars Resort Collection LLC, (Restricted, cost — $97,723, acquired 4/17/19), 2.906% (1-Month USD-LIBOR + 2.750%) due 12/23/24(n)	91,838
273,186	NR	Change Healthcare Holdings LLC, (Restricted, cost — $272,721, acquired 2/18/20), 3.500% (1-Month USD-LIBOR + 2.500%/3-Month USD-LIBOR + 2.500%) due 3/1/24(n)	268,709
208,947	NR	Charter Communications Operating LLC, (Restricted, cost — $209,600, acquired 2/7/20), 1.910% (1-Month USD-LIBOR + 1.750%) due 2/1/27(n)	205,503
348,781	NR	Charter Communications Operating LLC, (Restricted, cost — $349,726, acquired 10/24/19), 1.910% (1-Month USD-LIBOR + 1.750%) due 4/30/25(n)	343,738
59,700	NR	Citadel Securities LP, (Restricted, cost — $59,563, acquired 2/27/20), 2.906% (1-Month USD-LIBOR + 2.750%) due 2/27/26(n)	59,377
90,222	NR	CityCenter Holdings LLC, (Restricted, cost — $90,291, acquired 2/20/20), 3.000% (1-Month USD-LIBOR + 2.250%) due 4/18/24(n)	85,815
238,200	NR	Clarios Global LP, (Restricted, cost — $236,308, acquired 3/18/19), 3.658% (1-Month USD-LIBOR + 3.500%) due 4/30/26(n)	234,180
369,075	NR	DCert Buyer Inc., (Restricted, cost — $369,386, acquired 8/8/19), 4.156% (1-Month USD-LIBOR + 4.000%) due 10/16/26(n)	365,578
290,843	NR	Dell International LLC, (Restricted, cost — $280,371, acquired 10/18/17), 2.750% (1-Month USD-LIBOR + 2.000%) due 9/19/25(n)	289,339
320,000	NR	Delta Air Lines Inc., (Restricted, cost — $316,379, acquired 4/27/20), 5.750% (3-Month USD-LIBOR + 4.750%) due 4/29/23(n)	319,771
9,626	NR	Diamond Sports Group LLC, (Restricted, cost — $9,585, acquired 7/18/19), 3.410% (1-Month USD-LIBOR + 3.250%) due 8/24/26(n)	8,170
175,822	NR	Edelman Financial Center LLC, (Restricted, cost — $176,308, acquired 4/22/19), 3.170% (1-Month USD-LIBOR + 3.000%) due 7/21/25(n)	170,909
410,000	NR	Elanco Animal Health Incorporated, (Restricted, cost — $411,741, acquired 2/5/20), 1.906% (3-Month USD-LIBOR + 1.750%) due 8/1/27(n)	402,612
88,966	NR	EyeCare Partners LLC, (Restricted, cost — $88,882, acquired 2/18/20), 4.822% (3-Month USD-LIBOR + 3.750%) due 2/18/27(n)	83,364
20,000	NR	FinCo I LLC, (Restricted, cost — $19,852, acquired 8/12/20) due 12/27/22(n)(o)	19,850
69,126	NR	First Eagle Holdings Inc., (Restricted, cost — $69,299, acquired 4/5/19), 2.808% (3-Month USD-LIBOR + 2.500%) due 2/1/27(n)	67,608
218,532	NR	Focus Financial Partners LLC, (Restricted, cost — $219,127, acquired 2/18/20), 2.156% (1-Month USD-LIBOR + 2.000%) due 7/3/24(n)	213,957
20,000	NR	Formula One Management Ltd., (Restricted, cost — $19,554, acquired 8/12/20) due 2/1/24(n)(o)	19,494
29,769	NR	Four Seasons Holdings Inc., (Restricted, cost — $29,955, acquired 11/21/19), 2.156% (1-Month USD-LIBOR + 2.000%) due 11/30/23(n)	29,022
160,000	NR	Froneri International Ltd., (Restricted, cost — $160,304, acquired 2/18/20), 2.406% (1-Month USD-LIBOR + 2.250%) due 1/29/27(n)	154,471
75,577	NR	Garda World Security Corp., (Restricted, cost — $74,245, acquired 10/24/19), 4.930% (1-Month USD-LIBOR + 4.750%) due 10/30/26(n)	75,558
219,697	NR	Golden Nugget Inc., (Restricted, cost — $219,796, acquired 1/31/20), 3.250% (1-Month USD-LIBOR + 2.500%/2-Month USD-LIBOR + 2.500%) due 10/4/23(n)	197,494
27,083	NR	HCA Inc., (Restricted, cost — $27,286, acquired 10/19/17), 1.906% (1-Month USD-LIBOR + 1.750%) due 3/13/25(n)	26,944
431,964	NR	Hilton Worldwide Finance LLC, (Restricted, cost — $431,973, acquired 8/18/16), 1.925% (1-Month USD-LIBOR + 1.750%) due 6/22/26(n)	417,295

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.4% — (continued)
$147,637	NR	iHeartCommunications Inc., (Restricted, cost — $147,637, acquired 1/29/20), 3.156% (1-Month USD-LIBOR + 3.000%) due 5/1/26(n)	$140,465
89,062	NR	Jaguar Holding Company I LLC, (Restricted, cost — $89,285, acquired 9/11/19), 3.500% (1-Month USD-LIBOR + 2.500%) due 8/18/22(n)	89,007
187,625	NR	Jane Street Group LLC, (Restricted, cost — $187,356, acquired 4/12/19), 3.156% (1-Month USD-LIBOR + 3.000%) due 1/31/25(n)	185,573
242,876	NR	Level 3 Financing Inc., (Restricted, cost — $242,511, acquired 4/17/19), 1.906% (1-Month USD-LIBOR + 1.750%) due 3/1/27(n)	235,793
247,730	NR	LifePoint Health Inc., (Restricted, cost — $245,609, acquired 8/16/19), 3.906% (1-Month USD-LIBOR + 3.750%) due 11/16/25(n)	243,484
216,253	NR	McAfee LLC, (Restricted, cost — $216,253, acquired 8/13/19), 3.906% (1-Month USD-LIBOR + 3.750%) due 9/30/24(n)	214,767
96,409	NR	Michaels Stores Inc., (Restricted, cost — $97,132, acquired 9/28/16), 3.534% (1-Month USD-LIBOR + 2.500%/3-Month USD-LIBOR + 2.500%) due 1/30/23(n)	92,938
344,942	NR	MPH Acquisition Holdings LLC, (Restricted, cost — $344,732, acquired 10/13/17), 3.750% (3-Month USD-LIBOR + 2.500%) due 6/7/23(n)	342,293
512,393	NR	Nexstar Broadcasting Inc., (Restricted, cost — $511,040, acquired 8/16/19), 2.906% (1-Month USD-LIBOR + 2.750%) due 9/18/26(n)	504,387
131,077	NR	Numericable U.S. LLC, (Restricted, cost — $130,863, acquired 10/6/17), 3.804% (1-Month USD-LIBOR + 3.688%) due 1/31/26(n)	129,056
199,000	NR	Option Care Health Inc., (Restricted, cost — $197,531, acquired 5/22/19), 4.656% (1-Month USD-LIBOR + 4.500%) due 8/6/26(n)	198,585
71,731	NR	Party City Holdings Inc., (Restricted, cost — $71,970, acquired 2/16/18), 3.250% (1-Month USD-LIBOR + 2.500%/3-Month USD-LIBOR + 2.500%) due 8/19/22(n)	50,948
122,958	NR	PCI Gaming Authority, (Restricted, cost — $123,118, acquired 5/15/19), 2.656% (1-Month USD-LIBOR + 2.500%) due 5/29/26(n)	119,542
383,156	NR	Prime Security Services Borrower LLC, (Restricted, cost — $385,425, acquired 4/22/19), 4.250% (1-Month USD-LIBOR + 3.250%/3-Month USD-LIBOR + 3.250%) due 9/23/26(n)	382,438
20,000	NR	Realogy Group LLC, (Restricted, cost — $19,255, acquired 8/12/20) due 2/8/25(n)(o)	19,151
253,864	NR	Reynolds Consumer Products LLC, (Restricted, cost — $254,708, acquired 2/18/20), 1.906% (1-Month USD-LIBOR + 1.750%) due 2/4/27(n)	250,453
427,900	NR	RPI 2019 Intermediate Finance Trust, (Restricted, cost — $428,333, acquired 2/7/20), 1.906% (1-Week USD-LIBOR + 1.750%) due 2/11/27(n)	427,065
218,427	NR	Scientific Games International Inc., (Restricted, cost — $219,216, acquired 2/14/18), 3.472% (1-Month USD-LIBOR + 2.750%/3-Month USD-LIBOR + 2.750%) due 8/14/24(n)	204,893
987,097	NR	TKC Holdings Inc., (Restricted, cost — $987,097, acquired 4/30/19), 4.750% (2-Month USD-LIBOR + 3.750%/3-Month USD-LIBOR + 3.750%) due 2/1/23(n)	930,201
170,000	NR	T-Mobile USA Inc., (Restricted, cost — $168,236, acquired 4/28/20), 3.156% (1-Month USD-LIBOR + 3.000%) due 4/1/27(n)	170,606
46,748	NR	Trans Union LLC, (Restricted, cost — $46,807, acquired 10/18/17), 1.906% (1-Month USD-LIBOR + 1.750%) due 11/16/26(n)	45,734
444,231	NR	UFC Holdings LLC, (Restricted, cost — $447,563, acquired 4/30/19), 4.250% (3-Month USD-LIBOR + 3.250%) due 4/29/26(f)(n)	439,649
100,000	NR	US Foods Inc., (Restricted, cost — $96,046, acquired 8/11/20) due 6/27/23(n)(o)	96,687
220,000	NR	VICI Properties 1 LLC, (Restricted, cost — $219,233, acquired 2/20/20), 1.933% (1-Month USD-LIBOR + 1.750%) due 12/20/24(n)	212,363
430,000	NR	Virgin Media Bristol LLC, (Restricted, cost — $426,943, acquired 4/30/19), 2.662% (1-Month USD-LIBOR + 2.500%) due 1/31/28(n)	419,697
116,213	NR	Western Digital Corp., (Restricted, cost — $117,375, acquired 10/27/17), 1.906% (1-Month USD-LIBOR + 1.750%) due 4/29/23(n)	115,577
519,750	NR	Wynn Resorts Ltd., (Restricted, cost — $518,104, acquired 11/22/19), 1.910% (1-Month USD-LIBOR + 1.750%) due 9/20/24(n)	493,762

		TOTAL SENIOR LOANS (Cost — $14,478,040)	14,159,060

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

ASSET-BACKED SECURITIES — 1.2%

Automobiles — 0.4%
		Credit Acceptance Auto Loan Trust:
$630,000	AAA	Series 2018-3A, Class A, 3.550% due 8/15/27(a)	$639,890
700,000	AAA	Series 2019-3A, Class A, 2.380% due 11/15/28(a)	720,032
270,000	AAA	Series 2020-2A, Class A, 1.370% due 7/16/29(a)	270,512
		Hertz Vehicle Financing II LP:
765,822	Baa3(b)	Series 2016-4A, Class A, 2.650% due 7/25/22(a)	766,751
229,662	Baa3(b)	Series 2018-1A, Class A, 3.290% due 2/25/24(a)	230,111
970,000	AAA	Nissan Auto Receivables Owner Trust, Series 2018-C, Class A3, 3.220% due 6/15/23	993,698

		Total Automobiles	3,620,994

Credit Cards — 0.0%
315,000	AAA	Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 0.928% (1-Month USD-LIBOR + 0.770%) due 5/14/29(c)	316,028

Student Loans — 0.8%
336,215	AA+	CIT Education Loan Trust, Series 2007-1, Class A, 0.387% (3-Month USD-LIBOR + 0.090%) due 3/25/42(a)(c)	319,150
189,296	AAA	Navient Private Education Loan Trust, Series 2014-AA, Class A2B, 1.412% (1-Month USD-LIBOR + 1.250%) due 2/15/29(a)(c)	190,293
930,000	AAA	Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.130% due 2/15/68(a)	963,350
415,453	AAA	Navient Student Loan Trust, Series 2017-4A, Class A2, 0.675% (1-Month USD-LIBOR + 0.500%) due 9/27/66(a)(c)	414,631
		SLM Student Loan Trust:
176,203	AA+	Series 2003-4, Class A5E, 1.063% (3-Month USD-LIBOR + 0.750%) due 3/15/33(a)(c)	164,194
1,470,283	AAA	Series 2005-5, Class A4, 0.385% (3-Month USD-LIBOR + 0.140%) due 10/25/28(c)	1,457,856
880,000	AA+	Series 2005-5, Class A5, 0.995% (3-Month USD-LIBOR + 0.750%) due 10/25/40(c)	863,734
		SMB Private Education Loan Trust:
31,408	AAA	Series 2015-B, Class A2A, 2.980% due 7/15/27(a)	31,927
545,000	AAA	Series 2015-C, Class A3, 2.112% (1-Month USD-LIBOR + 1.950%) due 8/16/32(a)(c)	553,725
50,417	Aaa(b)	Series 2016-A, Class A2A, 2.700% due 5/15/31(a)	51,613
161,268	AAA	Series 2017-B, Class A2A, 2.820% due 10/15/35(a)	166,701
95,295	AAA	Series 2017-B, Class A2B, 0.912% (1-Month USD-LIBOR + 0.750%) due 10/15/35(a)(c)	94,515
383,629	AAA	Series 2018-A, Class A2B, 0.962% (1-Month USD-LIBOR + 0.800%) due 2/15/36(a)(c)	381,498
449,685	Aaa(b)	Series 2018-B, Class A2A, 3.600% due 1/15/37(a)	476,918
556,720	AAA	Series 2018-C, Class A2B, 0.912% (1-Month USD-LIBOR + 0.750%) due 11/15/35(a)(c)	549,774
280,000	AAA	Series 2019-A, Class A2A, 3.440% due 7/15/36(a)	294,596
100,000	AAA	Series 2020-A, Class A2B, 0.992% (1-Month USD-LIBOR + 0.830%) due 9/15/37(a)(c)	98,945
		Sofi Professional Loan Program Trust:
390,000	AAA	Series 2018-B, Class A2FX, 3.340% due 8/25/47(a)	403,034
910,000	AAA	Series 2018-D, Class A2FX, 3.600% due 2/25/48(a)	953,661

		Total Student Loans	8,430,115

		TOTAL ASSET-BACKED SECURITIES (Cost — $12,184,553)	12,367,137

MUNICIPAL BONDS — 0.8%

California — 0.2%
530,000	A+	Los Angeles Unified School District, GO, 5.750% due 7/1/34	743,882
195,000	AAA	San Diego Community College District, GO, 3.336% due 8/1/43	210,335
220,000	AA-	State of California, GO, 7.625% due 3/1/40	384,553
		University of California, Revenue Bonds:
25,000	AA	Series AD, 4.858% due 5/15/12	36,341
266,000	AA	Series AQ, 4.767% due 5/15/15	379,167

		Total California	1,754,278

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Delaware — 0.0%
$100,000	AAA	State of Delaware, GO, 5.000% due 1/1/30	$138,048

Louisiana — 0.1%
		State of Louisiana:
140,000	AA-	GO, 5.000% due 3/1/27	178,503
150,000	AA-	GO, 5.000% due 3/1/28	196,225

		Total Louisiana	374,728

Massachusetts — 0.1%
		Commonwealth of Massachusetts, GO:
630,000	AA	3.000% due 3/1/49	677,439
110,000	AA	5.000% due 3/1/29	146,962
100,000	AA+	Massachusetts School Building Authority, Revenue Bonds, Series B, Pre-refunded 10/15/21 @ 100, 5.000% due 10/15/41(p)	105,399
330,000	AA+	Massachusetts Water Resources Authority, Revenue Bonds, 3.104% due 8/1/39	349,097

		Total Massachusetts	1,278,897

Minnesota — 0.0%
130,000	AAA	State of Minnesota, GO, 5.000% due 8/1/29	172,722

Missouri — 0.0%
		Health & Educational Facilities Authority of the State of Missouri:
140,000	AA+	3.229% due 5/15/50	164,341
170,000	AA+	3.652% due 8/15/57	210,227

		Total Missouri	374,568

New Jersey — 0.1%
650,000	Aa3(b)	Jersey City Municipal Utilities Authority, Revenue Bonds, Series B, 5.470% due 5/15/27	741,039
85,000	BBB+	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series B, 6.561% due 12/15/40	110,192

		Total New Jersey	851,231

New York — 0.2%
500,000	AA	City of New York, Series G-1, 5.968% due 3/1/36	729,225
80,000	AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-1, 5.000% due 11/1/42	89,703
350,000	AA+	New York State Dormitory Authority, Revenue Bonds, 5.289% due 3/15/33	448,126
345,000	A	New York State Thruway Authority, Revenue Bonds, Series M, 2.900% due 1/1/35	374,608

		Total New York	1,641,662

North Carolina — 0.1%
80,000	AAA	County of Mecklenburg NC, GO, 5.000% due 3/1/30	108,006
340,000	AAA	State of North Carolina, GO, 5.000% due 6/1/30	461,655

		Total North Carolina	569,661

Ohio — 0.0%
90,000	A	City of Cleveland OH Airport System Revenue, Revenue Bonds, 2.882% due 1/1/31	92,680

Texas — 0.0%
235,000	A	Dallas/Fort Worth International Airport, Revenue Bonds, AMT, Series A, Prerefunded 11/01/20 @ 100, 5.000% due 11/1/45(p)(q)	236,819

Virginia — 0.0%
174,093	AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	186,692

		TOTAL MUNICIPAL BONDS (Cost — $7,069,338)	7,671,986

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $905,473,947)	953,115,994

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount†		Security	Value

SHORT-TERM INVESTMENTS — 7.8%

COMMERCIAL PAPER — 0.1%
$1,000,000		Ford Motor Credit Co. LLC, (Restricted, cost — $996,814, acquired 10/10/19), 3.200% due 10/8/20(n)(r) (Cost — $996,814)	$996,814

TIME DEPOSITS — 2.6%
15,183,616		ANZ National Bank — London, 0.010% due 9/1/20	15,183,616
150		BBH — Grand Cayman, 0.010% due 9/1/20	150
		Citibank — London:
791,973	EUR	(0.690)% due 9/1/20	945,141
15,981	GBP	0.010% due 9/1/20	21,363
$8,821,575		Citibank — New York, 0.010% due 9/1/20	8,821,575
18,125,990	JPY	Sumitomo Mitsui Banking Corp. — Tokyo, (0.230)% due 9/1/20	171,121

		TOTAL TIME DEPOSITS (Cost — $25,142,966)	25,142,966

U.S. GOVERNMENT OBLIGATIONS — 5.1%
		U.S. Cash Management Bills:
1,900,000		0.147% due 11/3/20(r)	1,899,511
1,415,000		0.168% due 11/24/20(r)	1,414,447
750,000		0.098% due 12/8/20(r)	749,801
790,000		0.100% due 1/5/21(r)	789,724
920,000		0.115% due 1/19/21(r)	919,588
1,335,000		0.113% due 1/26/21(r)	1,334,384
		U.S. Treasury Bills:
928,000		0.208% due 9/10/20(r)(s)	927,952
11,310,000		0.155% due 10/15/20(r)	11,307,853
5,075,000		0.136% due 10/22/20(r)	5,074,025
1,400,000		0.141% due 12/3/20(r)	1,399,492
940,000		0.142% due 1/7/21(r)	939,527
2,825,000		0.120% due 1/14/21(r)	2,823,729
9,340,000		0.125% due 1/21/21(r)	9,335,385
8,670,000		0.107% due 1/28/21(r)	8,666,155
1,910,000		0.113% due 2/4/21(r)	1,909,069

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $49,490,642)	49,490,642

		TOTAL SHORT-TERM INVESTMENTS (Cost — $75,630,422)	75,630,422

		TOTAL INVESTMENTS IN SECURITIES (Cost — $981,104,369)	1,028,746,416

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $162,841)	95,555

		TOTAL INVESTMENTS — 104.9% (Cost — $981,267,210)	1,028,841,971

		Liabilities in Excess of Other Assets — (4.9)%	(47,726,677)

		TOTAL NET ASSETS — 100.0%	$981,115,294

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $123,125,569 and represents 12.6% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2020.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	Illiquid security.
(g)	Security is currently in default.
(h)	This security is traded on a TBA basis (see Note 1).
(i)	Principal only security.
(j)	Rating by Fitch Ratings Service. All ratings are unaudited.
(k)	Interest only security.
(l)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2020.
(m)	Affiliated security (See Note 2). As of August 31, 2020, total cost and total market value of affiliated securities amounted to $1,584,999 and $1,622,932 respectively.
(n)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2020, amounts to $15,155,874 and represents 1.5% of net assets.
(o)	This position represents an unsettled loan commitment at year end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)

Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(q)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(r)	Rate shown represents yield-to-maturity.
(s)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2020, for Core Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Core Fixed Income Fund	$989,048,664	$60,875,922	$(21,082,615)	$39,793,307

Abbreviations used in this schedule:
ABS	— Asset-Based Security
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
GO	— General Obligation
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Incorporation
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits
SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	34.1%
Mortgage-Backed Securities	23.4
U.S. Government Agencies & Obligations	18.3
Collateralized Mortgage Obligations	10.2
Sovereign Bonds	3.2
Senior Loans	1.4
Asset-Backed Securities	1.2
Municipal Bonds	0.8
Purchased Options	0.0 *
Short-Term Investments	7.4

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2020, Core Fixed Income Fund held the following Options Contracts Purchased:

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
143	$ 18,016,882	U.S. Treasury 5-Year Note October Futures, Call	GSC	9/25/20	$126.25	$10,055
132	18,360,375	U.S. Treasury 10-Year Note September Futures, Call	GSC	9/4/20	$139.50	12,375
87	15,205,969	U.S. Treasury Bond September Futures, Call	GSC	9/4/20	$177.50	21,750
105	18,352,031	U.S. Treasury Bond September Futures, Call	GSC	9/4/20	$179.00	9,844
9	1,573,031	U.S. Treasury Bond September Futures, Put	GSC	9/4/20	$171.00	281
132	23,071,126	U.S. Treasury Bond September Futures, Put	GSC	9/4/20	$174.00	41,250

		Total Options on Futures				$95,555

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $162,841)				$95,555

At August 31, 2020, Core Fixed Income Fund held the following Options Contracts Written:

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
143	$ 18,016,883	U.S. Treasury 5-Year Note October Futures, Put	GSC	9/25/20	$125.25	$3,352
44	6,120,125	U.S. Treasury 10-Year Note September Futures, Call	GSC	9/4/20	$139.00	17,187
29	5,068,656	U.S. Treasury Bond September Futures, Call	GSC	9/4/20	$175.50	29,000
35	6,117,344	U.S. Treasury Bond September Futures, Call	GSC	9/4/20	$176.50	18,047
9	1,573,031	U.S. Treasury Bond September Futures, Put	GSC	9/4/20	$172.00	562
44	7,690,376	U.S. Treasury Bond September Futures, Put	GSC	9/4/20	$176.50	57,063

		Total Options on Futures				$125,211

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $160,029)				$125,211

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2020, Core Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	163	12/20	$40,140,854	$40,633,863	$493,009
90-Day Eurodollar March Futures	45	3/21	11,092,500	11,227,500	135,000
Euro-BTP September Futures	108	9/20	17,993,941	18,844,596	850,655
Euro-OAT September Futures	24	9/20	4,714,980	4,796,609	81,629
U.S. Treasury 2-Year Note December Futures	272	12/20	60,080,017	60,097,125	17,108
U.S. Treasury 5-Year Note December Futures	383	12/20	48,210,315	48,269,969	59,654
U.S. Treasury 10-Year Note December Futures	53	12/20	7,373,765	7,380,250	6,485
U.S. Treasury Long Bond December Futures	3	12/20	525,281	527,156	1,875
U.S. Treasury Ultra Long Bond December Futures	85	12/20	19,129,939	18,777,031	(352,908)

					1,292,507

Contracts to Sell:
90-Day Eurodollar December Futures	270	12/21	66,926,938	67,351,501	(424,563)
Euro-Bund September Futures	171	9/20	35,616,580	35,826,774	(210,194)
Japan Government 10-Year Bond September Futures	5	9/20	7,186,122	7,155,534	30,588
U.S. Ultra Long Bond December Futures	55	12/20	8,805,304	8,769,063	36,241
United Kingdom Treasury 10-Year Gilt December Futures	42	12/20	7,613,059	7,579,934	33,125

					(534,803)

Net Unrealized Appreciation on Open Exchange Traded Futures Contracts					$757,704

At August 31, 2020, Core Fixed Income Fund had deposited cash of $2,382,424 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2020, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	511,019	USD	353,242	CITI	$377,031	10/16/20	$23,789
Brazilian Real	174,640	USD	32,434	CITI	31,825	10/16/20	(609)
British Pound	1,690,489	USD	2,109,884	CITI	2,260,390	10/16/20	150,506
Canadian Dollar	13,347,647	USD	9,836,470	CITI	10,235,557	10/16/20	399,087
Euro	5,511,753	USD	6,396,059	CITI	6,584,130	10/16/20	188,071
Euro	2,323,319	USD	2,735,030	CITI	2,775,349	10/16/20	40,319
Euro	400,000	USD	471,643	CITI	477,825	10/16/20	6,182
Indonesian Rupiah	78,867,595,537	USD	5,369,526	CITI	5,393,258	10/16/20	23,732
Mexican Peso	15,937,739	USD	694,004	CITI	724,490	10/16/20	30,486
Mexican Peso	20,900,000	USD	925,926	CITI	950,062	10/16/20	24,136
South African Rand	8,680,000	USD	494,562	CITI	509,621	10/16/20	15,059

							900,758

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
British Pound	35,000	USD	44,753	CITI	$46,799	10/16/20	$(2,046)
Chinese Offshore Renminbi	33,757	USD	4,787	CITI	4,912	10/16/20	(125)
Euro	12,899,624	USD	14,585,617	CITI	15,409,399	10/16/20	(823,782)
Japanese Yen	28,755,648	USD	267,783	CITI	271,629	10/16/20	(3,846)
Russian Ruble	84,937,018	USD	1,171,553	CITI	1,141,288	10/16/20	30,265

							(799,534)

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$101,224

At August 31, 2020, Core Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Appreciation
Pay	3-Month BRL-CDI-Compounded	7.024%	1/4/27	CITI	BRL	18,325,000	$126,776	$7,443	$119,333

At August 31, 2020, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	7.351%	4/5/21	28-Day	MXN	15,700,000	$12,597	$—	$12,597
Receive	3-Month USD-LIBOR	0.450%	5/15/27	6-Month	USD	17,125,000	12,140	(37,834)	49,974
Receive	3-Month USD-LIBOR	0.885%	7/13/50	6-Month	USD	692,000	34,125	(3,850)	37,975
Receive	3-Month USD-LIBOR	0.900%	3/17/50	6-Month	USD	1,492,000	62,867	(45)	62,912
Receive	3-Month USD-LIBOR	1.850%	11/15/44	6-Month	USD	9,527,000	(1,746,942)	(38,306)	(1,708,636)
Receive	U.S. Federal Funds Effective Rate Index	0.560%	7/20/45	12-Month	USD	730,000	47,789	—	47,789

							$(1,577,424)	$(80,035)	$(1,497,389)

At August 31, 2020, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $714,890 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
BRL	— Brazilian Real	CITI	— Citigroup Global Markets Inc.
CHF	— Swiss Franc	GSC	— Goldman Sachs & Co.
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
RUB	— Russian Ruble

See pages 301-302 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 91.8%

Advertising — 0.4%
$260,000	B	Clear Channel International BV, Senior Secured Notes, 6.625% due 8/1/25(a)	$270,075
262,000	B+	Outfront Media Capital LLC/Outfront Media Capital Corp., Company Guaranteed Notes, 6.250% due 6/15/25(a)	273,790
592,000	CCC+	Terrier Media Buyer Inc., Company Guaranteed Notes, 8.875% due 12/15/27(a)	614,008

		Total Advertising	1,157,873

Aerospace/Defense — 1.5%
290,000	BBB-	Boeing Co. (The), Senior Unsecured Notes, 5.150% due 5/1/30	325,612
		Bombardier Inc., Senior Unsecured Notes:
564,000	CCC	6.000% due 10/15/22(a)	482,220
184,000	CCC	6.125% due 1/15/23(a)	149,224
24,000	CCC	7.875% due 4/15/27(a)	17,429
273,000	BBB-	Howmet Aerospace Inc., Senior Unsecured Notes, 6.875% due 5/1/25	310,621
366,000	BB	Moog Inc., Company Guaranteed Notes, 4.250% due 12/15/27(a)	378,352
420,000	BB	Signature Aviation US Holdings Inc., Senior Unsecured Notes, 5.375% due 5/1/26(a)	433,820
123,000	B	Spirit AeroSystems Inc., Secured Notes, 7.500% due 4/15/25(a)	124,384
		TransDigm Inc.:
1,260,000	B-	Company Guaranteed Notes, 6.500% due 5/15/25	1,272,600
		Senior Secured Notes:
170,000	B+	8.000% due 12/15/25(a)	185,045
450,000	B+	6.250% due 3/15/26(a)	475,630

		Total Aerospace/Defense	4,154,937

Agriculture — 0.1%
		Altria Group Inc., Company Guaranteed Notes:
210,000	BBB	4.800% due 2/14/29	251,249
50,000	BBB	5.950% due 2/14/49	68,079

		Total Agriculture	319,328

Airlines — 0.7%
		Delta Air Lines Inc.:
200,000	BBB-	Senior Secured Notes, 7.000% due 5/1/25(a)	219,233
410,000	BB-	Senior Unsecured Notes, 7.375% due 1/15/26	427,224
1,192,000	Baa3(b)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(a)	1,242,660

		Total Airlines	1,889,117

Apparel — 0.6%
		Hanesbrands Inc., Company Guaranteed Notes:
290,000	BB	5.375% due 5/15/25(a)	309,648
240,000	BB	4.875% due 5/15/26(a)	261,745
580,000	BB+	Levi Strauss & Co., Senior Unsecured Notes, 5.000% due 5/1/25	595,164
		William Carter Co., Company Guaranteed Notes:
265,000	BB+	5.500% due 5/15/25(a)	284,512
364,000	BB+	5.625% due 3/15/27(a)	383,257

		Total Apparel	1,834,326

Auto Manufacturers — 3.2%
		Ford Motor Co., Senior Unsecured Notes:
386,000	BB+	8.500% due 4/21/23	427,302
763,000	BB+	9.000% due 4/22/25	893,893
393,000	BB+	9.625% due 4/22/30	515,765
218,000	BB+	7.450% due 7/16/31	254,445
49,000	BB+	4.750% due 1/15/43	45,478

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Auto Manufacturers — 3.2% — (continued)
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
$400,000	BB+	3.813% due 10/12/21	$402,460
1,980,000	BB+	3.087% due 1/9/23	1,972,060
2,370,000	BB+	3.096% due 5/4/23	2,361,705
335,000	BB+	3.370% due 11/17/23	337,373
500,000	BB+	4.542% due 8/1/26	510,938
468,000	BB+	4.125% due 8/17/27	467,619
		Navistar International Corp.:
352,000	CCC+	Company Guaranteed Notes, 6.625% due 11/1/25(a)	360,203
305,000	B+	Senior Secured Notes, 9.500% due 5/1/25(a)	348,463

		Total Auto Manufacturers	8,897,704

Auto Parts & Equipment — 0.7%
670,000	B-	American Axle & Manufacturing Inc., Company Guaranteed Notes, 6.500% due 4/1/27	689,681
80,000	B	Clarios Global LP, Senior Secured Notes, 6.750% due 5/15/25(a)	85,843
		Clarios Global LP/Clarios US Finance Co.:
674,000	CCC+	Company Guaranteed Notes, 8.500% due 5/15/27(a)	716,757
450,000	B	Senior Secured Notes, 6.250% due 5/15/26(a)	478,125

		Total Auto Parts & Equipment	1,970,406

Banks — 3.2%
600,000	BB+	Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	667,380
		Barclays PLC:
230,000	B+	Junior Subordinated Notes, 8.000% (5-Year CMT Index + 5.672%)(c)(d)	251,726
610,000	BB+	Subordinated Notes, 5.088% (3-Month USD-LIBOR + 3.054%) due 6/20/30(c)	709,568
200,000	A-	BNP Paribas SA, Senior Unsecured Notes, 3.052% (SOFR + 1.507%) due 1/13/31(a)(c)	216,460
		CIT Group Inc.:
20,000	BB+	Senior Unsecured Notes, 5.250% due 3/7/25	21,848
860,000	BB	Subordinated Notes, 6.125% due 3/9/28	1,016,787
		Citigroup Inc.:
260,000	BB+	Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(c)(d)	280,863
330,000	BBB+	Senior Unsecured Notes, 3.106% (SOFR + 2.750%) due 4/8/26(c)	359,219
200,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(c)(d)	237,875
250,000	A+	Credit Suisse AG, Senior Unsecured Notes, 2.950% due 4/9/25	274,842
		Credit Suisse Group AG, Junior Subordinated Notes:
230,000	BB-	6.375% (5-Year CMT Index + 4.822%)(a)(c)(d)	250,317
200,000	BB-	7.500% (5-Year USD Swap Rate + 4.600%)(a)(c)(d)	215,859
200,000	BBB+	Danske Bank AS, Senior Unsecured Notes, 5.375% due 1/12/24(a)	226,655
		Goldman Sachs Group Inc. (The):
310,000	BBB+	Senior Unsecured Notes, 3.500% due 4/1/25	343,847
190,000	BBB-	Subordinated Notes, 5.150% due 5/22/45	253,563
		HSBC Holdings PLC:
240,000	Baa3(b)	Junior Subordinated Notes, 6.500% (5-Year USD 1100 Run ICE Swap Rate + 3.606%)(c)(d)	258,796
200,000	A-	Senior Unsecured Notes, 4.950% due 3/31/30	246,841
667,000	BBB-	JPMorgan Chase & Co., Junior Subordinated Notes, 4.600% (SOFR + 3.125%)(c)(d)	670,335
		Natwest Group PLC:
700,000	B+	Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(c)(d)	737,373
230,000	BBB	Senior Unsecured Notes, 3.073% (1-Year CMT Index + 2.550%) due 5/22/28(c)	246,683
210,000	BB+	Subordinated Notes, 6.000% due 12/19/23	236,985
200,000	BB	UBS Group AG, Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.344%)(a)(c)(d)	216,889
520,000	BB+	UniCredit SpA, Subordinated Notes, 5.459% (5-Year CMT Index + 4.750%) due 6/30/35(a)(c)	539,498

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 3.2% — (continued)
$220,000	BB+	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% (3-Month USD-LIBOR + 0.930%)(c)(d)	$221,489
		Wells Fargo & Co., Senior Unsecured Notes:
230,000	BBB+	2.188% (SOFR + 2.000%) due 4/30/26(c)	240,629
170,000	BBB+	5.013% (3-Month USD-LIBOR + 4.240%) due 4/4/51(c)	232,874

		Total Banks	9,175,201

Beverages — 0.2%
460,000	B	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(a)	476,100

Biotechnology — 0.1%
250,000	BB-	Emergent BioSolutions Inc., Company Guaranteed Notes, 3.875% due 8/15/28(a)	255,550

Building Materials — 1.3%
152,000	BB-	Boise Cascade Co., Company Guaranteed Notes, 4.875% due 7/1/30(a)	165,300
		Builders FirstSource Inc.:
233,000	B+	Company Guaranteed Notes, 5.000% due 3/1/30(a)	249,251
438,000	BB+	Senior Secured Notes, 6.750% due 6/1/27(a)	478,705
322,000	BB+	Masonite International Corp., Company Guaranteed Notes, 5.375% due 2/1/28(a)	345,084
		Standard Industries Inc., Senior Unsecured Notes:
985,000	BBB-	6.000% due 10/15/25(a)	1,023,415
427,000	BBB-	5.000% due 2/15/27(a)	447,110
10,000	BBB-	4.750% due 1/15/28(a)	10,550
248,000	BBB-	4.375% due 7/15/30(a)	263,158
		Summit Materials LLC/Summit Materials Finance Corp., Company Guaranteed Notes:
390,000	BB	5.125% due 6/1/25(a)	395,321
290,000	BB	5.250% due 1/15/29(a)	304,886

		Total Building Materials	3,682,780

Chemicals — 1.1%
473,000	BB-	Nufarm Australia Ltd./Nufarm Americas Inc., Company Guaranteed Notes, 5.750% due 4/30/26(a)	478,232
400,000	BB	OCI NV, Senior Secured Notes, 6.625% due 4/15/23(a)	417,000
800,000	BB-	Olin Corp., Senior Unsecured Notes, 5.000% due 2/1/30	773,852
400,000	BB+	SPCM SA, Senior Unsecured Notes, 4.875% due 9/15/25(a)	416,754
600,000	BB-	Valvoline Inc., Company Guaranteed Notes, 4.250% due 2/15/30(a)	637,650
248,000	BB-	WR Grace & Co.-Conn, Company Guaranteed Notes, 4.875% due 6/15/27(a)	260,391

		Total Chemicals	2,983,879

Commercial Services — 4.2%
		Allied Universal Holdco LLC/Allied Universal Finance Corp.:
1,188,000	B-	Senior Secured Notes, 6.625% due 7/15/26(a)	1,275,615
31,000	CCC	Senior Unsecured Notes, 9.750% due 7/15/27(a)	34,386
101,000	BB-	AMN Healthcare Inc., Company Guaranteed Notes, 4.625% due 10/1/27(a)	105,779
		Avis Budget Car Rental LLC/Avis Budget Finance Inc., Company Guaranteed Notes:
50,000	B-	6.375% due 4/1/24(a)	49,182
150,000	B-	5.250% due 3/15/25(a)	143,685
265,000	B-	5.750% due 7/15/27(a)	253,984
620,000	B	Carriage Services Inc., Company Guaranteed Notes, 6.625% due 6/1/26(a)	657,857
142,000	CCC+	Garda World Security Corp., Senior Unsecured Notes, 9.500% due 11/1/27(a)	154,310
197,000	BB	Gartner Inc., Company Guaranteed Notes, 4.500% due 7/1/28(a)	206,111
		Jaguar Holding Co. II/PPD Development LP, Company Guaranteed Notes:
194,000	B	4.625% due 6/15/25(a)	202,076
172,000	B	5.000% due 6/15/28(a)	182,535
673,000	BB	Korn Ferry, Company Guaranteed Notes, 4.625% due 12/15/27(a)	700,257
1,510,000	B-	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 7.125% due 6/1/24(a)	1,534,990

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Commercial Services — 4.2% — (continued)
		Prime Security Services Borrower LLC/Prime Finance Inc.:
$1,180,000	B-	Secured Notes, 6.250% due 1/15/28(a)	$1,240,664
280,000	BB-	Senior Secured Notes, 5.750% due 4/15/26(a)	309,959
330,000	B	Sabre GLBL Inc., Senior Secured Notes, 9.250% due 4/15/25(a)	367,744
		Service Corp. International, Senior Unsecured Notes:
70,000	BB	7.500% due 4/1/27	82,849
480,000	BB	3.375% due 8/15/30	490,010
		ServiceMaster Co. LLC (The):
950,000	BB-	Company Guaranteed Notes, 5.125% due 11/15/24(a)	971,475
280,000	B	Senior Unsecured Notes, 7.450% due 8/15/27	305,147
47,000	CCC	Team Health Holdings Inc., Company Guaranteed Notes, 6.375% due 2/1/25(a)	32,195
53,000	B	TMS International Holding Corp., Senior Unsecured Notes, 7.250% due 8/15/25(a)	45,228
		United Rentals North America Inc., Company Guaranteed Notes:
20,000	BB-	5.500% due 5/15/27	21,460
1,440,000	BB-	5.250% due 1/15/30	1,601,957
95,000	BB-	3.875% due 2/15/31	98,527
83,000	CCC+	Verscend Escrow Corp., Senior Unsecured Notes, 9.750% due 8/15/26(a)	90,281
570,000	B+	WW International Inc., Company Guaranteed Notes, 8.625% due 12/1/25(a)	601,706

		Total Commercial Services	11,759,969

Computers — 1.2%
296,000	BB-	Booz Allen Hamilton Inc., Company Guaranteed Notes, 3.875% due 9/1/28(a)	307,566
		Dell International LLC/EMC Corp.:
105,000	BB	Company Guaranteed Notes, 7.125% due 6/15/24(a)	109,042
		Senior Secured Notes:
19,000	BBB-	5.850% due 7/15/25(a)	22,282
390,000	BBB-	6.020% due 6/15/26(a)	460,660
1,038,000	BBB-	6.100% due 7/15/27(a)	1,223,567
20,000	BBB-	6.200% due 7/15/30(a)	24,191
		NCR Corp., Company Guaranteed Notes:
146,000	BB-	5.000% due 10/1/28(a)	147,542
306,000	BB-	5.250% due 10/1/30(a)	310,746
		Presidio Holdings Inc.:
313,000	CCC+	Company Guaranteed Notes, 8.250% due 2/1/28(a)	328,063
79,000	B	Senior Secured Notes, 4.875% due 2/1/27(a)	81,111
313,000	BB-	Science Applications International Corp., Company Guaranteed Notes, 4.875% due 4/1/28(a)	324,885

		Total Computers	3,339,655

Cosmetics/Personal Care — 0.1%
296,000	BB	Edgewell Personal Care Co., Company Guaranteed Notes, 5.500% due 6/1/28(a)	316,393

Distribution/Wholesale — 0.3%
98,104	NR	American News Co. LLC, Secured Notes, 8.500% (8.500% cash or 10.000% PIK) due 9/1/26(a)(e)	107,715
101,000	B	IAA Inc., Senior Unsecured Notes, 5.500% due 6/15/27(a)	106,616
134,000	B-	KAR Auction Services Inc., Company Guaranteed Notes, 5.125% due 6/1/25(a)	135,172
160,000	B	Performance Food Group Inc., Company Guaranteed Notes, 5.500% due 10/15/27(a)	167,093
428,000	BB-	Univar Solutions USA Inc., Company Guaranteed Notes, 5.125% due 12/1/27(a)	448,142
		Total Distribution/Wholesale	964,738

Diversified Financial Services — 1.3%
42,000	B-	AG Issuer LLC, Senior Secured Notes, 6.250% due 3/1/28(a)	42,735
470,000	NR	Alliance Data Systems Corp., Company Guaranteed Notes, 4.750% due 12/15/24(a)	450,319
320,000	BB+	Ally Financial Inc., Subordinated Notes, 5.750% due 11/20/25	359,126
1,500,000	Ba2(b)	Global Aircraft Leasing Co., Ltd., Senior Unsecured Notes, 6.500% (6.500% cash or 7.250% PIK) due 9/15/24(a)(e)	877,500
115,000	B	Nationstar Mortgage Holdings Inc., Company Guaranteed Notes, 5.500% due 8/15/28(a)	121,276

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 1.3% — (continued)
		Navient Corp., Senior Unsecured Notes:
$205,000	B+	5.875% due 3/25/21	$208,652
400,000	B+	6.625% due 7/26/21	411,000
360,000	CCC+	NFP Corp., Senior Unsecured Notes, 6.875% due 8/15/28(a)	376,866
80,000	BBB-	Park Aerospace Holdings Ltd., Company Guaranteed Notes, 5.250% due 8/15/22(a)	79,464
298,000	Ba2(b)	PRA Group Inc., Senior Unsecured Notes, 7.375% due 9/1/25(a)	318,383
110,000	BB	Quicken Loans LLC, Company Guaranteed Notes, 5.250% due 1/15/28(a)	117,608
190,000	BB-	StoneX Group Inc., Senior Secured Notes, 8.625% due 6/15/25(a)	206,031

		Total Diversified Financial Services	3,568,960

Electric — 2.1%
		AES Corp. (The), Senior Unsecured Notes:
19,000	BB+	5.500% due 4/15/25	19,631
895,000	BB+	6.000% due 5/15/26	941,822
		Calpine Corp.:
190,000	BB	Senior Secured Notes, 4.500% due 2/15/28(a)	197,281
		Senior Unsecured Notes:
781,000	B	5.125% due 3/15/28(a)	821,155
150,000	B	4.625% due 2/1/29(a)	153,738
600,000	B	5.000% due 2/1/31(a)	628,257
77,000	BB	Clearway Energy Operating LLC, Company Guaranteed Notes, 4.750% due 3/15/28(a)	80,730
500,000	BB+	Drax Finco PLC, Senior Secured Notes, 6.625% due 11/1/25(a)	528,647
402,000	BB	NextEra Energy Operating Partners LP, Company Guaranteed Notes, 4.500% due 9/15/27(a)	440,190
		NRG Energy Inc., Company Guaranteed Notes:
755,000	BB+	5.750% due 1/15/28	822,810
27,000	BB+	5.250% due 6/15/29(a)	29,493
205,000	BB-	Pattern Energy Operations LP/Pattern Energy Operations Inc., Company Guaranteed Notes, 4.500% due 8/15/28(a)	216,255
		Talen Energy Supply LLC:
40,000	CCC+	Company Guaranteed Notes, 10.500% due 1/15/26(a)	32,216
470,000	BB-	Senior Secured Notes, 6.625% due 1/15/28(a)	472,514
		Vistra Operations Co. LLC:
53,000	BB	Company Guaranteed Notes, 5.000% due 7/31/27(a)	56,258
508,000	BBB-	Senior Secured Notes, 4.300% due 7/15/29(a)	553,077

		Total Electric	5,994,074

Electrical Components & Equipment — 0.4%
		Energizer Holdings Inc., Company Guaranteed Notes:
181,000	B+	6.375% due 7/15/26(a)	192,314
426,000	B+	7.750% due 1/15/27(a)	467,520
		WESCO Distribution Inc., Company Guaranteed Notes:
224,000	BB-	7.125% due 6/15/25(a)	246,697
201,000	BB-	7.250% due 6/15/28(a)	224,495

		Total Electrical Components & Equipment	1,131,026

Electronics — 0.4%
		Sensata Technologies Inc., Company Guaranteed Notes:
874,000	BB+	4.375% due 2/15/30(a)	924,281
150,000	BB+	3.750% due 2/15/31(a)	150,977
40,000	BB+	Vishay Intertechnology Inc., Senior Unsecured Notes, 2.250% due 6/15/25	39,107

		Total Electronics	1,114,365

Energy — Alternate Sources — 0.4%
707,000	B+	Enviva Partners LP/Enviva Partners Finance Corp., Company Guaranteed Notes, 6.500% due 1/15/26(a)	754,132

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Energy — Alternate Sources — 0.4% — (continued)
$243,000	BB-	TerraForm Power Operating LLC, Company Guaranteed Notes, 5.000% due 1/31/28(a)	$270,568

		Total Energy — Alternate Sources	1,024,700

Engineering & Construction — 0.3%
350,000	B	frontdoor Inc., Company Guaranteed Notes, 6.750% due 8/15/26(a)	377,496
340,000	BB	TopBuild Corp., Company Guaranteed Notes, 5.625% due 5/1/26(a)	355,140

		Total Engineering & Construction	732,636

Entertainment — 2.4%
460,000	B-	Allen Media LLC/Allen Media Co.-Issuer Inc., Company Guaranteed Notes, 10.500% due 2/15/28(a)	456,621
204,000	B-	AMC Entertainment Holdings Inc., Senior Secured Notes, 10.500% due 4/15/25(a)	180,030
550,000	B	Boyne USA Inc., Secured Notes, 7.250% due 5/1/25(a)	585,005
319,000	CCC+	Caesars Resort Collection LLC/CRC Finco Inc., Company Guaranteed Notes, 5.250% due 10/15/25(a)	305,821
65,000	NR	Cinemark Holdings Inc., Senior Unsecured Notes, 4.500% due 8/15/25(a)	83,730
115,000	B+	Cinemark USA Inc., Company Guaranteed Notes, 4.875% due 6/1/23	106,076
		Colt Merger Sub Inc.:
814,000	B	Senior Secured Notes, 6.250% due 7/1/25(a)	863,853
440,000	CCC+	Senior Unsecured Notes, 8.125% due 7/1/27(a)	466,974
480,000	BB	International Game Technology PLC, Senior Secured Notes, 5.250% due 1/15/29(a)	492,770
820,000	CCC+	Lions Gate Capital Holdings LLC, Company Guaranteed Notes, 5.875% due 11/1/24(a)	829,139
276,000	B	Live Nation Entertainment Inc., Company Guaranteed Notes, 4.750% due 10/15/27(a)	261,078
110,000	CCC	Mohegan Gaming & Entertainment, Company Guaranteed Notes, 7.875% due 10/15/24(a)(f)	104,431
230,000	B	Powdr Corp., Senior Secured Notes, 6.000% due 8/1/25(a)	238,338
		Scientific Games International Inc.:
50,000	B-	Company Guaranteed Notes, 7.000% due 5/15/28(a)	49,096
630,000	B+	Senior Secured Notes, 5.000% due 10/15/25(a)	623,558
250,000	BB-	Speedway Motorsports LLC/Speedway Funding II Inc., Senior Unsecured Notes, 4.875% due 11/1/27(a)	238,125
390,000	BB-	Stars Group Holdings BV/Stars Group US Co-Borrower LLC, Company Guaranteed Notes, 7.000% due 7/15/26(a)	415,106
400,000	BB-	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Unsecured Notes, 7.750% due 4/15/25(a)	420,486

		Total Entertainment	6,720,237

Environmental Control — 1.4%
		Clean Harbors Inc., Company Guaranteed Notes:
123,000	BB+	4.875% due 7/15/27(a)	129,250
189,000	BB+	5.125% due 7/15/29(a)	207,037
		Covanta Holding Corp.:
185,000	B	Company Guaranteed Notes, 5.000% due 9/1/30	189,912
925,000	B	Senior Unsecured Notes, 5.875% due 3/1/24	945,947
		GFL Environmental Inc.:
		Senior Secured Notes:
217,000	BB-	4.250% due 6/1/25(a)	221,476
961,000	BB-	3.750% due 8/1/25(a)	969,413
20,000	BB-	5.125% due 12/15/26(a)	21,144
		Senior Unsecured Notes:
285,000	B-	7.000% due 6/1/26(a)	299,962
652,000	B-	8.500% due 5/1/27(a)	710,801
249,000	B	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(a)	257,193

		Total Environmental Control	3,952,135

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Food — 2.7%
		Albertsons Cos. LLC/Safeway Inc./New Albertsons LP/Albertson’s LLC, Company Guaranteed Notes:
$438,000	BB-	5.875% due 2/15/28(a)	$473,780
39,000	BB-	4.875% due 2/15/30(a)	41,964
149,000	BB	Ingles Markets Inc., Senior Unsecured Notes, 5.750% due 6/15/23	151,699
172,000	BB	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., Senior Unsecured Notes, 5.500% due 1/15/30(a)	191,336
		Kraft Heinz Foods Co., Company Guaranteed Notes:
199,000	BB+	3.875% due 5/15/27(a)	213,257
779,000	BB+	4.250% due 3/1/31(a)	863,335
60,000	BB+	5.000% due 6/4/42	66,530
60,000	BB+	5.200% due 7/15/45	68,381
1,289,000	BB+	4.375% due 6/1/46	1,324,322
749,000	BB+	5.500% due 6/1/50(a)	889,315
		Lamb Weston Holdings Inc., Company Guaranteed Notes:
290,000	BB+	4.875% due 11/1/26(a)	304,093
130,000	BB+	4.875% due 5/15/28(a)	143,298
		Post Holdings Inc., Company Guaranteed Notes:
700,000	B+	5.000% due 8/15/26(a)	727,675
123,000	B+	4.625% due 4/15/30(a)	128,535
600,000	B-	Simmons Foods Inc., Secured Notes, 5.750% due 11/1/24(a)	613,563
640,000	CCC	SunOpta Foods Inc., Secured Notes, 9.500% due 10/9/22(a)	656,800
426,000	BB-	TreeHouse Foods Inc., Company Guaranteed Notes, 4.000% due 9/1/28	434,601
310,000	BB-	US Foods Inc., Company Guaranteed Notes, 5.875% due 6/15/24(a)	315,425

		Total Food	7,607,909

Forest Products & Paper — 0.1%
320,000	B+	Mercer International Inc., Senior Unsecured Notes, 7.375% due 1/15/25	329,600

Gas — 0.3%
		AmeriGas Partners LP/AmeriGas Finance Corp., Senior Unsecured Notes:
320,000	Ba3(b)	5.625% due 5/20/24	350,361
330,000	Ba3(b)	5.500% due 5/20/25	363,203

		Total Gas	713,564

Hand/Machine Tools — 0.0%
		Colfax Corp., Company Guaranteed Notes:
19,000	BB	6.000% due 2/15/24(a)	19,762
32,000	BB	6.375% due 2/15/26(a)	34,610

		Total Hand/Machine Tools	54,372

Healthcare — Products — 0.3%
348,000	B	Avantor Funding Inc., Company Guaranteed Notes, 4.625% due 7/15/28(a)	368,514
		Teleflex Inc., Company Guaranteed Notes:
315,000	BB	4.625% due 11/15/27	335,417
39,000	BB	4.250% due 6/1/28(a)	41,194

		Total Healthcare — Products	745,125

Healthcare — Services — 5.7%
		Acadia Healthcare Co., Inc., Company Guaranteed Notes:
450,000	B-	6.500% due 3/1/24	462,890
212,000	B-	5.500% due 7/1/28(a)	220,480
100,000	CCC	Air Methods Corp., Senior Unsecured Notes, 8.000% due 5/15/25(a)	84,615
		Catalent Pharma Solutions Inc., Company Guaranteed Notes:
330,000	B+	4.875% due 1/15/26(a)	337,775
26,000	B+	5.000% due 7/15/27(a)	27,474

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 5.7% — (continued)
		Centene Corp., Senior Unsecured Notes:
$750,000	BBB-	4.750% due 5/15/22	$756,563
30,000	BBB-	4.750% due 1/15/25	30,900
544,000	BBB-	5.250% due 4/1/25(a)	565,080
465,000	BBB-	5.375% due 6/1/26(a)	491,156
76,000	BBB-	5.375% due 8/15/26(a)	80,774
68,000	BBB-	4.250% due 12/15/27	71,217
992,000	BBB-	4.625% due 12/15/29	1,089,737
711,000	BBB-	3.375% due 2/15/30	741,441
		Charles River Laboratories International Inc., Company Guaranteed Notes:
290,000	BB	5.500% due 4/1/26(a)	305,342
19,000	BB	4.250% due 5/1/28(a)	19,958
		CHS/Community Health Systems Inc., Senior Secured Notes:
640,000	B-	6.625% due 2/15/25(a)	655,936
400,000	B-	8.000% due 3/15/26(a)	415,400
204,000	B+	DaVita Inc., Company Guaranteed Notes, 3.750% due 2/15/31(a)	202,613
		Encompass Health Corp., Company Guaranteed Notes:
250,000	B+	4.500% due 2/1/28	256,765
100,000	B+	4.750% due 2/1/30	104,387
		HCA Inc.:
		Company Guaranteed Notes:
775,000	BB-	5.375% due 2/1/25	873,615
280,000	BB-	5.375% due 9/1/26	317,786
325,000	BB-	5.625% due 9/1/28	387,104
385,000	BB-	5.875% due 2/1/29	468,306
1,297,000	BB-	3.500% due 9/1/30	1,366,943
80,000	BB-	7.500% due 11/6/33	108,585
140,000	BB-	7.500% due 11/15/95	180,501
25,000	BBB-	Senior Secured Notes, 5.000% due 3/15/24	28,272
450,000	BB	IQVIA Inc., Company Guaranteed Notes, 5.000% due 5/15/27(a)	474,557
		LifePoint Health Inc., Senior Secured Notes:
203,000	B	6.750% due 4/15/25(a)	219,240
523,000	B	4.375% due 2/15/27(a)	523,000
276,000	BB-	Molina Healthcare Inc., Senior Unsecured Notes, 4.375% due 6/15/28(a)	288,696
290,000	CCC	Radiology Partners Inc., Company Guaranteed Notes, 9.250% due 2/1/28(a)	309,575
494,000	CCC+	RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Company Guaranteed Notes, 9.750% due 12/1/26(a)	535,079
80,000	CCC	Surgery Center Holdings Inc., Company Guaranteed Notes, 10.000% due 4/15/27(a)	86,824
		Tenet Healthcare Corp.:
		Senior Secured Notes:
10,000	B1(b)	4.625% due 9/1/24(a)	10,329
710,000	BB-	7.500% due 4/1/25(a)	780,230
542,000	BB-	4.875% due 1/1/26(a)	564,352
62,000	BB-	5.125% due 11/1/27(a)	65,577
413,000	BB-	4.625% due 6/15/28(a)	429,446
		Senior Unsecured Notes:
460,000	CCC+	8.125% due 4/1/22	497,145
420,000	CCC+	6.750% due 6/15/23	448,770
300,000	CCC	US Renal Care Inc., Senior Unsecured Notes, 10.625% due 7/15/27(a)	324,131

		Total Healthcare — Services	16,208,566

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Home Builders — 1.6%
		Brookfield Residential Properties Inc./Brookfield Residential US Corp., Company Guaranteed Notes:
$82,000	B+	6.250% due 9/15/27(a)	$83,215
59,000	B+	4.875% due 2/15/30(a)	55,331
660,000	B+	Century Communities Inc., Company Guaranteed Notes, 5.875% due 7/15/25	688,806
		Forestar Group Inc., Company Guaranteed Notes:
180,000	B+	8.000% due 4/15/24(a)	191,681
630,000	B+	5.000% due 3/1/28(a)	638,017
250,000	B+	Installed Building Products Inc., Company Guaranteed Notes, 5.750% due 2/1/28(a)	264,640
		Lennar Corp., Company Guaranteed Notes:
30,000	BB+	5.875% due 11/15/24	33,634
830,000	BB+	4.750% due 11/29/27	947,237
217,000	BB-	M/I Homes Inc., Company Guaranteed Notes, 4.950% due 2/1/28	225,816
100,000	B	Picasso Finance Sub Inc., Senior Secured Notes, 6.125% due 6/15/25(a)	107,395
253,000	BB-	Shea Homes LP/Shea Homes Funding Corp., Senior Unsecured Notes, 4.750% due 2/15/28(a)	259,286
		Taylor Morrison Communities Inc.:
		Company Guaranteed Notes:
44,000	BB	6.000% due 9/1/23(a)	45,306
233,000	BB	5.875% due 6/15/27(a)	261,491
191,000	BB	5.750% due 1/15/28(a)	214,938
146,000	BB	Senior Unsecured Notes, 5.125% due 8/1/30(a)	158,914
70,000	BB-	TRI Pointe Group Inc., Company Guaranteed Notes, 5.700% due 6/15/28	77,350
60,000	B+	Williams Scotsman International Inc., Senior Secured Notes, 4.625% due 8/15/28(a)	60,839
146,000	BB	Winnebago Industries Inc., Senior Secured Notes, 6.250% due 7/15/28(a)	156,451

		Total Home Builders	4,470,347

Household Products/Wares — 0.5%
		Central Garden & Pet Co., Company Guaranteed Notes:
165,000	BB	6.125% due 11/15/23	169,108
10,000	BB	5.125% due 2/1/28	10,636
200,000	B+	Prestige Brands Inc., Company Guaranteed Notes, 5.125% due 1/15/28(a)	210,276
		Spectrum Brands Inc., Company Guaranteed Notes:
575,000	B	5.750% due 7/15/25	595,125
265,000	B	5.000% due 10/1/29(a)	276,543
150,000	B	5.500% due 7/15/30(a)	157,875

		Total Household Products/Wares	1,419,563

Housewares — 0.1%
215,000	B	CD&R Smokey Buyer Inc., Senior Secured Notes, 6.750% due 7/15/25(a)	230,319

Insurance — 1.2%
600,000	CCC+	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, Senior Unsecured Notes, 6.750% due 10/15/27(a)	637,014
474,000	B-	AmWINS Group Inc., Company Guaranteed Notes, 7.750% due 7/1/26(a)	512,423
318,000	CCC+	GTCR AP Finance Inc., Senior Unsecured Notes, 8.000% due 5/15/27(a)	339,802
669,000	CCC+	HUB International Ltd., Senior Unsecured Notes, 7.000% due 5/1/26(a)	694,760
210,000	BB+	MGIC Investment Corp., Senior Unsecured Notes, 5.250% due 8/15/28	221,025
480,000	BB	NMI Holdings Inc., Senior Secured Notes, 7.375% due 6/1/25(a)	518,906
514,000	CCC+	USI Inc., Senior Unsecured Notes, 6.875% due 5/1/25(a)	528,451

		Total Insurance	3,452,381

Internet — 2.3%
98,000	BB-	ANGI Group LLC, Company Guaranteed Notes, 3.875% due 8/15/28(a)	99,517
400,000	B+	Cogent Communications Group Inc., Senior Secured Notes, 5.375% due 3/1/22(a)	413,406
415,000	CCC+	EIG Investors Corp., Company Guaranteed Notes, 10.875% due 2/1/24	431,038

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Internet — 2.3% — (continued)
		Expedia Group Inc., Company Guaranteed Notes:
$204,000	BBB-	6.250% due 5/1/25(a)	$224,378
40,000	BBB-	7.000% due 5/1/25(a)	43,522
401,000	BB-	Go Daddy Operating Co. LLC/GD Finance Co., Inc., Company Guaranteed Notes, 5.250% due 12/1/27(a)	426,951
		Match Group Holdings II LLC, Senior Unsecured Notes:
150,000	BB	5.000% due 12/15/27(a)	160,471
610,000	BB	4.625% due 6/1/28(a)	643,797
		Netflix Inc., Senior Unsecured Notes:
1,300,000	BB	5.875% due 11/15/28	1,594,821
1,520,000	BB	6.375% due 5/15/29	1,920,900
130,000	BB	4.875% due 6/15/30(a)	150,410
310,000	BB+	Twitter Inc., Senior Unsecured Notes, 3.875% due 12/15/27(a)	327,887

		Total Internet	6,437,098

Investment Companies — 0.4%
		Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
184,000	BB+	6.250% due 2/1/22	186,479
531,000	BB+	6.250% due 5/15/26	568,085
260,000	BB+	5.250% due 5/15/27	277,063

		Total Investment Companies	1,031,627

Iron/Steel — 0.5%
35,000	B+	Allegheny Ludlum LLC, Company Guaranteed Notes, 6.950% due 12/15/25	34,778
		Allegheny Technologies Inc., Senior Unsecured Notes:
470,000	B	7.875% due 8/15/23	495,054
26,000	B	5.875% due 12/1/27	25,089
		Cleveland-Cliffs Inc., Senior Secured Notes:
198,000	B	9.875% due 10/17/25(a)	218,657
470,000	B	6.750% due 3/15/26(a)	480,575
261,000	Ba3(b)	Infrabuild Australia Pty Ltd., Senior Secured Notes, 12.000% due 10/1/24(a)	249,255

		Total Iron/Steel	1,503,408

Leisure Time — 1.4%
88,000	BB+	Carnival Corp., Senior Secured Notes, 11.500% due 4/1/23(a)	98,358
		NCL Corp., Ltd.:
		Senior Secured Notes:
390,000	BB-	12.250% due 5/15/24(a)	435,094
690,000	BB-	10.250% due 2/1/26(a)	696,037
350,000	B	Senior Unsecured Notes, 3.625% due 12/15/24(a)	240,406
38,000	NR	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 4.250% due 6/15/23(a)	46,332
		Viking Cruises Ltd.:
555,000	B-	Company Guaranteed Notes, 5.875% due 9/15/27(a)	395,091
640,000	B-	Senior Secured Notes, 13.000% due 5/15/25(a)	712,000
1,535,000	B+	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	1,277,604

		Total Leisure Time	3,900,922

Lodging — 1.3%
		Hilton Domestic Operating Co., Inc., Company Guaranteed Notes:
40,000	BB	5.375% due 5/1/25(a)	41,972
590,000	BB	5.750% due 5/1/28(a)	623,925
30,000	BB	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 4.625% due 4/1/25	30,410
650,000	BB	Melco Resorts Finance Ltd., Senior Unsecured Notes, 5.375% due 12/4/29(a)	669,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Lodging — 1.3% — (continued)
		MGM Resorts International, Company Guaranteed Notes:
$375,000	BB-	7.750% due 3/15/22	$398,672
140,000	BB-	5.750% due 6/15/25	149,872
200,000	BBB-	Sands China Ltd., Senior Unsecured Notes, 3.800% due 1/8/26(a)	212,228
40,000	B-	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes, 5.875% due 5/15/25(a)	38,946
329,000	B+	Wyndham Hotels & Resorts Inc., Company Guaranteed Notes, 4.375% due 8/15/28(a)	332,150
40,000	BB-	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Company Guaranteed Notes, 5.250% due 5/15/27(a)	39,035
		Wynn Macau Ltd., Senior Unsecured Notes:
1,000,000	BB-	5.625% due 8/26/28(a)	1,007,550
230,000	BB-	5.125% due 12/15/29(a)	226,383

		Total Lodging	3,770,643

Machinery — Diversified — 0.4%
490,000	BB+	Clark Equipment Co., Senior Secured Notes, 5.875% due 6/1/25(a)	517,256
530,000	B	Vertical US Newco Inc., Senior Secured Notes, 5.250% due 7/15/27(a)	553,188

		Total Machinery — Diversified	1,070,444

Machinery-Construction & Mining — 0.2%
660,000	BB	BWX Technologies Inc., Company Guaranteed Notes, 5.375% due 7/15/26(a)	693,700

Media — 8.6%
750,000	B	Altice Financing SA, Senior Secured Notes, 7.500% due 5/15/26(a)	801,328
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
110,000	BB	5.125% due 5/1/27(a)	117,299
524,000	BB	5.375% due 6/1/29(a)	575,687
1,038,000	BB	4.750% due 3/1/30(a)	1,116,473
2,151,000	BB	4.500% due 8/15/30(a)	2,285,448
1,409,000	BB	4.500% due 5/1/32(a)	1,495,146
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
60,000	BBB-	4.908% due 7/23/25	69,866
190,000	BBB-	5.750% due 4/1/48	238,752
161,000	B	Clear Channel Worldwide Holdings Inc., Senior Secured Notes, 5.125% due 8/15/27(a)	162,860
		CSC Holdings LLC:
		Company Guaranteed Notes:
1,430,000	BB	5.375% due 2/1/28(a)	1,529,213
477,000	BB	4.125% due 12/1/30(a)	495,603
		Senior Unsecured Notes:
300,000	B	6.750% due 11/15/21	315,844
825,000	B	5.875% due 9/15/22	876,336
1,450,000	B	5.750% due 1/15/30(a)	1,582,320
583,000	B	4.625% due 12/1/30(a)	598,266
200,000	BB	3.375% due 2/15/31(a)	197,784
589,000	BB-	Diamond Sports Group LLC/Diamond Sports Finance Co., Senior Secured Notes, 5.375% due 8/15/26(a)	460,842
		DISH DBS Corp., Company Guaranteed Notes:
95,000	B-	6.750% due 6/1/21	97,470
2,180,000	B-	7.750% due 7/1/26	2,498,858
		DISH Network Corp., Senior Unsecured Notes:
50,000	CCC+	2.375% due 3/15/24	47,216
15,000	CCC+	3.375% due 8/15/26	14,832
		iHeartCommunications Inc.:
30,471	CCC+	Company Guaranteed Notes, 8.375% due 5/1/27	30,907

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Media — 8.6% — (continued)
		Senior Secured Notes:
$3,854	B+	6.375% due 5/1/26	$4,036
840,000	B+	5.250% due 8/15/27(a)	837,220
227,000	B	Nexstar Broadcasting Inc., Company Guaranteed Notes, 5.625% due 7/15/27(a)	239,840
170,000	B-	Scripps Escrow Inc., Company Guaranteed Notes, 5.875% due 7/15/27(a)	170,213
319,000	B	Sinclair Television Group Inc., Company Guaranteed Notes, 5.500% due 3/1/30(a)	312,266
		Sirius XM Radio Inc., Company Guaranteed Notes:
66,000	BB	4.625% due 7/15/24(a)	68,557
1,208,000	BB	5.000% due 8/1/27(a)	1,283,071
		TEGNA Inc., Company Guaranteed Notes:
97,000	BB-	4.625% due 3/15/28(a)	98,213
223,000	BB-	5.000% due 9/15/29(a)	224,516
150,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 7.300% due 7/1/38	214,988
100,000	BBB-	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	155,820
		Univision Communications Inc., Senior Secured Notes:
380,000	B	5.125% due 2/15/25(a)	383,325
300,000	B	9.500% due 5/1/25(a)	330,000
550,000	B	UPC Holding BV, Senior Secured Notes, 5.500% due 1/15/28(a)	575,385
207,000	B	Virgin Media Finance PLC, Senior Unsecured Notes, 5.000% due 7/15/30(a)	213,484
		Virgin Media Secured Finance PLC, Senior Secured Notes:
400,000	BB-	5.500% due 8/15/26(a)	422,500
1,560,000	BB-	5.500% due 5/15/29(a)	1,689,230
340,000	B	Virgin Media Vendor Financing Notes IV DAC, Senior Unsecured Notes, 5.000% due 7/15/28(a)	352,733
200,000	B	VTR Finance NV, Senior Unsecured Notes, 6.375% due 7/15/28(a)	214,000
250,000	B-	Ziggo Bonds Co. BV, Company Guaranteed Notes, 5.125% due 2/28/30(a)	265,313
585,000	B+	Ziggo BV, Senior Secured Notes, 5.500% due 1/15/27(a)	615,920

		Total Media	24,278,980

Metal Fabricate/Hardware — 0.0%
29,000	CCC	Hillman Group Inc. (The), Company Guaranteed Notes, 6.375% due 7/15/22(a)	28,522

Mining — 3.2%
330,000	BB+	Alcoa Nederland Holding BV, Company Guaranteed Notes, 6.125% due 5/15/28(a)	357,131
491,000	B+	Arconic Corp., Secured Notes, 6.125% due 2/15/28(a)	519,392
213,000	B+	Compass Minerals International Inc., Company Guaranteed Notes, 6.750% due 12/1/27(a)	233,197
500,000	B	Constellium SE, Company Guaranteed Notes, 5.875% due 2/15/26(a)	513,373
393,000	BB-	Eldorado Gold Corp., Secured Notes, 9.500% due 6/1/24(a)	429,802
		First Quantum Minerals Ltd., Company Guaranteed Notes:
800,000	CCC+	7.250% due 4/1/23(a)	814,220
725,000	CCC+	7.500% due 4/1/25(a)	740,428
		Freeport-McMoRan Inc., Company Guaranteed Notes:
190,000	BB	4.625% due 8/1/30	203,398
1,977,000	BB	5.450% due 3/15/43	2,223,512
		Hudbay Minerals Inc., Company Guaranteed Notes:
390,000	B	7.250% due 1/15/23(a)	396,297
260,000	B	7.625% due 1/15/25(a)	270,254
250,000	B	Joseph T Ryerson & Son Inc., Senior Secured Notes, 8.500% due 8/1/28(a)	273,750
		New Gold Inc.:
568,000	B	Company Guaranteed Notes, 6.375% due 5/15/25(a)	593,492
351,000	B	Senior Unsecured Notes, 7.500% due 7/15/27(a)	382,151
130,000	WR(b)	Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes, 7.125% due 11/1/22(a)(g)	2,243
		Novelis Corp., Company Guaranteed Notes:
350,000	B+	5.875% due 9/30/26(a)	366,117
209,000	B+	4.750% due 1/30/30(a)	212,236

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Mining — 3.2% — (continued)
$500,000	BBB-	Teck Resources Ltd., Senior Unsecured Notes, 6.250% due 7/15/41	$561,855

		Total Mining	9,092,848

Miscellaneous Manufacturers — 0.0%
9,412	NR	Anagram International Inc./Anagram Holdings LLC, Secured Notes, 10.000% (10.000% cash or 5.000% Cash & 5.000% PIK) due 8/15/26(a)(e)	8,000
79,000	CCC+	FXI Holdings Inc., Senior Secured Notes, 7.875% due 11/1/24(a)	76,876

		Total Miscellaneous Manufacturers	84,876

Office/Business Equipment — 0.1%
300,000	BB-	CDW LLC/CDW Finance Corp., Company Guaranteed Notes, 4.250% due 4/1/28	314,005

Oil & Gas — 7.4%
		Apache Corp., Senior Unsecured Notes:
130,000	BB+	4.625% due 11/15/25	133,413
380,000	BB+	4.875% due 11/15/27	389,454
154,000	BB+	4.375% due 10/15/28	153,224
376,000	BB+	4.250% due 1/15/30	366,564
400,000	BB+	5.100% due 9/1/40	388,762
80,000	CCC+	Ascent Resources Utica Holdings LLC/ARU Finance Corp., Senior Unsecured Notes, 7.000% due 11/1/26(a)	55,685
783,000	B	Berry Petroleum Co. LLC, Company Guaranteed Notes, 7.000% due 2/15/26(a)	644,847
		Cenovus Energy Inc., Senior Unsecured Notes:
250,000	BBB-	3.000% due 8/15/22	254,136
164,000	BBB-	3.800% due 9/15/23	163,285
80,000	BBB-	5.375% due 7/15/25	81,512
570,000	BBB-	6.750% due 11/15/39	594,538
164,000	BBB-	5.400% due 6/15/47	147,298
		Centennial Resource Production LLC, Company Guaranteed Notes:
520,000	CCC+	5.375% due 1/15/26(a)	220,251
69,000	CCC+	6.875% due 4/1/27(a)	28,490
		Comstock Resources Inc., Company Guaranteed Notes:
40,000	B-	7.500% due 5/15/25(a)	40,100
500,000	B-	9.750% due 8/15/26	536,050
		Continental Resources Inc., Company Guaranteed Notes:
110,000	BB+	3.800% due 6/1/24	108,633
487,000	BB+	4.375% due 1/15/28	464,739
10,000	BB+	4.900% due 6/1/44	8,878
716,000	BB-	CrownRock LP/CrownRock Finance Inc., Senior Unsecured Notes, 5.625% due 10/15/25(a)	708,625
398,000	BB-	CVR Energy Inc., Company Guaranteed Notes, 5.750% due 2/15/28(a)	362,180
		Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes:
385,000	BB-	6.625% due 7/15/25(a)	401,582
848,000	BB-	5.750% due 1/30/28(a)	869,043
37,000	WR(b)	EP Energy LLC/Everest Acquisition Finance Inc., Senior Secured Notes, 7.750% due 5/15/26(a)(g)	8,233
		EQT Corp., Senior Unsecured Notes:
783,000	BB-	7.875% due 2/1/25	899,585
100,000	BB-	8.750% due 2/1/30	119,875
		Extraction Oil & Gas Inc., Company Guaranteed Notes:
66,000	WR(b)	7.375% due 5/15/24(a)(g)	15,751
77,000	WR(b)	5.625% due 2/1/26(a)(g)	18,369
60,000	B-	Great Western Petroleum LLC/Great Western Finance Corp., Senior Unsecured Notes, 9.000% due 9/30/21(a)	34,500
121,000	BB	Jagged Peak Energy LLC, Company Guaranteed Notes, 5.875% due 5/1/26	123,779

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 7.4% — (continued)
		Laredo Petroleum Inc., Company Guaranteed Notes:
$15,000	B-	9.500% due 1/15/25	$10,748
23,000	B-	10.125% due 1/15/28	16,443
90,000	B	Matador Resources Co., Company Guaranteed Notes, 5.875% due 9/15/26	78,513
		MEG Energy Corp., Company Guaranteed Notes:
24,000	B-	7.000% due 3/31/24(a)	23,883
1,180,000	B-	7.125% due 2/1/27(a)	1,131,939
650,000	B	Montage Resources Corp., Company Guaranteed Notes, 8.875% due 7/15/23	666,650
		Nabors Industries Ltd., Company Guaranteed Notes:
22,000	CCC+	7.250% due 1/15/26(a)	10,120
24,000	CCC+	7.500% due 1/15/28(a)	10,635
750,000	BB-	Neptune Energy Bondsco PLC, Senior Unsecured Notes, 6.625% due 5/15/25(a)	696,086
		Oasis Petroleum Inc., Company Guaranteed Notes:
60,000	CCC-	6.875% due 3/15/22(f)	11,850
87,000	CCC-	6.875% due 1/15/23(f)	16,965
		Occidental Petroleum Corp., Senior Unsecured Notes:
3,000	BB+	3.125% due 2/15/22	2,966
45,000	BB+	2.600% due 4/15/22	44,100
10,000	BB+	1.730% (3-Month USD-LIBOR + 1.450%) due 8/15/22(c)	9,456
44,000	BB+	2.700% due 8/15/22	43,370
450,000	BB+	2.700% due 2/15/23	434,079
50,000	BB+	6.950% due 7/1/24	51,875
40,000	BB+	3.450% due 7/15/24	36,600
241,000	BB+	2.900% due 8/15/24	222,171
425,000	BB+	8.500% due 7/15/27	469,362
222,000	BB+	6.375% due 9/1/28	225,080
126,000	BB+	3.500% due 8/15/29	108,562
884,000	BB+	8.875% due 7/15/30	1,001,130
333,000	BB+	6.625% due 9/1/30	345,414
105,000	BB+	6.200% due 3/15/40	100,013
108,000	BB+	4.625% due 6/15/45	85,590
202,000	BB+	4.200% due 3/15/48	153,268
161,000	BB+	4.400% due 8/15/49	124,404
		Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes:
455,000	BB	5.250% due 8/15/25(a)	468,939
430,000	BB	5.625% due 10/15/27(a)	445,856
		PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes:
20,000	BB	7.250% due 6/15/25	19,042
138,000	BB	6.000% due 2/15/28(a)	116,627
		Petrobras Global Finance BV, Company Guaranteed Notes:
40,000	BB-	7.375% due 1/17/27	47,470
20,000	BB-	5.750% due 2/1/29	22,010
		Precision Drilling Corp., Company Guaranteed Notes:
5,000	B	7.750% due 12/15/23	3,918
266,000	B	5.250% due 11/15/24	187,835
255,000	B	7.125% due 1/15/26(a)	174,308
		Range Resources Corp., Company Guaranteed Notes:
60,000	B+	5.000% due 3/15/23	59,886
500,000	B+	4.875% due 5/15/25	467,763
110,000	B+	9.250% due 2/1/26(a)	116,019
1,004,000	BB-	Seven Generations Energy Ltd., Company Guaranteed Notes, 5.375% due 9/30/25(a)	968,222
156,000	CCC+	Shelf Drilling Holdings Ltd., Company Guaranteed Notes, 8.250% due 2/15/25(a)	56,160
134,000	BB-	Southwestern Energy Co., Company Guaranteed Notes, 8.375% due 9/15/28(a)	139,025
598,000	BB-	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes, 5.500% due 2/15/26	618,296

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 7.4% — (continued)
		Transocean Inc., Company Guaranteed Notes:
$15,000	CCC+	7.250% due 11/1/25(a)	$4,875
64,000	CCC+	7.500% due 1/15/26(a)	20,480
315,900	B-	Transocean Pontus Ltd., Senior Secured Notes, 6.125% due 8/1/25(a)	284,215
170,000	BBB-	Viper Energy Partners LP, Company Guaranteed Notes, 5.375% due 11/1/27(a)	175,336
		WPX Energy Inc., Senior Unsecured Notes:
560,000	BB-	8.250% due 8/1/23	631,425
600,000	BB-	5.250% due 9/15/24	613,569
354,000	BB-	5.250% due 10/15/27	352,722
400,000	BB-	5.875% due 6/15/28	406,508

		Total Oil & Gas	20,873,159

Oil & Gas Services — 0.1%
153,000	B+	Archrock Partners LP/Archrock Partners Finance Corp., Company Guaranteed Notes, 6.250% due 4/1/28(a)	154,117
25,000	CCC+	Nine Energy Service Inc., Company Guaranteed Notes, 8.750% due 11/1/23(a)	9,164

		Total Oil & Gas Services	163,281

Packaging & Containers — 2.5%
1,247,000	B-	ARD Finance SA, Senior Secured Notes, 6.500% (6.500% cash or 7.250% PIK) due 6/30/27(a)(e)	1,282,851
		Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.:
1,000,000	B	Company Guaranteed Notes, 6.000% due 2/15/25(a)	1,044,000
260,000	BB	Senior Secured Notes, 4.125% due 8/15/26(a)	271,557
730,000	BB+	Ball Corp., Company Guaranteed Notes, 2.875% due 8/15/30	730,183
279,000	BB	Berry Global Inc., Secured Notes, 5.125% due 7/15/23	282,836
310,000	BB-	Cascades Inc./Cascades USA Inc., Company Guaranteed Notes, 5.375% due 1/15/28(a)	331,134
25,000	BB-	Crown Americas LLC/Crown Americas Capital Corp. V, Company Guaranteed Notes, 4.250% due 9/30/26	26,640
660,000	BB-	Crown Americas LLC/Crown Americas Capital Corp. VI, Company Guaranteed Notes, 4.750% due 2/1/26	690,367
370,000	CCC+	Flex Acquisition Co., Inc., Senior Unsecured Notes, 7.875% due 7/15/26(a)	389,275
550,000	BB-	Greif Inc., Company Guaranteed Notes, 6.500% due 3/1/27(a)	587,023
144,000	B	Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co.-Issuer LLC, Senior Secured Notes, 6.000% due 9/15/28(a)	146,880
40,000	B-	Pactiv LLC, Senior Unsecured Notes, 7.950% due 12/15/25	44,346
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
411,000	B-	Company Guaranteed Notes, 7.000% due 7/15/24(a)	422,044
250,000	B+	Senior Secured Notes, 5.125% due 7/15/23(a)	253,987
500,000	BB	Silgan Holdings Inc., Senior Unsecured Notes, 4.750% due 3/15/25	511,823

		Total Packaging & Containers	7,014,946

Pharmaceuticals — 3.5%
350,000	BBB+	AbbVie Inc., Senior Unsecured Notes, 3.200% due 11/21/29(a)	389,155
675,000	B+	AdaptHealth LLC, Company Guaranteed Notes, 6.125% due 8/1/28(a)	708,750
		Bausch Health Americas Inc., Company Guaranteed Notes:
260,000	B	9.250% due 4/1/26(a)	288,288
1,557,000	B	8.500% due 1/31/27(a)	1,714,903
		Bausch Health Cos., Inc.:
		Company Guaranteed Notes:
10,000	B	5.500% due 3/1/23(a)	10,012
35,000	B	6.125% due 4/15/25(a)	36,041
1,000,000	B	9.000% due 12/15/25(a)	1,096,200
121,000	B	7.000% due 1/15/28(a)	129,070
389,000	B	5.000% due 1/30/28(a)	384,624
1,252,000	B	6.250% due 2/15/29(a)	1,310,143

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 3.5% — (continued)
$720,000	B	7.250% due 5/30/29(a)	$791,413
429,000	B	5.250% due 1/30/30(a)	426,902
		Senior Secured Notes:
377,000	BB	5.500% due 11/1/25(a)	389,516
117,000	BB	5.750% due 8/15/27(a)	125,921
200,000	A+	Bristol-Myers Squibb Co., Senior Unsecured Notes, 3.400% due 7/26/29	233,854
		Cigna Corp.:
210,000	A-	Company Guaranteed Notes, 4.375% due 10/15/28	251,721
140,000	A-	Senior Unsecured Notes, 2.400% due 3/15/30	147,278
196,000	BB-	Herbalife Nutrition Ltd./HLF Financing Inc., Company Guaranteed Notes, 7.875% due 9/1/25(a)	216,335
60,000	BB-	HLF Financing Sarl LLC/Herbalife International Inc., Company Guaranteed Notes, 7.250% due 8/15/26(a)	62,794
320,000	B+	Par Pharmaceutical Inc., Senior Secured Notes, 7.500% due 4/1/27(a)	342,019
80,000	BB	Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes, 2.950% due 12/18/22	77,778
800,000	BB	Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes, 7.125% due 1/31/25(a)	867,352

		Total Pharmaceuticals	10,000,069

Pipelines — 3.0%
		Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes:
40,000	B-	5.375% due 9/15/24	37,000
339,000	B-	5.750% due 3/1/27(a)	303,627
80,000	B	Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Unsecured Notes, 6.625% due 7/15/26(a)	70,685
		Buckeye Partners LP, Senior Unsecured Notes:
189,000	BB	4.125% due 3/1/25(a)	190,414
309,000	BB	4.500% due 3/1/28(a)	316,212
619,000	BBB-	Cheniere Corpus Christi Holdings LLC, Senior Secured Notes, 7.000% due 6/30/24	721,930
40,000	NR	Cheniere Energy Inc., Senior Unsecured Notes, 4.250% due 3/15/45	27,124
		Cheniere Energy Partners LP:
254,000	BB	Company Guaranteed Notes, 4.500% due 10/1/29	265,173
344,000	BB	Senior Secured Notes, 5.250% due 10/1/25	348,644
220,000	BB-	CNX Midstream Partners LP/CNX Midstream Finance Corp., Senior Unsecured Notes, 6.500% due 3/15/26(a)	221,109
		DCP Midstream Operating LP, Company Guaranteed Notes:
120,000	BB+	6.450% due 11/3/36(a)	120,515
550,000	BB+	6.750% due 9/15/37(a)	552,362
36,000	BB+	EnLink Midstream LLC, Company Guaranteed Notes, 5.375% due 6/1/29	31,841
		EQM Midstream Partners LP, Senior Unsecured Notes:
300,000	BB-	4.000% due 8/1/24	301,970
331,000	BB-	6.000% due 7/1/25(a)	351,688
302,000	BB-	6.500% due 7/1/27(a)	331,117
340,000	BB-	5.500% due 7/15/28	352,876
250,000	BB-	6.500% due 7/15/48	252,891
80,000	BBB-	NGPL PipeCo LLC, Senior Unsecured Notes, 7.768% due 12/15/37(a)	97,695
483,000	BB	Plains All American Pipeline LP, Junior Subordinated Notes, 6.125% (3-Month USD-LIBOR + 4.110%)(c)(d)	338,587
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
23,000	BB	6.500% due 7/15/27	24,898
260,000	BB	5.000% due 1/15/28	265,745
423,000	BB	6.875% due 1/15/29	468,737
430,000	BB	4.875% due 2/1/31(a)	435,968
370,000	BBB	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 3.250% due 5/15/30(a)	403,329

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 3.0% — (continued)
		Western Midstream Operating LP, Senior Unsecured Notes:
$160,000	BB+	4.000% due 7/1/22	$163,200
640,000	BB+	4.100% due 2/1/25	639,174
250,000	BB+	3.950% due 6/1/25	250,548
26,000	BB+	4.500% due 3/1/28	26,195
124,000	BB+	4.750% due 8/15/28	125,240
199,000	BB+	5.050% due 2/1/30	203,992
410,000	BB+	5.500% due 8/15/48	369,000

		Total Pipelines	8,609,486

Real Estate — 0.8%
1,084,000	B	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(a)	1,092,797
373,000	B+	Greystar Real Estate Partners LLC, Senior Secured Notes, 5.750% due 12/1/25(a)	382,791
280,000	BB-	Howard Hughes Corp. (The), Company Guaranteed Notes, 5.375% due 8/1/28(a)	285,075
440,000	CCC+	Realogy Group LLC/Realogy Co.-Issuer Corp., Secured Notes, 7.625% due 6/15/25(a)	463,489

		Total Real Estate	2,224,152

Real Estate Investment Trusts (REITs) — 3.2%
220,000	NR	Apollo Commercial Real Estate Finance Inc., Senior Unsecured Notes, 4.750% due 8/23/22	203,897
250,000	BB+	Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, Senior Secured Notes, 5.750% due 5/15/26(a)	204,335
		CoreCivic Inc., Company Guaranteed Notes:
380,000	BB	5.000% due 10/15/22	375,636
120,000	BB	4.625% due 5/1/23	114,375
390,000	BB	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 5.250% due 6/1/25	399,222
450,000	BB+	Diversified Healthcare Trust, Company Guaranteed Notes, 9.750% due 6/15/25	502,362
		ESH Hospitality Inc., Company Guaranteed Notes:
320,000	BB-	5.250% due 5/1/25(a)	325,272
220,000	BB-	4.625% due 10/1/27(a)	220,271
		GEO Group Inc. (The), Company Guaranteed Notes:
470,000	B+	5.875% due 10/15/24	370,663
780,000	B+	6.000% due 4/15/26	600,600
368,000	BB+	HAT Holdings I LLC/HAT Holdings II LLC, Company Guaranteed Notes, 6.000% due 4/15/25(a)	395,140
		Iron Mountain Inc., Company Guaranteed Notes:
510,000	BB-	5.000% due 7/15/28(a)	529,768
251,000	BB-	5.250% due 7/15/30(a)	266,854
149,000	BB-	4.500% due 2/15/31(a)	153,209
171,000	BB-	5.625% due 7/15/32(a)	184,058
310,000	B+	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Company Guaranteed Notes, 4.250% due 2/1/27(a)	285,200
		MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes:
180,000	BB-	5.625% due 5/1/24	194,869
380,000	BB-	4.500% due 9/1/26	400,104
273,000	BB-	5.750% due 2/1/27	302,433
		MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes:
700,000	BBB-	5.000% due 10/15/27	741,492
60,000	BBB-	4.625% due 8/1/29	64,151
217,000	BB	Service Properties Trust, Company Guaranteed Notes, 7.500% due 9/15/25	236,277
		VICI Properties LP/VICI Note Co., Inc., Company Guaranteed Notes:
513,000	BB	4.250% due 12/1/26(a)	525,350
610,000	BB	4.625% due 12/1/29(a)	635,431
660,000	BB	4.125% due 8/15/30(a)	660,825

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate Investment Trusts (REITs) — 3.2% — (continued)
$260,000	B+	XHR LP, Senior Secured Notes, 6.375% due 8/15/25(a)	$267,150

		Total Real Estate Investment Trusts (REITs)	9,158,944

Retail — 2.6%
		1011778 BC ULC/New Red Finance Inc.:
682,000	B+	Secured Notes, 5.000% due 10/15/25(a)	701,509
514,000	BB+	Senior Secured Notes, 5.750% due 4/15/25(a)	549,502
		Asbury Automotive Group Inc., Company Guaranteed Notes:
7,000	BB	4.500% due 3/1/28(a)	7,179
134,000	BB	4.750% due 3/1/30(a)	139,207
60,000	BB-	Brinker International Inc., Company Guaranteed Notes, 5.000% due 10/1/24(a)	59,919
266,000	BB+	Burlington Coat Factory Warehouse Corp., Senior Secured Notes, 6.250% due 4/15/25(a)	283,456
322,000	CCC	Ferrellgas LP/Ferrellgas Finance Corp., Senior Secured Notes, 10.000% due 4/15/25(a)	351,584
370,000	BB	FirstCash Inc., Company Guaranteed Notes, 4.625% due 9/1/28(a)	380,939
		Golden Nugget Inc.:
110,000	CCC	Company Guaranteed Notes, 8.750% due 10/1/25(a)	81,939
481,000	CCC	Senior Unsecured Notes, 6.750% due 10/15/24(a)	410,052
195,000	BB+	Group 1 Automotive Inc., Company Guaranteed Notes, 4.000% due 8/15/28(a)	194,921
546,000	B	IRB Holding Corp., Senior Secured Notes, 7.000% due 6/15/25(a)	583,824
		L Brands Inc.:
		Company Guaranteed Notes:
319,000	B+	9.375% due 7/1/25(a)	371,970
690,000	B+	5.250% due 2/1/28	663,928
51,000	B+	6.875% due 11/1/35	52,285
19,000	B+	6.750% due 7/1/36	19,444
99,000	BB	Senior Secured Notes, 6.875% due 7/1/25(a)	107,266
10,000	B-	Senior Unsecured Notes, 7.600% due 7/15/37	9,243
320,000	CCC+	Michaels Stores Inc., Company Guaranteed Notes, 8.000% due 7/15/27(a)	323,741
		Murphy Oil USA Inc., Company Guaranteed Notes:
440,000	BB+	5.625% due 5/1/27	467,966
27,000	BB+	4.750% due 9/15/29	29,252
17,412	CCC	Party City Holdings Inc., Senior Secured Notes, 5.750% (6-Month USD-LIBOR + 5.000%) due 7/15/25(a)(c)	11,100
245,000	B+	Penske Automotive Group Inc., Company Guaranteed Notes, 3.500% due 9/1/25	247,228
340,000	CCC+	PetSmart Inc., Company Guaranteed Notes, 8.875% due 6/1/25(a)	353,345
		Sally Holdings LLC/Sally Capital Inc., Company Guaranteed Notes:
400,000	B	5.500% due 11/1/23	405,150
270,000	B	5.625% due 12/1/25	274,529
261,000	B+	Yum! Brands Inc., Senior Unsecured Notes, 7.750% due 4/1/25(a)	291,668

		Total Retail	7,372,146

Semiconductors — 0.9%
460,000	BB	Amkor Technology Inc., Senior Unsecured Notes, 6.625% due 9/15/27(a)	504,765
		Entegris Inc., Company Guaranteed Notes:
305,000	BB	4.625% due 2/10/26(a)	315,712
460,000	BB	4.375% due 4/15/28(a)	481,850
410,000	Ba2(b)	Microchip Technology Inc., Company Guaranteed Notes, 4.250% due 9/1/25(a)	427,221
680,000	BB	ON Semiconductor Corp., Company Guaranteed Notes, 3.875% due 9/1/28(a)	712,116

		Total Semiconductors	2,441,664

Software — 1.6%
70,000	NR	Alteryx Inc., Senior Unsecured Notes, 1.000% due 8/1/26	71,290
546,000	B+	Black Knight InfoServ LLC, Company Guaranteed Notes, 3.625% due 9/1/28(a)	554,365
160,000	B-	BY Crown Parent LLC/BY Bond Finance Inc., Senior Secured Notes, 4.250% due 1/31/26(a)	163,684

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Software — 1.6% — (continued)
		CDK Global Inc., Senior Unsecured Notes:
$270,000	BB+	5.875% due 6/15/26	$284,225
70,000	BB+	4.875% due 6/1/27	74,046
222,000	BB+	5.250% due 5/15/29(a)	242,393
383,000	B-	Change Healthcare Holdings LLC/Change Healthcare Finance Inc., Company Guaranteed Notes, 5.750% due 3/1/25(a)	389,224
380,000	B	Donnelley Financial Solutions Inc., Company Guaranteed Notes, 8.250% due 10/15/24	396,585
280,000	BB+	Fair Isaac Corp., Senior Unsecured Notes, 4.000% due 6/15/28(a)	291,214
765,000	BB	j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Company Guaranteed Notes, 6.000% due 7/15/25(a)	797,551
146,000	B-	Logan Merger Sub Inc., Company Guaranteed Notes, 5.500% due 9/1/27(a)	149,331
587,000	BB	Open Text Corp., Company Guaranteed Notes, 3.875% due 2/15/28(a)	604,774
362,000	BB	Open Text Holdings Inc., Company Guaranteed Notes, 4.125% due 2/15/30(a)	375,977
		PTC Inc., Company Guaranteed Notes:
19,000	BB-	3.625% due 2/15/25(a)	19,570
119,000	BB-	4.000% due 2/15/28(a)	123,498
73,000	CCC-	Riverbed Technology Inc., Company Guaranteed Notes, 8.875% due 3/1/23(a)	51,465
20,000	B+	SS&C Technologies Inc., Company Guaranteed Notes, 5.500% due 9/30/27(a)	21,447

		Total Software	4,610,639

Telecommunications — 6.6%
		Altice France Holding SA:
350,000	CCC+	Company Guaranteed Notes, 6.000% due 2/15/28(a)	350,649
700,000	CCC+	Senior Secured Notes, 10.500% due 5/15/27(a)	803,688
		Altice France SA, Senior Secured Notes:
2,680,000	B	7.375% due 5/1/26(a)	2,848,036
600,000	B	8.125% due 2/1/27(a)	669,687
		CenturyLink Inc.:
590,000	BBB-	Senior Secured Notes, 4.000% due 2/15/27(a)	599,947
		Senior Unsecured Notes:
50,000	B+	6.450% due 6/15/21	51,756
445,000	B+	6.750% due 12/1/23	493,954
620,000	B-	CommScope Inc., Company Guaranteed Notes, 8.250% due 3/1/27(a)	671,116
		CommScope Technologies LLC, Company Guaranteed Notes:
552,000	B-	6.000% due 6/15/25(a)	566,661
40,000	B-	5.000% due 3/15/27(a)	39,804
550,000	B+	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(a)	568,398
470,000	BB	Hughes Satellite Systems Corp., Company Guaranteed Notes, 6.625% due 8/1/26	533,948
		Intelsat Jackson Holdings SA:
119,000	WR(b)	Company Guaranteed Notes, 8.500% due 10/15/24(a)(g)	81,206
550,000	WR(b)	Senior Secured Notes, 8.000% due 2/15/24(a)(f)(g)	561,913
		Level 3 Financing Inc., Company Guaranteed Notes:
430,000	BB	5.125% due 5/1/23	431,120
165,000	BB	5.375% due 1/15/24	167,458
170,000	BB	5.250% due 3/15/26	177,455
		Sprint Capital Corp., Company Guaranteed Notes:
592,000	BB	6.875% due 11/15/28	757,390
2,315,000	BB	8.750% due 3/15/32	3,498,978
		Sprint Communications Inc., Company Guaranteed Notes:
160,000	BB	11.500% due 11/15/21	178,200
15,000	BB	6.000% due 11/15/22	16,294
		Sprint Corp., Company Guaranteed Notes:
1,000,000	BB	7.250% due 9/15/21	1,056,350
200,000	BB	7.875% due 9/15/23	232,875
280,000	BB	7.625% due 3/1/26	344,772

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 6.6% — (continued)
$765,000	BB+	Telecom Italia SpA, Senior Unsecured Notes, 5.303% due 5/30/24(a)	$845,696
		T-Mobile USA Inc.:
		Company Guaranteed Notes:
1,310,000	BB	6.500% due 1/15/26	1,373,044
45,000	BB	4.500% due 2/1/26	46,490
60,000	BB	4.750% due 2/1/28	64,725
200,000	BBB-	Senior Secured Notes, 4.500% due 4/15/50(a)	244,602
258,000	BB+	ViaSat Inc., Senior Secured Notes, 5.625% due 4/15/27(a)	274,077
200,000	B+	VTR Comunicaciones SpA, Senior Secured Notes, 5.125% due 1/15/28(a)	209,500

		Total Telecommunications	18,759,789

Transportation — 1.1%
329,000	NR	Air Transport Services Group Inc., Senior Unsecured Notes, 1.125% due 10/15/24	353,579
401,000	B+	Cargo Aircraft Management Inc., Company Guaranteed Notes, 4.750% due 2/1/28(a)	413,030
411,000	B-	Watco Cos. LLC/Watco Finance Corp., Senior Unsecured Notes, 6.500% due 6/15/27(a)	435,146
70,000	B+	XPO CNW Inc., Senior Unsecured Notes, 6.700% due 5/1/34	74,692
		XPO Logistics Inc., Company Guaranteed Notes:
430,000	BB-	6.125% due 9/1/23(a)	438,847
1,173,000	BB-	6.250% due 5/1/25(a)	1,254,377

		Total Transportation	2,969,671

Trucking & Leasing — 0.0%
140,000	BB+	DAE Funding LLC, Company Guaranteed Notes, 5.000% due 8/1/24(a)	137,636

		TOTAL CORPORATE BONDS & NOTES (Cost — $244,246,857)	259,190,490

SENIOR LOANS — 5.4%
248,438	NR	ACProducts Inc., (Restricted, cost — $236,563, acquired 4/17/20), 7.500% (3-Month USD-LIBOR + 6.500%) due 8/18/25(h)	249,758
59,850	NR	Acrisure LLC, (Restricted, cost — $59,712, acquired 1/31/20), 3.656% (1-Month USD-LIBOR + 3.500%) due 2/15/27(h)	57,649
592,186	NR	AlixPartners LLP, 2.656% (1-Month USD-LIBOR + 2.500%) due 4/4/24	581,121
419,920	NR	Allen Media LLC, (Restricted, cost — $410,387, acquired 7/14/20), 5.808% (3-Month USD-LIBOR + 5.500%) due 2/10/27(h)	405,922
109,724	NR	Allied Universal Holdco LLC, (Restricted, cost — $104,988, acquired 5/21/20), 4.406% (1-Month USD-LIBOR + 4.250%) due 7/10/26(h)	109,121
1,818	NR	AmeriLife Holdings LLC, (Restricted, cost — $1,818, acquired 2/6/20), 4.084% (1-Month USD-LIBOR + 4.000%) due 3/18/27(h)(i)	1,795
26,591	NR	AmeriLife Holdings LLC, (Restricted, cost — $26,530, acquired 2/6/20), 4.156% (1-Month USD-LIBOR + 4.000%) due 3/18/27(h)	26,259
229,418	NR	Applovin Corp., (Restricted, cost — $222,719, acquired 4/16/20), 3.656% (1-Month USD-LIBOR + 3.500%) due 8/15/25(h)	227,876
170,000	NR	Aramark Intermediate HoldCo Corp., (Restricted, cost — $160,333, acquired 5/21/20), 1.911% (1-Month USD-LIBOR + 1.750%) due 3/11/25(h)	162,775
1,235,303	NR	Asurion LLC, 6.656% (1-Month USD-LIBOR + 6.500%) due 8/4/25	1,241,171
249,203	NR	Asurion LLC, (Restricted, cost — $243,448, acquired 4/8/20), 3.156% (1-Month USD-LIBOR + 3.000%) due 8/4/22(h)	246,918
29,625	NR	athenahealth Inc., (Restricted, cost — $29,163, acquired 2/7/19), 4.818% (3-Month USD-LIBOR + 4.500%) due 2/11/26(h)	29,459
316,385	NR	BellRing Brands LLC, 6.000% (1-Month USD-LIBOR + 5.000%) due 10/21/24	317,176
126,425	NR	Big River Steel LLC, 6.000% (3-Month USD-LIBOR + 5.000%) due 8/23/23	126,235
60,000	NR	Chesapeake Energy Corp., (Restricted, cost — $58,989, acquired 12/9/19), 9.000% (2-Month USD-LIBOR + 8.000%) due 6/24/24(g)(h)	40,125
59,550	NR	Clarios Global LP, (Restricted, cost — $59,471, acquired 4/3/19), 3.658% (1-Month USD-LIBOR + 3.500%) due 4/30/26(h)	58,545

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 5.4% — (continued)
$229,422	NR	Commscope Inc., (Restricted, cost — $220,778, acquired 4/17/20), 3.406% (1-Month USD-LIBOR + 3.250%) due 4/6/26(h)	$225,366
58,500	NR	CoreCivic Inc., (Restricted, cost — $55,983, acquired 12/12/19), 5.500% (1-Month USD-LIBOR + 4.500%) due 12/18/24(h)	58,012
329,175	NR	DCert Buyer Inc., (Restricted, cost — $319,281, acquired 4/17/20), 4.156% (1-Month USD-LIBOR + 4.000%) due 10/16/26(h)	326,056
80,000	NR	Deerfield Dakota Holding LLC, (Restricted, cost — $78,870, acquired 3/5/20), 9.000% (1-Month USD-LIBOR + 8.000%) due 4/10/28(h)	79,800
630,000	NR	Delta Air Lines Inc., (Restricted, cost — $620,499, acquired 4/27/20), 5.750% (3-Month USD-LIBOR + 4.750%) due 4/29/23(h)	629,550
397,890	NR	EIG Investors Corp., 4.750% (1-Month USD-LIBOR + 3.750%) due 2/9/23	396,696
50,468	NR	Envision Healthcare Corp., 3.906% (1-Month USD-LIBOR + 3.750%) due 10/10/25	36,770
270,000	NR	Equinox Holdings Inc., (Restricted, cost — $262,347, acquired 6/9/20), 10.000%(3-Month USD-LIBOR + 9.000%) due 3/8/24(h)	268,650
40,000	NR	EyeCare Partners LLC, (Restricted, cost — $39,626, acquired 2/18/20), 8.558% (3-Month USD-LIBOR + 8.250%) due 2/18/28(h)	34,900
48,527	NR	EyeCare Partners LLC, (Restricted, cost — $48,471, acquired 2/5/20), 4.822% (3-Month USD-LIBOR + 3.750%) due 2/18/27(h)	45,472
139,649	NR	First Eagle Holdings Inc., (Restricted, cost — $129,231, acquired 5/21/20), 2.808% (3-Month USD-LIBOR + 2.500%)due 2/1/27(h)	136,582
259,561	NR	Flutter Entertainment PLC, 3.808% (3-Month USD-LIBOR + 3.500%) due 7/10/25	260,215
259,338	NR	Focus Financial Partners LLC, (Restricted, cost — $246,789, acquired 4/24/20), 2.156% (1-Month USD-LIBOR + 2.000%) due 7/3/24(h)	253,909
480,000	NR	Garda World Security Corp., (Restricted, cost — $458,461, acquired 4/17/20), 4.930% (1-Month USD-LIBOR + 4.750%) due 10/30/26(h)	479,880
79,145	NR	Global Tel*Link Corp., (Restricted, cost — $76,330, acquired 8/16/19), 4.406% (1-Month USD-LIBOR + 4.250%) due 11/29/25(h)	69,248
220,419	NR	Graftech International Ltd., 4.500% (1-Month USD-LIBOR + 3.500%) due 2/12/25	217,939
229,424	NR	Grifols Worldwide Operations Ltd., (Restricted, cost — $225,320, acquired 4/16/20), 2.113% (1-Week USD-LIBOR + 2.000%) due 11/15/27(h)	225,346
293,204	NR	Herbalife Nutrition Ltd., 2.906% (1-Month USD-LIBOR + 2.750%) due 8/18/25	289,832
326,884	NR	Hillman Group Inc. , 5.072% (3-Month USD-LIBOR + 4.000%) due 5/30/25	321,012
250,000	NR	Intelsat Jackson Holdings SA, 8.625% due 1/2/24	253,673
498,724	NR	IRB Holding Corp., (Restricted, cost — $448,878, acquired 4/17/20), 3.750% (3-Month USD-LIBOR + 2.750%) due 2/5/25(h)	481,643
249,344	NR	Jaguar Holding Company I LLC, (Restricted, cost — $245,143, acquired 4/8/20), 3.500% (1-Month USD-LIBOR + 2.500%) due 8/18/22(h)	249,188
39,599	NR	Jane Street Group LLC, (Restricted, cost — $39,488, acquired 8/16/19), 3.156% (1-Month USD-LIBOR + 3.000%) due 1/31/25(h)	39,166
430,000	NR	JetBlue Airways Corp., (Restricted, cost — $428,989, acquired 6/12/20), 6.250% (3-Month USD-LIBOR + 5.250%)due 6/17/24(h)	429,785
200,000	NR	Level 3 Financing Inc., (Restricted, cost — $192,292, acquired 5/22/20), 1.906% (1-Month USD-LIBOR + 1.750%)due 3/1/27(h)	194,167
81,048	NR	LifePoint Health Inc., (Restricted, cost — $80,901, acquired 2/11/20), 3.906% (1-Month USD-LIBOR + 3.750%) due 11/16/25(h)	79,659
79,194	NR	McAfee LLC, (Restricted, cost — $79,280, acquired 8/16/19), 3.906% (1-Month USD-LIBOR + 3.750%) due 9/30/24(h)	78,650
9,943	NR	Michaels Stores Inc., (Restricted, cost — $9,196, acquired 2/28/20), 3.534% (1-Month USD-LIBOR + 2.500%) due 1/30/23(h)	9,585
320,000	NR	Mileage Plus Holdings LLC, (Restricted, cost — $313,741, acquired 6/25/20), 6.250% (3-Month USD-LIBOR + 5.250%)due 6/21/27(h)	323,901
69,630	NR	Mohegan Tribal Gaming Authority, (Restricted, cost — $69,014, acquired 1/10/20), 7.375% (1-Month USD-LIBOR + 6.375%) due 10/13/23(f)(h)	63,527
250,000	NR	Nexstar Broadcasting Inc., (Restricted, cost — $241,751, acquired 4/8/20), 2.906% (1-Month USD-LIBOR + 2.750%) due 9/18/26(h)	246,094

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 5.4% — (continued)
$268,328	NR	Nielsen Finance LLC, 4.750% (1-Month USD-LIBOR + 3.750%) due 6/4/25	$269,971
465,679	NR	PetSmart Inc., 5.000% (3-Month USD-LIBOR + 4.000%) due 3/11/22	465,534
249,373	NR	Phoenix Guarantor Inc., (Restricted, cost — $233,008, acquired 4/8/20), 3.412% (1-Month USD-LIBOR + 3.250%) due 3/5/26(h)	245,882
641,772	NR	Playtika Holding Corp., 7.072% (3-Month USD-LIBOR + 6.000%) due 12/10/24	648,225
88,200	NR	Ply Gem Midco Inc., (Restricted, cost — $87,989, acquired 3/29/18), 3.918% (1-Month USD-LIBOR + 3.750%) due 4/12/25(h)	86,905
149,623	NR	Prime Security Services Borrower LLC, (Restricted, cost — $143,515, acquired 5/21/20), 4.250% (3-Month USD-LIBOR + 3.250%) due 9/23/26(h)	149,343
50,000	NR	Radiology Partners Inc., (Restricted, cost — $46,671, acquired 5/21/20), 5.667% (3-Month USD-LIBOR + 4.250%) due 7/9/25(h)	48,011
82,177	NR	Radnet Management Inc., (Restricted, cost — $82,078, acquired 8/16/17), 4.750% (3-Month USD-LIBOR + 3.750%) due 6/30/23(h)	81,869
31,125	NR	Science Applications International Corp., (Restricted, cost — $30,834, acquired 3/5/20), 2.406% (1-Month USD-LIBOR + 2.250%) due 3/12/27(h)	31,008
318,317	NR	Sedgwick Claims Management Services Inc., (Restricted, cost — $299,521, acquired 4/30/20), 3.406% (1-Month USD-LIBOR + 3.250%) due 12/31/25(h)	308,236
33,568	NR	Spectacle Gary Holdings LLC, 11.000% (3-Month USD-LIBOR + 9.000%) due 12/23/25	31,805
78,012	NR	Spencer Spirit IH LLC, (Restricted, cost — $76,718, acquired 6/14/19), 6.245% (3-Month USD-LIBOR + 6.000%) due 6/19/26(f)(h)	69,301
92,502	NR	SS&C Technologies Holdings Inc., 1.906% (1-Month USD-LIBOR + 1.750%) due 4/16/25	90,116
49,725	NR	Terrier Media Buyer Inc., (Restricted, cost — $49,501, acquired 12/12/19), 4.406% (1-Month USD-LIBOR + 4.250%) due 12/17/26(h)	48,886
319,198	NR	TransDigm Inc., (Restricted, cost — $289,820, acquired 4/8/20), 2.406% (1-Month USD-LIBOR + 2.250%) due 12/9/25(h)	303,562
9,277	NR	U.S. Renal Care Inc., (Restricted, cost — $9,123, acquired 6/14/19), 5.188% (1-Month USD-LIBOR + 5.000%) due 6/26/26(h)	9,083
349,091	NR	US Foods Inc., (Restricted, cost — $333,611, acquired 4/8/20), 1.906% (1-Month USD-LIBOR + 1.750%) due 6/27/23(h)	337,527
319,186	NR	Verscend Holding Corp., (Restricted, cost — $305,279, acquired 4/8/20), 4.656% (1-Month USD-LIBOR + 4.500%) due 8/27/25(h)	317,823
250,000	NR	VICI Properties 1 LLC, (Restricted, cost — $235,603, acquired 4/8/20), 1.933% (1-Month USD-LIBOR + 1.750%) due 12/20/24(h)	241,321
230,000	NR	Virgin Media Bristol LLC, (Restricted, cost — $223,958, acquired 4/16/20), 2.662% (1-Month USD-LIBOR + 2.500%) due 1/31/28(h)	224,489
229,425	NR	VS Buyer LLC, (Restricted, cost — $225,069, acquired 4/17/20), 3.406% (1-Month USD-LIBOR + 3.250%) due 2/28/27(h)	227,131
239,138	NR	Whatabrands LLC, (Restricted, cost — $232,076, acquired 4/17/20), 2.905% (1-Month USD-LIBOR + 2.750%) due 7/31/26(h)	233,757

		TOTAL SENIOR LOANS (Cost — $14,938,781)	15,155,963

Shares/Units

CLOSED END MUTUAL FUND SECURITY — 0.2%

FINANCIALS — 0.2%

Capital Markets — 0.2%
4,750		iShares® iBoxx High Yield Corporate Bond ETF(j) (Cost — $368,030)	403,893

COMMON STOCKS — 0.1%

COMMUNICATIONS — 0.0%

Advertising — 0.0%
802		Clear Channel Outdoor Holdings Inc., Class A Shares*	938

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Shares/Units		Security	Value

COMMUNICATIONS — 0.0% — (continued)

Media — 0.0%
168		iHeartMedia Inc., Class A Shares*	$1,549

		TOTAL COMMUNICATIONS	2,487

ENERGY — 0.1%

Energy Equipment & Services — 0.0%
17,453		Hercules Offshore Inc.*#(f)(k)	14,257

Oil & Gas — 0.1%
21,784		Berry Corp.	85,829
7,241		Montage Resources Corp.*	37,364

		Total Oil & Gas	123,193

		TOTAL ENERGY	137,450

FINANCIALS — 0.0%

Diversified Financial Services — 0.0%
68		MWO Holdings, (Restricted, cost — $208,716, acquired 6/30/11), ADR,*#(f)(h)(k)	5,215

		TOTAL COMMON STOCKS (Cost — $2,129,164)	145,152

PREFERRED STOCKS — 0.1%

CONSUMER CYCLICAL — 0.1%

Distribution/Wholesale — 0.1%
6,182		WESCO International Inc., 10.625% (5-Year CMT Index + 10.325%)*(c)(d)	171,674

FINANCIALS — 0.0%

Banks — 0.0%
3,884		GMAC Capital Trust I, 6.065% (3-Month USD-LIBOR + 5.785%) due 2/15/40(c)	95,275

Diversified Financial Services — 0.0%
1,175		B. Riley Financial Inc., 6.875% due 9/30/23	29,257

		TOTAL FINANCIALS	124,532

		TOTAL PREFERRED STOCKS (Cost — $262,989)	296,206

CONVERTIBLE PREFERRED STOCK — 0.0%

CONSUMER NON-CYCLICAL — 0.0%

Pharmaceuticals — 0.0%
2,000		Becton Dickinson & Co., 6.000% due 6/1/23 (Cost — $101,997)	106,860

Face Amount/Units†	Rating††

SOVEREIGN BOND — 0.0%

Argentina — 0.0%
$150,000	D	Argentine Republic Government International Bonds, 7.500% due 4/22/26 (Cost — $159,450)	68,955

Shares/Units

WARRANT — 0.0%

Media — 0.0%
853		iHeartMedia Inc., (Restricted, cost — $4,488, acquired 8/28/19), expires 5/1/39*(f)(h)	7,007

		(Cost — $4,488)	7,007

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $262,211,756)	275,374,526

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Security	Value

SHORT-TERM INVESTMENTS (l) — 1.7%

TIME DEPOSITS — 1.7%
1,127,068	Banco Santander SA — Frankfurt, 0.010% due 9/1/20	$1,127,068
1,363,890	Citibank — New York, 0.010% due 9/1/20	1,363,890
2,241,816	JPMorgan Chase & Co. — New York, 0.010% due 9/1/20	2,241,816

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,732,774)	4,732,774

	TOTAL INVESTMENTS — 99.3% (Cost — $266,944,530)	280,107,300

	Other Assets in Excess of Liabilities — 0.7%	2,134,433

	TOTAL NET ASSETS — 100.0%	$282,241,733

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $165,619,254 and represents 58.7% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2020.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Illiquid security.
(g)	Security is currently in default.
(h)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2020, amounts to $9,620,694 and represents 3.4% of net assets.
(i)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	All or a portion of this security is on loan (See Note 1).
(k)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(l)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 1.7%.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2020, for High Yield Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
High Yield Fund	$268,177,812	$16,544,266	$(4,215,254)	$12,329,012

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CMT	— Constant Maturity Treasury Rate
ETF	— Exchange-Traded Fund
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
SOFR	— Secured Overnight Financing Rate

See pages 301-302 for definitions of ratings.

Summary of Investments by Security Type^
Corporate Bonds & Notes	92.4%
Senior Loans	5.4
Closed End Mutual Fund Security	0.2
Preferred Stocks	0.1
Common Stocks	0.1
Convertible Preferred Stock	0.0	*
Sovereign Bond	0.0	*
Warrant	0.0	*
Short-Term Investments	1.8

	100.0	%+

^	As a percentage of total investments.
*	Position represents less than 0.05%.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2020, High Yield Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Note December (CBT) Futures	6	12/20	$836,080	$835,500	$580

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SOVEREIGN BONDS — 51.1%

Argentina — 0.1%
360,000	ARS	Argentine Bonos del Tesoro, 15.500% due 10/17/26	$2,122
4,960,000	ARS	Bonos del Tesoro Nacional en Pesos Badlar, 31.557% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 2.000%) due 4/3/22(a)(b)	69,257
780,000	ARS	Ciudad Autonoma de Buenos Aires, 34.506% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 5.000%) due 1/23/22(a)(b)	11,023
460,000	ARS	Provincia de Buenos Aires, 33.285% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 3.750%) due 4/12/25(a)(b)(c)	5,657

		Total Argentina	88,059

Australia — 1.6%
800,000	AUD	Australia Government Bonds, 3.000% due 3/21/47	736,967
500,000	AUD	New South Wales Treasury Corp., 2.000% due 3/20/31	387,805
300,000	AUD	Northern Territory Treasury Corp., 2.000% due 4/21/31	223,938
		Queensland Treasury Corp.:
400,000	AUD	3.500% due 8/21/30(c)	353,373
200,000	AUD	1.750% due 8/21/31(c)	150,758
		Treasury Corp. of Victoria:
100,000	AUD	2.500% due 10/22/29	81,759
150,000	AUD	4.250% due 12/20/32	143,706
100,000	AUD	Western Australian Treasury Corp., 2.750% due 7/24/29	83,420

		Total Australia	2,161,726

Canada — 1.8%
3,100,000	CAD	Province of Ontario Canada, 3.150% due 6/2/22	2,493,382

China — 2.3%
20,200,000	CNY	China Development Bank, 4.240% due 8/24/27	3,090,663

Finland — 0.6%
600,000	EUR	Finland Government Bonds, 0.875% due 9/15/25(c)	768,027

France — 5.5%
		French Republic Government Bonds OAT:
900,000	EUR	3.250% due 5/25/45	1,774,862
3,000,000	EUR	2.000% due 5/25/48(c)	4,945,928
600,000	EUR	0.750% due 5/25/52(c)	743,083

		Total France	7,463,873

Israel — 0.3%
$200,000		Israel Government International Bonds, 3.250% due 1/17/28	228,433
200,000		State of Israel, 3.800% due 5/13/60	237,672

		Total Israel	466,105

Italy — 4.6%
		Italy Buoni Poliennali Del Tesoro:
900,000	EUR	0.350% due 2/1/25	1,071,342
1,700,000	EUR	1.850% due 7/1/25(c)	2,158,857
1,800,000	EUR	2.450% due 9/1/50(c)	2,340,439
400,000	GBP	Republic of Italy Government International Bonds, 6.000% due 8/4/28	674,236

		Total Italy	6,244,874

Japan — 15.6%
		Development Bank of Japan Inc.:
200,000		2.000% due 10/19/21	203,558
1,200,000		2.500% due 10/18/22	1,251,120

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Japan — 15.6% — (continued)
		Japan Bank for International Cooperation:
$200,000		2.375% due 7/21/22	$207,539
200,000		3.250% due 7/20/23	216,422
200,000		3.375% due 10/31/23	218,417
		Japan Finance Organization for Municipalities:
500,000		2.125% due 4/13/21(c)	505,097
200,000		2.625% due 4/20/22(c)	207,018
		Japan Government Thirty Year Bonds:
210,000,000	JPY	1.700% due 9/20/44	2,517,824
310,000,000	JPY	1.400% due 9/20/45	3,527,546
152,000,000	JPY	0.500% due 9/20/46	1,419,631
168,000,000	JPY	0.700% due 12/20/48	1,635,884
170,000,000	JPY	0.500% due 3/20/49	1,568,551
		Japan Government Twenty Year Bonds:
150,000,000	JPY	1.300% due 6/20/35	1,624,446
181,000,000	JPY	1.200% due 9/20/35	1,936,494
190,000,000	JPY	1.000% due 12/20/35	1,980,175
60,000,000	JPY	0.400% due 3/20/36	573,985
110,983,400	JPY	Japanese Government CPI Linked Bonds, 0.100% due 3/10/28	1,053,203
400,000		Tokyo Metropolitan Government, 2.000% due 5/17/21(c)	403,987

		Total Japan	21,050,897

Kuwait — 0.8%
900,000		Kuwait International Government Bonds, 3.500% due 3/20/27	1,020,375

Lithuania — 0.5%
500,000	EUR	Lithuania Government Bonds, 0.100% due 4/1/23	599,719
100,000		Lithuania Government International Bonds, 6.125% due 3/9/21	102,989

		Total Lithuania	702,708

Malaysia — 0.7%
		Malaysia Government Bonds:
1,100,000	MYR	3.906% due 7/15/26	288,879
700,000	MYR	3.502% due 5/31/27	180,381
		Malaysia Government Investment Issues:
500,000	MYR	3.655% due 10/15/24	127,601
600,000	MYR	4.369% due 10/31/28	163,199
700,000	MYR	4.130% due 7/9/29	187,123

		Total Malaysia	947,183

New Zealand — 0.1%
100,000	NZD	New Zealand Government Bonds, 1.750% due 5/15/41	72,664

Peru — 1.2%
		Peruvian Government International Bonds:
1,300,000	PEN	6.350% due 8/12/28	449,000
1,300,000	PEN	6.350% due 8/12/28(c)	449,000
700,000	PEN	5.940% due 2/12/29	235,329
400,000	PEN	5.940% due 2/12/29(c)	134,749
700,000	PEN	6.950% due 8/12/31(c)	249,011
200,000	PEN	5.350% due 8/12/40(c)	57,666

		Total Peru	1,574,755

Poland — 0.6%
2,700,000	PLN	Republic of Poland Government Bonds, 3.250% due 7/25/25	821,973

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Qatar — 1.4%
		Qatar Government International Bonds:
$1,000,000		3.875% due 4/23/23	$1,077,817
500,000		4.500% due 4/23/28	600,975
200,000		4.400% due 4/16/50(c)	260,112

		Total Qatar	1,938,904

Saudi Arabia — 0.9%
1,200,000		Saudi Government International Bonds, 2.375% due 10/26/21	1,223,376

Slovenia — 0.2%
250,000		Slovenia Government International Bonds, 5.250% due 2/18/24	288,707

Spain — 8.1%
		Autonomous Community of Catalonia:
100,000	EUR	4.900% due 9/15/21	125,382
100,000	EUR	4.220% due 4/26/35(b)	150,980
		Spain Government Bonds:
300,000	EUR	0.250% due 7/30/24(c)	365,648
2,000,000	EUR	1.450% due 10/31/27(c)	2,619,112
1,500,000	EUR	1.400% due 7/30/28(c)	1,964,868
1,000,000	EUR	1.450% due 4/30/29(c)	1,316,060
400,000	EUR	0.500% due 4/30/30(c)	484,805
1,600,000	EUR	1.250% due 10/31/30(c)	2,070,018
400,000	EUR	1.850% due 7/30/35(c)	553,216
1,100,000	EUR	1.000% due 10/31/50(c)	1,237,023

		Total Spain	10,887,112

United Arab Emirates — 0.5%
		Abu Dhabi Government International Bonds:
200,000		3.125% due 10/11/27(c)	222,999
200,000		3.125% due 4/16/30(c)	224,793
200,000		3.875% due 4/16/50(c)	244,421

		Total United Arab Emirates	692,213

United Kingdom — 3.7%
		United Kingdom Gilt:
1,400,000	GBP	3.250% due 1/22/44	2,810,722
700,000	GBP	3.500% due 1/22/45(d)	1,473,318
300,000	GBP	1.750% due 1/22/49(d)	488,087
200,000	GBP	0.625% due 10/22/50(d)	248,151

		Total United Kingdom	5,020,278

		TOTAL SOVEREIGN BONDS (Cost — $62,192,310)	69,017,854

MORTGAGE-BACKED SECURITIES — 50.1%

FNMA — 48.9%
		Federal National Mortgage Association (FNMA):
340,838		3.500% due 10/1/34 — 2/1/50(d)	366,666
16,300,000		3.500% due 10/1/50	17,208,597
28,223		3.773% (1-Year CMT Index + 2.360%) due 11/1/34(a)	29,849
22,252		6.500% due 8/1/37	23,280
387,261		3.000% due 10/1/49(d)	417,843
470,186		4.000% due 5/1/50(d)	500,977
22,000,000		4.000% due 10/1/50	23,472,969
5,300,000		2.000% due 10/1/50 — 11/1/50(e)	5,444,138
17,800,000		2.500% due 11/1/50(e)	18,662,639

		Total FNMA	66,126,958

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

GNMA — 1.2%
		Government National Mortgage Association II (GNMA):
$1,500,000		2.000% due 10/1/50(e)	$1,550,859
1,638		6.000% due 9/20/38	1,787

		Total GNMA	1,552,646

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $67,104,038)	67,679,604

CORPORATE BONDS & NOTES — 24.6%

Argentina — 0.0%
1,390,000	ARS	YPF SA, Senior Unsecured Notes, 35.724% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 6.000%) due 3/4/21(a)(b)	20,474

Canada — 0.6%
100,000	EUR	Fairfax Financial Holdings Ltd., Senior Unsecured Notes, 2.750% due 3/29/28(c)	123,621
300,000		HSBC Bank Canada, Covered Notes, 3.300% due 11/28/21(c)	310,878
400,000		Toronto-Dominion Bank (The), Covered Notes, 2.100% due 7/15/22(c)	412,823

		Total Canada	847,322

Cayman Islands — 1.6%
300,000		CK Hutchison International 17 Ltd., Company Guaranteed Notes, 2.875% due 4/5/22(c)	308,661
		KSA Sukuk Ltd., Senior Unsecured Notes:
200,000		2.894% due 4/20/22(c)	206,503
500,000		4.303% due 1/19/29(c)	582,872
200,000		Sands China Ltd., Senior Unsecured Notes, 5.400% due 8/8/28	227,312
200,000		Sunac China Holdings Ltd., Senior Secured Notes, 7.875% due 2/15/22	206,499
689,485		US Capital Funding II Ltd./US Capital Funding II Corp., Asset Backed, 1.001% (3-Month USD-LIBOR + 0.750%) due 8/1/34(a)(c)	641,221

		Total Cayman Islands	2,173,068

Denmark — 4.6%
		Jyske Realkredit AS, Covered Notes:
1	DKK	1.500% due 10/1/37	—
1	DKK	2.000% due 10/1/47	—
2	DKK	3.000% due 10/1/47	1
6,792,565	DKK	1.000% due 10/1/50	1,084,219
1	DKK	1.500% due 10/1/50	—
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
2	DKK	1.500% due 10/1/37	1
1	DKK	2.500% due 10/1/37	—
1	DKK	2.500% due 10/1/47	—
9,493,355	DKK	1.000% due 10/1/50	1,513,207
319,394	DKK	1.500% due 10/1/50	52,243
1	DKK	2.000% due 10/1/50	—
		Nykredit Realkredit AS, Covered Notes:
1	DKK	2.500% due 10/1/36	—
1	DKK	2.000% due 7/1/37	—
1	DKK	1.500% due 10/1/37	—
1	DKK	2.000% due 10/1/47	—
1	DKK	2.500% due 10/1/47	—
14,472,054	DKK	1.000% due 10/1/50	2,300,033
3,923,644	DKK	1.500% due 10/1/50	642,607
3,800,000	DKK	1.000% due 10/1/53	603,800
		Realkredit Danmark AS, Covered Notes:
2	DKK	2.500% due 4/1/36	—
2	DKK	2.500% due 4/1/47	1

		Total Denmark	6,196,112

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

France — 0.3%
100,000	GBP	BNP Paribas SA, Senior Unsecured Notes, 3.375% due 1/23/26	$148,352
$250,000		Credit Agricole SA, Senior Unsecured Notes, 3.750% due 4/24/23(c)	270,100

		Total France	418,452

Germany — 2.1%
		Deutsche Bank AG, Senior Unsecured Notes:
400,000		1.073% (3-Month USD-LIBOR + 0.815%) due 1/22/21(a)	399,762
100,000		3.150% due 1/22/21	100,817
800,000		4.250% due 10/14/21	827,713
350,000		3.961% (SOFR + 2.581%) due 11/26/25(a)	376,525
300,000	EUR	2.625% due 2/12/26	380,084
300,000		IHO Verwaltungs GmbH, Senior Secured Notes, 6.000% (6.000% cash or 6.750 PIK) due 5/15/27(c)(f)	315,880
400,000	EUR	Volkswagen Leasing GmbH, Company Guaranteed Notes, 0.021% (0.450% - 3-Month EURIBOR) due 7/6/21(g)	476,726

		Total Germany	2,877,507

Ireland — 0.2%
200,000		SMBC Aviation Capital Finance DAC, Company Guaranteed Notes, 3.000% due 7/15/22(c)	204,166

Italy — 0.9%
		Banca Carige SpA, Covered Notes:
400,000	EUR	1.247% (1.700% - 3-Month EURIBOR) due 10/25/21(g)	480,706
400,000	EUR	1.013% (1.500% - 3-Month EURIBOR) due 5/25/22(g)	480,686
200,000	EUR	UniCredit SpA, Junior Subordinated Notes, 9.250% (9.300% - 5-Year EUR Swap Rate)(g)(h)	262,193

		Total Italy	1,223,585

Japan — 0.1%
200,000		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes, 2.091% due 9/14/21	202,585

Jersey Channel Islands — 0.1%
100,000	GBP	Kennedy Wilson Europe Real Estate Ltd., Senior Unsecured Notes, 3.950% due 6/30/22	131,331

Luxembourg — 0.1%
200,000		NORD/LB Luxembourg SA Covered Bonds Bank, Covered Notes, 2.875% due 2/16/21	202,151

Netherlands — 1.2%
400,000		BMW Finance NV, Company Guaranteed Notes, 2.250% due 8/12/22(c)	412,542
200,000	EUR	Cooperatieve Rabobank UA, Junior Subordinated Notes, 6.625% (6.697% - 5-Year EUR Swap Rate)(g)(h)	248,495
300,000	EUR	ING Bank NV, Senior Unsecured Notes, 0.375% due 11/26/21	360,698
		Petrobras Global Finance BV, Company Guaranteed Notes:
170,000		6.125% due 1/17/22	179,948
278,000		5.093% due 1/15/30(c)	290,163
50,000	EUR	Stichting AK Rabobank Certificaten, Junior Subordinated Notes, 6.500%(h)	69,624

		Total Netherlands	1,561,470

Portugal — 0.1%
		Banco Espirito Santo SA, Senior Unsecured Notes:
200,000	EUR	4.750% due 1/15/18(b)(i)	36,996
200,000	EUR	4.000% due 1/21/19(b)(i)	36,995

		Total Portugal	73,991

Singapore — 0.2%
200,000		BOC Aviation Ltd., Senior Unsecured Notes, 2.750% due 9/18/22(c)	204,596
100,000		DBS Bank Ltd., Covered Notes, 3.300% due 11/27/21(c)	103,527

		Total Singapore	308,123

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Supranational — 0.7%
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	$367,644
800,000	AUD	0.500% due 8/10/23	589,480

		Total Supranational	957,124

Switzerland — 1.5%
		Credit Suisse Group AG, Senior Unsecured Notes:
$300,000		2.997% (3-Month USD-LIBOR + 1.200%) due 12/14/23(a)(c)	313,641
250,000		4.282% due 1/9/28(c)	284,885
250,000		3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(a)(c)	281,315
		UBS AG, Subordinated Notes:
250,000		7.625% due 8/17/22	280,479
400,000		5.125% due 5/15/24	442,274
400,000		UBS Group AG, Senior Unsecured Notes, 1.230% (3-Month USD-LIBOR + 0.950%) due 8/15/23(a)(c)	402,528

		Total Switzerland	2,005,122

United Kingdom — 5.8%
400,000		Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	444,920
		Barclays PLC:
600,000	GBP	Junior Subordinated Notes, 7.125% (5-Year UK Government Note Generic Bid Yield + 6.579%)(a)(h)	863,019
		Senior Unsecured Notes:
600,000		2.353% (3-Month USD-LIBOR + 2.110%) due 8/10/21(a)	610,237
200,000		4.610% (3-Month USD-LIBOR + 1.400%) due 2/15/23(a)	210,330
100,000		British Telecommunications PLC, Senior Unsecured Notes, 9.625% due 12/15/30	163,112
100,000	EUR	FCE Bank PLC, Senior Unsecured Notes, 1.660% due 2/11/21	118,875
		HSBC Holdings PLC:
		Senior Unsecured Notes:
300,000		1.270% (3-Month USD-LIBOR + 1.000%) due 5/18/24(a)	300,911
200,000		3.803% (3-Month USD-LIBOR + 1.211%) due 3/11/25(a)	216,923
100,000	GBP	Subordinated Notes, 6.750% due 9/11/28	175,355
		Lloyds Banking Group PLC:
200,000	GBP	Junior Subordinated Notes, 5.125% (5-Year UK Government Note Generic Bid Yield + 4.607%)(a)(h)	263,006
		Senior Unsecured Notes:
300,000		4.050% due 8/16/23	328,826
200,000		3.900% due 3/12/24	220,067
300,000		Subordinated Notes, 4.582% due 12/10/25	338,200
200,000	GBP	Marks & Spencer PLC, Senior Unsecured Notes, 3.000% due 12/8/23	272,132
200,000		Nationwide Building Society, Senior Unsecured Notes, 3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(a)(c)	213,333
		Natwest Group PLC:
		Junior Subordinated Notes:
200,000		6.000% (5-Year CMT Index + 5.625%)(a)(h)	211,194
200,000		8.000% (5-Year USD Swap Rate + 5.720%)(a)(h)	228,478
200,000		8.625% (5-Year USD Swap Rate + 7.598%)(a)(h)	210,678
		Senior Unsecured Notes:
800,000		1.847% (3-Month USD-LIBOR + 1.550%) due 6/25/24(a)	807,388
200,000		4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(a)	218,333
100,000	GBP	RAC Bonds Co. PLC, Senior Secured Notes, 4.870% due 5/6/26	135,032
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
400,000		4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(a)	445,711
600,000		3.823% (3-Month USD-LIBOR + 1.400%) due 11/3/28(a)	669,726
97,185	GBP	Tesco Property Finance 4 PLC, Senior Secured Notes, 5.801% due 10/13/40	174,997

		Total United Kingdom	7,840,783

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United States — 4.5%
$100,000		AbbVie Inc., Senior Unsecured Notes, 3.450% due 3/15/22(c)	$104,041
		AT&T Inc.:
200,000	EUR	Junior Subordinated Notes, 2.875% (3.140%—5-Year EURIBOR ICE Swap Rate)(g)(h)	234,391
300,000	EUR	Senior Unsecured Notes, 1.800% due 9/5/26	384,893
400,000		Aviation Capital Group LLC, Senior Unsecured Notes, 1.196% (3-Month USD-LIBOR + 0.950%) due 6/1/21(a)(c)	389,733
200,000		Bank of America Corp., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 2.931%)(a)(h)	220,043
58,000		Campbell Soup Co., Senior Unsecured Notes, 3.650% due 3/15/23	62,106
700,000		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.464% due 7/23/22	746,212
300,000		Daimler Finance North America LLC, Company Guaranteed Notes, 0.687% (3-Month USD-LIBOR + 0.430%) due 2/12/21(a)(c)	299,877
180,000		Dell International LLC/EMC Corp., Senior Secured Notes, 4.420% due 6/15/21(c)	184,673
200,000		Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 0.913% (3-Month USD-LIBOR + 0.600%) due 6/15/21(a)	200,837
400,000		Duke Energy Corp., Senior Unsecured Notes, 0.965% (3-Month USD-LIBOR + 0.650%) due 3/11/22(a)	402,829
200,000		Emera US Finance LP, Company Guaranteed Notes, 2.700% due 6/15/21	203,187
200,000		EPR Properties, Company Guaranteed Notes, 4.500% due 6/1/27	187,834
100,000		Equifax Inc., Senior Unsecured Notes, 3.600% due 8/15/21	102,959
		Fidelity National Information Services Inc.:
		Senior Unsecured Notes:
100,000	EUR	0.400% due 1/15/21	119,418
100,000	GBP	1.700% due 6/30/22	136,260
100,000	EUR	Company Guaranteed Notes, 0.750% due 5/21/23	121,624
100,000		General Motors Financial Co., Inc., Company Guaranteed Notes, 1.118% (3-Month USD-LIBOR + 0.850%) due 4/9/21(a)	99,986
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, zero coupon, due 12/28/17(b)(i)	16,412
100,000		Pacific Gas & Electric Co., 1st Mortgage Notes, 3.450% due 7/1/25	104,956
300,000		Progress Energy Inc., Senior Unsecured Notes, 4.400% due 1/15/21	301,527
100,000		Santander Holdings USA Inc., Senior Unsecured Notes, 3.400% due 1/18/23	104,900
		Volkswagen Group of America Finance LLC, Company Guaranteed Notes:
300,000		1.024% (3-Month USD-LIBOR + 0.770%) due 11/13/20(a)(c)	300,389
200,000		3.875% due 11/13/20(c)	201,336
300,000		1.197% (3-Month USD-LIBOR + 0.940%) due 11/12/21(a)(c)	300,212
200,000		4.000% due 11/12/21(c)	208,163
300,000		Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 3.150% due 4/1/22	310,881

		Total United States	6,049,679

		TOTAL CORPORATE BONDS & NOTES (Cost — $31,837,338)	33,293,045

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.1%
400,000		ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4, 1.075% (1-Month USD-LIBOR + 0.900%) due 8/25/35(a)	389,626
235,095	EUR	Adagio IV CLO Ltd., Series IV-A, Class A2R, 1.100% due 10/15/29(c)	280,271
353,904	GBP	ALBA PLC, Series 2007-1, Class A3, 0.342% (3-Month GBP-LIBOR + 0.170%) due 3/17/39(a)	447,045
568,852		Argent Mortgage Loan Trust, Series 2005-W1, Class A1, 0.655% (1-Month USD-LIBOR + 0.480%) due 5/25/35(a)	516,654
16,095		Banc of America Funding Trust, Series 2006-A, Class 1A1, 4.164% due 2/20/36(a)	15,578
224,090		Bayview Financial Asset Trust, Series 2007-SR1A, Class A, 2.927% (1-Month USD-LIBOR + 0.450%) due 3/25/37(a)(c)	210,473

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.1% — (continued)
		Bear Stearns Adjustable Rate Mortgage Trust:
$3,388		Series 2003-5, Class 1A2, 3.170% due 8/25/33(a)	$3,382
5,142		Series 2003-7, Class 6A, 3.750% due 10/25/33(a)	5,116
15,513		Series 2004-2, Class 22A, 3.800% due 5/25/34(a)	14,744
5,497		Series 2004-2, Class 23A, 3.117% due 5/25/34(a)	4,853
63,775		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 3.257% due 1/26/36(a)	56,253
203,678	EUR	Black Diamond CLO Designated Activity Co., Series 2015-1A, Class A1R, 0.650% (3-Month EURIBOR + 0.650%) due 10/3/29(a)(c)	243,011
250,000	EUR	Cairn CLO VII BV, Series 2016-7A, Class A1R, 0.670% (3-Month EURIBOR + 0.670%) due 1/31/30(a)(c)	297,251
381,129		California Street CLO XII Ltd., Series 2013-12A, Class AR, 1.305% (3-Month USD-LIBOR + 1.030%) due 10/15/25(a)(c)	380,622
		Countrywide Alternative Loan Trust:
6,005		Series 2005-21CB, Class A3, 5.250% due 6/25/35	5,652
23,011		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	18,100
43,255		Series 2007-11T1, Class A12, 0.525% (1-Month USD-LIBOR + 0.350%) due 5/25/37(a)	14,722
31,050		Series 2007-7T2, Class A9, 6.000% due 4/25/37	19,948
		Countrywide Asset-Backed Certificates:
130,331		Series 2006-18, Class 2A2, 0.335% (1-Month USD-LIBOR + 0.160%) due 3/25/37(a)	129,375
400,000		Series 2007-9, Class 2A4, 0.425% (1-Month USD-LIBOR + 0.250%) due 2/25/36(a)	366,555
79,235		Series 2007-12, Class 1A1, 0.915% (1-Month USD-LIBOR + 0.740%) due 8/25/47(a)	76,894
632,332		Series 2007-13, Class 1A, 1.015% (1-Month USD-LIBOR + 0.840%) due 10/25/47(a)	618,908
280,482		Series 2007-SEA2, Class 1A1, 1.175% (1-Month USD-LIBOR + 1.000%) due 8/25/47(a)(c)	278,160
		Countrywide Home Loan Mortgage Pass-Through Trust:
1,840		Series 2004-12, Class 11A1, 3.019% due 8/25/34(a)	1,788
65,430		Series 2005-2, Class 1A1, 0.815% (1-Month USD-LIBOR + 0.640%) due 3/25/35(a)	56,913
5,867		Series 2005-3, Class 2A1, 0.755% (1-Month USD-LIBOR + 0.580%) due 4/25/35(a)	5,432
67,686		Series 2005-9, Class 1A3, 0.635% (1-Month USD-LIBOR + 0.460%) due 5/25/35(a)	59,184
20,478		Series 2005-11, Class 3A1, 2.640% due 4/25/35(a)	17,822
19,037		Series 2005-HYB9, Class 3A2A, 3.711% (1-Year USD-LIBOR + 1.750%) due 2/20/36(a)	16,616
666,768		Series 2007-4, Class 1A47, 6.000% due 5/25/37	484,459
108,278		Series 2007-19, Class 2A1, 6.500% due 11/25/47	81,828
481,315		Credit Suisse Mortgage Capital Certificates, Series 2007-NC1, Class 2A1, 0.775% (1-Month USD-LIBOR + 0.600%) due 9/25/37(a)	472,165
		Credit Suisse Mortgage Capital Trust:
35,686		Series 2007-5R, Class A5, 6.500% due 7/26/36	15,694
386,857		Series 2019-RPL9, Class A1, 3.056% due 10/27/59(a)(c)	388,587
392,941		Crown Point CLO 6 Ltd., Series 2018-6A, Class A1, 1.442% (3-Month USD-LIBOR + 1.170%) due 10/20/28(a)(c)	391,518
151,744		CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	49,773
574,334		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 0.925% (1-Month USD-LIBOR + 0.750%) due 10/25/47(a)	520,660
300,000	EUR	Dryden 46 Euro CLO 2016 BV, Series 2016-46A, Class A1R, 0.880% (3-Month EURIBOR + 0.880%) due 1/15/30(a)(c)	357,301
221,277	GBP	Durham Mortgages A PLC, Series 2018-AX, Class A, 0.617% (3-Month GBP-LIBOR + 0.550%) due 3/31/53(a)	294,920
593,204		Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 1.225% (1-Month USD-LIBOR + 1.050%) due 5/25/37(a)(c)	585,421
170,311	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.343% (3-Month GBP-LIBOR + 0.150%) due 6/15/44(a)	220,576
365,030	GBP	Eurosail-UK PLC, Series 2007-4X, Class A3, 1.143% (3-Month GBP-LIBOR + 0.950%) due 6/13/45(a)	484,040

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.1% — (continued)
$95,231		Evans Grove CLO Ltd., Series 2018-1A, Class A1, 1.291% (3-Month USD-LIBOR + 0.920%) due 5/28/28(a)(c)	$94,264
		Federal Home Loan Mortgage Corp. (FHLMC):
23,520		Series T-35, Class A, 0.315% (1-Month USD-LIBOR + 0.140%) due 9/25/31(a)	23,322
31,830		Series T-62, Class 1A1, 2.371% (1-Year Treasury Average Rate + 1.200%) due 10/25/44(a)	32,794
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
24,537		Series 2391, Class FJ, 0.662% (1-Month USD-LIBOR + 0.500%) due 4/15/28(a)	24,588
39,139		Series 2614, Class SJ, 19.217% (19.663% - 2.75% x 1-Month USD-LIBOR) due 5/15/33(g)	60,796
160,322		Series 4579, Class FD, 0.521% (1-Month USD-LIBOR + 0.350%) due 1/15/38(a)	159,982
160,322		Series 4579, Class SD, 3.244% due 1/15/38(a)(j)	9,126
282,887		Series 5002, Class FJ, 0.562% (1-Month USD-LIBOR + 0.400%) due 7/25/50(a)	283,808
5,753		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	6,812
		Federal National Mortgage Association (FNMA), REMICS:
5,768		Series 2003-34, Class A1, 6.000% due 4/25/43	6,714
10,803		Series 2006-48, Class TF, 0.575% (1-Month USD-LIBOR + 0.400%) due 6/25/36(a)	10,854
89,363		Series 2009-104, Class FA, 0.975% (1-Month USD-LIBOR + 0.800%) due 12/25/39(a)	89,448
41,196		Federal National Mortgage Association (FNMA), REMICS Trust, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	48,071
86,799		Figueroa CLO Ltd., Series 2014-1A, Class AR, 1.175% (3-Month USD-LIBOR + 0.900%) due 1/15/27(a)(c)	86,766
174,961		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 0.535% (1-Month USD-LIBOR + 0.360%) due 10/25/35(a)	173,730
27,312		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 3.791% due 11/19/35(a)	24,958
		Government National Mortgage Association (GNMA):
390,174		Series 2016-H15, Class FA, 0.964% (1-Month USD-LIBOR + 0.800%) due 7/20/66(a)	394,616
46,654		Series 2017-121, Class PE, 3.000% due 7/20/46	47,971
		GSR Mortgage Loan Trust:
10,107		Series 2003-1, Class A2, 2.930% (1-Year CMT Index + 1.750%) due 3/25/33(a)	9,881
128,706		Series 2005-AR7, Class 2A1, 3.837% due 11/25/35(a)	127,782
		Harborview Mortgage Loan Trust:
17,045		Series 2005-2, Class 2A1A, 0.601% (1-Month USD-LIBOR + 0.440%) due 5/19/35(a)	15,795
38,406		Series 2005-3, Class 2A1A, 0.641% (1-Month USD-LIBOR + 0.480%) due 6/19/35(a)	37,390
74,959		Series 2006-SB1, Class A1A, 2.021% (1-Year Treasury Average Rate + 0.850%) due 12/19/36(a)	69,051
96,209		Series 2007-1, Class 2A1A, 0.291% (1-Month USD-LIBOR + 0.130%) due 3/19/37(a)	89,569
436,142	GBP	Hawksmoor Mortgages, Series 2019-1A, Class A, 1.112% (Sterling Overnight Index Average + 1.050%) due 5/25/53(a)(c)	584,564
295,286		Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, 1.657% due 5/25/65(a)(c)	296,060
		JPMorgan Mortgage Trust:
2,752		Series 2003-A2, Class 3A1, 3.057% due 11/25/33(a)	2,766
1,118		Series 2005-A1, Class 6T1, 3.597% due 2/25/35(a)	1,061
32,437		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.475% due 7/27/37(a)(c)	32,648
495,510	GBP	Ludgate Funding PLC, Series 2007-1, Class A2A, 0.311% (3-Month GBP-LIBOR + 0.160%) due 1/1/61(a)	623,593
300,000		Manhattan West, Series 2020-1MW, Class A, 2.130% due 9/10/39(c)	312,681
4,242		Merrill Lynch Mortgage Investors Trust, Series 2003-A2, Class 1A1, 2.736% due 2/25/33(a)	4,081
336,916		Monarch Grove CLO, Series 2018-1A, Class A1, 1.125% (3-Month USD-LIBOR + 0.880%) due 1/25/28(a)(c)	334,905
		New Residential Mortgage Loan Trust:
361,347		Series 2019-RPL3, Class A1, 2.750% due 7/25/59(a)(c)	377,608
375,007		Series 2020-RPL1, Class A1, 2.750% due 11/25/59(a)(c)	396,248
612,338	GBP	Newgate Funding PLC, Series 2007-1X, Class A3, 0.397% (3-Month GBP-LIBOR + 0.160%) due 12/1/50(a)	770,996

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.1% — (continued)
$400,000		NovaStar Mortgage Funding Trust, Series 2006-1, Class A2D, 0.715% (1-Month USD-LIBOR + 0.540%) due 5/25/36(a)	$364,564
87,641		Option One Mortgage Loan Trust, Series 2007-CP1, Class 1A1, 0.315% (1-Month USD-LIBOR + 0.140%) due 3/25/37(a)	78,847
126,280		RAAC Trust, Series 2007-SP3, Class A1, 1.375% (1-Month USD-LIBOR + 1.200%) due 9/25/47(a)	126,872
		RALI Trust:
133,710		Series 2006-QS6, Class 1A1, 6.000% due 6/25/36	128,944
53,969		Series 2007-QO2, Class A1, 0.325% (1-Month USD-LIBOR + 0.150%) due 2/25/47(a)	26,845
75,489	CAD	Real Estate Asset Liquidity Trust, Series 2018-1A, Class A1, 3.072% due 8/12/53(c)	59,130
		Residential Asset Securitization Trust:
16,994		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	11,785
43,879		Series 2006-R1, Class A2, 0.575% (1-Month USD-LIBOR + 0.400%) due 1/25/46(a)	12,089
123,618	GBP	Residential Mortgage Securities 28 PLC, Series 28, Class A, 1.923% (3-Month GBP-LIBOR + 1.150%) due 6/15/46(a)	165,362
200,000	GBP	Residential Mortgage Securities 32 PLC, Series 2032, Class A, zero coupon, (Sterling Overnight Index Average + 1.250%) due 6/20/70(a)(c)	268,637
236,290	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 0.353% (3-Month GBP-LIBOR + 0.160%) due 12/15/43(a)	297,794
		RMAC Securities No 1 PLC:
431,337	GBP	Series 2006-NS3X, Class A2A, 0.348% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	547,655
227,312	GBP	Series 2006-NS1X, Class A2A, 0.348% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	289,390
		Soundview Home Loan Trust:
158,876		Series 2006-3, Class A3, 0.335% (1-Month USD-LIBOR + 0.160%) due 11/25/36(a)	157,431
1,300,000		Series 2006-3, Class A4, 0.425% (1-Month USD-LIBOR + 0.250%) due 11/25/36(a)	1,191,178
300,000		SP-STATIC CLO 1 Ltd., Series 2020-1A, Class A, 1.635% (3-Month USD-LIBOR + 1.400%) due 7/22/28(a)(c)	300,258
		Structured Adjustable Rate Mortgage Loan Trust:
4,856		Series 2004-1, Class 4A1, 3.156% due 2/25/34(a)	4,724
16,966		Series 2004-4, Class 3A2, 3.577% due 4/25/34(a)	16,584
31,605		Series 2004-19, Class 2A1, 2.571% (1-Year Treasury Average Rate + 1.400%) due 1/25/35(a)	29,092
		Structured Asset Mortgage Investments II Trust:
41,859		Series 2005-AR2, Class 2A1, 0.635% (1-Month USD-LIBOR + 0.460%) due 5/25/45(a)	40,321
53,963		Series 2005-AR8, Class A1A, 0.455% (1-Month USD-LIBOR + 0.280%) due 2/25/36(a)	50,054
34,834		Series 2006-AR5, Class 1A1, 0.385% (1-Month USD-LIBOR + 0.210%) due 5/25/36(a)	32,050
166,445		Series 2007-AR4, Class A3, 0.395% (1-Month USD-LIBOR + 0.220%) due 9/25/47(a)	145,079
84,292		Series 2007-AR6, Class A1, 2.671% (1-Year Treasury Average Rate + 1.500%) due 8/25/47(a)	78,832
59,537		Structured Asset Securities Corp., Series 2006-RF1, Class 1A, 0.455% (1-Month USD-LIBOR + 0.280%) due 1/25/36(a)(c)	53,067
327,305		Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 1.218% (3-Month USD-LIBOR + 0.950%) due 7/14/26(a)(c)	326,134
71,849		THL Credit Wind River CLO Ltd., Series 2012-1A, Class AR2, 1.155% (3-Month USD-LIBOR + 0.880%) due 1/15/26(a)(c)	71,716
300,000	EUR	Tikehau CLO II BV, Series 2A, Class AR, 0.880% (3-Month EURIBOR + 0.880%) due 12/7/29(a)(c)	357,559
400,000	EUR	Toro European CLO 2 DAC, Series 2A, Class AR, 0.900% (3-Month EURIBOR + 0.900%) due 10/15/30(a)(c)	477,111
555,756	GBP	Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 0.965% (Sterling Overnight Index Average + 0.900%) due 7/20/45(a)(c)	742,573
292,272	GBP	Towd Point Mortgage Funding Auburn 14 PLC, Series 2020-A14X, Class A, 0.963% (Sterling Overnight Index Average + 0.900%) due 5/20/45(a)	389,314

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.1% — (continued)
	Towd Point Mortgage Trust:
$1,222,455	Series 2019-4, Class A1, 2.900% due 10/25/59(a)(c)	$1,302,632
350,950	Series 2020-1, Class A1, 2.710% due 1/25/60(a)(c)	365,710
400,000	Tralee CLO V Ltd., Series 2018-5A, Class A1, 1.382% (3-Month USD-LIBOR + 1.110%) due 10/20/28(a)(c)	397,064
338,515	Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 1.125% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(c)	335,489
95,964	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 1.155% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(c)	95,044
	WaMu Mortgage Pass-Through Certificates Trust:
8,028	Series 2002-AR9, Class 1A, 2.571% (1-Year Treasury Average Rate + 1.400%) due 8/25/42(a)	7,606
2,112	Series 2003-AR5, Class A7, 3.750% due 6/25/33(a)	2,085
143,625	Series 2003-AR9, Class 2A, 3.012% due 9/25/33(a)	136,929
219,960	Series 2004-AR1, Class A, 3.835% due 3/25/34(a)	224,990
30,442	Series 2005-AR13, Class A1A1, 0.465% (1-Month USD-LIBOR + 0.290%) due 10/25/45(a)	29,983
34,334	Series 2006-AR10, Class 2A1, 3.258% due 9/25/36(a)	31,623
63,093	Series 2006-AR13, Class 2A, 2.182% (11th District Cost of Funds Index + 1.500%) due 10/25/46(a)	56,959
20,435	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 2.111% (1-Year Treasury Average Rate + 0.940%) due 7/25/46(a)	14,060
75,899	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 3.495% due 12/25/32(a)	74,623

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $24,736,926)	24,478,977

U.S. GOVERNMENT OBLIGATIONS — 2.6%
701,911	U.S. Treasury Inflation Indexed Bonds, 0.250% due 2/15/50(m)	836,843
	U.S. Treasury Inflation Indexed Notes:
212,008	0.125% due 4/15/22(k)	216,942
311,361	0.625% due 4/15/23(k)	328,079
1,045,130	0.500% due 1/15/28(d)	1,184,801
800,000	U.S. Treasury Notes, 2.875% due 4/30/25(d)(k)	897,688

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $3,160,184)	3,464,353

ASSET-BACKED SECURITIES — 0.7%

Automobiles — 0.6%
171,690	Bank of The West Auto Trust, Series 2019-1, Class A2, 2.400% due 10/17/22(c)	172,706
258,291	DT Auto Owner Trust, Series 2020-2A, Class A, 1.140% due 1/16/24(c)	259,167
400,000	Toyota Auto Loan Extended Notes Trust, Series 2019-1A, Class A, 2.560% due 11/25/31(c)	429,742

	Total Automobiles	861,615

Student Loans — 0.1%
66,508	Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.195% (3-Month USD-LIBOR + 0.950%) due 4/25/38(a)	66,418

	TOTAL ASSET-BACKED SECURITIES (Cost — $896,412)	928,033

MUNICIPAL BOND — 0.0%

United States — 0.0%
700,000	Tobacco Settlement Finance Authority, Revenue Bonds, Series B, zero coupon, due 6/1/47 (Cost — $55,765)	38,150

	TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $189,982,973)	198,900,016

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SHORT-TERM INVESTMENTS — 4.7%

REPURCHASE AGREEMENT — 0.7%
$936,000		Bank of America repurchase agreement dated 8/31/20, 0.100% due 9/1/20, Proceeds at maturity — $936,003; (Fully collateralized by U.S. Treasury Inflation Indexed Bonds, 0.250%, due 1/15/25; Marked Valued — $1,097,013) (Cost — $936,000)	$936,000

SOVEREIGN BOND — 3.0%

Japan — 3.0%
430,200,000	JPY	Japan Treasury Discount Bills, (0.096)% due 9/28/20(l) (Cost — $4,014,580)	4,062,334

TIME DEPOSITS — 0.9%
496,559		ANZ National Bank — London, 0.010% due 9/1/20	496,559
448,281		Banco Santander SA — Frankfurt, 0.010% due 9/1/20	448,281
		BBH — Grand Cayman:
1,869	DKK	(0.650)% due 9/1/20	300
30,095	SEK	(0.250)% due 9/1/20	3,479
2,349	NOK	(0.150)% due 9/1/20	269
47,518	AUD	0.010% due 9/1/20	35,054
935	NZD	0.010% due 9/1/20	630
5,203	SGD	0.010% due 9/1/20	3,825
571	CAD	0.030% due 9/1/20	438
72	HKD	0.150% due 9/1/20	9
344,364	ZAR	4.500% due 9/1/20	20,316
26,171	CHF	BNP Paribas — Paris, (1.430)% due 9/1/20	28,953
		Citibank — London:
40,761	EUR	(0.690)% due 9/1/20	48,644
94,018	GBP	0.010% due 9/1/20	125,679
6,138,376	JPY	Sumitomo Mitsui Banking Corp. — Tokyo, (0.230)% due 9/1/20	57,950

		TOTAL TIME DEPOSITS (Cost — $1,270,386)	1,270,386

U.S. GOVERNMENT OBLIGATION — 0.1%
111,000		U.S. Treasury Bills, 0.110% due 10/22/20(k)(l) (Cost — $110,983)	110,983

		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,331,949)	6,379,703

		TOTAL INVESTMENTS IN SECURITIES (Cost — $196,314,922)	205,279,719

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $119,557)	49,066

		TOTAL INVESTMENTS — 151.9% (Cost — $196,434,479)	205,328,785

		Liabilities in Excess of Other Assets — (51.9)%	(70,166,762)

		TOTAL NET ASSETS — 100.0%	$135,162,023

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2020.
(b)	Illiquid security.
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $44,849,502 and represents 33.2% of net assets.

(d)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreement.
(e)	This security is traded on a TBA basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2020.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Security is currently in default.
(j)	Interest only security.
(k)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(l)	Rate shown represents yield-to-maturity.
(m)	All or a portion of these securities were purchased in a sale-buyback transaction. The value of these securities total $836,843 which represents 0.6% of net assets.

At August 31, 2020, for International Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
International Fixed Income Fund	$199,632,332	$12,370,931	$(6,674,478)	$5,696,453

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Sovereign Bonds	33.6%
Mortgage-Backed Securities	33.0
Corporate Bonds & Notes	16.2
Collateralized Mortgage Obligations	11.9
U.S. Government Obligations	1.7
Asset-Backed Securities	0.5
Municipal Bond	0.0 *
Short-Term Investments	3.1

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%

At August 31, 2020, International Fixed Income Fund held the following Options Contracts Purchased:

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
886,000	973	JPY	OTC Canadian Dollar versus Japanese Yen, Put	BCLY	2/25/21	JPY	77.00	$7,275
668,000	563	KRW	OTC U.S. Dollar versus Korean Won, Put	BOA	10/28/20	KRW	1,175.00	4,635
670,000	564	KRW	OTC U.S. Dollar versus Korean Won, Put	HSBC	12/16/20	KRW	1,170.00	7,235

			Total Currency Options					$19,145

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
400,000	$964	OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	BCLY	8/23/21	1.758%	$9,380
1,000,000	2,409	OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	BOA	9/15/21	2.175%	11,531
600,000	1,445	OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	DUB	12/21/21	2.300%	7,295

		Total Interest Rate Swaptions				$28,206

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
30	4,523,400	CAD	Canada Government 10-Year Bond December Futures Call	BOA	11/20/20	CAD	189.00	$115
7	942,550	EUR	Euro-Bobl November Futures, Put	SOG	10/23/20	EUR	129.75	42
50	7,233,500	EUR	Euro-BTP December Futures, Put	SOG	11/20/20	EUR	80.00	597
9	1,552,230	EUR	Euro-Bund December Futures, Call	SOG	11/20/20	EUR	200.00	107
34	5,863,980	EUR	Euro-Bund December Futures, Call	SOG	11/20/20	EUR	210.00	406
24	2,692,680	EUR	Euro-Schatz December Futures, Call	SOG	11/20/20	EUR	117.00	143
6,600,000	$468,600,000		OTC Federal National Mortgage Association (FNMA) 30-Year September Futures, Put	JPM	9/8/20		$71.00	—
10,000,000	710,000,000		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Put	JPM	10/7/20		$71.00	—
39	4,913,695		U.S. Treasury 5-Year Note November Futures, Put	CITI	10/23/20		$118.50	305
2	340,000	GBP	United Kingdom Treasury 10-Year Gilt October Futures, Call	SOG	9/25/20	GBP	170.00	—

			Total Options on Futures					$1,715

			TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $119,557)					$49,066

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2020, International Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
800,000	$529,264	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Call	BOA	9/16/20	0.550%	$4
1,500,000	992,370	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Call	GSC	10/21/20	0.575%	472
300,000	198,474	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Call	GSC	9/16/20	0.600%	56
200,000	132,316	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BNP	9/16/20	1.000%	6
600,000	396,948	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BNP	10/21/20	1.000%	231
200,000	132,316	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BNP	12/16/20	1.000%	309
100,000	66,158	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BNP	12/16/20	1.200%	86
1,000,000	661,580	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BOA	10/21/20	0.900%	631
300,000	198,474	OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BOA	10/21/20	1.000%	115

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
300,000	$ 198,474		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BOA	11/18/20	1.000%	$338
800,000	529,264		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BOA	9/16/20	1.100%	9
200,000	132,316		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	DUB	12/16/20	1.000%	309
200,000	132,316		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	DUB	11/18/20	1.050%	194
1,500,000	992,370		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	GSC	10/21/20	0.900%	947
300,000	198,474		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	GSC	12/16/20	1.000%	463
300,000	198,474		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	GSC	9/16/20	1.100%	3
100,000	53,989	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	10/21/20	0.475%	40
500,000	269,945	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	11/18/20	0.475%	475
600,000	323,934	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	9/16/20	0.500%	179
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	10/21/20	0.500%	168
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	9/16/20	0.525%	236
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	10/21/20	0.525%	435
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BOA	9/16/20	0.475%	31
100,000	53,989	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BOA	10/21/20	0.475%	40
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BOA	11/18/20	0.475%	190
700,000	377,923	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BOA	10/21/20	0.500%	587
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	DUB	10/21/20	0.475%	80
400,000	215,956	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	DUB	10/21/20	0.500%	335
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	GSC	10/21/20	0.475%	80
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	GSC	11/18/20	0.475%	285
600,000	323,934	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	GSC	9/16/20	0.500%	179
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	GSC	10/21/20	0.500%	168
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	JPM	10/21/20	0.500%	168
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	JPM	10/21/20	0.525%	435
100,000	53,989	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	10/21/20	0.750%	84
100,000	53,989	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	10/21/20	0.800%	69
500,000	269,945	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	9/16/20	0.850%	18
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	10/21/20	0.850%	109
500,000	269,945	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	11/18/20	0.900%	476
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	10/21/20	1.000%	88
600,000	323,934	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	9/16/20	1.100%	3
100,000	53,989	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BOA	10/21/20	0.800%	69
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BOA	10/21/20	0.850%	108
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BOA	11/18/20	0.900%	190
500,000	269,945	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BOA	10/21/20	0.925%	198
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BOA	9/16/20	1.000%	3
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	DUB	10/21/20	0.800%	138
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	DUB	10/21/20	0.850%	109
400,000	215,956	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	DUB	10/21/20	1.200%	59
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	GSC	10/21/20	0.800%	138
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	GSC	10/21/20	0.850%	109
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	GSC	11/18/20	0.900%	286
600,000	323,934	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	GSC	9/16/20	1.100%	3
300,000	161,967	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	JPM	10/21/20	1.000%	88
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	JPM	10/21/20	1.200%	29

			Total Credit Default Swaptions				$10,658

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
886,000	71,959,477	JPY	OTC Canadian Dollar versus Japanese Yen, Call	BCLY	2/25/21	JPY	82.50	$12,414
1,172,000	95,187,931	JPY	OTC Canadian Dollar versus Japanese Yen, Call	GSC	10/30/20	JPY	82.00	9,259
593,000	496,900	EUR	OTC Euro versus U.S. Dollar, Put	GSC	1/29/21		$1.09	611
668,000	793,286,740	KRW	OTC U.S. Dollar versus Korean Won, Call	BOA	10/28/20	KRW	1,225.00	2,098
670,000	795,661,850	KRW	OTC U.S. Dollar versus Korean Won, Call	HSBC	12/16/20	KRW	1,220.00	5,745

			Total Currency Options					$30,127

Interest Rate Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate		Value
3,300,000	$7,949		OTC 3-Year Swaption, 3-Month USD-LIBOR, Put	BCLY	8/23/21		1.448%	$276
8,300,000	19,993		OTC 3-Year Swaption, 3-Month USD-LIBOR, Put	BOA	9/15/21		1.880%	401
5,100,000	12,285		OTC 3-Year Swaption, 3-Month USD-LIBOR, Put	DUB	12/21/21		2.020%	425
300,000	1,431	EUR	OTC 30-Year Swaption, 3-Month EURIBOR, Call	GSC	2/22/21		(0.150)%	9,081
100,000	477	EUR	OTC 30-Year Swaption, 3-Month EURIBOR, Call	JPM	2/22/21		(0.150)%	3,027

			Total Interest Rate Swaptions					$13,210

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
300,000	$30,993,750		OTC Federal National Mortgage Association (FNMA) 30-Year September Futures, Call	JPM	9/8/20		$103.31	$235
200,000	20,720,312		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Call	JPM	10/7/20		$103.60	235
100,000	10,396,875		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Call	JPM	10/7/20		$103.97	47
300,000	30,393,750		OTC Federal National Mortgage Association (FNMA) 30-Year September Futures, Put	JPM	9/8/20		$101.31	–
200,000	20,320,312		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Put	JPM	10/7/20		$101.60	217
200,000	20,367,187		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Put	JPM	10/7/20		$101.84	269
200,000	20,396,875		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Put	JPM	10/7/20		$101.98	308
700,000	71,605,078		OTC Federal National Mortgage Association (FNMA) 30-Year October Futures, Put	JPM	10/7/20		$102.29	1,440

			Total Options on Futures					$2,751

			TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $177,566)					$56,746

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2020, International Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†		Security	Value
		BNP Paribas SA:
1,884,702	GBP	0.200% due 11/12/20	$2,519,375
		Crédit Agricole Securities (USA) Inc.:
$1,178,750		0.140% due 9/1/20	1,178,750
		Deutsche Bank Securities Inc.:
532,770		0.190% due 10/14/20	532,770
		JPMorgan Securities:
1,251,070		0.200% due 9/17/20	1,251,070
		Scotia Capital (USA) Inc.:
929,000		0.170% due 9/1/20	929,000

		TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $6,349,806)	$6,410,965

†	Amount denominated in U.S. dollars, unless otherwise noted.

For the year ended August 31, 2020, the daily average borrowing and interest rate under the reverse repurchase agreements were $21,157,913 and 0.376%, respectively.

At August 31, 2020, International Fixed Income Fund held the following Forward Sale Commitments:

Face Amounts†	Security	Value
	Federal National Mortgage Association (FNMA):
$100,000	3.500% due 9/1/35(a)	$105,686
100,000	3.000% due 9/1/50(a)	105,422
6,300,000	3.000% due 11/1/50(a)	6,621,533

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $6,839,125)	$6,832,641

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	This security is traded on a TBA basis (see Note 1).

At August 31, 2020, International Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Government 10-Year Bond September Futures	8	9/20	$864,164	$870,300	$6,136
Australian Government 3-Year Bond September Futures	54	9/20	4,661,210	4,658,597	(2,613)
Euro-Bobl September Futures	7	9/20	1,123,872	1,124,672	800
Euro-BTP December Futures	97	12/20	16,812,607	16,704,139	(108,468)
Euro-Buxl 30-Year Bond December Futures	9	12/20	2,299,658	2,312,666	13,008
Euro-OAT September Futures	54	9/20	10,673,674	10,792,369	118,695
Japan Government 10-Year Bond September Futures	5	9/20	7,167,949	7,155,535	(12,414)
U.S. Treasury 5-Year Note December Futures	39	12/20	4,913,296	4,915,218	1,922

					17,066

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Canada Government 10-Year Bond December Futures	30	12/20	$3,492,946	$3,472,013	$20,933
Euro-BTP September Futures	6	9/20	1,053,187	1,046,922	6,265
Euro-Bund September Futures	30	9/20	6,312,465	6,285,399	27,066
Euro-Schatz Note December Futures	24	12/20	3,214,303	3,213,730	573
U.S. Treasury 10-Year Note December Futures	4	12/20	557,844	557,000	844
U.S. Treasury Long Bond December Futures	11	12/20	1,922,053	1,932,906	(10,853)
United Kingdom Treasury 10-Year Gilt December Futures	2	12/20	362,834	360,949	1,885

					46,713

Net Unrealized Appreciation on Open Exchange-Traded Futures Contracts					$63,779

At August 31, 2020, International Fixed Income Fund had deposited cash of $887,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2020, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	470,315	USD	343,735	HSBC	$346,951	9/2/20	$3,216
Australian Dollar	749,000	USD	535,177	SCB	552,537	9/2/20	17,360
Australian Dollar	1,398,036	USD	1,014,637	UBS	1,031,331	9/2/20	16,694
Australian Dollar	1,952,886	USD	1,407,433	UBS	1,440,643	9/2/20	33,210
Australian Dollar	364,000	USD	267,711	UBS	268,551	10/2/20	840
Brazilian Real	404,507	USD	72,240	GSC	73,819	9/2/20	1,579
British Pound	541,000	USD	715,670	BCLY	723,181	9/2/20	7,511
British Pound	80,000	USD	104,891	HSBC	106,940	9/2/20	2,049
British Pound	9,064,189	USD	11,982,368	UBS	12,116,555	9/2/20	134,187
British Pound	202,000	USD	268,186	UBS	270,083	10/2/20	1,897
Canadian Dollar	62,000	USD	47,584	BNP	47,539	9/2/20	(45)
Canadian Dollar	1,106,363	USD	839,629	HSBC	848,308	9/2/20	8,679
Canadian Dollar	739,888	USD	563,011	HSBC	567,312	9/2/20	4,301
Canadian Dollar	40,000	USD	30,691	HSBC	30,673	10/2/20	(18)
Chinese Offshore Renminbi	9,357,042	USD	1,303,402	BNP	1,364,483	9/16/20	61,081
Chinese Offshore Renminbi	2,214,842	USD	308,667	BOA	322,977	9/16/20	14,310
Chinese Offshore Renminbi	19,060,019	USD	2,756,330	BOA	2,779,411	9/16/20	23,081
Chinese Offshore Renminbi	700,000	USD	98,350	GSC	102,076	9/16/20	3,726
Chinese Onshore Renminbi	2,996,814	USD	430,212	HSBC	437,078	9/16/20	6,866
Danish Krone	6,795,000	USD	1,082,288	HSBC	1,090,022	10/1/20	7,734
Danish Krone	550,000	USD	82,853	JPM	88,228	10/1/20	5,375
Danish Krone	525,000	USD	83,324	JPM	84,218	10/1/20	894
Euro	74,000	USD	87,552	BCLY	88,312	9/2/20	760
Euro	204,000	USD	240,934	BOA	243,454	9/2/20	2,520
Euro	79,000	USD	93,052	JPM	94,278	9/2/20	1,226
Euro	1,293,000	USD	1,530,358	JPM	1,543,066	9/2/20	12,708
Euro	102,000	USD	121,004	SCB	121,727	9/2/20	723

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Euro	1,207,000	USD	1,439,423	BCLY	$1,441,403	10/2/20	$1,980
Hong Kong Dollar	7,591,492	USD	968,000	BCLY	979,517	9/3/20	11,517
Indonesian Rupiah	3,820,515,172	USD	265,548	BNP	262,008	9/16/20	(3,540)
Japanese Yen	1,037,614,094	USD	9,783,275	BNP	9,795,744	9/2/20	12,469
Japanese Yen	300,749,762	USD	2,828,442	HSBC	2,839,271	9/2/20	10,829
Japanese Yen	60,500,000	USD	570,082	UBS	571,159	9/2/20	1,077
Japanese Yen	520,352,135	USD	4,894,912	UBS	4,912,458	9/2/20	17,546
Japanese Yen	670,000,000	USD	6,351,102	UBS	6,327,467	9/28/20	(23,635)
Korean Won	287,735,580	USD	242,000	JPM	242,291	9/4/20	291
Korean Won	45,162,620	USD	38,000	SCB	38,030	9/4/20	30
Korean Won	332,898,200	USD	280,702	HSBC	280,427	12/16/20	(275)
Korean Won	220,483,000	USD	185,000	BOA	185,732	12/18/20	732
Malaysian Ringgit	3,903,628	USD	935,001	BNP	936,636	9/24/20	1,635
Mexican Peso	8,363,000	USD	379,269	HSBC	379,916	10/21/20	647
Mexican Peso	5,185,806	USD	227,988	JPM	235,582	10/21/20	7,594
New Taiwan Dollar	10,560,134	USD	361,896	GSC	359,434	9/16/20	(2,462)
New Zealand Dollar	507,000	USD	336,964	JPM	341,566	9/2/20	4,602
New Zealand Dollar	507,000	USD	340,872	BNP	341,555	10/2/20	683
Norwegian Krone	3,215,000	USD	351,522	JPM	368,022	9/2/20	16,500
Norwegian Krone	3,215,000	USD	365,192	BCLY	368,106	10/2/20	2,914
Peruvian Sol	1,589,953	USD	443,502	DUB	448,732	9/4/20	5,230
Russian Ruble	5,823,388	USD	81,601	BNP	78,273	10/13/20	(3,328)
Russian Ruble	13,582,309	USD	183,846	UBS	182,560	10/13/20	(1,286)
Swedish Krona	675,000	USD	77,198	RBS	78,038	9/2/20	840
Swedish Krona	1,515,000	USD	174,958	SCB	175,151	9/2/20	193
Swedish Krona	1,515,000	USD	173,968	SCB	175,213	10/2/20	1,245
Swedish Krona	620,000	USD	71,790	SCB	71,705	10/2/20	(85)

							436,407

Contracts to Sell:
Australian Dollar	1,864,000	USD	1,324,788	JPM	1,375,072	9/2/20	(50,284)
Australian Dollar	1,511,302	USD	1,085,703	UBS	1,114,887	9/2/20	(29,184)
Australian Dollar	1,194,935	USD	856,393	UBS	881,503	9/2/20	(25,110)
Australian Dollar	470,315	USD	343,761	HSBC	346,987	10/2/20	(3,226)
Australian Dollar	1,952,886	USD	1,407,574	UBS	1,440,793	10/2/20	(33,219)
Australian Dollar	1,398,036	USD	1,014,724	UBS	1,031,437	10/2/20	(16,713)
Brazilian Real	404,507	USD	77,935	GSC	73,819	9/2/20	4,116
Brazilian Real	404,507	USD	72,165	GSC	73,742	10/2/20	(1,577)
British Pound	259,000	USD	341,715	BCLY	346,218	9/2/20	(4,503)
British Pound	92,000	USD	120,507	GSC	122,981	9/2/20	(2,474)
British Pound	8,030,189	USD	10,542,096	JPM	10,734,356	9/2/20	(192,260)
British Pound	692,000	USD	901,870	JPM	925,031	9/2/20	(23,161)
British Pound	871,000	USD	1,141,130	JPM	1,164,309	9/2/20	(23,179)
British Pound	9,064,189	USD	11,984,580	UBS	12,119,244	10/2/20	(134,664)
Canadian Dollar	727,467	USD	544,428	BNP	557,788	9/2/20	(13,360)
Canadian Dollar	1,157,889	USD	866,618	BOA	887,816	9/2/20	(21,198)
Canadian Dollar	348,398	USD	260,012	HSBC	267,135	9/2/20	(7,123)
Canadian Dollar	1,170,000	USD	871,468	JPM	897,101	9/2/20	(25,633)
Canadian Dollar	739,888	USD	563,054	HSBC	567,362	10/2/20	(4,308)
Canadian Dollar	1,106,363	USD	839,685	HSBC	848,382	10/2/20	(8,697)
Chinese Offshore Renminbi	31,331,903	USD	4,373,216	BOA	4,568,948	9/16/20	(195,732)
Chinese Offshore Renminbi	19,060,019	USD	2,739,689	BOA	2,762,521	12/16/20	(22,832)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Chinese Onshore Renminbi	2,996,814	USD	418,141	HSBC	$437,078	9/16/20	$(18,937)
Chinese Onshore Renminbi	2,996,814	USD	427,805	HSBC	434,574	12/16/20	(6,769)
Danish Krone	23,705,124	USD	3,593,322	BCLY	3,802,664	10/1/20	(209,342)
Danish Krone	5,525,000	USD	886,537	JPM	886,295	10/1/20	242
Danish Krone	3,760,000	USD	598,899	JPM	603,161	10/1/20	(4,262)
Danish Krone	5,266,426	USD	799,312	JPM	844,815	10/1/20	(45,503)
Danish Krone	605,000	USD	95,719	JPM	97,051	10/1/20	(1,332)
Danish Krone	7,737,226	USD	1,168,031	SOG	1,241,170	10/1/20	(73,139)
Euro	193,000	USD	229,849	BNP	230,326	9/2/20	(477)
Euro	788,000	USD	924,847	BOA	940,399	9/2/20	(15,552)
Euro	191,000	USD	226,440	GSC	227,940	9/2/20	(1,500)
Euro	11,307,000	USD	13,498,721	JPM	13,493,774	9/2/20	4,947
Euro	15,003,764	USD	17,752,788	SCB	17,905,492	9/2/20	(152,704)
Euro	25,730,764	USD	30,793,076	SCB	30,727,740	10/2/20	65,336
Hong Kong Dollar	691,460	USD	88,000	BNP	89,218	9/3/20	(1,218)
Hong Kong Dollar	6,986,651	USD	889,000	SCB	901,475	9/3/20	(12,475)
Indonesian Rupiah	3,815,078,000	USD	263,000	JPM	261,635	9/16/20	1,365
Israeli New Shekel	137,366	USD	39,947	BOA	40,961	9/15/20	(1,014)
Israeli New Shekel	115,249	USD	33,606	BOA	34,366	9/15/20	(760)
Japanese Yen	18,500,000	USD	174,429	JPM	174,652	9/2/20	(223)
Japanese Yen	52,200,000	USD	499,060	UBS	492,802	9/2/20	6,258
Japanese Yen	1,848,515,991	USD	17,620,017	UBS	17,451,178	9/2/20	168,839
Japanese Yen	1,100,200,000	USD	10,276,932	UBS	10,390,268	9/28/20	(113,336)
Japanese Yen	1,037,614,094	USD	9,787,196	BNP	9,799,795	10/2/20	(12,599)
Japanese Yen	300,749,762	USD	2,829,502	HSBC	2,840,445	10/2/20	(10,943)
Japanese Yen	520,352,135	USD	4,896,685	UBS	4,914,490	10/2/20	(17,805)
Korean Won	332,898,200	USD	280,572	HSBC	280,321	9/4/20	251
Korean Won	220,483,000	USD	185,000	HSBC	185,732	12/18/20	(732)
Malaysian Ringgit	3,903,628	USD	909,195	BNP	936,636	9/24/20	(27,441)
Malaysian Ringgit	3,903,628	USD	932,778	BNP	934,134	12/23/20	(1,356)
New Taiwan Dollar	10,560,134	USD	363,066	JPM	359,434	9/16/20	3,632
New Taiwan Dollar	10,560,134	USD	365,909	GSC	359,620	12/16/20	6,289
New Zealand Dollar	111,000	USD	74,203	HSBC	74,778	10/2/20	(575)
New Zealand Dollar	404,000	USD	271,654	JPM	272,166	10/2/20	(512)
Peruvian Sol	797,835	USD	236,746	BNP	225,172	9/4/20	11,574
Peruvian Sol	792,118	USD	223,000	DUB	223,559	9/4/20	(559)
Peruvian Sol	2,294,113	USD	663,422	DUB	647,373	10/5/20	16,049
Peruvian Sol	1,275,023	USD	363,182	DUB	359,739	10/28/20	3,443
Peruvian Sol	1,589,953	USD	441,826	DUB	447,906	2/26/21	(6,080)
Polish Zloty	2,926,032	USD	744,987	HSBC	794,564	9/10/20	(49,577)
Romanian New Leu	6,575	USD	1,601	GSC	1,614	11/20/20	(13)
Romanian New Leu	7,021	USD	1,720	JPM	1,724	11/20/20	(4)
Romanian New Leu	2,392	USD	584	SCB	587	11/20/20	(3)
Russian Ruble	19,705,498	USD	275,787	GSC	264,863	10/13/20	10,924
South African Rand	65,352	USD	3,842	HSBC	3,851	9/11/20	(9)
South African Rand	61,972	USD	3,639	JPM	3,652	9/11/20	(13)
Swedish Krona	1,515,000	USD	173,911	SCB	175,150	9/2/20	(1,239)
Swiss Franc	22,000	USD	24,163	SCB	24,339	9/2/20	(176)

							(1,323,351)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(886,944)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2020, International Fixed Income Fund held the following OTC Total Return Swap Contracts:

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Financing Rate	Payment Frequency		Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Depreciation
iBoxx Investment Grade Index	3-Month USD-LIBOR	3.398%	PAM	*	12/21/20	JPM	USD	6,400,000	$(90,264)	$18,249	$(108,513)
iBoxx Investment Grade Index	3-Month USD-LIBOR	3.404%	PAM	*	12/21/20	BNP	USD	2,200,000	(27,256)	6,205	(33,461)

									$(117,520)	$24,454	$(141,974)

*	PAM — paid at maturity.

At August 31, 2020, International Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Appreciation/ (Depreciation)
Pay	Israeli Shekel 3-Month Rate	0.455%	5/18/27	BNP	ILS	700,000	$(84)	$—	$(84)
Pay	Israeli Shekel 3-Month Rate	0.500%	5/15/27	GSC	ILS	1,300,000	1,072	556	516
Pay	Israeli Shekel 3-Month Rate	1.775%	4/25/29	JPM	ILS	1,000,000	30,563	217	30,346
Pay	Israeli Shekel 3-Month Rate	1.779%	4/30/29	GSC	ILS	800,000	24,520	—	24,520
Pay	Israeli Shekel 3-Month Rate	1.780%	4/22/29	GSC	ILS	500,000	15,378	—	15,378
Pay	Israeli Shekel 3-Month Rate	1.786%	5/1/29	BNP	ILS	500,000	15,411	—	15,411

							$86,860	$773	$86,087

At August 31, 2020, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	Sterling Overnight Index Average	0.500%	12/16/30	12-Month	GBP	800,000	$26,975	$35,470	$(8,495)
Pay	Swiss France 6-Month LIBOR	(0.500)%	9/16/25	12-Month	CHF	2,800,000	(39)	4,430	(4,469)
Pay	28-Day MXN TIIE Banxico	4.870%	7/7/25	28-Day	MXN	31,300,000	(13,773)	1,720	(15,493)
Pay	3-Month Canadian Bank Bill	1.220%	3/3/25	6-Month	CAD	2,000,000	33,658	19	33,639
Pay	3-Month Canadian Bank Bill	1.270%	3/3/22	6-Month	CAD	1,000,000	9,074	9	9,065
Pay	3-Month Canadian Bank Bill	1.500%	6/17/22	6-Month	CAD	300,000	4,406	1,320	3,086
Pay	3-Month Canadian Bank Bill	1.500%	6/17/30	6-Month	CAD	2,200,000	67,239	(44,506)	111,745
Pay	3-Month Canadian Bank Bill	1.713%	10/2/29	6-Month	CAD	700,000	32,894	135	32,759
Pay	3-Month Canadian Bank Bill	1.900%	12/18/29	6-Month	CAD	2,900,000	173,090	42,548	130,542
Pay	3-Month Canadian Bank Bill	2.500%	6/19/29	6-Month	CAD	1,800,000	178,373	5,283	173,090
Pay	3-Month SEK-STIBOR	0.500%	6/19/24	12-Month	SEK	4,800,000	9,787	10,994	(1,207)
Pay	3-Month USD-LIBOR	2.500%	12/18/24	6-Month	USD	1,400,000	139,468	137,814	1,654
Pay	3-Month USD-LIBOR	2.750%	12/19/20	6-Month	USD	3,700,000	47,122	(11,349)	58,471
Receive	3-Month USD-LIBOR	0.750%	12/16/22	6-Month	USD	5,000,000	(53,205)	(52,189)	(1,016)
Receive	3-Month USD-LIBOR	1.000%	6/17/22	6-Month	USD	1,200,000	(18,513)	(16,825)	(1,688)
Receive	3-Month USD-LIBOR	1.000%	12/16/25	6-Month	USD	2,000,000	(63,947)	(62,454)	(1,493)
Receive	3-Month USD-LIBOR	1.000%	12/16/30	6-Month	USD	1,400,000	(36,231)	(50,787)	14,556
Receive	3-Month USD-LIBOR	1.250%	6/17/25	6-Month	USD	2,500,000	(116,667)	(107,106)	(9,561)
Receive	3-Month USD-LIBOR	1.298%	8/25/24	6-Month	USD	1,400,000	(42,884)	—	(42,884)
Receive	3-Month USD-LIBOR	1.305%	8/21/23	6-Month	USD	2,000,000	(64,621)	—	(64,621)
Receive	3-Month USD-LIBOR	1.360%	9/17/24	6-Month	USD	2,350,000	(75,484)	—	(75,484)
Receive	3-Month USD-LIBOR	1.500%	12/18/21	6-Month	USD	2,700,000	(51,507)	9,820	(61,327)
Receive	3-Month USD-LIBOR	1.500%	6/17/50	6-Month	USD	400,000	(45,487)	(78,820)	33,333
Receive	3-Month USD-LIBOR	1.540%	2/26/22	6-Month	USD	3,200,000	(63,772)	—	(63,772)
Receive	3-Month USD-LIBOR	1.570%	2/27/22	6-Month	USD	3,900,000	(79,165)	—	(79,165)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.625%	1/6/30	6-Month	USD	4,500,000	$(408,397)	$(80,514)	$(327,883)
Receive	3-Month USD-LIBOR	2.000%	1/15/30	6-Month	USD	2,600,000	(329,058)	(12,276)	(316,782)
Receive	3-Month USD-LIBOR	2.250%	6/20/28	6-Month	USD	900,000	(122,236)	49,859	(172,095)
Receive	3-Month USD-LIBOR	2.500%	12/18/21	6-Month	USD	2,000,000	(68,417)	(27,857)	(40,560)
Pay	3-Month ZAR-SAJIBOR	7.250%	6/20/23	3-Month	ZAR	14,000,000	73,481	(14,709)	88,190
Pay	3-Month ZAR-SAJIBOR	8.500%	3/15/27	3-Month	ZAR	5,200,000	47,121	(349)	47,470
Pay	3-Month ZAR-SAJIBOR	8.750%	3/16/21	3-Month	ZAR	15,700,000	34,992	1,570	33,422
Pay	6-Month EURIBOR	(0.150)%	12/15/25	6-Month	EUR	8,500,000	98,709	69,428	29,281
Pay	6-Month EURIBOR	0.250%	12/15/30	12-Month	EUR	3,300,000	146,649	132,203	14,446
Pay	6-Month EURIBOR	1.310%	6/19/29	12-Month	EUR	900,000	74,989	28,930	46,059
Receive	6-Month EURIBOR	(0.500)%	9/16/22	12-Month	EUR	2,300,000	4,012	6,426	(2,414)
Receive	6-Month EURIBOR	(0.300)%	12/15/22	12-Month	EUR	8,100,000	(23,969)	(12,647)	(11,322)
Receive	6-Month EURIBOR	0.000%	9/16/50	12-Month	EUR	600,000	26,422	10,935	15,487
Receive	6-Month EURIBOR	0.600%	12/15/50	12-Month	EUR	1,500,000	(259,718)	(283,232)	23,514
Pay	6-Month GBP-LIBOR	0.250%	12/16/22	6-Month	GBP	1,100,000	3,785	789	2,996
Pay	6-Month GBP-LIBOR	0.500%	12/16/25	6-Month	GBP	300,000	4,784	3,305	1,479
Pay	6-Month GBP-LIBOR	0.500%	9/16/50	6-Month	GBP	200,000	(13,078)	(12,605)	(473)
Pay	6-Month JPY-LIBOR	0.200%	6/19/29	6-Month	JPY	370,000,000	50,160	62,314	(12,154)
Receive	6-Month JPY-LIBOR	0.400%	6/19/39	6-Month	JPY	80,000,000	(20,007)	1,430	(21,437)
Receive	6-Month JPY-LIBOR	0.500%	6/19/49	6-Month	JPY	40,000,000	(13,994)	(16,224)	2,230

							$(696,979)	$(267,698)	$(429,281)

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Maturity Date	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Appreciation/ (Depreciation)

1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	6/12/22	USD	1,400,000	$534	$—	$534

1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	3/7/24	USD	1,100,000	754	—	754

1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	4/27/23	USD	4,600,000	1,380	—	1,380

1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	4/26/22	USD	6,700,000	(762)	—	(762)

1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	6/12/22	USD	1,900,000	193	—	193

1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	6/19/22	USD	7,400,000	519	(555)	1,074

1-Month USD-LIBOR + 0.086%	3-Month USD-LIBOR	4/12/23	USD	3,100,000	34	—	34

1-Month USD-LIBOR + 0.088%	3-Month USD-LIBOR	5/23/29	USD	1,000,000	1,017	—	1,017

1-Month USD-LIBOR + 0.091%	3-Month USD-LIBOR	3/18/22	USD	32,200,000	(6,794)	(854)	(5,940)

1-Month USD-LIBOR + 0.102%	3-Month USD-LIBOR	10/4/24	USD	2,600,000	238	—	238

1-Month USD-LIBOR + 0.105%	3-Month USD-LIBOR	9/27/24	USD	1,700,000	46	—	46

					$(2,841)	$(1,409)	$(1,432)

At August 31, 2020, International Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	5-Year GBP Inflation Linked	3.334%	8/15/25	GBP	400,000	$5,355	$(551)	$5,906
Pay	10-Year GBP Inflation Linked	3.453%	2/15/30	GBP	700,000	1,430	—	1,430
Pay	10-Year GBP Inflation Linked	3.475%	8/15/30	GBP	400,000	(8,381)	—	(8,381)
Pay	10-Year GBP Inflation Linked	3.450%	2/15/30	GBP	200,000	303	83	220

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	10-Year GBP Inflation Linked	3.386%	1/15/30	GBP	200,000	$(877)	$—	$(877)
Pay	10-Year GBP Inflation Linked	3.450%	2/15/30	GBP	100,000	151	285	(134)
Pay	10-Year GBP Inflation Linked	3.436%	2/15/30	GBP	100,000	(98)	—	(98)

						$(2,117)	$(183)	$(1,934)

At August 31, 2020, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Sovereign Issues — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/20 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation/ (Depreciation)
China Government International, A+	(1.000)%	6/20/23	3-Month	BCLY	0.140%	USD	200,000	$(5,285)	$(3,815)	$(1,470)
China Government International, A+	(1.000)%	6/20/23	3-Month	GSC	0.140%	USD	500,000	(13,213)	(9,654)	(3,559)
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	BCLY	0.060%	USD	400,000	(7,672)	(14,121)	6,449
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	BNP	0.060%	USD	700,000	(13,427)	(25,057)	11,630
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	BOA	0.060%	USD	200,000	(3,836)	(6,913)	3,077
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	GSC	0.060%	USD	500,000	(9,590)	(17,653)	8,063
Japan Government International Bonds, A+	(1.000)%	6/20/22	3-Month	HSBC	0.060%	USD	300,000	(5,754)	(10,159)	4,405
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	BCLY	0.127%	USD	600,000	(15,981)	(15,056)	(925)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	BNP	0.127%	USD	400,000	(10,654)	(9,884)	(770)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	HSBC	0.127%	USD	200,000	(5,327)	(4,989)	(338)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	JPM	0.127%	USD	400,000	(10,653)	(9,580)	(1,073)

								$(101,392)	$(126,881)	$25,489

OTC Credit Default Swaps on Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/20 (2)	Notional Amount (3)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation
Republic of Italy Government International Bond, BBB	1.000%	6/20/25	3-Month	BCLY	1.341%	USD	300,000	$(4,011)	$(7,348)	$3,337

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Centrally Cleared — Credit Default Swaps on Corporate Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/20 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Basf Se, A	1.000%	12/20/20	3-Month	0.054%	EUR	100,000	$(591)	$(2,908)	$2,317
Markit iTraxx Europe Series 31 10-Year Index	1.000%	6/20/29	3-Month	0.887%	EUR	9,900,000	(137,680)	(85,639)	(52,041)
Markit CDX North America Investment Grade Series 34 10-Year Index	1.000%	6/20/30	3-Month	1.011%	USD	700,000	(734)	9,283	(10,017)
Reynolds American Inc., BBB+	1.000%	12/20/20	3-Month	0.022%	USD	500,000	(2,520)	(14,731)	12,211
United Utilities PLC, BBB-	1.000%	12/20/20	3-Month	0.068%	EUR	200,000	(1,171)	(3,440)	2,269

							$(142,696)	$(97,435)	$(45,261)

Centrally Cleared — Credit Default Swaps on Corporate Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/20 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG, A-	1.000%	12/20/20	3-Month	0.183%	EUR	100,000	$543	$1,651	$(1,108)
Ryder System Inc., BBB+	1.000%	6/20/22	3-Month	0.379%	USD	100,000	1,328	1,866	(538)
Shell International Finance BV, AA-	1.000%	12/20/26	3-Month	0.542%	EUR	200,000	7,411	(5,906)	13,317

							$9,282	$(2,389)	$11,671

At August 31, 2020, International Fixed Income Fund held the following OTC Cross-Currency Swap Contracts:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6)		Notional Amount of Currency Delivered (6)		Market Value	Upfront Payment (Received)	Unrealized Appreciation

Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency delivered	8/1/29	GSC	USD	1,449,000	AUD	2,100,000	$112,560	$(3,920)	$116,480

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2020, International Fixed Income Fund deposited cash collateral with brokers in the amount of $1,244,000 for open centrally cleared swap contracts.

At August 31, 2020, International Fixed Income Fund had cash collateral from brokers in the amount of $357,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	BOA	— Bank of America
CHF	— Swiss Franc	CITI	— Citigroup Global Markets Inc.
CNY	— China Yuan Renminbi	DUB	— Deutsche Bank AG
DKK	— Danish Krone	GSC	— Goldman Sachs & Co.
EUR	— Euro	HSBC	— HSBC Bank USA
GBP	— British Pound	JPM	— JPMorgan Chase & Co.
HKD	— Hong Kong Dollar	RBS	— Royal Bank of Scotland PLC
ILS	— Israeli New Shekel	SCB	— Standard Chartered Bank
JPY	— Japanese Yen	SOG	— Societe Generale SA
KRW	— Korean Won	UBS	— UBS Securities LLC
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollars
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

MUNICIPAL BONDS — 91.0%

Arizona — 6.8%
$2,815,000	A+	Chandler Industrial Development Authority, Revenue Bonds, Variable AMT Intel Corp., 5.000% due 6/1/49(a)(b)	$3,253,802
		Industrial Development Authority of the County of Pima (The), Revenue Bonds:
		Facility American Leadership Academy:
350,000	NR	4.125% due 6/15/29(c)	350,133
250,000	NR	4.750% due 6/15/37(c)	250,493
280,000	NR	Imagine East Mesa Charter School, 3.250% due 7/1/24(c)	281,397
500,000	BB+	Maricopa County Industrial Development Authority, Revenue Bonds, Paradise School Project Paragon Management Inc., 4.000% due 7/1/26(c)	526,545

		Total Arizona	4,662,370

California — 4.5%
500,000	CCC-	California County Tobacco Securitization Agency, Revenue Bonds, Asset-Backed Gold Country Funding Corp., 5.250% due 6/1/46	500,010
		Golden State Tobacco Securitization Corp., Revenue Bonds:
35,000	NR	Series A1, 5.000% due 6/1/47	35,988
290,000	NR	Series A2, 5.000% due 6/1/47	298,184
1,000,000	A3(d)	Kaweah Delta Health Care District, Revenue Bonds, Series B, 4.000% due 6/1/45	1,068,340
595,000	AA	Riverside County Public Financing Authority, Tax Allocation, Series A, BAM-Insured, 4.000% due 10/1/40	663,342
475,000	Aa2(d)	Sonoma Valley Unified School District, GO, 4.000% due 8/1/38	563,473

		Total California	3,129,337

Colorado — 9.1%
750,000	A+	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, AMT, Series A, 5.000% due 11/15/30(b)	924,420
1,435,000	AA+	City of Colorado Springs, CO, Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,624,693
1,500,000	AA-	Colorado Health Facilities Authority, Revenue Bonds, Sisters of Charity of Leavenworth Inc., Series A, 5.000% due 1/1/44	1,648,830
2,000,000	AA	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,091,340

		Total Colorado	6,289,283

Connecticut — 1.2%
790,000	AAA	Connecticut Housing Finance Authority, Revenue Bonds, AMT, Series B2, 2.300% due 11/15/23(b)	822,532

District of Columbia — 1.5%
2,075,000	WD(e)	District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Capital Appreciation Asset-Backed, Series B, zero coupon, due 6/15/46	265,932
700,000	A+	Metropolitan Washington Airports Authority, Revenue Bonds, AMT, Series A, 4.000% due 10/1/36(b)	774,802

		Total District of Columbia	1,040,734

Florida — 4.9%
100,000	Ba2(d)	Capital Trust Agency Inc., Revenue Bonds, Viera Charter Schools Inc. Project, 4.000% due 10/15/29(c)	102,126
1,400,000	A+	City of Cape Coral, FL, Water & Sewer Revenue, Revenue Bonds, 5.000% due 10/1/39	1,729,028
305,000	NR	Finley Woods Community Development District, Special Assessment, Area One, 3.150% due 5/1/25	307,150
190,000	NR	Florida Development Finance Corp., Revenue Bonds, AMT, Waste Pro USA Inc. Project, 5.000% due 5/1/29(b)(c)	203,169
115,000	NR	Harbor Bay Community Development District, Special Assessment, Area One, Series A2, 3.100% due 5/1/24	116,568

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Florida — 4.9% — (continued)
$275,000	NR	Lakewood Ranch Stewardship District, Special Assessment, Isles Lakewood Ranch Project, 3.875% due 5/1/29	$287,386
310,000	NR	Seminole County Industrial Development Authority, Revenue Bonds, Legacy Pointe at UCF Project, 3.750% due 11/15/25	289,720
255,000	NR	Southern Groves Community Development District No. 5, Special Assessment, 2.875% due 5/1/24	256,267
100,000	NR	Westside Community Development District, Special Assessment, 3.500% due 5/1/24(c)	101,142

		Total Florida	3,392,556

Georgia — 4.3%
2,610,000	Aa1(d)	Main Street Natural Gas Inc., Revenue Bonds, Series B, 4.000% due 8/1/49(a)	2,965,456

Illinois — 4.8%
		Illinois Finance Authority, Revenue Bonds:
		Advocate Health Care:
785,000	Aa3(d)	Pre-refunded 6/1/22 @ 100, 4.000% due 6/1/47(f)	835,860
10,000	NR	Pre-refunded 6/1/22 @ 100, 4.000% due 6/1/47(f)	10,648
440,000	AA	Unrefunded Portion, 4.000% due 6/1/47	452,672
600,000	A	DePaul University, 5.000% due 10/1/36	694,470
1,000,000	AA+	Northwestern University, 5.000% due 12/1/28	1,336,860

		Total Illinois	3,330,510

Indiana — 1.7%
1,000,000	A+	Indiana Municipal Power Agency, Power Supply, Revenue Bonds, Series C, 5.000% due 1/1/37	1,189,850

Iowa — 1.8%
1,000,000	A3(d)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(a)	1,221,100

Louisiana — 0.8%
		New Orleans Aviation Board, AMT, General Airport North Terminal, Revenue Bonds, Series B:
250,000	A	5.000% due 1/1/37(b)	290,370
250,000	A	5.000% due 1/1/38(b)	289,682

		Total Louisiana	580,052

Maryland — 1.2%
		City of Baltimore, MD, Tax Allocation, Harbor Point Project:
200,000	NR	Series A, 2.600% due 6/1/21(c)	199,644
200,000	NR	Series A, 2.750% due 6/1/24(c)	198,026
125,000	NR	Series A, 2.800% due 6/1/25(c)	123,461
135,000	NR	Series A, 2.850% due 6/1/26(c)	133,231
160,000	NR	Series B, 3.000% due 6/1/24(c)	158,706

		Total Maryland	813,068

Massachusetts — 1.8%
1,000,000	AA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A1, 5.000% due 7/1/44	1,220,210

Michigan — 0.6%
400,000	BB+	Michigan Finance Authority, Revenue Bonds, Cesar Chavez Academy Project, 3.250% due 2/1/24	401,664

Nevada — 2.2%
100,000	Ba2(d)	City of Sparks, NV, Revenue Bonds, Senior Sales Tax Anticipation, Series A, 2.500% due 6/15/24(c)	99,354
1,130,000	AAA	State of Nevada Highway Improvement Revenue, Revenue Bonds, 5.000% due 12/1/31	1,416,715

		Total Nevada	1,516,069

New Hampshire — 1.4%
1,000,000	B	New Hampshire Business Finance Authority, Revenue Bonds, Casella Waste Systems Inc., 2.950% due 4/1/29(b)(c)	991,740

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

New Jersey — 4.6%
$1,340,000	A3(d)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	$1,496,994
215,000	NR	New Jersey Economic Development Authority, Revenue Bonds, Golden Door Charter School Project, 5.125% due 11/1/29(c)	229,235
1,250,000	A+	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Highway Reimbursement, 5.000% due 6/15/30	1,445,238

		Total New Jersey	3,171,467

New Mexico — 1.8%
1,000,000	BBB	City of Farmington, NM, Revenue Bonds, Public Service Company of New Mexico, 1.875% due 4/1/33(a)	1,012,070
		City of Santa Fe, NM, Revenue Bonds, El Castillo Retirement Project:
100,000	BB+(e)	2.250% due 5/15/24	97,148
100,000	BB+(e)	2.625% due 5/15/25	97,719

		Total New Mexico	1,206,937

New York — 4.1%
1,170,000	AA	New York City Trust for Cultural Resources, Revenue Bonds, Juilliard School, Series A, 5.000% due 1/1/33	1,512,307
1,000,000	AA+	New York State Dormitory Authority, Revenue Bonds, Bidding Group, Series B, Unrefunded Portion, 5.000% due 2/15/43	1,205,090
140,000	WD(e)	Niagara Tobacco Asset Securitization Corp., Revenue Bonds, Asset-Backed Bonds, 5.000% due 5/15/21	142,576

		Total New York	2,859,973

Ohio — 1.2%
160,000	NR	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series B2, Class 2, 5.000% due 6/1/55	176,000
600,000	Ba1(d)	Ohio Air Quality Development Authority, Revenue Bonds, Ohio Valley Electric Corp., Series A, 2.875% due 2/1/26	623,742

		Total Ohio	799,742

Oregon — 1.3%
830,000	Aa2(d)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO, NPFG-Insured, 5.000% due 6/15/22	901,463

Pennsylvania — 0.5%
375,000	A-	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Variable AMT Waste Management Inc. Project, 0.450% due 8/1/45(a)(b)	374,944

Puerto Rico — 1.9%
		Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds:
334,000	NR	Series A1, zero coupon, due 7/1/24	308,549
664,000	NR	Series A1, 4.750% due 7/1/53	697,891
90,000	NR	Series A1, 5.000% due 7/1/58	96,093
216,000	NR	Series A2, 4.784% due 7/1/58	227,515

		Total Puerto Rico	1,330,048

South Carolina — 10.5%
1,535,000	Aa3(d)	Clemson University, Revenue Bonds, 5.000% due 5/1/29	1,817,962
2,000,000	A	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Prisma Health Obligation Group, Series A, 5.000% due 5/1/28	2,491,800
2,985,000	Aa3(d)	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Remarketing, Series B, 0.554% (1-Month USD-LIBOR + 0.450%) due 10/1/31(a)	2,965,329

		Total South Carolina	7,275,091

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Tennessee — 1.5%
$970,000	Aa2(d)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	$1,043,768

Texas — 8.2%
1,000,000	A1(d)	City of Houston, TX, Airport System Revenue, Revenue Bonds, AMT, Series C, 5.000% due 7/1/26(b)	1,210,690
295,000	A	Lower Colorado River Authority, Revenue Bonds, LCRA Transmission Services Corp. Project, 4.000% due 5/15/36	307,611
300,000	BBB+	Mission Economic Development Corp., Revenue Bonds, AMT, Republic Services Inc. Project, Series A, 0.500% due 5/1/50(a)(b)	299,979
505,000	NR	New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Beta Academy, 3.375% due 8/15/29(c)	502,485
500,000	AAA	North East, TX, Independent School District, GO, PSF-GTD-Insured, 5.250% due 2/1/28	662,625
1,000,000	A+	North Texas Tollway Authority, Revenue Bonds, Series A, 5.000% due 1/1/39	1,174,070
1,250,000	AA	San Antonio Water System, Revenue Bonds, Junior Lien Revenue and Refunding Bonds, Series C, 5.000% due 5/15/46	1,523,713

		Total Texas	5,681,173

Utah — 0.9%
500,000	A-	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind, Series A, 5.000% due 9/1/32	629,245

Washington — 2.0%
1,000,000	AA+	King County School District No. 401 Highline, GO, SCH BD GTY-Insured, 5.000% due 12/1/35	1,284,740
100,000	BB(e)	Washington State Housing Finance Commission, Revenue Bonds, Transforming Age Projects, Series A, 5.000% due 1/1/26(c)	106,282

		Total Washington	1,391,022

Wisconsin — 2.9%
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
1,300,000	AA-	Aspirus Inc. Obligation Group, 4.000% due 8/15/40	1,400,932
500,000	AA	Milwaukee Regional Medical Center Thermal Service Obligated Group, 5.000% due 4/1/37	619,415

		King County School District No. 401 Highline, GO, SCH BD GTY-Insured, 5.000% due 12/1/35	2,020,347

Wyoming — 1.0%
680,000	A	County of Laramie, WY, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.000% due 5/1/37	694,130

		TOTAL MUNICIPAL BONDS (Cost — $58,883,023)	62,945,881

SHORT-TERM INVESTMENTS — 8.5%

TIME DEPOSITS — 8.5%
71,779		Barclays Bank PLC — London, 0.010% due 9/1/20	71,779
910,374		Citibank — New York, 0.010% due 9/1/20	910,374
4,868,478		JPMorgan Chase & Co. — New York, 0.010% due 9/1/20	4,868,478

		TOTAL SHORT-TERM INVESTMENTS (Cost — $5,850,631)	5,850,631

		TOTAL INVESTMENTS — 99.5% (Cost — $64,733,654)	68,796,512

		Other Assets in Excess of Liabilities — 0.5%	350,818

		TOTAL NET ASSETS — 100.0%	$69,147,330

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2020.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $4,557,169 and represents 6.6% of net assets.

(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)

Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

At August 31, 2020, for Municipal Bond Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Municipal Bond Fund	$64,743,303	$4,137,845	$(84,636)	$4,053,209

Abbreviations used in this schedule:
BAM	— Build America Mutual
FGIC	— Financial Guarantee Insurance Company
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
NPFG	— National Public Finance Guarantee Corporation
PLC	— Public Limited Company
PSF-GTD	— Permanent School Fund Guaranteed
SCH BD GTY	— School Bond Guaranty

See pages 301-302 for definitions of ratings.

Summary of Investments by Industry^
General Obligation	15.9%
Health Care Providers & Services	15.5
Development	9.5
Transportation	8.1
Higher Education	7.8
School District	7.1
Airport	5.1
Water and Sewer	4.7
Utilities	4.1
Education	3.8
Power	2.3
Tobacco Settlement	2.1
Pollution	1.9
Single Family Housing	1.5
Multi Family Housing	1.2
Nursing Homes	0.9
Short-Term Investments	8.5

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†	Security	Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 106.1%
	U.S. Treasury Inflation Indexed Bonds:
$1,654,857	2.375% due 1/15/25	$1,942,950
6,264,450	2.000% due 1/15/26(a)	7,459,416
1,965,204	1.750% due 1/15/28	2,417,176
4,926,745	3.625% due 4/15/28	6,827,888
1,911,562	2.500% due 1/15/29	2,525,971
1,955,508	3.875% due 4/15/29	2,846,425
34,857	3.375% due 4/15/32(b)	53,628
1,645,967	2.125% due 2/15/40	2,542,873
3,119,580	2.125% due 2/15/41	4,876,664
2,053,602	0.750% due 2/15/42(b)	2,595,167
437,303	0.625% due 2/15/43	541,123
5,055,060	1.375% due 2/15/44	7,226,605
240,849	0.750% due 2/15/45(b)	308,443
4,667,563	1.000% due 2/15/46	6,336,988
1,698,056	0.875% due 2/15/47	2,273,364
1,589,038	1.000% due 2/15/48	2,218,009
461,256	0.250% due 2/15/50	549,925
	U.S. Treasury Inflation Indexed Notes:
1,781,685	0.125% due 4/15/21	1,797,213
4,089,046	0.125% due 1/15/22	4,174,437
12,616,596	0.125% due 4/15/22(a)(b)	12,910,212
15,199,348	0.125% due 1/15/23(a)	15,765,957
6,870,699	0.625% due 4/15/23	7,239,616
1,878,262	0.625% due 1/15/24	2,012,986
1,839,888	0.500% due 4/15/24	1,971,047
803,840	0.125% due 10/15/24	861,345
7,985,232	0.625% due 1/15/26(a)	8,890,026
7,996,268	0.125% due 7/15/26(a)	8,764,671
4,407,619	0.375% due 1/15/27	4,904,781
7,598,403	0.375% due 7/15/27(a)	8,536,084
7,501,943	0.500% due 1/15/28(a)	8,504,503
9,766,865	0.750% due 7/15/28(a)	11,381,849
4,379,961	0.875% due 1/15/29	5,160,419
3,091,015	0.250% due 7/15/29	3,500,165
541,080	0.125% due 1/15/30(b)	605,785
4,092,304	0.125% due 7/15/30	4,614,311
130,000	U.S. Treasury Notes, 1.750% due 12/31/24(b)	138,552

	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $147,706,555)	165,276,574

MORTGAGE-BACKED SECURITIES — 18.6%

FNMA — 16.9%
	Federal National Mortgage Association (FNMA):
3,483,770	4.000% due 7/1/49	3,716,001
300,000	4.000% due 9/1/50	319,793
5,000,000	4.000% due 9/1/50(c)	5,329,492
3,900,000	3.500% due 10/1/50(c)	4,117,395
2,700,000	2.000% due 11/1/50(c)	2,772,420
5,800,000	2.500% due 11/1/50(c)	6,081,085
3,800,000	3.000% due 11/1/50(c)	3,993,941

	TOTAL FNMA	26,330,127

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

GNMA — 1.7%
$2,600,000			Government National Mortgage Association (GNMA), 2.500% due 11/01/2050(c)	$2,729,695

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $29,026,488)	29,059,822

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.1%
			Alternative Loan Trust:
310,412		Caa2(d)	Series 2006-HY11, Class A1, 0.295% (1-Month USD-LIBOR + 0.120%) due 6/25/36(e)	294,134
50,660		WR(d)	Series 2007-4CB, Class 1A35, 6.000% due 4/25/37	51,477
637,913		Caa3(d)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 1A1, 6.000% due 8/25/37(e)	631,612
1,787		AA	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.815% (6-Month USD-LIBOR + 1.500%) due 9/25/45(e)	1,782
18,140		AAA	B&M CLO Ltd., Series 2014-1A, Class A1R, 1.001% (3-Month USD-LIBOR + 0.730%) due 4/16/26(e)(f)	18,129
546,365		Aaa(d)	Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class A, 1.212% (1-Month USD-LIBOR + 1.050%) due 9/15/36(e)(f)	539,136
57,482		NR	Bayview Opportunity Master Fund IVa Trust, Series 2019-SBR1, Class A1, step bond to yield, 3.475% due 6/28/34(f)	57,618
24,964		WR(d)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 4.084% due 5/25/33(e)	24,563
273,147		CCC	Bear Stearns Asset-Backed Securities Trust, Series 2004-1, Class M1, 1.150% (1-Month USD-LIBOR + 0.975%) due 6/25/34(e)	274,245
63,918		AA+	Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-A, Class A1, 0.535% (1-Month USD-LIBOR + 0.360%) due 3/25/35(e)(f)	63,214
			CHL Mortgage Pass-Through Trust:
920,891		WR(d)	Series 2005-HYB6, Class 2A1, 3.208% due 10/20/35(e)	906,313
96,317		WR(d)	Series 2005-HYB9, Class 2A1, 2.207% (1-Year USD-LIBOR + 1.750%) due 2/20/36(e)	93,407
128,443		Caa2(d)	Series 2006-6, Class A4, 6.000% due 4/25/36	97,551
187,526		WD(g)	Series 2007-1, Class A1, 6.000% due 3/25/37	152,797
			Citigroup Mortgage Loan Trust:
6,596		B-	Series 2004-HYB2, Class 2A, 4.023% due 3/25/34(e)	6,642
253,158		Caa2(d)	Series 2007-AR4, Class 1A1A, 3.925% due 3/25/37(e)	237,195
89,991		NR	Series 2019-B, Class A1, 3.258% due 4/25/66(e)(f)	90,810
30,717		WR(d)	Citigroup Mortgage Loan Trust Inc., Series 2004-NCM2, Class 1CB1, 5.500% due 8/25/34	31,523
			Countrywide Asset-Backed Certificates:
425,163		CC	Series 2007-1, Class 1A, 0.315% (1-Month USD-LIBOR + 0.140%) due 7/25/37(e)	381,717
89,929		D	Series 2007-6, Class 1A, 0.375% (1-Month USD-LIBOR + 0.200%) due 9/25/37(e)	77,467
508,177		CCC	Series 2007-8, Class 1A1, 0.365% (1-Month USD-LIBOR + 0.190%) due 11/25/37(e)	472,634
739,297		NR	Credit Suisse Commercial Mortgage, Series 2015-3R, Class 5A2, 0.325% (1-Month USD-LIBOR + 0.150%) due 9/29/36(e)(f)	718,124
182,581		NR	Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.512% due 8/26/58(f)	184,036
			Credit-Based Asset Servicing & Securitization LLC:
153,000		BB	Series 2005-CB3, Class M4, 1.225% (1-Month USD-LIBOR + 1.050%) due 6/25/35(e)	143,760
997,062		CC	Series 2007-CB6, Class A3, 0.395% (1-Month USD-LIBOR + 0.220%) due 7/25/37(e)(f)	780,956
592,254		AAA	Crown Point CLO 5 Ltd., Series 2018-5A, Class A, 1.213% (3-Month USD-LIBOR + 0.940%) due 7/17/28(e)(f)	588,746
149,011		D	CWABS Asset-Backed Certificates Trust, Series 2004-7, Class MV5, 1.900% (1-Month USD-LIBOR + 1.725%) due 11/25/34(e)	147,199
952,501		CCC	Ellington Loan Acquisition Trust, Series 2007-1, Class A1, 1.275% (1-Month USD-LIBOR + 1.100%) due 5/25/37(e)(f)	938,288
500,000	EUR	AAA	Euro-Galaxy V CLO BV, Series 2016-5A, Class ARV, 0.820% (3-Month EURIBOR + 0.820%) due 11/10/30(e)(f)	596,752
95,231		Aaa(d)	Evans Grove CLO Ltd., Series 2018-1A, Class A1, 1.291% (3-Month USD-LIBOR + 0.920%) due 5/28/28(e)(f)	94,264
904,451		NR	Fannie Mae REMICS, Series 2019-5, Class FA, 0.575% (1-Month USD-LIBOR + 0.400%) due 3/25/49(e)	907,461

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.1% — (continued)
			Government National Mortgage Association:
$418,163		NR	Series 2018-H15, Class FG, 2.266% (1-Year USD-LIBOR + 0.150%) due 8/20/68(e)	$415,381
861,462		NR	Series 2019-20, Class FE, 0.558% (1-Month USD-LIBOR + 0.400%) due 2/20/49(e)	861,270
29,904		D	GSAA Trust, Series 2006-7, Class AF4A, step bond to yield, 6.220% due 3/25/46	22,006
5,137		AA+	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.498% (1-Month USD-LIBOR + 0.340%) due 6/20/35(e)	5,020
785,055	GBP	AAA	Hawksmoor Mortgages, Series 2019-1A, Class A, 1.112% (Sterling Overnight Index Average + 1.050%) due 5/25/53(e)(f)	1,052,215
65,377		B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.815% (1-Month USD-LIBOR + 0.640%) due 7/25/45(e)	57,867
220,183		Aaa(d)	JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class A, 1.123% (3-Month USD-LIBOR + 0.850%) due 1/17/28(e)(f)	219,002
423,126		CCC	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 1A1, 0.635% (1-Month USD-LIBOR + 0.460%) due 3/25/36(e)	390,284
200,000		A-	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-FL12, Class A, 1.612% (1-Month USD-LIBOR + 1.450%) due 12/15/31(e)(f)	193,780
260,000	EUR	AAA	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.442% (0.800% — 3-Month EURIBOR) due 12/15/29(f)(i)	308,319
85,825		NR	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, step bond to yield, 3.750% due 4/25/59(f)	87,980
428,094		WD(g)	Lehman XS Trust, Series 2007-20N, Class A1, 1.325% (1-Month USD-LIBOR + 1.150%) due 12/25/37(e)	396,659
190,104		CC	Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A2, 0.295% (1-Month USD-LIBOR + 0.120%) due 8/25/36(e)	99,186
269,533		Aaa(d)	Monarch Grove CLO, Series 2018-1A, Class A1, 1.125% (3-Month USD-LIBOR + 0.880%) due 1/25/28(e)(f)	267,924
555,891		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 1.086% (3-Month USD-LIBOR + 0.820%) due 10/13/27(e)(f)	552,562
13,290		AA+	MRFC Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, 0.642% (1-Month USD-LIBOR + 0.480%) due 6/15/30(e)	13,061
			New Residential Mortgage Loan Trust:
69,335		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(e)(f)	74,986
361,347		Aaa(d)	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(e)(f)	377,608
			Option One Mortgage Loan Trust:
119,271		CC	Series 2007-1, Class 1A1, 0.315% (1-Month USD-LIBOR + 0.140%) due 1/25/37(e)	86,999
114,990		CC	Series 2007-2, Class 1A1, 0.315% (1-Month USD-LIBOR + 0.140%) due 3/25/37(e)	88,504
700,000	EUR	AAA	OZLME BV, Series 1A, Class AR, 0.820% (3-Month EURIBOR + 0.820%) due 1/18/30(e)(f)	834,294
600,000		B+	RASC Trust, Series 2006-KS3, Class M1, 0.505% (1-Month USD-LIBOR + 0.330%) due 4/25/36(e)	578,433
583,830		WD(g)	Residential Asset Securitization Trust, Series 2006-A10, Class A5, 6.500% due 9/25/36	363,772
			Securitized Asset-Backed Receivables LLC Trust:
576,119		CC	Series 2006-FR3, Class A3, 0.425% (1-Month USD-LIBOR + 0.250%) due 5/25/36(e)	394,525
113,637		CC	Series 2006-HE2, Class A2C, 0.325% (1-Month USD-LIBOR + 0.150%) due 7/25/36(e)	63,307
286,399		B	Sequoia Mortgage Trust, Series 6, Class A, 0.801% (1-Month USD-LIBOR + 0.640%) due 4/19/27(e)	277,572
900,000		Aaa(d)	Sound Point Clo XIV Ltd., Series 2016-3A, Class AR, 1.406% (3-Month USD-LIBOR + 1.150%) due 1/23/29(e)(f)	894,482
			Soundview Home Loan Trust:
277,267		CC	Series 2007-OPT1, Class 1A1, 0.375% (1-Month USD-LIBOR + 0.200%) due 6/25/37(e)	229,707
76,502		CCC	Series 2007-OPT2, Class 2A3, 0.355% (1-Month USD-LIBOR + 0.180%) due 7/25/37(e)	72,004
411,227		NR	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200% due 5/27/36(f)	416,861
204,566		Aaa(d)	Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 1.218% (3-Month USD-LIBOR + 0.950%) due 7/14/26(e)(f)	203,834
258,386		Aaa(d)	Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 1.155% (3-Month USD-LIBOR + 0.880%) due 4/15/28(e)(f)	257,700

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.1% — (continued)
$44,905		AAA	THL Credit Wind River CLO Ltd., Series 2012-1A, Class AR2, 1.155% (3-Month USD-LIBOR + 0.880%) due 1/15/26(e)(f)	$44,823
353,420		Aaa(d)	TICP CLO III-2 Ltd., Series 2018-3R, Class A, 1.112% (3-Month USD-LIBOR + 0.840%) due 4/20/28(e)(f)	352,385
500,000		Aaa(d)	Venture 35 CLO Ltd., Series 2018-35A, Class AS, 1.408% (3-Month USD-LIBOR + 1.150%) due 10/22/31(e)(f)	500,873
308,523		AAA	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 1.056% (3-Month USD-LIBOR + 0.800%) due 2/28/26(e)(f)	306,713
677,030		Aaa(d)	Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 1.125% (3-Month USD-LIBOR + 0.850%) due 1/15/28(e)(f)	670,978
316,681		Aaa(d)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 1.155% (3-Month USD-LIBOR + 0.880%) due 4/15/27(e)(f)	313,644
			WaMu Mortgage Pass-Through Certificates Trust:
12,744		Baa1(d)	Series 2002-AR2, Class A, 1.932% (11th District Cost of Funds Index + 1.250%) due 2/27/34(e)	12,365
4,895		BB	Series 2002-AR17, Class 1A, 2.371% (1-Year Treasury Average Rate + 1.200%) due 11/25/42(e)	4,632

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $21,869,088)	21,967,069

SOVEREIGN BONDS — 8.2%

Argentina — 0.0%
727,000	ARS	NR	Bonos del Tesoro Nacional en Pesos Badlar, 31.557% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 2.000%) due 4/3/22(e)	10,151
4,740,000	ARS	NR	Ciudad Autonoma de Buenos Aires, 34.506% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 5.000%) due 1/23/22(e)	66,985

			Total Argentina	77,136

Australia — 1.2%
			Australia Government Bonds:
1,040,000	AUD	Aaa(d)	1.250% due 2/21/22	915,928
890,000	AUD	Aaa(d)	3.000% due 9/20/25	978,881

			Total Australia	1,894,809

Brazil — 0.7%
5,768,000	BRL	BB-	Brazil Letras do Tesouro Nacional, zero coupon, due 10/1/20	1,050,958

Canada — 0.3%
			Canadian Government Real Return Bonds:
468,654	CAD	AAA	4.250% due 12/1/26	479,567
52,783	CAD	AAA	0.500% due 12/1/50	48,472

			Total Canada	528,039

Italy — 2.9%
3,593,664	EUR	NR	Italy Buoni Poliennali Del Tesoro, 1.400% due 5/26/25(f)	4,446,073

Japan — 2.0%
			Japanese Government CPI Linked Bonds:
140,242,660	JPY	A1(d)	0.100% due 3/10/28	1,330,865
181,356,570	JPY	A1(d)	0.100% due 3/10/29	1,724,450

			Total Japan	3,055,315

New Zealand — 0.7%
970,000	NZD	AA+	New Zealand Government Bonds Inflation Linked Bonds, 2.500% due 9/20/35	1,029,235

Peru — 0.3%
1,400,000	PEN	A-	Peru Government Bonds Inflation Linked Bonds, 6.150% due 8/12/32	466,504

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Qatar — 0.1%
$200,000		AA-	Qatar Government International Bonds, 3.875% due 4/23/23	$215,564

			TOTAL SOVEREIGN BONDS (Cost — $12,177,698)	12,763,633

CORPORATE BONDS & NOTES — 5.7%

Banks — 2.9%
100,000	EUR	Ba1(d)	Banco Santander SA, Junior Subordinated Notes, 6.250% (5-Year EUR Swap Rate + 5.640%)(e)(h)	119,190
200,000	EUR	Baa3(d)	Cooperatieve Rabobank UA, Junior Subordinated Notes, 6.625% (6.697% — 5-Year EUR Swap Rate)(h)(i)	248,495
700,000		BBB-	Deutsche Bank AG, Senior Unsecured Notes, 4.250% due 10/14/21	724,249
100,000	GBP	BBB	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	178,347
200,000		BBB+	Lloyds Banking Group PLC, Senior Unsecured Notes, 1.106% (3-Month USD-LIBOR + 0.800%) due 6/21/21(e)	200,987
			Natwest Group PLC:
240,000		B+	Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(e)(h)	252,814
			Senior Unsecured Notes:
200,000		BBB	1.847% (3-Month USD-LIBOR + 1.550%) due 6/25/24(e)	201,847
200,000		BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(e)	218,333
15,392,343	DKK	AAA	Nykredit Realkredit AS, Covered Notes, 1.000% due 10/1/50	2,460,465

			Total Banks	4,604,727

Diversified Financial Services — 2.2%
18,561,079	DKK	AAA	Jyske Realkredit AS, Covered Notes, 1.000% due 10/1/50	2,969,219
2,641,835	DKK	AAA	Nordea Kredit Realkreditaktieselskab, Covered Notes, 1.000% due 10/1/50	421,238

			Total Diversified Financial Services	3,390,457

Electric — 0.2%
200,000		BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 2.800% due 1/15/23	210,606
100,000		BBB+	Sempra Energy, Senior Unsecured Notes, 0.763% (3-Month USD-LIBOR + 0.450%) due 3/15/21(e)	100,158

			Total Electric	310,764

Oil & Gas — 0.4%
505,000		BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.093% due 1/15/30(f)	527,094
2,120,000	ARS	NA	YPF SA, Senior Unsecured Notes, 35.837% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 6.000%) due 3/4/21(e)	31,227

			Total Oil & Gas	558,321

			TOTAL CORPORATE BONDS & NOTES (Cost — $8,415,472)	8,864,269

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $219,195,301)	237,931,367

SHORT-TERM INVESTMENTS — 0.7%

TIME DEPOSITS — 0.7%
			ANZ National Bank — London:
46,468	AUD		0.010% due 9/1/20	34,279
692,204			0.010% due 9/1/20	692,204
			BBH — Grand Cayman:
8,117	NZD		0.010% due 9/1/20	5,469
441	SGD		0.010% due 9/1/20	324
344	CAD		0.030% due 9/1/20	264
4,554	ZAR		4.500% due 9/1/20	269
			BNP Paribas — Paris:
98,990	EUR		(0.690)% due 9/1/20	118,135
272,692	DKK		(0.650)% due 9/1/20	43,721

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount†		Security	Value

TIME DEPOSITS — 0.7% — (continued)
		Sumitomo Mitsui Banking Corp. — Tokyo
5,686,356	JPY	(0.230)% due 9/1/20	$53,683
48,469	GBP	0.010% due 9/1/20	64,791

		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,013,139)	1,013,139

		TOTAL INVESTMENTS IN SECURITIES (Cost — $220,208,440)	238,944,506

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $3,517)	2,047

		TOTAL INVESTMENTS — 153.4% (Cost — $220,211,957)	238,946,553

		Liabilities in Excess of Other Assets — (53.4)%	(83,153,559)

		TOTAL NET ASSETS — 100.0%	$155,792,994

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(b)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(c)	This security is traded on a TBA basis (see Note 1).
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2020.
(f)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $17,574,203 and represents 11.3% of net assets.

(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2020.

At August 31, 2020, for Inflation-Linked Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Inflation-Linked Fixed Income Fund	$221,484,886	$19,725,276	$(2,263,609)	$17,461,667

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Summary of Investments by Security Type^
U.S. Government Agencies & Obligations	69.2%
Mortgage-Backed Securities	12.2
Collateralized Mortgage Obligations	9.2
Sovereign Bonds	5.3
Corporate Bonds & Notes	3.7
Purchased Options	0.0 *
Short-Term Investments	0.4

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2020, Inflation-Linked Fixed Income Fund held the following Options Contracts Purchased:

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
46	$5,795,641		U.S. Treasury 5-Year Note October Futures, Put	CITI	9/25/20	$ 118.50	$46
110	15,300,313		U.S. Treasury 10-Year Note October Futures, Call	CITI	9/25/20	$ 160.00	110
24	3,231,600	EUR	Euro-Bobl November Futures, Put	SOG	10/23/20	EUR 129.75	143
233	26,141,435	EUR	Euro-Schatz December Futures, Call	SOG	11/20/20	EUR 117.00	1,390
60	6,731,700	EUR	Euro-Schatz October Futures, Call	SOG	9/25/20	EUR 114.30	358

			Total Options on Futures				$2,047

			TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $3,517)				$2,047

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2020, Inflation-Linked Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions
Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
800,000	$529,264		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	BNP	12/16/20	1.000%	$1,235
300,000	198,474		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	DUB	12/16/20	1.000%	463
200,000	132,316		OTC Markit CDX North America Investment Grade Series 34 5-Year Index, Put	DUB	11/18/20	1.050%	194
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	11/18/20	0.475%	190
400,000	215,956	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	BNP	9/16/20	0.500%	120
1,100,000	593,879	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	DUB	10/21/20	0.500%	922
400,000	215,956	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Call	JPM	10/21/20	0.500%	335
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	10/21/20	0.750%	168
200,000	107,978	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	11/18/20	0.900%	191
400,000	215,956	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	BNP	9/16/20	1.100%	2
1,100,000	593,879	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	DUB	10/21/20	1.200%	161
400,000	215,956	EUR	OTC Markit iTraxx Europe Series 33 5-Year Index, Put	JPM	10/21/20	1.200%	59

			Total Credit Default Swaptions				$4,040

			TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $9,122)				$4,040

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2020, Inflation-Linked Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†	Security	Value
	Bank of America:
$1,855,500	0.150% due 9/8/20	$1,855,500
33,166,906	0.160% due 9/1/20	33,166,906
24,321,419	0.170% due 10/6/20	24,321,419
941,000	0.180% due 10/8/20	941,000
1,167,500	0.180% due 10/15/20	1,167,500

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $61,452,325)	$61,452,325

†	Amount denominated in U.S. dollars, unless otherwise noted.

For the year ended August 31, 2020, the daily average borrowing and interest rate under the reverse repurchase agreements were $48,509,764 and 1.164%, respectively.

At August 31, 2020, Inflation-Linked Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro-Bobl September Futures	24	9/20	$3,841,996	$3,856,019	$14,023
Euro-Bund September Futures	25	9/20	5,256,998	5,237,832	(19,166)
U.S. Treasury 5-Year Note December Futures	46	12/20	5,792,046	5,797,437	5,391

					248

Contracts to Sell:
Australian Government 10-Year Bond September Futures	4	9/20	432,082	435,150	(3,068)
Australian Government 3-Year Bond September Futures	14	9/20	1,208,292	1,207,784	508
Euro-BTP September Futures	14	9/20	2,398,627	2,442,818	(44,191)
Euro-Buxl 30-Year Bond September Futures	6	9/20	1,546,193	1,553,234	(7,041)
Euro-Schatz Note December Futures	274	12/20	36,691,726	36,690,091	1,635
Japan Government 10-Year Bond September Futures	3	9/20	4,302,620	4,293,321	9,299
U.S. Treasury 2-Year Note December Futures	26	12/20	5,743,359	5,744,578	(1,219)
U.S. Treasury 10-Year Note December Futures	146	12/20	20,350,223	20,330,500	19,723
U.S. Treasury Long Bond December Futures	12	12/20	2,133,375	2,108,625	24,750
U.S. Treasury Ultra Long Bond December Futures	2	12/20	450,547	441,813	8,734
U.S. Ultra Long Bond December Futures	22	12/20	3,524,988	3,507,625	17,363

					26,493

Net Unrealized Appreciation on Open Exchange-Traded Futures Contracts					$26,741

At August 31, 2020, Inflation-Linked Fixed Income Fund had deposited cash of $495,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2020, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	2,521,000	USD	1,842,501	HSBC	$1,859,742	9/2/20	$17,241
Japanese Yen	255,576,925	USD	2,409,739	BNP	2,412,810	9/2/20	3,071
Japanese Yen	69,997,006	USD	658,296	HSBC	660,816	9/2/20	2,520

							22,832

Contracts to Sell:
Australian Dollar	2,521,000	USD	1,813,796	JPM	1,859,741	9/2/20	(45,945)
Australian Dollar	2,521,000	USD	1,842,642	HSBC	1,859,934	10/2/20	(17,292)
Brazilian Real	5,768,000	USD	1,054,036	JPM	1,051,509	10/2/20	2,527
British Pound	1,616,000	USD	2,121,498	JPM	2,160,189	9/2/20	(38,691)
British Pound	1,616,000	USD	2,155,024	SCB	2,160,668	10/2/20	(5,644)
Canadian Dollar	143,261	USD	106,917	HSBC	109,846	9/2/20	(2,929)
Canadian Dollar	491,000	USD	365,719	JPM	376,476	9/2/20	(10,757)
Danish Krone	31,618,098	USD	4,792,804	BCLY	5,072,026	10/1/20	(279,222)
Danish Krone	4,649,506	USD	705,679	JPM	745,852	10/1/20	(40,173)
Euro	748,000	USD	880,375	MLP	892,663	9/2/20	(12,288)
Euro	4,173,000	USD	4,937,587	SCB	4,980,059	9/2/20	(42,472)
Euro	4,921,000	USD	5,889,166	SCB	5,876,670	10/2/20	12,496
Japanese Yen	325,573,931	USD	3,099,293	MLP	3,073,627	9/2/20	25,666
Japanese Yen	255,576,925	USD	2,410,705	BNP	2,413,808	10/2/20	(3,103)
Japanese Yen	69,997,006	USD	658,543	HSBC	661,090	10/2/20	(2,547)
New Zealand Dollar	1,455,000	USD	964,172	HSBC	980,234	9/2/20	(16,062)
New Zealand Dollar	1,455,000	USD	978,241	BNP	980,200	10/2/20	(1,959)
Peruvian Sol	1,581,510	USD	457,348	DUB	446,284	10/5/20	11,064

							(467,331)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(444,499)

At August 31, 2020, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Depreciation
Receive	3-Month FRA New Zealand Bank Bill	3.250%	3/21/28	6-Month	NZD	700,000	$(106,737)	$2,137	$(108,874)
Receive	6-Month JPY-LIBOR	0.300%	9/20/27	6-Month	JPY	5,590,000	(1,177)	(101)	(1,076)

							$(107,914)	$2,036	$(109,950)

At August 31, 2020, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	2-Year EUR Inflation Linked	0.090%	5/15/22	EUR	1,800,000	$11,128	$—	$11,128
Receive	2-Year EUR Inflation Linked	0.330%	7/15/22	EUR	600,000	4,220	(69)	4,289
Receive	5-Year EUR Inflation Linked	1.030%	3/15/24	EUR	2,000,000	(64,317)	(3,199)	(61,118)
Pay	10-Year EUR Inflation Linked	1.620%	5/15/28	EUR	910,000	85,253	57	85,196

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	15-Year EUR Inflation Linked	1.710%	3/15/33	EUR	100,000	$(13,975)	$—	$(13,975)
Pay	5-Year GBP Inflation Linked	3.330%	1/15/25	GBP	4,000,000	64,111	112,667	(48,556)
Pay	5-Year GBP Inflation Linked	3.850%	9/15/24	GBP	1,300,000	86,042	(181)	86,223
Pay	10-Year GBP Inflation Linked	3.718%	12/15/28	GBP	920,000	75,555	—	75,555
Pay	15-Year GBP Inflation Linked	3.100%	6/15/31	GBP	2,430,000	(177,956)	(251,380)	73,424
Receive	15-Year GBP Inflation Linked	3.598%	9/15/34	GBP	1,010,000	(83,112)	421	(83,533)
Pay	1-Year USD Inflation Linked	0.860%	6/15/21	USD	100,000	(847)	—	(847)
Pay	1-Year USD Inflation Linked	0.900%	6/17/21	USD	2,000,000	(17,269)	—	(17,269)
Pay	1-Year USD Inflation Linked	1.030%	6/18/21	USD	1,400,000	(10,669)	70	(10,739)
Pay	1-Year USD Inflation Linked	1.420%	7/9/21	USD	400,000	(3,154)	(30)	(3,124)
Pay	1-Year USD Inflation Linked	1.690%	8/7/21	USD	800,000	(4,579)	(40)	(4,539)
Pay	1-Year USD Inflation Linked	1.825%	8/14/21	USD	1,100,000	(3,727)	—	(3,727)
Pay	1-Year USD Inflation Linked	1.840%	8/14/21	USD	600,000	(1,943)	(30)	(1,913)
Pay	1-Year USD Inflation Linked	1.863%	8/26/21	USD	400,000	(543)	(40)	(503)
Receive	2-Year USD Inflation Linked	1.488%	10/1/21	USD	900,000	(4,624)	—	(4,624)
Receive	5-Year USD Inflation Linked	2.210%	2/5/23	USD	2,090,000	(62,442)	—	(62,442)
Receive	5-Year USD Inflation Linked	2.220%	4/13/23	USD	6,296,000	(212,136)	—	(212,136)
Receive	7-Year USD Inflation Linked	1.798%	8/25/27	USD	600,000	9,104	—	9,104
Receive	7-Year USD Inflation Linked	1.890%	8/27/27	USD	700,000	5,461	—	5,461
Pay	10-Year USD Inflation Linked	1.280%	5/19/30	USD	800,000	(55,969)	—	(55,969)
Pay	10-Year USD Inflation Linked	1.760%	11/4/29	USD	1,200,000	(17,014)	(1,416)	(15,598)
Pay	10-Year USD Inflation Linked	1.883%	11/20/29	USD	1,500,000	(1,141)	1,434	(2,575)
Pay	10-Year USD Inflation Linked	2.335%	2/5/28	USD	960,000	53,506	2,083	51,423
Pay	10-Year USD Inflation Linked	2.352%	5/9/28	USD	360,000	21,848	—	21,848
Pay	10-Year USD Inflation Linked	2.360%	5/9/28	USD	540,000	33,259	—	33,259
Pay	10-Year USD Inflation Linked	2.364%	5/10/28	USD	550,000	34,102	—	34,102

						$(251,828)	$(139,653)	$ (112,175)

At August 31, 2020, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/20 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Depreciation
Markit CDX North America High Yield Index Series 33 5-Year Index	5.000%	12/20/24	3-Month	3.544%	USD	1,170,000	$(78,046)	$(75,699)	$(2,347)
Markit CDX North America High Yield Index Series 34 5-Year Index	5.000%	6/20/25	3-Month	3.645%	USD	1,302,000	(88,429)	64,061	(152,490)

							$(166,475)	$(11,638)	$(154,837)

Centrally Cleared — Credit Default Swaps on Corporate Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/20 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG, A-	1.000%	12/20/20	3-Month	0.183%	EUR	100,000	$543	$1,651	$ (1,108)
General Electric Co., BBH+	1.000%	12/20/23	3-Month	1.299%	USD	100,000	(766)	(4,874)	4,108

							$(223)	$ (3,223)	$3,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At August 31, 2020, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $674,000 for open centrally cleared swap contracts.

At August 31, 2020, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $10,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
BRL	— Brazilian Real	CITI	— Citigroup Global Markets Inc.
CAD	— Canadian Dollar	DUB	— Deutsche Bank AG
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar	SOG	— Societe Generale SA
PEN	— Peruvian Sol
SGD	— Singapore Dollar
USD	— United States Dollar
ZAR	— South African Rand

See pages 301-302 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 53.0%

Aerospace/Defense — 0.9%
		Boeing Co. (The), Senior Unsecured Notes:
$807,000	BBB-	1.650% due 10/30/20	$807,543
1,200,000	BBB-	2.300% due 8/1/21	1,214,811
1,500,000	CCC+	Spirit AeroSystems Inc., Company Guaranteed Notes, 1.113% (3-Month USD-LIBOR + 0.800%) due 6/15/21(a)	1,415,872

		Total Aerospace/Defense	3,438,226

Agriculture — 1.4%
2,900,000	BBB+	BAT Capital Corp., Company Guaranteed Notes, 1.160% (3-Month USD-LIBOR + 0.880%) due 8/15/22(a)	2,920,873
2,700,000	BBB	Imperial Brands Finance PLC, Company Guaranteed Notes, 3.750% due 7/21/22(b)	2,822,557

		Total Agriculture	5,743,430

Airlines — 0.0%
87,806	BBB+	Northwest Airlines Inc. Class G-2 Pass-Through Trust, Pass-Thru Certificates, 6.264% due 11/20/21	87,830

Auto Manufacturers — 7.2%
		American Honda Finance Corp., Senior Unsecured Notes:
500,000	A-	0.923% (3-Month USD-LIBOR + 0.610%) due 9/9/21(a)	502,503
1,500,000	A-	0.846% (3-Month USD-LIBOR + 0.540%) due 6/27/22(a)	1,504,587
500,000	A	BMW US Capital LLC, Company Guaranteed Notes, 0.754% (3-Month USD-LIBOR + 0.500%) due 8/13/21(a)(b)	500,602
		Daimler Finance North America LLC, Company Guaranteed Notes:
500,000	BBB+	0.687% (3-Month USD-LIBOR + 0.430%) due 2/12/21(a)(b)	499,796
5,600,000	BBB+	1.136% (3-Month USD-LIBOR + 0.880%) due 2/22/22(a)(b)	5,612,412
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
1,000,000	BB+	2.343% due 11/2/20	999,375
1,037,000	BB+	1.114% (3-Month USD-LIBOR + 0.810%) due 4/5/21(a)	1,021,559
200,000	BBB	General Motors Co., Senior Unsecured Notes, 1.210% (3-Month USD-LIBOR + 0.900%) due 9/10/21(a)	199,742
		General Motors Financial Co., Inc.:
		Company Guaranteed Notes:
800,000	BBB	1.118% (3-Month USD-LIBOR + 0.850%) due 4/9/21(a)	799,885
500,000	BBB	1.818% (3-Month USD-LIBOR + 1.550%) due 1/14/22(a)	502,002
1,500,000	BBB	1.618% (3-Month USD-LIBOR + 1.310%) due 6/30/22(a)	1,497,542
2,400,000	BBB	Senior Unsecured Notes, 1.349% (3-Month USD-LIBOR + 1.100%) due 11/6/21(a)	2,391,043
500,000	BBB	Harley-Davidson Financial Services Inc., Company Guaranteed Notes, 3.550% due 5/21/21(b)	507,407
		Hyundai Capital America, Senior Unsecured Notes:
600,000	BBB+	1.108% (3-Month USD-LIBOR + 0.800%) due 9/18/20(a)(b)	600,056
800,000	BBB+	1.138% (3-Month USD-LIBOR + 0.820%) due 3/12/21(a)	800,040
1,700,000	BBB+	3.450% due 3/12/21	1,722,389
600,000	BBB+	1.217% (3-Month USD-LIBOR + 0.940%) due 7/8/21(a)	599,985
500,000	BBB+	3.750% due 7/8/21(b)	511,364
800,000	BBB+	Hyundai Capital Services Inc., Senior Unsecured Notes, 2.625% due 9/29/20	800,991
		Nissan Motor Acceptance Corp., Senior Unsecured Notes:
1,000,000	BBB-	0.833% (3-Month USD-LIBOR + 0.520%) due 3/15/21(a)(b)	992,439
1,000,000	BBB-	3.650% due 9/21/21(b)	1,013,421
1,000,000	BBB-	0.996% (3-Month USD-LIBOR + 0.690%) due 9/28/22(a)(b)	965,636
		Volkswagen Group of America Finance LLC, Company Guaranteed Notes:
1,000,000	BBB+	3.875% due 11/13/20(b)	1,006,679
3,000,000	BBB+	1.197% (3-Month USD-LIBOR + 0.940%) due 11/12/21(a)	3,002,123

		Total Auto Manufacturers	28,553,578

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 22.0%
$1,000,000	A1(c)	ABN AMRO Bank NV, Senior Unsecured Notes, 1.072% (3-Month USD-LIBOR + 0.800%) due 7/19/22(a)	$1,009,626
700,000	BBB+	Aozora Bank Ltd., Senior Unsecured Notes, 2.550% due 9/9/22	717,945
800,000	A	Banco Santander Chile, Senior Unsecured Notes, 1.456% (3-Month USD-LIBOR + 1.200%) due 11/28/21(a)	795,831
491,000	BBB+	Bangkok Bank PCL, Senior Unsecured Notes, 4.800% due 10/18/20	493,345
1,000,000	A-	Bank of America Corp., Senior Unsecured Notes, 1.117% (3-Month USD-LIBOR + 0.790%) due 3/5/24(a)	1,007,068
		Barclays PLC, Senior Unsecured Notes:
515,000	BBB	3.200% due 8/10/21	528,156
2,500,000	BBB	1.898% (3-Month USD-LIBOR + 1.625%) due 1/10/23(a)	2,519,500
300,000	BBB	1.710% (3-Month USD-LIBOR + 1.430%) due 2/15/23(a)	301,281
500,000	BBB	1.660% (3-Month USD-LIBOR + 1.380%) due 5/16/24(a)	502,878
		Citigroup Inc., Senior Unsecured Notes:
1,500,000	BBB+	1.214% (3-Month USD-LIBOR + 0.950%) due 7/24/23(a)	1,513,017
2,100,000	BBB+	1.676% (3-Month USD-LIBOR + 1.430%) due 9/1/23(a)	2,135,259
500,000	BBB+	1.380% (3-Month USD-LIBOR + 1.100%) due 5/17/24(a)	506,486
300,000	BBB+	1.269% (3-Month USD-LIBOR + 1.023%) due 6/1/24(a)	302,928
1,200,000	A+	Cooperatieve Rabobank UA, Senior Unsecured Notes, 1.103% (3-Month USD-LIBOR + 0.830%) due 1/10/22(a)	1,212,336
1,750,000	BBB+	Credit Suisse Group AG, Senior Unsecured Notes, 1.558% (3-Month USD-LIBOR + 1.240%) due 6/12/24(a)	1,767,297
2,000,000	BBB+	Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes, 2.562% (3-Month USD-LIBOR + 2.290%) due 4/16/21(a)	2,027,263
		Danske Bank AS, Senior Unsecured Notes:
500,000	A	2.750% due 9/17/20	500,511
1,731,000	A	2.800% due 3/10/21(b)	1,751,806
1,050,000	A	2.000% due 9/8/21	1,066,888
		DBS Group Holdings Ltd., Senior Unsecured Notes:
1,000,000	Aa2(c)	0.865% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)	1,006,019
3,000,000	Aa2(c)	0.865% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)(b)	3,018,058
1,000,000	AA-	DNB Bank ASA, Senior Unsecured Notes, 1.311% (3-Month USD-LIBOR + 1.070%) due 6/2/21(a)	1,008,202
600,000	NR	Eksportfinans ASA, Senior Unsecured Notes, 1.043% (3-Month USD-LIBOR + 0.800%) due 11/10/20(a)(d)	600,159
1,500,000	AA-	First Abu Dhabi Bank PJSC, Senior Unsecured Notes, 1.221% (3-Month USD-LIBOR + 0.950%) due 4/16/22(a)	1,505,003
		Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
900,000	BBB+	1.450% (3-Month USD-LIBOR + 1.170%) due 11/15/21(a)	901,901
1,000,000	BBB+	1.355% (3-Month USD-LIBOR + 1.110%) due 4/26/22(a)	1,005,312
1,986,000	BBB+	1.041% (3-Month USD-LIBOR + 0.780%) due 10/31/22(a)	1,995,741
		HSBC Holdings PLC, Senior Unsecured Notes:
2,300,000	A-	0.968% (3-Month USD-LIBOR + 0.650%) due 9/11/21(a)	2,300,277
2,800,000	A-	1.270% (3-Month USD-LIBOR + 1.000%) due 5/18/24(a)	2,808,499
800,000	A-	1.545% (3-Month USD-LIBOR + 1.230%) due 3/11/25(a)	804,249
1,500,000	BBB-	ICICI Bank Ltd., Senior Unsecured Notes, 5.750% due 11/16/20	1,510,859
1,200,000	A-	ING Groep NV, Senior Unsecured Notes, 1.456% (3-Month USD-LIBOR + 1.150%) due 3/29/22(a)	1,213,478
3,900,000	A-	JPMorgan Chase & Co., Senior Unsecured Notes, 0.918% (3-Month USD-LIBOR + 0.610%) due 6/18/22(a)	3,913,865
		KEB Hana Bank, Senior Unsecured Notes:
400,000	A+	1.188% (3-Month USD-LIBOR + 0.875%) due 9/14/22(a)	401,986
800,000	A+	1.002% (3-Month USD-LIBOR + 0.700%) due 10/2/22(a)(b)	801,196
3,900,000	BBB+	Lloyds Banking Group PLC, Senior Unsecured Notes, 1.106% (3-Month USD-LIBOR + 0.800%) due 6/21/21(a)	3,919,248

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 22.0% — (continued)
		Mizuho Financial Group Inc., Senior Unsecured Notes:
$1,000,000	A-	1.111% (3-Month USD-LIBOR + 0.840%) due 7/16/23(a)	$1,004,048
3,900,000	A-	1.163% (3-Month USD-LIBOR + 0.850%) due 9/13/23(a)	3,912,213
2,000,000	A-	0.880% (3-Month USD-LIBOR + 0.630%) due 5/25/24(a)	1,988,551
5,000,000	BBB	Natwest Group PLC, Senior Unsecured Notes, 1.750% (3-Month USD-LIBOR + 1.470%) due 5/15/23(a)	5,030,556
1,400,000	A-	NatWest Markets PLC, Senior Unsecured Notes, 1.706% (3-Month USD-LIBOR + 1.400%) due 9/29/22(a)(b)	1,409,390
1,200,000	A	Nordea Bank Abp, Senior Unsecured Notes, 1.196% (3-Month USD-LIBOR + 0.940%) due 8/30/23(a)(b)	1,201,591
		QNB Finance Ltd., Company Guaranteed Notes:
600,000	A	1.606% (3-Month USD-LIBOR + 1.350%) due 5/31/21(a)	602,955
1,000,000	Aa3(c)	1.842% (3-Month USD-LIBOR + 1.570%) due 7/18/21(a)	1,006,079
1,600,000	Aa3(c)	1.703% (3-Month USD-LIBOR + 1.450%) due 8/11/21(a)	1,609,981
1,000,000	A	1.251% (3-Month USD-LIBOR + 1.000%) due 5/2/22(a)	1,001,416
800,000	Aa3(c)	QNB Finance Ltd., (Restricted, cost — $808,304, acquired 6/20/19), Senior Unsecured Notes, 1.638% (3-Month USD-LIBOR + 1.320%) due 12/6/21(a)(e)	797,980
2,000,000	BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.450% due 12/3/21	2,083,719
800,000	A	Santander UK PLC, Senior Unsecured Notes, 0.866% (3-Month USD-LIBOR + 0.620%) due 6/1/21(a)	803,169
		Standard Chartered PLC, Senior Unsecured Notes:
1,400,000	BBB+	1.510% (3-Month USD-LIBOR + 1.200%) due 9/10/22(a)(b)	1,406,625
600,000	BBB+	1.422% (3-Month USD-LIBOR + 1.150%) due 1/20/23(a)(b)	602,583
1,700,000	BBB+	3.785% (3-Month USD-LIBOR + 1.560%) due 5/21/25(a)(b)	1,821,977
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
3,100,000	A-	1.046% (3-Month USD-LIBOR + 0.780%) due 7/12/22(a)	3,124,237
500,000	A-	1.012% (3-Month USD-LIBOR + 0.740%) due 10/18/22(a)	503,293
4,300,000	A-	UBS Group AG, Senior Unsecured Notes, 2.048% (3-Month USD-LIBOR + 1.780%) due 4/14/21(a)(b)	4,345,648
3,951,000	BBB+	Wells Fargo & Co., Senior Unsecured Notes, 1.491% (3-Month USD-LIBOR + 1.230%) due 10/31/23(a)	4,008,796

		Total Banks	87,638,280

Commercial Services — 1.8%
		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes:
1,000,000	A1(c)	1.163% (3-Month USD-LIBOR + 0.850%) due 9/14/21(a)	1,005,612
1,200,000	A1(c)	2.567% due 11/2/21	1,223,513
3,000,000	A1(c)	1.147% (3-Month USD-LIBOR + 0.810%) due 3/3/22(a)	3,009,555
		Equifax Inc., Senior Unsecured Notes:
400,000	BBB	2.300% due 6/1/21	405,183
1,150,000	BBB	1.150% (3-Month USD-LIBOR + 0.870%) due 8/15/21(a)	1,154,837
400,000	A-	ERAC USA Finance LLC, Company Guaranteed Notes, 4.500% due 8/16/21(b)	414,333

		Total Commercial Services	7,213,033

Computers — 0.8%
		Dell International LLC/EMC Corp., Senior Secured Notes:
703,000	BBB-	4.420% due 6/15/21	721,251
2,298,000	BBB-	4.420% due 6/15/21(b)	2,357,658

		Total Computers	3,078,909

Diversified Financial Services — 6.0%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
1,200,000	BBB	4.500% due 5/15/21	1,220,573
300,000	BBB	5.000% due 10/1/21	308,997
500,000	BBB	4.450% due 12/16/21	509,646
400,000	BBB	4.625% due 7/1/22	409,759

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 6.0% — (continued)
$1,400,000	BBB	Air Lease Corp., Senior Unsecured Notes, 3.500% due 1/15/22	$1,431,322
1,100,000	BBB-	Aircastle Ltd., Senior Unsecured Notes, 5.125% due 3/15/21	1,116,604
		Ally Financial Inc.:
600,000	BBB-	Company Guaranteed Notes, 7.500% due 9/15/20	601,136
500,000	BBB-	Senior Unsecured Notes, 4.125% due 2/13/22	517,852
500,000	BBB-	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 5.500% due 1/15/23(b)	490,080
		BOC Aviation Ltd., Senior Unsecured Notes:
1,000,000	A-	1.301% (3-Month USD-LIBOR + 1.050%) due 5/2/21(a)	997,085
1,000,000	A-	1.301% (3-Month USD-LIBOR + 1.050%) due 5/2/21(a)(b)	997,085
1,000,000	A-	3.000% due 5/23/22	1,022,905
500,000	A-	2.750% due 9/18/22	511,490
200,000	A-	2.750% due 9/18/22(b)	204,596
2,000,000	BBB+	Intercontinental Exchange Inc., Senior Unsecured Notes, 0.903% (3-Month USD-LIBOR + 0.650%) due 6/15/23(a)	2,002,276
1,300,000	BBB	International Lease Finance Corp., Senior Unsecured Notes, 8.625% due 1/15/22	1,403,309
800,000	BBB-	LeasePlan Corp. NV, Senior Unsecured Notes, 2.875% due 10/24/24(b)	837,026
500,000	Baa2(c)	Mirae Asset Daewoo Co., Ltd., Senior Unsecured Notes, 4.125% due 11/7/21	513,553
500,000	A-	Mitsubishi UFJ Lease & Finance Co., Ltd., Senior Unsecured Notes, 2.652% due 9/19/22(b)	515,923
900,000	BBB+	Nomura Holdings Inc., Senior Unsecured Notes, 2.648% due 1/16/25	949,579
400,000	BB-	OneMain Finance Corp., Company Guaranteed Notes, 7.750% due 10/1/21	419,910
		ORIX Corp., Senior Unsecured Notes:
3,300,000	A-	2.650% due 4/13/21	3,339,715
200,000	A-	3.200% due 1/19/22	206,315
400,000	A-	2.900% due 7/18/22	416,126
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
600,000	BBB-	3.625% due 3/15/21(b)	589,415
1,300,000	BBB-	5.250% due 8/15/22(b)	1,291,287
1,000,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 2.850% due 7/25/22	1,029,977

		Total Diversified Financial Services	23,853,541

Electric — 2.7%
1,600,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 0.765% (3-Month USD-LIBOR + 0.500%) due 5/14/21(a)(b)	1,604,844
400,000	BBB	Israel Electric Corp., Ltd., Senior Secured Notes, 6.875% due 6/21/23	458,393
700,000	BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 0.806% (3-Month USD-LIBOR + 0.550%) due 8/28/21(a)	700,262
		Pacific Gas & Electric Co., 1st Mortgage Notes:
1,000,000	BBB-	1.750% due 6/16/22	1,003,418
500,000	BBB-	1.795% (3-Month USD-LIBOR + 1.480%) due 6/16/22(a)	502,032
1,400,000	Baa3(c)	4.250% due 8/1/23	1,495,896
500,000	BBB-	3.850% due 11/15/23	529,345
300,000	BBB-	3.750% due 2/15/24	316,687
100,000	BBB-	3.400% due 8/15/24	105,276
1,000,000	BBB+	PPL WEM Ltd./Western Power Distribution PLC, Senior Unsecured Notes, 5.375% due 5/1/21(b)	1,020,169
1,700,000	BBB+	Sempra Energy, Senior Unsecured Notes, 0.763% (3-Month USD-LIBOR + 0.450%) due 3/15/21(a)	1,702,690
1,500,000	BBB+	Southern Power Co., Senior Unsecured Notes, 0.856% (3-Month USD-LIBOR + 0.550%) due 12/20/20(a)(b)	1,500,489

		Total Electric	10,939,501

Electronics — 0.1%
300,000	BBB-	Arrow Electronics Inc., Senior Unsecured Notes, 3.500% due 4/1/22	310,132

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Food — 0.6%
$400,000	BBB-	Campbell Soup Co., Senior Unsecured Notes, 0.943% (3-Month USD-LIBOR + 0.630%) due 3/15/21(a)	$400,793
		Conagra Brands Inc., Senior Unsecured Notes:
1,500,000	BBB-	0.768% (3-Month USD-LIBOR + 0.500%) due 10/9/20(a)	1,500,282
300,000	BBB-	3.800% due 10/22/21	311,336
300,000	BB+	Kraft Heinz Foods Co., Company Guaranteed Notes, 1.063% (3-Month USD-LIBOR + 0.820%) due 8/10/22(a)	298,848

		Total Food	2,511,259

Gas — 0.1%
600,000	BBB	Centrica PLC, Senior Unsecured Notes, 1.297% (3-Month USD-LIBOR + 1.000%) due 9/25/20(a)	599,854

Healthcare — Products — 0.1%
600,000	BBB	Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 1.066% (3-Month USD-LIBOR + 0.750%) due 3/19/21(a)	600,154

Holding Companies — Diversified — 0.1%
500,000	A	Hutchison Whampoa International 11 Ltd., Company Guaranteed Notes, 4.625% due 1/13/22	524,294

Household Products/Wares — 0.2%
900,000	A-	Reckitt Benckiser Treasury Services PLC, Company Guaranteed Notes, 0.857% (3-Month USD-LIBOR + 0.560%) due 6/24/22(a)(b)	904,139

Insurance — 1.3%
3,140,000	A	Athene Global Funding, Secured Notes, 1.534% (3-Month USD-LIBOR + 1.230%) due 7/1/22(a)(b)	3,165,141
2,000,000	A-	Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 1.506% (3-Month USD-LIBOR + 1.200%) due 12/29/21(a)	2,001,564

		Total Insurance	5,166,705

Lodging — 0.2%
		Marriott International Inc., Senior Unsecured Notes:
400,000	BBB-	0.968% (3-Month USD-LIBOR + 0.650%) due 3/8/21(a)	398,097
500,000	BBB-	3.125% due 10/15/21	510,079

		Total Lodging	908,176

Machinery — Diversified — 0.2%
700,000	BBB	CNH Industrial Capital LLC, Company Guaranteed Notes, 3.875% due 10/15/21	720,872

Media — 1.0%
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
1,000,000	BBB-	4.464% due 7/23/22	1,066,017
3,000,000	BBB-	1.901% (3-Month USD-LIBOR + 1.650%) due 2/1/24(a)	3,083,592

		Total Media	4,149,609

Miscellaneous Manufacturers — 0.2%
700,000	BBB	Textron Inc., Senior Unsecured Notes, 0.793% (3-Month USD-LIBOR + 0.550%) due 11/10/20(a)	700,026

Oil & Gas — 1.4%
1,300,000	A-	BP Capital Markets America Inc., Company Guaranteed Notes, 0.966% (3-Month USD-LIBOR + 0.650%) due 9/19/22(a)	1,309,361
3,355,000	BB+	Occidental Petroleum Corp., Senior Unsecured Notes, 1.730% (3-Month USD-LIBOR + 1.450%) due 8/15/22(a)	3,172,509
1,200,000	A+	Sinopec Group Overseas Development 2017 Ltd., Company Guaranteed Notes, 2.250% due 9/13/20	1,200,515

		Total Oil & Gas	5,682,385

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Pharmaceuticals — 1.0%
$700,000		BBB	Bayer US Finance LLC, Company Guaranteed Notes, 3.000% due 10/8/21(b)	$717,489
1,000,000		BBB	Becton Dickinson & Co., Senior Unsecured Notes, 1.181% (3-Month USD-LIBOR + 0.875%) due 12/29/20(a)	1,000,427
400,000		A-	Cigna Corp., Company Guaranteed Notes, 0.949% (3-Month USD-LIBOR + 0.650%) due 9/17/21(a)	400,090
1,400,000		BBB	CVS Health Corp., Senior Unsecured Notes, 1.033% (3-Month USD-LIBOR + 0.720%) due 3/9/21(a)	1,404,709
			Mylan NV, Company Guaranteed Notes:
138,000		BBB-	3.750% due 12/15/20	139,026
200,000		BBB-	3.150% due 6/15/21	203,732

			Total Pharmaceuticals	3,865,473

Pipelines — 0.9%
3,400,000		BBB+	Enbridge Inc., Company Guaranteed Notes, 0.770% (3-Month USD-LIBOR + 0.500%) due 2/18/22(a)	3,402,149

Real Estate — 0.3%
1,000,000		A-	Sinochem Overseas Capital Co., Ltd., Company Guaranteed Notes, 4.500% due 11/12/20	1,008,022

Semiconductors — 0.6%
1,000,000		BBB-	Broadcom Inc., Company Guaranteed Notes, 3.125% due 10/15/22	1,049,449
			NXP BV/NXP Funding LLC, Company Guaranteed Notes:
200,000		BBB	4.125% due 6/1/21(b)	205,171
600,000		BBB	4.625% due 6/15/22(b)	639,986
300,000		BBB	3.875% due 9/1/22(b)	318,411

			Total Semiconductors	2,213,017

Telecommunications — 0.5%
400,000		BB	Sprint Corp., Company Guaranteed Notes, 7.250% due 9/15/21	422,540
1,400,000		BBB+	Verizon Communications Inc., Senior Unsecured Notes, 1.380% (3-Month USD-LIBOR + 1.100%) due 5/15/25(a)	1,431,600

			Total Telecommunications	1,854,140

Transportation — 0.2%
600,000		BBB-	Pacific National Finance Pty Ltd., Company Guaranteed Notes, 4.625% due 9/23/20(b)	600,959

Trucking & Leasing—1.2%
			Aviation Capital Group LLC, Senior Unsecured Notes:
500,000		BBB-	6.750% due 4/6/21(b)	510,843
500,000		BBB-	1.196% (3-Month USD-LIBOR + 0.950%) due 6/1/21(a)(b)	487,166
2,000,000		BBB-	0.938% (3-Month USD-LIBOR + 0.670%) due 7/30/21(a)(b)	1,936,488
800,000		BBB	GATX Corp., Senior Unsecured Notes, 0.969% (3-Month USD-LIBOR + 0.720%) due 11/5/21(a)	799,150
			SMBC Aviation Capital Finance DAC, Company Guaranteed Notes:
200,000		A-	2.650% due 7/15/21(b)	201,351
700,000		A-	3.550% due 4/15/24(b)	729,004

			Total Trucking & Leasing	4,664,002

			TOTAL CORPORATE BONDS & NOTES (Cost — $210,241,753)	210,931,695

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.2%
558,581		B-	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1, 0.955% (1-Month USD-LIBOR + 0.780%) due 4/25/34(a)	542,971
400,000	EUR	Aaa(c)	Arbour CLO IV DAC, Series 2004-A, Class A2R, 0.870% (3-Month EURIBOR + 0.870%) due 1/15/30(a)(b)	476,825
464,323		AAA	Atlas Senior Loan Fund IX Ltd., Series 2018-9A, Class A, 1.142% (3-Month USD-LIBOR + 0.870%) due 4/20/28(a)(b)	458,462

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.2% — (continued)
$700,000		AAA	Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class A, 1.112% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	$667,622
42,186		AAA	B&M CLO Ltd., Series 2014-1A, Class A1R, 1.001% (3-Month USD-LIBOR + 0.730%) due 4/16/26(a)(b)	42,160
			BAMLL Commercial Mortgage Securities Trust:
500,000		AAA	Series 2019-AHT, Class A, 1.362% (1-Month USD-LIBOR + 1.200%) due 3/15/34(a)(b)	476,635
400,000		Aaa(c)	Series 2019-RLJ, Class A, 1.212% (1-Month USD-LIBOR + 1.050%) due 4/15/36(a)(b)	385,692
			Bancorp Commercial Mortgage Trust:
333,717		Aaa(c)	Series 2018-CRE4, Class A, 1.062% (1-Month USD-LIBOR + 0.900%) due 9/15/35(a)(b)	323,157
637,426		Aaa(c)	Series 2019-CRE6, Class A, 1.212% (1-Month USD-LIBOR + 1.050%) due 9/15/36(a)(b)	628,992
114,963		NR	Bayview Opportunity Master Fund IVa Trust, Series 2019-SBR1, Class A1, step bond to yield, 3.475% due 6/28/34(b)	115,236
56,445		AAA	Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1, 0.835% (1-Month USD-LIBOR + 0.660%) due 9/25/34(a)	56,499
708,264		BBB-	Bear Stearns Asset Backed Securities I Trust, Series 2005-CL1, Class A2, 0.500% (1-Month USD-LIBOR + 0.500%) due 9/25/34(a)	679,249
888,849		B3(c)	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M2, 1.525% (1-Month USD-LIBOR + 1.350%) due 1/25/36(a)(b)	886,711
395,127		Aaa(c)	Brass NO 8 PLC, Series 8A, Class A1, 0.980% (3-Month USD-LIBOR + 0.700%) due 11/16/66(a)(b)	396,020
1,000,000	GBP	Aaa(c)	Canterbury Finance No 1 PLC, Series 1, Class A2, 1.413% (Sterling Overnight Index Average + 1.350%) due 5/16/56(a)	1,327,309
549,519		AA+	CD Mortgage Trust, Series 2006-CD3, Class AM, 5.648% due 10/15/48	563,316
301,873		AAA	Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 1.600% (3-Month USD-LIBOR + 1.330%) due 10/29/25(a)(b)	301,784
			Citigroup Mortgage Loan Trust:
629,939		NR	Series 2019-B, Class A1, 3.258% due 4/25/66(a)(b)	635,667
272,410		NR	Series 2019-C, Class A1, step bond to yield, 3.228% due 9/25/59(b)	274,821
31,518		Aaa(c)	COMM Mortgage Trust, Series 2013-CR6, Class A3FL, 0.798% (1-Month USD-LIBOR + 0.630%) due 3/10/46(a)(b)	31,515
456,452		NR	Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.512% due 8/26/58(b)	460,091
967,144		NR	Credit Suisse Mortgage Capital Trust, Series 2019-RPL9, Class A1, 3.056% due 10/27/59(a)(b)	971,468
276,853		NR	CSMC Trust, Series 2019-RPL8, Class A1, 3.322% due 10/25/58(a)(b)	279,238
391,631		B-	CWABS Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M1, 1.030% (1-Month USD-LIBOR + 0.855%) due 8/25/34(a)	386,267
698,953	EUR	Aaa(c)	Dilosk RMBS No. 2 DAC, Series 2, Class A, 0.350% (0.750% — 3-Month EURIBOR) due 12/20/57(f)	834,328
490,173		AAA	Dorchester Park CLO DAC, Series 2015-1A, Class AR, 1.172% (3-Month USD-LIBOR + 0.900%) due 4/20/28(a)(b)	487,820
500,000	EUR	AAA	Dryden 46 Euro CLO 2016 BV, Series 2016-46A, Class A1R, 0.880% (3-Month EURIBOR + 0.880%) due 1/15/30(a)(b)	595,502
			Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
1,197,571		NR	Series 4344, Class FA, 0.621% (1-Month USD-LIBOR + 0.450%) due 12/15/37(a)	1,196,614
1,698,233		NR	Series 4351, Class FA, 0.621% (1-Month USD-LIBOR + 0.450%) due 5/15/38(a)	1,690,828
2,764,730		NR	Series 4906, Class WF, 0.571% (1-Month USD-LIBOR + 0.400%) due 12/15/38(a)	2,792,273
1,153,333		NR	Series 4950, Class A, 2.500% due 6/25/34	1,162,093
1,782,513		NR	Federal National Mortgage Association (FNMA), REMICS, Series 2017-108, Class AF, 0.475% (1-Month USD-LIBOR + 0.300%) due 1/25/48(a)	1,779,068
217,920		BBB+	Finance America Mortgage Loan Trust, Series 2004-2, Class M1, 1.000% (1-Month USD-LIBOR + 0.825%) due 8/25/34(a)	213,677
			Finsbury Square PLC:
1,264,865	GBP	AAA(g)	Series 2019-1, Class A, 1.166% (3-Month GBP-LIBOR + 0.970%) due 6/16/69(a)	1,694,006
2,422,752	GBP	AAA(g)	Series 2020-1A, Class A, 1.023% (Sterling Overnight Index Average + 0.800%) due 3/16/70(a)(b)	3,232,101

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.2% — (continued)
$50,668		AAA	FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2, 0.561% (1-Month USD-LIBOR + 0.400%) due 8/19/34(a)	$50,504
			Ford Credit Floorplan Master Owner Trust A:
1,200,000		AAA	Series 2018-3, Class A2, 0.562% (1-Month USD-LIBOR + 0.400%) due 10/15/23(a)	1,198,073
700,000		AAA	Series 2019-3, Class A2, 0.762% (1-Month USD-LIBOR + 0.600%) due 9/15/24(a)	703,831
423,593		BB	Fremont Home Loan Trust, Series 2005-A, Class M3, 0.910% (1-Month USD-LIBOR + 0.735%) due 1/25/35(a)	417,665
			GMF Floorplan Owner Revolving Trust:
500,000		AAA	Series 2018-3, Class A, 0.482% (1-Month USD-LIBOR + 0.320%) due 9/15/22(a)(b)	499,999
1,600,000		AAA	Series 2018-4, Class A1, 3.500% due 9/15/23(b)	1,648,494
1,200,000		AAA	GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class AR, 1.222% (3-Month USD-LIBOR + 0.950%) due 4/20/29(a)(b)	1,191,862
339,212		Aaa(c)	Gosforth Funding PLC, Series 2017-1A, Class A1A, 0.786% (3-Month USD-LIBOR + 0.470%) due 12/19/59(a)(b)	338,403
			Government National Mortgage Association (GNMA):
2,138,887		NR	Series 2016-H06, Class FD, 1.084% (1-Month USD-LIBOR + 0.920%) due 7/20/65(a)	2,171,412
155,114		NR	Series 2016-H11, Class F, 0.964% (1-Month USD-LIBOR + 0.800%) due 5/20/66(a)	156,945
1,801,326		NR	Series 2017-H15, Class FE, 1.438% (1-Year USD-LIBOR + 0.800%) due 7/20/67(a)	1,845,310
2,321,312		NR	Series 2020-17, Class EU, 2.500% due 10/20/49	2,368,843
1,104,629		NR	Series 2020-21, Class AC, 2.500% due 1/20/49	1,127,410
1,000,000		Aaa(c)	Greystone CRE Notes Ltd., Series 2019-FL2, Class A, 1.342% (1-Month USD-LIBOR + 1.180%) due 9/15/37(a)(b)	976,288
344,800		Aaa(c)	GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648% due 1/10/47	358,492
3,489,134	GBP	AAA	Hawksmoor Mortgages, Series 2019-1A, Class A, 1.112% (Sterling Overnight Index Average + 1.050%) due 5/25/53(a)(b)	4,676,511
228,571		AAA	Holmes Master Issuer PLC, Series 2018-1A, Class A2, 0.635% (3-Month USD-LIBOR + 0.360%) due 10/15/54(a)(b)	228,556
492,143		AAA	Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, 1.657% due 5/25/65(a)(b)	493,433
134,284		CCC	Impac CMB Trust, Series 2004-10, Class 1A1, 0.815% (1-Month USD-LIBOR + 0.640%) due 3/25/35(a)	131,383
			JP Morgan Chase Commercial Mortgage Securities Trust:
379,130		AAA(g)	Series 2018-LAQ, Class A, 1.162% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	362,070
500,000		A-	Series 2019-FL12, Class A, 1.612% (1-Month USD-LIBOR + 1.450%) due 12/15/31(a)(b)	484,449
2,000,000	EUR	AAA	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.442% (0.800% — 3-Month EURIBOR) due 12/15/29(b)(f)	2,371,687
700,000		AAA	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 1.128% (3-Month USD-LIBOR + 0.770%) due 12/22/69(a)(b)	701,927
			Legacy Mortgage Asset Trust:
429,127		NR	Series 2019-GS3, Class A1, step bond to yield, 3.750% due 4/25/59(b)	439,902
276,452		NR	Series 2019-GS6, Class A1, step bond to yield, 3.000% due 6/25/59(b)	277,102
337,016	GBP	Aaa(c)	London Wall Mortgage Capital PLC, Series 2017-FL1, Class A, 0.923% (3-Month GBP-LIBOR + 0.850%) due 11/15/49(a)	448,458
506,781		AAA	Madison Park Funding XVI Ltd., Series 2015-16A, Class A1R, 1.602% (3-Month USD-LIBOR + 1.330%) due 4/20/26(a)(b)	506,174
879,337		AAA	Marathon CLO V Ltd., Series 2013-5A, Class A1R, 1.117% (3-Month USD-LIBOR + 0.870%) due 11/21/27(a)(b)	871,643
228,833		A	Mastr Asset Backed Securities Trust, Series 2004-OPT2, Class A1, 0.875% (1-Month USD-LIBOR + 0.700%) due 9/25/34(a)	215,126
			MF1 Ltd.:
2,900,000		Aaa(c)	Series 2019-FL2, Class A, 1.305% (1-Month USD-LIBOR + 1.130%) due 12/25/34(a)(b)	2,854,704
800,000		Aaa(c)	Series 2020-FL3, Class A, 2.212% (1-Month USD-LIBOR + 2.050%) due 7/15/35(a)(b)	796,144
1,000,000		AAA	MFA Trust, Series 2020-NQM1, Class A1, 1.479% due 8/25/49(a)(b)(d)(h)	1,000,329
1,289,143		Aaa(c)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class A1, 2.750% due 8/25/59(a)(b)	1,353,487
2,232		Aaa(c)	MMAF Equipment Finance LLC, Series 2018-A, Class A2, 2.920% due 7/12/21(b)	2,234

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.2% — (continued)
$252,687		Aaa(c)	Monarch Grove CLO, Series 2018-1A, Class A1, 1.125% (3-Month USD-LIBOR + 0.880%) due 1/25/28(a)(b)	$251,179
588,920		B-	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 1.075% (1-Month USD-LIBOR + 0.900%) due 5/25/34(a)(i)	578,232
387,845		AAA	Motel 6 Trust, Series 2017-MTL6, Class A, 1.082% (1-Month USD-LIBOR + 0.920%) due 8/15/34(a)(b)	380,654
800,000		Aaa(c)	Mountain View CLO LLC, Series 2017-1A, Class AR, 1.361% (3-Month USD-LIBOR + 1.090%) due 10/16/29(a)(b)	798,165
1,684,520		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 1.086% (3-Month USD-LIBOR + 0.820%) due 10/13/27(a)(b)	1,674,432
			New Residential Mortgage Loan Trust:
346,674		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(a)(b)	374,931
140,530		AAA(g)	Series 2018-RPL1, Class A1, 3.500% due 12/25/57(a)(b)	150,782
2,800,442		Aaa(c)	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(a)(b)	2,926,460
2,625,049		Aaa(c)	Series 2020-RPL1, Class A1, 2.750% due 11/25/59(a)(b)	2,773,733
382,676		BBB+	NovaStar Mortgage Funding Trust, Series 2005-4, Class M1, 0.835% (1-Month USD-LIBOR + 0.660%) due 1/25/36(a)	378,187
			OCP CLO Ltd.:
719,880		AAA	Series 2015-9A, Class A1R, 1.075% (3-Month USD-LIBOR + 0.800%) due 7/15/27(a)(b)	720,809
677,710		AAA	Series 2015-10A, Class A1R, 1.065% (3-Month USD-LIBOR + 0.820%) due 10/26/27(a)(b)	673,283
465,646		AAA(g)	Palmer Square CLO Ltd., Series 2018-3A, Class A1, 1.130% (3-Month USD-LIBOR + 0.850%) due 8/15/26(a)(b)	464,584
492,437		AA+	Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class A-3, 0.375% (3-Month USD-LIBOR + 0.130%) due 10/25/36(a)	480,235
850,000		AAA	Permanent Master Issuer PLC, Series 2018-1A, Class 1A1, 0.655% (3-Month USD-LIBOR + 0.380%) due 7/15/58(a)(b)	850,146
2,100,000		Aaa(c)	PFP Ltd., Series 2019-6, Class A, 1.208% (1-Month USD-LIBOR + 1.050%) due 4/14/37(a)(b)	2,042,250
			PFS Financing Corp.:
1,200,000		AAA	Series 2019-A, Class A1, 0.712% (1-Month USD-LIBOR + 0.550%) due 4/15/24(a)(b)	1,198,323
400,000		AAA	Series 2020-F, Class A, 0.930% due 8/15/24(b)	402,751
318,748	GBP	AAA	Residential Mortgage Securities 31 PLC, Series 2031, Class A, 1.382% (3-Month GBP-LIBOR + 1.200%) due 9/20/65(a)	427,296
2,000,000	GBP	AAA	Residential Mortgage Securities 32 PLC, Series 2032, Class A, (Sterling Overnight Index Average + 1.250%) due 6/20/70(b)	2,686,369
			Ripon Mortgages PLC:
803,703	GBP	AAA	Series 1X, Class A1, 0.868% (3-Month GBP-LIBOR + 0.800%) due 8/20/56(a)	1,074,802
2,411,109	GBP	AAA	Series 1A, Class A1, 0.868% (3-Month GBP-LIBOR + 0.800%) due 8/20/56(a)(b)	3,224,407
381,716	GBP	AAA	RMAC PLC, Series 2018-1, Class A, 0.898% (3-Month GBP-LIBOR + 0.700%) due 6/12/46(a)	505,560
			Silverstone Master Issuer PLC:
144,000		AAA	Series 2019-1A, Class 1A, 0.841% (3-Month USD-LIBOR + 0.570%) due 1/21/70(a)(b)	144,111
528,000	GBP	AAA	Series 2019-1A, Class 2A, 0.815% (Sterling Overnight Index Average + 0.750%) due 1/21/70(a)(b)	713,527
			Sofi Consumer Loan Program LLC:
18,521		AAA	Series 2017-3, Class A, 2.770% due 5/25/26(b)	18,640
45,542		AAA	Series 2017-4, Class A, 2.500% due 5/26/26(b)	45,923
894,499		Aaa(c)	Sound Point CLO X Ltd., Series 2015-3A, Class AR, 1.162% (3-Month USD-LIBOR + 0.890%) due 1/20/28(a)(b)	892,736
2,000,000		Aaa(c)	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, 1.406% (3-Month USD-LIBOR + 1.150%) due 1/23/29(a)(b)	1,987,737
1,146,023		BB+	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 0.850% (1-Month USD-LIBOR + 0.675%) due 6/25/35(a)	1,136,000
822,453		NR	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200% due 5/27/36(b)	833,723

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.2% — (continued)
$229,995		NR	Stanwich Mortgage Loan Co. LLC, Series 2019-NPB1, Class A1, step bond to yield, 3.375% due 8/15/24(b)	$228,352
1,215,120		AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 0.904% (1-Month USD-LIBOR + 0.750%) due 11/11/34(a)(b)	1,166,010
179,622		AAA	THL Credit Wind River CLO Ltd., Series 2012-1A, Class AR2, 1.155% (3-Month USD-LIBOR + 0.880%) due 1/15/26(a)(b)	179,290
			Towd Point Mortgage Funding:
1,111,512	GBP	AAA	Series 2019-A13A, Class A1, 0.965% (Sterling Overnight Index Average + 0.900%) due 7/20/45(a)(b)	1,485,145
2,922,720	GBP	AAA	Series 2020-A14X, Class A, 0.963% (Sterling Overnight Index Average + 0.900%) due 5/20/45(a)	3,893,143
			Towd Point Mortgage Trust:
730,616		Aaa(c)	Series 2017-5, Class A1, 0.775% (1-Month USD-LIBOR + 0.600%) due 2/25/57(a)(b)	728,718
776,203		AAA(g)	Series 2018-3, Class A1, 3.750% due 5/25/58(a)(b)	836,061
563,180		Aaa(c)	Series 2019-HY2, Class A1, 1.175% (1-Month USD-LIBOR + 1.000%) due 5/25/58(a)(b)	564,197
639,521		Aaa(c)	Series 2019-HY3, Class A1A, 1.175% (1-Month USD-LIBOR + 1.000%) due 10/25/59(a)(b)	638,756
1,403,801		AAA(g)	Series 2020-1, Class A1, 2.710% due 1/25/60(a)(b)	1,462,841
3,761,265		AAA(g)	Series 2020-2, Class A1A, 1.636% due 4/25/60(a)(b)	3,827,377
169,222	GBP	AAA	Trinity Square PLC, Series 2015-1X, Class A, 1.232% (3-Month GBP-LIBOR + 1.150%) due 7/15/51(a)	226,597
763,988		AA+	Utah State Board of Regents, Series 2017-1, Class A, 0.925% (1-Month USD-LIBOR + 0.750%) due 1/25/57(a)	761,955
1,523,317		Aaa(c)	Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 1.125% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(b)	1,509,700
767,712		Aaa(c)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 1.155% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(b)	760,350
457,988		Aaa(c)	VMC Finance LLC, Series 2019-FL3, Class A, 1.262% (1-Month USD-LIBOR + 1.100%) due 9/15/36(a)(b)	446,854
77,539		Aaa(c)	Voya CLO Ltd., Series 2014-3A, Class A1R, 0.965% (3-Month USD-LIBOR + 0.720%) due 7/25/26(a)(b)	77,380
712,335		AA	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 0.465% (1-Month USD-LIBOR + 0.290%) due 10/25/45(a)	701,610
874,691	GBP	AAA	Warwick Finance Residential Mortgages No One PLC, Series 1, Class A, 1.682% (3-Month GBP-LIBOR + 1.500%) due 9/21/49(a)	1,172,067
			Wells Fargo Commercial Mortgage Trust:
400,000		Aaa(c)	Series 2013-LC12, Class A4, 4.218% due 7/15/46(a)	428,435
500,000		AAA	Series 2017-HSDB, Class A, 1.014% (1-Month USD-LIBOR + 0.850%) due 12/13/31(a)(b)	482,013
1,291,246		AAA(g)	Series 2018-BXI, Class A, 0.893% (1-Month USD-LIBOR + 0.731%) due 12/15/36(a)(b)	1,281,790
			WFRBS Commercial Mortgage Trust:
1,500,000		Aaa(c)	Series 2012-C7, Class AFL, 1.362% (1-Month USD-LIBOR + 1.200%) due 6/15/45(a)(b)	1,486,315
829,131		Aaa(c)	Series 2012-C10, Class AFL, 0.952% (1-Month USD-LIBOR + 0.790%) due 12/15/45(a)(b)	827,433

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $114,938,895)	116,297,223

ASSET-BACKED SECURITIES — 5.7%

Automobiles — 0.7%
192,270		AAA	Flagship Credit Auto Trust, Series 2019-2, Class A, 2.830% due 10/16/23(b)	195,284
2,000,000		AAA	GLS Auto Receivables Issuer Trust 2020-3, Series 2020-3A, Class A, 0.690% due 10/16/23(b)	2,004,794
507,411		Aaa(c)	Hertz Fleet Lease Funding LP, Series 2018-1, Class A2, 3.230% due 5/10/32(b)	510,311
170,000		Aaa(c)	OSCAR US Funding X LLC, Series 2019-1A, Class A2, 3.100% due 4/11/22(b)	170,860

			Total Automobiles	2,881,249

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Credit Cards — 1.0%
$872,322	NR	LP Credit Card ABS Master Trust, Series 2018-1, Class A, 1.740% (1-Month USD-LIBOR + 1.550%) due 8/20/24(a)(b)	$893,452
3,000,000	Aaa(c)	Master Credit Card Trust II, Series 2018-1A, Class A, 0.661% (1-Month USD-LIBOR + 0.490%) due 7/21/24(a)(b)	2,998,217

		Total Credit Cards	3,891,669

Student Loans — 4.0%
		ECMC Group Student Loan Trust:
633,901	Aaa(c)	Series 2017-2A, Class A, 1.225% (1-Month USD-LIBOR + 1.050%) due 5/25/67(a)(b)	627,297
531,318	Aaa(c)	Series 2018-1A, Class A, 0.925% (1-Month USD-LIBOR + 0.750%) due 2/27/68(a)(b)	522,076
871,405	Aaa(c)	Series 2019-1A, Class A1B, 1.175% (1-Month USD-LIBOR + 1.000%) due 7/25/69(a)(b)	851,191
192,920	AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 1.095% (3-Month USD-LIBOR + 0.850%) due 10/25/35(a)(b)	190,794
76,787	Aaa(c)	Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 2.650% due 12/15/28(b)	77,804
		Navient Private Education Refi Loan Trust:
17,957	AAA	Series 2019-A, Class A1, 3.030% due 1/15/43(b)	17,970
715,196	AAA	Series 2020-A, Class A1, 0.512% (1-Month USD-LIBOR + 0.350%) due 11/15/68(a)(b)	713,669
		Navient Student Loan Trust:
996,598	AAA	Series 2018-1A, Class A2, 0.525% (1-Month USD-LIBOR + 0.350%) due 3/25/67(a)(b)	990,178
1,880,245	AAA	Series 2018-2A, Class A2, 0.555% (1-Month USD-LIBOR + 0.380%) due 3/25/67(a)(b)	1,871,754
		Nelnet Student Loan Trust:
1,071,164	AA+	Series 2017-3A, Class A, 1.025% (1-Month USD-LIBOR + 0.850%) due 2/25/66(a)(b)	1,045,414
1,213,638	AA+	Series 2019-2A, Class A, 1.075% (1-Month USD-LIBOR + 0.900%) due 6/27/67(a)(b)	1,192,830
1,105,891	AA+	Series 2019-3A, Class A, 0.975% (1-Month USD-LIBOR + 0.800%) due 8/25/67(a)(b)	1,088,248
		SLC Student Loan Trust:
747,871	AAA	Series 2006-1, Class A5, 0.423% (3-Month USD-LIBOR + 0.110%) due 3/15/27(a)	743,278
569,128	AAA	Series 2007-1, Class A4, 0.340% (3-Month USD-LIBOR + 0.060%) due 5/15/29(a)	555,438
		SLM Student Loan Trust:
170,191	AAA	Series 2003-10A, Class A3, 0.783% (3-Month USD-LIBOR + 0.470%) due 12/15/27(a)(b)	169,227
996,951	AAA	Series 2004-10, Class A7B, 0.845% (3-Month USD-LIBOR + 0.600%) due 10/25/29(a)(b)	993,099
866,572	AAA	Series 2005-5, Class A4, 0.385% (3-Month USD-LIBOR + 0.140%) due 10/25/28(a)	859,247
479,262	B	Series 2008-5, Class A4, 1.945% (3-Month USD-LIBOR + 1.700%) due 7/25/23(a)	472,742
706,616	B	Series 2008-7, Class A4, 1.145% (3-Month USD-LIBOR + 0.900%) due 7/25/23(a)	671,307
110,420	B	Series 2008-8, Class A4, 1.745% (3-Month USD-LIBOR + 1.500%) due 4/25/23(a)	109,497
		SMB Private Education Loan Trust:
598,238	AAA	Series 2015-B, Class A2B, 1.362% (1-Month USD-LIBOR + 1.200%) due 7/15/27(a)(b)	598,032
900,500	AAA	Series 2020-PTA, Class A1, 0.475% (1-Month USD-LIBOR + 0.300%) due 9/15/54(a)(b)	895,478
500,000	AAA	Series 2020-PTA, Class A2A, 1.600% due 9/15/54(b)	504,535
79,648	AAA	Sofi Professional Loan Program LLC, Series 2018-A, Class A2A, 2.390% due 2/25/42(b)	79,724

		Total Student Loans	15,840,829

		TOTAL ASSET-BACKED SECURITIES (Cost — $22,730,533)	22,613,747

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 5.7%

U.S. GOVERNMENT AGENCIES — 3.8%
		Federal Home Loan Mortgage Corp.:
5,000,000	Aaa(c)	0.800% due 7/30/25	5,000,328
4,000,000	Aaa(c)	0.690% due 8/5/25	3,990,515
6,000,000	Aaa(c)	0.700% due 9/2/25	5,996,595

		TOTAL U.S. GOVERNMENT AGENCIES	14,987,438

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 1.9%
$4,416,143			U.S. Treasury Inflation Indexed Notes, 0.750% due 7/15/28(j)	$5,146,367
2,400,000			U.S. Treasury Notes, 0.625% due 5/15/30	2,387,062

			TOTAL U.S. GOVERNMENT OBLIGATIONS	7,533,429

			TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $21,686,245)	22,520,867

SOVEREIGN BONDS — 0.9%

India — 0.4%
1,900,000		Baa3(c)	Export-Import Bank of India, 1.247% (3-Month USD-LIBOR + 1.000%) due 8/21/22(a)	1,884,411

Saudi Arabia — 0.1%
400,000		A1(c)	Saudi Government International Bonds, 2.375% due 10/26/21	407,792

South Korea — 0.4%
1,500,000		AA	Export-Import Bank of Korea, 1.120% (3-Month USD-LIBOR + 0.875%) due 1/25/22(a)	1,511,114

			TOTAL SOVEREIGN BONDS (Cost — $3,821,046)	3,803,317

MORTGAGE-BACKED SECURITIES — 0.9%

FHLMC — 0.9%
			Federal Home Loan Mortgage Corp. (FHLMC):
3,336,327			4.000% due 6/1/49 — 9/1/49	3,554,496

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $3,500,015)	3,554,496

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $376,918,487)	379,721,345

SHORT-TERM INVESTMENTS —35.2%

COMMERCIAL PAPERS — 2.3%
1,400,000			American Honda Finance, 1.961% due 9/3/20(k)	1,399,848
2,000,000			Astrazeneca PLC, 2.020% due 10/28/20(b)(k)	1,993,667
900,000			BP Capital Markets, 1.629% due 9/8/20(b)(k)	899,717
900,000			Schlumberger Holdings Corp., 1.969% due 10/27/20(b)(k)	897,270
			Shell International Finance BV:
3,500,000			2.340% due 1/19/21(b)(k)	3,468,694
500,000			2.103% due 2/3/21(b)(k)	495,544

			TOTAL COMMERCIAL PAPERS (Cost — $9,154,740)	9,154,740

CORPORATE BOND — 0.4%
1,690,000		BBB-	Broadcom Inc., 3.125% due 4/15/21 (Cost — $1,709,318)	1,709,318

TIME DEPOSITS — 0.1%
			BBH — Grand Cayman:
288	EUR		(0.690)% due 9/1/20	343
2,597	DKK		(0.650)% due 9/1/20	416
65,142	JPY		(0.230)% due 9/1/20	615
1,001	AUD		0.010% due 9/1/20	739
6,087	NZD		0.010% due 9/1/20	4,101
31,891	CAD		0.030% due 9/1/20	24,453
558,969			Skandinaviska Enskilda Banken AB—Stockholm, 0.010% due 9/1/20	558,969

			TOTAL TIME DEPOSITS (Cost — $589,636)	589,636

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount†	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 32.4%
	U.S. Treasury Bills:
$519,000	0.110% due 9/15/20(j)(k)	$518,978
101,000	0.080% due 9/22/20(j)(k)	100,995
120,000,000	0.033% due 9/29/20(k)	119,992,533
572,000	0.088% due 10/29/20(j)(k)	571,919
7,600,000	0.105% due 11/12/20(k)	7,598,404

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $128,782,829)	128,782,829

	TOTAL SHORT-TERM INVESTMENTS (Cost — $140,236,523)	140,236,523

	TOTAL INVESTMENTS — 130.6% (Cost — $517,155,010)	519,957,868

	Liabilities in Excess of Other Assets — (30.6)%	(121,861,478)

	TOTAL NET ASSETS — 100.0%	$398,096,390

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2020.
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2020, amounts to $159,762,569 and represents 40.1% of net assets.

(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Illiquid security.
(e)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2020, amounts to $797,980 and represents 0.2% of net assets.
(f)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2020.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(i)	Affiliated security (See Note 2). As of August 31, 2020, total cost and total market value of affiliated securities amounted to $586,048 and $578,232, respectively.
(j)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.
(k)	Rate shown represents yield-to-maturity.

At August 31, 2020, for Ultra-Short Term Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Ultra-Short Term Fixed Income Fund	$516,019,828	$6,910,075	$(2,972,035)	$3,938,040

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PCL	— Public Company Limited
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	40.6%
Collateralized Mortgage Obligations	22.4
Asset-Backed Securities	4.3
U.S. Government Agencies & Obligations	4.3
Sovereign Bonds	0.7
Mortgage-Backed Securities	0.7
Short-Term Investments	27.0

100.0%

^	As a percentage of total investments.

At August 31, 2020, Ultra-Short Term Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Government 10-Year Bond September Futures	31	9/20	$3,358,801	$3,372,413	$13,612
Bank Accept December Futures	186	12/22	35,412,034	35,415,159	3,125
Bank Accept June Futures	378	6/21	71,967,729	72,085,052	117,323
Bank Accept March Futures	76	3/21	14,384,757	14,494,019	109,262
Bank Accept September Futures	2	9/22	380,923	380,923	—
U.S. Treasury 10-Year Note December Futures	23	12/20	3,205,805	3,202,750	(3,055)
U.S. Treasury Ultra Long Bond December Futures	1	12/20	225,172	220,906	(4,266)
U.S. Ultra Long Bond December Futures	11	12/20	1,760,945	1,753,812	(7,133)

					228,868

Contracts to Sell:
U.S. Treasury 2-Year Note December Futures	201	12/20	44,402,071	44,410,008	(7,937)
U.S. Treasury 5-Year Note December Futures	284	12/20	35,759,599	35,792,875	(33,276)

					(41,213)

Net Unrealized Appreciation on Open Exchange-Traded Futures Contracts					$187,655

At August 31, 2020, Ultra-Short Term Fixed Income Fund had deposited cash of $543,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2020, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	8,731,000	USD	6,381,147	HSBC	$6,440,856	9/2/20	$59,709
Canadian Dollar	1,852,031	USD	1,405,523	HSBC	1,420,052	9/2/20	14,529
Canadian Dollar	1,238,558	USD	942,469	HSBC	949,669	9/2/20	7,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Japanese Yen	419,900,000	USD	3,964,795	JPM	$3,964,125	9/2/20	$(670)
Japanese Yen	828,200,000	USD	7,884,030	MLP	7,818,740	9/2/20	(65,290)
Japanese Yen	979,763,824	USD	9,241,529	BNP	9,253,425	10/2/20	11,896
Japanese Yen	268,336,176	USD	2,524,550	HSBC	2,534,314	10/2/20	9,764
Mexican Peso	7,185,000	USD	315,880	JPM	326,402	10/21/20	10,522

							47,660

Contracts to Sell:
Australian Dollar	8,731,000	USD	6,281,736	JPM	6,440,856	9/2/20	(159,120)
Australian Dollar	8,731,000	USD	6,381,636	HSBC	6,441,522	10/2/20	(59,886)
British Pound	2,692,000	USD	3,551,946	BNP	3,598,531	9/2/20	(46,585)
British Pound	1,945,000	USD	2,548,219	JPM	2,599,979	9/2/20	(51,760)
British Pound	15,118,000	USD	19,847,030	JPM	20,208,988	9/2/20	(361,958)
British Pound	19,755,000	USD	26,344,367	SCB	26,413,358	10/2/20	(68,991)
Canadian Dollar	1,268,274	USD	949,161	BNP	972,453	9/2/20	(23,292)
Canadian Dollar	1,063,548	USD	793,734	HSBC	815,479	9/2/20	(21,745)
Canadian Dollar	3,366,000	USD	2,507,148	JPM	2,580,893	9/2/20	(73,745)
Canadian Dollar	1,852,031	USD	1,405,618	HSBC	1,420,177	10/2/20	(14,559)
Canadian Dollar	1,238,558	USD	942,541	HSBC	949,753	10/2/20	(7,212)
Euro	3,589,000	USD	4,246,585	SCB	4,283,113	9/2/20	(36,528)
Euro	3,589,000	USD	4,295,106	SCB	4,285,993	10/2/20	9,113
Japanese Yen	979,763,824	USD	9,237,826	BNP	9,249,599	9/2/20	(11,773)
Japanese Yen	268,336,176	USD	2,523,604	HSBC	2,533,266	9/2/20	(9,662)

							(937,703)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(890,043)

At August 31, 2020, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount	Market Value	Upfront Payment (Received)	Unrealized Appreciation
Receive	3-Month USD-LIBOR	0.650%	8/20/30	6-Month	USD 19,500,000	$99,655	$(4,887)	$104,542

At August 31, 2020, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/20 (2)	Notional Amount (3)	Market Value	Upfront Payment (Received)	Unrealized Appreciation/ (Depreciation)

Markit CDX North America High Yield Series 33 5-Year Index	(5.000)%	12/20/24	3-Month	3.544%	USD 1,800,000	$(120,071)	$(132,930)	$12,859
Markit CDX North America High Yield Series 34 5-Year Index	(5.000)%	6/20/25	3-Month	3.645%	USD 18,600,000	(1,263,275)	(44,754)	(1,218,521)

						$(1,383,346)	$(177,684)	$(1,205,662)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2020, Ultra-Short Term Fixed Income Fund deposited cash collateral with brokers in the amount of $1,133,000 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
MXN	— Mexican Peso
USD	— United States Dollar

See pages 301-302 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Alternative Strategies Fund

Units	Security	Value

OPEN END MUTUAL FUND SECURITIES — 96.1%

United States — 96.1%
310,661	American Beacon AHL Managed Futures Strategy Fund, Class Y	$3,358,250
234,305	BlackRock Event Driven Equity Fund, Institutional Class	2,258,704
190,497	BlackRock Global Long/Short Credit Fund, Institutional Class	1,874,489
224,520	BlackRock Global Long/Short Equity Fund, Institutional Class	2,658,313
185,904	BNY Mellon Global Real Return, Class Y	2,983,755
124,699	Diamond Hill Long/Short Fund, Class I	3,033,933
176,555	Driehaus Event Driven Fund, Common Class	2,228,122
354,471	Goldman Sachs Absolute Return Tracker Fund, Institutional Class	3,388,739
279,177	John Hancock Seaport Long/Short Fund, Class I	3,447,838
170,160	LoCorr Market Trend Fund, Class I	1,921,108
373,985	PIMCO CommodityRealReturn Strategy Fund, Institutional Class	2,053,176
227,656	PIMCO Credit Opportunities Bond Fund, Institutional Class	2,246,968
275,973	PIMCO Mortgage Opportunities and Bond Fund, Class I-2	3,019,145
293,594	Western Asset Macro Opportunities Fund, Class I	3,311,735

	TOTAL INVESTMENTS — 96.1% (Cost — $36,425,057)	37,784,275

	Other Assets in Excess of Liabilities — 3.9%	1,551,570

	TOTAL NET ASSETS — 100.0%	$39,335,845

At August 31, 2020, for Alternative Strategies Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Alternative Strategies Fund	$36,532,310	$1,584,215	$(332,250)	$1,251,965

Summary of Investments by Security Type^
Open End Mutual Fund Securities	100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

P	— Preliminary rating.

u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

e	— Expected.

u	— Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Ratings

(continued)

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—Bondsrated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	—Indicatesthat the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

WD, WR	—Indicatesthat the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	— Moody’s highest rating for short-term municipal obligations.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2	— Fitch’s rating indicating a good capacity for timely payment of financial commitments.

(This page intentionally left blank)

Statements of Assets and Liabilities

August 31, 2020

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,3]	$1,857,232,180	$627,371,192	$1,256,007,095
Affiliated investments, at value[2]	1,721,653	—	—
Foreign currency, at value[4]	—	—	114,895
Cash	2,757,860	726,560	158
Receivable for securities sold	89,379	1,270,906	2,170,471
Receivable for TBA securities sold	—	—	—
Dividends and interest receivable from unaffiliated investments	2,809,206	566,110	5,837,025
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for manager waiver	—	—	—
Receivable for Fund shares sold	1,261,403	553,727	1,103,119
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	—	—	—
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Unrealized appreciation on open OTC swap contracts	—	—	—
Upfront payment paid on open OTC swap contracts	—	—	—
Deposits for collateral with counterparty	831,984	388,600	151,155
Foreign capital gains tax receivable	—	—	—
Prepaid expenses	56,871	25,820	42,274

Total Assets	1,866,760,536	630,902,915	1,265,426,192

LIABILITIES:
Reverse repurchase agreements, at value[7]	—	—	—
Payable for collateral received from securities on loan	8,042,887	8,572,406	5,375,517
Payable for Fund shares repurchased	3,122,304	1,075,129	2,242,748
Payable for securities purchased	947,103	670,191	2,494,543
Payable for TBA securities purchased	—	—	—
Payable for sale-buyback transactions	—	—	—
Investment management fee payable	556,073	231,912	539,210
Transfer agent fees payable	36,097	12,008	27,183
Interest expense payable	—	—	—
Custody fee payable	87,153	34,284	194,329
Trustees’ fees payable	—	—	—
Variation margin on open future contracts (Note 1)	27,010	44,599	11,976
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Due to custodian	—	—	—
Forward sale commitments, at value[5] (Note 1)	—	—	—
Options contracts written, at value[6] (Note 1)	—	—	—
Unrealized depreciation on open OTC swap contracts	—	—	—
Upfront payment received on open OTC swap contracts	—	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits for collateral from counterparty	—	—	—
Foreign capital gains tax payable	—	—	—
Distributions payable	—	—	—
Audit fees payable	—	—	—
Accrued expenses	141,042	101,401	212,137

Total Liabilities	12,959,669	10,741,930	11,097,643

Total Net Assets	$1,853,800,867	$620,160,985	$1,254,328,549

NET ASSETS:
Paid-in-capital (Note 4)	$1,056,796,406	$478,821,179	$1,153,157,195
Total distributable earnings (losses)	797,004,461	141,339,806	101,171,354

Total Net Assets	$1,853,800,867	$620,160,985	$1,254,328,549

Shares Outstanding	85,740,659	34,433,935	102,253,951

Net Asset Value	$21.62	$18.01	$12.27

[1] Unaffiliated investments, at cost	$1,082,151,083	$504,022,105	$1,051,451,141

[2] Affiliated investments, at cost	$795,894	$—	$—

[3] Includes securities on loan	$10,143,839	$10,619,181	$8,451,593

[4] Foreign currency, at cost	$—	$—	$71,985

[5] Proceeds received	$—	$—	$—

[6] Premiums received	$—	$—	$—

[7] Proceeds of reverse repurchase agreement	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$555,868,508	$1,027,219,039	$280,107,300	$205,328,785	$68,796,512	$238,946,553	$519,379,636	$37,784,275
—	1,622,932	—	—	—	—	578,232	—
1,415,409	1,530,250	—	352,517	—	499,207	—	—
106	247	46	—	8	1,953,193	2,908,412	1,249,760
2,393,850	17,356,671	263,471	3,717,919	—	101,556	352,155	—
—	9,116,718	—	110,262,856	—	36,964,414	—	—
580,296	5,120,812	3,582,164	619,535	599,822	323,423	1,091,217	7,565
—	—	—	—	—	—	123	—
—	—	—	—	—	—	—	9,544
464,532	1,193,926	367,740	173,942	71,837	115,644	722,887	364,028
—	931,632	—	774,346	—	74,585	122,733	—
—	—	18,063	—	—	—	34,498	—
—	—	—	130,440	—	115,545	356,348	—
—	119,333	—	239,612	—	—	—	—
—	7,443	—	25,227	—	—	—	—
182,994	3,097,314	—	2,131,000	—	1,169,000	1,676,000	—
68,112	—	—	—	—	—	—	—
11,697	53,883	38,041	14,154	11,519	37,938	29,530	7,323

560,985,504	1,067,370,200	284,376,825	323,770,333	69,479,698	280,301,058	527,251,771	39,422,495

—	—	—	6,410,965	—	61,452,325	—	—
7,604,720	—	—	—	—	—	—	—
968,617	2,156,032	785,375	213,648	257,932	245,986	635,822	20,721
3,316,229	23,374,993	1,119,849	2,267,705	—	126,963	127,181,899	7,584
—	58,391,241	—	169,368,152	—	61,853,258	—	—
—	—	—	829,726	—	—	—	—
255,930	299,925	111,763	48,318	21,881	55,327	141,387	18,360
11,494	22,959	6,296	3,150	1,489	3,296	8,897	772
—	—	—	607	—	4,841	—	—
83,656	162,900	48,623	76,470	18,757	37,623	42,224	14,327
14,528	4,159	—	—	—	2,870	5,124	—
42,646	469,421	—	71,229	—	38,013	—	—
—	231,354	—	—	—	—	—	—
—	—	—	41,447	—	—	650	—
—	—	—	6,832,641	—	—	—	—
—	125,211	—	56,746	—	4,040	—	—
—	—	—	150,193	—	—	—	—
—	—	—	138,149	—	—	—	—
—	1,291	786	—	—	—	—	—
—	830,408	—	1,661,290	—	519,084	1,012,776	—
—	—	—	357,000	—	10,000	—	—
139,947	—	—	—	—	—	—	—
—	1,027	707	—	67	—	73	—
—	—	—	—	21,065	—	—	17,614
134,926	183,985	61,693	80,874	11,177	154,438	126,529	7,272

12,572,693	86,254,906	2,135,092	188,608,310	332,368	124,508,064	129,155,381	86,650

$548,412,811	$981,115,294	$282,241,733	$135,162,023	$69,147,330	$155,792,994	$398,096,390	$39,335,845

$496,325,918	$910,566,557	$293,588,868	$131,250,673	$64,385,902	$138,973,496	$402,340,699	$38,820,567
52,086,893	70,548,737	(11,347,135)	3,911,350	4,761,428	16,819,498	(4,244,309)	515,278

$548,412,811	$981,115,294	$282,241,733	$135,162,023	$69,147,330	$155,792,994	$398,096,390	$39,335,845

37,378,656	111,642,265	78,290,790	16,837,798	7,254,821	13,998,988	39,851,742	3,918,993

$14.67	$8.79	$3.61	$8.03	$9.53	$11.13	$9.99	$10.04

$448,047,679	$979,682,211	$266,944,530	$196,434,479	$64,733,654	$220,211,957	$516,568,962	$36,425,057

$—	$1,584,999	$—	$—	$—	$—	$586,048	$—

$7,834,964	$—	$391,138	$—	$—	$—	$—	$—

$1,410,485	$1,478,740	$—	$369,168	$—	$523,517	$—	$—

$—	$—	$—	$6,839,125	$—	$—	$—	$—

$—	$160,029	$—	$177,565	$—	$9,122	$—	$—

$—	$—	$—	$6,349,806	$—	$61,452,325	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2020

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends from unaffiliated investments	$29,043,262	$6,452,592	$30,606,880
Dividends from affiliated investments	47,097	—	—
Interest from unaffiliated investments	155,554	97,821	133,842
Interest from affiliated investments	—	—	—
Income from securities lending	76,281	217,404	229,507
Less: Foreign taxes withheld (see Note 1s)	(31,265)	(25,194)	(2,983,893)
Miscellaneous income	—	183	—

Total Investment Income	29,290,929	6,742,806	27,986,336

EXPENSES:

Investment management fee (Note 2)	9,689,640	3,882,057	9,129,951
Transfer agent fees	203,720	60,680	158,693
Custody fees	493,140	215,158	1,052,514
Trustees’ fees	276,262	78,203	228,346
Shareholder reports	289,131	222,272	300,857
Insurance	71,756	19,744	70,635
Audit and tax	59,567	63,975	125,607
Legal fees	96,985	27,351	107,400
Registration fees	37,436	32,546	39,427
Other expense	84,734	22,048	99,646
Interest expense	—	—	—

Total Expenses	11,302,371	4,624,034	11,313,076
Less: Fee waivers and/or expense reimbursement (Note 2)	(3,451,778)	(1,639,368)	(2,083,146)

Net Expenses	7,850,593	2,984,666	9,229,930

Net Investment Income	$21,440,336	$3,758,140	$18,756,406

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, UNFUNDED LOAN COMMITMENTS, FORWARD SALE COMMITMENTS, SHORT SALES, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS, FOREIGN CURRENCY TRANSLATIONS AND CAPITAL GAIN DISTRIBUTIONS RECEIVED (NOTES 1 AND 3):

Net Realized Gain (Loss) from:

Unaffiliated Investments	$17,308,062	$18,375,273	$(56,247,695)
Affiliated investments	65,781	—	—
Futures contracts	1,716,236	(189,803)	1,526,304
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Forward foreign currency contracts	—	—	(1,340)
Foreign currency translations	352,103	112,799	284,182
Capital gain distributions received	—	—	—

Net Realized Gain (Loss):	19,442,182	18,298,269	(54,438,549)

Change in Net Unrealized Appreciation (Depreciation) from:

Unaffiliated Investments	278,337,522	69,663,532	152,480,012
Affiliated Investments	310,162	—	—
Futures contracts	1,204,427	508,792	(1,316)
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency translations	282	1,284	389,032

Change in Net Unrealized Appreciation (Depreciation):	279,852,393	70,173,608	152,867,728

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Unfunded Loan Commitments, Forward Sale Commitments, Swap Contracts, Forward Foreign Currency Contract, Foreign Currency Translations and Capital Gain Distributions Received	299,294,575	88,471,877	98,429,179

Total Increase in Net Assets from Operations	$320,734,911	$92,230,017	$117,185,585

(a)	Includes foreign capital gains tax of $25,112 for Emerging Markets Equity Fund.
(b)	Includes Net increase in accrued foreign capital gains tax of $144,257 for Emerging Markets Equity Fund.

See Notes to Financial Statements.

Emerging Markets Equity Fund		Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation- Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$13,088,721		$—	$118,832	$—	$46,750	$—	$—	$728,397
—		—	—	—	—	—	—	—
73,057		30,939,232	7,129,327	4,963,639	2,185,670	5,611,884	11,032,114	24
—		64,608	—	—	—	—	13,879	—
145,700		1,430	3,026	—	—	—	—	—
(1,629,211)		—	—	—	—	—	—	—
4		—	—	—	—	—	171	—

11,678,271		31,005,270	7,251,185	4,963,639	2,232,420	5,611,884	11,046,164	728,421

4,621,227		4,369,941	890,350	690,437	307,778	939,576	2,283,531	393,868
63,080		139,227	15,600	16,848	9,639	22,507	56,818	3,899
645,407		1,043,148	247,730	480,549	119,436	225,504	284,059	101,885
110,619		219,850	17,353	24,551	13,881	40,239	92,814	5,803
215,024		266,155	82,181	83,968	20,822	156,348	187,942	15,114
23,408		49,834	2,277	5,621	3,801	8,538	20,930	1,182
121,950		110,794	67,151	110,659	54,085	83,129	64,648	53,196
28,563		66,960	5,171	8,496	6,207	6,522	18,639	2,293
40,333		30,231	21,199	24,996	24,804	9,232	30,407	27,645
34,512		78,127	4,162	27,715	4,764	243,370	27,642	1,269
—		—	—	123,340	—	658,643	69,869	—

5,904,123		6,374,267	1,353,174	1,597,180	565,217	2,393,608	3,137,299	606,154
(1,609,049)		(210,164)	(264,618)	(70,538)	—	(94,437)	(234,934)	(376,339)

4,295,074		6,164,103	1,088,556	1,526,642	565,217	2,299,171	2,902,365	229,815

$7,383,197		$24,841,167	$6,162,629	$3,436,997	$1,667,203	$3,312,713	$8,143,799	$498,606

$(6,895,149	)(a)	$27,419,066	$1,115,225	$787,219	$842,745	$5,689,374	$3,398,749	$(966,870)
—		(487)	—	—	—	—	397	—
246,263		8,899,781	(50,618)	56,758	(437,843)	(1,203,351)	1,235,325	—
—		3,949,371	—	393,727	—	(58,262)	—	—
—		—	—	(65,094)	—	—	—	—
—		—	—	(45,280)	—	18,109	14,329	—
—		(8,553,015)	—	(1,739,835)	—	(303,950)	(10,521,988)	—
—		(1,334,298)	—	(1,020,101)	—	(347,471)	827,116	—
(55,104)		(228,408)	—	269,773	—	(27,986)	225,011	—
—		—	—	—	—	—	—	693,987

(6,703,990)		30,152,010	1,064,607	(1,362,833)	404,902	3,766,463	(4,821,061)	(272,883)

42,839,731	(b)	(180,062)	14,291,901	367,238	(1,365,602)	7,970,662	(896,559)	483,310
—		6,112	—	—	—	—	(16,109)	—
206,895		949,647	580	(237,698)	(19,596)	266,014	478,504	—
—		(48,902)	—	123,594	—	(35,420)	—	—
—		—	—	6,484	—	—	—	—
—		3,764,948	—	42,055	—	779,483	6,660,547	—
—		(1,293)	(786)	—	—	—	—	—
—		551,893	—	(1,988,490)	—	(957,812)	(1,580,633)	—
(6,644)		189,404	—	(176,372)	—	51,937	236,862	—

43,039,982		5,231,747	14,291,695	(1,863,189)	(1,385,198)	8,074,864	4,882,612	483,310

36,335,992		35,383,757	15,356,302	(3,226,022)	(980,296)	11,841,327	61,551	210,427

$43,719,189		$60,224,924	$21,518,931	$210,975	$686,907	$15,154,040	$8,205,350	$709,033

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2020 and August 31, 2019

	Large Cap Equity Fund		Small-Mid Cap Equity Fund
	2020	2019	2020	2019
OPERATIONS:

Net investment income	$21,440,336	$22,630,797	$3,758,140	$2,822,448
Net realized gain (loss)	19,442,182	69,268,848	18,298,269	57,979,006
Change in unrealized appreciation (depreciation)	279,852,393	(78,336,314)	70,173,608	(94,485,990)

Increase (Decrease) in Net Assets from Operations	320,734,911	13,563,331	92,230,017	(33,684,536)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(77,893,014)	(178,205,387)	(49,102,404)	(61,098,943)

Decrease in Net Assets from Distributions to Shareholders	(77,893,014)	(178,205,387)	(49,102,404)	(61,098,943)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	321,453,670	186,428,548	224,150,769	102,921,348
Reinvestment of distributions	77,891,987	178,200,572	49,101,666	61,098,668
Cost of shares repurchased	(342,309,841)	(382,597,048)	(118,873,225)	(166,981,193)

Increase (Decrease) in Net Assets from Fund Share Transactions	57,035,816	(17,967,928)	154,379,210	(2,961,177)

Increase (Decrease) in Net Assets	299,877,713	(182,609,984)	197,506,823	(97,744,656)
NET ASSETS:

Beginning of year	1,553,923,154	1,736,533,138	422,654,162	520,398,818

End of year	$1,853,800,867	$1,553,923,154	$620,160,985	$422,654,162

See Notes to Financial Statements.

International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund		High Yield Fund
2020	2019	2020	2019	2020	2019	2020	2019

$18,756,406	$36,024,154	$7,383,197	$9,687,466	$24,841,167	$27,403,261	$6,162,629	$2,727,034
(54,438,549)	(45,026,132)	(6,703,990)	(9,905,939)	30,152,010	20,772,717	1,064,607	(248,212)
152,867,728	(87,407,761)	43,039,982	(2,929,212)	5,231,747	54,452,797	14,291,695	228,305

117,185,585	(96,409,739)	43,719,189	(3,147,685)	60,224,924	102,628,775	21,518,931	2,707,127

(36,438,560)	(31,325,356)	(9,873,780)	(7,592,456)	(31,609,573)	(29,106,437)	(6,497,717)	(2,874,860)

(36,438,560)	(31,325,356)	(9,873,780)	(7,592,456)	(31,609,573)	(29,106,437)	(6,497,717)	(2,874,860)

270,691,117	239,957,016	104,378,670	102,041,051	191,008,875	446,598,356	235,542,532	11,141,650
36,437,906	31,325,332	9,873,619	7,592,437	31,609,499	29,106,798	6,497,134	2,874,977
(444,589,318)	(509,040,936)	(92,236,972)	(104,107,655)	(473,650,990)	(212,612,744)	(23,730,182)	(23,401,205)

(137,460,295)	(237,758,588)	22,015,317	5,525,833	(251,032,616)	263,092,410	218,309,484	(9,384,578)

(56,713,270)	(365,493,683)	55,860,726	(5,214,308)	(222,417,265)	336,614,748	233,330,698	(9,552,311)

1,311,041,819	1,676,535,502	492,552,085	497,766,393	1,203,532,559	866,917,811	48,911,035	58,463,346

$1,254,328,549	$1,311,041,819	$548,412,811	$492,552,085	$981,115,294	$1,203,532,559	$282,241,733	$48,911,035

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2020 and August 31, 2019

	International Fixed Income Fund		Municipal Bond Fund
	2020	2019	2020	2019
OPERATIONS:

Net investment income	$3,436,997	$1,101,769	$1,667,203	$1,722,796
Net realized gain (loss)	(1,362,833)	5,402,825	404,902	568,254
Change in unrealized appreciation (depreciation)	(1,863,189)	7,187,476	(1,385,198)	3,630,430

Increase in Net Assets from Operations	210,975	13,692,070	686,907	5,921,480

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(6,470,801)	(4,871,339)	(2,196,820)	(1,901,725)

Decrease in Net Assets from Distributions to Shareholders	(6,470,801)	(4,871,339)	(2,196,820)	(1,901,725)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	25,151,017	20,468,860	14,213,472	35,161,516
Reinvestment of distributions	6,470,738	4,871,339	2,196,764	1,901,976
Cost of shares repurchased	(37,198,843)	(31,758,662)	(31,387,627)	(19,072,643)

Increase (Decrease) in Net Assets from Fund Share Transactions	(5,577,088)	(6,418,463)	(14,977,391)	17,990,849

Increase (Decrease) in Net Assets	(11,836,914)	2,402,268	(16,487,304)	22,010,604
NET ASSETS:

Beginning of year	146,998,937	144,596,669	85,634,634	63,624,030

End of year	$135,162,023	$146,998,937	$69,147,330	$85,634,634

See Notes to Financial Statements.

Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
2020	2019	2020	2019	2020	2019

$3,312,713	$5,681,713	$8,143,799	$12,731,611	$498,606	$158,030
3,766,463	(2,836,919)	(4,821,061)	1,395,734	(272,883)	(130,569)
8,074,864	11,210,285	4,882,612	(4,154,718)	483,310	850,721

15,154,040	14,055,079	8,205,350	9,972,627	709,033	878,182

(2,532,631)	(5,096,357)	(7,631,973)	(13,471,881)	(996,291)	(95,504)

(2,532,631)	(5,096,357)	(7,631,973)	(13,471,881)	(996,291)	(95,504)

29,664,160	29,466,773	92,942,173	105,555,158	24,543,385	26,545,340
2,532,629	5,096,511	7,632,233	13,472,931	996,291	95,504
(105,689,502)	(66,776,158)	(200,341,040)	(125,374,618)	(12,767,133)	(6,302,023)

(73,492,713)	(32,212,874)	(99,766,634)	(6,346,529)	12,772,543	20,338,821

(60,871,304)	(23,254,152)	(99,193,257)	(9,845,783)	12,485,285	21,121,499

216,664,298	239,918,450	497,289,647	507,135,430	26,850,560	5,729,061

$155,792,994	$216,664,298	$398,096,390	$497,289,647	$39,335,845	$26,850,560

See Notes to Financial Statements.

Statements of Cash Flows

For the Year Ended August 31, 2020

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Cash Flows Provided by/Used in Operating Activities:
Net increase/decrease in net assets from operations	$210,975	$15,154,040
Adjustments to reconcile net increase/decrease in net assets from operations to net cash and foreign currency provided by/used in operating activities:
Purchases of long-term investments	(867,190,438)	(520,222,774)
Proceeds from the sale and maturity of long-term investments	865,443,161	616,818,263
Payments from short-term investments, net	(4,194,209)	(325,621)
Decrease to the principal amount of inflation-indexed bonds	(49,328)	(1,257,377)
Change in net unrealized appreciation/depreciation from unaffiliated investments	(367,238)	(7,970,662)
Change in net unrealized appreciation/depreciation from options contracts written	(123,594)	35,420
Change in net unrealized appreciation/depreciation on open OTC swap contracts	(266,175)	(16,438)
Increase/Decrease in variation margin on open centrally cleared swap contracts	(67,746)	58,830
Net amortization (accretion) of premiums (discounts) of investments	(1,272,082)	(1,226,723)
Net realized gain from unaffiliated investments	(787,119)	(5,689,374)
Increase/Decrease in premium received on options contracts written	16,095	(114,257)
Decrease in variation margin on open futures contracts	58,024	52,542
Increase/Decrease in receivable for securities sold	(1,893,783)	112,141
Increase/Decrease in receivable for TBA securities sold	(55,423,426)	22,832,994
Decrease in dividends and interest receivable from unaffiliated investments	247,490	153,978
Increase/Decrease in deposits for collateral with counterparty	(229,000)	275,000
Decrease in net upfront payments received/paid on OTC open swap contracts	10,184	14,453
Increase for due to custodian	41,447	—
Decrease in forward sale commitments	6,832,641	—
Increase/Decrease in prepaid expenses	2,257	(15,383)
Decrease in unrealized appreciation on open forward foreign currency contracts	1,659,520	734,667
Increase/Decrease in payable for securities purchased	109,108	(828,251)
Increase/Decrease in payable for TBA securities purchased	79,541,379	(41,853,098)
Increase in deposits for collateral from counterparty	(23,000)	(673,000)
Decrease in investment management fee payable	(7,615)	(27,284)
Decrease in interest expense payable	(14,849)	(43,723)
Increase/Decrease in custody fee payable	(6,259)	5,798
Increase in transfer agent fees payable	874	182
Increase in trustees’ fees payable	—	2,870
Increase in unrealized depreciation on open forward foreign currency contracts	328,970	223,145
Increase/Decrease in accrued expenses	(3,570)	41,757

Net cash and foreign currency provided by operating activities	22,582,694	76,252,115

Cash Flows Provided by/Used in Financing Activities:
Proceeds from sale-buyback transactions	71,870,828	125,797,785
Payments on sale-buyback transactions	(71,814,357)	(130,929,301)
Proceeds from reverse repurchase agreements	(10,524,940)	7,364,324
Proceeds from sale of shares	25,091,627	29,708,383
Cost of shares repurchased	(37,112,232)	(105,667,872)
Distributions to shareholders, net of reinvestments	(63)	(26)

Net cash and foreign currency used in financing activities	(22,489,137)	(73,726,707)

Net increase in cash and foreign currency (a)	93,557	2,525,408

Cash and Foreign Currency:
Cash, cash equivalents and foreign cash at the beginning of the year	258,960	(73,008)

Cash, cash equivalents and foreign cash at end of the year	$352,517	$2,452,400

Non-Cash Financing Activities:
Reinvestment of distributions	$(6,470,738)	$(2,532,629)

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(136,908) and $(6,258) for International Fixed Income Fund and Inflation-Linked Fixed Income Fund, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$19.10	$21.31	$18.76	$17.06	$20.63

Income from Operations:
Net investment income(1)	0.26	0.27	0.26	0.25	0.19
Net realized and unrealized gain (loss)	3.23	(0.24)	3.18	2.05	1.15

Total Income from Operations	3.49	0.03	3.44	2.30	1.34

Less Distributions from:
Net investment income	(0.20)	(0.34)	(0.24)	(0.27)	(0.11)
Net realized gain	(0.77)	(1.90)	(0.65)	(0.33)	(4.80)

Total Distributions	(0.97)	(2.24)	(0.89)	(0.60)	(4.91)

Net Asset Value, End of Year	$21.62	$19.10	$21.31	$18.76	$17.06

Total Return†(2)	18.85%	1.32%	18.89%	13.86%	7.08%
Net Assets, End of Year (millions)	$1,854	$1,554	$1,737	$1,687	$1,709
Ratios to Average Net Assets:
Gross expenses	0.70%	0.69%	0.69%	0.69%	0.69%
Net expenses(3)	0.49	0.48	0.48	0.48	0.56
Net investment income	1.33	1.43	1.29	1.40	1.10
Portfolio Turnover Rate	21%	13%	29%	18%	105%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$18.60	$23.06	$19.53	$17.40	$24.39

Income (Loss) from Operations:
Net investment income(1)	0.13	0.12	0.10	0.10	0.05
Net realized and unrealized gain (loss)	1.48	(1.83)	4.14	2.39	(1.22)

Total Income (Loss) from Operations	1.61	(1.71)	4.24	2.49	(1.17)

Less Distributions from:
Net investment income	(0.10)	(0.10)	(0.03)	(0.06)	—
Net realized gain	(2.10)	(2.65)	(0.68)	(0.30)	(5.82)

Total Distributions	(2.20)	(2.75)	(0.71)	(0.36)	(5.82)

Net Asset Value, End of Year	$18.01	$18.60	$23.06	$19.53	$17.40

Total Return†(2)	8.78%	(6.25)%	22.17%	14.49%	(5.51)%
Net Assets, End of Year (millions)	$620	$423	$520	$674	$475
Ratios to Average Net Assets:
Gross expenses	0.96%	0.98%	0.92%	0.94%	0.99%
Net expenses(3)	0.62	0.66	0.61	0.63	0.79
Net investment income	0.77	0.63	0.47	0.52	0.28
Portfolio Turnover Rate	45%	65%	34%	34%	151%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.59	$12.64	$12.34	$10.83	$10.91

Income (Loss) from Operations:
Net investment income(1)	0.17	0.28	0.27	0.24	0.21
Net realized and unrealized gain (loss)	0.84	(1.09)	0.24	1.56	(0.10)

Total Income (Loss) from Operations	1.01	(0.81)	0.51	1.80	0.11

Less Distributions from:
Net investment income	(0.33)	(0.24)	(0.21)	(0.29)	(0.19)

Net Asset Value, End of Year	$12.27	$11.59	$12.64	$12.34	$10.83

Total Return†(2)	8.64%	(6.34)%	4.15%	17.14%	0.96%
Net Assets, End of Year (millions)	$1,254	$1,311	$1,677	$1,244	$1,122
Ratios to Average Net Assets:
Gross expenses	0.87%	0.84%	0.83%	0.83%	0.82%
Net expenses(3)	0.71	0.68	0.66	0.65	0.76
Net investment income	1.44	2.40	2.07	2.15	2.02
Portfolio Turnover Rate	39%	28%	41%	27%	64%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

Emerging Markets Equity Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$14.00	$14.29	$15.33	$12.36	$10.87

Income (Loss) from Operations:
Net investment income(1)	0.20	0.27	0.22	0.20	0.13
Net realized and unrealized gain (loss)	0.75	(0.34)	(1.06)	2.90	1.51

Total Income (Loss) from Operations	0.95	(0.07)	(0.84)	3.10	1.64

Less Distributions from:
Net investment income	(0.28)	(0.22)	(0.20)	(0.13)	(0.15)

Net Asset Value, End of Year	$14.67	$14.00	$14.29	$15.33	$12.36

Total Return†(2)	6.79%	(0.40)%	(5.55)%	25.48%	15.31%
Net Assets, End of Year (millions)	$548	$493	$498	$488	$428
Ratios to Average Net Assets:
Gross expenses	1.15%	1.13%	1.11%	1.14%	1.13%
Net expenses(3)	0.84	0.82	0.80	0.86	0.96
Net investment income	1.44	1.95	1.42	1.51	1.15
Portfolio Turnover Rate	23%	22%	24%	27%	99%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Fund
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$8.42	$7.86	$8.19	$8.41		$8.23

Income (Loss) from Operations:
Net investment income(1)	0.19	0.23	0.20	0.19		0.20
Net realized and unrealized gain (loss)	0.42	0.57	(0.31)	(0.11)		0.27

Total Income (Loss) from Operations	0.61	0.80	(0.11)	0.08		0.47

Less Distributions from:
Net investment income	(0.22)	(0.24)	(0.21)	(0.22)		(0.23)
Tax return of capital	—	—	(0.01)	—		—
Net realized gain	(0.02)	—	—	(0.08)		(0.06)

Total Distributions	(0.24)	(0.24)	(0.22)	(0.30)		(0.29)

Net Asset Value, End of Year	$8.79	$8.42	$7.86	$8.19		$8.41

Total Return†(2)	7.46%	10.39%	(1.35)%	1.07%		5.84%
Net Assets, End of Year (millions)	$981	$1,204	$867	$710		$722
Ratios to Average Net Assets:
Gross expenses	0.58%	0.57%	0.57%	0.58	%(3)	0.55	%(3)
Net expenses(4)	0.56	0.56	0.56	0.56	(3)	0.54	(3)
Net investment income	2.27	2.85	2.49	2.32		2.42
Portfolio Turnover Rate	216%	210%	253%	236%		245%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements which represents less than 0.005%.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$3.76	$3.77	$3.86	$3.78	$3.88

Income from Operations:
Net investment income(1)	0.17	0.19	0.20	0.22	0.23
Net realized and unrealized gain (loss)	(0.15)	—	(0.08)	0.10	(0.09)

Total Income from Operations	0.02	0.19	0.12	0.32	0.14

Less Distributions from:
Net investment income	(0.17)	(0.20)	(0.21)	(0.24)	(0.24)

Net Asset Value, End of Year	$3.61	$3.76	$3.77	$3.86	$3.78

Total Return†(2)	0.14%	5.58%	3.20%	8.38%	4.02%
Net Assets, End of Year (millions)	$282	$49	$58	$173	$325
Ratios to Average Net Assets:
Gross expenses	1.07%	1.32%	1.17%	0.95%	0.88%
Net expenses(3)	0.86	1.12	0.97	0.75	0.70
Net investment income	4.85	5.09	5.27	5.65	6.21
Portfolio Turnover Rate	84%	43%	57%	72%	64%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$8.35	$7.86	$7.78	$7.79	$7.61

Income from Operations:
Net investment income(1)	0.20	0.06	0.14	0.14	0.13
Net realized and unrealized gain (loss)	(0.15)	0.70	0.03	(0.07)	0.56

Total Income from Operations	0.05	0.76	0.17	0.07	0.69

Less Distributions from:
Net investment income	(0.35)	(0.27)	(0.09)	(0.08)	(0.51)
Net realized gain	(0.02)	—	—	—	—

Total Distributions	(0.37)	(0.27)	(0.09)	(0.08)	(0.51)

Net Asset Value, End of Year	$8.03	$8.35	$7.86	$7.78	$7.79

Total Return†(2)	0.75%	10.01%	2.25%	0.98%	9.56%
Net Assets, End of Year (millions)	$135	$147	$145	$148	$192
Ratios to Average Net Assets:
Gross expenses(3)	1.16%	1.24%	1.01%	1.06%	0.87%
Net expenses(3)(4)	1.11	1.19	0.95	1.01	0.83
Net investment income	2.49	0.77	1.76	1.82	1.71
Portfolio Turnover Rate	437%	265%	203%	268%	199%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and sale-buyback transactions which represents 0.09%, 0.15%, 0.04%, 0.11%, and 0.04%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$9.61	$9.11	$9.37	$9.93	$9.65

Income (Loss) from Operations:
Net investment income(1)	0.20	0.23	0.24	0.27	0.28
Net realized and unrealized gain (loss)	(0.01)	0.52	(0.26)	(0.31)	0.30

Total Income (Loss) from Operations	0.19	0.75	(0.02)	(0.04)	0.58

Less Distributions from:
Net investment income	(0.21)	(0.22)	(0.24)	(0.27)	(0.28)
Net realized gain	(0.06)	(0.03)	—	(0.25)	(0.02)

Total Distributions	(0.27)	(0.25)	(0.24)	(0.52)	(0.30)

Net Asset Value, End of Year	$9.53	$9.61	$9.11	$9.37	$9.93

Total Return†(2)	1.99%	8.38%	(0.21)%	(0.22)%	6.14%
Net Assets, End of Year (millions)	$69	$86	$64	$58	$69
Ratios to Average Net Assets:
Gross expenses	0.73%	0.74%	0.72%	0.75%	0.68%
Net expenses	0.73	0.74	0.72	0.75	0.68
Net investment income	2.16	2.44	2.61	2.85	2.87
Portfolio Turnover Rate	10%	42%	18%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Inflation-Linked Fixed Income Fund
	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Year/Period	$10.19	$9.79	$10.08	$10.23	$10.00

Income from Operations:
Net investment income(2)	0.18	0.24	0.30	0.23	0.14
Net realized and unrealized gain (loss)	0.88	0.38	(0.25)	(0.13)	0.32

Total Income from Operations	1.06	0.62	0.05	0.10	0.46

Less Distributions from:
Net investment income	(0.12)	(0.22)	(0.34)	(0.24)	(0.23)
Net realized gain	—	—	—	(0.01)	—

Total Distributions	(0.12)	(0.22)	(0.34)	(0.25)	(0.23)

Net Asset Value, End of Year/Period	$11.13	$10.19	$9.79	$10.08	$10.23

Total Return†(3)	10.38%	6.42%	0.55%	1.05%	4.59	%(7)
Net Assets, End of Year/Period (millions)	$156	$217	$240	$190	$159
Ratios to Average Net Assets:
Gross expenses(4)	1.27%	1.35%	1.27%	1.15%	1.03	%(5)
Net expenses(4)(6)	1.22	1.30	1.22	1.10	0.99	(5)
Net investment income	1.76	2.47	3.07	2.25	2.91	(5)
Portfolio Turnover Rate	193%	143%	72%	120%	35	%(7)

(1)	For the period from Fund inception (March 8, 2016) through the period ended August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Ratio includes interest expense on reverse repurchase agreements and sale-buyback transactions which represents 0.35%, 0.55%, 0.49%, 0.29% and 0.19%, respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Not annualized.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Year/Period	$9.90	$9.97	$9.99	$10.00	$10.00

Income from Operations:
Net investment income(2)	0.18	0.25	0.19	0.13	0.07
Net realized and unrealized gain (loss)	0.06	(0.06)	0.02	0.08	0.02

Total Income from Operations	0.24	0.19	0.21	0.21	0.09

Less Distributions from:
Net investment income	(0.15)	(0.26)	(0.23)	(0.22)	(0.09)

Net Asset Value, End of Year/Period	$9.99	$9.90	$9.97	$9.99	$10.00

Total Return†(3)	2.36%	2.07%	2.09%	2.14%	0.89	%(7)
Net Assets, End of Year/Period (millions)	$398	$497	$507	$276	$162
Ratios to Average Net Assets:
Gross expenses(4)	0.69%	0.82%	0.71%	0.84%	0.81	%(5)
Net expenses(4)(6)	0.64	0.77	0.66	0.79	0.77	(5)
Net investment income	1.78	2.51	1.90	1.29	1.47	(5)
Portfolio Turnover Rate	96%	97%	128%	103%	100	%(7)

(1)	For the period from Fund inception (March 8, 2016) through the period ended August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Ratio includes interest expense on reverse repurchase agreements and sale-buyback transactions which represents 0.02%, 0.07%, 0.04%, 0.05% and 0.02%, respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Not annualized.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Alternative Strategies Fund
	2020	2019	2018(1)
Net Asset Value, Beginning of Year/Period	$10.10	$9.88	$10.00

Income (Loss) from Operations:
Net investment income (loss)(2)	0.15	0.10	(0.09)
Net realized and unrealized gain (loss)	0.10	0.19	(0.03)

Total Income (Loss) from Operations	0.25	0.29	(0.12)

Less Distributions from:
Net investment income	(0.28)	(0.07)	—
Net realized gain	(0.03)	—	—

Total Distributions	(0.31)	(0.07)	—

Net Asset Value, End of Year/Period	$10.04	$10.10	$9.88

Total Return†(3)	2.61%	2.90%	(1.20	)(6)
Net Assets, End of Year/Period (millions)	$39	$27	$6
Ratios to Average Net Assets:
Gross expenses	1.85%	2.34%	11.00	%(4)
Net expenses(5)(7)	0.70	0.88	1.95	(4)
Net investment income (loss)	1.52	1.01	(1.72	)(4)
Portfolio Turnover Rate	34%	16%	14	%(6)

(1)	For the period from Fund inception (February 15, 2018) through the period ended August 31, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Not annualized.
(7)	Does not reflect the Fund’s proportionate share of income and expenses from the Underlying Fund.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Morgan Stanley Pathway Funds (the “Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Fund, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies.

In August 2018, FASB issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) – Disclosures Framework – Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good

Notes to Financial Statements

(continued)

faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2 and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements

(continued)

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$183,558,237	$183,558,237	$—	$—
Consumer Discretionary	239,555,301	239,555,301	—	—
Consumer Staples	97,842,835	97,842,835	—	—
Energy	32,431,154	32,431,154	—	—
Financials	164,739,953	164,739,953	—	—
Health Care	271,141,395	271,141,395	—	—
Industrials	160,954,718	160,954,718	—	—
Information Technology	508,949,427	508,823,464	125,963	—
Materials	59,117,354	59,117,354	—	—
Real Estate	54,001,600	54,001,600	—	—
Utilities	35,563,489	35,563,489	—	—
Closed End Mutual Fund Security:
Financials	18,011,472	18,011,472	—	—
Short-Term Investments:
Money Market Fund	8,042,887	8,042,887	—	—
Time Deposits	25,044,011	—	25,044,011	—

Total Investments, at Value	$1,858,953,833	$1,833,783,859	$25,169,974	$—

Security Lending Transactions — Liabilities	$(8,042,887)	$—	$(8,042,887)	$—

Other Financial Instruments — Assets
Futures Contracts	$1,205,110	$1,205,110	$—	$—

Total Other Financial Instruments — Assets	$1,205,110	$1,205,110	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2020		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
Small-Mid Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$14,598,321		$14,598,321	$—		$—
Consumer Discretionary	51,379,457		51,379,457	—		—
Consumer Staples	26,233,372		26,233,372	—		—
Energy	7,493,377		7,493,377	—		—
Financials	80,226,814	*	80,226,814	—		—	*
Health Care	111,938,478	*	111,936,116	2,362	*	—
Industrials	95,219,616		95,219,616	—		—
Information Technology	124,381,464		124,151,909	229,555		—
Materials	29,462,208	*	29,462,208	—		—	*
Real Estate	38,851,264		38,851,264	—		—
Utilities	14,766,692		14,766,692	—		—
Convertible Preferred Stocks:
Health Care	2,735,670		2,735,670	—		—
Utilities	1,248,199		1,248,199	—		—
Closed End Mutual Fund Securities:
Financials	1,972,677		1,972,677	—		—
Preferred Stocks:
Financials	1,586,574		1,586,574	—		—
Corporate Bond & Note:
Communication Services	821,342		—	821,342		—
Short-Term Investments:
Money Market Fund	8,572,406		8,572,406	—		—
Time Deposits	15,883,261		—	15,883,261		—

Total Investments, at Value	$627,371,192	*	$610,434,672	$16,936,520	*	$—	*

Securities Lending Transactions — Liabilities	$(8,572,406)		$—	$(8,572,406)		$—

Other Financial Instruments — Assets
Futures Contracts	$442,091		$442,091	$—		$—

Total Other Financial Instruments — Assets	$442,091		$442,091	$—		$—

International Equity Fund
Investments, at Value
Common Stocks:
France	$133,460,246		$28,835	$133,431,411		$—
Germany	115,362,494		—	115,362,494		—
Japan	224,667,154		—	224,667,154		—
Netherlands	65,045,667		547,137	64,498,530		—
Switzerland	126,432,068		—	126,432,068		—
United Kingdom	159,038,953		1,937,457	157,101,496		—
Other Countries**	392,234,844		77,263,709	314,971,135		—
Preferred Stocks:
Germany	11,045,586		—	11,045,586		—
Closed End Mutual Fund Securities:
United States	1,141,437		1,141,437	—		—
Rights:
Australia	5,302		—	5,302		—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments:
Money Market Fund	$5,375,517	$5,375,517	$—	$—
Time Deposits	22,197,827	—	22,197,827	—

Total Investments, at Value	$1,256,007,095	$86,294,092	$1,169,713,003	$—

Securities Lending Transactions — Liabilities	$(5,375,517)	$—	$(5,375,517)	$—

Other Financial Instruments — Assets
Futures Contracts	$11,784	$11,784	$—	$—

Total Other Financial Instruments — Assets	$11,784	$11,784	$—	$—

Other Financial Instruments — Liabilities
Futures Contract	$(9,845)	$(9,845)	$—	$—

Total Other Financial Instruments — Liabilities	$(9,845)	$(9,845)	$—	$—

Emerging Markets Equity Fund
Investments, at Value
Common Stocks:
China	$185,363,294 *	$61,402,360 *	$123,960,934	$—
India	57,359,267	7,139,475	50,219,792	—
South Korea	54,064,346	85,532	53,978,814	—
Taiwan	41,768,387	1,332,186	40,436,201	—
Other Countries**	192,179,005	74,293,411	117,885,594	—
Preferred Stocks:
Brazil	2,378,993	2,378,993	—	—
Chile	116,032	116,032	—	—
Colombia	97,395	97,395	—	—
Russia	106,634	67,424	39,210	—
South Korea	1,155,605	—	1,155,605	—
Rights:
China	1,733	—	1,733	—
Thailand	312	—	312	—
Warrants:
Thailand	12,741 *	—	12,741 *	—
Short-Term Investments:
Money Market Fund	7,604,720	7,604,720	—	—
Time Deposits	13,660,044	—	13,660,044	—

Total Investments, at Value	$555,868,508 *	$154,517,528	$401,350,980	$—

Securities Lending Transactions — Liabilities	$(7,604,720)	$—	$(7,604,720)	$—

Other Financial Instruments — Assets
Futures Contract	$134,429	$134,429	$—	$—

Total Other Financial Instruments — Assets	$134,429	$134,429	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Core Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$351,069,343 *	$—	$351,069,343	$—	*
Mortgage-Backed Securities	241,002,303	—	241,002,303	—
U.S. Government Agencies & Obligations	188,343,271	—	188,343,271	—
Collateralized Mortgage Obligations	105,297,502	—	105,297,502	—
Sovereign Bonds	33,205,392	—	33,205,392	—
Senior Loans	14,159,060	—	14,159,060	—
Asset-Backed Securities	12,367,137	—	12,367,137	—
Municipal Bonds	7,671,986	—	7,671,986	—
Purchased Options	95,555	95,555	—	—
Short-Term Investments:
Commercial Paper	996,814	—	996,814	—
Time Deposits	25,142,966	—	25,142,966	—
U.S. Government Obligations	49,490,642	—	49,490,642	—

Total Investments, at Value	$1,028,841,971 *	$95,555	$1,028,746,416	$—	*

Other Financial Instruments — Assets
Futures Contracts	$1,745,369	$1,745,369	$—	$—
Forward Foreign Currency Contracts	931,632	—	931,632	—
OTC Interest Rate Swaps	119,333	—	119,333	—
Centrally Cleared Interest Rate Swaps	211,247	—	211,247	—

Total Other Financial Instruments — Assets	$3,007,581	$1,745,369	$1,262,212	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(125,211)	$(125,211)	$—	$—
Futures Contracts	(987,665)	(987,665)	—	—
Forward Foreign Currency Contracts	(830,408)	—	(830,408)	—
Centrally Cleared Interest Rate Swap	(1,708,636)	—	(1,708,636)	—

Total Other Financial Instruments — Liabilities	$(3,651,920)	$(1,112,876)	$(2,539,044)	$—

High Yield Fund
Investments, at Value
Corporate Bonds & Notes	$259,190,490	$—	$259,190,490	$—
Senior Loans	15,155,963	—	15,155,963	—
Closed End Mutual Fund Security:
Financials	403,893	403,893	—	—
Common Stocks:
Communications	2,487	2,487	—	—
Energy	137,450	123,193	—	14,257
Financials	5,215	—	—	5,215
Preferred Stocks:
Consumer Cyclical	171,674	171,674	—	—
Financials	124,532	124,532	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2020		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)

Convertible Preferred Stock:
Consumer Non-Cyclical	$106,860		$106,860	$—		$—
Sovereign Bond	68,955		—	68,955		—
Warrant:
Media	7,007		7,007	—		—
Short-Term Investments:
Time Deposits	4,732,774		—	4,732,774		—

Total Investments, at Value	$280,107,300		$939,646	$279,148,182		$19,472

Other Financial Instruments — Assets
Futures Contract	$580		$580	$—		$—

Total Other Financial Instruments — Assets	$580		$580	$—		$—

International Fixed Income Fund
Investments, at Value
Sovereign Bonds
France	$7,463,873		$—	$7,463,873		$—
Japan	21,050,897		—	21,050,897		—
Spain	10,887,112		—	10,887,112		—
Other Countries**	29,615,972		—	29,615,972		—
Mortgage-Backed Securities	67,679,604		—	67,679,604		—
Corporate Bonds & Notes
United Kingdom	7,840,783		—	7,840,783		—
Other Countries**	25,452,262	*	—	25,452,262	*	—
Collateralized Mortgage Obligations	24,478,977		—	24,478,977		—
U.S. Government Obligation	3,464,353		—	3,464,353		—
Asset-Backed Securities	928,033		—	928,033		—
Municipal Bond	38,150		—	38,150		—
Purchased Options	49,066		1,715	47,351		—
Short-Term Investments:
Repurchase Agreement	936,000		—	936,000		—
Sovereign Bond	4,062,334		—	4,062,334		—
Time Deposits	1,270,386		—	1,270,386		—
U.S. Government Obligation	110,983		—	110,983		—

Total Investments, at Value	$205,328,785	*	$1,715	$205,327,070	*	$—

Other Financial Instruments — Assets
Futures Contracts	$198,127		$198,127	$—		$—
Forward Foreign Currency Contracts	774,346		—	774,346		—
OTC Interest Rate Swaps	86,171		—	86,171		—
Centrally Cleared Interest Rate Swaps	911,784		—	911,784		—
Centrally Cleared Inflation Rate Swaps	7,556		—	7,556		—
OTC Credit Default Swaps	36,961		—	36,961		—
Centrally Cleared Credit Default Swaps	30,114		—	30,114		—
OTC Cross Currency Swap	116,480		—	116,480		—

Total Other Financial Instruments Assets	$2,161,539		$198,127	$1,963,412		$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Liabilities
Options Contracts Written	$(56,746)	$—	$(56,746)	$—
Reverse Repurchase Agreements	(6,410,965)	—	(6,410,965)	—
Futures Contracts	(134,348)	(134,348)	—	—
Forward Foreign Currency Contracts	(1,661,290)	—	(1,661,290)	—
OTC Interest Rate Swap	(84)	—	(84)	—
Centrally Cleared Interest Rate Swaps	(1,342,497)	—	(1,342,497)	—
Centrally Cleared Inflation Rate Swaps	(9,490)	—	(9,490)	—
OTC Credit Default Swaps	(8,135)	—	(8,135)	—
Centrally Cleared Credit Default Swaps	(63,704)	—	(63,704)	—
OTC Total Return Swaps	(141,974)	—	(141,974)	—

Total Other Financial Instruments — Liabilities	$(9,829,233)	$(134,348)	$(9,694,885)	$—

Municipal Bond Fund
Investments, at Value
Municipal Bonds	$62,945,881	$—	$62,945,881	$—
Short-Term Investments:
Time Deposits	5,850,631	—	5,850,631	—

Total Investments, at Value	$68,796,512	$—	$68,796,512	$—

Inflation-Linked Fixed Income Fund
Investments, at Value
U.S. Government Agencies & Obligations	$165,276,574	$—	$165,276,574	$—
Mortgage-Backed Securities	29,059,822	—	29,059,822	—
Collateralized Mortgage Obligations	21,967,069	—	21,967,069	—
Sovereign Bonds	12,763,633	—	12,763,633	—
Corporate Bonds & Notes	8,864,269	—	8,864,269	—
Purchased Options	2,047	2,047	—	—
Short-Term Investments:
Time Deposits	1,013,139	—	1,013,139	—

Total Investments, at Value	$238,946,553	$2,047	$238,944,506	$—

Other Financial Instruments — Assets
Futures Contracts	$101,426	$101,426	$—	$—
Forward Foreign Currency Contracts	74,585	—	74,585	—
Centrally Cleared Inflation Rate Swaps	491,012	—	491,012	—
Centrally Cleared Credit Default Swap	4,108	—	4,108	—

Total Other Financial Instruments — Assets	$671,131	$101,426	$569,705	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(4,040)	$—	$(4,040)	$—
Reverse Repurchase Agreements	(61,452,325)	—	(61,452,325)	—
Futures Contracts	(74,685)	(74,685)	—	—
Forward Foreign Currency Contracts	(519,084)	—	(519,084)	—
Centrally Cleared Interest Rate Swaps	(109,950)	—	(109,950)	—
Centrally Cleared Inflation Rate Swaps	(603,187)	—	(603,187)	—
Centrally Cleared Credit Default Swaps	(155,945)	—	(155,945)	—

Total Other Financial Instruments — Liabilities	$(62,919,216)	$(74,685)	$(62,844,531)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2020	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Ultra-Short Term Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$210,931,695	$—	$210,931,695	$—
Collateralized Mortgage Obligations	116,297,223	—	116,297,223	—
Asset-Backed Securities	22,613,747	—	22,613,747	—
U.S. Government Agencies & Obligations	22,520,867	—	22,520,867	—
Sovereign Bonds	3,803,317	—	3,803,317	—
Mortgage-Backed Securities	3,554,496	—	3,554,496	—
Short-Term Investments:
Commercial Papers	9,154,740	—	9,154,740	—
Corporate Bond	1,709,318	—	1,709,318	—
Time Deposits	589,636	—	589,636	—
U.S. Government Obligations	128,782,829	—	128,782,829	—

Total Investments, at Value	$519,957,868	$—	$519,957,868	$—

Other Financial Instruments — Assets
Futures Contracts	$243,322	$243,322	$—	$—
Forward Foreign Currency Contracts	122,733	—	122,733	—
Centrally Cleared Interest Rate Swap	104,542	—	104,542	—
Centrally Cleared Credit Default Swap	12,859	—	12,859	—

Total Other Financial Instruments — Assets	$483,456	$243,322	$240,134	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(55,667)	$(55,667)	$—	$—
Forward Foreign Currency Contracts	(1,012,776)	—	(1,012,776)	—
Centrally Cleared Credit Default Swap	(1,218,521)	—	(1,218,521)	—

Total Other Financial Instruments — Liabilities	$(2,286,964)	$(55,667)	$(2,231,297)	$—

Alternative Strategies Fund
Investments, at Value
Open End Mutual Fund Securities
United States	$37,784,275	$37,784,275	$—	$—

Total Investments, at Value	$37,784,275	$37,784,275	$—	$—

*	Includes securities that are valued in good faith at fair value by or under the direction of the Board of Trustees at $0.
**	Other countries represents countries that are individually less than 5% of Net Assets.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

Transfer between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Notes to Financial Statements

(continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2019 through August 31, 2020:

	Total		Common Stocks		Corporate Bonds & Notes		Convertible Preferred Stocks	Rights	Warrant
Small-Mid Cap Equity Fund
Balance as of August 31, 2019	$688	*	$688	*	$—		$—	$—	$—
Total realized gain (loss)	780		780		—		—	—	—
Change in unrealized appreciation (depreciation)	(392)		(392)		—		—	—	—
Purchases	—		—		—		—	—	—
(Sales)	(1,037)		(1,037)		—		—	—	—
Transfers in	—		—		—		—	—	—
(Transfers out)	(39)		(39)		—		—	—	—

Balance as of August 31, 2020	$—	*	$—	*	$—		$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2020	$—		$—		$—		$—	$—	$—

Core Fixed Income Fund
Balance as of August 31, 2019	$—	*	$—		$—	*	$—	$—	$—
Total realized gain (loss)	—		—		—		—	—	—
Change in unrealized appreciation (depreciation)	—		—		—		—	—	—
Purchases	—		—		—		—	—	—
(Sales)	—		—		—		—	—	—
Transfers in	—		—		—		—	—	—
(Transfers out)	—				—		—	—	—

Balance as of August 31, 2020	$—	*	$—		$—	*	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2020	$—		$—		$—		$—	$—	$—

High Yield Fund
Balance as of August 31, 2019	$18,738	*	$18,738		$—	*	$—	$—	$—
Total realized gain (loss)	—		—		—		—	—	—
Change in unrealized appreciation (depreciation)	734		734		—		—	—	—
Purchases	—		—		—		—	—	—
(Sales)	—	*	—	*	—	*	—	—	—
Transfers in	—		—		—		—	—	—
(Transfers out)	—		—		—		—	—	—

Balance as of August 31, 2020	$19,472		$19,472		$—		$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2020	$2,838		$2,838		$—		$—	$—	$—

*	Includes securities that are valued at $0.

Notes to Financial Statements

(continued)

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at the year-end for each Fund are disclosed in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin, which is included in deposits for collateral with counterparty on the Statements of Assets and Liabilities. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Notes to Financial Statements

(continued)

(iv) Inflation-Capped Options. Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability on the Statements of Assets and Liabilities and subsequently marked to market to reflect the change value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(v) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(vi) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets. Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year-end are included on the Fund’s Schedule of Investments under the caption “Purchased Options.”

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vii) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Notes to Financial Statements

(continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

(viii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases, a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(ix) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(x) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund

Notes to Financial Statements

(continued)

typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(xi) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xii) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xiii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap contracts are subject to movements in interest rates.

(xiv) Total Return Swaps. The Fund may enter into total return swap contracts to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swap contracts are agreements where the total return of a reference asset is paid in exchange for periodic cash flows. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gains or losses in the Statements of Operations.

Notes to Financial Statements

(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2020:

Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$1,205,110	$1,205,110

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$1,716,236	$1,716,236

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$1,204,427	$1,204,427

Small-Mid Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$442,091	$442,091

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$(189,803)	$(189,803)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$508,792	$508,792

International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$11,784	$11,784

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$9,845	$9,845

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$1,526,304	$1,526,304
Forward foreign currency contracts	—	(1,340)	—	—	(1,340)

	$—	$(1,340)	$—	$1,526,304	$1,524,964

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(1,316)	$(1,316)

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$134,429	$134,429

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$246,263	$246,263

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$206,895	$206,895

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$95,555	$—	$—	$—	$95,555
Unrealized appreciation on open futures contracts (b)	1,745,369	—	—	—	1,745,369
Unrealized appreciation on forward foreign currency contracts (c)	—	931,632	—	—	931,632
Unrealized appreciation on centrally cleared swaps (f)	211,247	—	—	—	211,247
Unrealized appreciation on OTC swaps (c)	119,333	—	—	—	119,333

	$2,171,504	$931,632	$—	$—	$3,103,136

Liability derivatives
Options contracts written outstanding (a)	$125,211	$—	$—	$—	$125,211
Unrealized depreciation on open futures contracts (b)	987,665	—	—	—	987,665
Unrealized depreciation on forward foreign currency contracts (a)	—	830,408	—	—	830,408
Unrealized depreciation on centrally cleared swaps (f)	1,708,636	—	—	—	1,708,636

	$2,821,512	$830,408	$—	$—	$3,651,920

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(3,282,719)	$(164,835)	$—	$—	$(3,447,554)
Futures contracts	8,899,781	—	—	—	8,899,781
Options contracts written	3,949,371	—	—	—	3,949,371
Swap contracts	(8,488,069)	—	(64,946)	—	(8,553,015)
Forward foreign currency contracts	—	(1,334,298)	—	—	(1,334,298)

	$1,078,364	$(1,499,133)	$(64,946)	$—	$(485,715)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$142,571	$(228,579)	$—	$—	$(86,008)
Futures contracts	949,647	—	—	—	949,647
Options contracts written	(48,902)	—	—	—	(48,902)
Swap contracts	3,753,391	—	11,557	—	3,764,948
Forward foreign currency contracts	—	551,893	—	—	551,893

	$4,796,707	$323,314	$11,557	$—	$5,131,578

High Yield Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$580	$—	$—	$—	$580

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$(50,618)	$—	$—	$—	$(50,618)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$580	$—	$—	$—	$580

Notes to Financial Statements

(continued)

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$29,921	$19,145	$—	$—	$49,066
Unrealized appreciation on open futures contracts (b)	198,127	—	—	—	198,127
Unrealized appreciation on forward foreign currency contracts (c)	—	774,346	—	—	774,346
Unrealized appreciation on centrally cleared swaps (f)	919,340	—	30,114	—	949,454
Unrealized appreciation on OTC swaps (c)	86,171	116,480	36,961	—	239,612

	$1,233,559	$909,971	$67,075	$—	$2,210,605

Liability derivatives
Options contracts written outstanding (a)	$15,961	$30,127	$10,658	$—	$56,746
Unrealized depreciation on open futures contracts (b)	134,348	—	—	—	134,348
Unrealized depreciation on forward foreign currency contracts (a)	—	1,661,290	—	—	1,661,290
Unrealized depreciation on centrally cleared swaps (f)	1,351,987	—	63,704	—	1,415,691
Unrealized depreciation on OTC swaps (a)	142,058	—	8,135	—	150,193

	$1,644,354	$1,691,417	$82,497	$—	$3,418,268

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$7,033	$6,556	$—	$—	$13,589
Futures contracts	56,758	—	—	—	56,758
Options contracts written	289,765	85,550	18,412	—	393,727
Swap contracts	(1,664,914)	(5,589)	(156,565)	87,233	(1,739,835)
Forward foreign currency contracts	—	(1,020,101)	—	—	(1,020,101)

	$(1,311,358)	$(933,584)	$(138,153)	$87,233	$(2,295,862)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(45,681)	$14,612	$—	$—	$(31,069)
Futures contracts	(237,698)	—	—	—	(237,698)
Options contracts written	98,665	11,840	13,089	—	123,594
Swap contracts	399,608	168,089	(525,642)	—	42,055
Forward foreign currency contracts	—	(1,988,490)	—	—	(1,988,490)

	$214,894	$(1,793,949)	$(512,553)	$—	$(2,091,608)

Municipal Bond Fund

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$(437,843)	$—	$—	$—	$(437,843)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$(19,596)	$—	$—	$—	$(19,596)

Notes to Financial Statements

(continued)

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$2,047	$—	$—	$—	$2,047
Unrealized appreciation on open futures contracts (b)	101,426	—	—	—	101,426
Unrealized appreciation on forward foreign currency contracts (c)	—	74,585	—	—	74,585
Unrealized appreciation on centrally cleared swaps (f)	491,012	—	4,108	—	495,120

	$594,485	$74,585	$4,108	$—	$673,178

Liability derivatives
Options contracts written outstanding (a)	$—	$—	$4,040	$—	$4,040
Unrealized depreciation on open futures contracts (b)	74,685	—	—	—	74,685
Unrealized depreciation on forward foreign currency contracts (a)	—	519,084	—	—	519,084
Unrealized depreciation on centrally cleared swaps (f)	713,137	—	155,945	—	869,082

	$787,822	$519,084	$159,985	$—	$1,466,891

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$678,930	$—	$(120)	$—	$678,810
Futures contracts	(1,203,351)	—	—	—	(1,203,351)
Options contracts written	(78,926)	—	20,664	—	(58,262)
Swap contracts	(665,350)	—	361,400	—	(303,950)
Forward foreign currency contracts	—	(347,471)	—	—	(347,471)

	$(1,268,697)	$(347,471)	$381,944	$—	$(1,234,224)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$463	$—	$—	$—	$463
Futures contracts	266,014	—	—	—	266,014
Options contracts written	(33,913)	—	(1,507)	—	(35,420)
Swap contracts	918,102	—	(138,619)	—	779,483
Forward foreign currency contracts	—	(957,812)	—	—	(957,812)

	$1,150,666	$(957,812)	$(140,126)	$—	$52,728

Notes to Financial Statements

(continued)

Ultra-Short Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$243,322	$—	$—	$—	$243,322
Unrealized appreciation on forward foreign currency contracts (c)	—	122,733	—	—	122,733
Unrealized appreciation on centrally cleared swaps (f)	104,542	—	12,859	—	117,401

	$347,864	$122,733	$12,859	$—	$483,456

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$55,667	$—	$—	$—	$55,667
Unrealized depreciation on forward foreign currency contracts (a)	—	1,012,776	—	—	1,012,776
Unrealized depreciation on centrally cleared swaps (f)	—	—	1,218,521	—	1,218,521

	$55,667	$1,012,776	$1,218,521	$—	$2,286,964

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2020:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$1,235,325	$—	$—	$—	$1,235,325
Swap contracts	(11,888,377)	—	1,366,389	—	(10,521,988)
Forward foreign currency contracts	—	827,116	—	—	827,116

	$(10,653,052)	$827,116	$1,366,389	$—	$(8,459,547)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$478,504	$—	$—	$—	$478,504
Swap contracts	7,722,549	—	(1,062,002)	—	6,660,547
Forward foreign currency contracts	—	(1,580,633)	—	—	(1,580,633)

	$8,201,053	$(1,580,633)	$(1,062,002)	$—	$5,558,418

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on OTC swap contracts or options contracts written, at value.
(b)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the open exchanged-traded futures contracts table in the Fund’s Schedule of Investments.

(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on OTC swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(e)

Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.

(f)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the open swap contracts table in the Fund’s Schedule of Investments.

The average monthly notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the monthly average market value of options contracts written and purchased options outstanding during the year ended August 31, 2020 were as follows:

Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$11,417,242

Notes to Financial Statements

(continued)

Small-Mid Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,934,779

International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,487,454
Forward foreign currency contracts	—	46,308	—	—

Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,747,824

Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$302,274	$151,229	$—	$—
Futures contracts	432,111,806	—	—	—
Option contracts written	446,140	—	—	—
Swap contracts	96,710,462	—	9,538,277	—
Forward foreign currency contracts	—	56,351,055	—	—

High Yield Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$439,282	$—	$—	$—

International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$63,729	$10,249	$—	$—
Futures contracts	61,645,070	—	—	—
Option contracts written	143,054	22,221	4,509	—
Swap contracts	231,435,353	1,805,600	34,744,441	—
Forward foreign currency contracts	—	225,634,068	—	—

Municipal Bond Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$4,634,692	$—	$—	$—

Notes to Financial Statements

(continued)

Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$159,807	$—	$—	$—
Futures contracts	104,746,148	—	—	—
Option contracts written	199,332	—	3,778	—
Swap contracts	80,357,452	—	5,394,086	—
Forward foreign currency contracts	—	49,368,998	—	—

Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$290,689,736	$—	$—	$—
Swap contracts	136,935,977	—	17,006,231	—
Forward foreign currency contracts	—	115,994,545	—	—

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not

Notes to Financial Statements

(continued)

provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances.

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2020:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in the Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Cap Equity Fund	$10,143,839	$—	$(10,143,839)	$0
Small-Mid Cap Equity Fund	10,619,181	—	(10,619,181)	0
International Equity Fund	8,451,593	—	(8,451,593)	0
Emerging Markets Equity Fund	7,834,964	—	(7,834,964)	0
High Yield Fund	391,138	—	(391,138)	0

(a)	Represents market value of securities on loan at period end.
(b)

The Funds received cash collateral of $8,042,887, $8,572,406, $5,375,517, $7,604,720 and $0, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments. In addition, the Funds received non-cash collateral of $2,432,179, $2,389,673, $3,298,537, $499,120 and $399,524, respectively, in the form of U.S. Government Obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020:

	Remaining Contractual Maturity of the Agreements As of August 31, 2020
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$8,042,887	$—	$—	$—	$8,042,887

Total Borrowings	$8,042,887	$—	$—	$—	$8,042,887

Gross amount of recognized liabilities for securities lending transactions					$8,042,887

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$8,572,406	$—	$—	$—	$8,572,406

Total Borrowings	$8,572,406	$—	$—	$—	$8,572,406

Gross amount of recognized liabilities for securities lending transactions					$8,572,406

International Equity Fund
Securities Lending Transactions
Common Stocks	$5,375,517	$—	$—	$—	$5,375,517

Total Borrowings	$5,375,517	$—	$—	$—	$5,375,517

Gross amount of recognized liabilities for securities lending transactions					$5,375,517

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2020
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$7,604,720	$—	$—	$—	$7,604,720

Total Borrowings	$7,604,720	$—	$—	$—	$7,604,720

Gross amount of recognized liabilities for securities lending transactions					$7,604,720

International Fixed Income Fund
Reverse Repurchase Agreements Transactions
Sovereign Bonds	$—	$1,251,070	$—	$—	$1,251,070
U.S. Government Obligations	—	2,107,750	3,052,145	—	5,159,895
Sale-Buyback Transactions
U.S. Government Obligations	$—	$829,726	$—	$—	$829,726

Total Borrowings	$—	$4,188,546	$3,052,145	$—	$7,240,691

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$6,410,965

Gross amount of recognized liabilities for sale-buyback transactions					$829,726

Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$35,022,406	$26,429,919	$—	$61,452,325

Total Borrowings	$—	$35,022,406	$26,429,919	$—	$61,452,325

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$61,452,325

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments.” The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

Notes to Financial Statements

(continued)

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) LIBOR Replacement Risk. Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The unavailability and/or discontinuation of LIBOR may affect the value, liquidity or return on certain Fund investments that mature later than 2021 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to

Notes to Financial Statements

(continued)

the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or net asset value.

(n) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(o) Market Risk. Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund’s investments. The extent of the impact to the financial performance of Funds’ investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of Funds’ investments is impacted because of these factors for an extended period, the Funds’ investment results may be adversely affected.

(p) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt, if any, and is included in interest and dividend income, respectively. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(q) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(r) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Alternative Strategies Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Notes to Financial Statements

(continued)

(s) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2019 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund	Distributable earnings/ Accumulated deficit	Paid-in-capital
Large Cap Equity Fund. . . . . . . . . . .	$—	$—
Small-Mid Cap Equity Fund. . . . . . .	(170)	170
International Equity Fund. . . . . . . . .	—	—
Emerging Markets Fund. . . . . . . . . .	—	—
Core Fixed Income Fund. . . . . . . . .	—	—
High Yield Fund. . . . . . . . . . .	—	—
International Fixed Income Fund. . .	—	—
Municipal Bond Fund. . . . . . . . . . . . . .	—	—
Inflation-Linked Fixed Income Fund. . .	—	—
Ultra-Short Term Fixed Income Fund. . .	—	—
Alternative Strategies Fund . . . . . . . .	—	—

(u) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(v) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of the securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(w) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(x) Senior Floating-Rate Loans. Interests in senior floating-rate loans (“Senior Loans”) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior

Notes to Financial Statements

(continued)

Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

In connection with bank loan interests, the Fund may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The Fund is obligated to fund those commitments at borrower’s discretion. In connection with these commitments, the Fund earns a commitment fee, which is included in interest income in the Statements of Operations and recognized respectively over the commitment period.

The following table summarizes the Core Fixed Income Fund’s fully unfunded loan position as of August 31, 2020:

	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Depreciation
EyeCare Partners, LLC	$20,811	$20,791	$19,500	$(1,291)

The following table summarizes the High Yield Fund’s fully and partially unfunded loan position as of August 31, 2020:

	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Depreciation
AmeriLife Holdings, LLC	$3,409	$1,591	$1,571	$(20)
EyeCare Partners, LLC	11,351	11,338	10,637	(701)
Spectacle Gary Holdings, LLC	2,432	2,369	2,304	(65)

	$17,192	$15,298	$14,512	$(786)

(y) Sale-Buyback and Buy-Saleback Transactions. A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions.

During the year ended August 31, 2020, the International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund participated in sale-buyback transactions. The payable for investments purchased related to

Notes to Financial Statements

(continued)

sale-buyback transactions at August 31, 2020, an average amount of borrowings, incurred interest expense and a weighted average interest rate related to sale-buyback transactions outstanding during the year ended August 31, 2020, were as following:

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Payable for investments purchased	$829,726	$—	$—
Average amount borrowed	119,460	7,385,669	6,544,196
Interest expense	16,216	105,915	95,528
Weighted average interest rate	8.32%	1.43%	1.46%

A buy-saleback lending transaction consists of a purchase of a security by a Fund from a counterparty, with a simultaneous agreement to sell the same or substantially the same security at an agreed-upon price and date. The party who sold the security is not entitled to receive principal and interest payments, if any, made on the security during the term of the agreement. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under buy-saleback transactions.

During the year ended August 31, 2020, the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund participated in buy-saleback transactions. The receivable for investments sold related to buy-saleback transactions at August 31, 2020, an average amount loaned, received interest income and a weighted average interest rate related to buy-saleback transactions outstanding during the year ended August 31, 2020, were as following:

	Inflation-Linked Fixed	Ultra-Short Term Fixed
Receivable for investments sold	$—	$—
Average amount loaned	409,518	141,941
Interest income	664	1,865
Weighted average interest rate	0.06%	1.08%

Sale-buyback and buy-saleback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of any pending sale-buyback and buy-saleback transactions as of period end is disclosed in each Fund’s Summary Schedule of Investments.

(z) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of

Notes to Financial Statements

(continued)

Investments. The carrying amount of such deposits due to brokers at August 31, 2020 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2020 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2020.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2020:

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$931,632		$830,408
Swap contracts	119,333		—

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,050,965		$830,408

International Fixed Income Fund:
Forward foreign currency contracts	$774,346		$1,661,290
Option contracts	47,351	(b)	56,746
Swap contracts	239,612		150,193

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,061,309		$1,868,229

Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$74,585		$519,084
Option contracts	—		4,040

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$74,585		$523,124

Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$122,733		$1,012,776

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$122,733		$1,012,776

(a)	Excludes exchange-traded derivatives.
(b)	Amounts are included in Unaffiliated Investments in the Statements of Assets and Liabilities.

Notes to Financial Statements

(continued)

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2020.

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received	Net Amount (b) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$1,050,965	$(830,408)	$—	$220,557

Total Over-the-counter derivative instruments	$1,050,965	$(830,408)	$—	$220,557

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$830,408	$(830,408)	$—	$0

Total Over-the-counter derivative instruments	$830,408	$(830,408)	$—	$0

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$51,123	$(51,123)	$—	$0
BNP Paribas SA	114,483	(100,691)	—	13,792
Bank of America	59,886	(59,886)	—	0
Deutsche Bank AG	32,017	(8,288)	(23,729)	0
Goldman Sachs & Co.	191,591	(33,725)	—	157,866
HSBC Bank USA	56,212	(56,212)	—	0
JPMorgan Chase & Co.	89,722	(89,722)	—	0
Royal Bank of Scotland PLC	840	—	—	840
Standard Chartered Bank	84,887	(84,887)	—	0
UBS Securities LLC	380,548	(380,548)	—	0

Total Over-the-counter derivative instruments	$1,061,309	$(865,082)	$(23,729)	$172,498

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$228,930	$(51,123)	$—	$177,807
BNP Paribas SA	100,691	(100,691)	—	0
Bank of America	262,100	(59,886)	—	202,214
Deutsche Bank AG	8,288	(8,288)	—	0
Goldman Sachs & Co.	33,725	(33,725)	—	0
HSBC Bank USA	117,272	(56,212)	—	61,060
JPMorgan Chase & Co.	482,450	(89,722)	—	392,728
Standard Chartered Bank	166,682	(84,887)	—	81,795
Societe Generale SA	73,139	—	—	73,139
UBS Securities LLC	394,952	(380,548)	—	14,404

Total Over-the-counter derivative instruments	$1,868,229	$(865,082)	$—	$1,003,147

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
BNP Paribas SA	$3,071	$(3,071)	$—	$0
Deutsche Bank AG	11,064	(1,740)	(9,324)	0
HSBC Bank USA	19,761	(19,761)	—	0
JPMorgan Chase & Co.	2,527	(2,527)	—	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	25,666	(12,288)	—	13,378
Standard Chartered Bank	12,496	(12,496)	—	0

Total Over-the-counter derivative instruments	$74,585	$(51,883)	$(9,324)	$13,378

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$279,222	$—	$—	$279,222
BNP Paribas SA	6,968	(3,071)	—	3,897
Deutsche Bank AG	1,740	(1,740)	—	0
HSBC Bank USA	38,830	(19,761)	—	19,069
JPMorgan Chase & Co.	135,960	(2,527)	—	133,433
Merrill Lynch, Pierce, Fenner & Smith Inc.	12,288	(12,288)	—	0
Standard Chartered Bank	48,116	(12,496)	—	35,620

Total Over-the-counter derivative instruments	$523,124	$(51,883)	$—	$471,241

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received	Net Amount (b) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$11,896	$(11,896)	$—	$0
HSBC Bank USA	91,202	(91,202)	—	0
JPMorgan Chase & Co.	10,522	(10,522)	—	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	—	—	—	0
Standard Chartered Bank	9,113	(9,113)	—	0

Total Over-the-counter derivative instruments	$122,733	$(122,733)	$—	$0

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$81,650	$(11,896)	$—	$69,754
HSBC Bank USA	113,064	(91,202)	—	21,862
JPMorgan Chase & Co.	647,253	(10,522)	—	636,731
Merrill Lynch, Pierce, Fenner & Smith Inc.	65,290	—	—	65,290
Standard Chartered Bank	105,519	(9,113)	—	96,406

Total Over-the-counter derivative instruments	$1,012,776	$(122,733)	$—	$890,043

(a)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Wealth Management, serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser on a monthly basis, a sub-advisory fee from its investment management fees.

Effective January 1, 2020, CGAS has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Funds’ management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Funds’ total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Funds’ total management fees if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

Notes to Financial Statements

(continued)

In addition, for Alternative Strategies Fund, effective January 1, 2020, CGAS and its affiliates agrees to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by the Adviser and to keep the Fund’s total operating costs from exceeding 0.70% (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). The contractual waiver arrangement shall remain in effect until January 1, 2021 and may be amended or terminated only with consent of the Board of Trustees.

The maximum allowable investment management fees represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2020 are indicated below:

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.19%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.26%	0.20%	0.80%
International Equity Fund	0.34%	0.20%	0.70%
Emerging Markets Equity Fund	0.39%	0.20%	0.90%
Core Fixed Income Fund	0.18%	0.20%	0.40%
High Yield Fund	0.29%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2020, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts Waived and/or Reimbursed
Large Cap Equity Fund	$3,451,778
Small-Mid Cap Equity Fund	1,639,368
International Equity Fund	2,083,146
Emerging Markets Equity Fund	1,609,049
Core Fixed Income Fund	210,164
High Yield Fund	264,618
International Fixed Income Fund	70,538
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	94,437
Ultra-Short Term Fixed Income Fund	234,934
Alternative Strategies Fund	376,339

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

Notes to Financial Statements

(continued)

For the year ended August 31, 2020, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund	Commission Dollars to MS&Co.
Large Cap Equity Fund	$2,495
Small-Mid Cap Equity Fund	12,799
International Equity Fund	1,555
Emerging Markets Equity Fund	3,386
Core Fixed Income Fund	15,465
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—
Alternative Strategies Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Fund’s Chief Compliance Officer.

For the year ended August 31, 2020, the Funds assume the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Appreciation	Dividend/ Interest Income	Ending Value as of August 31, 2020
Morgan Stanley	$1,473,725	$—	$(128,015)	$65,781	$310,162	$47,097	$1,721,653

Core Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized (Loss) on Sales	Change in Unrealized Appreciation	Dividend/ Interest Income	Ending Value as of August 31, 2020
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class A4, 4.039% due 11/15/46	$539,501	$—	$—	$—	$1,837	$20,195	$541,338
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 2A, 3.000% due 7/26/48	1,928,623	(71,068)	(779,749)	(487)	4,275	44,413	1,081,594

Ultra-Short Term Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales		Net Realized Gain on Sales	Change in Unrealized (Depreciation)		Accretion of discount	Dividend/ Interest Income	Ending Value as of August 31, 2020
Morgan Stanley ABS Capital I Inc. Trust,
Series 2004-HE4, Class M1, 1.075% (1-Month USD-LIBOR + 0.900%) due 5/25/34	$670,579	$—		$(76,977)	$397		$(16,109)	$342	$13,537	$578,232

Notes to Financial Statements

(continued)

3. Investments

During the year ended August 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Other Investments		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$348,429,908	$332,766,983	$—	$—
Small-Mid Cap Equity Fund	327,460,886	214,186,729	—	—
International Equity Fund	498,232,114	643,698,727	—	—
Emerging Markets Fund	129,426,148	111,362,394	—	—
Core Fixed Income Fund	272,365,947	288,080,380	2,039,666,937	2,291,278,136
High Yield Fund	316,956,759	103,634,380	—	—
International Fixed Income Fund	48,090,405	66,515,121	818,964,033	797,420,604
Municipal Bond Fund	7,788,354	27,607,276	—	—
Inflation-Linked Fixed Income Fund	10,162,260	20,565,692	507,498,064	593,044,874
Ultra-Short Term Fixed Income Fund	176,239,528	238,435,887	282,033,162	355,184,844
Alternative Strategies Fund	22,656,110	10,814,769	—	—

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation at August 31, 2020 have been disclosed under respective schedules of investments.

4. Shares of Beneficial Interest

At August 31, 2020, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2020, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2020	Year Ended August 31, 2019
Large Cap Equity Fund
Shares sold	18,556,044	9,989,805
Shares issued on reinvestment	3,980,173	10,384,649
Shares repurchased	(18,156,575)	(20,518,629)

Net Increase (Decrease)	4,379,642	(144,175)

Small-Mid Cap Equity Fund
Shares sold	16,067,985	5,496,318
Shares issued on reinvestment	2,752,335	3,606,769
Shares repurchased	(7,107,525)	(8,946,045)

Net Increase	11,712,795	157,042

International Equity Fund
Shares sold	26,722,202	20,548,551
Shares issued on reinvestment	2,929,092	2,852,945
Shares repurchased	(40,562,287)	(42,827,638)

Net (Decrease)	(10,910,993)	(19,426,142)

Emerging Markets Equity Fund
Shares sold	8,178,789	7,176,650
Shares issued on reinvestment	669,852	580,462
Shares repurchased	(6,661,043)	(7,394,458)

Net Increase	2,187,598	362,654

Notes to Financial Statements

(continued)

	Year Ended August 31, 2020	Year Ended August 31, 2019
Core Fixed Income Fund
Shares sold	22,527,192	55,563,245
Shares issued on reinvestment	3,723,753	3,630,216
Shares repurchased	(57,469,122)	(26,605,169)

Net Increase (Decrease)	(31,218,177)	32,588,292

High Yield Fund
Shares sold	70,159,389	3,010,925
Shares issued on reinvestment	1,830,895	782,196
Shares repurchased	(6,699,380)	(6,313,761)

Net Increase (Decrease)	65,290,904	(2,520,640)

International Fixed Income Fund
Shares sold	3,184,186	2,603,108
Shares issued on reinvestment	828,520	641,810
Shares repurchased	(4,781,519)	(4,041,970)

Net (Decrease)	(768,813)	(797,052)

Municipal Bond Fund
Shares sold	1,507,022	3,789,118
Shares issued on reinvestment	232,018	205,371
Shares repurchased	(3,392,268)	(2,070,229)

Net Increase (Decrease)	(1,653,228)	1,924,260

Inflation-Linked Fixed Income Fund
Shares sold	2,864,882	3,029,725
Shares issued on reinvestment	251,506	521,525
Shares repurchased	(10,376,618)	(6,801,137)

Net Decrease	(7,260,230)	(3,249,887)

Ultra-Short Term Fixed Income Fund
Shares sold	9,415,367	10,613,811
Shares issued on reinvestment	773,647	1,357,789
Shares repurchased	(20,550,346)	(12,615,669)

Net (Decrease)	(10,361,332)	(644,069)

Alternative Strategies Fund
Shares sold	2,493,185	2,715,976
Shares issued on reinvestment	99,928	10,258
Shares repurchased	(1,333,279)	(647,049)

Net Increase	1,259,834	2,079,185

Notes to Financial Statements

(continued)

5. Dividend and Tax Components of Capital

The tax character of distributors paid during the fiscal year ended August 31, 2020, were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Market Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	16,779,790	2,906,640	36,438,560	9,873,780
Net Long-term Capital Gains	61,113,224	46,195,764	—	—

Total Distributions Paid	$77,893,014	$49,102,404	$36,438,560	$9,873,780

	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	International Fixed Income Fund
Distributions paid from:
Tax Exempt	$—	$—	$1,666,609	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	31,609,573	6,497,717	47,698	6,470,637
Net Long-term Capital Gains	—	—	482,513	164

Total Distributions Paid	$31,609,573	$6,497,717	$2,196,820	$6,470,801

		Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Distributions paid from:
Tax Exempt		$—	$—	$—
Tax Return of Capital		—	—	—
Ordinary Income		2,532,631	7,631,973	950,687
Net Long-term Capital Gains		—	—	45,604

Total Distributions Paid		$2,532,631	$7,631,973	$996,291

As of August 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund		International Equity Fund		Emerging Market Equity Fund
Undistributed ordinary income - net	$10,451,967		$14,042,363		$23,968,723		$9,992,118
Undistributed long-term capital gains - net	25,968,036		14,070,513		—		—
Undistributed tax exempt Income - net	—		—		—		—

Total Undistributed earnings	36,420,003		28,112,876		23,968,723		9,992,118
Capital loss carryforward	—		—		(80,130,593)		(52,699,783)
Other book/tax temporary differences	(16,627,679	)(a)	(10,564,366	)(a)	(47,534,191	)(a)	(12,978,642	)(a)
Unrealized appreciation (depreciation)	777,212,137		123,791,296		204,867,415		107,773,200

Total accumulated earnings/(losses) - net	$797,004,461		$141,339,806		$101,171,354		$52,086,893

Notes to Financial Statements

(continued)

	Core Fixed Income Fund		High Yield Fund		Municipal Bond Fund		International Fixed Income Fund
Undistributed ordinary income - net	$12,060,627		$1,192,197		$—		$—
Undistributed long-term capital gains - net	19,128,597		—		304,032		993,134
Undistributed tax exempt Income - net	—		—		404,254		—

Total Undistributed earnings	31,189,224		1,192,197		708,286		993,134
Capital loss carryforward	—		(24,868,138)		—		—
Other book/tax temporary differences	(7,781,451	)(a)	(833,758	)(a)	(9,716	)(a)	(4,548,071	)(a)
Unrealized appreciation (depreciation)	47,140,964		13,162,564		4,062,858		7,466,287

Total accumulated earnings/(losses) - net	$70,548,737		$(11,347,135)		$4,761,428		$3,911,350

			Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
Undistributed ordinary income - net			$517,408		$3,015,478		$14,477
Undistributed long-term capital gains - net			—		—		—
Undistributed tax exempt Income - net			—		—		—

Total Undistributed earnings			517,408		3,015,478		14,477
Capital loss carryforward			(349,764)		(9,449,596)		(751,164)
Other book/tax temporary differences			(1,272,928	)(a)	1,135,181	(a)	(107,253	)(a)
Unrealized appreciation (depreciation)			17,924,782		1,054,628		1,359,218

Total accumulated earnings/(losses) - net			$16,819,498		$(4,244,309)		$515,278

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, options, swaps, ROC dividends received, real estate investments, interest accrual on defaulted bonds, the difference between book and tax amortization methods for premiums on fixed income securities, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2020, the Funds had the following net capital loss carryforwards remaining:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Market Equity Fund	Core Fixed Income Fund	High Yield Fund
Short-Term	$—	$—	$15,848,979	$39,235,125	$—	$2,185,369
Long-Term	—	—	64,281,614	13,464,658	—	22,682,769

	$—	$—	$80,130,593	$52,699,783	$—	$24,868,138

		Municipal Bond Fund	International Fixed Income Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Short-Term		$—	$—	$—	$8,948,674	$542,432
Long-Term		—	—	349,764	500,922	208,732

		$—	$—	$349,764	$9,449,596	$751,164

Notes to Financial Statements

(continued)

During the year ended August 31, 2020 the following funds utilized Capital Loss Carryforwards:

	High Yield Fund	Inflation-Linked Fixed Income Fund
Short-Term	$2,156,628	$819,075
Long-Term	—	3,790,652

	$2,156,628	$4,609,727

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended August 31, 2020, International Fixed Income Fund intends to defer to September 1, 2020 for U.S. federal income tax purposes $1,350,218 of Qualified Late Year Ordinary Losses.

7. Recent Accounting Pronouncements

In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables- Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore for the Municipal Bond Fund and International Fixed Income Fund there were applied amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments of $16,975 and $1 respectively and for Core Fixed Income Fund and High Yield Fund, increased the beginning of period cost of investments and decreased the unrealized appreciation on investments of $239 and $15,163, respectively.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund’s results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

8. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2020, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
9/1/20-9/30/20	$0.017283	$0.013352	$0.014603	$0.054507	$0.006078

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of Morgan Stanley Pathway Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Morgan Stanley Pathway Funds comprising the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund, and Alternative Strategies Fund (the “Funds”), including the schedules of investments, as of August 31, 2020, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Morgan Stanley Pathway Funds as of August 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Morgan Stanley Pathway Funds	Statements of Operations and Cash Flows*	Statements of Changes in Net Assets	Financial Highlights
Large Cap Equity Fund	For the year-ended August 31, 2020	For the years ended August 31, 2020 and 2019	For the years ended August 31, 2020, 2019, 2018, 2017, and 2016
Small-Mid Cap Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Core Fixed Income Fund
High Yield Fund
International Fixed Income Fund
Municipal Bond Fund
Inflation-Linked Fixed Income Fund	For the year-ended August 31, 2020	For the years ended August 31, 2020 and 2019	For the years ended August 31, 2020, 2019, 2018, 2017 and the period of March 8, 2016 (fund inception) through August 31, 2016
Ultra-Short Term Fixed Income Fund

Alternative Strategies Fund	For the year-ended August 31, 2020	For the years ended August 31, 2020 and 2019	For the years ended August 31, 2020, 2019 and the period of February 15, 2018 (fund inception) through August 31, 2018.

*	Statements of Cash Flows presented for the International Fixed Income Fund and Inflation-Linked Fixed Income Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 30, 2020

We have served as the auditor of one or more Morgan Stanley Pathway Funds investment companies since 2009.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

The Morgan Stanley Pathway Funds (the “Trust,” and each series thereof a “Fund,” and collectively, the “Funds”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, other than with respect to the Alternative Strategies Fund, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially for a two year term, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At a meeting1 held on May 21-22, 2020 (the “May Meeting”), the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. In connection with the May Meeting and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their reviews by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. In addition to the Management Agreement and the investment advisory agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Manager (the “IM Agreement”), pursuant to which the Manager serves as the investment adviser for the Alternative Strategies Fund, the Board approved at the May Meeting the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund to continue for another year:

Sub-adviser Name	Fund(s)

Aristotle Capital Boston, LLC	♦ Small-Mid Cap Equity Fund

BlackRock Financial Management, Inc.	♦ Core Fixed Income Fund ♦ Large Cap Equity Fund ♦ Small-Mid Cap Equity Fund ♦ International Equity Fund ♦ Emerging Markets Equity Fund ♦ Municipal Bond Fund

Causeway Capital Management LLC	♦ International Equity Fund

ClearBridge Investments, LLC (“ClearBridge”)	♦ Large Cap Equity Fund

Columbia Management Investment Advisers, LLC	♦ Large Cap Equity Fund

D.F. Dent & Company, Inc.	♦ Small-Mid Cap Equity Fund

Eaton Vance Management	♦ High Yield Fund

Invesco Advisers, Inc.	♦ International Equity Fund

Lazard Asset Management, LLC	♦ Large Cap Equity Fund ♦ Emerging Markets Equity Fund

[1]

The meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s)

Lyrical Asset Management LP	♦ Large Cap Equity Fund

Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust	♦ Large Cap Equity Fund

Metropolitan West Asset Management, LLC	♦ Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC	♦ Small-Mid Cap Equity Fund

Nuance Investments, LLC	♦ Small-Mid Cap Equity Fund

Pacific Investment Management Company LLC	♦ International Fixed Income Fund ♦ Inflation-Linked Fixed Income Fund ♦ Ultra-Short Term Fixed Income Fund

Schroder Investment Management North America Inc.	♦ International Equity Fund

Van Eck Associates Corporation	♦ Emerging Markets Equity Fund

Victory Capital Management, Inc.	♦ International Equity Fund

Wellington Management Company, LLC	♦ International Equity Fund

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

Westfield Capital Management Company, L.P.	♦ Small-Mid Cap Equity Fund

Also, at the May Meeting, in anticipation of Franklin Resources, Inc.’s acquisition of Legg Mason, Inc., which, upon consummation, would result in what is commonly called a “change of control” of Legg Mason and cause the Subadvisory Agreements with Western and Clearbridge, each wholly-owned subsidiaries of Legg Mason at the time, to terminate in accordance with applicable law, the Board, including a majority of the Independent Trustees, approved the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund, to become effective upon consummation of Franklin’s acquisition of Legg Mason (which occurred on July 31, 2020):

Sub-adviser Name	Fund(s)

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

ClearBridge Investments, LLC	♦ Large Cap Equity Fund

In voting to approve the Agreements at the May Meeting, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the respective Agreements during the meetings and during the past year, as applicable. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers, if any, to the respective Fund. With respect to the Subadvisory Agreements with Western and Clearbridge that became effective upon consummation of Franklin’s acquisition of Legg Mason, Western and Clearbridge advised the Board that, following the acquisition, there was not expected to be any diminution in the nature, extent and quality of services provided to the respective Funds and their shareholders by the Subadvisers, including compliance and other non-advisory services, and that there were not expected to be any changes in portfolio management personnel as a result of Franklin’s acquisition of Legg Mason. With respect to the Alternative Strategies Fund, the Independent Trustees considered the Manager’s investment process and capabilities managing assets and the Manager’s specific responsibilities in all aspects of day-to-day management of the Fund’s assets, as well as the qualification, experience and responsibilities of the person who serves as the portfolio manager for the Alternative Strategies Fund.

The Independent Trustees also discussed the acceptability of the terms of the Management Agreement, IM Agreement and Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including those specific to the Manager providing day-to-day management of the Alternative Strategies Fund’s assets, and those of each Sub-adviser.

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds and the selection and evaluation of Sub-Advisers. In addition, the Independent Trustees discussed with representatives of management the portfolio management strategy of the Alternative Strategies Fund’s portfolio manager. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement, IM Agreement and Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper. As to each Fund, the Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. It was noted that, while the Board has found the Broadridge data generally useful, the Trustees recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. As to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. In addition, the Board considered the Funds’ performance in light of overall financial market conditions. The information comparing each Fund’s performance to that of its Performance Universe (except as noted below) was for the one-, three-, five- and ten-year periods ended March 31, 2020.

The Board noted that the Large Cap Equity Fund performed below the median performance of the funds in the Performance Universe for each period, except for the ten-year period where it performed better than the median performance of the funds in the Performance Universe. The Board noted that Small-Mid Cap Equity Fund performed better than the median performance of the funds in the Performance Universe for each period, except for the five-year period where it performed slightly below the median performance of the funds in the Performance Universe. The Board further noted that the International Equity Fund performed below the median performance of the funds in the Performance Universe for each period, except for the five-year period where it

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

performed slightly better than the median performance of the funds in the Performance Universe. With respect to the Emerging Markets Equity Fund, the Board noted that the Fund performed below the median performance of the funds in its Performance Universe for each period, except for the five-year period where the Fund performed better than the median performance of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Funds’ Sub-advisers and the reasons for the Funds’ underperformance versus the Performance Universe during certain of the periods under review. Based on its review and discussions with management, as to each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, and Emerging Markets Equity Fund, the Board was generally satisfied with the overall performance of the Funds and the performance of the Funds’ Sub-advisers.

The Board noted that the Core Fixed Income Fund and the International Fixed Income Fund each performed better than the median performance of the funds in their respective Performance Universe for each period. With respect to the High Yield Fund, the Board noted that the Fund performed better than the median performance of the funds in the Performance Universe for the one- and three-year periods, and performed below the median performance of the funds in its Performance Universe for the five- and ten-year periods. The Board noted that the Municipal Bond Fund performed below the median performance of the funds in the Performance Universe for each period, noting that the Sub-adviser for the Fund was recently replaced. With respect to the Inflation-Linked Fixed Income Fund, the Board noted that the Fund performed better than the median performance of the funds in its Performance Universe for both the three-year period and one-year period, the only periods of performance information provided by Broadridge as the Fund commenced operations on March 8, 2016. With respect to the Ultra-Short-Term, the Board noted that the Fund performed below the median performance of the funds in its Performance Universe for both the three-year period and one-year period, the only periods of performance information provided by Broadridge as the Fund commenced operations on March 8, 2016. In addition, the Board noted that the Alternative Strategies Fund performed better than the median performance of the funds in the Performance Universe for the one-year period, the only period of performance information provided by Broadridge as the Fund commenced operations on February 15, 2018. The Trustees then discussed with representatives of management the portfolio management strategy of the Funds’ Sub-advisers and the reasons for certain Funds’ underperformance versus the respective Performance Universe during certain of the periods under review. Based on its review and discussions with management, as to each of the Core Fixed Income Fund, the High Yield Fund, the International Fixed Income Fund, and the Municipal Bond Fund, the Board was generally satisfied with the performance of the Funds and the performance of the Funds’ Sub-advisers. In addition, based on its review and discussions with management, as to each of the Inflation-Linked Fixed Income Fund, the Ultra-Short Term Fixed Income Fund, and the Alternative Strategies Fund, and noting the limited period of performance data available from Broadridge, the Board was generally satisfied with the performance of the Funds and the performance of the Inflation-Linked Fixed Income Fund’s and Ultra-Short Term Fixed Income Fund’s Sub-adviser.

The Trustees determined to continue to evaluate the Funds’ performance and that of their respective Sub-advisers, as applicable, and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fee rate (“Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered the actual management fee rate (“Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions for fee waiver and/or expense reimbursement arrangements that were in effect for the Fund, which reduced the management fee paid to the Manager.

The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the applicable Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by such Funds and their shareholders. The Board also reviewed with management the scope of services provided to the Funds by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s actual total expenses with those of a group of funds selected by Broadridge as comparable to the

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Broadridge (the “Expense Universe”). It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The information reviewed showed that the Contractual and Actual Management Fees of the International Equity Fund and the Emerging Markets Equity Fund were lower than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Actual Management Fees were lower than the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds. The information reviewed showed that the Contractual Management Fee of the Large Cap Equity Fund, the Small-Mid Cap Equity Fund, the Core Fixed Income Fund, the High Yield Fund, and the Alternative Strategies Fund were higher than the median Contractual Management Fee for the funds in their respective Expense Group, but that the Funds’ Actual Management Fees were lower than the median Actual Management Fees for the funds in their respective Expense Group and were lower than the average Actual Management Fees for the funds in their Expense Universe. The information reviewed also showed that the Contractual and Actual Management Fees of the Inflation-Linked Fixed Income Fund and the Ultra-Short Term Fixed Income Fund were higher than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Funds’ Actual Management Fees were higher than the average Actual Management Fees for the funds in the applicable Expense Universe. The information reviewed showed that the Contractual Management Fee of the Municipal Bond Fund was lower than the median Contractual Management Fee for the funds in their Expense Group, that the Fund’s Actual Management Fees was equal to the median Actual Management Fees for the funds in its Expense Group, and that the Fund’s Actual Management Fees was lower than the average Actual Management Fees for the funds in its Expense Universe. The information reviewed showed that the Contractual Management Fee of the International Fixed Income Fund was lower than the median Contractual Management Fee for the funds in its Expense Group, and that the Fund’s Actual Management Fees was higher than the median Actual Management Fees for the funds in the Expense Group and Expense Universe. With respect to the Alternative Strategies Fund, the Independent Trustees noted that the Manager was waiving the entire management fee and determined that the Contractual Management Fee payable to the Manager with respect to the Fund was for services provided in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested. The Independent Trustees also noted that the Broadridge expense information showed that the actual total expense ratio for each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Alternative Strategies Fund was lower than the median expense ratios of the funds in its respective Expense Group, and for the Core Fixed Income Fund was at the median expense ratios of the funds in its Expense Group. The Broadridge expense information also showed that the actual total expense ratios for the International Fixed Income Fund, Inflation-Linked Fixed Income Fund, High Yield Fund, Ultra-Short Term Fixed Income Fund and Municipal Bond Fund were higher than the median expense ratios of the funds in their respective Expense Groups.

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers, as applicable, were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing sub-advisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement, the IM Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

*******

Additional Information

(unaudited)

Trustees and Officers of the Trust

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Chairman and Trustee	Since 2007 (Chairman since 2018)	Principal and Portfolio Manager, North American Management Corp. (Investment Advisory) (2013-present); and formerly, Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (Registered Investment Advisor) (1988-2013)	11	None

Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Vice Chair and Trustee	Since 2008 (Vice Chair since 2018)	Managing Director, PFM Financial Advisors, LLC (Financial Advisory) (2016-December 2019); and formerly, President, A.C. Advisory, Inc. (Financial Advisory) (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017-present), formerly, Chairman (2013-2016) and Director (2013-2017)

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management) (2017-December 2019); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2017)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); and Director, Urban Gateways (1995-present)

Teresa S. Westbrook 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1959	Trustee	Since 2020	CPA/ Partner, Deloitte & Touche LLP (1999-2015)	11	None

INTERESTED TRUSTEE

Paul Ricciardelli** Morgan Stanley 522 Fifth Avenue, 14th Floor, New York, NY 10036 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of IAR/GIMA, Morgan Stanley (2011-present); Head of Wealth Advisory Solutions, Morgan Stanley (March 2017-present); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 1633 Broadway, 26th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present); formerly, Senior Director, AXA Equitable (2015-2017); Vice President, EQ Advisors Trust (2015-2017); Vice President, AXA Premier VIP Trust (2015-2017); Vice President, 1290 Funds (2015-2017); Vice President, FMG LLC (2015-2017); Deputy Chief Compliance Officer, Emerging Global Advisors (2014-2015); Chief Compliance Officer, EGA Emerging Global Shares Trust (2014-2015); and Chief Compliance Officer, EGA Frontier Diversified Core Fund (2014-2015)

Sara Cetron Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1980	Chief Administrative Officer	Since March 2017	Vice President, Morgan Stanley (2015-present); and formerly Platform Management, Managed Solutions, Barclays Capital Inc. (2008-2015)

Robert Garcia Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015- May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present); and formerly Head of Strategy and Development- Global Investment Solutions, Morgan Stanley (2013-2015)

Zachary Apoian Morgan Stanley 522 Fifth Avenue, New York, NY 10036 Birth Year: 1979	Investment Officer	Since May 2019	Executive Director, Morgan Stanley Wealth Management (2019-present); formerly, Private Wealth Advisor, Morgan Stanley Wealth Management (2017-2019); and Executive Director, Morgan Stanley Wealth Management (2014-2017)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-present)

Brian Mulley Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1977	Investment Officer	Since August 2015	Investment Analyst, Executive Director, Morgan Stanley (2005-present)

Sukru Saman Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Lisa Shalett Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1963	Investment Officer	Since August 2015	Head of Investment and Portfolio Strategies, Morgan Stanley (2013-present)

James Totino Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011-2018)

Todd McElduff Morgan Stanley 1633 Broadway, New York, NY 10019 Birth Year: 1977	Anti-Money Laundering (“AML”) Compliance Officer	Since September 2019	Head of Bank & WM AML Advisory, Morgan Stanley (2019-present); formerly, Head of Bank AML Advisory, Morgan Stanley (2017-2019); and Head of GFC US Investigations, Morgan Stanley (2014-2017)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Head of Consulting Group and Graystone Consulting (2018-present); Managing Director, Director of Consulting Group and Practice Management (2016-2018); Managing Director, Vice Chairman of Wealth Management (2015); and Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-2015)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Steven Ross Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary Legal Administration Practice of Fund Administration, BBH&Co. (2005-present); Secretary, BBH Trust (2009-present)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83.33%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Mr. Reed, an Independent Trustee, to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds.

Additional Information

(unaudited) (continued)

The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Mses. Cepeda and Westbrook and Messrs. Matthews, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Mses. Cepeda and Westbrook, and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee met once during the Trust’s most recent fiscal year.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Liquidity Risk

Additional Information

(unaudited) (continued)

Management Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 22, 2020, the Trustees received a report from the Liquidity Risk Management Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Risk Management Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on May 14, 2019. The Liquidity Risk Management Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Management Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2020:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	High Yield Fund
Record Date	12/5/2019	12/5/2019	12/5/2019	12/5/2019	Monthly
Payable Date	12/6/2019	12/6/2019	12/6/2019	12/6/2019	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	96.25%	84.96%	0.00%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	100.00%	100.00%	0.00%	0.00%	0.00%
Foreign Source Income	—	—	99.91%*	100%*	—
Foreign Tax Paid par Share	—	—	0.031961	0.042971	—
Long-term Capital Gain Dividend	0.766960	2.071200	—	—	—

	Core Fixed Income Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/5/2019	Monthly	Monthly	Monthly
Payable Date	Monthly	12/6/2019	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	0.00%	0.00%	0.00%	0.00%	0.00%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	0.00%	0.00%	0.00%	0.00%	0.00%
Interest from Tax-Exempt Obligations	—	—	100.00%	—	—
Interest from Federal Obligations	42.00%	—	—	96.08%	13.20%
Long-term Capital Gain Dividend	—	—	0.044060	—	—

	Alternative Strategies Fund
Record Date	12/30/2019
Payable Date	12/30/2019
Ordinary Income:
Qualified Dividend Income for Individuals	14.41%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	4.19%
Interest from Tax-Exempt Obligations	—
Interest from Federal Obligations	—
Long-term Capital Gain Dividend	0.020613

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Morgan Stanley Pathway Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters as an attachment to Form N-Port. The Funds’ Forms N-Port are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Port from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/wealth-investmentsolutions/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2020 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Morgan Stanley Pathway Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2020 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Teresa S. Westbrook possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Westbrook as the Registrant’s audit committee financial expert. Ms. Westbrook is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2020 and August 31, 2019 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $626,080 in 2020 and $616,080 in 2019.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2020, and August 31, 2019, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2020 and $0 in 2019.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2020 and August 31, 2019 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2020 and $99,450 in 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2020, and August 31, 2019, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2020 and $0 for 2019.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Morgan Stanley Pathway Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2020 and 0% for 2019; Tax Fees were 0% for 2020 and 0% for 2019; and Other Fees were 0% for 2020 and 0% for 2019.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2020 and $0 in 2019.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(a)(4) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Pathway Funds

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 3, 2020

Morgan Stanley Pathway Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Morgan Stanley Pathway Funds

Date:	November 3, 2020